UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06722

FORWARD FUNDS

(Exact name of registrant as specified in charter)

101 California Street, 16th Floor

San Francisco, CA 94111

(Address of principal executive offices) (Zip code)

J. Alan Reid, Jr., President

Forward Funds

101 California Street, 16th Floor

San Francisco, CA 94111

(Name and address of agent for service)

Registrant’s Telephone Number, including Area Code: (800) 999-6809

Date of fiscal year end: December 31

Date of reporting period: December 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission, not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1 -	Reports to Stockholders.

The following are copies of the reports transmitted to shareholders of the Forward Commodity Long/Short Strategy Fund, Forward Credit Analysis Long/Short Fund, Forward Dynamic Income Fund, Forward EM Corporate Debt Fund, Forward Emerging Markets Fund, Forward Equity Long/Short Fund, Forward Frontier Strategy Fund, Forward Global Dividend Fund, Forward Global Infrastructure Fund, Forward High Yield Bond Fund, Forward International Dividend Fund, Forward International Real Estate Fund, Forward International Small Companies Fund, Forward Investment Grade Fixed-Income Fund, Forward Real Estate Fund, Forward Real Estate Long/Short Fund, Forward Select EM Dividend Fund, Forward Select Income Fund, Forward Select Opportunity Fund, Forward Small Cap Equity Fund, Forward Tactical Enhanced Fund, Forward Tactical Growth Fund, Forward Total MarketPlus Fund, Forward U.S. Government Money Fund, Forward Balanced Allocation Fund, Forward Growth & Income Allocation Fund, Forward Growth Allocation Fund, Forward Income & Growth Allocation Fund, Forward Income Builder Fund and Forward Multi-Strategy Fund (collectively, the “Funds”), each a series of the registrant, pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR 270.30e-1).

Annual Report December 31, 2014

Forward Credit Analysis Long/Short Fund

Forward Dynamic Income Fund

Forward EM Corporate Debt Fund

Forward Emerging Markets Fund

Forward Equity Long/Short Fund

Forward Global Dividend Fund

Forward International Dividend Fund

Forward International Small Companies Fund

Forward Select EM Dividend Fund

Forward Small Cap Equity Fund

Forward Tactical Enhanced Fund

Forward Tactical Growth Fund

Forward Commodity Long/Short Strategy Fund

FORWARD FUNDS:	Table of Contents

Forward Funds are distributed by Forward Securities, LLC,

101 California Street, 16th Floor, San Francisco, California 94111

The report has been prepared for the general information of Forward Funds’ shareholders. It is not authorized for distribution to prospective investors unless accompanied or proceeded by a current Forward Funds’ Prospectus, which contains more complete information about Forward Funds’ investment policies, management fees and expenses. Investors are reminded to read the Prospectus before investing or sending money.

December 31, 2014

1

Shareholder Update	December 31, 2014

A MESSAGE FROM:	J. Alan Reid, Jr. Chief Executive Officer @JAlanReid

Dear Shareholder:

At the close of 2014, another year punctuated by the unexpected, investors were left wondering: What will happen next? And how well is my portfolio positioned in light of the possibilities?

Question marks loom especially large for those seeking investment income. Many forecasters warn that interest rates are bound to rise in 2015. At the same time, actions by the European Central Bank, China and Japan over the last few months support the view that this low-rate environment may persist for some time to come.

The dilemma isn’t just that it’s impossible to predict what the U.S. Federal Reserve will do or predict how the actions of other nations will impact the global rate environment. It’s that almost any scenario puts investors at greater risk than they may realize. As discussed in our white paper, The 5% Problem: Double Jeopardy for Traditional Bond Investors, even modest upward rate movements could spell significant losses for traditional bondholders. It’s also true that other income-producing asset classes pose their own interest-rate, liquidity and credit risks. Meanwhile, this continued low-rate environment is compounding investors’ income shortfalls, tempting them to reach for potential sources of yield despite the risks that may entail.

Smarter strategies

As we see it, these conditions call for new and different kinds of income solutions—ideas rooted in a different way of thinking. Asset class risks, returns and correlations are never static. Rather than struggle against the fluidity and uncertainty of global markets, we believe it makes far more sense to embrace these realities and design our approaches around them.

We have acted on this conviction in two ways. First, we have drawn on the capabilities of our various portfolio teams to create intelligent income strategies with built-in adaptability and resilience. Unique to Forward are two prime examples:

•

Forward Income Builder Fund (AIAAX) invests dynamically across a diverse range of actively managed traditional, alternative and global income-producing strategies. Aiming to achieve high current income while keeping volatility at a targeted level, the investment team systematically adjusts the fund’s allocation in response to changing global market conditions.

•

Forward Dynamic Income Fund (FDYTX) seeks a predictable income stream by blending a dividend capture strategy with a proprietary tactical allocation strategy that hedges the portfolio’s dividend stock exposure.

Exploding the style box

Secondly, we are proud of our range of income-producing strategies. With a diverse array of portfolio building blocks, investors can choose those that best fit their existing portfolios, risk profiles and overall investment goals. Our offerings extend beyond traditional fixed-income strategies to include a set of global and international dividend stock funds, a corporate debt fund focused on emerging markets and a long/short credit strategy centered on municipal bonds.

Real estate is another one of our strengths, and one highly relevant to income-seeking investors. All of our real estate funds target high income or total return with a substantial income component. Moreover, all invest in commercial properties via real estate investment trusts (REITs), an asset class with a track record of delivering stable yields. Our real estate funds include such out-of-the-box products as Forward Select Income Fund (KIFAX), which focuses on preferred and senior REIT securities, and Forward Real Estate Long/Short Fund (KSRAX), which is one of the very few true long/short real estate mutual funds available. With the dollar so strong, I should also mention Forward International Real Estate Fund (KIRYX), which takes advantage of the currently strong position of the U.S. dollar to build positions in real assets around the globe.

Results-focused

Our goal is to bring value to investors and advisors not only with our strategies, but also with our thinking. The philosophy we apply to investors’ needs for growth, diversification and risk management is the same one we use to address their income goals. That is, we strive to be champions of more intelligent, adaptable investment strategies and more resilient portfolios—a stance that often involves challenging the status quo.

December 31, 2014	2

In short, we believe in a pragmatic, results-focused approach that helps real people fulfill their real-life goals and dreams. We’re convinced this is the way of the future, and we will continue to push ourselves and the industry in that direction.

I want to thank you wholeheartedly for your confidence and trust in us. We are privileged to be your investment partners and will strive to keep earning that trust every day.

Sincerely,

J. Alan Reid, Jr.

Chief Executive Officer

Forward

RISKS

There are risks involved with investing, including loss of principal. Past performance does not guarantee future results, share prices will fluctuate and you may have a gain or loss when you redeem shares.

Each allocation fund is a fund of funds, which invest in a mix of underlying Forward Funds. Shareholders of an allocation fund indirectly bear the expenses of the underlying funds. An allocation fund’s allocations may be changed at any time. Asset allocation does not assure profit or protect against risk. (Forward Income Builder Fund)

Borrowing for investment purposes creates leverage, which can increase the risk and volatility of a fund. (Forward Dynamic Income Fund, Forward Income Builder Fund, Forward International Real Estate Fund, Forward Real Estate Long/Short Fund, Forward Select Income Fund)

Concentration in a particular industry will involve a greater degree of risk than a more diversified portfolio. (Forward International Real Estate Fund, Forward Real Estate Fund, Forward Real Estate Long/Short Fund, Forward Select Income Fund)

Debt securities are subject to interest rate risk. If interest rates increase, the value of debt securities generally declines. Debt securities with longer durations tend to be more sensitive to changes in interest rates and more volatile than securities with shorter durations. (Forward Dynamic Income Fund, Forward Income Builder Fund, Forward International Real Estate Fund, Forward Real Estate Long/Short Fund, Forward Select Income Fund)

Derivative instruments involve risks different from those associated with investing directly in securities and may cause, among other things, increased volatility and transaction costs or a fund to lose more than the amount invested. (Forward Dynamic Income Fund, Forward Income Builder Fund, Forward International Real Estate Fund, Forward Real Estate Long/Short Fund, Forward Select Income Fund)

Investing in exchange-traded funds (ETFs) will subject a fund to substantially the same risks as those associated with the direct ownership of the securities or other property held by the ETFs. (Forward Dynamic Income Fund, Forward Income Builder Fund)

Foreign securities, especially emerging or frontier markets, will involve additional risks including exchange rate fluctuations, social and political instability, less liquidity, greater volatility and less regulation. (Forward Dynamic Income Fund, Forward Income Builder Fund, Forward International Real Estate Fund, Forward Real Estate Long/Short Fund)

Investing in lower-rated (“high yield”) debt securities involves special risks in addition to those associated with investments in higher-rated debt securities, including a high degree of credit risk. (Forward Income Builder Fund)

Investing in a non-diversified fund involves the risk of greater price fluctuation than a more diversified portfolio. (Forward Dynamic Income Fund, Forward International Real Estate Fund, Forward Real Estate Long/Short Fund, Forward Select Income Fund)

Investing in the real estate industry or in real estate-related securities involves the risks associated with direct ownership of real estate which include, among other things, changes in economic conditions (e.g., interest rates), the macro real estate development market, government intervention (e.g., property taxes) or environmental disasters. These risks may also affect the value of equities that service the real estate sector. (Forward Dynamic Income Fund, Forward Income Builder Fund, Forward International Real Estate Fund, Forward Real Estate Long/Short Fund, Forward Select Income Fund)

3	December 31, 2014

Short selling involves additional investment risks and transaction costs, and creates leverage, which can increase the risk and volatility of a fund. (Forward Dynamic Income Fund, Forward Income Builder Fund, Forward Real Estate Long/Short Fund)

Investing in smaller companies generally will present greater investment risks, including greater price volatility, greater sensitivity to changing economic conditions and less liquidity than investing in larger, more mature companies. (Forward Dynamic Income Fund)

Alternative strategies typically are subject to increased risk and loss of principal. Consequently, investments such as mutual funds which focus on alternative strategies are not suitable for all investors. (Forward Real Estate Long/Short Fund)

There is no guarantee the companies in our portfolio will continue to pay dividends. (Forward Dynamic Income Fund)

Diversification does not assure profit or protect against risk.

Forward Dynamic Income Fund seeks total return, with dividend and interest income being an important component of that return, while exhibiting less downside volatility than the S&P 500 Index.

Forward Income Builder Fund seeks high current income and some stability of principal.

Forward International Real Estate Fund seeks total return from both capital appreciation and current income.

Forward Real Estate Long/Short Fund seeks total return through a combination of high current income relative to equity investment alternatives, plus long-term growth of capital.

Forward Select Income Fund seeks high current income and potential for modest long-term growth of capital.

Correlation is a statistical measure of how two securities, funds or asset classes move in relation to each other.

Credit risk is the risk of loss of principal or loss of a financial reward stemming from a borrower’s failure to repay a loan or otherwise meet a contractual obligation.

Dividend capture is an income-producing strategy in which a particular security about to pay a dividend is purchased, held until its dividend is captured and then sold in order to purchase another security about to pay a dividend.

Interest rate risk is the risk that an investment’s value will change due to a change in interest rates.

Liquidity risk refers to the risk stemming from the lack of marketability of an investment that cannot be bought or sold quickly enough to prevent or minimize a loss.

Volatility is a statistical measure of the dispersion of returns for a given security or market index.

J. Alan Reid, Jr. is a registered representative of Forward Securities, LLC.

December 31, 2014	4

Shareholder Update	December 31, 2014

A MESSAGE FROM:	Jim O’Donnell, CFA Chief Investment Officer @JimODonnll

Dear Shareholder:

According to a less-than-scientific search of the internet, the saying, “Who’d have thunk it?” was first popularized by comedian/ventriloquist Edgar Bergen in the 1930s. His loveable but slow-witted dummy character Mortimer Snerd used to utter this colloquial phrase to express astonishment at the unexpected. In looking at the performance of a number of asset classes in 2014, one may be compelled to channel one’s inner Mortimer and repeat the phrase, “Who’d have thunk it?”

As we entered 2014, it seemed as if everyone expected higher interest rates and weakness in interest-sensitive asset classes. As 2014 drew to a close, market participants could only be astonished at the unforeseen decline in interest rates and the impressive rally in long Treasurys and real estate investment trusts. At the beginning of 2014, virtually no one could have anticipated the explosive rally in Chinese equities, nor could one have predicted the harrowing decline in crude oil prices and the freefall in Russian equities.

As we leave 2014 in the rearview mirror and look forward to 2015, the one clear takeaway is to expect the unexpected. Many strategists and pundits are embracing a dour and cautionary view as the capital markets march headlong into the prospect of a U.S. Federal Reserve interest rate hike sometime in 2015. Some of this advice is prudent, given the spring-loaded nature of the geopolitical risks we face. We are of the belief that the many crosscurrents we face in the capital markets will introduce a level of volatility that will be greater than we have experienced in the recent past. We also suspect that many positive economic and geopolitical developments may unfold in the second half of 2015.

That said, one of the greatest risks in the capital markets today may be related to the slope of the U.S. Treasury yield curve. A simple way of looking at this slope is to take the yield on a 10-year Treasury and subtract the yield of a 2-year Treasury. Historically, a large difference between the 10-year and the 2-year (or a steep slope) was the harbinger of improving economic strength over a future 12 to 18 month time horizon. Conversely, a narrower amount (or a flatter yield curve) has been a cautionary early warning sign of future economic slowing. Unfortunately, this metric is beginning to raise a cautionary flag by narrowing at the end of 2014.

One of the side effects of this curve flattening may be increased market sensitivity to credit risk (the notion that a dollar loaned may be less likely to be repaid if the economy is weakening). This sensitivity can manifest itself in both the debt and equity markets. Frequently, the market’s appetite for quality increases appreciably. Quality can be defined as the sustainability and predictability of a firm’s cash flows as well as the complexion of a firm’s capital structure, including the very prudent and limited use of debt. Coming out of the post-Lehman Brothers financial crisis, investors were rewarded more for accepting credit risk and having an aversion to quality. Going forward, that may all change with quality taking on increased importance in portfolio holdings.

As part of Forward’s culture, we have sought to challenge the status quo whether it is through our product offerings or through the way we look at the capital markets. Indeed, the practice of following the herd can be fraught with peril when everyone is leaning the same way with respect to market exposures and investment postures. At certain parts of a market cycle, one is best served to avoid being anchored to the consensus view in order to allow one to see opportunities that others cannot. As an investor, one of the most liberating questions one can ask oneself is, “What if everything I believe is wrong?” This frame of mind is vital to a robust investment culture and process in order to avoid the pitfalls of what behavioral finance academics call cognitive dissonance.

As we walk through 2015, it will be important to be nimble and not get mired in a consensus view. We suspect that having a healthy respect for the nonconsensus view will serve one well in 2015, as will expecting the unexpected. Try to keep an even-keel and avoid getting too dour or too ebullient.

If we are correct in our assessment that volatility will increase, it will be important to make sure that you are equipped with the right hedges and tools to withstand the challenges investors will face. Hedges can act as shock absorbers, making a bumpy ride more tolerable. In addition, we have developed tools that are forged in the notion that correlations and market volatility do not remain constant. This combination of hedges and tools should help investors navigate the challenges of 2015.

5	December 31, 2014

As always, we remain committed to helping our shareholders attain true portfolio diversification and achieve their long-term financial goals. We also believe that transparent practices give our investors access to the information they need to make important investment decisions. I invite you to review the information in this report and the performance of the Forward Funds in 2014, and I thank you for the continued confidence that you place in our funds.

Sincerely,

Jim O’Donnell, CFA

Chief Investment Officer

Forward

RISKS

There are risks involved with investing, including loss of principal. Past performance does not guarantee future results, share prices will fluctuate and you may have a gain or loss when you redeem shares.

Diversification does not assure profit or protect against risk.

2-year U.S. Treasury is a debt obligation issued by the U.S. Treasury that has a term of two years.

10-year U.S. Treasury is a debt obligation issued by the U.S. Treasury that has a term of more than one year, but not more than 10 years.

Cash flow is a revenue or expense stream that changes a cash account over a given period.

Correlation is a statistical measure of how two securities, funds or asset classes move in relation to each other.

Credit risk is the risk of loss of principal or loss of a financial reward stemming from a borrower’s failure to repay a loan or otherwise meet a contractual obligation.

Volatility is a statistical measure of the dispersion of returns for a given security or market index.

Yield curve is a line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates.

One cannot invest directly in an index.

Jim O’Donnell has earned the right to use the Chartered Financial Analyst designation. CFA Institute marks are trademarks owned by the CFA Institute.

Forward Funds are distributed by Forward Securities, LLC.

Not FDIC Insured | No Bank Guarantee | May Lose Value

© 2015 Forward Management, LLC. All rights reserved.

The discussions concerning the funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect performance of the funds in the future, including the portfolio managers’ outlook regarding economic, market, political and other factors relevant to investment performance. These statements are based on the portfolio managers’ expectations concerning certain future events and their expected impact on the funds and are current only through the date on the cover of this report. Forward-looking statements are inherently uncertain and are not intended to predict the future performance of the funds. Actual events may cause adjustments in the portfolio managers’ strategies from those currently expected to be employed, and the outlook of the portfolio managers is subject to change.

December 31, 2014	6

Fund Commentary and Performance (Unaudited)

Forward Credit Analysis Long/Short Fund

As of December 31, 2014

For the year ended December 31, 2014, Forward Credit Analysis Long/Short Fund’s Institutional Class shares returned 9.47%, outperforming its benchmarks, the Barclays U.S. Municipal Bond Index and Barclays U.S. Corporate High-Yield Bond Index, which returned 9.05% and 2.45%, respectively.

Global financial markets were relatively volatile in 2014. While the global economy grew overall, the expansion was defined by diverging growth and monetary policy paths.

An uncharacteristically cold winter took a toll on economic data in the U.S. early in the year, with most major indicators showing signs of weakness. Bond markets rallied due to the somewhat uncertain pace of economic expansion and mostly held on to gains as the crisis in Ukraine led to a general flight to quality.

U.S. gross domestic product growth strengthened in the second quarter, more than reversing the weather-induced weakness from the first quarter. Bond markets rallied as central banks remained accommodative—emerging market bonds led gains and developed market yields fell to 12-month lows.

Contrary to the Federal Reserve’s (Fed) status-quo policies, the European Central Bank announced new easing measures in the second quarter, including a historic negative rate on deposits, a policy rate cut and targeted long-term refinancing operations to spur business lending. Japan implemented its consumption tax hike in April 2014, causing household spending and retail sales to fall as expected. China, also facing a more challenging growth outlook, launched a mini-stimulus program and continued to finely tune its monetary policies amid lingering concerns regarding shadow banking-related defaults.

In October, the 10-year U.S. Treasury yield plunged to a new 2014 low as global equity markets sank. Still, nearly every asset class retraced its steps in the following weeks. What caused the sudden turn remains uncertain, but it was likely a confluence of events that sustained the rebound: a swath of U.S. data was stronger than expected, third quarter earnings generally outperformed and global policies were actively adjusted. Just as markets were impressed by signs of broadening growth, so too was the Fed as it ended its quantitative easing program on schedule.

Following a weak 2013 when municipal bonds struggled and assets flowed out of the class, municipal market yields fell across most maturities in 2014, leading to strong returns. Positive market sentiment has persisted throughout the year despite isolated negative credit headlines as strong technicals and lower Treasury yields helped to buoy municipals. Some municipalities began the road to recovery, with Detroit receiving approval for its plan of adjustment, authorizing the city’s exit from bankruptcy. The bankrupt city of San Bernardino, California, which had previously suspended payments to its pension system, agreed to pay the California Public Employees’ Retirement System (CalPERS) in full and keep its pension plan intact.

Within the fund, outperformance was driven by an overweight allocation to revenue-backed bonds, as they outperformed the general municipal bond market. This was somewhat offset by the negative effect of an underweight to U.S. duration as yields fell across most of the municipal bond curve. Within taxable municipals, an overweight allocation to industrial revenue bonds and security selection within tobacco revenue bonds were key drivers of outperformance. However, an underweight to transportation revenue bonds and, to a lesser extent, leased-backed revenue bonds, hurt performance as both sectors outperformed the general municipals market.

Government futures were used to tactically manage the fund’s duration position and swaps were used to gain exposure to a basket of revenue, general fund obligation, and full faith and credit reference obligations. The fund’s overall use of these derivatives detracted from performance year to date as U.S. interest rates fell, particularly on the long end.

7	December 31, 2014

Forward Credit Analysis Long/Short Fund

Asset Allocation as a Percentage of Net Assets

as of December 31, 2014

These allocations may not reflect the current or future position of the portfolio.

Growth of $100,000 Investment in the Fund

The chart above shows how a hypothetical investment of $100,000 in the fund at its inception would have performed versus an investment in the fund’s benchmark index. The values indicate what $100,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

December 31, 2014	8

Forward Credit Analysis Long/Short Fund(b)

	1 Year	5 Year	Since Inception	Inception Date
Average Annual Total Return for the period ended December 31, 2014
Investor Class	8.97%	3.22%	5.53%	05/01/08
Institutional Class	9.47%	3.60%	5.93%	05/01/08
Class A (with sales load)(c)(d)	2.58%	1.85%	0.68%	12/29/06
Class A (without sales load)(d)(e)	8.85%	3.06%	1.43%	12/29/06
Class C (with CDSC)(f)	7.46%	2.59%	5.14%	06/03/09
Class C (without CDSC)(g)	8.46%	2.59%	5.14%	06/03/09
Advisor Class(h)	9.41%	N/A	3.28%	02/01/10

(a) The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

(b) Effective November 1, 2013, Cedar Ridge Partners, LLC (“Cedar Ridge”) resigned as sub-advisor of Forward Credit Analysis Long/Short Fund and terminated its sub-advisory agreement with Forward Management. From November 1, 2013, to November 12, 2013, Forward Management was the sole advisor of the fund. Effective November 13, 2013, the fund is sub-advised solely by Pacific Investment Management Company LLC (“PIMCO”). Performance figures shown for periods before November 1, 2013, represent performance of Cedar Ridge under the previous investment strategy for the fund. Prior to May 1, 2011, Forward Credit Analysis Long/Short Fund was known as Forward Long/Short Credit Analysis Fund.

(c) Includes the effect of the maximum 5.75% sales charge.

(d) Class A shares of the fund originally commenced operations on December 29, 2006, were liquidated on November 21, 2008, and were launched again on September 1, 2010. The performance shown for any period beginning on or after November 24, 2008, and lasting through August 31, 2010, is that of the fund’s Investor Class shares adjusted to reflect the specific operating expenses applicable to Class A shares. The performance shown for any period beginning on or after September 1, 2010, is that of the fund’s Class A shares.

(e) Excludes sales charge.

(f) Includes the 1.00% contingent deferred sales charge.

(g) Excludes the 1.00% contingent deferred sales charge.

(h) Prior to May 1, 2013, the Advisor Class was known as Class M.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month-end may be obtained at www.forwardinvesting.com. Investment performance may reflect fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

9	December 31, 2014

Fund Commentary and Performance (Unaudited)

Forward Dynamic Income Fund

As of December 31, 2014

For the year ended December 31, 2014, Forward Dynamic Income Fund’s Institutional Class shares returned 16.75%, outperforming its benchmark, which is comprised of 70% Barclays U.S. Intermediate Corporate Index and 30% Russell U.S. Large Cap High Dividend Yield Index. The blended benchmark returned 7.66%.

Interest rates remained at historic lows in 2014, causing investors to continue their search for yield. This drove the returns on real estate investment trusts (REITS) upwards of 30% in 2014 and the return for utilities stocks above 25% for the year.

The fund significantly outperformed its blended benchmark in 2014. Forward Dynamic Income Fund seeks to achieve its investment objective via two distinct strategies: tactical allocation and dividend capture. While capturing dividends in the dividend capture sleeve of the portfolio, the fund used REITs, consumer stocks and utilities to capture total return in its tactical sleeve.

Financials stocks, particularly REITs and REIT preferred stocks, made the largest contribution to returns. The outperformance was mainly due to declining bond yields throughout the year, which led investors looking for yield to other areas of the market that in turn drove up the prices of high-yielding stocks in 2014. The consumer staples sector was the second highest contributor to returns as the group outperformed the S&P 500 Index for the year. The sector had a strong year-end finish as data showed that the U.S. economy was expanding faster than forecasted and that the expanding economy, stable job growth and lower gas prices would likely encourage consumers to spend more. The consumer discretionary sector also contributed positively to performance results, led mainly by retail stocks. The fund also benefited from an underweight allocation to the energy sector, which lagged in the S&P 500 Index.

In 2014, information technology was the largest detractor from performance and was the only sector to produce a negative contribution to return during the year. Within the sector, the software and services group was the largest contributor to underperformance. The industrial sector as a whole underperformed, trailing the S&P 500 Index for the year.

The fund participated in more than 30 initial public offerings in 2014, which collectively made a positive contribution to the fund’s performance.

The fund used E-mini S&P 500 Index futures to equitize between 0% and 25% of the total value of the fund. The timing of the purchase and sale of E-mini futures is dictated by Forward’s proprietary volatility breadth model. When volatility is low, long positions are established to add to total return. When volatility is high, positions are taken to hedge market risk. The fund used futures to decrease the transaction costs associated with equitization. The fund’s use of derivatives had a negligible impact on performance in 2014 since volatility remained low throughout the year.

December 31, 2014	10

Forward Dynamic Income Fund

Weightings by Sector as a Percentage of Net Assets

as of December 31, 2014

These allocations may not reflect the current or future position of the portfolio.

Growth of $100,000 Investment in the Fund

The chart above shows how a hypothetical investment of $100,000 in the fund at its inception would have performed versus an investment in the fund’s benchmark index. The values indicate what $100,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

11	December 31, 2014

Forward Dynamic Income Fund

	1 Year	Since Inception	Inception Date
Average Annual Total Return for the period ended December 31, 2014
Institutional Class	16.75%	14.07%	07/31/13
Class A (with sales load)(b)	9.51%	8.88%	07/31/13
Class A (without sales load)(c)	16.19%	13.53%	07/31/13

(a) The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

(b) Includes the effect of the maximum 5.75% sales charge.

(c) Excludes sales charge.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month-end may be obtained at www.forwardinvesting.com. Investment performance may reflect fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

December 31, 2014	12

Fund Commentary and Performance (Unaudited)

Forward EM Corporate Debt Fund

As of December 31, 2014

For the year ended December 31, 2014, Forward EM Corporate Debt Fund’s Institutional Class shares returned -0.42%, underperforming its benchmark, the Credit Suisse Emerging Market Corporate Bond Index, which returned 3.55%.

In 2014, emerging market (EM) corporate debt prices were largely affected by movements in Treasury interest rates, the shape of the yield curve, the strong U.S. dollar and the late-year collapse in oil prices. In a reversal from 2013, longer-term U.S. interest rates fell during the year while short-term rates rose. This flattening in U.S. interest rates led to outperformance of higher-quality, longer-duration dollar-denominated corporate debt and underperformance of both lower-quality and shorter-maturity issues. Largely based on non-U.S. growth concerns, most EM currencies were weakened versus the U.S. dollar. Some currencies, including the Russian ruble, fell sharply against the U.S. dollar, with most of the depreciation occurring during the last part of the year when global crude oil prices fell significantly. In general, non-energy companies with primarily dollar-based revenues and local-revenue costs saw benefits from this trend. Notwithstanding their U.S. dollar-denominated revenues, companies operating in the oil and gas sector saw their bond prices fall sharply in price after OPEC (Organization of the Petroleum Exporting Countries) announced in late November that the oil cartel would not cut production to prop up prices.

Most of the fund’s relative underperformance was attributable to energy holdings and general credit selection in Brazil, Indonesia and Kazakhstan. Certain high-yield corporate holdings in Argentina, China and Mexico, as well as longer duration investment-grade bonds in Indonesia, Mexico and Saudi Arabia, added to relative performance.

From a sector standpoint, defensive sectors such as noncyclical consumer, conglomerates and utilities were the best performers within the benchmark index in 2014. The fund collectively was underweight these sectors, especially utilities, which detracted from performance. Energy, industrials and technology were laggards, with energy bonds in the index posting negative results for the year. While the fund maintained a neutral oil and gas exposure for most of the year, unfavorable security selection weighed on returns. The non-U.S. dollar currency exposure of the fund, while small, slightly detracted from performance during the fourth quarter as the dollar generally appreciated versus EM currencies, especially against the fund’s largest currency holdings, the Nigerian naira and Russian ruble.

Country performance varied significantly during the year. Many Asian countries, such as Indonesia, Thailand and Vietnam, gained more than 10%, whereas Russia, Ukraine and Venezuela each fell more than 20%, as measured by the Credit Suisse Emerging Market Corporate Bond Index. Both an underweight allocation to Russia and security selection within Russia added to the fund’s relative performance. A small overweight to Ukraine detracted from results, although overall fund exposure remains small. As with Russia, both an underweight allocation to Venezuela and security selection within Venezuela, primarily a significant underweight to state-owned oil company Petróleos de Venezuela, S.A., added to the fund’s relative performance.

Derivatives, primarily in the form of interest rate futures and currency swaps that are used to manage overall fund exposures, detracted slightly from performance.

13	December 31, 2014

Forward EM Corporate Debt Fund

Weightings by Region as a Percentage of Net Assets

as of December 31, 2014

These allocations may not reflect the current or future position of the portfolio.

Growth of $100,000 Investment in the Fund

The chart above shows how a hypothetical investment of $100,000 in the fund at its inception would have performed versus an investment in the fund’s benchmark index. The values indicate what $100,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

December 31, 2014	14

Forward EM Corporate Debt Fund(b)

	1 Year	5 Year	Since Inception	Inception Date
Average Annual Total Return for the period ended December 31, 2014
Investor Class	-0.76%	3.43%	4.44%	10/05/07
Institutional Class	-0.42%	3.83%	4.81%	10/05/07
Class C (with CDSC)(c)	-2.37%	2.83%	3.95%	10/05/07
Class C (without CDSC)(d)	-1.44%	2.83%	3.95%	10/05/07
Advisor Class(e)	N/A	N/A	-1.43%	05/01/14

(a) The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

(b) As of February 14, 2011, Forward EM Corporate Debt Fund replaced the sub-advisor, Pictet Asset Management SA, with SW Asset Management, LLC. Prior to May 1, 2011, Forward EM Corporate Debt Fund was known as Forward International Fixed-Income Fund.

(c) Includes the 1.00% contingent deferred sales charge.

(d) Excludes the 1.00% contingent deferred sales charge.

(e) “Since inception” performance is not annualized for a “since inception” period that is less than 1 year.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month-end may be obtained at www.forwardinvesting.com. Investment performance may reflect fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

15	December 31, 2014

Fund Commentary and Performance (Unaudited)

Forward Emerging Markets Fund

As of December 31, 2014

For the year ended December 31, 2014, Forward Emerging Markets Fund’s Institutional Class shares returned -1.12%, slightly outperforming its benchmark, the MSCI Emerging Markets Index, which returned -1.82%.

Emerging equity markets lost ground in 2014. Heightened geopolitical tensions, particularly those concerning Russia’s involvement with Ukraine, damaged business and consumer confidence not just in Europe but also throughout the world via the trade mechanism. This proved to be a significant headwind for Europe’s already fragile recovery. China’s growth decelerated in 2014, weighed down by a large housing supply problem, industrial overcapacity and high provincial debt. Selective easing moves by China’s central bank lifted investor expectations, however, and shares available to local investors rallied. Equities in India also rallied due to a new government and anticipated reforms. Most emerging markets dependent on natural resource commodity exports, including Russia, South Africa and Brazil, struggled under the declining oil and commodity price environment.

Pervasive U.S. dollar strength proved to be the most significant performance factor for non-U.S. equities in 2014. All of the major currencies weakened against the U.S. dollar, with most losing more than 10% in value. Emerging market currencies fared worse, with currencies from Brazil, Mexico, Bulgaria, Romania, Czech Republic, Chile, Poland, Hungary, Colombia, Argentina and Russia declining between 10% and 45%, with the ruble experiencing the greatest drop. In this challenging environment, the fund delivered modestly negative results.

From a sector perspective, the leading detractor was the industrials sector. Not surprisingly, the worst performing industrials were Russian. Shares of HMS Hydraulic Machines, an oil and gas pump manufacturer, collapsed as the market worried about a potential liquidity crunch in early 2015. We believe the investment has merit since the company is still profitable and will benefit from the future Russia/China gas pipeline. Shares of the Russian airline Aeroflot fell on sanction-related concerns.

The consumer discretionary sector was also a source of underperformance. Singapore’s OSIM International, a massage chair and premium tea company, missed earnings guidance, impacted not only by the Hong Kong protests but mostly by aggressive spending to develop distribution for its high-end tea business in China.

The fund’s materials sector positions benefited relative performance. D&L Industries, a Philippines food and consumer goods company, and Formosan Rubber, a Taiwanese rubber producer, outpaced a general decline in emerging market materials stocks during the year. D&L Industries continues to post surprising earnings growth through its food ingredient division and consolidation of a biodiesel company. The fund was significantly underweight the energy sector, which experienced a sharp decline. The MSCI Emerging Markets Energy Index fell -26.43% during 2014 while the fund’s energy names declined on average -10.35%. The fund’s exposure to coal provided positive returns, with Coal India contributing the most.

From a country standpoint, India, Turkey and Malaysia detracted from results, while holdings in the Philippines, South Korea and Chile were positive contributors.

Although the U.S. Federal Reserve may be less accommodative in 2015, the People’s Bank of China and European Central Bank should provide additional stimulus. China’s growth will continue to moderate under the weight of excess housing supply, industrial overcapacity and high provincial government debt levels, but we believe the absolute growth rate will exceed 6.5%. Many other emerging markets will likely enjoy significant benefits from a sustained lower oil price. High commodity-producing emerging markets, including Brazil and Russia, will probably continue to struggle under the weight of falling commodity prices while commodity-importing countries, including the Philippines, Vietnam, Indonesia, Columbia and parts of Africa, may enjoy stronger performance.

December 31, 2014	16

Forward Emerging Markets Fund

Weightings by Sector as a Percentage of Net Assets

as of December 31, 2014

These allocations may not reflect the current or future position of the portfolio.

Weightings by Region as a Percentage of Net Assets

as of December 31, 2014

These allocations may not reflect the current or future position of the portfolio.

17	December 31, 2014

Forward Emerging Markets Fund(a)

Growth of $100,000 Investment in the Fund

The chart above shows how a hypothetical investment of $100,000 in the fund at its inception would have performed versus an investment in the fund’s benchmark index. The values indicate what $100,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

	1 Year	5 Year	10 Year	Since Inception	Inception Date
Average Annual Total Return for the period ended December 31, 2014
Investor Class	-1.52%	1.35%	7.40%	13.14%	04/09/03
Institutional Class	-1.12%	1.74%	7.79%	6.30%	10/04/95
Advisor Class(c)	-1.22%	N/A	N/A	3.05%	02/01/10

(a) Effective September 1, 2012, the Trust and Forward Management terminated their sub-advisory agreement with Pictet Asset Management Ltd, for investment sub-advisory services provided for Forward Emerging Markets Fund. The fund is now advised solely by Forward Management. Performance figures shown for periods before September 1, 2012, represent performance of Pictet Asset Management Ltd, under the previous investment strategy for the fund. The Retail Class and Institutional Class of Pictet Global Emerging Markets Fund were reorganized into the Investor Class and Institutional Class, respectively, of Forward Global Emerging Markets Fund on September 16, 2004. Performance figures shown for periods prior to September 16, 2004, represent performance of the Retail Class and Institutional Class of Pictet Global Emerging Markets Fund. Prior to May 1, 2008, Forward Emerging Markets Fund was known as Forward Global Emerging Markets Fund.

(b) The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

(c) Prior to May 1, 2013, the Advisor Class was known as Class M.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month-end may be obtained at www.forwardinvesting.com. Investment performance may reflect fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

December 31, 2014	18

Fund Commentary and Performance (Unaudited)

Forward Equity Long/Short Fund

As of December 31, 2014

For the year ended December 31, 2014, Forward Equity Long/Short Fund’s Institutional Class shares returned -0.39%, underperforming its benchmarks, the MSCI ACWI and HFRX Equity Hedge Index, which returned 4.71% and 1.42%, respectively.

The market environment for equities was choppy and range-bound throughout 2014 due to concerns of excessive valuations. The mid-term election cycle played out during the course of the year, with political risk factors rising into the fall and then abating into year-end. Sector rotation was violent throughout the year with sharp pullbacks in technology and healthcare stocks in the first half of 2014, followed by a plunge in energy stocks in the second half of the year.

Given this environment, the fund finished the year relatively flat, trailing the performance of its benchmarks. Net exposure was far more modest in the second half of the year. This allocation reduced the volatility of the fund’s performance, but the short exposure acted as a drag on performance as the market rallied sharply into year-end.

From a sector standpoint, the technology sector was the largest detractor from fund performance. The fund’s overweight allocation to growth-oriented technology names in the first half of the year backfired as the group sold off sharply and valuations adjusted downward. The energy sector was also a source of underperformance. A sharp correction across the board in oil stocks beginning in the third quarter detracted from fund returns as supply and demand concerns contributed to a plunge in the price of crude oil. Energy-related industrials also came under pressure as the energy group sold off, dragging down performance in the sector. The fund’s short exposure to the Nasdaq Composite and semiconductor names acted as a drag on performance when a sharp rally unfolded in the fourth quarter.

The healthcare sector contributed to returns, as drug approvals and an improved operating outlook drove strong performance in select biotech and medical device names. In the telecommunications sector, the fund’s strong stock selection and allocation in the first half of the year aided returns, as did the sale and avoidance of specific sector names facing competitive threats in the second half of the year.

Options and futures were used as hedges throughout 2014. Call option hedges were a detractor, reducing portfolio returns between 1.00% and 2.00%. Put option positions were a positive contributor to returns, adding back roughly 0.50% to portfolio returns. Stock index futures were sold short and the short hedge contributed between 2.50% and 3.00% to portfolio performance.

The fund ended the year with a fairly defensive posture, with a net dollar exposure of just less than 20%. The fund’s net exposure on a beta-adjusted basis was approximately 25%. Although the market rallied to new highs as the year drew to a close, the prospect of an interest rate hike by the Federal Reserve in 2015 cautions against being too aggressive with respect to risk tolerance.

19	December 31, 2014

Forward Equity Long/Short Fund

Weightings by Sector as a Percentage of Net Assets

as of December 31, 2014

These allocations may not reflect the current or future position of the portfolio.

Growth of $100,000 Investment in the Fund

The chart above shows how a hypothetical investment of $100,000 in the fund at its inception would have performed versus an investment in the fund’s benchmark index. The values indicate what $100,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

December 31, 2014	20

Forward Equity Long/Short Fund(c)

	1 Year	Since Inception	Inception Date
Average Annual Total Return for the period ended December 31, 2014
Investor Class	-0.74%	7.22%	12/31/11
Institutional Class	-0.39%	7.60%	12/31/11

(a) When sector categorization is broken down by industry, no industry exceeds the 25% maximum specified in the Statement of Additional Information.

(b) The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

(c) Prior to August 1, 2014, Forward Equity Long/Short Fund was known as Forward Endurance Long/Short Fund.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month-end may be obtained at www.forwardinvesting.com. Investment performance may reflect fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

21	December 31, 2014

Fund Commentary and Performance (Unaudited)

Forward Global Dividend Fund

As of December 31, 2014

For the year ended December 31, 2014, Forward Global Dividend Fund’s Class A shares (without sales load) returned -1.14%, underperforming its benchmark, the MSCI ACWI, which returned 4.71%.

Global equities delivered mixed results in 2014. U.S. equity markets continued to reach record levels amid recovery in employment, housing and consumer spending. Currency strength of the U.S. dollar provided a meaningful tailwind and margins increased to record levels for U.S. companies.

International equity markets, on the other hand, collectively lost ground in 2014 due to heightened geopolitical tensions, particularly those concerning Russia’s involvement with Ukraine. The erosion of business and consumer confidence, not just in Europe but also around the globe, proved to be a significant challenge for Europe’s economy, which was already fragile. Japan’s economy struggled after the consumption tax hike in April and investors largely questioned Prime Minister Shinzō Abe’s reform agenda. China’s growth decelerated in 2014, weighed down by a large housing supply problem, industrial overcapacity and high provincial debt. Most emerging markets dependent on natural resource commodity exports, including Russia, South Africa and Brazil, struggled under the declining oil and commodity price environment.

For the year, the fund declined modestly, trailing its benchmark. In terms of sector performance, consumer discretionary stocks detracted from the fund’s 2014 return. Macau-related Future Bright Holdings weakened through the course of the year. China’s crackdown on corruption and increased public scrutiny regarding methods of moving capital out of China negatively affected investor sentiment for Macau-exposed equities.

The fund’s technology investments benefited results. Key contributors included German-based RIB Software. The company, which helps businesses manage and control costs for major construction projects through its iTWO software, continued to gain contracts globally.

From a country standpoint, our meaningful underweight in U.S. equities detracted from the fund’s relative performance. U.S. equities continued to outperform with a stronger currency, improving economy and lower level of inherent risk than many international markets experienced. Relative yields and valuations continued to be unattractive in U.S. markets. Individual holdings in Sweden and Italy also detracted from performance.

Our underweight allocation to Australia helped performance results from both a portfolio allocation and currency perspective as ongoing weak commodities prices hampered Australian returns. Individual positions in the Philippines and Germany also contributed.

The robust U.S. economic conditions will likely soften in 2015 due to the fading of temporary factors, including increased defense spending, inventory accumulation and export gains likely to come under pressure from the strong U.S. dollar. With lower inflation supported by lower commodity prices, a rate increase in the U.S. is discounted as a late 2015 event. Although the U.S. Federal Reserve and Bank of England may be less accommodative, the Bank of Japan, People’s Bank of China and European Central Bank should provide additional stimulus, potentially offsetting the drag from high debt levels in developed countries and daunting worldwide geopolitical problems. China’s growth will continue to moderate under the weight of excess housing supply, industrial overcapacity and high provincial government debt levels, but we believe the absolute growth rate will exceed 6.5%. Many other emerging markets will enjoy significant benefits from a sustained lower oil price. High commodity-producing emerging markets, including Brazil and Russia, will likely continue to struggle under the weight of falling commodity prices and, in the case of Russia, ongoing stifling sanctions. Many commodity-importing countries in Asia, Latin America and Africa may enjoy stronger performance.

December 31, 2014	22

Forward Global Dividend Fund

Weightings by Sector as a Percentage of Net Assets

as of December 31, 2014

These allocations may not reflect the current or future position of the portfolio.

Weightings by Country as a Percentage of Net Assets

as of December 31, 2014

These allocations may not reflect the current or future position of the portfolio.

23	December 31, 2014

Forward Global Dividend Fund(a)

Growth of $10,000 Investment in the Fund

The chart above shows how a hypothetical investment of $10,000 in the fund at its inception would have performed versus an investment in the fund’s benchmark index. The values indicate what $10,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

	1 Year	5 Year	Since Inception	Inception Date
Average Annual Total Return for the period ended December 31, 2014
Investor Class	-1.00%	N/A	4.88%	05/02/11
Institutional Class	-0.75%	8.59%	3.88%	01/31/07
Class A (with sales load)(c)	-6.84%	6.79%	3.24%	10/31/06
Class A (without sales load)(b)	-1.14%	8.06%	3.99%	10/31/06

(a) Prior to February 20, 2013, Forward Global Dividend Fund was known as Forward Large Cap Dividend Fund. Prior to November 1, 2011, Forward Large Cap Dividend Fund was known as Forward Large Cap Equity Fund.

(b) Excludes sales charge.

(c) Includes the effect of the maximum 5.75% sales charge.

(d) The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month-end may be obtained at www.forwardinvesting.com. Investment performance may reflect fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

December 31, 2014	24

Fund Commentary and Performance (Unaudited)

Forward International Dividend Fund

As of December 31, 2014

For the year ended December 31, 2014, Forward International Dividend Fund’s Investor Class shares returned -4.96%, underperforming its benchmark, the MSCI ACWI ex-USA, which returned -3.44%.

International equity markets lost ground in 2014. Heightened geopolitical tensions, particularly those concerning Russia’s involvement with Ukraine, damaged business and consumer confidence, both within Europe and throughout the world in the form of international trade. This proved to be a significant headwind for Europe’s already fragile recovery. Japan’s economy struggled following the consumption tax hike in April. Investors largely questioned Prime Minister Shinzō Abe’s reform agenda, punctuated by the resignations of key ministers and the deferral of the next scheduled consumption tax hike. China’s growth decelerated in 2014, weighed down by a large housing supply problem, industrial overcapacity and high provincial debt. Selective easing moves by China’s central bank lifted investor expectations, however, and shares available to local investors rallied. Equities in India also rallied due to a new government and anticipated reforms. In an environment of declining oil prices, most emerging markets dependent on natural resource commodity exports struggled toward the end of the year, including Russia, South Africa and Brazil.

Pervasive U.S. dollar strength proved to be the most significant performance factor for non-U.S. equities in 2014. All of the major currencies weakened against the U.S. dollar with most losing more than 10% in value, including the Swiss franc, euro, Japanese yen, Danish krone, Norwegian krone, Swedish krona, Brazilian real and Mexican peso.

From a sector standpoint, consumer discretionary stocks detracted from the fund’s 2014 return. Casino-related names Future Bright Holdings and MGM China Holdings weakened due to Macau’s falling high-end gambling business. China’s corruption crackdown and increased public scrutiny regarding methods of moving capital out of China hurt investor sentiment. Sentiment also turned negative on Dynam Japan Holdings due to Japan’s deferral of casino legalization.

The fund’s technology investments registered a positive return. Key contributors included German-based RIB Software and Vietnamese company FPT Corporation. RIB Software, which helps companies manage and control costs for major construction projects through its iTWO software, continued to gain contracts globally. FPT specializes in key IT services, communications and mobile phone retail sales and has benefited from Vietnam’s growing communication industry. The position was removed from the fund, however, as the share price advance appeared to outstrip the company’s fundamental growth outlook.

From a country standpoint, Russia, Japan and the U.K. were key detractors from results while holdings in the Philippines, Germany and Egypt contributed positively.

Futures, used to equitize new cash flow and hedge currency risk, did not meaningfully affect fund performance.

Lower gasoline prices have boosted consumer confidence and spending in the U.S. and Europe, but the excellent recent U.S. economic performance will likely soften due to the fading of temporary factors, such as increased defense spending, inventory accumulation and export gains likely to come under pressure from the strong U.S. dollar. Although the U.S. Federal Reserve and Bank of England may be less accommodative, the Bank of Japan, People’s Bank of China and European Central Bank should provide additional stimulus. China’s growth will continue to moderate under the weight of excess housing supply, industrial overcapacity and high provincial government debt levels, but we believe the absolute growth rate will exceed 6.5%. Many other emerging markets will enjoy significant benefits from a sustained lower oil price. High commodity-producing emerging markets, including Brazil and Russia, will likely continue to struggle under the weight of falling commodity prices, while commodity-importing countries, including the Philippines, Vietnam, Indonesia, Columbia and parts of Africa, may enjoy stronger performance.

25	December 31, 2014

Forward International Dividend Fund

Weightings by Sector as a Percentage of Net Assets

as of December 31, 2014

These allocations may not reflect the current or future position of the portfolio.

Weightings by Region as a Percentage of Net Assets

as of December 31, 2014

These allocations may not reflect the current or future position of the portfolio.

December 31, 2014	26

Forward International Dividend Fund(a)

Growth of $10,000 Investment in the Fund

The chart above shows how a hypothetical investment of $10,000 in the fund at its inception would have performed versus an investment in the fund’s benchmark index. The values indicate what $10,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

	1 Year	5 Year	10 Year	Since Inception	Inception Date
Average Annual Total Return for the period ended December 31, 2014
Investor Class	-4.96%	6.00%	4.30%	4.29%	10/01/98
Institutional Class	-4.56%	6.37%	N/A	-1.39%	05/01/07
Class A (with sales load)(c)	-10.59%	N/A	N/A	-5.67%	05/01/13
Class A (without sales load)(d)	-5.09%	N/A	N/A	-2.24%	05/01/13
Class C (with CDSC)(e)	-6.42%	N/A	N/A	7.28%	07/31/12
Class C (without CDSC)(f)	-5.52%	N/A	N/A	7.28%	07/31/12
Advisor Class(g)	-4.60%	N/A	N/A	2.36%	05/02/11

(a) Prior to May 1, 2010, Forward International Dividend Fund was known as Forward International Equity Fund. As of December 1, 2008, the fund is directly managed by Forward Management, LLC., the advisor to the Forward Funds. Performance figures and other portfolio data shown for periods prior to December 1, 2008, do not reflect Forward Management’s performance or strategy. From September 1, 2005, through November 30, 2008, Pictet Asset Management Limited was the fund’s sub-advisor and the fund’s investment strategy was different. Prior to September 1, 2005, Forward International Equity Fund was known as Forward Hansberger International Growth Fund. From March 6, 2000, through August 31, 2005, Hansberger Global Investors, Inc. was the fund’s sub-advisor and the fund’s investment strategy was different. Prior to March 6, 2000, the fund was managed by a different sub-advisor.

(b) The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

(c) Includes the effect of the maximum 5.75% sales charge.

(d) Excludes sales charge.

(e) Includes the 1.00% contingent deferred sales charge.

(f) Excludes the 1.00% contingent deferred sales charge.

(g) Prior to May 1, 2013, the Advisor Class was known as Class M.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month-end may be obtained at www.forwardinvesting.com. Investment performance may reflect fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

27	December 31, 2014

Fund Commentary and Performance (Unaudited)

Forward International Small Companies Fund

As of December 31, 2014

For the year ended December 31, 2014, Forward International Small Companies Fund’s Institutional Class shares returned -8.17%, underperforming its benchmark, the MSCI EAFE Small Cap Index, which returned -4.63%.

2014 was a volatile year for international equity markets, especially in the second half of the year. Japanese equity markets ended the year in positive territory, while markets in Europe and developed Asia ex-Japan finished flat or in negative territories. Three factors drove volatility among international equity markets: the decision of the U.S. Federal Reserve (Fed) to start tapering its quantitative easing program, the escalation of the conflict in Ukraine and the imposition of fresh sanctions on Russia. The U.S. dollar reached a four-year high against a basket of major currencies. This came amid expectations of U.S. economic growth being strong enough to prompt the Fed into hiking interest rates in the first half of 2015, decoupling its monetary policy from those of the eurozone and Japan.

Within our universe, Japan was one of the strongest markets in 2014 due to the Bank of Japan’s decision to unexpectedly increase the size of its monetary stimulus as well as strong corporate earnings and the government’s supplementary fiscal budget. In Europe, corporate earnings were weak and the European Central Bank announced it was considering stepping up asset purchases to revive the flagging eurozone economy. The escalation of the conflict in Ukraine and the deterioration of the relationship between Russia and Western economies weighed on European equity markets. In China, concerns grew about the cooling housing market and sluggish industrial activity. In this environment, the MSCI EAFE Small Cap Index declined in 2014.

For the year, the fund declined and lagged the MSCI EAFE Small Cap Index. Underperformance was largely attributable to weak stock picking in Europe. We were overly optimistic about the region’s growth prospects at the start of the year and earnings growth did not materialize as expected. We reduced our exposure to the region and added to Japan during the summer. The fund benefited from these changes.

From a country standpoint, our stock selection in Denmark, the U.K. and Italy were the main sources of underperformance in 2014. Within the U.K. in particular, some of our stocks were affected by the decline in oil prices and the slowdown in the London property market.

France was our largest contributor to performance in 2014 due to consistent stock picking throughout the year. Our stock picking in Japan also contributed positively to performance results. We increased our position from underweight to overweight as we became more confident about the growth prospects of some of our companies. The Netherlands also contributed to returns as we were not invested in some underperforming stocks contained in the benchmark.

At the sector level, our stock selection and underweight allocation to financials detracted the most from fund performance. Stock selection in the consumer discretionary sector also detracted. The healthcare sector was a negative due to both an underweight allocation and stock picking.

The information technology sector was the largest source of relative results from a sector standpoint. Our stock picking and overweight allocation to the sector contributed meaningfully to fund performance. The energy sector was a source of outperformance as we were rewarded for successful stock picking and avoided some underperforming stocks in the benchmark. An underweight allocation to the sector also benefited results as energy stocks have underperformed significantly throughout the year.

December 31, 2014	28

Forward International Small Companies Fund

Weightings by Sector as a Percentage of Net Assets

as of December 31, 2014

These allocations may not reflect the current or future position of the portfolio.

Weightings by Region as a Percentage of Net Assets

as of December 31, 2014

These allocations may not reflect the current or future position of the portfolio.

29	December 31, 2014

Forward International Small Companies Fund(a)

Growth of $100,000 Investment in the Fund

The chart above shows how a hypothetical investment of $100,000 in the fund at its inception would have performed versus an investment in the fund’s benchmark index. The values indicate what $100,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

	1 Year	5 Year	10 Year	Since Inception	Inception Date
Average Annual Total Return for the period ended December 31, 2014
Investor Class	-8.51%	6.72%	4.95%	8.73%	03/05/02
Institutional Class	-8.17%	7.09%	5.30%	8.04%	02/07/96
Advisor Class(c)	-8.19%	N/A	N/A	7.43%	02/01/10

(a) The Retail Class and Institutional Class of Pictet International Small Companies Fund were reorganized into the Investor Class and Institutional Class, respectively, of Forward International Small Companies Fund on December 23, 2003. Performance figures for periods prior to December 23, 2003, represent performance of the respective class of shares of Pictet International Small Companies Fund.

(b) The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

(c) Prior to May 1, 2013, the Advisor Class was known as Class M.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month-end may be obtained at www.forwardinvesting.com. Investment performance may reflect fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

December 31, 2014	30

Fund Commentary and Performance (Unaudited)

Forward Select EM Dividend Fund

As of December 31, 2014

For the year ended December 31, 2014, Forward Select EM Dividend Fund’s Investor Class shares returned -6.78%, underperforming its benchmark, the MSCI Emerging Markets Index, which returned -1.82%.

Emerging equity markets declined in 2014 as geopolitical tensions, particularly those concerning Russia’s involvement with Ukraine, damaged business and consumer confidence. The deterioration, which proved to be a significant headwind for Europe’s already fragile recovery, spread not only through Europe but also throughout the world via the trade mechanism. China’s growth decelerated during the year, weighed down by a large housing supply problem, industrial overcapacity and high provincial debt. In response, China’s central bank enacted selective easing moves that improved investor expectations and shares available to local investors rallied. Equities in India also rallied due to a new government and anticipated reforms. As prices for crude oil sank, most emerging markets dependent on natural resource commodity exports, including Russia, South Africa and Brazil, struggled.

A key driver of performance among emerging market equities was the relative strength of the U.S. dollar. Emerging market currencies across the board declined versus the U.S. dollar, with currencies from Brazil, Mexico, Bulgaria, Romania, Czech Republic, Chile, Poland, Hungary, Colombia, Argentina and Russia declining between 10% and 45%, with the ruble experiencing the greatest drop.

Against this backdrop, the fund declined, trailing its benchmark. In terms of sector performance, the largest detractor for the year was the industrials sector. Not surprisingly, the worst performing holdings in the group were Russian. Shares of HMS Hydraulic Machines, an oil and gas pump manufacturer, collapsed amid concerns of a potential liquidity crunch in early 2015. We believe the investment has merit since the company is still profitable and will benefit from the future Russia/China gas pipeline. Shares of the Russian airline Aeroflot fell on sanction-related concerns.

The fund had an underweight allocation to the technology sector, which gained nearly 10% during 2014. The fund’s technology holdings lost ground on average. Leading the decline, Samsung Electronics disappointed the market with lackluster new product offerings and lost market share due to intense competition. A bright point was FPT Corporation, which specializes in IT services, communications and mobile phone retail sales in Vietnam. This position was sold in August.

The fund benefited from a significantly underweight allocation to the energy sector, which experienced a sharp decline. The fund’s exposure to coal provided positive returns, with Coal India contributing the most.

From a country standpoint, Russia, China and Turkey detracted from results while holdings in South Korea, the Philippines and Egypt were positive contributors.

Looking into 2015, we expect the People’s Bank of China and European Central Bank to provide additional stimulus to economic growth. China’s growth will continue to moderate under the weight of excess housing supply, industrial overcapacity and high provincial government debt levels, but we believe the absolute growth rate should exceed 6.5%. Many other emerging markets will likely enjoy significant benefits from a sustained lower oil price. High commodity-producing emerging markets, including Brazil and Russia, will likely continue to struggle under the weight of falling commodity prices, while commodity-importing countries, including the Philippines, Vietnam, Indonesia, Columbia and parts of Africa, may enjoy stronger performance.

31	December 31, 2014

Forward Select EM Dividend Fund

Weightings by Sector as a Percentage of Net Assets

as of December 31, 2014

These allocations may not reflect the current or future position of the portfolio.

Weightings by Region as a Percentage of Net Assets

as of December 31, 2014

These allocations may not reflect the current or future position of the portfolio.

December 31, 2014	32

Forward Select EM Dividend Fund

Growth of $10,000 Investment in the Fund

The chart above shows how a hypothetical investment of $10,000 in the fund at its inception would have performed versus an investment in the fund’s benchmark index. The values indicate what $10,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

	1 Year	Since Inception	Inception Date
Average Annual Total Return for the period ended December 31, 2014
Investor Class	-6.78%	-1.42%	05/02/11
Institutional Class	-6.50%	-0.35%	05/03/11
Class C (with CDSC)(b)	-8.22%	-2.01%	05/02/11
Class C (without CDSC)(c)	-7.34%	-2.01%	05/02/11
Advisor Class(d)	-6.50%	-1.06%	05/02/11

(a) The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

(b) Includes the 1.00% contingent deferred sales charge.

(c) Excludes the 1.00% contingent deferred sales charge.

(d) Prior to May 1, 2013, the Advisor Class was known as Class M.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month-end may be obtained at www.forwardinvesting.com. Investment performance may reflect fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

33	December 31, 2014

Fund Commentary and Performance (Unaudited)

Forward Small Cap Equity Fund

As of December 31, 2014

For the year ended December 31, 2014, Forward Small Cap Equity Fund’s Investor Class shares returned 1.50%, underperforming its benchmark, the Russell 2000 Index, which returned 4.89%.

The market environment for U.S. small cap equities was choppy and range-bound throughout 2014. Within the small cap universe, the prodigious advance in 2013 created excessive valuations that were worked off during much of 2014. Small caps experienced outflows as market participants moved money into more risk-averse large cap names. While broad stock market volatility remained somewhat subdued in 2014, small cap issues experienced greater volatility than did their large cap counterparts. In addition, sharp, violent sector rotations were more pronounced among small cap stocks than large cap stocks.

In this environment, the fund’s return was positive but fell short of its benchmark’s performance for the year. The fund outperformed the index for much of the year, but the steep sell-off in oil-related stocks and earnings disappointments in consumer stocks weighed greatly on the fund’s fourth quarter return, dragging it below the benchmark for the year.

From a sector standpoint, consumer discretionary stocks were the largest detractor from relative performance. Fourth quarter earnings disappointments among apparel retailers wiped out gains built up earlier in the year. An overweight allocation to the sector served to amplify the disappointing returns. An overweight allocation to financials and an underweight allocation to metals and mining companies also hindered relative results. Partially offsetting those losses, an overweight allocation to crude oil-related exploration and production names helped for the first three quarters of the year. A hasty retreat from energy names early in the downturn served to lock in a portion of the gains. Although the financials sector overall was a source of underperformance for the fund, strong performance by a number of small cap real estate investment trusts with a focus on healthcare, lodging and storage real estate contributed to a solid stock selection effect in the sector.

During the year, the fund used Russell 2000 Index futures to equitize between approximately 5% of the total value of the fund in an effort to avoid the transaction costs associated with mutual fund inflows and outflows. In aggregate, this position contributed less than 1.00% to total return.

December 31, 2014	34

Forward Small Cap Equity Fund

Weightings by Sector as a Percentage of Net Assets

as of December 31, 2014

These allocations may not reflect the current or future position of the portfolio.

Growth of $10,000 Investment in the Fund

The chart above shows how a hypothetical investment of $10,000 in the fund at its inception would have performed versus an investment in the fund’s benchmark index. The values indicate what $10,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

35	December 31, 2014

Forward Small Cap Equity Fund(b)

	1 Year	5 Year	10 Year	Since Inception	Inception Date
Average Annual Total Return for the period ended December 31, 2014
Investor Class	1.50%	9.10%	3.88%	6.99%	10/01/98
Institutional Class	1.81%	9.51%	4.26%	6.46%	06/06/02
Advisor Class(c)	1.78%	N/A	N/A	10.61%	02/01/10

(a) The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

(b) Prior to May 1, 2008, Forward Small Cap Equity Fund was known as Forward Hoover Small Cap Equity Fund. As of February 1, 2011, the fund is directly managed by Forward Management, LLC., the advisor to the Forward Funds. Performance figures and other portfolio data shown for periods prior to February 1, 2011, do not reflect Forward Management’s performance or strategy. Hoover Investment Management Co., LLC was the fund’s sub-advisor prior to February 1, 2011.

(c) Prior to May 1, 2013, the Advisor Class was known as Class M.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month-end may be obtained at www.forwardinvesting.com. Investment performance may reflect fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

December 31, 2014	36

Fund Commentary and Performance (Unaudited)

Forward Tactical Enhanced Fund

As of December 31, 2014

For the year ended December 31, 2014, Forward Tactical Enhanced Fund’s Institutional Class shares returned 0.75%, lagging its benchmark, the S&P 500 Index, which returned 13.69%.

Equity markets around the world were strongly affected by central banks’ monetary intervention during 2014. In the U.S., although the Federal Reserve (Fed) tapered its bond and mortgage-backed security purchases as the year unfolded, monetary policy remained highly accommodative. The federal funds rate finished 2014 hovering just above 0% and, while the Fed has stopped adding to its balance sheet, it is not selling any of its holdings. When a Treasury bond in its portfolio matures, the proceeds are rolled over into another Treasury bond. As a result, the Fed’s balance sheet is not shrinking.

Meanwhile, the European Central Bank (ECB) announced a number of easing steps during the course of 2014 and has strongly hinted that it will launch a quantitative easing (QE) program using sovereign bonds in early 2015 if the additional steps fail to lift inflation and economic activity. The Bank of Japan doubled down on its QE program on October 31, 2014, in an effort to revive the Japanese economy after an increase in the sales tax from 5% to 8% on April 1, 2014, led to two consecutive quarters of negative gross domestic product (GDP). The People’s Bank of China loosened reserve requirements and injected liquidity into its banking system in the fourth quarter of 2014 to counter a slowdown in the Chinese economy.

The U.S. stock market also benefited from stock buybacks totaling $567.2 billion in 2014. Not only do the buybacks lift the stocks being purchased, they also lower the number of shares outstanding, increasing earnings per share in the process. Economic conditions improved in 2014 after the polar vortex triggered extreme weather conditions early in the year, leading to a dismal first quarter contraction in GDP. However, the economy rebounded nicely and employment levels improved throughout the remainder of the year.

The collective impact of concerted central bank intervention has created an investment mentality that equity markets will continue to climb as long as central banks remain accommodative. Central bank intervention has also dampened volatility, a factor that has hurt the performance of Forward Tactical Enhanced Fund since it performs better when volatility is high.

Forward Tactical Enhanced Fund lagged the performance of the S&P 500 Index due to the lack of volatility and a dearth of even short-term corrections from which the fund’s quantitative process benefits. We patiently waited for a decline of 7% before implementing the fund’s core 50% long position. That decline did not occur until October. When the S&P 500 did finally decline 7.40% between mid-September and October 15, the market rebounded quickly amid prospects of central bank intervention. At the end of October 2014, after Federal Reserve Bank of St. Louis President James Bullard raised the potential of a fourth round of quantitative easing, market headlines reported that the ECB might consider buying corporate bonds as part of a QE program and the Bank of Japan announced an increase in its QE purchases.

Lastly, the implementation of the core 50% long position added 0.92% to performance returns, although that was not sufficient to outperform index results for the year.

37	December 31, 2014

Forward Tactical Enhanced Fund

Asset Allocation as a Percentage of Net Assets

as of December 31, 2014

These allocations may not reflect the current or future position of the portfolio.

Growth of $100,000 Investment in the Fund

The chart above shows how a hypothetical investment of $100,000 in the fund at its inception would have performed versus an investment in the fund’s benchmark index. The values indicate what $100,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

December 31, 2014	38

Forward Tactical Enhanced Fund(b)

	1 Year	Since Inception	Inception Date
Average Annual Total Return for the period ended December 31, 2014
Investor Class	0.40%	2.16%	12/31/10
Institutional Class	0.75%	2.52%	12/31/10
Class A (with sales load)(c)	-5.52%	0.48%	12/31/10
Class A (without sales load)(d)	0.24%	1.98%	12/31/10
Class C (with CDSC)(e)	-1.12%	1.53%	12/31/10
Class C (without CDSC)(f)	-0.19%	1.53%	12/31/10
Advisor Class(g)	0.67%	2.09%	04/15/11

(a) The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

(b) Effective November 1, 2012, the Trust and Forward Management terminated their sub-advisory agreement with Broadmark Asset Management, LLC, for investment sub-advisory services provided for Forward Tactical Enhanced Fund. The fund is now advised solely by Forward Management. Performance figures and other portfolio data shown for periods prior to November 1, 2012, represent performance of Broadmark Asset Management, LLC, under the previous investment strategy for the fund.

(c) Includes the effect of the maximum 5.75% sales charge.

(d) Excludes sales charge.

(e) Includes the 1.00% contingent deferred sales charge.

(f) Excludes the 1.00% contingent deferred sales charge.

(g) Prior to May 1, 2013, the Advisor Class was known as Class M.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month-end may be obtained at www.forwardinvesting.com. Investment performance may reflect fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

39	December 31, 2014

Fund Commentary and Performance (Unaudited)

Forward Tactical Growth Fund

As of December 31, 2014

For the year ended December 31, 2014, Forward Tactical Growth Fund’s Institutional Class shares returned 2.33%, underperforming its benchmark, the S&P 500 Index, which returned 13.69%.

U.S. equity markets experienced a rise in volatility in 2014, but they were able to hold on to positive returns. The S&P 500 Index reached numerous new all-time highs throughout the year. The yield on the 10-year Treasury note inched lower in 2014, hovering just above 2.00% in October, as equities experienced their first correction in excess of 10% since 2012.

Due to the rise in volatility levels, investor sentiment was skewed toward the negative side. This factor, along with momentum shifts and divergences, resulted in reduced exposure for the fund during the first two-thirds of the year. During October, the strategy was able to successfully navigate the 10% plus pullback. Increased volatility in December was a challenge to performance as our risk-averse process can inhibit performance at times by reducing the fund’s market exposure.

We are pleased with the fund’s positive absolute performance, despite the fund underperforming its benchmark and slightly trailing various long/short benchmarks as of year-end.

The fund was predominately exposed to the S&P 500 Index exchange-traded fund (ETF) during the year. This exposure was the key driver of the fund’s return. The fund also had periodic exposure to the NASDAQ 100 Index ETF in 2014, which contributed to positive performance.

The fund’s exposure to emerging markets had a negative impact on performance during the spring of 2014. This holding detracted from the fund’s overall performance results as it was purchased near the top of its range prior to declining.

The fund primarily used ETFs during 2014 but it also invested in derivative instruments, including index futures contracts and options. Therefore, a portion of the fund’s return is attributable to derivatives.

December 31, 2014	40

Forward Tactical Growth Fund

Asset Allocation as a Percentage of Net Assets

as of December 31, 2014

These allocations may not reflect the current or future position of the portfolio.

Growth of $100,000 Investment in the Fund

The chart above shows how a hypothetical investment of $100,000 in the fund at its inception would have performed versus an investment in the fund’s benchmark index. The values indicate what $100,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

41	December 31, 2014

Forward Tactical Growth Fund

	1 Year	5 Year	Since Inception	Inception Date
Average Annual Total Return for the period ended December 31, 2014
Investor Class	1.98%	3.58%	3.91%	09/14/09
Institutional Class	2.33%	3.93%	4.26%	09/14/09
Class A (with sales load)(b)	-4.00%	N/A	1.87%	03/12/10
Class A (without sales load)(c)	1.84%	N/A	3.13%	03/12/10
Class C (with CDSC)(d)	0.39%	2.96%	3.29%	09/14/09
Class C (without CDSC)(e)	1.36%	2.96%	3.29%	09/14/09
Advisor Class(f)	2.30%	N/A	4.11%	02/01/10

(a) The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

(b) Includes the effect of the maximum 5.75% sales charge.

(c) Excludes sales charge.

(d) Includes the 1.00% contingent deferred sales charge.

(e) Excludes the 1.00% contingent deferred sales charge.

(f) Prior to May 1, 2013, the Advisor Class was known as Class M.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month-end may be obtained at www.forwardinvesting.com. Investment performance may reflect fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

December 31, 2014	42

Fund Commentary and Performance (Unaudited)

Forward Commodity Long/Short Strategy Fund

As of December 31, 2014

For the year ended December 31, 2014, Forward Commodity Long/Short Strategy Fund’s Institutional Class shares returned 0.57%. Its benchmark, the Credit Suisse Momentum and Volatility Enhanced Return Strategy (Credit Suisse MOVERS) Index, returned -0.31%.

The U.S. stock market led all major asset classes again in 2014 and continued to hit all-time highs. Large cap names overtook their small cap counterparts, a reversal from last year, although both outperformed foreign markets. The MSCI EAFE Index, an index measuring the performance of developed foreign markets, and the MSCI Emerging Markets Index, an index measuring the performance of developing foreign markets, both declined during the year.

In 2014, the European Union and the European Central Bank sought to achieve a similar process in Europe to that which the Federal Reserve had accomplished in the U.S. in an effort to stave off recession—namely, applying direct quantitative easing to stimulate lending and the economy. Although the impact of the low interest rate environment and European bond-buying program is yet to manifest, a clear result during the year was the stark reduction in the euro, falling from its peak of $1.39 in U.S. dollars to $1.22 U.S. dollars in December 2014. In conjunction with the declining euro, slowing emerging market economies such as China and political intrigue in Russia resulted in another challenging year for these engines of global growth. In this environment of a strengthening dollar and slowing growth in commodity-producing economies, commodity prices declined for the fourth consecutive year.

Forward Commodity Long/Short Strategy Fund uses a volatility-adjusted momentum indicator to systematically gain exposure to commodity returns. The strategy rebalances on a monthly basis and invests in 10 commodities out of a universe of 24 that exhibit medium- to long-term momentum. The strategy is agnostic to whether this momentum is on the long or short side, with the ability to be 100% long, 100% short or any combination in between.

The fund used a tactical allocation strategy in 2014, having as many as eight long contracts in some months and eight short contracts in others. The fund’s allocation to long contracts was beneficial as long commodities generally had strong performance at the start of the year. However, 2014 ended on a dramatic note, with six consecutive months of negative returns for long commodities.

The largest contributor to the fund’s performance was its sector allocation to energy, led by a position in gas oil. The fund also benefited from allocations to livestock as positions to live cattle, feeder cattle and lean hogs all contributed positively to performance in 2014. The fund’s average short position to silver was additive in the year, though was offset by a similar position in gold. The largest individual detractor in 2014 was a short position in coffee. This was consistent across the agricultural sector as six of eight contracts provided negative returns. Base metals delivered a similarly mixed set of returns.

The investment team utilizes a strategy that employs a curve carry component, which seeks to generate returns above and beyond buying futures on the short end of the futures curve. This component added 2.36% to performance for the year.

The fund attains commodity exposure through the use of total return swaps, which provided the vast majority of the fund’s performance for the year. Additionally, the fund typically maintains a cash position, with the remainder invested in short-duration, investment-grade bonds, as these holdings provide the potential for incremental low-risk return. The bonds added 0.87% to fund performance.

43	December 31, 2014

Forward Commodity Long/Short Strategy Fund

Asset Allocation as a Percentage of Net Assets

as of December 31, 2014*

*	Weightings by asset reflect long positions and excludes securities sold short and derivative instruments.

These allocations may not reflect the current or future position of the portfolio.

Growth of $100,000 Investment in the Fund

The chart above shows how a hypothetical investment of $100,000 in the fund at its inception would have performed versus an investment in the fund’s benchmark index. The values indicate what $100,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

December 31, 2014	44

Forward Commodity Long/Short Strategy Fund

	1 Year	Since Inception	Inception Date
Average Annual Total Return for the period ended December 31, 2014
Investor Class	0.19%	-2.71%	12/31/10
Institutional Class	0.57%	-2.37%	12/31/10
Class C (with CDSC)(b)	-1.43%	-6.96%	05/04/11
Class C (without CDSC)(c)	-0.43%	-6.96%	05/04/11
Advisor Class(d)	0.47%	-5.29%	12/07/11
Class Z	0.66%	-2.35%	12/31/10

(a) The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

(b) Includes the 1.00% contingent deferred sales charge.

(c) Excludes the 1.00% contingent deferred sales charge.

(d) Prior to May 1, 2013, the Advisor Class was known as Class M.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month-end may be obtained at www.forwardinvesting.com. Investment performance may reflect fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

45	December 31, 2014

Investment Glossary

Fund Risk Disclosures

There are risks involved with investing, including loss of principal. Past performance does not guarantee future results, share prices will fluctuate and you may have a gain or loss when you redeem shares.

Forward Credit Analysis Long/Short Fund

Borrowing for investment purposes creates leverage, which can increase the risk and volatility of a fund.

Debt securities are subject to interest rate risk. If interest rates increase, the value of debt securities generally declines. Debt securities with longer durations tend to be more sensitive to changes in interest rates and more volatile than securities with shorter durations.

Derivative instruments involve risks different from those associated with investing directly in securities and may cause, among other things, increased volatility and transaction costs or a fund to lose more than the amount invested.

Foreign securities, especially emerging or frontier markets, will involve additional risks including exchange rate fluctuations, social and political instability, less liquidity, greater volatility and less regulation.

Investing in lower-rated (“high yield”) debt securities involves special risks in addition to those associated with investments in higher-rated debt securities, including a high degree of credit risk.

Investing in a non-diversified fund involves the risk of greater price fluctuation than a more diversified portfolio.

Short selling involves additional investment risks and transaction costs, and creates leverage, which can increase the risk and volatility of a fund.

Alternative strategies typically are subject to increased risk and loss of principal. Consequently, investments such as mutual funds which focus on alternative strategies are not suitable for all investors.

Forward Dynamic Income Fund

Borrowing for investment purposes creates leverage, which can increase the risk and volatility of a fund.

Debt securities are subject to interest rate risk. If interest rates increase, the value of debt securities generally declines. Debt securities with longer durations tend to be more sensitive to changes in interest rates and more volatile than securities with shorter durations.

Derivative instruments involve risks different from those associated with investing directly in securities and may cause, among other things, increased volatility and transaction costs or a fund to lose more than the amount invested.

Investing in exchange-traded funds (ETFs) will subject a fund to substantially the same risks as those associated with the direct ownership of the securities or other property held by the ETFs.

Foreign securities, especially emerging or frontier markets, will involve additional risks including exchange rate fluctuations, social and political instability, less liquidity, greater volatility and less regulation.

Investing in a non-diversified fund involves the risk of greater price fluctuation than a more diversified portfolio.

Investing in the real estate industry or in real estate-related securities involves the risks associated with direct ownership of real estate which include, among other things, changes in economic conditions (e.g., interest rates), the macro real estate development market, government intervention (e.g., property taxes) or environmental disasters. These risks may also affect the value of equities that service the real estate sector.

Short selling involves additional investment risks and transaction costs, and creates leverage, which can increase the risk and volatility of a fund.

December 31, 2014	46

Investment Glossary

Investing in smaller companies generally will present greater investment risks, including greater price volatility, greater sensitivity to changing economic conditions and less liquidity than investing in larger, more mature companies.

There is no guarantee the companies in our portfolio will continue to pay dividends.

Forward EM Corporate Debt Fund

Borrowing for investment purposes creates leverage, which can increase the risk and volatility of a fund.

Debt securities are subject to interest rate risk. If interest rates increase, the value of debt securities generally declines. Debt securities with longer durations tend to be more sensitive to changes in interest rates and more volatile than securities with shorter durations.

Derivative instruments involve risks different from those associated with investing directly in securities and may cause, among other things, increased volatility and transaction costs or a fund to lose more than the amount invested.

Investing in exchange-traded funds (ETFs) will subject a fund to substantially the same risks as those associated with the direct ownership of the securities or other property held by the ETFs.

Foreign securities, especially emerging or frontier markets, will involve additional risks including exchange rate fluctuations, social and political instability, less liquidity, greater volatility and less regulation.

Investing in lower-rated (“high yield”) debt securities involves special risks in addition to those associated with investments in higher-rated debt securities, including a high degree of credit risk.

Investing in a non-diversified fund involves the risk of greater price fluctuation than a more diversified portfolio.

Forward Emerging Markets Fund

Derivative instruments involve risks different from those associated with investing directly in securities and may cause, among other things, increased volatility and transaction costs or a fund to lose more than the amount invested.

Investing in exchange-traded funds (ETFs) will subject a fund to substantially the same risks as those associated with the direct ownership of the securities or other property held by the ETFs.

Foreign securities, especially emerging or frontier markets, will involve additional risks including exchange rate fluctuations, social and political instability, less liquidity, greater volatility and less regulation.

There is no guarantee the companies in our portfolio will continue to pay dividends.

Forward Equity Long/Short Fund

Derivative instruments involve risks different from those associated with investing directly in securities and may cause, among other things, increased volatility and transaction costs or a fund to lose more than the amount invested.

Investing in exchange-traded funds (ETFs) will subject a fund to substantially the same risks as those associated with the direct ownership of the securities or other property held by the ETFs.

Foreign securities, especially emerging or frontier markets, will involve additional risks including exchange rate fluctuations, social and political instability, less liquidity, greater volatility and less regulation.

Short selling involves additional investment risks and transaction costs, and creates leverage, which can increase the risk and volatility of a fund.

47	December 31, 2014

Investment Glossary

Investing in smaller companies generally will present greater investment risks, including greater price volatility, greater sensitivity to changing economic conditions and less liquidity than investing in larger, more mature companies.

Alternative strategies typically are subject to increased risk and loss of principal. Consequently, investments such as mutual funds which focus on alternative strategies are not suitable for all investors.

Forward Global Dividend Fund

Derivative instruments involve risks different from those associated with investing directly in securities and may cause, among other things, increased volatility and transaction costs or a fund to lose more than the amount invested.

Foreign securities, especially emerging or frontier markets, will involve additional risks including exchange rate fluctuations, social and political instability, less liquidity, greater volatility and less regulation.

There is no guarantee the companies in our portfolio will continue to pay dividends.

Forward International Dividend Fund

Borrowing for investment purposes creates leverage, which can increase the risk and volatility of a fund.

Derivative instruments involve risks different from those associated with investing directly in securities and may cause, among other things, increased volatility and transaction costs or a fund to lose more than the amount invested.

Foreign securities, especially emerging or frontier markets, will involve additional risks including exchange rate fluctuations, social and political instability, less liquidity, greater volatility and less regulation.

There is no guarantee the companies in our portfolio will continue to pay dividends.

Forward International Small Companies Fund

Derivative instruments involve risks different from those associated with investing directly in securities and may cause, among other things, increased volatility and transaction costs or a fund to lose more than the amount invested.

Investing in exchange-traded funds (ETFs) will subject a fund to substantially the same risks as those associated with the direct ownership of the securities or other property held by the ETFs.

Foreign securities, especially emerging or frontier markets, will involve additional risks including, exchange rate fluctuations, social and political instability, less liquidity, greater volatility and less regulation.

Investing in smaller companies generally will present greater investment risks, including greater price volatility, greater sensitivity to changing economic conditions and less liquidity than investing in larger, more mature companies.

Forward Select EM Dividend Fund

Borrowing for investment purposes creates leverage, which can increase the risk and volatility of a fund.

Derivative instruments involve risks different from those associated with investing directly in securities and may cause, among other things, increased volatility and transaction costs or a fund to lose more than the amount invested.

Foreign securities, especially emerging or frontier markets, will involve additional risks including exchange rate fluctuations, social and political instability, less liquidity, greater volatility and less regulation.

Short selling involves additional investment risks and transaction costs, and creates leverage, which can increase the risk and volatility of a fund.

December 31, 2014	48

Investment Glossary

There is no guarantee the companies in our portfolio will continue to pay dividends.

Forward Small Cap Equity Fund

Derivative instruments involve risks different from those associated with investing directly in securities and may cause, among other things, increased volatility and transaction costs or a fund to lose more than the amount invested.

Investing in exchange-traded funds (ETFs) will subject a fund to substantially the same risks as those associated with the direct ownership of the securities or other property held by the ETFs.

Foreign securities, especially emerging or frontier markets, will involve additional risks including exchange rate fluctuations, social and political instability, less liquidity, greater volatility and less regulation.

Investing in smaller companies generally will present greater investment risks, including greater price volatility, greater sensitivity to changing economic conditions and less liquidity than investing in larger, more mature companies.

Forward Tactical Enhanced Fund

Borrowing for investment purposes creates leverage, which can increase the risk and volatility of a fund.

Debt securities are subject to interest rate risk. If interest rates increase, the value of debt securities generally declines. Debt securities with longer durations tend to be more sensitive to changes in interest rates and more volatile than securities with shorter durations.

Derivative instruments involve risks different from those associated with investing directly in securities and may cause, among other things, increased volatility and transaction costs or a fund to lose more than the amount invested.

Investing in exchange-traded funds (ETFs) will subject a fund to substantially the same risks as those associated with the direct ownership of the securities or other property held by the ETFs.

Foreign securities, especially emerging or frontier markets, will involve additional risks including exchange rate fluctuations, social and political instability, less liquidity, greater volatility and less regulation.

Higher portfolio turnover rates will involve greater transaction costs, and may increase the potential for taxable distributions being paid to shareholders.

Short selling involves additional investment risks and transaction costs, and creates leverage, which can increase the risk and volatility of a fund.

Alternative strategies typically are subject to increased risk and loss of principal. Consequently, investments such as mutual funds which focus on alternative strategies are not suitable for all investors.

Forward Tactical Growth Fund

Borrowing for investment purposes creates leverage, which can increase the risk and volatility of a fund.

Debt securities are subject to interest rate risk. If interest rates increase, the value of debt securities generally declines. Debt securities with longer durations tend to be more sensitive to changes in interest rates and more volatile than securities with shorter durations.

Derivative instruments involve risks different from those associated with investing directly in securities and may cause, among other things, increased volatility and transaction costs or a fund to lose more than the amount invested.

Investing in exchange-traded funds (ETFs) will subject a fund to substantially the same risks as those associated with the direct ownership of the securities or other property held by the ETFs.

49	December 31, 2014

Investment Glossary

Foreign securities, especially emerging or frontier markets, will involve additional risks including exchange rate fluctuations, social and political instability, less liquidity, greater volatility and less regulation.

Short selling involves additional investment risks and transaction costs, and creates leverage, which can increase the risk and volatility of a fund.

Alternative strategies typically are subject to increased risk and loss of principal. Consequently, investments such as mutual funds which focus on alternative strategies are not suitable for all investors.

Forward Commodity Long/Short Strategy Fund

Exposure to the commodities markets may subject a fund to greater volatility than investing in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as natural disasters and international economic, political and regulatory developments.

Debt securities are subject to interest rate risk. If interest rates increase, the value of debt securities generally declines. Debt securities with longer durations tend to be more sensitive to changes in interest rates and more volatile than securities with shorter durations.

Derivative instruments involve risks different from those associated with investing directly in securities and may cause, among other things, increased volatility and transaction costs or a fund to lose more than the amount invested.

Investing in exchange-traded funds (ETFs) will subject a fund to substantially the same risks as those associated with the direct ownership of the securities or other property held by the ETFs.

Mortgage and asset-backed securities are debt instruments that are secured by interests in pools of mortgage loans or other financial instruments. Mortgage-backed securities are subject to, among other things, prepayment and extension risks.

Investing in a non-diversified fund involves the risk of greater price fluctuation than a more diversified portfolio.

Alternative strategies typically are subject to increased risk and loss of principal. Consequently, investments such as mutual funds which focus on alternative strategies are not suitable for all investors.

Fund Benchmark Definitions

Barclays U.S. Corporate High-Yield Bond Index: Barclays U.S. Corporate High-Yield Bond Index covers the USD-denominated, non-investment grade, fixed-rate, taxable corporate bond market. Securities are classified as high-yield if the middle rating of Moody’s, Fitch and S&P is Ba1/BB+/BB+ or below.

Barclays U.S. Intermediate Corporate Index: Barclays U.S. Intermediate Corporate Index covers the USD-denominated, investment grade, fixed-rate, taxable corporate bond market. The index includes debt from U.S. and non-U.S. industrial, utility and financial institution issuers with duration of 1-10 years.

Barclays U.S. Municipal Bond Index: Barclays U.S. Municipal Bond Index covers the USD-denominated, long-term tax-exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds.

Credit Suisse Emerging Market Corporate Bond Index: Credit Suisse Emerging Market Corporate Bond Index consists of U.S. dollar-denominated fixed-income issues from Latin America, Eastern Europe and Asia.

Credit Suisse Momentum and Volatility Enhanced Return Strategy Index (Credit Suisse MOVERS Index): Credit Suisse MOVERS Index seeks positive absolute returns at bullish and at bearish points in the commodity cycle for each of the S&P GSCI single commodity sub-indexes. Currently, 24 single commodity sub-indexes meet the eligibility requirements for the S&P GSCI.

Dynamic Income Blended Index: Dynamic Income Blended Index is a hypothetical index constructed by Forward Management, which consists of 70% Barclays U.S. Intermediate Corporate Index and 30% Russell U.S. Large Cap High Dividend Yield Index.

December 31, 2014	50

Investment Glossary

HFRX Equity Hedge Index: HFRX Equity Hedge Index is comprised of private funds with strategies that maintain both long and short positions primarily in equity securities and equity derivatives.

MSCI ACWI (All Country World Index): MSCI ACWI is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets.

MSCI ACWI (All Country World Index) ex-USA: MSCI ACWI ex-USA is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the United States.

MSCI EAFE Small Cap Index: MSCI EAFE Small Cap Index is an unmanaged, market-weighted index of small companies in developed markets, excluding the U.S. and Canada.

MSCI Emerging Markets Index: MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

Russell 2000 Index: Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index represents approximately 98% of the investable U.S. equity market.

Russell U.S. Large Cap High Dividend Yield Index: Russell U.S. Large Cap High Dividend Yield Index selects securities from the Russell 1000 Index exhibiting high dividend yields and quality characteristics such as dividend growth, earning stability and sustained profitability.

S&P 500 Index: S&P 500 Index is an unmanaged index of 500 common stocks chosen to reflect the industries in the U.S. economy.

One cannot invest directly in an index.

Definition of Terms

10-year U.S. Treasury is a debt obligation issued by the U.S. Treasury that has a term of more than one year, but not more than 10 years.

Beta is a measure of the volatility, or systematic risk, of a security or a portfolio in comparison to the market as a whole.

Call option is an agreement that gives an investor the right (but not the obligation) to buy a stock, bond, commodity or other instrument at a specified price within a specific time period.

California Public Employees’ Retirement System (CalPERS) is an organization that provides numerous benefits to its more than 1.6 million members, including health insurance, long-term care insurance, death benefits, mortgage program, and pension and retirement-related financial benefits.

Currency risk is a form of risk that arises from the change in price of one currency against another.

Currency swap is a swap that involves the exchange of principal and interest in one currency for the same in another currency.

Curve carry is a strategy that seeks to invest in commodity futures that will have the least amount of price deterioration or potential price appreciation from the time of the investment to the sale or maturity of the future due to the passage of time relative the spot price.

Dividend capture is an income-producing strategy in which a particular security about to pay a dividend is purchased, held until its dividend is captured and then sold in order to purchase another security about to pay a dividend.

Duration is a measure of the sensitivity of the price of a fixed-income investment to a change in interest rates and is expressed as a number of years.

E-mini is an electronically-traded futures contract on the Chicago Mercantile Exchange that represents a portion of the normal futures contracts.

Federal funds rate is the interest rate at which a depository institution lends immediately available funds to another depository institution overnight.

51	December 31, 2014

Investment Glossary

Future is a financial contract that obligates the buyer to purchase an asset (or the seller to sell an asset), such as a physical commodity or financial instrument, at a predetermined future date and price.

A futures curve plots futures prices (y-axis) against contract maturities (i.e., terms to maturity).

General obligation bond is a municipal bond, backed by the full faith and credit of the issuer, which is repaid from either the issuer’s limited or unlimited ad valorem taxing power. These bonds represent a promise by the municipal issuer to levy enough taxes as necessary to make full and timely payments to investors.

Government future is a futures contract on a government security.

Index future is a futures contract on a stock or financial index.

Interest rate future is a financial contract between the buyer and seller agreeing to the future delivery of any interest-bearing asset.

Mortgage-backed security (MBS) is an asset-backed security whose cash flows are backed by the principal and interest payments of a set of mortgage loans.

MSCI EAFE Index is a stock market index that is designed to measure the equity market performance of developed markets outside of the U.S. and Canada.

MSCI Emerging Markets Energy Index measures equity market performance of the energy sector in the global emerging markets.

Nasdaq Composite is a capitalization-weighted index designed to measure the performance of 3,000 stocks listed on the Nasdaq exchange, which includes large technology and biotech companies.

Put option is an agreement that gives an investor the right (but not the obligation) to sell a specified amount of an underlying security at a specified price within a specified time.

Quantitative easing refers to a form of monetary policy used to stimulate an economy where interest rates are either at, or close to, zero.

Range-bound is when a market, or the value of a particular stock, bond, commodity or currency, moves within a relatively tight range for a certain period of time.

Revenue-backed bonds are municipal bonds that finance income-producing projects and are secured by a specified revenue source.

S&P 500 Index futures are futures contracts on the S&P 500 Index and are often used to hedge risk over a certain period of time.

Swap is the exchange of one security for another to change the maturity (bonds), quality of issues (stocks or bonds) or because investment objectives have changed.

Total return swap is a swap agreement in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains.

Valuation is the process of determining the value of an asset or company based on earnings and the market value of assets.

Volatility is a statistical measure of the dispersion of returns for a given security or market index.

Yield curve is a line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates.

December 31, 2014	52

Disclosure of Fund Expenses (Unaudited)

For the Six Months Ended December 31, 2014

As a shareholder of the Forward Funds, you incur two types of costs: (1) transaction costs, including applicable sales charges (loads); and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the (six-month) period and held for the entire period July 1, 2014 through December 31, 2014.

Actual Expenses

The first line for each share class of each Fund in the table provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the applicable line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example For Comparison Purposes

The second line for each share class of each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line for each share class of each Fund within the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

Forward Credit Analysis Long/Short Fund	Beginning Account Value 07/01/14	Ending Account Value 12/31/14	Expense Ratios(a)	Expenses Paid During Period(b) 07/01/14-12/31/14
Investor Class
Actual	$1,000.00	$1,019.80	1.79%	$9.11

Hypothetical	$1,000.00	$1,016.18	1.79%	$9.10
Institutional Class
Actual	$1,000.00	$1,021.80	1.44%	$7.37

Hypothetical	$1,000.00	$1,017.90	1.44%	$7.35
Class A
Actual	$1,000.00	$1,019.10	1.94%	$9.87

Hypothetical	$1,000.00	$1,015.43	1.94%	$9.86
Class C
Actual	$1,000.00	$1,017.80	2.39%	$12.16

Hypothetical	$1,000.00	$1,013.16	2.39%	$12.13
Advisor Class
Actual	$1,000.00	$1,021.70	1.49%	$7.59

Hypothetical	$1,000.00	$1,017.69	1.49%	$7.58
Forward Dynamic Income Fund
Institutional Class
Actual	$1,000.00	$1,041.00	1.17%	$6.02

Hypothetical	$1,000.00	$1,019.31	1.17%	$5.96

53	December 31, 2014

Disclosure of Fund Expenses (Unaudited)

For the Six Months Ended December 31, 2014

Forward Dynamic Income Fund (continued)	Beginning Account Value 07/01/14	Ending Account Value 12/31/14	Expense Ratios(a)	Expenses Paid During Period(b) 07/01/14-12/31/14
Class A
Actual	$1,000.00	$1,038.50	1.64%	$8.43

Hypothetical	$1,000.00	$1,016.94	1.64%	$8.34
Forward EM Corporate Debt Fund
Investor Class
Actual	$1,000.00	$949.20	1.49%	$7.32

Hypothetical	$1,000.00	$1,017.69	1.49%	$7.58
Institutional Class
Actual	$1,000.00	$950.60	1.14%	$5.60

Hypothetical	$1,000.00	$1,019.46	1.14%	$5.80
Class C
Actual	$1,000.00	$946.30	2.09%	$10.25

Hypothetical	$1,000.00	$1,014.67	2.09%	$10.61
Advisor Class
Actual	$1,000.00	$951.30	1.21%	$5.95

Hypothetical	$1,000.00	$1,019.11	1.21%	$6.16
Forward Emerging Markets Fund
Investor Class
Actual	$1,000.00	$914.80	1.74%	$8.40

Hypothetical	$1,000.00	$1,016.43	1.74%	$8.84
Institutional Class
Actual	$1,000.00	$917.00	1.39%	$6.72

Hypothetical	$1,000.00	$1,018.20	1.39%	$7.07
Advisor Class
Actual	$1,000.00	$917.10	1.44%	$6.96

Hypothetical	$1,000.00	$1,017.95	1.44%	$7.32
Forward Equity Long/Short Fund(c)
Investor Class
Actual	$1,000.00	$1,025.20	2.47%	$12.61

Hypothetical	$1,000.00	$1,012.75	2.47%	$12.53
Institutional Class
Actual	$1,000.00	$1,027.50	1.87%	$9.56

Hypothetical	$1,000.00	$1,015.78	1.87%	$9.50
Forward Global Dividend Fund
Investor Class
Actual	$1,000.00	$936.80	1.34%	$6.54

Hypothetical	$1,000.00	$1,018.45	1.34%	$6.82

December 31, 2014	54

Disclosure of Fund Expenses (Unaudited)

For the Six Months Ended December 31, 2014

Forward Global Dividend Fund (continued)	Beginning Account Value 07/01/14	Ending Account Value 12/31/14	Expense Ratios(a)	Expenses Paid During Period(b) 07/01/14-12/31/14
Institutional Class
Actual	$1,000.00	$938.10	0.99%	$4.84

Hypothetical	$1,000.00	$1,020.21	0.99%	$5.04
Class A
Actual	$1,000.00	$936.20	1.49%	$7.27

Hypothetical	$1,000.00	$1,017.69	1.49%	$7.58
Forward International Dividend Fund
Investor Class
Actual	$1,000.00	$903.20	1.38%	$6.62

Hypothetical	$1,000.00	$1,018.25	1.38%	$7.02
Institutional Class
Actual	$1,000.00	$904.90	1.02%	$4.90

Hypothetical	$1,000.00	$1,020.06	1.02%	$5.19
Class A
Actual	$1,000.00	$902.50	1.54%	$7.38

Hypothetical	$1,000.00	$1,017.44	1.54%	$7.83
Class C
Actual	$1,000.00	$900.20	1.98%	$9.48

Hypothetical	$1,000.00	$1,015.22	1.98%	$10.06
Advisor Class
Actual	$1,000.00	$904.60	1.08%	$5.18

Hypothetical	$1,000.00	$1,019.76	1.08%	$5.50
Forward International Small Companies Fund
Investor Class
Actual	$1,000.00	$892.80	1.64%	$7.82

Hypothetical	$1,000.00	$1,016.94	1.64%	$8.34
Institutional Class
Actual	$1,000.00	$894.60	1.29%	$6.16

Hypothetical	$1,000.00	$1,018.70	1.29%	$6.56
Advisor Class
Actual	$1,000.00	$894.50	1.34%	$6.40

Hypothetical	$1,000.00	$1,018.45	1.34%	$6.82
Forward Select EM Dividend Fund
Investor Class
Actual	$1,000.00	$865.00	1.84%	$8.65

Hypothetical	$1,000.00	$1,015.93	1.84%	$9.35

55	December 31, 2014

Disclosure of Fund Expenses (Unaudited)

For the Six Months Ended December 31, 2014

Forward Select EM Dividend Fund (continued)	Beginning Account Value 07/01/14	Ending Account Value 12/31/14	Expense Ratios(a)	Expenses Paid During Period(b) 07/01/14-12/31/14
Institutional Class
Actual	$1,000.00	$866.30	1.49%	$7.01

Hypothetical	$1,000.00	$1,017.69	1.49%	$7.58
Class C
Actual	$1,000.00	$862.30	2.45%	$11.50

Hypothetical	$1,000.00	$1,012.85	2.45%	$12.43
Advisor Class
Actual	$1,000.00	$866.50	1.54%	$7.25

Hypothetical	$1,000.00	$1,017.44	1.54%	$7.83
Forward Small Cap Equity Fund
Investor Class
Actual	$1,000.00	$991.60	1.49%	$7.48

Hypothetical	$1,000.00	$1,017.69	1.49%	$7.58
Institutional Class
Actual	$1,000.00	$993.30	1.14%	$5.73

Hypothetical	$1,000.00	$1,019.46	1.14%	$5.80
Advisor Class
Actual	$1,000.00	$992.80	1.19%	$5.98

Hypothetical	$1,000.00	$1,019.21	1.19%	$6.06
Forward Tactical Enhanced Fund
Investor Class
Actual	$1,000.00	$957.70	1.75%	$8.64

Hypothetical	$1,000.00	$1,016.38	1.75%	$8.89
Institutional Class
Actual	$1,000.00	$959.30	1.39%	$6.86

Hypothetical	$1,000.00	$1,018.20	1.39%	$7.07
Class A
Actual	$1,000.00	$956.80	1.90%	$9.37

Hypothetical	$1,000.00	$1,015.63	1.90%	$9.65
Class C
Actual	$1,000.00	$954.70	2.35%	$11.58

Hypothetical	$1,000.00	$1,013.36	2.35%	$11.93
Advisor Class
Actual	$1,000.00	$958.50	1.45%	$7.16

Hypothetical	$1,000.00	$1,017.90	1.45%	$7.38

December 31, 2014	56

Disclosure of Fund Expenses (Unaudited)

For the Six Months Ended December 31, 2014

Forward Tactical Growth Fund	Beginning Account Value 07/01/14	Ending Account Value 12/31/14	Expense Ratios(a)	Expenses Paid During Period(b) 07/01/14-12/31/14
Investor Class
Actual	$1,000.00	$1,012.10	1.73%	$8.77

Hypothetical	$1,000.00	$1,016.48	1.73%	$8.79
Institutional Class
Actual	$1,000.00	$1,013.80	1.38%	$7.00

Hypothetical	$1,000.00	$1,018.25	1.38%	$7.02
Class A
Actual	$1,000.00	$1,011.40	1.88%	$9.53

Hypothetical	$1,000.00	$1,015.73	1.88%	$9.55
Class C
Actual	$1,000.00	$1,008.90	2.33%	$11.80

Hypothetical	$1,000.00	$1,013.46	2.33%	$11.82
Advisor Class
Actual	$1,000.00	$1,013.80	1.43%	$7.26

Hypothetical	$1,000.00	$1,018.00	1.43%	$7.27
Forward Commodity Long/Short Strategy Fund
Investor Class
Actual	$1,000.00	$1,021.30	1.85%	$9.43

Hypothetical	$1,000.00	$1,015.88	1.85%	$9.40
Institutional Class
Actual	$1,000.00	$1,023.50	1.50%	$7.65

Hypothetical	$1,000.00	$1,017.64	1.50%	$7.63
Class C
Actual	$1,000.00	$1,018.10	2.45%	$12.46

Hypothetical	$1,000.00	$1,012.85	2.45%	$12.43
Advisor Class
Actual	$1,000.00	$1,022.70	1.55%	$7.90

Hypothetical	$1,000.00	$1,017.39	1.55%	$7.88
Class Z
Actual	$1,000.00	$1,023.50	1.46%	$7.45

Hypothetical	$1,000.00	$1,017.85	1.46%	$7.43

(a) Annualized, based on the Fund’s most recent fiscal half year expenses.

(b) Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account values over the period, multiplied by the number of days in the most recent fiscal half year (184), then divided by 365.

(c) Prior to August 1, 2014, the Forward Equity Long/Short Fund was known as the Forward Endurance Long/Short Fund.

57	December 31, 2014

Portfolio of Investments (Note 9)

Forward Credit Analysis Long/Short Fund

Principal Amount		Value (Note 2)

Municipal Bonds: 89.08%
Alabama: 1.83%

$3,000,000	County of Jefferson, Alabama Sewer Convertible Revenue Warrants (Capital Appreciation), Sub-Lien, Series F 7.900%, 10/01/50(a)	$1,865,100

California: 22.12%

4,600,000	California County Tobacco Securitization Agency, Convertible Asset-Backed Revenue Bonds (Los Angeles County) 5.450%, 06/01/28	4,484,540

4,000,000	California Earthquake Authority, Taxable Revenue Bonds 2.805%, 07/01/19	4,006,120

1,800,000	California State Public Works Board, Revenue Bonds (Build America Bonds), Series G-2 8.361%, 10/01/34	2,653,542

2,820,000	California State Public Works Board, Revenue Bonds (Capital Projects), Series E 5.786%, 12/01/21	3,220,666

1,000,000	California Statewide Communities Development Authority, Loma Linda University Medical Center Revenue Bonds, Series A 5.500%, 12/01/54	1,090,840

2,000,000	Golden State Tobacco Securitization Corp., Asset-Backed Sr. Revenue Bonds (California Tobacco Settlement), Series A-1 5.750%, 06/01/47	1,652,740

1,000,000	Long Beach, California Bond Finance Authority, Revenue Bonds, Series A 5.000%, 11/15/15	1,034,790

1,000,000	Stockton Public Financing Authority, Revenue Bonds (Delta Water Supply Project), Series A 6.125%, 10/01/35	1,183,650

2,750,000	6.250%, 10/01/40	3,253,442

		22,580,330

Georgia: 1.08%

1,000,000	Savannah College of Art & Design Projects, Revenue Bonds, (Private Colleges & Universities Authroity) 5.000%, 04/01/33	1,097,580

Principal Amount		Value (Note 2)

Hawaii: 1.30%

$1,100,000	Honolulu City & County Board of Water Supply & Water Systems, Revenue Bonds, Series A 5.000%, 07/01/27	$1,331,990

Iowa: 5.52%

1,000,000	Iowa Finance Authority, Midwestern Disaster Area Revenue Bonds (Iowa Fertilizer Co., Project) 5.000%, 12/01/19	1,057,310

4,580,000	Iowa Tobacco Settlement Authority, Asset-Backed Revenue Bonds, Series A 6.500%, 06/01/23	4,580,412

		5,637,722

Louisiana: 4.39%

4,000,000	Tobacco Settlement Financing Corp., Asset-Backed Revenue Bonds, Series 1 5.500%, 05/15/29	4,481,920

New Jersey: 7.71%

2,675,000	New Jersey Health Care Facilities Financing Authority, Revenue Bonds (Barnabas Health), Series A 5.000%, 07/01/24	3,109,153

4,000,000	New Jersey Tobacco Settlement Financing Corp., Revenue Bonds, Series 1A 5.000%, 06/01/41	3,019,480

1,500,000	South Jersey Transportation Authority Llc, Revenue Bonds, (Build America Taxable Bonds), Series A-5 7.000%, 11/01/38	1,744,950

		7,873,583

New York: 30.18%

5,000,000	New York City, Industrial Development Agency, Special Facilities Revenue Bonds (American Airlines, Inc. - JFK International Airport), VRDN 7.750%, 08/01/31(b)	5,496,950

6,000,000	8.000%, 08/01/28(b)	6,621,420

3,000,000	New York City Transitional Finance Authority, Future Tax Secured Subordinate Revenue Bonds, Subseries B-1 5.000%, 08/01/31	3,570,060

5,000,000	5.000%, 08/01/39	5,794,800

December 31, 2014	58	See Notes to Financial Statements

Portfolio of Investments (Note 9)

Forward Credit Analysis Long/Short Fund

Principal Amount		Value (Note 2)

New York (continued): 30.18%

$1,000,000	New York Liberty Development Corp., Refunding Revenue Bonds (World Trade Center Project), Class 1-3 5.000%, 11/15/44(c)	$1,036,980

2,000,000	New York Metropolitan Transportation Authority, Refunding Revenue Bonds, Subseries G-1 5.000%, 11/15/28	2,380,480

5,000,000	New York State Dormitory Authority, General Purpose Refunding Revenue Bonds (Personal Income Tax Revenue), Series A 5.000%, 12/15/30	5,903,150

		30,803,840

Ohio: 5.12%

4,790,000	Buckeye, Ohio Tobacco Settlement Financing Authority, Revenue Bonds (Asset Backed Sr. Turbo), Series A-2 6.500%, 06/01/47	4,209,644

1,000,000	Ohio State Water Development Authority Pollution Control Facilities, Revenue Bonds (First Energy Nuclear), Series A, VRDN 3.375%, 07/01/33(b)	1,012,810

		5,222,454

Texas: 9.83%

10,000,000	Texas State Public Finance Authority, Taxable Revenue Bonds, (Texas Windstorm Insurance Association) 8.250%, 07/01/24	10,031,900

	Total Municipal Bonds (Cost $87,779,361)	90,926,419

Par Value		Value (Note 2)

Short-Term Securities: 6.97%

$19,000	U.S. Treasury Bills, Discount Notes 0.046%, due 01/02/15(d)	$19,000

2,800,000	0.064%, due 05/14/15(d)	2,799,563

4,300,000	0.070%, due 05/07/15(d)	4,299,329

	Total Short-Term Securities (Cost $7,117,299)	7,117,892

	Total Investments: 96.05% (Cost $94,896,660)	98,044,311

	Net Other Assets and Liabilities: 3.95%	4,036,698	(e)

	Net Assets: 100.00%	$102,081,009

Percentages are stated as a percent of net assets.

(a) Represents a step-up bond. Rate disclosed is as of December 31, 2014.

(b) Interest rate will change at a future date. Interest rate shown reflects the rate in effect at December 31, 2014.

(c) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate market value of those securities was $1,036,980, representing 1.02% of net assets.

(d) Rate shown represents the bond equivalent yield to maturity at date of purchase.

(e) Includes cash which is being held as collateral for futures contracts.

Futures Contracts

Description	Position	Contracts	Expiration Date	Value	Unrealized Loss
U.S. Treasury Long Bond Futures	Short	(76)	03/23/15	$(10,986,750)	$(298,722)
Total Futures Contracts				$(10,986,750)	$(298,722)

Investment Abbreviations:

Sr. — Senior

VRDN — Variable Rate Demand Notes

See Notes to Financial Statements	59	December 31, 2014

Portfolio of Investments (Note 9)

Forward Dynamic Income Fund

Shares		Value (Note 2)

Common Stocks: 40.97%
Consumer Discretionary: 4.26%

6,700	Buckle, Inc.	$351,884

20,000	Ford Motor Co.	310,000

4,300	Hasbro, Inc.	236,457

3,500	Home Depot, Inc.	367,395

5,000	Target Corp.	379,550

		1,645,286

Consumer Staples: 11.90%

6,000	Clorox Co.	625,260

5,650	Colgate-Palmolive Co.	390,924

5,400	ConAgra Foods, Inc.	195,912

4,500	Costco Wholesale Corp.	637,875

5,100	CVS Health Corp.	491,181

3,600	Dr. Pepper Snapple Group, Inc.	258,048

10,400	Kroger Co.	667,784

5,900	Procter & Gamble Co.	537,431

4,600	Walgreens Boots Alliance, Inc.	350,520

5,200	Wal-Mart Stores, Inc.	446,576

		4,601,511

Financials: 12.58%

21,100	Acadia Realty Trust	675,833

21,000	Associated Estates Realty Corp.	487,410

40,000	Bank of America Corp.	715,600

10,000	BioMed Realty Trust, Inc.	215,400

4,083	CareTrust REIT, Inc.	50,347

14,000	Franklin Street Properties Corp.	171,780

12,000	Mack-Cali Realty Corp.	228,720

23,200	NorthStar Realty Finance Corp.	407,856

2,900	State Street Corp.	227,650

16,900	Sunstone Hotel Investors, Inc.	279,019

21,500	Terreno Realty Corp.	443,545

8,800	Urstadt Biddle Properties, Inc., Class A	192,544

49,235	Winthrop Realty Trust	767,574

		4,863,278

Shares		Value (Note 2)

Healthcare: 1.66%

3,000	Eli Lilly & Co.	$206,970

6,900	GlaxoSmithKline Plc	147,980

9,200	Pfizer, Inc.	286,580

		641,530

Industrials: 3.47%

2,620,000	ASR Logistics Holdings, Ltd.	266,911

122,422	Bradken, Ltd.	472,741

3,600	Siemens AG	408,392

2,000	Stanley Black & Decker, Inc.	192,160

		1,340,204

Information Technology: 3.13%

10,400	Intel Corp.	377,416

17,900	Microsoft Corp.	831,455

		1,208,871

Materials: 1.19%

13,000	Freeport-McMoRan, Inc.	303,680

2,000	LyondellBasell Industries NV, Class A	158,780

		462,460

Telecommunication Services: 2.78%

13,000	Verizon Communications, Inc.	608,140

56,500	Windstream Holdings, Inc.	465,560

		1,073,700

	Total Common Stocks (Cost $15,651,750)	15,836,840

Exchange-Traded Funds: 2.66%
Exchange-Traded Funds: 2.66%

5,000	SPDR® S&P 500® ETF Trust	1,027,500

	Total Exchange-Traded Funds (Cost $1,023,978)	1,027,500

Limited Partnerships: 2.03%
Energy: 2.03%

35,000	Calumet Specialty Products Partners LP	784,350

	Total Limited Partnerships (Cost $772,709)	784,350

December 31, 2014	60	See Notes to Financial Statements

Portfolio of Investments (Note 9)

Forward Dynamic Income Fund

Shares		Value (Note 2)

Preferred Stocks: 6.45%
Financials: 5.55%

1,850	AmTrust Financial Services, Inc. Series B, 7.250%	$45,011

16,570	Campus Crest Communities, Inc. Series A, 8.000%	420,712

3,000	Excel Trust, Inc. Series B, 8.125%	79,620

1,059	Gladstone Investment Corp. Series A, 7.125%	27,629

169	Highwoods Properties, Inc. Series A, 8.625%	206,275

5,000	Invesco Mortgage Capital, Inc. Series B, 7.750%(a)	113,850

1,195	iStar Financial, Inc. Series D, 8.000%	29,875

5,000	Northern Trust Corp. Series C, 5.850%	125,250

6,800	NorthStar Realty Finance Corp. Series E, 8.750%	171,564

1,250	Prologis, Inc. Series Q, 8.540%	77,500

12,000	RAIT Financial Trust Series A, 7.750%	279,840

Shares		Value (Note 2)

10,000	State Street Corp. 6.000%	$252,400

12,500	Strategic Hotels & Resorts, Inc. Series B, 8.250%	316,938

		2,146,464

Telecommunication Services: 0.90%

10,000	United States Cellular Corp. 7.250%	249,700

3,700	Verizon Communications, Inc. 5.900%	96,866

		346,566

	Total Preferred Stocks (Cost $2,476,964)	2,493,030

	Total Investments: 52.11% (Cost $19,925,401)	20,141,720

	Net Other Assets and Liabilities: 47.89%	18,507,980	(b)

	Net Assets: 100.00%	$38,649,700

Percentages are stated as a percent of net assets.

(a) Dividend rate will change at a future date. Dividend rate shown reflects the rate in effect at December 31, 2014.

(b) Includes cash which is being held as collateral for futures contracts.

Futures Contracts

Description	Position	Contracts	Expiration Date	Value	Unrealized Loss
E-Mini S&P 500® Futures	Long	47	03/23/15	$4,823,140	$(3,297)
Total Futures Contracts				$4,823,140	$(3,297)

Investment Abbreviations:

ETF — Exchange-Traded Fund

REIT — Real Estate Investment Trust

S&P — Standard & Poor’s

SPDR — Standard & Poor’s Depositary Receipts

See Notes to Financial Statements	61	December 31, 2014

Portfolio of Investments (Note 9)

Forward EM Corporate Debt Fund

Shares			Value (Note 2)

Common Stocks: 0.39%
Nigeria: 0.39%

675,938	SEPLAT Petroleum Development Co., Plc		$1,517,066

	Total Common Stocks (Cost $2,383,580)		1,517,066

Principal Amount		Currency

Foreign Government Obligations: 4.02%
Argentina: 2.04%

8,000,000	Provincia de Buenos Aires, Sr. Unsec. Notes 11.750%, 10/05/15(a)	USD	8,020,000

Brazil: 1.02%

4,000,000	Banco Nacional de Desenvolvimento Economico e Social, Sr. Unsec. Notes 3.375%, 09/26/16(b)(c)	USD	4,023,600

Ivory Coast: 0.96%

3,900,000	Ivory Coast Government International Bond, Sr. Unsec. Notes 7.774%, 12/31/32(a)(d)	USD	3,763,500

	Total Foreign Government Obligations (Cost $15,345,036)		15,807,100

Asset-Backed Securities: 4.35%
China: 4.35%

12,050,000	Sealane Trade Finance, Ltd., Series 2011-1X, Class A 14.233%, 02/12/16(e)	USD	12,019,875

3,700,000	Start CLO, Ltd., Series 2011-7A, Class A 15.236%, 06/09/15(c)(e)	USD	3,760,236

1,300,000	Start CLO, Ltd., Series 2011-7X, Class A 15.236%, 06/09/15(e)	USD	1,321,164

			17,101,275

	Total Asset-Backed Securities (Cost $17,516,035)		17,101,275

Principal Amount		Currency	Value (Note 2)

Contingent Convertible Securities: 1.42%
Brazil: 0.95%

4,000,000	Banco do Brasil SA/Cayman, Jr. Sub. Notes 9.000%, Perpetual Maturity(c)(e)(f)	USD	3,740,000

South Korea: 0.47%

1,800,000	Woori Bank, Sub. Notes 4.750%, 04/30/24(c)	USD	1,864,344

	Total Contingent Convertible Securities (Cost $5,765,550)		5,604,344

Convertible Corporate Bonds: 0.36%
Indonesia: 0.36%

7,000,000	Enercoal Resources Pte, Ltd. 6.000%, 04/07/18(g)	USD	1,435,000

	Total Convertible Corporate Bonds (Cost $6,999,998)		1,435,000

Corporate Bonds: 90.72%
Argentina: 2.89%

7,831,000	Cia de Transporte de Energia Electrica en Alta Tension Transener SA, Sr. Unsec. Notes 9.750%, 08/15/21(c)	USD	6,147,335

950,000	Empresa Distribuidora Y Comercializadora Norte, Sr. Unsec. Notes 9.750%, 10/25/22(c)	USD	673,550

5,022,604	MetroGas SA, Sr. Unsec. Notes, A-L 8.875%, 12/31/18(c)	USD	4,476,396

91,670	PIK Notes 8.875% (or 8.875% PIK), 12/31/18(c)	USD	72,763

			11,370,044

Azerbaijan: 0.50%

2,000,000	International Bank of Azerbaijan OJSC Via Rubrika Finance Co., Ltd., Sr. Unsec. Notes, EMTN 7.750%, 09/26/18	USD	1,950,000

Bangledesh: 1.22%

4,800,000	Banglalink Digital Communications, Ltd., Sr. Unsec. Notes 8.625%, 05/06/19(c)	USD	4,788,000

December 31, 2014	62	See Notes to Financial Statements

Portfolio of Investments (Note 9)

Forward EM Corporate Debt Fund

Principal Amount		Currency	Value (Note 2)

Bolivia: 1.26%

4,930,000	Trilogy International Partners Llc/Trilogy International Finance, Inc., First Lien Notes 10.250%, 08/15/16(c)	USD	4,948,487

Brazil: 5.43%

2,400,000	Atlantica Tender Drilling, Ltd., Second Lien Notes 8.000%, 09/23/19	USD	2,172,000

4,000,000	BRF SA, Sr. Unsec. Notes 4.750%, 05/22/24(b)(c)	USD	3,895,000

7,000,000	General Shopping Investments, Ltd., Sub. Notes 12.000%, Perpetual Maturity(a)(e)(f)	USD	6,370,000

5,000,000	Odebrecht Finance, Ltd., Sr, Unsec. Notes 5.250%, 06/27/29(c)	USD	4,422,500

4,785,000	World Wide Supply AS, First Lien Notes 7.750%, 05/26/17(c)	USD	4,521,825

			21,381,325

Chile: 5.04%

2,300,000	Empresa Electrica Angamos SA, First Lien Notes 4.875%, 05/25/29(c)	USD	2,268,375

3,300,000	GNL Quintero SA, Sr. Unsec. Notes 4.634%, 07/31/29(b)(c)	USD	3,348,731

9,293,007	Inversiones Alsacia SA, First Lien Notes 8.000%, 12/31/18(c)	USD	6,783,895

2,300,000	SACI Falabella, Sr. Unsec. Notes 4.375%, 01/27/25(c)	USD	2,258,899

1,800,000	Transelec SA, Sr. Unsec. Notes 4.250%, 01/14/25(c)	USD	1,799,365

3,300,000	VTR Finance BV, Sec. Notes 6.875%, 01/15/24(c)	USD	3,374,250

			19,833,515

China: 7.22%

3,800,000	Baidu, Inc., Sr. Unsec. Notes 2.750%, 06/09/19(b)	USD	3,791,123

Principal Amount		Currency	Value (Note 2)

1,750,000	CNOOC Curtis Funding No. 1, Ltd., Sr. Unsec. Notes 4.500%, 10/03/23(c)	USD	1,843,354

3,000,000	CNOOC Finance 2013, Ltd., Sr. Unsec. Notes 3.000%, 05/09/23(b)	USD	2,844,390

7,000,000	Sinopec Group Overseas Development 2014, Ltd., Sr. Unsec. Notes 4.375%, 04/10/24(b)(c)	USD	7,370,608

6,800,000	State Grid Overseas Investment 2013, Ltd., Sr. Unsec. Notes 3.125%, 05/22/23(b)(c)	USD	6,670,787

1,600,000	State Grid Overseas Investment 2014, Ltd., Sr. Unsec. Notes 4.850%, 05/07/44(c)	USD	1,782,862

4,000,000	Tencent Holdings, Ltd., Sr. Unsec. Notes 3.375%, 03/05/18(b)(c)	USD	4,105,164

			28,408,288

Colombia: 8.57%

5,655,000	Avianca Holdings SA, Sr. Unsec. Notes 8.375%, 05/10/20(b)(c)	USD	5,852,925

5,117,000	Bancolombia SA, Sub. Notes 5.125%, 09/11/22(b)	USD	5,097,811

5,273,000	Colombia Telecomunicaciones SA ESP, Sr. Unsec. Notes 5.375%, 09/27/22(b)(c)	USD	5,154,357

2,005,000	Gruposura Finance, Sr. Unsec. Notes 5.700%, 05/18/21(a)	USD	2,125,300

4,000,000	Millicom International Cellular SA, Sr. Unsec. Notes 6.625%, 10/15/21(c)	USD	4,180,000

850,000	Pacific Rubiales Energy Corp., Sr. Unsec. Notes 7.250%, 12/12/21(c)	USD	743,750

1,150,000	7.250%, 12/12/21(a)(b)	USD	1,006,250

2,800,000	SUAM Finance BV, Sr. Unsec. Notes 4.875%, 04/17/24(c)	USD	2,807,000

6,385,000	Transportadora de Gas Internacional SA ESP, Sr. Unsec. Notes 5.700%, 03/20/22(a)(b)	USD	6,735,537

			33,702,930

See Notes to Financial Statements	63	December 31, 2014

Portfolio of Investments (Note 9)

Forward EM Corporate Debt Fund

Principal Amount		Currency	Value (Note 2)

Costa Rica: 0.76%

3,000,000	Banco Nacional de Costa Rica, Sr. Unsec. Notes 4.875%, 11/01/18(b)(c)	USD	2,977,500

Guatemala: 1.34%

5,000,000	Bantrab Senior Trust, Sr. Unsec. Notes 9.000%, 11/14/20(b)(c)	USD	5,290,750

Hong Kong: 2.98%

3,500,000	AIA Group, Ltd., Sr. Unsec. Notes 4.875%, 03/11/44(b)(c)	USD	3,994,424

3,300,000	Hutchison Whampoa International 12, II, Ltd., Sr. Unsec. Notes 2.000%, 11/08/17(b)(c)	USD	3,314,886

1,200,000	Hutchison Whampoa International 14, Ltd., Unsec. Notes 3.625%, 10/31/24(c)	USD	1,207,971

4,250,000	MIE Holdings Corp., Sr. Unsec. Notes 7.500%, 04/25/19(c)	USD	3,219,375

			11,736,656

India: 3.52%

2,800,000	Bharti Airtel International Netherlands BV, Sr. Unsec. Notes 5.350%, 05/20/24(a)	USD	3,043,376

4,850,000	Rolta Americas Llc, Sr. Unsec. Notes 8.875%, 07/24/19(c)	USD	4,201,313

6,200,000	State Bank of India, Sr. Unsec. Notes 4.875%, 04/17/24(b)(c)	USD	6,609,795

			13,854,484

Indonesia: 1.28%

5,500,000	PT Perusahaan Listrik Negara, Sr. Unsec. Notes 5.250%, 10/24/42(b)(c)	USD	5,039,375

Kazakhstan: 1.03%

10,500,000	Tristan Oil, Ltd., Sec. Notes 0.000%, 01/01/16(a)	USD	4,042,500

Latvia: 0.68%

2,700,000	Four Finance SA, Sr. Unsec. Notes 11.750%, 08/14/19(c)	USD	2,661,187

Principal Amount		Currency	Value (Note 2)

Malaysia: 0.35%

5,000,000	Special Port Vehicle Bhd, Series 9 5.550%, 07/30/15(h)	MYR	1,379,079

Mexico: 13.80%

2,800,000	Alfa SAB de CV, Sr. Unsec. Notes 5.250%, 03/25/24(c)	USD	2,919,000

4,700,000	Banco Santander SA, Sub. Notes 5.950%, 01/30/24(c)(e)	USD	4,899,750

7,000,000	BBVA Bancomer SA, Sub. Notes 6.750%, 09/30/22(b)(c)	USD	7,717,500

6,000,000	Cemex SAB de CV, Sec. Notes 6.500%, 12/10/19(b)(c)	USD	6,162,000

750,000	Comision Federal de Electricidad, Sr. Unsec. Notes 4.875%, 01/15/24(c)	USD	785,625

1,800,000	El Puerto de Liverpool SAB de CV, Sr. Unsec. Notes 3.950%, 10/02/24(c)	USD	1,776,600

3,000,000	Grupo Bimbo SAB de CV, Sr. Unsec. Notes 3.875%, 06/27/24(c)	USD	3,019,290

11,890,651	Maxcom Telecomunicaciones SAB de CV, First Lien Notes 6.000%, 06/15/20(d)	USD	10,237,851

3,800,000	Neptuno Finance, Ltd., First Lien Notes 9.750%, 11/07/19(c)	USD	3,667,000

7,000,000	Petroleos Mexicanos, Sr. Unsec. Notes 4.250%, 01/15/25(c)	USD	6,972,000

6,400,000	Santa Maria Offshore, Ltd., First Lien Notes 8.875%, 07/03/18(c)	USD	6,128,000

			54,284,616

Morocco: 1.29%

4,800,000	Office Cherifien des Phosphates SA, Sr. Unsec. Notes 5.625%, 04/25/24(c)	USD	5,058,000

Nigeria: 3.13%

4,800,000	FBN Finance Co., BV, Sub. Notes 8.000%, 07/23/21(c)(e)	USD	4,284,000

4,900,000	Sea Trucks Group, Ltd., First Lien Notes 9.000%, 03/26/18(c)	USD	3,552,500

December 31, 2014	64	See Notes to Financial Statements

Portfolio of Investments (Note 9)

Forward EM Corporate Debt Fund

Principal Amount		Currency	Value (Note 2)

Nigeria (continued): 3.13%

4,800,000	Seven Energy, Ltd., Sec. Notes 10.250%, 10/11/21(c)	USD	4,476,000

			12,312,500

Norway: 2.26%

5,200,000	Harkand Finance, Inc., Sec. Notes 7.500%, 03/28/19(c)	USD	4,342,000

4,800,000	Marine Accurate Well ASA, Second Lien Notes 9.500%, 04/03/18	USD	4,560,000

			8,902,000

Peru: 1.04%

1,000,000	Corp. Financiera de Desarrollo SA, Sub. Notes 5.250%, 07/15/29(c)(e)	USD	1,017,700

2,870,000	SAN Miguel Industrias Pet SA, Sr. Unsec. Notes 7.750%, 11/06/20(c)	USD	3,056,550

			4,074,250

Poland: 1.01%

3,800,000	PKO Finance AB, Sr. Unsec. Notes 4.630%, 09/26/22(b)(c)	USD	3,994,750

Qatar: 2.11%

4,000,000	QNB Finance, Ltd., Sr. Unsec. Notes 2.875%, 04/29/20(b)	USD	3,980,000

4,026,100	Ras Laffan Liquefied Natural Gas Co., Ltd. II, Sec. Notes 5.298%, 09/30/20(a)(b)	USD	4,338,123

			8,318,123

Russia: 5.63%

2,500,000	Alfa Bank OJSC Via Alfa Bond Issuance Plc, Sr. Unsec. Notes 7.750%, 04/28/21(a)(b)	USD	2,134,490

4,100,000	Borets Finance, Ltd., Unsec. Notes 7.625%, 09/26/18(c)	USD	2,952,000

5,300,000	EDC Finance, Ltd., Sr. Unsec. Notes 4.875%, 04/17/20(c)	USD	3,484,750

2,800,000	Eurasian Development Bank, Sr. Unsec. Notes 5.000%, 09/26/20(b)(c)	USD	2,411,416

Principal Amount		Currency	Value (Note 2)

4,500,000	Evraz Group SA, Sr. Unsec. Notes 6.500%, 04/22/20(a)	USD	3,468,510

80,500,000	Federal Grid Co., OJSC via Federal Grid Finance, Ltd., Unsec Notes, Euro-Medium-Term Notes 8.446%, 03/13/19	RUB	920,946

47,000,000	RusHydro Finance, Ltd., Sec. Notes, Euro-Medium-Term Notes 7.875%, 10/28/15	RUB	704,420

2,000,000	Russian Agricultural Bank OJSC Via RSHB Capital SA, Sub. Notes 8.500%, 10/16/23(c)	USD	1,360,000

1,050,000	Sberbank of Russia Via SB Capital SA, Sub. Notes 5.125%, 10/29/22(a)	USD	819,693

4,700,000	Sibur Securities, Ltd., Sr. Unsec. Notes 3.914%, 01/31/18(a)	USD	3,877,500

			22,133,725

Saudi Arabia: 1.47%

5,650,000	Saudi Electricity Global Sukuk Co. 2, Unsec. Notes 5.060%, 04/08/43(b)(c)	USD	5,770,062

Serbia: 1.13%

3,450,000	Adria Bidco BV, Sec. Notes 7.875%, 11/15/20(c)	EUR	4,462,726

South Korea: 5.30%

5,350,000	Doosan Infracore Co., Ltd., Sr. Unsec. Notes 3.250%, 10/05/42(b)(d)(e)	USD	5,380,597

1,500,000	Korea East-West Power Co., Ltd., Sr. Unsec. Notes 2.500%, 07/16/17(b)(c)	USD	1,524,258

5,000,000	Korea Exchange Bank, Sr. Unsec. Notes 2.500%, 06/12/19(c)	USD	4,996,230

4,000,000	Korea Finance Corp., Sr. Unsec. Notes 2.250%, 08/07/17(b)	USD	4,050,920

1,800,000	Korea Gas Corp., Sr. Unsec. Notes 3.875%, 02/12/24(b)(c)	USD	1,897,680

2,000,000	Korea Resources Corp., Sr. Unsec. Notes 2.125%, 05/02/18(b)(c)	USD	2,001,314

See Notes to Financial Statements	65	December 31, 2014

Portfolio of Investments (Note 9)

Forward EM Corporate Debt Fund

Principal Amount		Currency	Value (Note 2)

South Korea (continued): 5.30%

1,000,000	SK Telecom Co., Ltd., Sr. Unsec. Notes 2.125%, 05/01/18(b)(c)	USD	1,000,228

			20,851,227

Tanzania: 0.67%

3,000,000	Golden Close Maritime Corp., Ltd., Sec. Notes 9.000%, 10/24/19(c)	USD	2,640,000

Turkey: 2.90%

3,000,000	Anadolu Efes Biracilik Ve Malt Sanayii AS, Sr. Unsec. Notes 3.375%, 11/01/22(a)(b)	USD	2,767,500

3,000,000	KOC Holding AS, Sr. Unsec. Notes 3.500%, 04/24/20(a)(b)	USD	2,914,500

2,800,000	Turk Telekomunikasyon AS, Sr. Unsec. Notes 4.875%, 06/19/24(b)(c)	USD	2,821,717

1,500,000	Turkiye Is Bankasi AS, Sr. Unsec. Notes 5.000%, 04/30/20(c)	USD	1,535,625

1,300,000	Yasar Holdings AS, Sr. Unsec. Notes 8.875%, 05/06/20(c)	USD	1,378,000

			11,417,342

Ukraine: 1.02%

1,000,000	DTEK Finance Plc, Sr. Unsec. Notes 7.875%, 04/04/18(a)	USD	465,000

1,950,000	Metinvest BV, Sr. Unsec. Notes 8.750%, 02/14/18(a)	USD	1,101,750

2,000,000	MHP SA, Sr. Unsec. Notes 8.250%, 04/02/20(a)	USD	1,380,000

2,000,000	Ukraine Railways via Shortline Plc, Sr. Unsec. Notes 9.500%, 05/21/18(a)	USD	1,060,000

			4,006,750

United Arab Emirates: 2.17%

4,567,094	Doric Nimrod Air, First Lien Notes 5.125%, 11/30/24(c)	USD	4,727,888

3,800,000	Millennium Offshore Services Superholdings Llc, Sec. Notes 9.500%, 02/15/18(b)(c)	USD	3,800,000

			8,527,888

Principal Amount		Currency	Value (Note 2)

Venezuela: 1.72%

7,300,000	Petroleos de Venezuela SA, Unsec. Notes 6.000%, 05/16/24(a)	USD	2,774,000

4,201,000	PSOS Finance, Ltd., First Lien Notes 11.750%, 04/23/18(c)	USD	3,465,825

2,507,500	Sidetur Finance BV, Sr. Unsec. Notes 10.000%, 04/20/16(a)(g)	USD	526,575

			6,766,400

	Total Corporate Bonds (Cost $376,454,754)		356,884,479

	Total Investments: 101.26% (Cost $424,464,953)		398,349,264

	Net Other Assets and Liabilities: (1.26)%		(4,955,945	)(i)

	Net Assets: 100.00%		$393,393,319

Percentages are stated as a percent of net assets.

(a) Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such securities cannot be sold by the issuer in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Fund’s Board of Trustees. At period end, the aggregate market value of those securities was $62,734,104, representing 15.95% of net assets.

(b) Security, or portion of security, is being held as collateral for the line of credit. At period end, the aggregate market value of those securities was $146,076,620, representing 37.13% of net assets.

(c) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate market value of those securities was $272,252,919, representing 69.21% of net assets.

(d) Represents a step-up bond. Rate disclosed is as of December 31, 2014.

(e) Interest rate will change at a future date. Interest rate shown reflects the rate in effect at December 31, 2014.

(f) This security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

(g) Security in default on interest payments.

(h) Security determined to be illiquid under the procedures approved by the Fund’s Board of Trustees.

(i) Includes cash which is being held as collateral for credit default swap contracts.

December 31, 2014	66	See Notes to Financial Statements

Portfolio of Investments (Note 9)

Forward EM Corporate Debt Fund

Credit Default Swap Contracts - Sell Protection(j)

Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2014(k)	Notional Amount(l)	Value	Upfront Premiums Received	Unrealized Loss
Petrobras International Finance Company	Credit Suisse First Boston	100 Bps	12/20/15	5.19%	$10,000,000	$(396,341)	$(118,193)	$(278,148)
Total of Credit Default Swap Contracts						$(396,341)	$(118,193)	$(278,148)

(j) If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(k) Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, sovereign issues of an emerging country, U.S. municipal issues, and U.S. Treasury obligation issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(l) The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Security determined to be illiquid under the procedures approved by the Fund’s Board of Trustees is as follows:

Date(s) of Purchase	Security	Cost	Value	% of Net Assets
11/20/2014	Special Port Vehicle Bhd, Series 9 5.550%, 07/30/15(h)	$1,395,582	$1,379,079	0.35%

Investment Abbreviations:

Bps — Basis Points

EMTN — Euro Medium Term Note

Jr. — Junior

PIK — Payment in-kind

Sec. — Secured

Sr. — Senior

Sub. — Subordinated

Unsec. — Unsecured

Currency Abbreviations:

EUR — Euro

MYR — Malaysian Ringgit

RUB — Russian Ruble

USD — U.S. Dollar

See Notes to Financial Statements	67	December 31, 2014

Portfolio of Investments (Note 9)

Forward Emerging Markets Fund

Shares		Value (Note 2)

Common Stocks: 100.72%
Bangladesh: 0.06%

21,747	Beximco Pharmaceuticals, Ltd., GDR(a)	$6,237

Brazil: 1.67%

50,600	BM&F Bovespa SA	187,499

Cambodia: 1.64%

226,000	NagaCorp, Ltd.	184,772

China: 6.83%

200,000	China Galaxy Securities Co., Ltd., Class H	250,946

354,000	China Machinery Engineering Corp., Class H	271,161

311,021	China Pioneer Pharma Holdings, Ltd.	244,657

		766,764

Czech Republic: 1.02%

4,100	Pegas Nonwovens SA	114,623

Egypt: 2.78%

9,466	Arabian Cement Co.(b)	22,440

9,460	Eastern Tobacco(b)	289,699

		312,139

Greece: 1.59%

26,800	Plaisio Computers SA	178,361

Hong Kong: 7.57%

113,000	China Gas Holdings, Ltd.	178,069

510,000	China South City Holdings, Ltd.	232,815

6,700	Guangdong Investment, Ltd., Unsponsored ADR	439,654

		850,538

Indonesia: 13.38%

520,000	PT AKR Corporindo Tbk	172,984

1,250,000	PT Arwana Citramulia Tbk	87,808

1,545,240	PT Astra Graphia Tbk	236,434

3,348,525	PT Bank Tabungan Negara Persero Tbk	325,795

2,800,000	PT Kalbe Farma Tbk	413,726

1,299,500	PT Media Nusantara Citra Tbk	266,510

		1,503,257

Malaysia: 4.05%

115,000	Globetronics Technology Bhd	141,427

578,621	Oldtown Bhd	248,229

Shares		Value (Note 2)

150,000	Power Root Bhd	$64,779

		454,435

Mexico: 3.33%

123,399	Compartamos SAB de CV	247,990

60,525	PLA Administradora Industrial S de RL de CV	126,639

		374,629

Peru: 4.03%

106,000	Alicorp SA	252,948

6,570	Intercorp Financial Services, Inc.(a)	199,728

		452,676

Philippines: 13.16%

80,000	Concepcion Industrial Corp.	76,902

1,500,000	D&L Industries, Inc.	558,654

796,000	First Gen Corp.	453,764

230,000	Robinsons Retail Holdings, Inc.	389,225

		1,478,545

Russia: 0.59%

80,000	Aeroflot - Russian Airlines OJSC	42,443

93,700	Hydraulic Machines and Systems Group Plc, GDR(a)(b)	24,362

		66,805

Singapore: 4.53%

10,000	China Yuchai International, Ltd.	190,000

193,000	OSIM International, Ltd.	288,484

32,000	Silverlake Axis, Ltd.	30,317

		508,801

South Korea: 3.33%

19,209	Samjin Pharmaceutical Co., Ltd.	373,991

Sri Lanka: 5.47%

223,711	Commercial Bank of Ceylon Plc, Non-Voting Depository Receipt	213,310

190,924	Hatton National Bank Plc, Non-Voting Depository Receipt	222,502

1,791,963	Piramal Glass Ceylon Plc	66,925

710,002	Textured Jersey Lanka, Ltd.	111,479

		614,216

December 31, 2014	68	See Notes to Financial Statements

Portfolio of Investments (Note 9)

Forward Emerging Markets Fund

Shares		Value (Note 2)

Taiwan: 8.77%

266,900	Formosan Rubber Group, Inc.	$278,707

154,000	Kinik Co.	319,189

1,584	Mega Financial Holding Co., Ltd.	1,225

222,000	Wah Lee Industrial Corp.	386,368

		985,489

Thailand: 6.39%

150,000	Bangkok Aviation Fuel Services Pcl	142,477

318,100	Jasmine International Pcl	71,065

237,000	RS Pcl	121,022

1,087,601	Thai Tap Water Supply Pcl	383,470

		718,034

Turkey: 5.04%

250,000	Albaraka Turk Katilim Bankasi AS	186,331

122,070	Anadolu Hayat Emeklilik AS	269,287

16,500	Koza Altin Isletmeleri AS	110,257

		565,875

Ukraine: 0.78%

9,500	MHP SA, GDR(a)	87,400

United Kingdom: 4.71%

9,300	Bank of Georgia Holdings Plc	300,916

35,000	ITE Group Plc	87,281

41,100	Stock Spirits Group Plc	140,929

		529,126

	Total Common Stocks (Cost $11,131,974)	11,314,212

Shares		Value (Note 2)

Preferred Stocks: 1.31%
Colombia: 1.31%

12,404	Banco Davivienda SA	$146,666

	Total Preferred Stocks (Cost $192,892)	146,666

Loan Participation Notes: 1.15%
Bangladesh: 1.15%

126,500	Titas Gas Transmission & Distribution Co., Ltd., (Loan Participation Notes issued by Deutsche Bank AG, London), expiring 01/27/21	129,382

	Total Loan Participation Notes (Cost $137,360)	129,382

	Total Investments: 103.18% (Cost $11,462,226)	11,590,260

	Net Other Assets and Liabilities: (3.18)%	(357,366)

	Net Assets: 100.00%	$11,232,894

Percentages are stated as a percent of net assets.

(a) Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such securities cannot be sold by the issuer in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Fund’s Board of Trustees. At period end, the aggregate market value of those securities was $317,727 representing 2.83% of net assets.

(b) Security determined to be illiquid under the procedures approved by the Fund’s Board of Trustees.

Securities determined to be illiquid under the procedures approved by the Fund’s Board of Trustees are as follows:

Date(s) of Purchase	Security	Cost	Value	% of Net Assets
05/14/14	Arabian Cement Co.(b)	$12,039	$22,440	0.20%
10/04/12 - 05/09/13	Eastern Tobacco(b)	135,136	289,699	2.58%
05/02/13 - 06/06/14	Hydraulic Machines and Systems Group Plc, GDR(a)(b)	265,071	24,362	0.22%
		$412,246	$336,501	3.00%

Investment Abbreviations:

ADR — American Depositary Receipt

GDR — Global Depositary Receipt

See Notes to Financial Statements	69	December 31, 2014

Portfolio of Investments (Note 9)

Forward Equity Long/Short Fund

Shares		Value (Note 2)

Common Stocks: 78.47%
Consumer Staples: 8.14%

625	Altria Group, Inc.	$30,794

220	Costco Wholesale Corp.	31,185

325	CVS Health Corp.	31,300

425	Dr. Pepper Snapple Group, Inc.	30,464

225	Keurig Green Mountain, Inc.	29,789

475	Kroger Co.	30,500

275	Monster Beverage Corp.(a)	29,796

		213,828

Energy: 2.39%

2,600	Canadian Solar, Inc.(a)	62,894

Healthcare: 16.27%

625	AmerisourceBergen Corp.	56,350

475	Edwards Lifesciences Corp.(a)	60,505

3,000	HMS Holdings Corp.(a)	63,420

275	Illumina, Inc.(a)	50,760

300	Jazz Pharmaceuticals Plc(a)	49,119

240	Perrigo Co., Plc	40,118

575	Stryker Corp.	54,240

925	Teva Pharmaceutical Industries, Ltd., Sponsored ADR	53,197

		427,709

Industrials: 3.68%

210	Air Products & Chemicals, Inc.	30,288

450	Northrop Grumman Corp.	66,326

		96,614

Information Technology: 25.61%(b)

200	Alibaba Group Holding, Ltd., Sponsored ADR(a)	20,788

700	American Tower Corp.	69,195

1,400	Broadcom Corp., Class A	60,662

180	Equinix, Inc.	40,811

300	Google, Inc., Class A(a)	159,198

1,050	Intel Corp.	38,105

380	Lam Research Corp.	30,149

1,000	Microsoft Corp.	46,450

Shares		Value (Note 2)

500	Palo Alto Networks, Inc.(a)	$61,285

350	Seagate Technology Plc	23,275

750	Ubiquiti Networks, Inc.	22,230

2,000	Yahoo!, Inc.(a)	101,020

		673,168

Materials: 4.48%

1,800	Alcoa, Inc.	28,422

540	Dow Chemical Co.	24,630

300	International Flavors & Fragrances, Inc.	30,408

130	Sherwin-Williams Co.	34,195

		117,655

Utilities: 17.90%

2,900	Aqua America, Inc.	77,430

425	Duke Energy Corp.	35,504

1,175	Edison International	76,939

875	Entergy Corp.	76,545

1,750	NiSource, Inc.	74,235

1,025	PG&E Corp.	54,571

1,100	Pinnacle West Capital Corp.	75,141

		470,365

	Total Common Stocks (Cost $1,883,745)	2,062,233

	Total Investments: 78.47% (Cost $1,883,745)	2,062,233

	Net Other Assets and Liabilities: 21.53%	565,752	(c)

	Net Assets: 100.00%	$2,627,985

Percentages are stated as a percent of net assets.

(a) Non-income producing security.

(b) When sector categorization is categorized by industry, no industry exceeds the 25% maximum specified in the Statement of Additional Information.

(c) Includes cash which is being held as collateral for futures contracts.

December 31, 2014	70	See Notes to Financial Statements

Portfolio of Investments (Note 9)

Forward Equity Long/Short Fund

Futures Contracts

Description	Position	Contracts	Expiration Date	Value	Unrealized Loss
E-Mini S&P 500® Futures	Short	(15)	03/23/15	$(1,539,300)	$(24,788)
Total Futures Contracts				$(1,539,300)	$(24,788)

Investment Abbreviations:

ADR — American Depositary Receipt

S&P — Standard & Poor’s

See Notes to Financial Statements	71	December 31, 2014

Portfolio of Investments (Note 9)

Forward Global Dividend Fund

Shares		Value (Note 2)

Common Stocks: 95.15%
China: 1.43%

258,000	China Machinery Engineering Corp., Class H	$197,065

France: 5.19%

4,900	Danone SA	320,353

62	Hermes International	22,077

1,300	LVMH Moet Hennessy Louis Vuitton SA	205,922

2,700	Orpea	169,001

		717,353

Germany: 4.21%

2,600	Bayer AG, Sponsored ADR	355,784

6,050	RIB Software AG	79,398

6,000	Software AG	145,806

		580,988

Hong Kong: 2.94%

300,000	China South City Holdings, Ltd.	135,712

208,000	Guangdong Investment, Ltd.	270,909

		406,621

Indonesia: 2.56%

1,094,683	PT Astra Graphia Tbk	167,788

912,000	PT Media Nusantara Citra Tbk	186,417

		354,205

Italy: 1.35%

11,188	Danieli & Co. Officine Meccaniche SpA	185,881

Japan: 9.48%

30,000	Astellas Pharma, Inc.	417,663

11,000	Fujitec Co., Ltd.	116,753

17,500	Kuraray Co., Ltd.	198,831

5,000	Santen Pharmaceutical Co., Ltd.	269,174

10,800	Zenkoku Hosho Co., Ltd.	306,477

		1,308,898

Malaysia: 0.58%

187,500	Oldtown Bhd	80,053

Netherlands: 0.76%

3,500	Arcadis NV	104,974

Shares		Value (Note 2)

Norway: 3.62%

10,608	Gjensidige Forsikring ASA	$173,095

23,800	Marine Harvest ASA	326,784

		499,879

Pakistan: 1.38%

6,000	Suncor Energy, Inc.	190,566

Peru: 1.74%

1,500	Credicorp, Ltd.	240,270

Philippines: 4.08%

483,124	D&L Industries, Inc.	179,019

350,000	First Gen Corp.	198,968

110,000	Robinsons Retail Holdings, Inc.	186,151

		564,138

Singapore: 2.14%

7,000	China Yuchai International, Ltd.	133,000

109,000	OSIM International, Ltd.	162,145

		295,145

Sweden: 5.53%

7,500	Investor AB, Class B	272,684

28,000	Nordea Bank AB	324,122

26,000	TeliaSonera AB	167,163

		763,969

Switzerland: 9.47%

4,200	Novartis AG, Sponsored ADR	389,172

600	Partners Group Holding AG	174,562

13,200	Roche Holdings, Ltd., Sponsored ADR	448,668

4,600	Syngenta AG, ADR	295,504

		1,307,906

Taiwan: 1.93%

70,000	Kinik Co.	143,754

71,000	Wah Lee Industrial Corp.	122,833

		266,587

Thailand: 2.36%

837,200	Jasmine International Pcl	185,682

400,000	Thai Tap Water Supply Pcl	140,720

		326,402

December 31, 2014	72	See Notes to Financial Statements

Portfolio of Investments (Note 9)

Forward Global Dividend Fund

Shares		Value (Note 2)

Turkey: 0.65%

13,400	Koza Altin Isletmeleri AS	$89,593

United Kingdom: 5.53%

18,000	Dunelm Group Plc	259,334

2,500	HSBC Holdings Plc, Sponsored ADR	118,075

57,900	Stock Spirits Group Plc	198,535

1,800	WPP Group Plc, Sponsored ADR	187,380

		763,324

United States: 28.22%

1,900	3M Co.	312,208

1,085	AvalonBay Communities, Inc.	177,278

6,230	BankUnited, Inc.	180,483

1,135	BlackRock, Inc.	405,831

3,470	Cardinal Health, Inc.	280,133

6,300	Comcast Corp., Class A	365,463

4,130	ConocoPhillips Corp.	285,218

6,030	JPMorgan Chase & Co.	377,357

4,100	KLA-Tencor Corp.	288,312

2,947	McDonald’s Corp.	276,134

9,680	Pfizer, Inc.	301,532

5,000	Qualcomm, Inc.	371,650

17,690	Silvercrest Asset Management Group, Inc., Class A	276,849

		3,898,448

	Total Common Stocks (Cost $11,460,577)	13,142,265

Limited Partnerships: 1.15%
United States: 1.15%

6,850	KKR & Co., LP	158,988

	Total Limited Partnerships (Cost $150,448)	158,988

Preferred Stocks: 0.78%
Germany: 0.78%

3,488	Sixt SE	107,927

	Total Preferred Stocks (Cost $107,860)	107,927

Principal Amount		Value (Note 2)

Collateralized Mortgage Obligations: 0.72%
United States: 0.72%

$583,829	FHLMC, REMICS 3.000%, 06/15/27(a)	$66,254

191,751	FNMA, REMICS 3.500%, 11/25/20(a)	12,644

92,357	4.000%, 09/25/20(a)	5,484

216,144	4.000%, 10/25/20(a)	15,226

		99,608

	Total Collateralized Mortgage Obligations (Cost $146,905)	99,608

	Total Investments: 97.80% (Cost $11,865,790)	13,508,788

	Net Other Assets and Liabilities: 2.20%	303,367

	Net Assets: 100.00%	$13,812,155

Percentages are stated as a percent of net assets.

(a) Interest only security.

Investment Abbreviations:

ADR — American Depositary Receipt

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

REMICS — Real Estate Mortgage Investment Conduits

See Notes to Financial Statements	73	December 31, 2014

Portfolio of Investments (Note 9)

Forward International Dividend Fund

Shares		Value (Note 2)

Closed-End Funds: 0.01%
United States: 0.01%

2,002	Royce Micro-Cap Trust, Inc.	$20,181

	Total Closed-End Funds (Cost $20,148)	20,181

Common Stocks: 88.49%
Australia: 0.72%

3,200,000	GDI Property Group	2,246,734

Austria: 0.07%

4,500	Semperit AG Holding	218,585

Brazil: 2.21%

474,000	AMBEV SA, ADR	2,948,280

850,500	BM&F Bovespa SA	3,151,541

283,509	Restoque Comercio e Confeccoes de Roupas SA	808,441

		6,908,262

Canada: 3.45%

58,200	Bank of Nova Scotia	3,322,056

100,000	Dream Industrial REIT(a)	724,738

212,600	Suncor Energy, Inc.(a)	6,752,401

		10,799,195

China: 2.42%

3,758,000	China Machinery Engineering Corp., Class H(a)	2,870,427

5,800,000	China Petroleum & Chemical Corp., Class H(a)	4,697,067

		7,567,494

Egypt: 1.23%

125,100	Eastern Tobacco(b)	3,831,008

France: 4.71%

61,700	Danone SA(a)	4,033,826

756	Hermes International	269,198

15,500	LVMH Moet Hennessy Louis Vuitton SA(a)	2,455,227

595,000	Natixis SA(a)	3,926,179

64,600	Orpea(a)	4,043,505

		14,727,935

Germany: 6.18%

43,500	Bayer AG, Sponsored ADR	5,952,540

180,815	FinTech Group AG(c)	1,979,896

Shares		Value (Note 2)

188,000	MagForce AG(c)	$1,119,502

124,398	RIB Software AG(a)	1,632,551

174,300	Software AG(a)	4,235,655

274,831	TUI AG(c)	4,416,311

		19,336,455

Hong Kong: 5.60%

1,503,050	BOC Hong Kong Holdings, Ltd.(a)	5,008,374

8,834,000	China South City Holdings, Ltd.	3,996,271

74,445,500	CSI Properties, Ltd.(a)	2,949,202

4,276,000	Guangdong Investment, Ltd.(a)	5,569,252

		17,523,099

Indonesia: 3.95%

13,466,707	PT Astra Graphia Tbk	2,064,118

5,855,650	PT Bank Mandiri Persero Tbk	5,092,297

18,681,505	PT Kalbe Farma Tbk	2,754,183

11,877,500	PT Media Nusantara Citra Tbk	2,427,817

		12,338,415

Italy: 1.29%

242,179	Danieli & Co. Officine Meccaniche SpA(a)	4,023,634

Japan: 7.66%

367,000	Astellas Pharma, Inc.(a)	5,109,412

880,400	Dynam Japan Holdings Co., Ltd.(a)	1,727,095

253,400	Fujitec Co., Ltd.(a)	2,689,561

267,800	Kuraray Co., Ltd.(a)	3,042,688

54,000	Santen Pharmaceutical Co., Ltd.(a)	2,907,078

299,400	Zenkoku Hosho Co., Ltd.(a)	8,496,218

		23,972,052

Macau: 0.89%

1,107,200	MGM China Holdings, Ltd.(a)	2,795,585

Malaysia: 1.04%

1,625,000	Globetronics Technology Bhd(a)	1,983,616

865,569	JobStreet Corp. Bhd	116,350

2,684,300	Oldtown Bhd	1,146,060

		3,246,026

December 31, 2014	74	See Notes to Financial Statements

Portfolio of Investments (Note 9)

Forward International Dividend Fund

Shares		Value (Note 2)

Mexico: 0.36%

12,900	Fomento Economico Mexicano SAB de CV, Sponsored ADR(c)	$1,135,587

Netherlands: 1.31%

88,000	Arcadis NV(a)	2,639,351

22,000	Royal Dutch Shell Plc, Sponsored ADR, Class A	1,472,900

		4,112,251

Norway: 2.96%

152,499	Gjensidige Forsikring ASA(a)	2,488,387

492,100	Marine Harvest ASA(a)	6,756,741

		9,245,128

Peru: 1.69%

33,000	Credicorp, Ltd.	5,285,940

Philippines: 5.75%

22,630,776	D&L Industries, Inc.	8,385,725

10,468,600	First Gen Corp.	5,951,182

2,147,400	Robinsons Retail Holdings, Inc.	3,634,006

		17,970,913

Russia: 1.35%

850,000	Aeroflot-Russian Airlines OJSC	436,476

334,783	Hydraulic Machines and Systems Group Plc, GDR(b)(d)	87,044

52,735	LUKOIL OAO, Sponsored ADR	2,022,387

73,000	MMC Norilsk Nickel OJSC, ADR	1,043,891

90,000	Mobile Telesystems OJSC, Sponsored ADR	646,200

		4,235,998

Singapore: 2.71%

153,500	China Yuchai International, Ltd.	2,916,500

2,790,100	OSIM International, Ltd.(a)	4,150,464

1,500,000	Silverlake Axis, Ltd.	1,416,170

		8,483,134

Spain: 1.26%

473,245	Banco Santander SA, Sponsored ADR	3,942,131

Sri Lanka: 1.38%

1,926,649	Commercial Bank of Ceylon Plc, Non-Voting Depository Receipt	1,837,072

Shares		Value (Note 2)

1,542,944	Hatton National Bank Plc, Non-Voting Depository Receipt	$1,796,673

17,918,874	Piramal Glass Ceylon Plc	669,226

		4,302,971

Sweden: 5.10%

199,000	Investor AB, Class B(a)	7,235,209

444,000	Nordea Bank AB(a)	5,139,649

558,000	TeliaSonera AB(a)	3,587,587

		15,962,445

Switzerland: 8.70%

48,400	Novartis AG, Sponsored ADR	4,484,744

16,300	Partners Group Holding AG	4,742,278

168,500	Roche Holdings, Ltd., Sponsored ADR	5,727,315

105,950	Syngenta AG, ADR	6,806,228

330,500	UBS Group AG	5,453,767

		27,214,332

Taiwan: 1.59%

1,067,300	Kinik Co.(a)	2,191,828

1,610,600	Wah Lee Industrial Corp.(a)	2,786,412

		4,978,240

Thailand: 1.95%

7,117,826	Jasmine International Pcl	1,578,654

12,859,270	Thai Tap Water Supply Pcl	4,523,908

		6,102,562

Turkey: 1.83%

1,494,471	Anadolu Hayat Emeklilik AS	3,276,969

364,700	Koza Altin Isletmeleri AS	2,438,412

		5,715,381

Ukraine: 0.28%

96,600	MHP SA, GDR(d)	888,720

United Kingdom: 6.91%

171,800	Dunelm Group Plc(a)	2,475,199

100,000	HSBC Holdings Plc, Sponsored ADR	4,723,000

350,000	Inchcape Plc(a)	3,932,276

644,200	ITE Group Plc(a)	1,606,481

751,600	Stock Spirits Group Plc(a)	2,577,178

See Notes to Financial Statements	75	December 31, 2014

Portfolio of Investments (Note 9)

Forward International Dividend Fund

Shares		Value (Note 2)

United Kingdom (continued): 6.91%

40,497	WPP Group Plc, Sponsored ADR	$4,215,738

100,000	WPP Plc(a)	2,079,167

		21,609,039

United States: 0.34%

28,854	Acadia Realty Trust	924,194

1	CareTrust REIT, Inc.	12

9,300	Winthrop Realty Trust	144,987

		1,069,193

Vietnam: 1.60%

848,000	PetroVietnam Gas JSC	2,790,374

495,240	Vietnam Dairy Products JSC	2,211,358

		5,001,732

	Total Common Stocks (Cost $277,302,253)	276,790,176

Loan Participation Notes: 4.82%
Bangladesh: 1.50%

346,800	Grameenphone, Ltd. (Loan Participation Notes issued by Deutsche Bank AG, London), expiring 07/08/21	1,610,612

3,017,300	Titas Gas Transmission & Distribution Co., Ltd., (Loan Participation Notes issued by Deutsche Bank AG, London), expiring 01/27/21	3,086,029

		4,696,641

India: 2.13%

95,000	Bajaj Auto, Ltd., (Loan Participation Notes issued by Macquarie Bank, Ltd.), expiring 11/07/16	3,660,862

495,000	Coal India, Ltd., (Loan Participation Notes issued by Macquarie Bank, Ltd.), expiring 01/09/15	3,010,111

		6,670,973

United Arab Emirates: 1.19%

800,000	First Gulf Bank PJSC (Loan Participation Notes issued by HSBC Bank Plc), expiring 12/11/2017	3,702,695

	Total Loan Participation Notes (Cost $14,631,478)	15,070,309

Shares		Value (Note 2)

Preferred Stocks: 1.62%
Germany: 1.49%

151,323	Sixt SE (a)	$4,682,285

United States: 0.13%

17,100	RAIT Financial Trust Series A, 7.750%	398,772

	Total Preferred Stocks (Cost $4,870,210)	5,081,057

Principal Amount

Collateralized Mortgage Obligations: 1.09%
United States: 1.09%

$7,520,403	FHLMC, REMICS 2.500%, 04/15/28(e)	722,094

2,409,053	3.000%, 06/15/26(e)	227,234

2,025,158	3.000%, 06/15/27(e)	229,819

1,239,549	3.000%, 09/15/31(e)	160,821

1,316,427	3.500%, 04/15/30(e)	111,166

289,438	4.000%, 07/15/23(e)	5,708

1,087,655	4.000%, 12/15/23(e)	57,592

317,796	5.000%, 02/15/24(e)	23,599

477,240	7.039%, 09/15/26(e)(f)	76,253

2,379,877	FHLMC, STRIP 6.500%, 02/01/28(e)	437,795

3,837,042	FNMA, REMICS 3.000%, 06/25/27(e)	425,812

319,708	3.000%, 09/25/27(e)	37,470

502,486	4.500%, 12/25/20(e)	30,088

2,279,333	6.311%, 04/25/42(e)(f)	456,523

431,700	6.511%, 07/25/41(e)(f)	79,383

604,326	7.631%, 04/25/32(e)(f)	149,680

884,847	GNMA, REMICS 6.439%, 09/16/33(e)(f)	173,694

		3,404,731

	Total Collateralized Mortgage Obligations (Cost $4,637,883)	3,404,731

December 31, 2014	76	See Notes to Financial Statements

Portfolio of Investments (Note 9)

Forward International Dividend Fund

Principal Amount		Value (Note 2)

Corporate Bonds: 3.31%
Canada: 0.65%

$1,000,000	Air Canada, First Lien Notes 6.750%, 10/01/19(g)	$1,042,500

1,000,000	Royal Bank of Canada, Sr. Unsec. Medium-Term Notes 9.000%, 08/28/34(f)	1,002,914

		2,045,414

United States: 2.66%

1,500,000	Arch Coal, Inc., Sr. Unsec. Notes 7.250%, 10/01/20	495,000

1,000,000	Citigroup, Inc., Sr. Unsec. Medium-Term Notes 10.000%, 09/29/34(f)	927,250

750,000	Claire’s Stores, Inc., Second Lien Notes 8.875%, 03/15/19	611,250

1,000,000	Hecla Mining Co., Sr. Unsec. Notes 6.875%, 05/01/21	885,000

1,000,000	JC Penney Corp., Inc., Sr. Unsec. Notes 7.400%, 04/01/37	697,500

750,000	8.125%, 10/01/19	663,750

978,000	JPMorgan Chase Bank NA, Sr. Unsec. Notes, Series CD 10.000%, 09/29/34(f)	958,440

984,000	Morgan Stanley, Unsec. Medium-Term Notes 11.000%, 08/29/34(f)	944,640

2,000,000	NRG REMA Llc, Series C, Sec. Notes 9.681%, 07/02/26	2,120,000

		8,302,830

	Total Corporate Bonds (Cost $11,153,701)	10,348,244

	Total Investments: 99.34% (Cost $312,615,673)	310,714,698

	Net Other Assets and Liabilities: 0.66%	2,057,699	(h)

	Net Assets: 100.00%	$312,772,397

Percentages are stated as a percent of net assets.

(a) Security, or portion of security, is being held as collateral for the line of credit. At period end, the aggregate market value of those securities was $56,561,508, representing 18.08% of net assets.

(b) Security determined to be illiquid under the procedures approved by the Fund’s Board of Trustees.

(c) Non-income producing security.

(d) Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such securities cannot be sold by the issuer in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Fund’s Board of Trustees. At period end, the aggregate market value of those securities was $975,764, representing 0.31% of net assets.

(e) Interest only security.

(f) Interest rate will change at a future date. Interest rate shown reflects the rate in effect at December 31, 2014.

(g) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate market value of those securities was $1,042,500, representing 0.33% of net assets.

(h) Includes cash which is being held as collateral for futures contracts.

See Notes to Financial Statements	77	December 31, 2014

Portfolio of Investments (Note 9)

Forward International Dividend Fund

Futures Contracts

Description	Position	Contracts	Expiration Date	Value	Unrealized Loss
E-Mini MSCI EAFE® Futures	Long	145	03/23/15	$12,744,775	$(36,934)
Total Futures Contracts				$12,744,775	$(36,934)

Securities determined to be illiquid under the procedures approved by the Fund’s Board of Trustees are as follows:

Date(s) of Purchase	Security	Cost	Value	% of Net Assets
10/17/12 – 05/22/14	Eastern Tobacco(b)	$1,933,047	$3,831,008	1.23%
05/03/13 – 10/09/13	Hydraulic Machines and Systems Group Plc, GDR(b)(d)	1,131,928	87,044	0.03%
		$3,064,975	$3,918,052	1.26%

Investment Abbreviations:

ADR — American Depositary Receipt

EAFE — Europe, Australasia, Far East

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GDR — Global Depositary Receipt

GNMA — Government National Mortgage Association

MSCI — Morgan Stanley Capital International

REIT — Real Estate Investment Trust

REMICS — Real Estate Mortgage Investment Conduits

Sec. — Secured

Sr. — Senior

STRIP — Separate Trading of Registered Interest and Principal of Securities

Unsec. — Unsecured

December 31, 2014	78	See Notes to Financial Statements

Portfolio of Investments (Note 9)

Forward International Small Companies Fund

Shares		Value (Note 2)

Common Stocks: 96.15%
Australia: 6.69%

219,215	carsales.com, Ltd.	$1,854,333

297,792	Estia Health, Ltd.(a)	1,152,377

830,775	Healthscope, Ltd.(a)	1,835,390

531,153	OzForex Group, Ltd.	1,219,209

177,185	SAI Global, Ltd.	577,116

809,575	Spotless Group Holdings, Ltd.(a)	1,254,060

240,461	Super Retail Group, Ltd.	1,397,406

259,199	Virtus Health, Ltd.	1,653,827

		10,943,718

Belgium: 2.55%

102,720	bpost SA	2,580,381

15,486	Compagnie d’Entreprises CFE	1,586,735

		4,167,116

Denmark: 2.39%

41,299	D/S Norden A/S	876,266

39,981	FLSmidth & Co., A/S	1,752,817

48,735	SimCorp A/S	1,286,733

		3,915,816

Finland: 1.50%

199,307	Valmet Oyj	2,458,927

France: 7.14%

233,278	Altran Technologies SA	2,207,299

20,217	Groupe FNAC SA(a)	1,008,184

20,501	Ingenico SA	2,159,543

61,556	Societe Television Francaise 1	946,323

43,177	Teleperformance SA	2,939,062

132,987	UBISOFT Entertainment(a)	2,424,415

		11,684,826

Germany: 8.84%

43,913	Aareal Bank AG	1,754,053

127,695	Aixtron SE(a)	1,435,429

77,839	Dialog Semiconductor Plc(a)	2,717,805

26,907	Gerresheimer AG	1,465,699

12,999	MorphoSys AG(a)	1,210,947

Shares		Value (Note 2)

23,879	MTU Aero Engines AG	$2,075,221

15,767	Pfeiffer Vacuum Technology AG	1,305,984

42,856	Rhoen-Klinikum AG	1,201,112

20,092	Vossloh AG	1,298,792

		14,465,042

Hong Kong: 3.32%

2,323,000	Goodbaby International Holdings, Ltd.	807,921

416,100	Samsonite International SA	1,233,090

771,000	Techtronic Industries Co., Ltd.	2,473,434

1,816,000	Xinyi Glass Holdings, Ltd.	912,119

		5,426,564

Ireland: 1.03%

74,596	Smurfit Kappa Group Plc	1,677,547

Italy: 2.82%

2,116,021	Banca Popolare di Milano Scarl(a)	1,378,446

213,307	Credito Emiliano SpA	1,609,148

125,352	Safilo Group SpA(a)	1,626,366

		4,613,960

Japan: 31.40%

412,000	77 Bank, Ltd.	2,165,266

73,800	Ain Pharmaciez, Inc.	2,116,168

32,300	CyberAgent, Inc.	1,210,942

69,259	Daiseki Co., Ltd.	1,196,572

12,900	Disco Corp.	1,031,775

28,200	Don Quijote Co., Ltd.	1,938,665

257,000	Dowa Holdings Co., Ltd.	2,041,870

80,800	Glory, Ltd.	2,176,841

67,400	Goldcrest Co., Ltd.	1,246,409

102,000	Hitachi Capital Corp.	2,244,962

31,407	Hoshizaki Electric Co., Ltd.	1,513,439

21,700	Itochu Techno-Solutions Corp.	765,670

2,202	Japan Hotel REIT Investment Corp.	1,412,651

33,000	Japan Petroleum Exploration Co., Ltd.	1,036,768

116,188	JSR Corp.	1,994,285

107,700	JTEKT Corp.	1,812,569

See Notes to Financial Statements	79	December 31, 2014

Portfolio of Investments (Note 9)

Forward International Small Companies Fund

Shares		Value (Note 2)

Japan (continued): 31.40%

188,000	Kamigumi Co., Ltd.	$1,674,671

54,500	Kanamoto Co., Ltd.	1,473,673

50,400	Miraca Holdings, Inc.	2,168,152

84,700	Musashi Seimitsu Industry Co., Ltd.	1,602,115

68,100	Nabtesco Corp.	1,645,885

545	Nippon Prologis REIT, Inc.	1,183,334

58,900	OTSUKA Corp.	1,867,628

46,400	Pola Orbis Holdings, Inc.	1,854,518

385,300	Sapporo Holdings, Ltd.	1,628,260

87,800	SBI Holdings, Inc.	959,272

150,000	Screen Holdings Co., Ltd.	881,455

46,200	Sundrug Co., Ltd.	1,888,569

72,200	Temp Holdings Co., Ltd.	2,265,582

258,700	Tokyo Steel Manufacturing Co., Ltd.	1,591,160

269,400	Tokyo Tatemono Co., Ltd.	1,960,592

73,900	Yokogawa Electric Corp.	810,908

		51,360,626

Netherlands: 1.18%

60,615	TKH Group NV	1,928,186

New Zealand: 1.47%

481,661	Spark New Zealand, Ltd.	1,167,625

437,724	Trade Me Group, Ltd.	1,243,270

		2,410,895

Portugal: 1.10%

285,968	NOS SGPS	1,801,858

Singapore: 2.32%

1,041,000	ComfortDelGro Corp., Ltd.	2,037,154

713,000	Keppel DC REIT(a)	524,799

831,000	Suntec REIT	1,229,311

		3,791,264

Spain: 0.91%

164,130	Gamesa Corporation Tecnologica SA(a)	1,481,580

Sweden: 0.63%

64,339	Boliden AB	1,028,446

Shares		Value (Note 2)

Switzerland: 1.69%

33,191	BKW AG	$983,178

5,909	Kuoni Reisen Holding AG, Class B	1,778,260

		2,761,438

United Kingdom: 19.17%

36,014	Aveva Group Plc	737,567

248,333	Barratt Developments Plc	1,807,399

406,191	BBA Aviation Plc	2,270,039

611,561	Card Factory Plc(a)	2,684,129

109,410	Daily Mail & General Trust Plc NV, Class A	1,398,746

42,997	Derwent London REIT Plc	2,007,262

299,287	Halfords Group Plc	2,183,986

296,436	Henderson Group Plc	980,104

74,773	Hunting Plc	615,275

185,901	IG Group Holdings Plc	2,077,362

258,716	Informa Plc	1,889,484

213,342	International Personal Finance Plc	1,482,357

520,000	Melrose Plc	2,152,516

288,342	Mitchells & Butlers Plc(a)	1,717,609

672,151	Moneysupermarket.com Group Plc	2,431,206

526,187	Polypipe Group Plc	2,013,316

193,738	Premier Oil Plc	501,094

303,844	RPS Group Plc	990,238

32,008	Spirax-Sarco Engineering Plc	1,424,895

		31,364,584

	Total Common Stocks (Cost $134,331,699)	157,282,393

Preferred Stocks: 1.73%
Germany: 1.13%

18,106	Draegerwerk AG & Co. KGaA	1,844,128

December 31, 2014	80	See Notes to Financial Statements

Portfolio of Investments (Note 9)

Forward International Small Companies Fund

Shares		Value (Note 2)

Italy: 0.60%

200,065	Unipol Gruppo Finanziario SpA	$980,088

	Total Preferred Stocks (Cost $3,075,978)	2,824,216

	Total Investments: 97.88% (Cost $137,407,677)	160,106,609

	Net Other Assets and Liabilities: 2.12%	3,466,081

	Net Assets: 100.00%	$163,572,690

Percentages are stated as a percent of net assets.

(a) Non-income producing security.

Investment Abbreviations:

REIT — Real Estate Investment Trust

See Notes to Financial Statements	81	December 31, 2014

Portfolio of Investments (Note 9)

Forward Select EM Dividend Fund

Shares		Value (Note 2)

Closed-End Funds: 0.00%(a)
United States: 0.00%(a)

173	Royce Micro-Cap Trust, Inc.	$1,744

	Total Closed-End Funds (Cost $1,741)	1,744

Common Stocks: 94.15%
Austria: 0.05%

500	Semperit AG Holding	24,310

Bangladesh: 0.09%

163,528	Beximco Pharmaceuticals, Ltd., GDR(b)(c)	46,897

Brazil: 4.03%

140,875	AMBEV SA, ADR	876,242

236,400	BM&F Bovespa SA	875,984

91,591	Restoque Comercio e Confeccoes de Roupas SA	261,177

		2,013,403

Cambodia: 1.58%

963,200	NagaCorp, Ltd.(c)	787,487

China: 4.83%

552,000	China Galaxy Securities Co., Ltd., Class H(c)	692,611

1,126,475	China Machinery Engineering Corp., Class H(c)	862,871

1,091,604	China Pioneer Pharma Holdings, Ltd.(c)	858,683

		2,414,165

Czech Republic: 0.93%

16,700	Pegas Nonwovens SA	466,879

Egypt: 1.86%

43,404	Arabian Cement Co.(d)	102,894

26,912	Eastern Tobacco(d)	824,141

		927,035

Hong Kong: 5.74%

389,850	China Gas Holdings, Ltd.(c)	614,337

2,041,050	China South City Holdings, Ltd.(c)	931,740

1,014,550	Guangdong Investment, Ltd.(c)	1,321,395

		2,867,472

Indonesia: 9.60%

2,568,500	PT AKR Corporindo Tbk	854,438

12,800,000	PT Arwana Citramulia Tbk	899,152

Shares		Value (Note 2)

7,926,270	PT Astra Graphia Tbk	$1,212,780

671,300	PT Bank Mandiri Tbk	584,034

3,503,100	PT Kalbe Farma Tbk	517,616

3,556,000	PT Media Nusantara Citra Tbk	729,289

		4,797,309

Italy: 1.10%

32,933	Danieli & Co. Officine Meccaniche SpA	547,149

Japan: 1.55%

72,000	Fujitec Co., Ltd.(c)	773,017

Malaysia: 3.59%

1,010,000	Globetronics Technology Bhd(c)	1,242,099

121,631	JobStreet Corp. Bhd	16,350

1,250,878	Oldtown Bhd	536,627

		1,795,076

Mexico: 3.13%

9,000	Fomento Economico Mexicano SAB de CV, Sponsored ADR(e)	792,270

369,775	PLA Administradora Industrial S de RL de CV	773,699

		1,565,969

Peru: 3.68%

266,025	Alicorp SA	634,817

7,510	Credicorp, Ltd.	1,202,952

		1,837,769

Philippines: 6.96%

3,937,276	D&L Industries, Inc.	1,466,384

1,809,700	First Gen Corp.	1,031,629

580,000	Robinsons Retail Holdings, Inc.	981,524

		3,479,537

Russia: 3.64%

775,000	Aeroflot-Russian Airlines OJSC	411,165

659,213	Hydraulic Machines and Systems Group Plc, GDR(b)(d)	171,395

13,173	Lukoil OAO, Sponsored ADR	505,185

33,000	MMC Norilsk Nickel OJSC, ADR(c)	469,260

36,700	Mobile Telesystems OJSC, Sponsored ADR	263,506

		1,820,511

December 31, 2014	82	See Notes to Financial Statements

Portfolio of Investments (Note 9)

Forward Select EM Dividend Fund

Shares		Value (Note 2)

Singapore: 3.71%

47,050	China Yuchai International, Ltd.	$893,950

555,600	OSIM International, Ltd.(c)	830,474

137,600	Silverlake Axis, Ltd.	130,365

		1,854,789

South Africa: 1.76%

45,875	MTN Group, Ltd.	878,060

South Korea: 2.04%

52,291	Samjin Pharmaceutical Co., Ltd.	1,018,084

Spain: 2.14%

128,406	Banco Santander SA, Sponsored ADR	1,069,622

Sri Lanka: 5.05%

1,016,446	Commercial Bank of Ceylon Plc, Non-Voting Depository Receipt	969,188

739,625	Hatton National Bank Plc, Non-Voting Depository Receipt	861,956

4,925,624	Piramal Glass Ceylon Plc	183,960

3,224,998	Textured Jersey Lanka, Ltd.	506,364

		2,521,468

Taiwan: 7.96%

651,750	Formosan Rubber Group, Inc.(c)	680,582

467,825	Kinik Co.(c)	969,639

1,311,775	Mega Financial Holding Co., Ltd.(c)	1,014,901

754,000	Wah Lee Industrial Corp.(c)	1,312,259

		3,977,381

Thailand: 5.91%

1,238,375	Bangkok Aviation Fuel Services Pcl	1,176,274

1,453,576	Jasmine International Pcl	324,735

1,931,000	RS Pcl	986,042

1,321,473	Thai Tap Water Supply Pcl	465,930

		2,952,981

Turkey: 2.81%

358,231	Anadolu Hayat Emeklilik AS	790,256

91,725	Koza Altin Isletmeleri AS	612,927

		1,403,183

Shares		Value (Note 2)

Ukraine: 1.37%

74,105	MHP SA, GDR(b)	$681,766

United Kingdom: 5.22%

30,000	Bank of Georgia Holdings Plc(c)	970,697

275,200	ITE Group Plc(c)	686,283

276,942	Stock Spirits Group Plc(c)	949,613

		2,606,593

United States: 0.88%

12,413	Acadia Realty Trust	397,588

2,700	Winthrop Realty Trust	42,093

		439,681

Vietnam: 2.94%

211,000	PetroVietnam Gas JSC	695,523

173,400	Vietnam Dairy Products JSC	774,270

		1,469,793

	Total Common Stocks (Cost $49,232,016)	47,037,386

Loan Participation Notes: 10.42%
Bangladesh: 3.23%

108,200	Grameenphone, Ltd. (Loan Participation Notes issued by Deutsche Bank AG, London), expiring 07/08/21	502,504

1,087,500	Titas Gas Transmission & Distribution Co., Ltd., (Loan Participation Notes issued by Deutsche Bank AG, London), expiring 01/27/21	1,112,271

		1,614,775

India: 5.71%

34,500	Bajaj Auto, Ltd., (Loan Participation Notes issued by Macquarie Bank, Ltd.), expiring 11/07/16	1,329,471

250,000	Coal India, Ltd., (Loan Participation Notes issued by Macquarie Bank, Ltd.), expiring 01/09/15	1,520,258

		2,849,729

United Arab Emirates: 1.48%

160,000	First Gulf Bank PJSC (Loan Participation Notes issued by HSBC Bank Plc), expiring 12/11/2017	740,539

	Total Loan Participation Notes (Cost $5,115,508)	5,205,043

See Notes to Financial Statements	83	December 31, 2014

Portfolio of Investments (Note 9)

Forward Select EM Dividend Fund

Shares		Value (Note 2)

Preferred Stocks: 1.30%
Brazil: 1.17%

108,250	Bradespar SA	$582,340

United States: 0.13%

2,900	RAIT Financial Trust Series A, 7.750%	67,628

	Total Preferred Stocks (Cost $863,401)	649,968

Principal Amount

Collateralized Mortgage Obligations: 2.37%
United States: 2.37%

$583,829	FHLMC, REMICS 3.000%, 06/15/27(f)	66,254

302,329	3.000%, 09/15/31(f)	39,225

472,943	4.000%, 05/15/26(f)	50,099

1,279,037	FNMA, REMICS 3.000%, 06/25/27(f)	141,940

59,059	5.000%, 03/25/23(f)	3,737

36,636	5.000%, 03/25/24(f)	2,699

1,225,726	6.241%, 06/25/37(f)(g)	226,732

11,290	6.331%, 08/25/36(f)(g)	2,401

1,217,605	GNMA, REMICS 5.865%, 05/20/41(f)(g)	203,261

294,949	6.439%, 09/16/33(f)(g)	57,898

364,000	Morgan Stanley Capital I Trust, Series 2003-IQ4, Class J 5.500%, 05/15/40(g)(h)	387,609

		1,181,855

	Total Collateralized Mortgage Obligations (Cost $1,434,514)	1,181,855

Corporate Bonds: 1.93%
United States: 1.93%

500,000	Arch Coal, Inc., Sr. Unsec. Notes 7.250%, 10/01/20	165,000

140,000	Citigroup, Inc., Sr. Unsec. Medium-Term Notes 2.932%, 05/30/33(g)	97,202

250,000	Claire’s Stores, Inc., Second Lien Notes 8.875%, 03/15/19	203,750

Principal Amount		Value (Note 2)

$ 300,000	Hecla Mining Co., Sr. Unsec. Notes 6.875%, 05/01/21	$265,500

261,000	International Bank for Reconstruction & Development, Sr. Unsec. Medium-Term Notes, Class 1 10.000%, 08/28/34(g)	232,355

		963,807

	Total Corporate Bonds (Cost $1,258,846)	963,807

	Total Investments: 110.17% (Cost $57,906,026)	55,039,803

	Net Other Assets and Liabilities: (10.17)%	(5,079,292)

	Net Assets: 100.00%	$49,960,511

Percentages are stated as a percent of net assets.

(a) Amount represents less than 0.01%.

(b) Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such securities cannot be sold by the issuer in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Fund’s Board of Trustees. At period end, the aggregate market value of those securities was $900,064, representing 1.80% of net assets.

(c) Security, or portion of security, is being held as collateral for the line of credit. At period end, the aggregate market value of those securities was $16,014,845, representing 32.06% of net assets.

(d) Security determined to be illiquid under the procedures approved by the Fund’s Board of Trustees.

(e) Non-income producing security.

(f) Interest only security.

(g) Interest rate will change at a future date. Interest rate shown reflects the rate in effect at December 31, 2014.

(h) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate market value of those securities was $387,609, representing 0.78% of net assets.

December 31, 2014	84	See Notes to Financial Statements

Portfolio of Investments (Note 9)

Forward Select EM Dividend Fund

Securities determined to be illiquid under the procedures approved by the Fund’s Board of Trustees are as follows:

Date(s) of Purchase	Security	Cost	Value	% of Net Assets
05/14/14	Arabian Cement Co.(d)	$55,201	$102,894	0.21%
10/04/12 – 09/10/13	Eastern Tobacco(d)	382,867	824,141	1.65%
05/02/13 – 05/06/14	Hydraulic Machines and Systems Group Plc, GDR(b)(d)	1,526,739	171,395	0.34%
		$1,964,807	$1,098,430	2.20%

Investment Abbreviations:

ADR — American Depositary Receipt

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GDR — Global Depositary Receipt

GNMA — Government National Mortgage Association

REMICS — Real Estate Mortgage Investment Conduits

Sr. — Senior

Unsec. — Unsecured

See Notes to Financial Statements	85	December 31, 2014

Portfolio of Investments (Note 9)

Forward Small Cap Equity Fund

Shares		Value (Note 2)

Common Stocks: 92.74%
Consumer Discretionary: 16.22%

15,000	American Axle & Manufacturing Holdings, Inc.(a)	$338,850

2,900	Big Lots, Inc.	116,058

100,000	Christopher & Banks Corp.(a)	571,000

3,500	Columbia Sportswear Co.	155,890

5,000	Deckers Outdoor Corp.(a)	455,200

49,000	Diversified Restaurant Holdings, Inc.(a)	252,840

13,000	IMAX Corp.(a)	401,700

5,000	Jack in the Box, Inc.	399,800

5,000	Life Time Fitness, Inc.(a)	283,100

10,000	Popeyes Louisiana Kitchen, Inc.(a)	562,700

10,000	Sotheby’s	431,800

10,000	Texas Roadhouse, Inc.	337,600

15,000	Vince Holding Corp.(a)	392,100

		4,698,638

Consumer Staples: 2.07%

15,000	Limoneira Co.	374,700

10,000	National Beverage Corp.(a)	226,200

		600,900

Energy: 1.21%

5,000	Bonanza Creek Energy, Inc.(a)	120,000

7,000	Laredo Petroleum, Inc.(a)	72,450

125,000	Rentech, Inc.(a)	157,500

		349,950

Financials: 14.97%

10,000	BioMed Realty Trust, Inc.	215,400

10,000	Community Bank System, Inc.	381,300

5,000	CoreSite Realty Corp.	195,250

13,900	DuPont Fabros Technology, Inc.	462,036

10,000	Evercore Partners, Inc., Class A	523,700

10,000	Glacier Bancorp, Inc.	277,700

3,400	Green Dot Corp., Class A(a)	69,666

13,400	Moelis & Co., Class A	468,062

6,400	Sovran Self Storage, Inc.	558,208

10,000	Strategic Hotels & Resorts, Inc.(a)	132,300

Shares		Value (Note 2)

25,000	TCF Financial Corp.	$397,250

15,000	Umpqua Holdings Corp.	255,150

12,500	United Community Banks, Inc.	236,750

5,000	Webster Financial Corp.	162,650

		4,335,422

Healthcare: 13.86%

4,600	Aegerion Pharmaceuticals, Inc.(a)	96,324

12,000	Clovis Oncology, Inc.(a)	672,000

6,000	HeartWare International, Inc.(a)	440,580

37,600	HMS Holdings Corp.(a)	794,864

7,500	Impax Laboratories, Inc.(a)	237,600

25,000	Ironwood Pharmaceuticals, Inc.(a)	383,000

20,000	KYTHERA Biopharmaceuticals, Inc.(a)	693,600

50,000	OraSure Technologies, Inc.(a)	507,000

25,000	Progenics Pharmaceuticals, Inc.(a)	189,000

		4,013,968

Industrials: 11.67%

3,300	Atlas Air Worldwide Holdings, Inc.(a)	162,690

4,000	Curtiss-Wright Corp.	282,360

28,318	Enphase Energy, Inc.(a)	404,664

2,000	GATX Corp.	115,080

3,500	GEO Group, Inc.	141,260

20,000	Great Lakes Dredge & Dock Corp.(a)	171,200

30,000	JetBlue Airways Corp.(a)	475,800

7,500	Kaman Corp.	300,675

4,200	Matson, Inc.	144,984

20,000	Meritor, Inc.(a)	303,000

5,000	Multi-Color Corp.	277,100

10,000	NN, Inc.	205,600

15,000	TASER International, Inc.(a)	397,200

		3,381,613

Information Technology: 23.02%

7,100	ACI Worldwide, Inc.(a)	143,207

25,000	AVX Corp.	350,000

1,700	CACI International, Inc., Class A(a)	146,506

December 31, 2014	86	See Notes to Financial Statements

Portfolio of Investments (Note 9)

Forward Small Cap Equity Fund

Shares		Value (Note 2)

Information Technology (continued): 23.02%

4,300	CoreLogic, Inc.(a)	$135,837

20,000	CUI Global, Inc.(a)	149,000

15,000	Cypress Semiconductor Corp.	214,200

10,000	Entegris, Inc.(a)	132,100

5,000	Envestnet, Inc.(a)	245,700

3,000	ePlus, Inc.(a)	227,070

20,000	GSI Group, Inc.(a)	294,400

17,500	Hackett Group, Inc.	153,825

5,000	Heartland Payment Systems, Inc.	269,750

20,000	Infoblox, Inc.(a)	404,200

2,800	InterDigital, Inc.	148,120

20,000	InvenSense, Inc.(a)	325,200

2,500	j2 Global, Inc.	155,000

7,500	Methode Electronics, Inc.	273,825

12,500	MKS Instruments, Inc.	457,500

10,000	Proofpoint, Inc.(a)	482,300

5,000	Science Applications International Corp.	247,650

3,000	SPS Commerce, Inc.(a)	169,890

2,500	SYNNEX Corp.	195,400

10,000	Take-Two Interactive Software, Inc.(a)	280,300

20,300	TrueCar, Inc.(a)	464,870

35,000	Ultra Clean Holdings, Inc.(a)	324,800

7,500	VeriFone Systems, Inc.(a)	279,000

		6,669,650

Materials: 7.17%

15,000	Boise Cascade Co.(a)	557,250

20,000	Cliffs Natural Resources, Inc.	142,800

Shares		Value (Note 2)

250,000	Hecla Mining Co.	$697,500

15,000	Horsehead Holding Corp.(a)	237,450

30,000	Stillwater Mining Co.(a)	442,200

		2,077,200

Utilities: 2.55%

10,000	Connecticut Water Service, Inc.	362,900
8,100	SJW Corp.	260,172

5,000	York Water Co.	116,050

		739,122

	Total Common Stocks (Cost $23,865,327)	26,866,463

Affiliated Investment Companies: 1.21%

350,051	Forward U.S. Government Money Fund Institutional Class, 0.010% 7-day yield	350,051

	Total Affiliated Investment Companies (Cost $350,051)	350,051

	Total Investments: 93.95% (Cost $24,215,378)	27,216,514

	Net Other Assets and Liabilities: 6.05%	1,751,535	(b)

	Net Assets: 100.00%	$28,968,049

Percentages are stated as a percent of net assets.

(a) Non-income producing security.

(b) Includes cash which is being held as collateral for futures contracts.

Futures Contracts

Description	Position	Contracts	Expiration Date	Value	Unrealized Gain
E-Mini Russell 2000® Index Futures	Long	10	03/23/15	$1,200,700	$20,074
Total Futures Contracts				$1,200,700	$20,074

See Notes to Financial Statements	87	December 31, 2014

Portfolio of Investments (Note 9)

Forward Tactical Enhanced Fund

Shares		Value (Note 2)

Exchange-Traded Funds: 52.55%
78,200	SPDR® S&P 500® ETF Trust	$16,070,100

	Total Exchange-Traded Funds (Cost $15,555,411)	16,070,100

	Total Investments: 52.55% (Cost $15,555,411)	16,070,100

	Net Other Assets and Liabilities: 47.45%	14,508,814

	Net Assets: 100.00%	$30,578,914

Percentages are stated as a percent of net assets.

Investment Abbreviations:

ETF — Exchange-Traded Fund

S&P — Standard & Poor’s

SPDR — Standard & Poor’s Depository Receipts

December 31, 2014	88	See Notes to Financial Statements

Portfolio of Investments (Note 9)

Forward Tactical Growth Fund

Shares		Value (Note 2)

Exchange-Traded Funds: 76.28%

3,191,485	SPDR® S&P 500® ETF Trust	$655,850,168

	Total Exchange-Traded Funds (Cost $637,250,600)	655,850,168

Contracts

Options Purchased: 0.53%

2,500	CBOE S&P 500® ETF, Expires January 2015 at $2,075.00 Put	4,537,500

	Total Options Purchased (Cost $1,331,250)	4,537,500

	Total Investments: 76.81% (Cost $638,581,850)	660,387,668

	Net Other Assets and Liabilities: 23.19%	199,343,481

	Net Assets: 100.00%	$859,731,149

Percentages are stated as a percent of net assets.

Contracts

Schedule Of Options Written

(2,500)	CBOE S&P 500® ETF, Expires January 2015 at $2,055.00 Put	$(1,687,500)

	Total Options Written (Premiums $493,750)	$(1,687,500)

Investment Abbreviations:

CBOE — Chicago Board Option Exchange

ETF — Exchange-Traded Fund

S&P — Standard & Poor’s

SPDR — Standard & Poor’s Depository Receipts

See Notes to Financial Statements	89	December 31, 2014

Consolidated Portfolio of Investments (Note 9)

Forward Commodity Long/Short Strategy Fund

Principal Amount		Value (Note 2)

Agency Pass-Through Securities: 16.11%
Federal Home Loan Mortgage Corporation (FHLMC): 1.93%

	FHLMC
$193,000	0.415%, 09/01/37(a)	$197,669

212,693	0.415%, 09/01/37(a)	217,858

47,050	1.868%, 07/01/19(a)	47,170

8,037	1.875%, 07/01/18(a)	8,277

11,424	1.913%, 04/01/16(a)	11,451

4,821	1.918%, 12/01/30(a)	5,027

1,897	1.941%, 01/01/26(a)	2,012

10,420	2.000%, 01/01/23(a)	11,096

20,347	2.064%, 08/01/19(a)	20,980

8,554	2.180%, 06/01/36(a)	9,085

510	2.185%, 03/01/17(a)	512

9,660	2.368%, 12/01/18(a)	9,929

8,590	2.375%, 02/01/25(a)	8,633

38,337	2.410%, 08/01/36(a)	41,132

40,229	2.434%, 07/01/24(a)	42,054

68,327	2.496%, 10/01/30(a)	70,763

9,001	2.740%, 03/01/19(a)	9,026

2,271	2.820%, 05/01/20(a)	2,278

5,425	2.833%, 11/01/19(a)	5,488

11,021	3.136%, 10/01/35(a)	11,775

15,214	3.348%, 12/01/17(a)	15,296

134,254	3.490%, 08/01/23(a)	138,144

13,307	3.490%, 10/01/19(a)	13,355

27,863	3.490%, 01/01/22(a)	27,970

30,166	3.490%, 05/01/25(a)	30,337

41,084	3.490%, 06/01/24(a)	41,390

90,228	3.631%, 08/01/24(a)	91,181

63,257	6.045%, 10/01/37(a)	67,094

		1,156,982

Federal National Mortgage Association (FNMA): 13.31%

	FNMA
5,593	1.045%, 01/01/21(a)	5,584

25,421	1.316%, 10/01/44(a)	26,095

199,744	1.375%, 01/01/21(a)	209,613

Principal Amount		Value (Note 2)

$1,000,000	1.375%, 11/15/16	$1,013,873

1,625	1.515%, 09/01/33(a)	1,704

81,111	1.516%, 06/01/40(a)	84,855

48,110	1.516%, 06/01/40(a)	50,344

21,422	1.516%, 10/01/40(a)	22,435

7,302	1.611%, 03/01/28(a)	7,584

2,264	1.633%, 11/01/33(a)	2,389

5,542	1.648%, 11/01/33(a)	5,787

135,450	1.675%, 03/01/34(a)	142,104

340,085	1.688%, 07/01/34(a)	362,137

8,517	1.800%, 12/01/24(a)	8,875

1,961	1.820%, 01/01/17(a)	1,978

48,563	1.850%, 10/01/32(a)	51,517

90,271	1.885%, 02/01/33(a)	94,807

8,984	1.910%, 03/01/35(a)	9,560

348	1.910%, 10/01/16(a)	355

185	1.910%, 07/01/17(a)	191

63,625	1.917%, 01/01/31(a)	64,907

78,757	1.917%, 06/01/32(a)	80,727

8,890	1.920%, 04/01/33(a)	9,293

126,993	1.925%, 05/01/33(a)	133,644

22,419	1.926%, 05/01/19(a)	22,912

42,807	1.926%, 08/01/33(a)	45,108

20,069	1.938%, 08/01/35(a)	21,220

3,426	1.943%, 04/01/18(a)	3,559

21,725	1.972%, 07/01/34(a)	23,246

149,471	1.990%, 05/01/34(a)	157,022

18,432	2.000%, 06/01/19(a)	19,269

6,540	2.003%, 11/01/22(a)	6,579

84,958	2.019%, 03/01/37(a)	90,020

54,987	2.042%, 11/01/35(a)	58,071

4,047	2.051%, 08/01/29(a)	4,283

40,795	2.073%, 08/01/33(a)	43,386

476,314	2.082%, 01/01/35(a)	503,775

37,485	2.085%, 02/01/25(a)	39,883

December 31, 2014	90	See Notes to Financial Statements

Consolidated Portfolio of Investments (Note 9)

Forward Commodity Long/Short Strategy Fund

Principal Amount		Value (Note 2)

Federal National Mortgage Association (FNMA) (continued): 13.31%

$22,943	2.096%, 01/01/36(a)	$24,329

197,428	2.096%, 11/01/35(a)	209,316

269,392	2.109%, 11/01/35(a)	286,152

28,361	2.121%, 11/01/35(a)	30,025

53,841	2.125%, 11/01/17(a)	56,366

9,114	2.130%, 04/01/23(a)	9,482

178,606	2.148%, 03/01/34(a)	190,321

17,208	2.169%, 12/01/26(a)	18,025

145,312	2.186%, 07/01/33(a)	154,777

18,140	2.186%, 12/01/37(a)	18,613

25,357	2.187%, 11/01/35(a)	27,061

6,189	2.202%, 04/01/18(a)	6,503

24,014	2.209%, 01/01/33(a)	25,599

12,932	2.279%, 08/01/36(a)	13,735

40,585	2.283%, 07/01/36(a)	42,995

1,102	2.296%, 07/01/25(a)	1,145

9,583	2.306%, 06/01/32(a)	10,117

8,040	2.308%, 08/01/36(a)	8,575

696	2.313%, 03/01/30(a)	742

18,072	2.330%, 12/01/29(a)	18,859

18,643	2.330%, 09/01/33(a)	19,455

27,027	2.340%, 02/01/34(a)	28,242

400,619	2.340%, 09/01/31(a)	428,357

15,320	2.346%, 01/01/21(a)	16,358

1,839	2.359%, 05/01/33(a)	1,948

88,054	2.365%, 11/01/33(a)	90,256

17,867	2.365%, 11/01/29(a)	19,117

32,591	2.366%, 01/01/33(a)	33,718

35,586	2.367%, 04/01/37(a)	37,809

28,233	2.402%, 08/01/34(a)	29,385

506,789	2.409%, 12/01/39(a)	540,178

23,902	2.411%, 08/01/25(a)	25,450

3,216	2.450%, 01/01/19(a)	3,224

50,019	2.495%, 11/01/29(a)	53,061

8,409	2.495%, 04/01/36(a)	9,018

Principal Amount		Value (Note 2)

$6,726	2.497%, 09/01/33(a)	$7,063

5,325	2.500%, 07/01/28(a)	5,598

39,587	2.500%, 11/01/26(a)	39,804

36,402	2.610%, 02/01/26(a)	38,078

30,779	2.622%, 09/01/30(a)	33,044

70,972	2.626%, 05/01/34(a)	75,651

2,035	2.690%, 06/01/19(a)	2,038

16,012	2.758%, 01/01/18(a)	16,078

1,112	2.841%, 10/01/19(a)	1,115

47,599	2.948%, 11/01/36(a)	50,067

404,463	3.000%, 03/01/27	421,500

3,666	3.180%, 03/01/25(a)	3,686

25	3.518%, 05/01/18(a)	26

1,080	3.542%, 08/01/26(a)	1,149

8,052	3.757%, 07/01/17(a)	8,569

94,860	3.908%, 05/01/36(a)	99,377

614,603	4.500%, 12/01/40	668,150

3,516	4.586%, 04/01/29(a)	3,628

360	4.732%, 12/01/26(a)	381

4,199	4.864%, 03/01/27(a)	4,432

523,602	5.000%, 01/01/40	580,991

204	6.500%, 07/01/17	206

9,291	6.750%, 12/01/16(a)	9,396

894	7.365%, 08/01/20(a)	899

		7,987,930

Government National Mortgage Association (GNMA): 0.87%

	GNMA
489,551	3.500%, 09/20/28	522,548

	Total Agency Pass-Through Securities (Cost $9,514,242)	9,667,460

Asset-Backed Securities: 2.17%
250,000	American Express Credit Account Master Trust, Series 2014-2, Class A 1.260%, 01/15/20	249,595

250,000	Cabela’s Master Credit Card Trust, Series 2013-2A, Class A2 0.811%, 08/16/21(a)(b)	251,873

See Notes to Financial Statements	91	December 31, 2014

Consolidated Portfolio of Investments (Note 9)

Forward Commodity Long/Short Strategy Fund

Principal Amount		Value (Note 2)

Asset-Backed Securities (continued): 2.17%

$500,000	Nissan Auto Receivables 2013-B Owner Trust, Series 2013-B, Class A3 0.840%, 11/15/17	$500,577

300,000	Volkswagen Auto Loan Enhanced Trust, Series 2014-1, Class A4 1.450%, 09/21/20	298,304

	Total Asset-Backed Securities (Cost $1,299,863)	1,300,349

Collateralized Mortgage Obligations: 7.88%
Collateralized Mortgage Obligations-Other: 2.03%

250,000	Citigroup Commercial Mortgage Trust, Series 2010-RR3, Class MLSR 5.743%, 05/14/17(a)(b)	268,190

251,499	Deutsche Mortgage Securities, Inc., Series 2004-1, Class 1A1 5.500%, 09/25/33	264,120

398,717	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2014-C20, Class A1 1.268%, 03/15/19	397,439
283,284	JP Morgan Chase Mortgage Trust, Series 2004, Class A5 2.288%, 12/25/34(a)	285,572

		1,215,321

Federal Home Loan Mortgage Corporation (FHLMC): 2.65%

	FHLMC, REMICS
443,044	3.000%, 08/15/40	456,584

600,010	3.500%, 04/15/40	628,534

182,594	4.500%, 08/15/20	192,930

	FHLMC, STRIP
304,490	3.500%, 07/15/42	313,576

		1,591,624

Federal National Mortgage Association (FNMA): 1.89%

	FNMA, REMICS
916,966	2.000%, 05/25/43	892,758

226,377	4.500%, 10/25/39	242,731

		1,135,489

Government National Mortgage Association (GNMA): 1.31%

	GNMA, REMICS
384,648	3.500%, 11/20/39	398,827

Principal Amount		Value (Note 2)

$365,452	4.000%, 11/16/39	$383,763

		782,590

	Total Collateralized Mortgage Obligations (Cost $4,693,448)	4,725,024

Corporate Bonds: 17.65%
Basic Materials: 0.55%

300,000	BHP Billiton Finance USA, Ltd., Sr. Unsec. Notes 5.400%, 03/29/17	326,857

Consumer Cyclical: 1.27%

	Daimler Finance North America Llc, Sr. Unsec. Notes
750,000	1.092%, 08/01/18(a)(b)	760,180

Consumer Noncyclical: 2.50%

	Amgen, Inc., Sr. Unsec. Notes
500,000	2.500%, 11/15/16	511,988

500,000	Bottling Group Llc, Sr. Unsec. Notes 5.500%, 04/01/16	529,280

445,000	Colgate-Palmolive Co., Sr. Unsec. Medium-Term Notes 2.625%, 05/01/17	460,765

		1,502,033

Energy: 0.91%

500,000	Copano Energy Llc/Copano Energy Finance Corp., Sr. Unsec. Notes 7.125%, 04/01/21	543,215

Financials: 11.02%

360,000	American Express Credit Corp., Sr. Unsec. Notes 0.793%, 03/18/19(a)	358,869

320,000	Berkshire Hathaway Finance Corp., Sr. Unsec. Notes 2.450%, 12/15/15	325,880

521,000	Branch Banking & Trust Co., Sub. Notes 0.533%, 05/23/17(a)	518,085

1,250,000	0.561%, 09/13/16(a)	1,246,250

500,000	General Electric Capital Corp., Sr. Unsec. Notes 1.231%, 04/15/23(a)	500,986

382,000	Macquarie Group, Ltd., Sr. Unsec. Notes 1.233%, 01/31/17(a)(b)	385,796

December 31, 2014	92	See Notes to Financial Statements

Consolidated Portfolio of Investments (Note 9)

Forward Commodity Long/Short Strategy Fund

Principal Amount		Value (Note 2)

Financials (continued): 11.02%

$1,554,000	National City Bank, Sub. Notes 0.605%, 06/07/17(a)	$1,547,605

500,000	Skyway Concession Co., Llc, Sec. Notes 0.537%, 06/30/17(a)(b)	480,313

1,250,000	Wachovia Bank NA, Sub. Medium-Term Notes 0.571%, 03/15/16(a)	1,248,495

		6,612,279

Industrials: 0.57%

325,000	Honeywell International, Inc., Sr. Unsec. Notes 5.400%, 03/15/16	343,641

Telecommunication Services: 0.83%

500,000	AT&T, Inc., Sr. Unsec. Notes 0.618%, 02/12/16(a)	500,130

	Total Corporate Bonds (Cost $10,521,488)	10,588,335

Municipal Bonds: 13.36%
275,000	Arizona State Power Authority Power Resources, Taxable Revenue Bonds, Hoover Prepayment Project 2.199%, 10/01/19	276,991

500,000	City of Houston, Texas, General Obligation Taxable Refunding Bonds, Public Improvement, Series B 1.140%, 03/01/16	502,925

50,000	City of Houston, Texas, Utility System, Taxable Revenue Bonds, First Lien, Series B 1.086%, 05/15/17	49,995

500,000	City of Montgomery, Alabama, General Obligation Taxable Unlimited Warrants, Series B 1.070%, 04/01/16	499,110

155,000	City of Newport News, Virginia, Taxable Refunding General Obligation Unlimited Bonds, Series A 5.020%, 01/15/20	158,277

750,000	County of Loudoun Virginia, General Obligation Taxable Refunding Bonds, Series B 0.895%, 12/01/16	751,042

Principal Amount		Value (Note 2)

$250,000	County of Milwaukee Wisconsin, General Obligation Taxable Unlimited Pension Refunding Bonds, Series B 1.282%, 12/01/16	$250,547

550,000	Maine State Housing Authority, Taxable Revenue Bonds, Series A 1.190%, 11/15/16	548,438

600,000	Minnesota State General Appropriation Fund, Taxable Revenue Bonds, Series B 1.053%, 06/01/17	600,324

250,000	New Jersey Building Authority, Taxable Refinancing Revenue Bonds, Series B 1.233%, 06/15/16	249,600

500,000	New York State Urban Development Corp., State Personal Income Taxable Revenue Bonds, Series F 1.650%, 03/15/18	502,560

250,000	North Texas Tollway Authority, First Tier Variable Revenue Refuding Bonds, Series A 0.840%, 01/01/50(a)	250,823

500,000	Ohio State Water Development Authority Water Pollution Control, Taxable Refunding Revenue Bonds, (Water Quality), Series A 0.814%, 06/01/15	500,470

750,000	Pasadena, California, Unified School District, General Obligation Taxable Unlimited Refunding Bonds, Series B 1.861%, 11/01/18	754,163

300,000	Pearland Independent School District, General Obligation Taxable Unlimited Refunding Bonds, Series B 3.000%, 02/15/17	310,698

250,000	Pequea Valley School District, Taxable General Obligation Unlimited Bonds, Series B 0.948%, 02/01/16	249,160

430,000	Rhode Island State Housing & Mortgage Finance Corp., Taxable Revenue Bonds, Series 64-T 2.080%, 10/01/17	434,231

400,000	State of Connecticut, Special Tax Obligation Build America Revenue Bonds(Transportation Infrastructure Purposes—Direct Pay), Series B 4.376%, 11/01/21	438,612

See Notes to Financial Statements	93	December 31, 2014

Consolidated Portfolio of Investments (Note 9)

Forward Commodity Long/Short Strategy Fund

Principal Amount		Value (Note 2)

Municipal Bonds (continued): 13.36%

$190,000	Texas State Department of Housing & Community Affairs, Taxable Revenue Bonds, Series A 2.800%, 03/01/36	$190,317

500,000	Wise County, Virginia, Industrial Development Authority Facilities Lease, Taxable Revenue Bonds 1.700%, 02/01/17	500,195

	Total Municipal Bonds (Cost $8,009,391)	8,018,478

U.S. Treasury Bonds & Notes: 13.36%
2,500,000	U.S. Treasury Notes 0.750%, 03/15/17	2,499,220

5,000,000	0.875%, 05/15/17	5,001,560

500,000	2.375%, 07/31/17	518,144

	Total U.S. Treasury Bonds & Notes (Cost $8,023,508)	8,018,924

	Total Investments: 70.53% (Cost $42,061,940)	42,318,570

	Net Other Assets and Liabilities: 29.47%	17,684,808	(c)

	Net Assets: 100.00%	$60,003,378

Percentages are stated as a percent of net assets.

(a) Interest rate will change at a future date. Interest rate shown reflects the rate in effect at December 31, 2014.

(b) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate market value of those securities was $2,146,352, representing 3.58% of net assets.

(c) Includes cash which is being held as collateral for swap contracts.

Total Return Swap Contracts

Counter Party	Reference Entry/Obligation	Fund (Pays)/Receives	Fund (Pays)/Receives	Termination Date	Notional Amount	Net Unrealized Gain/(Loss)
Credit Suisse	CS Momentum & Volatility Enhanced Return Strategy Custom 15- Total Return	(105 Bps)	Total Return	01/02/15	$80,645,323	$5,042,114
Credit Suisse	CS Momentum & Volatility Enhanced Return Strategy Custom 15- Total Return	105 Bps	(Total Return)	01/02/15	(1,200,000)	(62,751)
Credit Suisse	CS Momentum & Volatility Enhanced Return Strategy Custom 15- Total Return	105 Bps	(Total Return)	01/02/15	(1,800,000)	(78,956)
Credit Suisse	CS Momentum & Volatility Enhanced Return Strategy Custom 15- Total Return	105 Bps	(Total Return)	01/02/15	(5,200,000)	(123,595)
Credit Suisse	CS Momentum & Volatility Enhanced Return Strategy Custom 15- Total Return	105 Bps	(Total Return)	01/02/15	(14,000,000)	(475,881)
Credit Suisse	CS Momentum & Volatility Enhanced Return Strategy Custom 15- Total Return	105 Bps	(Total Return)	01/02/15	(1,700,000)	(20,909)
Total of Total Return Swap Contracts					$56,745,323	$4,280,022

December 31, 2014	94	See Notes to Financial Statements

Consolidated Portfolio of Investments (Note 9)

Forward Commodity Long/Short Strategy Fund

Investment Abbreviations:

Bps — Basis Points

REMICS — Real Estate Mortgage Investment Conduits

Sec. — Secured

Sr. — Senior

STRIP — Separate Trading of Registered Interest and Principal of Securities

Sub. — Subordinated

Unsec. — Unsecured

See Notes to Financial Statements	95	December 31, 2014

Statement of Assets and Liabilities

	Forward Credit Analysis Long/Short Fund	Forward Dynamic Income Fund	Forward EM Corporate Debt Fund
Assets:
Investments, at value	$98,044,311	$20,141,720	$398,349,264
Cash	1,306,827	18,831,655	10,523,870
Deposit with broker for futures contracts	205,000	479,066	—
Deposit with broker for swap contracts	—	—	300,001
Receivable for swap contract payments	—	—	2,778
Receivable for investments sold	—	2,252,495	—
Receivable for shares sold	1,639,281	2,270	786,515
Interest and dividends receivable	1,319,004	274,832	6,471,345
Other assets	17,281	10,920	17,630

Total Assets	102,531,704	41,992,958	416,451,403

Liabilities:
Payable on loan (Note 2)	—	—	20,852,164
Payable for interest due on loan (Note 2)	—	—	793
Variation margin payable	21,375	3,297	—
Unrealized loss on swap contracts	—	—	278,148
Swap premiums received	—	—	118,193
Payable for investments purchased	—	3,298,481	—
Payable for shares redeemed	198,162	—	1,286,713
Payable to advisor	109,298	12,798	237,208
Payable for distribution and service fees	33,704	2,613	123,109
Payable to trustees	4,895	543	14,851
Payable for chief compliance officer fee	698	78	2,104
Payable for legal and audit fees	43,798	19,810	52,589
Accrued expenses and other liabilities	38,765	5,638	92,212

Total Liabilities	450,695	3,343,258	23,058,084

Net Assets	$102,081,009	$38,649,700	$393,393,319

Net Assets Consist of:
Paid-in capital	$193,206,993	$38,641,875	$438,235,020
Accumulated net investment income/(loss)	53,079	24,706	(193,544)
Accumulated net realized loss on investments, futures contracts, swap contracts and foreign currency transactions	(94,027,992)	(229,279)	(18,237,999)
Net unrealized appreciation/(depreciation) on investments, futures contracts, swap contracts and translation of assets and liabilities in foreign currencies	2,848,929	212,398	(26,410,158)

Total Net Assets	$102,081,009	$38,649,700	$393,393,319

Investments, At Cost	$94,896,660	$19,925,401	$424,464,953

Pricing of Shares
Investor Class:
Net Asset Value, offering and redemption price per share	$7.50	—	$8.76
Net Assets	$58,907,149	—	$346,732,664
Shares of beneficial interest outstanding	7,853,500	—	39,600,093
Institutional Class:
Net Asset Value, offering and redemption price per share	$7.44	$26.56	$8.69
Net Assets	$19,366,210	$30,165,150	$41,554,711
Shares of beneficial interest outstanding	2,602,685	1,135,717	4,779,294

December 31, 2014	96	See Notes to Financial Statements

Statement of Assets and Liabilities

	Forward Credit Analysis Long/Short Fund (continued)	Forward Dynamic Income Fund (continued)	Forward EM Corporate Debt Fund (continued)
Class A:
Net Asset Value, offering and redemption price per share	$7.47	$26.53	—
Net Assets	$4,227,949	$8,484,550	—
Shares of beneficial interest outstanding	565,981	319,857	—
Maximum offering price per share (NAV/0.9425, based on maximum sales charge of 5.75% of the offering price)	$7.93	$28.15	—
Class C:
Net Asset Value, offering and redemption price per share	$7.51	—	$8.79
Net Assets	$9,465,916	—	$2,162,477
Shares of beneficial interest outstanding	1,260,673	—	246,028
Advisor Class:
Net Asset Value, offering and redemption price per share	$7.44	—	$8.68
Net Assets	$10,113,785	—	$2,943,467
Shares of beneficial interest outstanding	1,358,721	—	338,950

See Notes to Financial Statements	97	December 31, 2014

Statement of Assets and Liabilities

	Forward Emerging Markets Fund	Forward Equity Long/Short Fund	Forward Global Dividend Fund
Assets:
Investments, at value	$11,590,260	$2,062,233	$13,508,788
Cash	—	119,153	334,675
Deposit with broker for futures contracts	—	337,332	—
Receivable for investments sold	530,264	368,337	3,349
Receivable for shares sold	49	38	—
Receivable due from advisor	910	9,755	—
Receivable due from custodian	—	—	891
Interest and dividends receivable	13,848	3,296	34,675
Other assets	11,573	5,068	14,905

Total Assets	12,146,904	2,905,212	13,897,283

Liabilities:
Variation margin payable	—	24,788	—
Payable to custodian	869,868	—	—
Payable for investments purchased	—	217,742	21,009
Payable for shares redeemed	3,587	—	23,011
Payable to advisor	—	—	860
Payable for distribution and service fees	1,740	188	5,831
Payable to trustees	447	103	536
Payable for chief compliance officer fee	63	14	76
Payable to ReFlow (Note 2)	344	—	—
Payable for legal and audit fees	27,686	31,163	26,078
Accrued expenses and other liabilities	10,275	3,229	7,727

Total Liabilities	914,010	277,227	85,128

Net Assets	$11,232,894	$2,627,985	$13,812,155

Net Assets Consist of:
Paid-in capital	$12,388,834	$2,502,803	$12,167,382
Accumulated net investment loss	(71,773)	—	(33,464)
Accumulated net realized gain/(loss) on investments, securities sold short, written option contracts, futures contracts and foreign currency transactions	(1,210,921)	(28,518)	36,040
Net unrealized appreciation on investments, futures contracts and translation of assets and liabilities in foreign currencies	126,754	153,700	1,642,197

Total Net Assets	$11,232,894	$2,627,985	$13,812,155

Investments, At Cost	$11,462,226	$1,883,745	$11,865,790

Pricing of Shares
Investor Class:
Net Asset Value, offering and redemption price per share	$10.24	$25.35	$11.24
Net Assets	$3,818,673	$246,050	$427,515
Shares of beneficial interest outstanding	372,837	9,705	38,029
Institutional Class:
Net Asset Value, offering and redemption price per share	$10.38	$25.63	$11.07
Net Assets	$5,861,995	$2,381,935	$1,908,361
Shares of beneficial interest outstanding	564,923	92,936	172,362

December 31, 2014	98	See Notes to Financial Statements

Statement of Assets and Liabilities

	Forward Emerging Markets Fund (continued)	Forward Equity Long/Short Fund (continued)	Forward Global Dividend Fund (continued)
Class A:
Net Asset Value, offering and redemption price per share	—	—	$11.25
Net Assets	—	—	$11,476,279
Shares of beneficial interest outstanding	—	—	1,020,337
Maximum offering price per share (NAV/0.9425, based on maximum sales charge of 5.75% of the offering price)	—	—	$11.94
Advisor Class:
Net Asset Value, offering and redemption price per share	$10.68	—	—
Net Assets	$1,552,226	—	—
Shares of beneficial interest outstanding	145,382	—	—

See Notes to Financial Statements	99	December 31, 2014

Statement of Assets and Liabilities

	Forward International Dividend Fund	Forward International Small Companies Fund	Forward Select EM Dividend Fund
Assets:
Investments, at value	$310,714,698	$160,106,609	$55,039,803
Cash	10,426,435	715,748	1,407,441
Foreign currency, at value (Cost $4,996,456, $— and $249,974, respectively)	4,951,749	—	250,098
Deposit with broker for futures contracts	945,353	—	—
Receivable for investments sold	6,928,760	2,422,060	741,018
Receivable for shares sold	1,153,495	476,556	41,791
Receivable due from broker	—	—	1,391
Receivable due from custodian	11,155	4,755	1,119
Interest and dividends receivable	1,408,616	333,835	237,717
Other assets	32,848	19,122	12,204

Total Assets	336,573,109	164,078,685	57,732,582

Liabilities:
Payable on loan (Note 2)	20,061,149	—	7,555,269
Payable for interest due on loan (Note 2)	763	—	287
Variation margin payable	36,934	—	—
Payable for investments purchased	1,005,541	—	78,823
Payable for shares redeemed	2,321,426	253,489	34,614
Payable to advisor	199,450	137,214	35,249
Payable for distribution and service fees	69,432	15,322	12,129
Payable to trustees	11,148	6,355	1,966
Payable for chief compliance officer fee	1,575	898	270
Payable for legal and audit fees	33,815	43,461	27,335
Accrued expenses and other liabilities	59,479	49,256	26,129

Total Liabilities	23,800,712	505,995	7,772,071

Net Assets	$312,772,397	$163,572,690	$49,960,511

Net Assets Consist of:
Paid-in capital	$335,285,092	$346,048,734	$63,236,069
Accumulated net investment loss	(3,565,307)	(1,921,077)	(155,017)
Accumulated net realized loss on investments, futures contracts and foreign currency transactions	(16,948,148)	(203,248,573)	(10,249,083)
Net unrealized appreciation/(depreciation) on investments, futures contracts and translation of assets and liabilities in foreign currencies	(1,999,240)	22,693,606	(2,871,458)

Total Net Assets	$312,772,397	$163,572,690	$49,960,511

Investments, At Cost	$312,615,673	$137,407,677	$57,906,026

Pricing of Shares
Investor Class:
Net Asset Value, offering and redemption price per share	$8.78	$15.86	$19.73
Net Assets	$140,809,682	$26,760,332	$28,180,499
Shares of beneficial interest outstanding	16,033,324	1,687,057	1,428,336
Institutional Class:
Net Asset Value, offering and redemption price per share	$7.27	$15.83	$19.72
Net Assets	$84,982,417	$134,290,055	$19,143,750
Shares of beneficial interest outstanding	11,690,429	8,480,605	970,571

December 31, 2014	100	See Notes to Financial Statements

Statement of Assets and Liabilities

	Forward International Dividend Fund (continued)	Forward International Small Companies Fund (continued)	Forward Select EM Dividend Fund (continued)
Class A:
Net Asset Value, offering and redemption price per share	$8.78	—	—
Net Assets	$4,045,985	—	—
Shares of beneficial interest outstanding	460,765	—	—
Maximum offering price per share (NAV/0.9425, based on maximum sales charge of 5.75% of the offering price)	$9.32	—	—
Class C:
Net Asset Value, offering and redemption price per share	$8.76	—	$19.70
Net Assets	$10,293,107	—	$1,487,164
Shares of beneficial interest outstanding	1,174,541	—	75,488
Advisor Class:
Net Asset Value, offering and redemption price per share	$7.27	$15.85	$19.72
Net Assets	$72,641,206	$2,522,303	$1,149,098
Shares of beneficial interest outstanding	9,992,968	159,136	58,283

See Notes to Financial Statements	101	December 31, 2014

Statement of Assets and Liabilities

	Forward Small Cap Equity Fund	Forward Tactical Enhanced Fund	Forward Tactical Growth Fund
Assets:
Investments in affiliates, at value	$350,051	$—	$—
Investments, at value	26,866,463	16,070,100	660,387,668
Cash	1,175,245	12,066,923	201,279,991
Deposit with broker for futures contracts	593,004	—	—
Variation margin receivable	20,074	—	—
Receivable for shares sold	—	—	575,934
Receivable due from broker	—	2,390,443	—
Interest and dividends receivable	23,019	88,751	2,410,333
Other assets	12,953	30,254	49,534

Total Assets	29,040,809	30,646,471	864,703,460

Liabilities:
Options written, at value (Premiums received $—, $— and $493,750, respectively)	—	—	1,687,500
Payable for shares redeemed	12,363	13	1,975,363
Payable to advisor	10,725	25,891	866,464
Payable for distribution and service fees	7,862	7,455	201,434
Payable to trustees	1,038	1,739	33,023
Payable for chief compliance officer fee	147	239	4,674
Payable for legal and audit fees	25,866	20,869	55,118
Accrued expenses and other liabilities	14,759	11,351	148,735

Total Liabilities	72,760	67,557	4,972,311

Net Assets	$28,968,049	$30,578,914	$859,731,149

Net Assets Consist of:
Paid-in capital	$53,351,858	$32,120,047	$839,110,253
Accumulated net investment income	—	—	—
Accumulated net realized gain/(loss) on investments and futures contracts	(27,405,019)	(2,055,822)	8,828
Net unrealized appreciation on investments, written option contracts and futures contracts	3,021,210	514,689	20,612,068

Total Net Assets	$28,968,049	$30,578,914	$859,731,149

Investments in Affiliates, At Cost	$350,051	—	—

Investments, At Cost	$23,865,327	$15,555,411	$638,581,850

Pricing of Shares
Investor Class:
Net Asset Value, offering and redemption price per share	$22.34	$23.93	$25.55
Net Assets	$22,004,007	$13,651,477	$138,945,518
Shares of beneficial interest outstanding	985,005	570,427	5,438,279
Institutional Class:
Net Asset Value, offering and redemption price per share	$23.59	$24.23	$26.04
Net Assets	$4,213,020	$11,542,881	$53,957,283
Shares of beneficial interest outstanding	178,625	476,450	2,071,910

December 31, 2014	102	See Notes to Financial Statements

Statement of Assets and Liabilities

	Forward Small Cap Equity Fund (continued)	Forward Tactical Enhanced Fund (continued)	Forward Tactical Growth Fund (continued)
Class A:
Net Asset Value, offering and redemption price per share	—	$23.79	$25.30
Net Assets	—	$758,557	$59,768,880
Shares of beneficial interest outstanding	—	31,883	2,362,412
Maximum offering price per share (NAV/0.9425, based on maximum sales charge of 5.75% of the offering price)	—	$25.24	$26.84
Class C:
Net Asset Value, offering and redemption price per share	—	$23.42	$24.63
Net Assets	—	$1,609,396	$85,792,131
Shares of beneficial interest outstanding	—	68,705	3,483,005
Advisor Class:
Net Asset Value, offering and redemption price per share	$23.47	$24.18	$26.04
Net Assets	$2,751,022	$3,016,603	$521,267,337
Shares of beneficial interest outstanding	117,204	124,763	20,019,694

See Notes to Financial Statements	103	December 31, 2014

Consolidated Statement of Assets and Liabilities

Forward Commodity Long/Short Strategy Fund
Assets:
Investments, at value	$42,318,570
Cash	5,545,783
Deposit with broker for swap contracts	8,864,080
Unrealized gain on swap contracts	5,042,114
Receivable for investments sold	1,121,513
Receivable for shares sold	237,246
Interest and dividends receivable	117,286
Other assets	26,074

Total Assets	63,272,666

Liabilities:
Unrealized loss on swap contracts	762,092
Payable for swap contract payments	62,054
Payable for shares redeemed	2,265,014
Payable to advisor	63,929
Payable for distribution and service fees	12,503
Payable to trustees	3,108
Payable for chief compliance officer fee	439
Payable for legal and audit fees	59,721
Accrued expenses and other liabilities	40,428

Total Liabilities	3,269,288

Net Assets	$60,003,378

Net Assets Consist of:
Paid-in capital	$56,033,041
Accumulated net investment income	—
Accumulated net realized loss on investments and swap contracts	(566,315)
Net unrealized appreciation on investments and swap contracts	4,536,652

Total Net Assets	$60,003,378

Investments, At Cost	$42,061,940

Pricing of Shares
Investor Class:
Net Asset Value, offering and redemption price per share	$21.11
Net Assets	$18,417,793
Shares of beneficial interest outstanding	872,549
Institutional Class:
Net Asset Value, offering and redemption price per share	$21.32
Net Assets	$19,800,713
Shares of beneficial interest outstanding	928,829
Class C:
Net Asset Value, offering and redemption price per share	$20.80
Net Assets	$3,521,357
Shares of beneficial interest outstanding	169,279

December 31, 2014	104	See Notes to Financial Statements

Consolidated Statement of Assets and Liabilities

Forward Commodity Long/Short Strategy Fund (continued)
Advisor Class:
Net Asset Value, offering and redemption price per share	$21.22
Net Assets	$14,343,428
Shares of beneficial interest outstanding	675,800
Class Z:
Net Asset Value, offering and redemption price per share	$21.31
Net Assets	$3,920,087
Shares of beneficial interest outstanding	183,952

See Notes to Financial Statements	105	December 31, 2014

Statement of Operations

For the Year Ended December 31, 2014

	Forward Credit Analysis Long/Short Fund	Forward Dynamic Income Fund	Forward EM Corporate Debt Fund
Investment Income:
Interest	$4,648,138	$681	$33,179,545
Dividends	—	900,609	127,175
Foreign taxes withheld	—	(21,010)	(17,018)

Total Investment Income	4,648,138	880,280	33,289,702

Expenses:
Investment advisory fee	1,077,864	76,397	2,597,719
Administration fee	64,796	11,842	205,861
Custodian fee	5,422	8,235	60,352
Legal and audit fees	71,544	24,267	148,683
Transfer agent fee	148,731	2,122	346,601
Trustees’ fees and expenses	17,718	1,313	62,119
Registration/filing fees	77,347	24,094	55,826
Reports to shareholder and printing fees	—	4,594	50,235
Distribution and service fees
Investor Class	240,383	—	1,312,520
Institutional Class	11,586	3,724	19,401
Class A	24,441	3,783	—
Class C	104,760	—	21,418
Advisor Class	9,599	—	2,054
Chief compliance officer fee	6,823	429	23,053
ReFlow fees (Note 2)	32,604	—	1,700
Interest on loan	—	—	602,018
Other	22,764	1,315	22,973

Total expenses before waiver	1,916,382	162,115	5,532,533
Less fees waived/reimbursed by investment advisor (Note 3)	(28,652)	(61,165)	(25,830)

Total Net Expenses	1,887,730	100,950	5,506,703

Net Investment Income:	2,760,408	779,330	27,782,999

Net realized gain/(loss) on investments	2,851,219	110,860	(12,627,165)
Net realized loss on futures contracts	(1,024,852)	(123,738)	(579,594)
Net realized gain on swap contracts	16,947	—	411,591
Net realized loss on foreign currency	—	(34,270)	(4,158,665)
Net change in unrealized appreciation/(depreciation) on investments	5,887,542	187,895	(15,963,159)
Net change in unrealized depreciation on futures contracts	(298,722)	(3,508)	(301,071)
Net change in unrealized depreciation on swap contracts	—	—	(278,148)
Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currency transactions	—	(624)	5,749

Net Realized and Unrealized Gain/(Loss) on Investments, Futures Contracts, Swap Contracts and Foreign Currency Translations	7,432,134	136,615	(33,490,462)

Net Increase/(Decrease) in Net Assets Resulting From Operations	$10,192,542	$915,945	$(5,707,463)

December 31, 2014	106	See Notes to Financial Statements

Statement of Operations

For the Year Ended December 31, 2014

	Forward Emerging Markets Fund	Forward Equity Long/Short Fund(a)	Forward Global Dividend Fund
Investment Income:
Interest	$490	$288	$36,343
Dividends	431,526	33,149	920,563
Foreign taxes withheld	(41,400)	(53)	(66,027)

Total Investment Income	390,616	33,384	890,879

Expenses:
Dividend expense on short sales	—	7,427	—
Investment advisory fee	150,835	61,043	135,805
Interest on short sales	—	10,588	—
Administration fee	20,155	9,277	22,864
Custodian fee	13,733	4,554	12,036
Legal and audit fees	37,598	45,556	34,724
Transfer agent fee	10,885	1,670	8,117
Trustees’ fees and expenses	1,524	608	2,659
Registration/filing fees	35,147	28,419	35,007
Reports to shareholder and printing fees	9,431	6,771	6,494
Distribution and service fees
Investor Class	21,097	974	1,776
Institutional Class	3,496	2,013	2,291
Class A	—	—	65,729
Advisor Class	1,540	—	—
Chief compliance officer fee	856	269	1,060
ReFlow fees (Note 2)	641	—	5,120
Other	6,023	4,643	6,554

Total expenses before waiver	312,961	183,812	340,236
Less fees waived/reimbursed by investment advisor (Note 3)	(101,820)	(81,394)	(110,870)

Total Net Expenses	211,141	102,418	229,366

Net Investment Income/(Loss):	179,475	(69,034)	661,513

Net realized gain on investments	419,628	401,510	1,054,576
Net realized gain on securities sold short	—	30,440	—
Net realized loss on written option contracts	—	(13,403)	—
Net realized gain on futures contracts	17,658	37,332	—
Net realized loss on foreign currency	(254,950)	(975)	(58,928)
Net change in unrealized depreciation on investments	(548,623)	(638,550)	(1,671,699)
Net change in unrealized appreciation on securities sold short	—	31,721	—
Net change in unrealized depreciation on written option contracts	—	(2,139)	—
Net change in unrealized depreciation on futures contracts	(2,796)	(24,788)	—
Net change in unrealized depreciation on translation of assets and liabilities in foreign currency transactions	(187)	—	(1,243)

Net Realized and Unrealized Loss on Investments, Securities Sold Short, Written Option Contracts, Futures Contracts and Foreign Currency Translations	(369,270)	(178,852)	(677,294)

Net Decrease in Net Assets Resulting From Operations	$(189,795)	$(247,886)	$(15,781)

(a) Prior to August 1, 2014, the Forward Equity Long/Short Fund was known as the Forward Endurance Long/Short Fund.

See Notes to Financial Statements	107	December 31, 2014

Statement of Operations

For the Year Ended December 31, 2014

	Forward International Dividend Fund	Forward International Small Companies Fund	Forward Select EM Dividend Fund
Investment Income:
Interest	$1,614,748	$4,827	$430,051
Dividends	20,785,563	4,751,866	5,923,767
Foreign taxes withheld	(1,910,833)	(433,350)	(500,644)

Total Investment Income	20,489,478	4,323,343	5,853,174

Expenses:
Investment advisory fee	2,569,144	1,979,297	955,619
Administration fee	178,684	143,923	64,682
Custodian fee	97,807	33,431	78,992
Legal and audit fees	93,571	87,808	48,334
Transfer agent fee	87,489	120,461	30,928
Trustees’ fees and expenses	51,260	32,219	14,554
Registration/filing fees	74,901	39,969	55,686
Reports to shareholder and printing fees	26,857	38,518	10,212
Distribution and service fees
Investor Class	484,051	130,486	236,476
Institutional Class	45,798	79,755	12,580
Class A	19,345	—	—
Class C	92,529	—	14,874
Advisor Class	83,840	5,799	1,109
Chief compliance officer fee	19,096	12,320	5,346
ReFlow fees (Note 2)	—	4,605	—
Interest and commitment fees on loan	271,626	—	88,586
Other	34,108	21,540	15,158

Total expenses before waiver	4,230,106	2,730,131	1,633,136
Less fees waived/reimbursed by investment advisor (Note 3)	(326,256)	(46,301)	(115,393)

Total Net Expenses	3,903,850	2,683,830	1,517,743

Net Investment Income:	16,585,628	1,639,513	4,335,431

Net realized gain/(loss) on investments	2,315,877	20,125,057	(6,065,904)
Net realized gain/(loss) on futures contracts	(267,134)	—	1,534,726
Net realized loss on foreign currency	(3,528,901)	(4,341,018)	(3,199,607)
Long-term capital gains from other investment companies	32,499	—	4,075
Net change in unrealized depreciation on investments	(33,727,482)	(33,682,704)	(4,925,386)
Net change in unrealized depreciation on futures contracts	(36,934)	—	—
Net change in unrealized depreciation on translation of assets and liabilities in foreign currency transactions	(62,912)	(5,938)	(5,378)

Net Realized and Unrealized Loss on Investments, Futures Contracts and Foreign Currency Translations	(35,274,987)	(17,904,603)	(12,657,474)

Net Decrease in Net Assets Resulting From Operations	$(18,689,359)	$(16,265,090)	$(8,322,043)

December 31, 2014	108	See Notes to Financial Statements

Statement of Operations

For the Year Ended December 31, 2014

	Forward Small Cap Equity Fund	Forward Tactical Enhanced Fund	Forward Tactical Growth Fund
Investment Income:
Interest	$1,604	$33,481	$397,190
Dividends	254,277	920,146	4,995,039
Dividends from affiliated investment company shares	34	—	—

Total Investment Income	255,915	953,627	5,392,229

Expenses:
Investment advisory fee	266,206	1,116,760	10,754,340
Administration fee	28,268	55,852	454,244
Custodian fee	1,878	2,532	14,651
Legal and audit fees	38,754	49,013	235,149
Transfer agent fee	47,142	62,814	552,218
Trustees’ fees and expenses	5,098	15,545	153,800
Registration/filing fees	35,496	47,515	97,990
Reports to shareholder and printing fees	20,772	8,127	116,688
Distribution and service fees
Investor Class	91,302	50,859	635,236
Institutional Class	2,334	10,002	31,056
Class A	—	10,258	457,843
Class C	—	16,557	924,768
Advisor Class	2,774	60,870	538,518
Chief compliance officer fee	1,946	6,082	58,413
Other	4,366	7,626	60,704

Total expenses before waiver	546,336	1,520,412	15,085,618
Less fees waived/reimbursed by investment advisor (Note 3)	(108,565)	(41,024)	—
Affiliated management fee waiver (Note 2)	(280)	—	—

Total Net Expenses	437,491	1,479,388	15,085,618

Net Investment Loss:	(181,576)	(525,761)	(9,693,389)

Net realized gain/(loss) on investments	4,238,152	1,470,964	(6,792,787)
Net realized gain/(loss) on futures contracts	251,867	(409,557)	37,392,307
Net change in unrealized appreciation/(depreciation) on investments	(3,853,405)	377,576	12,661,961
Net change in unrealized depreciation on written option contracts	—	—	(1,193,750)
Net change in unrealized depreciation on futures contracts	(40,975)	—	(12,540,059)

Net Realized and Unrealized Gain on Investments, Written Option Contracts and Futures Contracts	595,639	1,438,983	29,527,672

Net Increase in Net Assets Resulting From Operations	$414,063	$913,222	$19,834,283

See Notes to Financial Statements	109	December 31, 2014

Consolidated Statement of Operations

For the Year Ended December 31, 2014

Forward Commodity Long/Short Strategy Fund
Investment Income:
Interest	$975,952

Total Investment Income	975,952

Expenses:
Investment advisory fee	1,054,234
Administration fee	159,088
Custodian fee	2,521
Legal and audit fees	98,947
Transfer agent fee	64,173
Trustees’ fees and expenses	17,004
Registration/filing fees	48,266
Reports to shareholder and printing fees	29,981
Distribution and service fees
Investor Class	88,081
Institutional Class	13,886
Class C	42,881
Advisor Class	46,375
Chief compliance officer fee	6,601
Other	9,095

Total Expenses	1,681,133

Net Investment Loss:	(705,181)

Net realized gain on investments	80,499
Net realized loss on swap contracts	(4,590,433)
Net change in unrealized appreciation on investments	138,571
Net change in unrealized appreciation on swap contracts	2,849,949

Net Realized and Unrealized Loss on Investments and Swap Contracts	(1,521,414)

Net Decrease in Net Assets Resulting From Operations	$(2,226,595)

December 31, 2014	110	See Notes to Financial Statements

Statement of Changes in Net Assets

	Forward Credit Analysis Long/Short Fund
	Year Ended December 31, 2014	Year Ended December 31, 2013(a)
Operations:
Net investment income	$2,760,408	$21,559,570
Net realized gain/(loss) on investments	2,851,219	(103,820,555)
Net realized gain on securities sold short	—	8,456,624
Net realized loss on futures contracts	(1,024,852)	—
Net realized gain on swap contracts	16,947	—
Net change in unrealized appreciation/(depreciation) on investments, securities sold short and futures contracts	5,588,820	(25,759,035)

Net increase/(decrease) in net assets resulting from operations	10,192,542	(99,563,396)

Distributions to Shareholders:
From net investment income
Investor Class	(1,557,458)	(10,664,545)
Institutional Class	(605,208)	(6,627,851)
Class A	(110,214)	(601,800)
Class C	(214,352)	(838,927)
Advisor Class	(293,274)	(3,117,408)
From net realized gains on investments
Investor Class	—	(1,773,856)
Institutional Class	—	(1,377,208)
Class A	—	(146,423)
Class C	—	(339,605)
Advisor Class	—	(415,008)

Total distributions	(2,780,506)	(25,902,631)

Share Transactions:
Investor Class
Proceeds from sale of shares	86,061,020	268,133,272
Issued to shareholders in reinvestment of distributions	1,115,804	10,571,640
Cost of shares redeemed	(87,770,451)	(497,227,717)

Net decrease from share transactions	(593,627)	(218,522,805)

Institutional Class
Proceeds from sale of shares	39,336,855	150,897,820
Issued to shareholders in reinvestment of distributions	474,598	7,142,915
Cost of shares redeemed	(65,881,004)	(294,096,087)

Net decrease from share transactions	(26,069,551)	(136,055,352)

Class A
Proceeds from sale of shares	2,054,487	7,443,356
Issued to shareholders in reinvestment of distributions	64,227	356,428
Cost of shares redeemed	(2,743,250)	(18,153,576)

Net decrease from share transactions	(624,536)	(10,353,792)

Class C
Proceeds from sale of shares	3,843,320	6,873,999
Issued to shareholders in reinvestment of distributions	141,844	837,571
Cost of shares redeemed	(5,898,377)	(20,577,094)

Net decrease from share transactions	(1,913,213)	(12,865,524)

Advisor Class
Proceeds from sale of shares	11,050,560	82,924,845
Issued to shareholders in reinvestment of distributions	116,841	1,709,825
Cost of shares redeemed	(13,434,525)	(156,879,686)

Net decrease from share transactions	(2,267,124)	(72,245,016)

Net decrease in net assets	$(24,056,015)	$(575,508,516)

Net Assets:
Beginning of period	126,137,024	701,645,540

End of period (including accumulated net investment income of $53,079 and $61,315, respectively)	$102,081,009	$126,137,024

See Notes to Financial Statements	111	December 31, 2014

Statement of Changes in Net Assets

	Forward Credit Analysis Long/Short Fund (continued)
	Year Ended December 31, 2014	Year Ended December 31, 2013(a)
Changes in Shares Outstanding:
Investor Class
Sold	11,622,870	30,799,531
Distributions reinvested	150,754	1,334,251
Redeemed	(11,804,674)	(62,155,904)

Net decrease in shares outstanding	(31,050)	(30,022,122)

Institutional Class
Sold	5,402,538	17,883,808
Distributions reinvested	64,806	914,396
Redeemed	(9,041,668)	(36,751,346)

Net decrease in shares outstanding	(3,574,324)	(17,953,142)

Class A
Sold	279,881	843,460
Distributions reinvested	8,689	45,907
Redeemed	(372,909)	(2,315,909)

Net decrease in shares outstanding	(84,339)	(1,426,542)

Class C
Sold	517,770	783,833
Distributions reinvested	19,184	109,271
Redeemed	(795,490)	(2,621,253)

Net decrease in shares outstanding	(258,536)	(1,728,149)

Advisor Class
Sold	1,501,516	9,525,404
Distributions reinvested	15,859	213,707
Redeemed	(1,840,966)	(19,460,927)

Net decrease in shares outstanding	(323,591)	(9,721,816)

(a) Prior to May 1, 2013, the Forward Credit Analysis Long/Short Fund Advisor Class was known as the Forward Credit Analysis Long/Short Fund Class M.

December 31, 2014	112	See Notes to Financial Statements

Statement of Changes in Net Assets

	Forward Dynamic Income Fund
	Year Ended December 31, 2014	Period Ended December 31, 2013(a)
Operations:
Net investment income	$779,330	$71,578
Net realized gain/(loss) on investments	110,860	(25,099)
Net realized gain/(loss) on futures contracts	(123,738)	14,792
Net realized loss on foreign currency transactions	(34,270)	(468)
Long-term capital gain distributions from other investment companies	—	3,480
Net change in unrealized appreciation on investments, futures contracts and translation of assets and liabilities in foreign currencies	183,763	28,635

Net increase in net assets resulting from operations	915,945	92,918

Distributions to Shareholders:
From net investment income
Institutional Class	(652,508)	(81,366)
Class A	(82,250)	(6,525)
From net realized gains on investments
Institutional Class	(170,152)	(1,181)
Class A	(9,847)	(95)
From return of capital
Institutional Class	—	(3,673)
Class A	—	(295)

Total distributions	(914,757)	(93,135)

Share Transactions:
Institutional Class
Proceeds from sale of shares	27,218,053	2,960,001
Issued to shareholders in reinvestment of distributions	642,296	26,900
Cost of shares redeemed	(673,140)	—

Net increase from share transactions	27,187,209	2,986,901

Class A
Proceeds from sale of shares	8,267,473	217,242
Issued to shareholders in reinvestment of distributions	70,854	6,915
Cost of shares redeemed	(87,865)	—

Net increase from share transactions	8,250,462	224,157

Net increase in net assets	$35,438,859	$3,210,841

Net Assets:
Beginning of period	3,210,841	—

End of period (including accumulated net investment income/(loss) of $24,706 and $(3,552))	$38,649,700	$3,210,841

Changes in Shares Outstanding:
Institutional Class
Sold	1,016,932	118,732
Distributions reinvested	24,192	1,082
Redeemed	(25,221)	—

Net increase in shares outstanding	1,015,903	119,814

Class A
Sold	311,536	8,696
Distributions reinvested	2,681	278
Redeemed	(3,334)	—

Net increase in shares outstanding	310,883	8,974

(a) The Forward Dynamic Income Fund commenced operations on August 1, 2013.

See Notes to Financial Statements	113	December 31, 2014

Statement of Changes in Net Assets

	Forward EM Corporate Debt Fund
	Year Ended December 31, 2014(a)	Year Ended December 31, 2013
Operations:
Net investment income	$27,782,999	$19,652,635
Net realized loss on investments	(12,627,165)	(1,475,711)
Net realized loss on futures contracts	(579,594)	(327,372)
Net realized gain/(loss) on swap contracts	411,591	(690,542)
Net realized loss on foreign currency transactions	(4,158,665)	(1,681,644)
Net change in unrealized depreciation on investments, futures contracts, swap contracts and translation of assets and liabilities in foreign currencies	(16,536,629)	(13,512,075)

Net increase/(decrease) in net assets resulting from operations	(5,707,463)	1,965,291

Distributions to Shareholders:
From net investment income
Investor Class	(21,436,611)	(17,399,347)
Institutional Class	(2,696,292)	(2,117,285)
Class C	(126,541)	(108,774)
Advisor Class	(154,381)	—

Total distributions	(24,413,825)	(19,625,406)

Share Transactions:
Investor Class
Proceeds from sale of shares	163,039,100	210,423,916
Issued to shareholders in reinvestment of distributions	15,415,530	11,561,962
Cost of shares redeemed	(109,577,152)	(70,112,973)

Net increase from share transactions	68,877,478	151,872,905

Institutional Class
Proceeds from sale of shares	39,659,809	30,725,793
Issued to shareholders in reinvestment of distributions	1,450,759	671,469
Cost of shares redeemed	(31,095,431)	(28,348,889)

Net increase from share transactions	10,015,137	3,048,373

Class C
Proceeds from sale of shares	677,485	433,831
Issued to shareholders in reinvestment of distributions	94,021	40,035
Cost of shares redeemed	(360,415)	(140,431)

Net increase from share transactions	411,091	333,435

Advisor Class
Proceeds from sale of shares	3,154,481	—
Issued to shareholders in reinvestment of distributions	103,667	—
Cost of shares redeemed	(113,565)	—

Net increase from share transactions	3,144,583	—

Net increase in net assets	$52,327,001	$137,594,598

Net Assets:
Beginning of period	341,066,318	203,471,720

End of period (including accumulated net investment income/(loss) of $(193,544) and $70,081, respectively)	$393,393,319	$341,066,318

December 31, 2014	114	See Notes to Financial Statements

Statement of Changes in Net Assets

	Forward EM Corporate Debt Fund (continued)
	Year Ended December 31, 2014(a)	Year Ended December 31, 2013
Changes in Shares Outstanding:
Investor Class
Sold	17,345,249	21,563,106
Distributions reinvested	1,676,957	1,221,019
Redeemed	(11,737,050)	(7,309,079)

Net increase in shares outstanding	7,285,156	15,475,046

Institutional Class
Sold	4,221,193	3,170,523
Distributions reinvested	159,235	71,188
Redeemed	(3,345,224)	(2,905,393)

Net increase in shares outstanding	1,035,204	336,318

Class C
Sold	71,638	43,893
Distributions reinvested	10,241	4,209
Redeemed	(38,558)	(14,729)

Net increase in shares outstanding	43,321	33,373

Advisor Class
Sold	340,131	—
Distributions reinvested	11,585	—
Redeemed	(12,766)	—

Net increase in shares outstanding	338,950	—

(a) The Forward EM Corporate Debt Fund began offering Advisor Class shares on May 1, 2014.

See Notes to Financial Statements	115	December 31, 2014

Statement of Changes in Net Assets

	Forward Emerging Markets Fund
	Year Ended December 31, 2014	Year Ended December 31, 2013(a)
Operations:
Net investment income	$179,475	$206,119
Net realized gain on investments	419,628	623,151
Net realized gain/(loss) on futures contracts	17,658	(14,349)
Net realized loss on foreign currency transactions	(254,950)	(168,983)
Net change in unrealized depreciation on investments, futures contracts and translation of assets and liabilities in foreign currencies	(551,606)	(477,922)

Net increase/(decrease) in net assets resulting from operations	(189,795)	168,016

Distributions to Shareholders:
From net investment income
Investor Class	(69,487)	(69,187)
Institutional Class	(140,997)	(103,296)
Advisor Class	(29,516)	(17,507)

Total distributions	(240,000)	(189,990)

Share Transactions:
Investor Class
Proceeds from sale of shares	3,917,145	6,092,620
Issued to shareholders in reinvestment of distributions	65,114	65,054
Cost of shares redeemed	(4,960,467)	(7,153,946)

Net decrease from share transactions	(978,208)	(996,272)

Institutional Class
Proceeds from sale of shares	2,971,690	11,177,274
Issued to shareholders in reinvestment of distributions	74,273	42,315
Cost of shares redeemed	(3,939,851)	(8,740,881)

Net increase/(decrease) from share transactions	(893,888)	2,478,708

Advisor Class
Proceeds from sale of shares	953,209	859,678
Issued to shareholders in reinvestment of distributions	28,724	16,850
Cost of shares redeemed	(629,960)	(302,627)

Net increase from share transactions	351,973	573,901

Net increase/(decrease) in net assets	$(1,949,918)	$2,034,363

Net Assets:
Beginning of period	13,182,812	11,148,449

End of period (including accumulated net investment income/(loss) of $(71,773) and $5,632, respectively)	$11,232,894	$13,182,812

December 31, 2014	116	See Notes to Financial Statements

Statement of Changes in Net Assets

	Forward Emerging Markets Fund (continued)
	Year Ended December 31, 2014	Year Ended December 31, 2013(a)
Changes in Shares Outstanding:
Investor Class
Sold	351,561	560,386
Distributions reinvested	6,409	6,225
Redeemed	(447,612)	(665,186)

Net decrease in shares outstanding	(89,642)	(98,575)

Institutional Class
Sold	263,124	1,002,240
Distributions reinvested	7,218	4,000
Redeemed	(361,387)	(773,601)

Net increase/(decrease) in shares outstanding	(91,045)	232,639

Advisor Class
Sold	84,098	75,511
Distributions reinvested	2,712	1,549
Redeemed	(55,025)	(27,012)

Net increase in shares outstanding	31,785	50,048

(a) Prior to May 1, 2013, the Forward Emerging Markets Fund Advisor Class was known as the Forward Emerging Markets Fund Class M.

See Notes to Financial Statements	117	December 31, 2014

Statement of Changes in Net Assets

	Forward Equity Long/Short Fund
	Year Ended December 31, 2014(a)	Year Ended December 31, 2013
Operations:
Net investment loss	$(69,034)	$(101,274)
Net realized gain on investments	401,510	910,164
Net realized gain/(loss) on securities sold short	30,440	(374,589)
Net realized gain/(loss) on written options contracts	(13,403)	18,513
Net realized gain on futures contracts	37,332	—
Net realized loss on foreign currency transactions	(975)	(2,215)
Net change in unrealized appreciation/(depreciation) on investments, securities sold short, written options contracts and futures contracts	(633,756)	581,224

Net increase/(decrease) in net assets resulting from operations	(247,886)	1,031,823

Distributions to Shareholders:
From net realized gains on investments
Investor Class	(32,976)	(12,651)
Institutional Class	(321,884)	(354,754)

Total distributions	(354,860)	(367,405)

Share Transactions:
Investor Class
Proceeds from sale of shares	42,297	—
Issued to shareholders in reinvestment of distributions	31,816	12,651
Cost of shares redeemed	(22,870)	(16,226)

Net increase/(decrease) from share transactions	51,243	(3,575)

Institutional Class
Proceeds from sale of shares	208,684	1,227,894
Issued to shareholders in reinvestment of distributions	178,167	190,191
Cost of shares redeemed	(3,746,690)	(397,888)

Net increase/(decrease) from share transactions	(3,359,839)	1,020,197

Net increase/(decrease) in net assets	$(3,911,342)	$1,681,040

Net Assets:
Beginning of period	6,539,327	4,858,287

End of period (including accumulated net investment income of $0 and $0, respectively)	$2,627,985	$6,539,327

Changes in Shares Outstanding:
Investor Class
Sold	1,446	—
Distributions reinvested	1,252	444
Redeemed	(850)	(581)

Net increase/(decrease) in shares outstanding	1,848	(137)

Institutional Class
Sold	7,190	42,558
Distributions reinvested	6,938	6,632
Redeemed	(135,278)	(14,667)

Net increase/(decrease) in shares outstanding	(121,150)	34,523

(a) Prior to August 1, 2014, the Forward Equity Long/Short Fund was known as the Forward Endurance Long/Short Fund.

December 31, 2014	118	See Notes to Financial Statements

Statement of Changes in Net Assets

	Forward Global Dividend Fund
	Year Ended December 31, 2014	Year Ended December 31, 2013(a)
Operations:
Net investment income	$661,513	$843,075
Net realized gain on investments	1,054,576	2,141,227
Net realized loss on foreign currency transactions	(58,928)	(108,871)
Net change in unrealized appreciation/(depreciation) on investments and translation of assets and liabilities in foreign currencies	(1,672,942)	452,709

Net increase/(decrease) in net assets resulting from operations	(15,781)	3,328,140

Distributions to Shareholders:
From net investment income
Investor Class	(17,291)	(30,908)
Institutional Class	(208,470)	(379,549)
Class A	(450,179)	(392,906)
From net realized gains on investments
Investor Class	(9,462)	—
Institutional Class	(47,557)	—
Class A	(261,321)	—

Total distributions	(994,280)	(803,363)

Share Transactions:
Investor Class
Proceeds from sale of shares	27,130	386,336
Issued to shareholders in reinvestment of distributions	25,353	30,614
Cost of shares redeemed	(51,458)	(3,474,988)

Net increase/(decrease) from share transactions	1,025	(3,058,038)

Institutional Class
Proceeds from sale of shares	2,887,819	5,184,237
Issued to shareholders in reinvestment of distributions	75,956	192,182
Cost of shares redeemed	(10,289,003)	(6,795,748)

Net decrease from share transactions	(7,325,228)	(1,419,329)

Class A
Proceeds from sale of shares	1,447,016	2,901,402
Issued to shareholders in reinvestment of distributions	700,594	266,120
Cost of shares redeemed	(1,482,824)	(3,206,046)

Net increase/(decrease) from share transactions	664,786	(38,524)

Net decrease in net assets	$(7,669,478)	$(1,991,114)

Net Assets:
Beginning of period	21,481,633	23,472,747

End of period (including accumulated net investment loss of $(33,464) and $(3,037), respectively)	$13,812,155	$21,481,633

See Notes to Financial Statements	119	December 31, 2014

Statement of Changes in Net Assets

	Forward Global Dividend Fund (continued)
	Year Ended December 31, 2014	Year Ended December 31, 2013(a)
Changes in Shares Outstanding:
Investor Class
Sold	2,280	32,920
Distributions reinvested	2,166	2,650
Redeemed	(4,377)	(300,919)

Net increase/(decrease) in shares outstanding	69	(265,349)

Institutional Class
Sold	242,930	451,119
Distributions reinvested	6,490	16,712
Redeemed	(865,978)	(597,292)

Net decrease in shares outstanding	(616,558)	(129,461)

Class A
Sold	123,310	249,485
Distributions reinvested	59,796	22,763
Redeemed	(125,668)	(279,635)

Net increase/(decrease) in shares outstanding	57,438	(7,387)

(a) Prior to February 20, 2013 the Forward Global Dividend Fund was known as the Forward Large Cap Dividend Fund.

December 31, 2014	120	See Notes to Financial Statements

Statement of Changes in Net Assets

	Forward International Dividend Fund
	Year Ended December 31, 2014	Year Ended December 31, 2013(a)(b)
Operations:
Net investment income	$16,585,628	$12,066,356
Net realized gain/(loss) on investments	2,315,877	(6,078,436)
Net realized loss on futures contracts	(267,134)	(871,955)
Net realized loss on foreign currency transactions	(3,528,901)	(2,397,357)
Long-term capital gain distributions from other investment companies	32,499	—
Net change in unrealized appreciation/(depreciation) on investments, futures contracts and translation of assets and liabilities in foreign currencies	(33,827,328)	21,404,315

Net increase/(decrease) in net assets resulting from operations	(18,689,359)	24,122,923

Distributions to Shareholders:
From net investment income
Investor Class	(6,652,695)	(4,766,594)
Institutional Class	(6,383,837)	(5,314,989)
Class A	(185,016)	(71,834)
Class C	(457,480)	(187,947)
Advisor Class	(5,550,878)	(2,601,974)

Total distributions	(19,229,906)	(12,943,338)

Share Transactions:
Investor Class
Proceeds from sale of shares	130,715,014	158,560,047
Issued to shareholders in reinvestment of distributions	2,406,622	1,625,180
Cost of shares redeemed	(87,147,909)	(103,212,068)

Net increase from share transactions	45,973,727	56,973,159

Institutional Class
Proceeds from sale of shares	63,362,256	72,389,827
Issued to shareholders in reinvestment of distributions	2,452,661	1,445,098
Cost of shares redeemed	(62,752,048)	(68,918,628)

Net increase from share transactions	3,062,869	4,916,297

Class A
Proceeds from sale of shares	3,416,746	2,756,238
Issued to shareholders in reinvestment of distributions	143,403	27,253
Cost of shares redeemed	(1,760,635)	(92,476)

Net increase from share transactions	1,799,514	2,691,015

Class C
Proceeds from sale of shares	5,791,018	7,081,632
Issued to shareholders in reinvestment of distributions	416,401	177,107
Cost of shares redeemed	(2,471,639)	(707,146)

Net increase from share transactions	3,735,780	6,551,593

Advisor Class
Proceeds from sale of shares	61,631,272	50,703,002
Issued to shareholders in reinvestment of distributions	4,976,976	2,576,489
Cost of shares redeemed	(48,522,210)	(9,299,320)

Net increase from share transactions	18,086,038	43,980,171

Net increase in net assets	$34,738,663	$126,291,820

Net Assets:
Beginning of period	278,033,734	151,741,914

End of period (including accumulated net investment loss of $(3,565,307) and $(1,797,384), respectively)	$312,772,397	$278,033,734

See Notes to Financial Statements	121	December 31, 2014

Statement of Changes in Net Assets

	Forward International Dividend Fund (continued)
	Year Ended December 31, 2014	Year Ended December 31, 2013(a)(b)
Changes in Shares Outstanding:
Investor Class
Sold	13,724,759	16,714,218
Distributions reinvested	255,825	170,234
Redeemed	(9,233,398)	(10,958,739)

Net increase in shares outstanding	4,747,186	5,925,713

Institutional Class
Sold	7,906,679	9,025,177
Distributions reinvested	314,434	180,352
Redeemed	(7,866,317)	(8,606,776)

Net increase in shares outstanding	354,796	598,753

Class A
Sold	357,050	283,537
Distributions reinvested	15,451	2,855
Redeemed	(188,316)	(9,812)

Net increase in shares outstanding	184,185	276,580

Class C
Sold	608,675	742,631
Distributions reinvested	44,488	18,566
Redeemed	(261,891)	(74,434)

Net increase in shares outstanding	391,272	686,763

Advisor Class
Sold	7,718,524	6,292,387
Distributions reinvested	634,196	321,485
Redeemed	(6,311,992)	(1,162,791)

Net increase in shares outstanding	2,040,728	5,451,081

(a) Prior to May 1, 2013, the Forward International Dividend Fund Advisor Class was known as the Forward International Dividend Fund Class M.

(b) The Forward International Dividend Fund began offering Class A shares on May 1, 2013.

December 31, 2014	122	See Notes to Financial Statements

Statement of Changes in Net Assets

	Forward International Small Companies Fund
	Year Ended December 31, 2014	Year Ended December 31, 2013(a)
Operations:
Net investment income	$1,639,513	$1,324,415
Net realized gain on investments	20,125,057	23,533,695
Net realized loss on foreign currency transactions	(4,341,018)	(3,154,377)
Net change in unrealized appreciation/(depreciation) on investments and translation of assets and liabilities in foreign currencies	(33,688,642)	24,665,884

Net increase/(decrease) in net assets resulting from operations	(16,265,090)	46,369,617

Distributions to Shareholders:
From net investment income
Investor Class	(82,341)	(719,807)
Institutional Class	(1,020,164)	(3,667,892)
Advisor Class	(47,499)	(68,615)

Total distributions	(1,150,004)	(4,456,314)

Share Transactions:
Investor Class
Proceeds from sale of shares	4,624,066	12,488,739
Issued to shareholders in reinvestment of distributions	80,474	694,371
Cost of shares redeemed	(13,914,899)	(20,992,293)

Net decrease from share transactions	(9,210,359)	(7,809,183)

Institutional Class
Proceeds from sale of shares	43,921,914	67,832,097
Issued to shareholders in reinvestment of distributions	870,756	2,717,358
Cost of shares redeemed	(63,000,266)	(43,597,743)

Net increase/(decrease) from share transactions	(18,207,596)	26,951,712

Advisor Class
Proceeds from sale of shares	6,089,500	903,376
Issued to shareholders in reinvestment of distributions	47,496	68,615
Cost of shares redeemed	(6,154,601)	(8,723,853)

Net decrease from share transactions	(17,605)	(7,751,862)

Net increase/(decrease) in net assets	$(44,850,654)	$53,303,970

Net Assets:
Beginning of period	208,423,344	155,119,374

End of period (including accumulated net investment loss of $(1,921,077) and $(4,088,777), respectively)	$163,572,690	$208,423,344

See Notes to Financial Statements	123	December 31, 2014

Statement of Changes in Net Assets

	Forward International Small Companies Fund (continued)
	Year Ended December 31, 2014	Year Ended December 31, 2013(a)
Changes in Shares Outstanding:
Investor Class
Sold	275,203	834,062
Distributions reinvested	5,026	40,512
Redeemed	(808,499)	(1,391,815)

Net decrease in shares outstanding	(528,270)	(517,241)

Institutional Class
Sold	2,615,148	4,458,306
Distributions reinvested	54,490	158,632
Redeemed	(3,776,730)	(2,802,327)

Net increase/(decrease) in shares outstanding	(1,107,092)	1,814,611

Advisor Class
Sold	346,274	59,689
Distributions reinvested	2,971	4,003
Redeemed	(379,800)	(574,635)

Net decrease in shares outstanding	(30,555)	(510,943)

(a) Prior to May 1, 2013, the Forward International Small Companies Fund Advisor Class was known as the Forward International Small Companies Fund Class M.

December 31, 2014	124	See Notes to Financial Statements

Statement of Changes in Net Assets

	Forward Select EM Dividend Fund
	Year Ended December 31, 2014	Year Ended December 31, 2013(a)
Operations:
Net investment income	$4,335,431	$2,701,458
Net realized gain/(loss) on investments	(6,065,904)	285,603
Net realized gain/(loss) on futures contracts	1,534,726	(211,311)
Net realized loss on foreign currency transactions	(3,199,607)	(861,492)
Long-term capital gain distributions from other investment companies	4,075	—
Net change in unrealized depreciation on investments and translation of assets and liabilities in foreign currencies	(4,930,764)	(232,345)

Net increase/(decrease) in net assets resulting from operations	(8,322,043)	1,681,913

Distributions to Shareholders:
From net investment income
Investor Class	(2,471,980)	(1,209,595)
Institutional Class	(1,386,139)	(1,008,375)
Class C	(76,859)	(55,238)
Advisor Class	(66,885)	(56,310)

Total distributions	(4,001,863)	(2,329,518)

Share Transactions:
Investor Class
Proceeds from sale of shares	127,525,283	70,280,125
Issued to shareholders in reinvestment of distributions	855,176	577,558
Cost of shares redeemed	(115,315,409)	(60,852,035)

Net increase from share transactions	13,065,050	10,005,648

Institutional Class
Proceeds from sale of shares	32,355,337	26,551,296
Issued to shareholders in reinvestment of distributions	457,394	195,181
Cost of shares redeemed	(32,402,420)	(36,123,444)

Net increase/(decrease) from share transactions	410,311	(9,376,967)

Class C
Proceeds from sale of shares	567,300	1,275,706
Issued to shareholders in reinvestment of distributions	54,666	27,747
Cost of shares redeemed	(310,758)	(526,858)

Net increase from share transactions	311,208	776,595

Advisor Class
Proceeds from sale of shares	436,901	408,327
Issued to shareholders in reinvestment of distributions	46,185	22,828
Cost of shares redeemed	(217,841)	(539,529)

Net increase/(decrease) from share transactions	265,245	(108,374)

Net increase in net assets	$1,727,908	$649,297

Net Assets:
Beginning of period	48,232,603	47,583,306

End of period (including accumulated net investment income/(loss) of $(155,017) and $60,306, respectively)	$49,960,511	$48,232,603

See Notes to Financial Statements	125	December 31, 2014

Statement of Changes in Net Assets

	Forward Select EM Dividend Fund (continued)
	Year Ended December 31, 2014	Year Ended December 31, 2013(a)
Changes in Shares Outstanding:
Investor Class
Sold	5,535,017	3,058,820
Distributions reinvested	38,872	24,744
Redeemed	(5,186,162)	(2,616,414)

Net increase in shares outstanding	387,727	467,150

Institutional Class
Sold	1,410,621	1,147,709
Distributions reinvested	20,868	8,614
Redeemed	(1,461,484)	(1,509,999)

Net decrease in shares outstanding	(29,995)	(353,676)

Class C
Sold	25,465	54,237
Distributions reinvested	2,541	1,208
Redeemed	(14,536)	(23,349)

Net increase in shares outstanding	13,470	32,096

Advisor Class
Sold	19,419	17,062
Distributions reinvested	2,148	976
Redeemed	(9,714)	(22,842)

Net increase/(decrease) in shares outstanding	11,853	(4,804)

(a) Prior to May 1, 2013, the Forward Select EM Dividend Fund Advisor Class was known as the Forward Select EM Dividend Fund Class M.

December 31, 2014	126	See Notes to Financial Statements

Statement of Changes in Net Assets

	Forward Small Cap Equity Fund
	Year Ended December 31, 2014	Year Ended December 31, 2013(a)
Operations:
Net investment loss	$(181,576)	$(249,627)
Net realized gain on investments	4,238,152	5,906,931
Net realized gain on futures contracts	251,867	367,077
Net change in unrealized appreciation/(depreciation) on investments and futures contracts	(3,894,380)	5,186,231

Net increase in net assets resulting from operations	414,063	11,210,612

Share Transactions:
Investor Class
Proceeds from sale of shares	862,137	1,863,633
Cost of shares redeemed	(5,430,649)	(6,911,007)

Net decrease from share transactions	(4,568,512)	(5,047,374)

Institutional Class
Proceeds from sale of shares	739,186	975,802
Cost of shares redeemed	(3,327,739)	(3,944,305)

Net decrease from share transactions	(2,588,553)	(2,968,503)

Advisor Class
Proceeds from sale of shares	370,971	480,706
Cost of shares redeemed	(759,516)	(1,032,594)

Net decrease from share transactions	(388,545)	(551,888)

Net increase/(decrease) in net assets	$(7,131,547)	$2,642,847

Net Assets:
Beginning of period	36,099,596	33,456,749

End of period (including accumulated net investment loss of $0 and $(1,988), respectively)	$28,968,049	$36,099,596

Changes in Shares Outstanding:
Investor Class
Sold	38,662	94,350
Redeemed	(247,826)	(362,471)

Net decrease in shares outstanding	(209,164)	(268,121)

Institutional Class
Sold	31,477	48,197
Redeemed	(143,112)	(198,998)

Net decrease in shares outstanding	(111,635)	(150,801)

Advisor Class
Sold	16,281	25,025
Redeemed	(32,983)	(51,897)

Net decrease in shares outstanding	(16,702)	(26,872)

(a) Prior to May 1, 2013, the Forward Small Cap Equity Fund Advisor Class was known as the Forward Small Cap Equity Fund Class M.

See Notes to Financial Statements	127	December 31, 2014

Statement of Changes in Net Assets

	Forward Tactical Enhanced Fund
	Year Ended December 31, 2014	Year Ended December 31, 2013(a)
Operations:
Net investment loss	$(525,761)	$(1,437,383)
Net realized gain on investments	1,470,964	764,099
Net realized loss on futures contracts	(409,557)	—
Net change in unrealized appreciation/(depreciation) on investments	377,576	(487,049)

Net increase/(decrease) in net assets resulting from operations	913,222	(1,160,333)

Distributions to Shareholders:
From net realized gains on investments
Investor Class	(992,106)	(36,284)
Institutional Class	(1,898,632)	(89,057)
Class A	(63,719)	(11,016)
Class C	(121,909)	(6,312)
Advisor Class	(223,639)	(230,333)

Total distributions	(3,300,005)	(373,002)

Share Transactions:
Investor Class
Proceeds from sale of shares	8,020,343	16,824,170
Issued to shareholders in reinvestment of distributions	989,233	36,104
Cost of shares redeemed	(5,521,593)	(22,411,730)

Net increase/(decrease) from share transactions	3,487,983	(5,551,456)

Institutional Class
Proceeds from sale of shares	31,217,654	23,180,410
Issued to shareholders in reinvestment of distributions	1,743,438	81,640
Cost of shares redeemed	(48,041,197)	(12,493,269)

Net increase/(decrease) from share transactions	(15,080,105)	10,768,781

Class A
Proceeds from sale of shares	109,252	665,192
Issued to shareholders in reinvestment of distributions	54,906	10,560
Cost of shares redeemed	(2,767,076)	(905,932)

Net decrease from share transactions	(2,602,918)	(230,180)

Class C
Proceeds from sale of shares	503,578	740,161
Issued to shareholders in reinvestment of distributions	100,206	5,686
Cost of shares redeemed	(824,875)	(2,044,035)

Net decrease from share transactions	(221,091)	(1,298,188)

Advisor Class
Proceeds from sale of shares	8,859,784	88,795,793
Issued to shareholders in reinvestment of distributions	209,261	10,708
Cost of shares redeemed	(80,636,869)	(13,704,889)

Net increase/(decrease) from share transactions	(71,567,824)	75,101,612

Net increase/(decrease) in net assets	$(88,370,738)	$77,257,234

Net Assets:
Beginning of period	118,949,652	41,692,418

End of period (including accumulated net investment income of $0 and $0, respectively)	$30,578,914	$118,949,652

December 31, 2014	128	See Notes to Financial Statements

Statement of Changes in Net Assets

	Forward Tactical Enhanced Fund (continued)
	Year Ended December 31, 2014	Year Ended December 31, 2013(a)
Changes in Shares Outstanding:
Investor Class
Sold	306,856	639,299
Distributions reinvested	40,426	1,421
Redeemed	(213,110)	(863,576)

Net increase/(decrease) in shares outstanding	134,172	(222,856)

Institutional Class
Sold	1,187,808	882,310
Distributions reinvested	70,385	3,188
Redeemed	(1,879,479)	(477,013)

Net increase/(decrease) in shares outstanding	(621,286)	408,485

Class A
Sold	4,093	25,363
Distributions reinvested	2,257	417
Redeemed	(105,494)	(35,140)

Net decrease in shares outstanding	(99,144)	(9,360)

Class C
Sold	19,440	28,454
Distributions reinvested	4,182	227
Redeemed	(32,175)	(78,673)

Net decrease in shares outstanding	(8,553)	(49,992)

Advisor Class
Sold	334,549	3,393,469
Distributions reinvested	8,468	419
Redeemed	(3,082,498)	(533,161)

Net increase/(decrease) in shares outstanding	(2,739,481)	2,860,727

(a) Prior to May 1, 2013, the Forward Tactical Enhanced Fund Advisor Class was known as the Forward Tactical Enhanced Fund Class M.

See Notes to Financial Statements	129	December 31, 2014

Statement of Changes in Net Assets

	Forward Tactical Growth Fund
	Year Ended December 31, 2014	Year Ended December 31, 2013(a)
Operations:
Net investment loss	$(9,693,389)	$(12,491,408)
Net realized gain/(loss) on investments	(6,792,787)	30,233,882
Net realized loss on written option contracts	—	(1,902,400)
Net realized gain on futures contracts	37,392,307	100,236,175
Net change in unrealized appreciation/(depreciation) on investments, written option contracts and futures contracts	(1,071,848)	15,492,021

Net increase in net assets resulting from operations	19,834,283	131,568,270

Distributions to Shareholders:
From net realized gains on investments
Investor Class	(6,854,921)	(15,422,444)
Institutional Class	(2,652,915)	(5,940,966)
Class A	(3,030,806)	(10,701,030)
Class C	(4,111,234)	(9,401,452)
Advisor Class	(23,742,958)	(47,884,623)

Total distributions	(40,392,834)	(89,350,515)

Share Transactions:
Investor Class
Proceeds from sale of shares	30,427,211	34,831,732
Issued to shareholders in reinvestment of distributions	6,823,088	15,357,174
Cost of shares redeemed	(59,068,444)	(81,539,616)

Net decrease from share transactions	(21,818,145)	(31,350,710)

Institutional Class
Proceeds from sale of shares	15,325,981	14,087,346
Issued to shareholders in reinvestment of distributions	2,625,559	5,885,011
Cost of shares redeemed	(25,678,071)	(22,178,286)

Net decrease from share transactions	(7,726,531)	(2,205,929)

Class A
Proceeds from sale of shares	23,250,500	42,329,021
Issued to shareholders in reinvestment of distributions	2,917,842	10,618,127
Cost of shares redeemed	(73,560,363)	(61,091,242)

Net decrease from share transactions	(47,392,021)	(8,144,094)

Class C
Proceeds from sale of shares	13,870,190	16,893,580
Issued to shareholders in reinvestment of distributions	3,958,946	9,086,049
Cost of shares redeemed	(25,371,410)	(49,588,091)

Net decrease from share transactions	(7,542,274)	(23,608,462)

Advisor Class
Proceeds from sale of shares	165,368,701	187,512,746
Issued to shareholders in reinvestment of distributions	23,097,180	46,422,997
Cost of shares redeemed	(165,775,124)	(193,538,318)

Net increase from share transactions	22,690,757	40,397,425

Net increase/(decrease) in net assets	$(82,346,765)	$17,305,985

Net Assets:
Beginning of period	942,077,914	924,771,929

End of period (including accumulated net investment income of $0 and $0, respectively)	$859,731,149	$942,077,914

December 31, 2014	130	See Notes to Financial Statements

Statement of Changes in Net Assets

	Forward Tactical Growth Fund (continued)
	Year Ended December 31, 2014	Year Ended December 31, 2013(a)
Changes in Shares Outstanding:
Investor Class
Sold	1,178,614	1,310,221
Distributions reinvested	266,049	594,548
Redeemed	(2,285,295)	(3,090,894)

Net decrease in shares outstanding	(840,632)	(1,186,125)

Institutional Class
Sold	585,693	520,498
Distributions reinvested	100,596	224,155
Redeemed	(977,236)	(812,455)

Net decrease in shares outstanding	(290,947)	(67,802)

Class A
Sold	908,778	1,599,744
Distributions reinvested	114,825	414,285
Redeemed	(2,874,913)	(2,324,829)

Net decrease in shares outstanding	(1,851,310)	(310,800)

Class C
Sold	555,595	642,839
Distributions reinvested	159,635	361,994
Redeemed	(1,016,500)	(1,922,246)

Net decrease in shares outstanding	(301,270)	(917,413)

Advisor Class
Sold	6,308,461	6,938,722
Distributions reinvested	884,775	1,768,262
Redeemed	(6,345,868)	(7,202,327)

Net increase in shares outstanding	847,368	1,504,657

(a) Prior to May 1, 2013, the Forward Tactical Growth Fund Advisor Class was known as the Forward Tactical Growth Fund Class M.

See Notes to Financial Statements	131	December 31, 2014

Consolidated Statement of Changes in Net Assets

	Forward Commodity Long/Short Strategy Fund
	Year Ended December 31, 2014	Year Ended December 31, 2013(a)
Operations:
Net investment loss	$(705,181)	$(948,732)
Net realized gain on investments	80,499	149,803
Net realized gain/(loss) on swap contracts	(4,590,433)	6,350,736
Net change in unrealized appreciation on investments and swap contracts	2,988,520	5,102,773

Net increase/(decrease) in net assets resulting from operations	(2,226,595)	10,654,580

Distributions to Shareholders:
From net investment income
Investor Class	—	(1,068,090)
Institutional Class	—	(1,556,649)
Class C	—	(179,163)
Advisor Class	—	(2,438,479)
Class Z	—	(302,778)
From return of capital	—
Investor Class		(8,486)
Institutional Class	—	(12,367)
Class C	—	(1,423)
Advisor Class	—	(19,373)
Class Z	—	(2,406)

Total distributions	—	(5,589,214)

Share Transactions:
Investor Class
Proceeds from sale of shares	5,408,702	9,095,336
Issued to shareholders in reinvestment of distributions	—	1,038,926
Cost of shares redeemed	(11,346,181)	(8,480,995)

Net increase/(decrease) from share transactions	(5,937,479)	1,653,267

Institutional Class
Proceeds from sale of shares	9,692,030	34,528,631
Issued to shareholders in reinvestment of distributions	—	1,380,782
Cost of shares redeemed	(18,876,763)	(59,014,094)

Net decrease from share transactions	(9,184,733)	(23,104,681)

Class C
Proceeds from sale of shares	591,319	1,471,017
Issued to shareholders in reinvestment of distributions	—	173,841
Cost of shares redeemed	(1,791,858)	(2,577,259)

Net decrease from share transactions	(1,200,539)	(932,401)

Advisor Class
Proceeds from sale of shares	22,283,937	31,539,177
Issued to shareholders in reinvestment of distributions	—	2,390,565
Cost of shares redeemed	(56,326,762)	(19,024,024)

Net increase/(decrease) from share transactions	(34,042,825)	14,905,718

Class Z
Proceeds from sale of shares	950,174	4,072,000
Issued to shareholders in reinvestment of distributions	—	305,184
Cost of shares redeemed	(3,633,000)	(3,839,000)

Net increase/(decrease) from share transactions	(2,682,826)	538,184

Net decrease in net assets	$(55,274,997)	$(1,874,547)

Net Assets:
Beginning of period	115,278,375	117,152,922

End of period (including accumulated net investment income of $0 and $0, respectively)	$60,003,378	$115,278,375

December 31, 2014	132	See Notes to Financial Statements

Consolidated Statement of Changes in Net Assets

	Forward Commodity Long/Short Strategy Fund (continued)
	Year Ended December 31, 2014	Year Ended December 31, 2013(a)
Changes in Shares Outstanding:
Investor Class
Sold	262,069	430,188
Distributions reinvested	—	49,853
Redeemed	(559,541)	(402,932)

Net increase/(decrease) in shares outstanding	(297,472)	77,109

Institutional Class
Sold	468,209	1,660,196
Distributions reinvested	—	65,846
Redeemed	(916,635)	(2,782,487)

Net decrease in shares outstanding	(448,426)	(1,056,445)

Class C
Sold	29,034	69,754
Distributions reinvested	—	8,414
Redeemed	(89,465)	(124,896)

Net decrease in shares outstanding	(60,431)	(46,728)

Advisor Class
Sold	1,074,816	1,468,852
Distributions reinvested	—	114,381
Redeemed	(2,766,469)	(908,089)

Net increase/(decrease) in shares outstanding	(1,691,653)	675,144

Class Z
Sold	46,583	195,180
Distributions reinvested	—	14,568
Redeemed	(175,563)	(180,241)

Net increase/(decrease) in shares outstanding	(128,980)	29,507

(a) Prior to May 1, 2013, the Forward Commodity Long/Short Strategy Fund Advisor Class was known as the Forward Commodity Long/Short Strategy Fund Class M.

See Notes to Financial Statements	133	December 31, 2014

Statement of Cash Flows

For the Year Ended December 31, 2014

	Forward EM Corporate Debt	Forward International Dividend Fund	Forward Select EM Dividend Fund
Cash Flow from Operating Activities:
Net decrease in net assets resulting from operations	$(5,707,463)	$(18,689,359)	$(8,322,043)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by/(used in) operating activities:
Purchases of investment securities	(323,960,878)	(343,777,807)	(169,641,608)
Proceeds from sale of investment securities	272,042,152	291,066,140	151,555,514
Net proceeds to cover credit default swap contacts	937,373	—	—
Net proceeds from short-term investments	11,423,031	—	—
Discounts and premiums amortized	(5,291,839)	291,129	79,982
Net realized (gain)/loss on investments	12,627,165	(2,315,877)	6,065,904
Net realized gain on swap contracts	(411,591)	—	—
Net realized loss on foreign currency	4,026,873	3,528,901	3,199,607
Long-term capital gain distributions from other investment companies	—	(32,499)	(4,075)
Net change in unrealized appreciation on investments, swap contracts and translation of assets and liabilities in foreign currency transactions	16,235,558	33,827,328	4,930,764
Changes in assets and liabilities:
(Increase)/Decrease in deposit with broker for futures contracts and swap contracts	3,330	(945,353)	—
Decrease in variation margin receivable	301,071	—	—
Increase in receivable due from broker	—	—	(1,391)
Increase in receivable due from custodian	—	(1,248)	(1,119)
(Increase)/Decrease in interest and dividends receivable	888,406	(74,829)	175,977
Increase in receivable for swap contract payments	(2,778)	—	—
Increase in other assets	(5,031)	(8,555)	(1,713)
Decrease in payable for interest due on loan	(3,789)	(38,751)	(6,668)
Increase in swap premiums received	118,193	—	—
Increase/(Decrease) in payable to advisor	1,711	38,050	(3,565)
Increase in payable for distribution and service fees	15,271	15,102	685
Increase in payable to trustees	14,711	11,029	1,946
Increase in payable for chief compliance officer fee	265	143	12
Increase in payable for legal and audit fees	25,414	12,739	8,423
Increase/(Decrease) in accrued expenses and other liabilities	6,396	(31,275)	(10,951)

Net cash used in operating activities	(16,716,449)	(37,124,992)	(11,974,319)

Cash Flows from Financing Activities:
Cash provided by loan	70,605,807	20,061,149	15,055,269
Cash repayment of loan	(110,000,000)	(35,000,000)	(14,000,000)
Proceeds from sale of shares	206,329,540	264,790,573	160,908,060
Cost of shares redeemed	(140,363,349)	(201,159,326)	(148,286,005)
Cash distributions paid	(7,349,848)	(8,833,843)	(2,588,442)

Net cash provided by financing activities	19,222,150	39,858,553	11,088,882

Effect of Exchange Rates On Cash & Foreign Currency	5,749	(62,912)	(5,378)
Net Change in Cash & Foreign Currency for the Period	2,511,450	2,670,649	(890,815)

Cash & Foreign Currency, Beginning of Period	8,012,420	12,707,535	2,548,354

Cash & Foreign Currency, End of Period	$10,523,870	$15,378,184	$1,657,539

Non-cash financing activities not included herein consist of reinvestment of distributions of $17,063,977, $10,396,063 and $1,413,421, respectively.

Cash paid for interest on loan during the period was $605,807, $310,377 and $95,254, respectively.

December 31, 2014	134	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Credit Analysis Long/Short Fund

	Investor Class
	Year Ended December 31, 2014	Year Ended December 31, 2013		Year Ended December 31, 2012	Year Ended December 31, 2011(a)	Year Ended December 31, 2010
Net Asset Value, Beginning of Period	$7.07	$8.93		$8.09	$7.96	$8.08
Income/(Loss) from Operations:
Net investment income	0.18 (b)	0.30	(b)	0.24 (b)	0.32 (b)	0.41
Net realized and unrealized gain/(loss) on investments	0.45	(1.56)		0.88	0.14	(0.07)

Total from Investment Operations	0.63	(1.26)		1.12	0.46	0.34

Less Distributions:
From investment income	(0.20)	(0.41)		(0.22)	(0.31)	(0.39)
From capital gains	—	(0.19)		(0.06)	(0.02)	(0.07)

Total Distributions	(0.20)	(0.60)		(0.28)	(0.33)	(0.46)

Net Increase/(Decrease) in Net Asset Value	0.43	(1.86)		0.84	0.13	(0.12)

Net Asset Value, End of Period	$7.50	$7.07		$8.93	$8.09	$7.96

Total Return	8.97%	(14.42)%		13.96%	5.83%	4.17%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$58,907	$55,719		$338,662	$156,238	$136,654
Ratios to Average Net Assets (excluding interest expense):
Net investment income including reimbursement/waiver	2.50%	4.05%		3.24%	6.13%	6.39%
Operating expenses including reimbursement/waiver	1.79%	1.97	%(c)	1.99%	1.99%	1.98	%(d)
Operating expenses excluding reimbursement/waiver	1.80%	2.08%		2.08%	2.14%	2.14%
Ratios to Average Net Assets (including interest expense):
Net investment income including reimbursement/waiver	2.50%	3.45%		2.78%	3.95%	5.15%
Operating expenses including reimbursement/waiver	1.79%	2.57	%(c)	2.46%	4.17%	3.22	%(d)
Operating expenses excluding reimbursement/waiver	1.80%	2.68%		2.55%	4.32%	3.39%
Portfolio Turnover Rate	168%	125%		63%	133%	89%

(a) Prior to May 1, 2011, the Forward Credit Analysis Long/Short Fund was known as the Forward Long/Short Credit Analysis Fund.

(b) Per share amounts are based upon average shares outstanding.

(c) Effective October 1, 2013, the annual expense limitation rate changed from 1.99% to 1.79%.

(d) Effective May 1, 2010, the annual expense limitation rate changed from 1.95% to 1.99%.

See Notes to Financial Statements	135	December 31, 2014

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Credit Analysis Long/Short Fund

	Institutional Class
	Year Ended December 31, 2014	Year Ended December 31, 2013		Year Ended December 31, 2012	Year Ended December 31, 2011(a)	Year Ended December 31, 2010
Net Asset Value, Beginning of Period	$7.01	$8.88		$8.04	$7.91	$8.03
Income/(Loss) from Operations:
Net investment income	0.22 (b)	0.32	(b)	0.27 (b)	0.34 (b)	0.48
Net realized and unrealized gain/(loss) on investments	0.44	(1.56)		0.88	0.15	(0.11)

Total from Investment Operations	0.66	(1.24)		1.15	0.49	0.37

Less Distributions:
From investment income	(0.23)	(0.44)		(0.25)	(0.34)	(0.42)
From capital gains	—	(0.19)		(0.06)	(0.02)	(0.07)

Total Distributions	(0.23)	(0.63)		(0.31)	(0.36)	(0.49)

Net Increase/(Decrease) in Net Asset Value	0.43	(1.87)		0.84	0.13	(0.12)

Net Asset Value, End of Period	$7.44	$7.01		$8.88	$8.04	$7.91

Total Return	9.47%	(14.20)%		14.43%	6.23%	4.54%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$19,366	$43,298		$214,229	$38,790	$16,994
Ratios to Average Net Assets (excluding interest expense):
Net investment income including reimbursement/waiver	2.97%	4.41%		3.51%	6.39%	6.82%
Operating expenses including reimbursement/waiver	1.44%	1.61	%(c)	1.64%	1.64%	1.63	%(d)
Operating expenses excluding reimbursement/waiver	1.50%	1.74%		1.74%	1.79%	1.80%
Ratios to Average Net Assets (including interest expense):
Net investment income including reimbursement/waiver	2.97%	3.81%		3.05%	4.21%	5.57%
Operating expenses including reimbursement/waiver	1.44%	2.21	%(c)	2.11%	3.82%	2.88	%(d)
Operating expenses excluding reimbursement/waiver	1.50%	2.34%		2.21%	3.97%	3.06%
Portfolio Turnover Rate	168%	125%		63%	133%	89%

(a) Prior to May 1, 2011, the Forward Credit Analysis Long/Short Fund was known as the Forward Long/Short Credit Analysis Fund.

(b) Per share amounts are based upon average shares outstanding.

(c) Effective October 1, 2013, the annual expense limitation rate changed from 1.64% to 1.44%.

(d) Effective May 1, 2010, the annual expense limitation rate changed from 1.60% to 1.64%.

December 31, 2014	136	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Credit Analysis Long/Short Fund

	Class A
	Year Ended December 31, 2014	Year Ended December 31, 2013		Year Ended December 31, 2012	Year Ended December 31, 2011(a)	Period Ended December 31, 2010(b)
Net Asset Value, Beginning of Period	$7.04	$8.90		$8.08	$7.95	$8.70
Income/(Loss) from Operations:
Net investment income	0.17 (c)	0.28	(c)	0.22 (c)	0.31 (c)	0.14
Net realized and unrealized gain/(loss) on investments	0.45	(1.56)		0.88	0.14	(0.63)

Total from Investment Operations	0.62	(1.28)		1.10	0.45	(0.49)

Less Distributions:
From investment income	(0.19)	(0.39)		(0.22)	(0.30)	(0.19)
From capital gains	—	(0.19)		(0.06)	(0.02)	(0.07)

Total Distributions	(0.19)	(0.58)		(0.28)	(0.32)	(0.26)

Net Increase/(Decrease) in Net Asset Value	0.43	(1.86)		0.82	0.13	(0.75)

Net Asset Value, End of Period	$7.47	$7.04		$8.90	$8.08	$7.95

Total Return(d)	8.85%	(14.60)%		13.69%	5.68%	(5.69	)%(e)
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$4,228	$4,576		$18,480	$1,621	$2,360
Ratios to Average Net Assets (excluding interest expense):
Net investment income including reimbursement/waiver	2.35%	3.93%		2.96%	6.06%	5.63	%(f)
Operating expenses including reimbursement/waiver	1.94%	2.11	%(g)	2.14%	2.14%	2.14	%(f)
Operating expenses excluding reimbursement/waiver	1.96%	2.24%		2.24%	2.29%	2.36	%(f)
Ratios to Average Net Assets (including interest expense):
Net investment income including reimbursement/waiver	2.35%	3.33%		2.49%	3.88%	4.46	%(f)
Operating expenses including reimbursement/waiver	1.94%	2.71	%(g)	2.61%	4.32%	3.31	%(f)
Operating expenses excluding reimbursement/waiver	1.96%	2.84%		2.71%	4.47%	3.53	%(f)
Portfolio Turnover Rate	168%	125%		63%	133%	89	%(h)

(a) Prior to May 1, 2011, the Forward Credit Analysis Long/Short Fund was known as the Forward Long/Short Credit Analysis Fund.

(b) The Fund began offering Class A shares on September 1, 2010.

(c) Per share amounts are based upon average shares outstanding.

(d) Total return does not reflect the effect of sales charges.

(e) Not Annualized.

(f) Annualized.

(g) Effective October 1, 2013, the annual expense limitation rate changed from 2.14% to 1.94%.

(h) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2010.

See Notes to Financial Statements	137	December 31, 2014

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Credit Analysis Long/Short Fund

	Class C
	Year Ended December 31, 2014	Year Ended December 31, 2013		Year Ended December 31, 2012	Year Ended December 31, 2011(a)	Year Ended December 31, 2010
Net Asset Value, Beginning of Period	$7.07	$8.93		$8.09	$7.97	$8.10
Income/(Loss) from Operations:
Net investment income	0.14 (b)	0.24	(b)	0.19 (b)	0.27 (b)	0.39
Net realized and unrealized gain/(loss) on investments	0.45	(1.56)		0.88	0.13	(0.10)

Total from Investment Operations	0.59	(1.32)		1.07	0.40	0.29

Less Distributions:
From investment income	(0.15)	(0.35)		(0.17)	(0.26)	(0.35)
From capital gains	—	(0.19)		(0.06)	(0.02)	(0.07)

Total Distributions	(0.15)	(0.54)		(0.23)	(0.28)	(0.42)

Net Increase/(Decrease) in Net Asset Value	0.44	(1.86)		0.84	0.12	(0.13)

Net Asset Value, End of Period	$7.51	$7.07		$8.93	$8.09	$7.97

Total Return(c)	8.46%	(14.98)%		13.33%	5.07%	3.50%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$9,466	$10,744		$29,013	$15,550	$15,357
Ratios to Average Net Assets (excluding interest expense):
Net investment income including reimbursement/waiver	1.89%	3.48%		2.67%	5.51%	5.75%
Operating expenses including reimbursement/waiver	2.39%	2.56	%(d)	2.59%	2.59%	2.58	%(e)
Operating expenses excluding reimbursement/waiver	2.41%	2.69%		2.68%	2.74%	2.76%
Ratios to Average Net Assets (including interest expense):
Net investment income including reimbursement/waiver	1.89%	2.88%		2.21%	3.33%	4.51%
Operating expenses including reimbursement/waiver	2.39%	3.16	%(d)	3.06%	4.77%	3.82	%(e)
Operating expenses excluding reimbursement/waiver	2.41%	3.29%		3.15%	4.92%	4.00%
Portfolio Turnover Rate	168%	125%		63%	133%	89%

(a) Prior to May 1, 2011, the Forward Credit Analysis Long/Short Fund was known as the Forward Long/Short Credit Analysis Fund.

(b) Per share amounts are based upon average shares outstanding.

(c) Total return does not reflect the effect of sales charges.

(d) Effective October 1, 2013, the annual expense limitation rate changed from 2.59% to 2.39%.

(e) Effective May 1, 2010, the annual expense limitation rate changed from 2.55% to 2.59%.

December 31, 2014	138	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Credit Analysis Long/Short Fund

	Advisor Class
	Year Ended December 31, 2014	Year Ended December 31, 2013(a)		Year Ended December 31, 2012	Year Ended December 31, 2011(b)	Period Ended December 31, 2010(c)
Net Asset Value, Beginning of Period	$7.01	$8.88		$8.04	$7.91	$8.17
Income/(Loss) from Operations:
Net investment income	0.21 (d)	0.32	(d)	0.26 (d)	0.35 (d)	0.40
Net realized and unrealized gain/(loss) on investments	0.44	(1.56)		0.89	0.14	(0.17)

Total from Investment Operations	0.65	(1.24)		1.15	0.49	0.23

Less Distributions:
From investment income	(0.22)	(0.44)		(0.25)	(0.34)	(0.42)
From capital gains	—	(0.19)		(0.06)	(0.02)	(0.07)

Total Distributions	(0.22)	(0.63)		(0.31)	(0.36)	(0.49)

Net Increase/(Decrease) in Net Asset Value	0.43	(1.87)		0.84	0.13	(0.26)

Net Asset Value, End of Period	$7.44	$7.01		$8.88	$8.04	$7.91

Total Return	9.41%	(14.24)%		14.43%	6.24%	2.73	%(e)
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$10,114	$11,800		$101,263	$4,120	$4,930
Ratios to Average Net Assets (excluding interest expense):
Net investment income including reimbursement/waiver	2.81%	4.34%		3.44%	6.54%	6.85	%(f)
Operating expenses including reimbursement/waiver	1.49%	1.65	%(g)	1.64%	1.64%	1.63	%(f)(h)
Operating expenses excluding reimbursement/waiver	1.51%	1.75%		1.74%	1.79%	1.85	%(f)
Ratios to Average Net Assets (including interest expense):
Net investment income including reimbursement/waiver	2.81%	3.74%		2.97%	4.36%	5.50	%(f)
Operating expenses including reimbursement/waiver	1.49%	2.25	%(g)	2.11%	3.82%	2.98	%(f)(h)
Operating expenses excluding reimbursement/waiver	1.51%	2.36%		2.20%	3.97%	3.20	%(f)
Portfolio Turnover Rate	168%	125%		63%	133%	89	%(i)

(a) Prior to May 1, 2013, the Forward Credit Analysis Long/Short Fund Advisor Class was known as the Forward Credit Analysis Long/Short Fund Class M.

(b) Prior to May 1, 2011, the Forward Credit Analysis Long/Short Fund was known as the Forward Long/Short Credit Analysis Fund.

(c) The Fund began offering Advisor Class shares on February 1, 2010.

(d) Per share amounts are based upon average shares outstanding.

(e) Not Annualized.

(f) Annualized.

(g) Effective May 1, 2013, the annual expense limitation rate changed from 1.64% to 1.69%. Effective October 1, 2013, the annual expense limitation rate changed from 1.69% to 1.49%.

(h) Effective May 1, 2010, the annual expense limitation rate changed from 1.60% to 1.64%.

(i) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2010.

See Notes to Financial Statements	139	December 31, 2014

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Dynamic Income Fund

	Institutional Class
	Year Ended December 31, 2014		Period Ended December 31, 2013(a)
Net Asset Value, Beginning of Period	$24.93		$25.00
Income/(Loss) from Operations:
Net investment income(b)	2.45		0.77
Net realized and unrealized gain on investments	1.57		0.03

Total from Investment Operations	4.02		0.80

Less Distributions:
From investment income	(2.15)		(0.82)
From capital gains	(0.24)		(0.01)
Tax return of capital	—		(0.04)

Total Distributions	(2.39)		(0.87)

Net Increase/(Decrease) in Net Asset Value	1.63		(0.07)

Net Asset Value, End of Period	$26.56		$24.93

Total Return	16.75%		3.25	%(c)
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$30,165		$2,987
Ratios to Average Net Assets:
Net investment income including reimbursement/waiver	9.40%		7.43	%(d)
Operating expenses including reimbursement/waiver	1.20	%(e)	1.29	%(d)
Operating expenses excluding reimbursement/waiver	1.96%		5.67	%(d)
Portfolio Turnover Rate	739%		755	%(c)

(a) The Fund began offering Institutional Class shares on August 1, 2013.

(b) Per share amounts are based upon average shares outstanding.

(c) Not Annualized.

(d) Annualized.

(e) Effective December 1, 2014, the annual expense limitation rate changed from 1.29% to 0.99%.

December 31, 2014	140	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Dynamic Income Fund

	Class A
	Year Ended December 31, 2014		Period Ended December 31, 2013(a)
Net Asset Value, Beginning of Period	$24.91		$25.00
Income/(Loss) from Operations:
Net investment income(b)	2.92		0.68
Net realized and unrealized gain on investments	0.97		0.07

Total from Investment Operations	3.89		0.75

Less Distributions:
From investment income	(2.03)		(0.79)
From capital gains	(0.24)		(0.01)
Tax return of capital	—		(0.04)

Total Distributions	(2.27)		(0.84)

Net Increase/(Decrease) in Net Asset Value	1.62		(0.09)

Net Asset Value, End of Period	$26.53		$24.91

Total Return(c)	16.19%		3.05	%(d)
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$8,485		$224
Ratios to Average Net Assets:
Net investment income including reimbursement/waiver	11.50%		6.58	%(e)
Operating expenses including reimbursement/waiver	1.67	%(f)	1.79	%(e)
Operating expenses excluding reimbursement/waiver	2.35%		6.10	%(e)
Portfolio Turnover Rate	739%		755	%(d)

(a) The Fund began offering Class A shares on August 1, 2013.

(b) Per share amounts are based upon average shares outstanding.

(c) Total return does not reflect the effect of sales charges.

(d) Not Annualized.

(e) Annualized.

(f) Effective December 1, 2014, the annual expense limitation rate changed from 1.79% to 1.49%.

See Notes to Financial Statements	141	December 31, 2014

Financial Highlights

For a share outstanding throughout the periods presented.

Forward EM Corporate Debt Fund

	Investor Class
	Year Ended December 31, 2014		Year Ended December 31, 2013		Year Ended December 31, 2012	Year Ended December 31, 2011(a)	Year Ended December 31, 2010
Net Asset Value, Beginning of Period	$9.41		$9.98		$9.10	$11.05	$10.60
Income/(Loss) from Operations:
Net investment income	0.70	(b)	0.65	(b)	0.62 (b)	0.61 (b)	0.42
Net realized and unrealized gain/(loss) on investments	(0.76)		(0.62)		0.70	(0.89)	0.25

Total from Investment Operations	(0.06)		0.03		1.32	(0.28)	0.67

Less Distributions:
From investment income	(0.59)		(0.60)		(0.44)	(1.67)	(0.22)

Total Distributions	(0.59)		(0.60)		(0.44)	(1.67)	(0.22)

Net Increase/(Decrease) in Net Asset Value	(0.65)		(0.57)		0.88	(1.95)	0.45

Net Asset Value, End of Period	$8.76		$9.41		$9.98	$9.10	$11.05

Total Return	(0.76)%		0.48%		14.63%	(2.73)%	6.47%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$346,733		$304,150		$168,003	$4,702	$5,924
Ratios to Average Net Assets (excluding interest expense):
Net investment income including reimbursement/waiver/recoupment of past waived fees by advisor	7.62%		6.78%		6.37%	5.35%	3.80%
Operating expenses including reimbursement/waiver/recoupment of past waived fees by advisor	1.36	%(c)	1.34	%(d)	1.35%	1.39%	1.39%
Operating expenses excluding reimbursement/waiver	1.36%		1.35%		1.36%	1.89%	1.90%
Ratios to Average Net Assets (including interest expense):
Net investment income including reimbursement/waiver/recoupment of past waived fees by advisor	7.46%		6.69%		n/a	n/a	n/a
Operating expenses including reimbursement/waiver/recoupment of past waived fees by advisor	1.52	%(c)	1.42	%(d)	n/a	n/a	n/a
Operating expenses excluding reimbursement/waiver	1.52%		1.44%		n/a	n/a	n/a
Portfolio Turnover Rate	70%		85%		91%	357%	74%

(a) Prior to May 1, 2011, the Forward EM Corporate Debt Fund was known as the Forward International Fixed Income Fund.

(b) Per share amounts are based upon average shares outstanding.

(c) Effective May 1, 2014, the expense limitation agreement expired.

(d) Effective May 1, 2013, the annual expense limitation rate changed from 1.39% to 1.34%.

December 31, 2014	142	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward EM Corporate Debt Fund

	Institutional Class
	Year Ended December 31, 2014		Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011(a)	Year Ended December 31, 2010
Net Asset Value, Beginning of Period	$9.35		$9.91	$9.04	$11.02	$10.55
Income/(Loss) from Operations:
Net investment income	0.72	(b)	0.67 (b)	0.65 (b)	0.68 (b)	0.48
Net realized and unrealized gain/(loss) on investments	(0.75)		(0.60)	0.70	(0.92)	0.23

Total from Investment Operations	(0.03)		0.07	1.35	(0.24)	0.71

Less Distributions:
From investment income	(0.63)		(0.63)	(0.48)	(1.74)	(0.24)

Total Distributions	(0.63)		(0.63)	(0.48)	(1.74)	(0.24)

Net Increase/(Decrease) in Net Asset Value	(0.66)		(0.56)	0.87	(1.98)	0.47

Net Asset Value, End of Period	$8.69		$9.35	$9.91	$9.04	$11.02

Total Return	(0.42)%		0.92%	15.06%	(2.40)%	6.91%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$41,555		$35,001	$33,773	$7,613	$17,469
Ratios to Average Net Assets (excluding interest expense):
Net investment income including reimbursement/waiver/recoupment of past waived fees by advisor	7.92%		6.99%	6.67%	6.10%	4.22%
Operating expenses including reimbursement/waiver/recoupment of past waived fees by advisor	1.01	%(c)	0.98%	0.99%	0.99%	0.99%
Operating expenses excluding reimbursement/waiver	1.01%		0.98%	1.01%	1.49%	1.45%
Ratios to Average Net Assets (including interest expense):
Net investment income including reimbursement/waiver/recoupment of past waived fees by advisor	7.76%		6.90%	n/a	n/a	n/a
Operating expenses including reimbursement/waiver/recoupment of past waived fees by advisor	1.17	%(c)	1.06%	n/a	n/a	n/a
Operating expenses excluding reimbursement/waiver	1.17%		1.06%	n/a	n/a	n/a
Portfolio Turnover Rate	70%		85%	91%	357%	74%

(a) Prior to May 1, 2011, the Forward EM Corporate Debt Fund was known as the Forward International Fixed Income Fund.

(b) Per share amounts are based upon average shares outstanding.

(c) Effective May 1, 2014, the expense limitation agreement expired.

See Notes to Financial Statements	143	December 31, 2014

Financial Highlights

For a share outstanding throughout the periods presented.

Forward EM Corporate Debt Fund

	Class C
	Year Ended December 31, 2014		Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011(a)	Year Ended December 31, 2010
Net Asset Value, Beginning of Period	$9.45		$10.01	$9.13	$11.08	$10.66
Income/(Loss) from Operations:
Net investment income	0.64	(b)	0.58 (b)	0.54 (b)	0.52 (b)	0.44
Net realized and unrealized gain/(loss) on investments	(0.76)		(0.60)	0.73	(0.87)	0.17

Total from Investment Operations	(0.12)		(0.02)	1.27	(0.35)	0.61

Less Distributions:
From investment income	(0.54)		(0.54)	(0.39)	(1.60)	(0.19)

Total Distributions	(0.54)		(0.54)	(0.39)	(1.60)	(0.19)

Net Increase/(Decrease) in Net Asset Value	(0.66)		(0.56)	0.88	(1.95)	0.42

Net Asset Value, End of Period	$8.79		$9.45	$10.01	$9.13	$11.08

Total Return(c)	(1.44)%		(0.03)%	13.99%	(3.31)%	5.87%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$2,162		$1,915	$1,695	$1,142	$2,345
Ratios to Average Net Assets (excluding interest expense):
Net investment income including reimbursement/waiver/recoupment of past waived fees by advisor	7.00%		6.04%	5.56%	4.54%	3.24%
Operating expenses including reimbursement/waiver/recoupment of past waived fees by advisor	1.96	%(d)	1.93%	1.94%	1.94%	1.94%
Operating expenses excluding reimbursement/waiver	1.96%		1.93%	2.03%	2.48%	2.38%
Ratios to Average Net Assets (including interest expense):
Net investment income including reimbursement/waiver/recoupment of past waived fees by advisor	6.84%		5.95%	n/a	n/a	n/a
Operating expenses including reimbursement/waiver/recoupment of past waived fees by advisor	2.12	%(d)	2.02%	n/a	n/a	n/a
Operating expenses excluding reimbursement/waiver	2.12%		2.02%	n/a	n/a	n/a
Portfolio Turnover Rate	70%		85%	91%	357%	74%

(a) Prior to May 1, 2011, the Forward EM Corporate Debt Fund was known as the Forward International Fixed Income Fund.

(b) Per share amounts are based upon average shares outstanding.

(c) Total return does not reflect the effect of sales charges.

(d) Effective May 1, 2014, the expense limitation agreement expired.

December 31, 2014	144	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the period presented.

Forward EM Corporate Debt Fund

	Advisor Class
	Period Ended December 31, 2014(a)
Net Asset Value, Beginning of Period	$9.28
Income/(Loss) from Operations:
Net investment income(b)	0.67
Net realized and unrealized loss on investments	(0.80)

Total from Investment Operations	(0.13)

Less Distributions:
From investment income	(0.47)

Total Distributions	(0.47)

Net Decrease in Net Asset Value	(0.60)

Net Asset Value, End of Period	$8.68

Total Return	(1.43	)%(c)
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$2,943
Ratios to Average Net Assets (excluding interest expense):
Net investment income	7.34	%(d)
Operating expenses	1.05	%(d)
Ratios to Average Net Assets (including interest expense):
Net investment income	7.18	%(d)
Operating expenses	1.21	%(d)
Portfolio Turnover Rate	70	%(e)

(a) The Fund began offering Advisor Class shares on May 1, 2014.

(b) Per share amounts are based upon average shares outstanding.

(c) Not Annualized.

(d) Annualized.

(e) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2014.

See Notes to Financial Statements	145	December 31, 2014

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Emerging Markets Fund

	Investor Class
	Year Ended December 31, 2014	Year Ended December 31, 2013		Year Ended December 31, 2012		Year Ended December 31, 2011	Year Ended December 31, 2010
Net Asset Value, Beginning of Period	$10.59	$10.58		$9.55		$20.97	$21.47
Income/(Loss) from Operations:
Net investment income	0.13 (a)	0.16	(a)	0.07	(a)	0.11 (a)	0.00 (b)
Net realized and unrealized gain/(loss) on investments	(0.29)	0.00	(b)	1.64		(4.61)	3.43

Total from Investment Operations	(0.16)	0.16		1.71		(4.50)	3.43

Less Distributions:
From investment income	(0.19)	(0.15)		(0.01)		(0.57)	(0.25)
From capital gains	—	—		(0.67)		(6.35)	(3.68)

Total Distributions	(0.19)	(0.15)		(0.68)		(6.92)	(3.93)

Net Increase/(Decrease) in Net Asset Value	(0.35)	0.01		1.03		(11.42)	(0.50)

Net Asset Value, End of Period	$10.24	$10.59		$10.58		$9.55	$20.97

Total Return	(1.52)%	1.54%		18.14%		(22.33)%	16.56%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$3,819	$4,898		$5,934		$23,498	$49,997
Ratios to Average Net Assets:
Net investment income including reimbursement/waiver	1.20%	1.45%		0.65%		0.55%	0.01%
Operating expenses including reimbursement/waiver	1.74%	1.76	%(c)	1.80	%(d)	1.79%	1.79%
Operating expenses excluding reimbursement/waiver	2.46%	2.55%		2.78%		2.15%	2.02%
Portfolio Turnover Rate	72%	88%		150%		102%	129%

(a) Per share amounts are based upon average shares outstanding.

(b) Amount represents less than $0.01 per share.

(c) Effective May 1, 2013, the annual expense limitation rate changed from 1.79% to 1.74%.

(d) Effective May 1, 2012, the annual expense limitation rate changed from 1.79% to 1.89%. Effective September 1, 2012, the annual expense limitation rate changed from 1.89% to 1.79%.

December 31, 2014	146	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Emerging Markets Fund

	Institutional Class
	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012		Year Ended December 31, 2011	Year Ended December 31, 2010
Net Asset Value, Beginning of Period	$10.72	$10.67	$9.76		$21.31	$21.76
Income/(Loss) from Operations:
Net investment income(a)	0.15	0.18	0.13		0.15	0.12
Net realized and unrealized gain/(loss) on investments	(0.27)	0.03	1.67		(4.70)	3.45

Total from Investment Operations	(0.12)	0.21	1.80		(4.55)	3.57

Less Distributions:
From investment income	(0.22)	(0.16)	(0.22)		(0.65)	(0.34)
From capital gains	—	—	(0.67)		(6.35)	(3.68)

Total Distributions	(0.22)	(0.16)	(0.89)		(7.00)	(4.02)

Net Increase/(Decrease) in Net Asset Value	(0.34)	0.05	0.91		(11.55)	(0.45)

Net Asset Value, End of Period	$10.38	$10.72	$10.67		$9.76	$21.31

Total Return	(1.12)%	1.97%	18.65%		(22.21)%	17.12%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$5,862	$7,033	$4,517		$31,484	$157,970
Ratios to Average Net Assets:
Net investment income including reimbursement/waiver	1.35%	1.64%	1.25%		0.76%	0.62%
Operating expenses including reimbursement/waiver	1.39%	1.39%	1.41	%(b)	1.39%	1.39%
Operating expenses excluding reimbursement/waiver	2.14%	2.04%	2.22%		1.76%	1.59%
Portfolio Turnover Rate	72%	88%	150%		102%	129%

(a) Per share amounts are based upon average shares outstanding.

(b) Effective May 1, 2012, the annual expense limitation rate changed from 1.39% to 1.49%. Effective September 1, 2012, the annual expense limitation rate changed from 1.49% to 1.39%.

See Notes to Financial Statements	147	December 31, 2014

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Emerging Markets Fund

	Advisor Class
	Year Ended December 31, 2014	Year Ended December 31, 2013(a)		Year Ended December 31, 2012		Year Ended December 31, 2011	Period Ended December 31, 2010(b)
Net Asset Value, Beginning of Period	$11.03	$10.98		$9.86		$21.34	$20.49
Income/(Loss) from Operations:
Net investment income	0.16 (c)	0.18	(c)	0.15	(c)	0.17 (c)	0.06
Net realized and unrealized gain/(loss) on investments	(0.30)	0.03		1.67		(4.67)	4.78

Total from Investment Operations	(0.14)	0.21		1.82		(4.50)	4.84

Less Distributions:
From investment income	(0.21)	(0.16)		(0.03)		(0.63)	(0.31)
From capital gains	—	—		(0.67)		(6.35)	(3.68)

Total Distributions	(0.21)	(0.16)		(0.70)		(6.98)	(3.99)

Net Increase/(Decrease) in Net Asset Value	(0.35)	0.05		1.12		(11.48)	0.85

Net Asset Value, End of Period	$10.68	$11.03		$10.98		$9.86	$21.34

Total Return	(1.22)%	1.90%		18.71%		(21.96)%	24.30	%(d)
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$1,552	$1,253		$697		$180	$340
Ratios to Average Net Assets:
Net investment income including reimbursement/waiver	1.40%	1.60%		1.42%		0.86%	0.35	%(e)
Operating expenses including reimbursement/waiver	1.44%	1.43	%(f)	1.39	%(g)	1.39%	1.39	%(e)
Operating expenses excluding reimbursement/waiver	2.18%	2.08%		2.72%		1.74%	1.64	%(e)
Portfolio Turnover Rate	72%	88%		150%		102%	129	%(h)

(a) Prior to May 1, 2013, the Forward Emerging Markets Fund Advisor Class was known as the Forward Emerging Markets Fund Class M.

(b) The Fund began offering Advisor Class shares on February 1, 2010.

(c) Per share amounts are based upon average shares outstanding.

(d) Not Annualized.

(e) Annualized.

(f) Effective May 1, 2013, the annual expense limitation rate changed from 1.39% to 1.44%.

(g) Effective May 1, 2012, the annual expense limitation rate changed from 1.39% to 1.49%. Effective September 1, 2012, the annual expense limitation rate changed from 1.49% to 1.39%.

(h) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2010.

December 31, 2014	148	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Equity Long/Short Fund

	Investor Class
	Year Ended December 31, 2014(a)		Year Ended December 31, 2013	Year Ended December 31, 2012(b)
Net Asset Value, Beginning of Period	$29.29		$25.82	$25.00
Income/(Loss) from Operations:
Net investment loss(c)	(0.47)		(0.62)	(0.50)
Net realized and unrealized gain on investments	0.26		5.80	1.32

Total from Investment Operations	(0.21)		5.18	0.82

Less Distributions:
From capital gains	(3.73)		(1.71)	—

Total Distributions	(3.73)		(1.71)	—

Net Increase/(Decrease) in Net Asset Value	(3.94)		3.47	0.82

Net Asset Value, End of Period	$25.35		$29.29	$25.82

Total Return	(0.74)%		20.24%	3.28	%(d)
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$246		$230	$206
Ratios to Average Net Assets (excluding interest and dividends on short sales expense):
Net investment loss including reimbursement/waiver	(1.23)%		(1.64)%	(1.44	)%(e)
Operating expenses including reimbursement/waiver	2.29	%(f)	2.20%	2.34	%(e)
Operating expenses excluding reimbursement/waiver	4.85%		3.03%	3.98	%(e)
Ratios to Average Net Assets (including interest and dividends on short sales expense):
Net investment loss including reimbursement/waiver	(1.65)%		(2.27)%	(1.96	)%(e)
Operating expenses including reimbursement/waiver	2.71	%(f)	2.82%	2.85	%(e)
Operating expenses excluding reimbursement/waiver	5.27%		3.65%	4.49	%(e)
Portfolio Turnover Rate	299%		283%	283	%(d)

(a) Prior to August 1, 2014, the Forward Equity Long/Short Fund was known as the Forward Endurance Long/Short Fund.

(b) The Fund began offering Investor Class shares on January 3, 2012.

(c) Per share amounts are based upon average shares outstanding.

(d) Not Annualized.

(e) Annualized.

(f) Effective October 1, 2014, the annual expense limitation rate changed from 2.34% to 2.14%.

See Notes to Financial Statements	149	December 31, 2014

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Equity Long/Short Fund

	Institutional Class
	Year Ended December 31, 2014(a)		Year Ended December 31, 2013	Year Ended December 31, 2012(b)
Net Asset Value, Beginning of Period	$29.47		$25.91	$25.00
Income/(Loss) from Operations:
Net investment loss(c)	(0.46)		(0.53)	(0.43)
Net realized and unrealized gain on investments	0.35		5.84	1.34

Total from Investment Operations	(0.11)		5.31	0.91

Less Distributions:
From capital gains	(3.73)		(1.75)	—

Total Distributions	(3.73)		(1.75)	—

Net Increase/(Decrease) in Net Asset Value	(3.84)		3.56	0.91

Net Asset Value, End of Period	$25.63		$29.47	$25.91

Total Return	(0.39)%		20.66%	3.64	%(d)
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$2,382		$6,309	$4,652
Ratios to Average Net Assets (excluding interest and dividends on short sales expense):
Net investment loss including reimbursement/waiver	(1.19)%		(1.28)%	(1.16	)%(e)
Operating expenses including reimbursement/waiver	1.96	%(f)	1.83%	1.98	%(e)
Operating expenses excluding reimbursement/waiver	3.82%		2.68%	3.02	%(e)
Ratios to Average Net Assets (including interest and dividends on short sales expense):
Net investment loss including reimbursement/waiver	(1.61)%		(1.90)%	(1.68	)%(e)
Operating expenses including reimbursement/waiver	2.38	%(f)	2.45%	2.50	%(e)
Operating expenses excluding reimbursement/waiver	4.24%		3.31%	3.53	%(e)
Portfolio Turnover Rate	299%		283%	283	%(d)

(a) Prior to August 1, 2014, the Forward Equity Long/Short Fund was known as the Forward Endurance Long/Short Fund.

(b) The Fund began offering Institutional Class shares on January 3, 2012.

(c) Per share amounts are based upon average shares outstanding.

(d) Not Annualized.

(e) Annualized.

(f) Effective October 1, 2014, the annual expense limitation rate changed from 1.99% to 1.79%.

December 31, 2014	150	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Global Dividend Fund

	Investor Class
	Year Ended December 31, 2014	Year Ended December 31, 2013(a)		Year Ended December 31, 2012		Period Ended December 31, 2011(b)
Net Asset Value, Beginning of Period	$12.07	$10.77		$10.37		$11.35
Income/(Loss) from Operations:
Net investment income(c)	0.44	0.39		0.43		0.19
Net realized and unrealized gain/(loss) on investments	(0.55)	1.32		0.49		(0.75)

Total from Investment Operations	(0.11)	1.71		0.92		(0.56)

Less Distributions:
From investment income	(0.47)	(0.41)		(0.48)		(0.42)
From capital gains	(0.25)	—		—		—
Tax return of capital	—	—		(0.04)		—

Total Distributions	(0.72)	(0.41)		(0.52)		(0.42)

Net Increase/(Decrease) in Net Asset Value	(0.83)	1.30		0.40		(0.98)

Net Asset Value, End of Period	$11.24	$12.07		$10.77		$10.37

Total Return	(1.00)%	16.10%		9.02%		(4.98	)%(d)
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$428	$458		$3,266		$63
Ratios to Average Net Assets:
Net investment income including reimbursement/waiver	3.71%	3.33%		4.67%		2.67	%(e)
Operating expenses including reimbursement/waiver	1.34%	1.28	%(f)	1.26	%(g)	1.34	%(e)
Operating expenses excluding reimbursement/waiver	2.01%	1.75%		1.96%		1.95	%(e)
Portfolio Turnover Rate	72%	142%		53%		101	%(h)

(a) Prior to February 20, 2013 the Forward Global Dividend Fund was known as the Forward Large Cap Dividend Fund.

(b) The Fund began offering Investor Class shares on May 2, 2011. Prior to November 1, 2011, the Forward Large Cap Dividend Fund was known as the Forward Large Cap Equity Fund.

(c) Per share amounts are based upon average shares outstanding.

(d) Not Annualized.

(e) Annualized.

(f) Effective May 1, 2013, the annual expense limitation rate changed from 1.24% to 1.34%.

(g) Effective May 1, 2012, the annual expense limitation rate changed from 1.34% to 1.24%.

(h) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2011.

See Notes to Financial Statements	151	December 31, 2014

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Global Dividend Fund

	Institutional Class
	Year Ended December 31, 2014	Year Ended December 31, 2013(a)		Year Ended December 31, 2012		Year Ended December 31, 2011(b)	Year Ended December 31, 2010
Net Asset Value, Beginning of Period	$11.91	$10.62		$10.24		$10.21	$9.04
Income/(Loss) from Operations:
Net investment income(c)	0.57	0.47		0.60		0.35	0.11
Net realized and unrealized gain/(loss) on investments	(0.65)	1.27		0.34		0.13	1.15

Total from Investment Operations	(0.08)	1.74		0.94		0.48	1.26

Less Distributions:
From investment income	(0.51)	(0.45)		(0.52)		(0.45)	(0.09)
From capital gains	(0.25)	—		—		—	—
Tax return of capital	—	—		(0.04)		—	—

Total Distributions	(0.76)	(0.45)		(0.56)		(0.45)	(0.09)

Net Increase/(Decrease) in Net Asset Value	(0.84)	1.29		0.38		0.03	1.17

Net Asset Value, End of Period	$11.07	$11.91		$10.62		$10.24	$10.21

Total Return	(0.75)%	16.65%		9.35%		4.64%	13.98%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$1,908	$9,394		$9,756		$4,895	$2,898
Ratios to Average Net Assets:
Net investment income including reimbursement/waiver	4.76%	4.05%		5.65%		3.33%	1.22%
Operating expenses including reimbursement/waiver	0.99%	0.96	%(d)	0.91	%(e)	0.99%	0.99%
Operating expenses excluding reimbursement/waiver	1.58%	1.44%		1.44%		1.40%	1.35%
Portfolio Turnover Rate	72%	142%		53%		101%	73%

(a) Prior to February 20, 2013 the Forward Global Dividend Fund was known as the Forward Large Cap Dividend Fund.

(b) Prior to November 1, 2011, the Forward Large Cap Dividend Fund was known as the Forward Large Cap Equity Fund.

(c) Per share amounts are based upon average shares outstanding.

(d) Effective May 1, 2013, the annual expense limitation rate changed from 0.89% to 0.99%.

(e) Effective May 1, 2012, the annual expense limitation rate changed from 0.99% to 0.89%.

December 31, 2014	152	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Global Dividend Fund

	Class A
	Year Ended December 31, 2014	Year Ended December 31, 2013(a)		Year Ended December 31, 2012		Year Ended December 31, 2011(b)	Year Ended December 31, 2010
Net Asset Value, Beginning of Period	$12.08	$10.77		$10.38		$10.34	$9.17
Income/(Loss) from Operations:
Net investment income	0.43 (c)	0.42	(c)	0.51	(c)	0.30 (c)	0.07
Net realized and unrealized gain/(loss) on investments	(0.56)	1.29		0.39		0.12	1.16

Total from Investment Operations	(0.13)	1.71		0.90		0.42	1.23

Less Distributions:
From investment income	(0.45)	(0.40)		(0.48)		(0.38)	(0.06)
From capital gains	(0.25)	—		—		—	—
Tax return of capital	—	—		(0.03)		—	—

Total Distributions	(0.70)	(0.40)		(0.51)		(0.38)	(0.06)

Net Increase/(Decrease) in Net Asset Value	(0.83)	1.31		0.39		0.04	1.17

Net Asset Value, End of Period	$11.25	$12.08		$10.77		$10.38	$10.34

Total Return(d)	(1.14)%	16.02%		8.78%		4.09%	13.45%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$11,476	$11,630		$10,451		$9,369	$15,266
Ratios to Average Net Assets:
Net investment income including reimbursement/waiver	3.57%	3.57%		4.71%		2.83%	0.75%
Operating expenses including reimbursement/waiver	1.49%	1.46	%(e)	1.42	%(f)	1.49%	1.49%
Operating expenses excluding reimbursement/waiver	2.17%	1.94%		1.93%		1.87%	1.85%
Portfolio Turnover Rate	72%	142%		53%		101%	73%

(a) Prior to February 20, 2013 the Forward Global Dividend Fund was known as the Forward Large Cap Dividend Fund.

(b) Prior to November 1, 2011, the Forward Large Cap Dividend Fund was known as the Forward Large Cap Equity Fund.

(c) Per share amounts are based upon average shares outstanding.

(d) Total return does not reflect the effect of sales charges.

(e) Effective May 1, 2013, the annual expense limitation rate changed from 1.39% to 1.49%.

(f) Effective May 1, 2012, the annual expense limitation rate changed from 1.49% to 1.39%.

See Notes to Financial Statements	153	December 31, 2014

Financial Highlights

For a share outstanding throughout the periods presented.

Forward International Dividend Fund

	Investor Class
	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012		Year Ended December 31, 2011	Year Ended December 31, 2010(a)
Net Asset Value, Beginning of Period	$9.76	$9.12	$7.86		$9.49	$8.48
Income/(Loss) from Operations:
Net investment income(b)	0.50	0.49	0.60		0.47	0.20
Net realized and unrealized gain/(loss) on investments	(0.96)	0.59	1.07		(1.61)	1.32

Total from Investment Operations	(0.46)	1.08	1.67		(1.14)	1.52

Less Distributions:
From investment income	(0.52)	(0.44)	(0.41)		(0.49)	(0.51)

Total Distributions	(0.52)	(0.44)	(0.41)		(0.49)	(0.51)

Net Increase/(Decrease) in Net Asset Value	(0.98)	0.64	1.26		(1.63)	1.01

Net Asset Value, End of Period	$8.78	$9.76	$9.12		$7.86	$9.49

Total Return	(4.96)%	12.14%	21.54%		(12.45)%	17.97%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$140,810	$110,117	$48,875		$3,170	$4,100
Ratios to Average Net Assets (excluding interest expense):
Net investment income including reimbursement/waiver	5.35%	5.22%	7.01%		5.26%	2.31%
Operating expenses including reimbursement/waiver	1.34%	1.34%	1.36	%(c)	1.49%	1.51	%(d)
Operating expenses excluding reimbursement/waiver	1.45%	1.46%	1.69%		2.81%	3.92%
Ratios to Average Net Assets (including interest expense):
Net investment income including reimbursement/waiver	5.26%	5.11%	n/a		n/a	n/a
Operating expenses including reimbursement/waiver	1.43%	1.45%	n/a		n/a	n/a
Operating expenses excluding reimbursement/waiver	1.54%	1.57%	n/a		n/a	n/a
Portfolio Turnover Rate	95%	115%	92%		93%	113%

(a) Prior to May 1, 2010, the Forward International Dividend Fund was known as the Forward International Equity Fund.

(b) Per share amounts are based upon average shares outstanding.

(c) Effective May 1, 2012, the annual expense limitation rate changed from 1.49% to 1.34%.

(d) Effective May 1, 2010, the annual expense limitation rate changed from 1.34% to 1.60%. Effective December 1, 2010, the annual expense limitation rate changed from 1.60% to 1.49%.

December 31, 2014	154	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward International Dividend Fund

	Institutional Class
	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012		Year Ended December 31, 2011	Year Ended December 31, 2010(a)
Net Asset Value, Beginning of Period	$8.17	$7.70	$6.70		$8.12	$7.23
Income/(Loss) from Operations:
Net investment income(b)	0.45	0.42	0.57		0.44	0.21
Net realized and unrealized gain/(loss) on investments	(0.80)	0.52	0.86		(1.37)	1.11

Total from Investment Operations	(0.35)	0.94	1.43		(0.93)	1.32

Less Distributions:
From investment income	(0.55)	(0.47)	(0.43)		(0.49)	(0.43)

Total Distributions	(0.55)	(0.47)	(0.43)		(0.49)	(0.43)

Net Increase/(Decrease) in Net Asset Value	(0.90)	0.47	1.00		(1.42)	0.89

Net Asset Value, End of Period	$7.27	$8.17	$7.70		$6.70	$8.12

Total Return	(4.56)%	12.46%	21.90%		(12.01)%	18.30%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$84,982	$92,617	$82,719		$5,705	$1,721
Ratios to Average Net Assets (excluding interest expense):
Net investment income including reimbursement/waiver	5.73%	5.41%	7.78%		5.88%	2.86%
Operating expenses including reimbursement/waiver	0.99%	0.99%	1.01	%(c)	1.14%	1.16	%(d)
Operating expenses excluding reimbursement/waiver	1.10%	1.11%	1.33%		2.45%	3.54%
Ratios to Average Net Assets (including interest expense):
Net investment income including reimbursement/waiver	5.64%	5.30%	n/a		n/a	n/a
Operating expenses including reimbursement/waiver	1.08%	1.10%	n/a		n/a	n/a
Operating expenses excluding reimbursement/waiver	1.19%	1.22%	n/a		n/a	n/a
Portfolio Turnover Rate	95%	115%	92%		93%	113%

(a) Prior to May 1, 2010, the Forward International Dividend Fund was known as the Forward International Equity Fund.

(b) Per share amounts are based upon average shares outstanding.

(c) Effective May 1, 2012, the annual expense limitation rate changed from 1.14% to 0.99%.

(d) Effective May 1, 2010, the annual expense limitation rate changed from 0.99% to 1.25%. Effective December 1, 2010, the annual expense limitation rate changed from 1.25% to 1.14%.

See Notes to Financial Statements	155	December 31, 2014

Financial Highlights

For a share outstanding throughout the periods presented.

Forward International Dividend Fund

	Class A
	Year Ended December 31, 2014	Period Ended December 31, 2013(a)
Net Asset Value, Beginning of Period	$9.76	$9.95
Income/(Loss) from Operations:
Net investment income(b)	0.48	0.32
Net realized and unrealized loss on investments	(0.95)	(0.19)

Total from Investment Operations	(0.47)	0.13

Less Distributions:
From investment income	(0.51)	(0.32)

Total Distributions	(0.51)	(0.32)

Net Decrease in Net Asset Value	(0.98)	(0.19)

Net Asset Value, End of Period	$8.78	$9.76

Total Return(c)	(5.09)%	1.45	%(d)
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$4,046	$2,699
Ratios to Average Net Assets (excluding interest expense):
Net investment income including reimbursement/waiver	5.16%	5.16	%(e)
Operating expenses including reimbursement/waiver	1.49%	1.49	%(e)
Operating expenses excluding reimbursement/waiver	1.60%	1.61	%(e)
Ratios to Average Net Assets (including interest expense):
Net investment income including reimbursement/waiver	5.07%	5.05	%(e)
Operating expenses including reimbursement/waiver	1.58%	1.60	%(e)
Operating expenses excluding reimbursement/waiver	1.69%	1.72	%(e)
Portfolio Turnover Rate	95%	115	%(f)

(a) The Fund began offering Class A shares on May 1, 2013.

(b) Per share amounts are based upon average shares outstanding.

(c) Total return does not reflect the effect of sales charges.

(d) Not Annualized.

(e) Annualized.

(f) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2013.

December 31, 2014	156	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward International Dividend Fund

	Class C
	Year Ended December 31, 2014	Year Ended December 31, 2013	Period Ended December 31, 2012(a)
Net Asset Value, Beginning of Period	$9.74	$9.11	$8.31
Income/(Loss) from Operations:
Net investment income(b)	0.44	0.45	0.21
Net realized and unrealized gain/(loss) on investments	(0.95)	0.57	0.83

Total from Investment Operations	(0.51)	1.02	1.04

Less Distributions:
From investment income	(0.47)	(0.39)	(0.24)

Total Distributions	(0.47)	(0.39)	(0.24)

Net Increase/(Decrease) in Net Asset Value	(0.98)	0.63	0.80

Net Asset Value, End of Period	$8.76	$9.74	$9.11

Total Return(c)	(5.52)%	11.45%	12.56	%(d)
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$10,293	$7,629	$879
Ratios to Average Net Assets (excluding interest expense):
Net investment income including reimbursement/waiver	4.74%	4.84%	5.90	%(e)
Operating expenses including reimbursement/waiver	1.94%	1.94%	1.94	%(e)
Operating expenses excluding reimbursement/waiver	2.05%	2.07%	2.30	%(e)
Ratios to Average Net Assets (including interest expense):
Net investment income including reimbursement/waiver	4.65%	4.73%	n/a
Operating expenses including reimbursement/waiver	2.03%	2.05%	n/a
Operating expenses excluding reimbursement/waiver	2.14%	2.17%	n/a
Portfolio Turnover Rate	95%	115%	92	%(f)

(a) The Fund began offering Class C shares on July 31, 2012.

(b) Per share amounts are based upon average shares outstanding.

(c) Total return does not reflect the effect of sales charges.

(d) Not Annualized.

(e) Annualized.

(f) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2012.

See Notes to Financial Statements	157	December 31, 2014

Financial Highlights

For a share outstanding throughout the periods presented.

Forward International Dividend Fund

	Advisor Class
	Year Ended December 31, 2014	Year Ended December 31, 2013(a)		Year Ended December 31, 2012		Period Ended December 31, 2011(b)
Net Asset Value, Beginning of Period	$8.17	$7.70		$6.70		$8.56
Income/(Loss) from Operations:
Net investment income(c)	0.42	0.44		0.61		0.25
Net realized and unrealized gain/(loss) on investments	(0.77)	0.50		0.82		(1.64)

Total from Investment Operations	(0.35)	0.94		1.43		(1.39)

Less Distributions:
From investment income	(0.55)	(0.47)		(0.43)		(0.47)

Total Distributions	(0.55)	(0.47)		(0.43)		(0.47)

Net Increase/(Decrease) in Net Asset Value	(0.90)	0.47		1.00		(1.86)

Net Asset Value, End of Period	$7.27	$8.17		$7.70		$6.70

Total Return	(4.60)%	12.42%		21.90%		(16.68	)%(d)
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$72,641	$64,973		$19,269		$22
Ratios to Average Net Assets (excluding interest expense):
Net investment income including reimbursement/waiver	5.38%	5.61%		8.25%		5.48	%(e)
Operating expenses including reimbursement/waiver	1.04%	1.03	%(f)	0.99	%(g)	1.14	%(e)
Operating expenses excluding reimbursement/waiver	1.15%	1.15%		1.32%		2.50	%(e)
Ratios to Average Net Assets (including interest expense):
Net investment income including reimbursement/waiver	5.29%	5.50%		n/a		n/a
Operating expenses including reimbursement/waiver	1.13%	1.14	%(f)	n/a		n/a
Operating expenses excluding reimbursement/waiver	1.24%	1.26%		n/a		n/a
Portfolio Turnover Rate	95%	115%		92%		93	%(h)

(a) Prior to May 1, 2013, the Forward International Dividend Fund Advisor Class was known as the Forward International Dividend Fund Class M.

(b) The Fund began offering Advisor Class shares on May 2, 2011.

(c) Per share amounts are based upon average shares outstanding.

(d) Not Annualized.

(e) Annualized.

(f) Effective May 1, 2013, the annual expense limitation rate changed from 0.99% to 1.04%.

(g) Effective May 1, 2012, the annual expense limitation rate changed from 1.14% to 0.99%.

(h) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2011.

December 31, 2014	158	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward International Small Companies Fund

	Investor Class
	Year Ended December 31, 2014		Year Ended December 31, 2013	Year Ended December 31, 2012		Year Ended December 31, 2011	Year Ended December 31, 2010
Net Asset Value, Beginning of Period	$17.39		$13.85	$11.57		$14.54	$12.15
Income/(Loss) from Operations:
Net investment income	0.10	(a)	0.07 (a)	0.08	(a)	0.09 (a)	0.10
Net realized and unrealized gain/(loss) on investments	(1.58)		3.80	2.43		(2.93)	2.41

Total from Investment Operations	(1.48)		3.87	2.51		(2.84)	2.51

Less Distributions:
From investment income	(0.05)		(0.33)	(0.23)		(0.13)	(0.12)

Total Distributions	(0.05)		(0.33)	(0.23)		(0.13)	(0.12)

Net Increase/(Decrease) in Net Asset Value	(1.53)		3.54	2.28		(2.97)	2.39

Net Asset Value, End of Period	$15.86		$17.39	$13.85		$11.57	$14.54

Total Return	(8.51)%		27.95%	21.70%		(19.49)%	20.69%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$26,760		$38,523	$37,843		$51,814	$95,936
Ratios to Average Net Assets:
Net Investment income including reimbursement/waiver	0.57%		0.42%	0.66%		0.65%	0.60%
Operating expenses including reimbursement/waiver	1.65	%(b)	1.69%	1.70	%(c)	1.62%	1.64%
Operating expenses excluding reimbursement/waiver	1.67%		n/a	n/a		n/a	n/a
Portfolio Turnover Rate	65%		86%	109%		79%	82%

(a) Per share amounts are based upon average shares outstanding.

(b) Effective May 1, 2014, the Advisor agreed to limit expenses at 1.64%.

(c) Affiliated management fee waiver represents less than 0.005%.

See Notes to Financial Statements	159	December 31, 2014

Financial Highlights

For a share outstanding throughout the periods presented.

Forward International Small Companies Fund

	Institutional Class
	Year Ended December 31, 2014		Year Ended December 31, 2013	Year Ended December 31, 2012		Year Ended December 31, 2011	Year Ended December 31, 2010
Net Asset Value, Beginning of Period	$17.38		$13.84	$11.57		$14.55	$12.16
Income/(Loss) from Operations:
Net investment income	0.15	(a)	0.12 (a)	0.15	(a)	0.13 (a)	0.12
Net realized and unrealized gain/(loss) on investments	(1.58)		3.81	2.40		(2.92)	2.44

Total from Investment Operations	(1.43)		3.93	2.55		(2.79)	2.56

Less Distributions:
From investment income	(0.12)		(0.39)	(0.28)		(0.19)	(0.17)

Total Distributions	(0.12)		(0.39)	(0.28)		(0.19)	(0.17)

Net Increase/(Decrease) in Net Asset Value	(1.55)		3.54	2.27		(2.98)	2.39

Net Asset Value, End of Period	$15.83		$17.38	$13.84		$11.57	$14.55

Total Return	(8.17)%		28.42%	22.03%		(19.18)%	21.10%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$134,290		$166,601	$107,578		$280,888	$436,307
Ratios to Average Net Assets:
Net Investment income including reimbursement/waiver	0.89%		0.78%	1.14%		0.94%	0.94%
Operating expenses including reimbursement/waiver	1.30	%(b)	1.34%	1.34	%(c)	1.27%	1.27%
Operating expenses excluding reimbursement/waiver	1.32%		n/a	n/a		n/a	n/a
Portfolio Turnover Rate	65%		86%	109%		79%	82%

(a) Per share amounts are based upon average shares outstanding.

(b) Effective May 1, 2014, the Advisor agreed to limit expenses at 1.29%.

(c) Affiliated management fee waiver represents less than 0.005%.

December 31, 2014	160	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward International Small Companies Fund

	Advisor Class
	Year Ended December 31, 2014		Year Ended December 31, 2013(a)	Year Ended December 31, 2012		Year Ended December 31, 2011	Period Ended December 31, 2010(b)
Net Asset Value, Beginning of Period	$17.39		$13.84	$11.57		$14.55	$12.04
Income/(Loss) from Operations:
Net investment income	0.11	(c)	0.15 (c)	0.17	(c)	0.15 (c)	0.13
Net realized and unrealized gain/(loss) on investments	(1.53)		3.77	2.38		(2.94)	2.55

Total from Investment Operations	(1.42)		3.92	2.55		(2.79)	2.68

Less Distributions:
From investment income	(0.12)		(0.37)	(0.28)		(0.19)	(0.17)

Total Distributions	(0.12)		(0.37)	(0.28)		(0.19)	(0.17)

Net Increase/(Decrease) in Net Asset Value	(1.54)		3.55	2.27		(2.98)	2.51

Net Asset Value, End of Period	$15.85		$17.39	$13.84		$11.57	$14.55

Total Return	(8.19)%		28.36%	22.08%		(19.18)%	22.30	%(d)
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$2,522		$3,299	$9,698		$59	$72
Ratios to Average Net Assets:
Net investment income including reimbursement/waiver	0.64%		0.97%	1.32%		1.09%	1.19	%(e)
Operating expenses including reimbursement/waiver	1.34	%(f)	1.37%	1.37	%(g)	1.27%	1.29	%(e)
Operating expenses excluding reimbursement/waiver	1.38%		n/a	n/a		n/a	n/a
Portfolio Turnover Rate	65%		86%	109%		79%	82	%(h)

(a) Prior to May 1, 2013, the Forward International Small Companies Fund Advisor Class was known as the Forward International Small Companies Fund Class M.

(b) The Fund began offering Advisor Class shares on February 1, 2010.

(c) Per share amounts are based upon average shares outstanding.

(d) Not Annualized.

(e) Annualized.

(f) Effective May 1, 2014, the Advisor agreed to limit expenses at 1.34%.

(g) Affiliated management fee waiver represents less than 0.005%.

(h) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2010.

See Notes to Financial Statements	161	December 31, 2014

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Select EM Dividend Fund

	Investor Class
	Year Ended December 31, 2014	Year Ended December 31, 2013		Year Ended December 31, 2012	Period Ended December 31, 2011(a)
Net Asset Value, Beginning of Period	$22.44	$23.70		$19.50	$25.00
Income/(Loss) from Operations:
Net investment income(b)	1.06	1.37		1.23	0.58
Net realized and unrealized gain/(loss) on investments	(2.49)	(1.50)		4.07	(5.52)

Total from Investment Operations	(1.43)	(0.13)		5.30	(4.94)

Less Distributions:
From investment income	(1.28)	(1.13)		(1.09)	(0.56)
Tax return of capital	—	—		(0.01)	(0.00	)(c)

Total Distributions	(1.28)	(1.13)		(1.10)	(0.56)

Net Increase/(Decrease) in Net Asset Value	(2.71)	(1.26)		4.20	(5.50)

Net Asset Value, End of Period	$19.73	$22.44		$23.70	$19.50

Total Return	(6.78)%	(0.62)%		27.81%	(19.87	)%(d)
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$28,180	$23,348		$13,591	$1,026
Ratios to Average Net Assets (excluding interest expense):
Net investment income including reimbursement/waiver	4.77%	6.01%		5.58%	4.12	%(e)
Operating expenses including reimbursement/waiver	1.74%	1.75	%(f)	1.79%	1.79	%(e)
Operating expenses excluding reimbursement/waiver	1.85%	1.97%		2.52%	2.96	%(e)
Ratios to Average Net Assets (including interest expense):
Net investment income including reimbursement/waiver	4.67%	5.89%		5.52%	4.12	%(e)
Operating expenses including reimbursement/waiver	1.84%	1.88	%(f)	1.85%	1.79	%(e)
Operating expenses excluding reimbursement/waiver	1.95%	2.09%		2.59%	2.96	%(e)
Portfolio Turnover Rate	185%	210%		103%	147	%(d)

(a) The Fund began offering Investor Class shares on May 2, 2011.

(b) Per share amounts are based upon average shares outstanding.

(c) Amount represents less than $0.01 per share.

(d) Not Annualized.

(e) Annualized.

(f) Effective May 1, 2013, the annual expense limitation rate changed from 1.79% to 1.74%.

December 31, 2014	162	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Select EM Dividend Fund

	Institutional Class
	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Period Ended December 31, 2011(a)
Net Asset Value, Beginning of Period	$22.44	$23.68	$19.48	$24.37
Income/(Loss) from Operations:
Net investment income(b)	1.28	1.26	1.43	0.76
Net realized and unrealized gain/(loss) on investments	(2.64)	(1.29)	3.97	(5.03)

Total from Investment Operations	(1.36)	(0.03)	5.40	(4.27)

Less Distributions:
From investment income	(1.36)	(1.21)	(1.19)	(0.62)
Tax return of capital	—	—	(0.01)	(0.00	)(c)

Total Distributions	(1.36)	(1.21)	(1.20)	(0.62)

Net Increase/(Decrease) in Net Asset Value	(2.72)	(1.24)	4.20	(4.89)

Net Asset Value, End of Period	$19.72	$22.44	$23.68	$19.48

Total Return	(6.50)%	(0.19)%	28.38%	(17.60	)%(d)
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$19,144	$22,453	$32,070	$4,244
Ratios to Average Net Assets (excluding interest expense):
Net investment income including reimbursement/waiver	5.80%	5.50%	6.45%	5.23	%(e)
Operating expenses including reimbursement/waiver	1.39%	1.39%	1.39%	1.39	%(e)
Operating expenses excluding reimbursement/waiver	1.56%	1.61%	1.99%	2.19	%(e)
Ratios to Average Net Assets (including interest expense):
Net investment income including reimbursement/waiver	5.70%	5.38%	6.38%	5.23	%(e)
Operating expenses including reimbursement/waiver	1.49%	1.51%	1.45%	1.39	%(e)
Operating expenses excluding reimbursement/waiver	1.66%	1.73%	2.05%	2.19	%(e)
Portfolio Turnover Rate	185%	210%	103%	147	%(f)

(a) The Fund began offering Institutional Class shares on May 3, 2011.

(b) Per share amounts are based upon average shares outstanding.

(c) Amount represents less than $0.01 per share.

(d) Not Annualized.

(e) Annualized.

(f) Portfolio turnover rate is calculated at the Fund level and represents the period of May 2, 2011 (inception) through December 31, 2011.

See Notes to Financial Statements	163	December 31, 2014

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Select EM Dividend Fund

	Class C
	Year Ended December 31, 2014	Year Ended December 31, 2013		Year Ended December 31, 2012	Period Ended December 31, 2011(a)
Net Asset Value, Beginning of Period	$22.41	$23.69		$19.49	$25.00
Income/(Loss) from Operations:
Net investment income(b)	1.15	1.18		1.18	0.53
Net realized and unrealized gain/(loss) on investments	(2.71)	(1.46)		4.00	(5.57)

Total from Investment Operations	(1.56)	(0.28)		5.18	(5.04)

Less Distributions:
From investment income	(1.15)	(1.00)		(0.97)	(0.47)
Tax return of capital	—	—		(0.01)	(0.00	)(c)

Total Distributions	(1.15)	(1.00)		(0.98)	(0.47)

Net Increase/(Decrease) in Net Asset Value	(2.71)	(1.28)		4.20	(5.51)

Net Asset Value, End of Period	$19.70	$22.41		$23.69	$19.49

Total Return(d)	(7.34)%	(1.27)%		27.14%	(20.20	)%(e)
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$1,487	$1,390		$709	$526
Ratios to Average Net Assets (excluding interest expense):
Net investment income including reimbursement/waiver	5.29%	5.19%		5.43%	3.72	%(f)
Operating expenses including reimbursement/waiver	2.34%	2.35	%(g)	2.39%	2.39	%(f)
Operating expenses excluding reimbursement/waiver	2.55%	2.60%		3.42%	3.42	%(f)
Ratios to Average Net Assets (including interest expense):
Net investment income including reimbursement/waiver	5.19%	5.07%		5.36%	3.72	%(f)
Operating expenses including reimbursement/waiver	2.44%	2.47	%(g)	2.45%	2.39	%(f)
Operating expenses excluding reimbursement/waiver	2.65%	2.72%		3.48%	3.42	%(f)
Portfolio Turnover Rate	185%	210%		103%	147	%(e)

(a) The Fund began offering Class C shares on May 2, 2011.

(b) Per share amounts are based upon average shares outstanding.

(c) Amount represents less than $0.01 per share.

(d) Total return does not reflect the effect of sales charges.

(e) Not Annualized.

(f) Annualized.

(g) Effective May 1, 2013, the annual expense limitation rate changed from 2.39% to 2.34%.

December 31, 2014	164	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Select EM Dividend Fund

	Advisor Class
	Year Ended December 31, 2014	Year Ended December 31, 2013(a)		Year Ended December 31, 2012	Period Ended December 31, 2011(b)
Net Asset Value, Beginning of Period	$22.43	$23.69		$19.48	$25.00
Income/(Loss) from Operations:
Net investment income(c)	1.34	1.34		1.40	0.66
Net realized and unrealized gain/(loss) on investments	(2.70)	(1.40)		4.01	(5.56)

Total from Investment Operations	(1.36)	(0.06)		5.41	(4.90)

Less Distributions:
From investment income	(1.35)	(1.20)		(1.19)	(0.62)
Tax return of capital	—	—		(0.01)	(0.00	)(d)

Total Distributions	(1.35)	(1.20)		(1.20)	(0.62)

Net Increase/(Decrease) in Net Asset Value	(2.71)	(1.26)		4.21	(5.52)

Net Asset Value, End of Period	$19.72	$22.43		$23.69	$19.48

Total Return	(6.50)%	(0.31)%		28.41%	(19.66	)%(e)
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$1,149	$1,041		$1,214	$610
Ratios to Average Net Assets (excluding interest expense):
Net investment income including reimbursement/waiver	6.13%	5.80%		6.43%	4.60	%(f)
Operating expenses including reimbursement/waiver	1.44%	1.42	%(g)	1.39%	1.39	%(f)
Operating expenses excluding reimbursement/waiver	1.65%	1.67%		2.41%	2.47	%(f)
Ratios to Average Net Assets (including interest expense):
Net investment income including reimbursement/waiver	6.03%	5.67%		6.37%	4.60	%(f)
Operating expenses including reimbursement/waiver	1.54%	1.54	%(g)	1.45%	1.39	%(f)
Operating expenses excluding reimbursement/waiver	1.75%	1.79%		2.47%	2.47	%(f)
Portfolio Turnover Rate	185%	210%		103%	147	%(e)

(a) Prior to May 1, 2013, the Forward Select EM Dividend Fund Advisor Class was known as the Forward Select EM Dividend Fund Class M.

(b) The Fund began offering Advisor Class shares on May 2, 2011.

(c) Per share amounts are based upon average shares outstanding.

(d) Amount represents less than $0.01 per share.

(e) Not Annualized.

(f) Annualized.

(g) Effective May 1, 2013, the annual expense limitation rate changed from 1.39% to 1.44%.

See Notes to Financial Statements	165	December 31, 2014

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Small Cap Equity Fund

	Investor Class
	Year Ended December 31, 2014		Year Ended December 31, 2013		Year Ended December 31, 2012		Year Ended December 31, 2011		Year Ended December 31, 2010
Net Asset Value, Beginning of Period	$22.01		$15.98		$14.40		$16.71		$14.45
Income/(Loss) from Operations:
Net investment loss	(0.14	)(a)	(0.15	)(a)	(0.04	)(a)	(0.14	)(a)	(0.41)
Net realized and unrealized gain/(loss) on investments	0.47		6.18		1.62		(2.17)		2.67

Total from Investment Operations	0.33		6.03		1.58		(2.31)		2.26

Net Increase/(Decrease) in Net Asset Value	0.33		6.03		1.58		(2.31)		2.26

Net Asset Value, End of Period	$22.34		$22.01		$15.98		$14.40		$16.71

Total Return	1.50%		37.73%		10.97%		(13.82)%		15.64%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$22,004		$26,287		$23,374		$29,976		$110,293
Ratios to Average Net Assets:
Net Investment loss including reimbursement/waiver	(0.65)%		(0.79)%		(0.27)%		(0.88)%		(1.13)%
Operating expenses including reimbursement/waiver	1.47	%(b)(c)	1.42	%(c)(d)	1.35	%(c)(e)	1.34	%(f)	1.69%
Operating expenses excluding reimbursement/waiver	1.82%		1.72%		1.65%		1.60%		n/a
Portfolio Turnover Rate	72%		115%		136%		234%		162%

(a) Per share amounts are based upon average shares outstanding.

(b) Effective May 1, 2014, the annual expense limitation rate changed from 1.44% to 1.49%

(c) Affiliated management fee waiver represents less than 0.005%.

(d) Effective May 1, 2013, the annual expense limitation rate changed from 1.39% to 1.44%.

(e) Effective May 1, 2012, the annual expense limitation rate changed from 1.29% to 1.39%.

(f) Effective February 1, 2011, the Advisor agreed to limit expenses at 1.29%.

December 31, 2014	166	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Small Cap Equity Fund

	Institutional Class
	Year Ended December 31, 2014		Year Ended December 31, 2013		Year Ended December 31, 2012		Year Ended December 31, 2011		Year Ended December 31, 2010
Net Asset Value, Beginning of Period	$23.17		$16.77		$15.07		$17.37		$14.98
Income/(Loss) from Operations:
Net investment loss	(0.08	)(a)	(0.10	)(a)	(0.02	)(a)	(0.11	)(a)	(0.11)
Net realized and unrealized gain/(loss) on investments	0.50		6.50		1.72		(2.19)		2.50

Total from Investment Operations	0.42		6.40		1.70		(2.30)		2.39

Net Increase/(Decrease) in Net Asset Value	0.42		6.40		1.70		(2.30)		2.39

Net Asset Value, End of Period	$23.59		$23.17		$16.77		$15.07		$17.37

Total Return	1.81%		38.08%		11.35%		(13.24)%		15.96%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$4,213		$6,724		$7,397		$17,812		$229,643
Ratios to Average Net Assets:
Net Investment loss including reimbursement/waiver	(0.33)%		(0.50)%		(0.11)%		(0.62)%		(0.82)%
Operating expenses including reimbursement/waiver	1.14	%(b)	1.12	%(b)(c)	1.04	%(b)(d)	1.03	%(e)	1.38%
Operating expenses excluding reimbursement/waiver	1.48%		1.42%		1.35%		1.32%		n/a
Portfolio Turnover Rate	72%		115%		136%		234%		162%

(a) Per share amounts are based upon average shares outstanding.

(b) Affiliated management fee waiver represents less than 0.005%.

(c) Effective May 1, 2013, the annual expense limitation rate changed from 1.09% to 1.14%.

(d) Effective May 1, 2012, the annual expense limitation rate changed from 0.99% to 1.09%.

(e) Effective February 1, 2011, the Advisor agreed to limit expenses at 0.99%.

See Notes to Financial Statements	167	December 31, 2014

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Small Cap Equity Fund

	Advisor Class
	Year Ended December 31, 2014		Year Ended December 31, 2013(a)		Year Ended December 31, 2012		Year Ended December 31, 2011		Period Ended December 31, 2010(b)
Net Asset Value, Beginning of Period	$23.06		$16.70		$15.01		$17.37		$14.30
Income/(Loss) from Operations:
Net investment income/(loss)	(0.09	)(c)	(0.11	)(c)	0.03	(c)	(0.09	)(c)	(0.07)
Net realized and unrealized gain/(loss) on investments	0.50		6.47		1.66		(2.27)		3.14

Total from Investment Operations	0.41		6.36		1.69		(2.36)		3.07

Net Increase/(Decrease) in Net Asset Value	0.41		6.36		1.69		(2.36)		3.07

Net Asset Value, End of Period	$23.47		$23.06		$16.70		$15.01		$17.37

Total Return	1.78%		38.00%		11.33%		(13.59)%		21.47	%(d)
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$2,751		$3,088		$2,685		$154		$103
Ratios to Average Net Assets:
Net investment income/(loss) including reimbursement/waiver	(0.37)%		(0.53)%		0.21%		(0.57)%		(0.80	)%(e)
Operating expenses including reimbursement/waiver	1.19	%(f)	1.16	%(f)(g)	1.05	%(f)(h)	1.03	%(i)	1.41	%(e)
Operating expenses excluding reimbursement/waiver	1.54%		1.45%		1.36%		1.15%		n/a
Portfolio Turnover Rate	72%		115%		136%		234%		162	%(j)

(a) Prior to May 1, 2013, the Forward Small Cap Equity Fund Advisor Class was known as the Forward Small Cap Equity Fund Class M.

(b) The Fund began offering Advisor Class shares on February 1, 2010.

(c) Per share amounts are based upon average shares outstanding.

(d) Not Annualized.

(e) Annualized.

(f) Affiliated management fee waiver represents less than 0.005%.

(g) Effective May 1, 2013, the annual expense limitation rate changed from 1.09% to 1.19%.

(h) Effective May 1, 2012, the annual expense limitation rate changed from 0.99% to 1.09%.

(i) Effective February 1, 2011, the Advisor agreed to limit expenses at 0.99%.

(j) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2010.

December 31, 2014	168	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Tactical Enhanced Fund

	Investor Class
	Year Ended December 31, 2014		Year Ended December 31, 2013	Year Ended December 31, 2012		Year Ended December 31, 2011(a)
Net Asset Value, Beginning of Period	$25.67		$25.72	$24.04		$25.00
Income/(Loss) from Operations:
Net investment loss(b)	(0.17)		(0.46)	(0.36)		(0.66)
Net realized and unrealized gain/(loss) on investments	0.31		0.49	3.33		(0.25)

Total from Investment Operations	0.14		0.03	2.97		(0.91)

Less Distributions:
From capital gains	(1.88)		(0.08)	(1.29)		(0.05)

Total Distributions	(1.88)		(0.08)	(1.29)		(0.05)

Net Increase/(Decrease) in Net Asset Value	(1.74)		(0.05)	1.68		(0.96)

Net Asset Value, End of Period	$23.93		$25.67	$25.72		$24.04

Total Return	0.40%		0.12%	12.45%		(3.65)%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$13,651		$11,197	$16,949		$12,098
Ratios to Average Net Assets:
Net investment loss including reimbursement/waiver/recoupment of past waived fees by advisor	(0.65)%		(1.77)%	(1.41)%		(2.69)%
Operating expenses including reimbursement/waiver/recoupment of past waived fees by advisor	1.77	%(c)	1.84%	2.25	%(d)	2.71	%(e)
Operating expenses excluding reimbursement/waiver	1.87%		1.84%	2.46%		2.91%
Portfolio Turnover Rate	9,956%		11,621%	6,025%		0%

(a) The Fund began offering Investor Class shares on January 3, 2011.

(b) Per share amounts are based upon average shares outstanding.

(c) Effective May 1, 2014, the expense limitation agreement expired and effective August 1, 2014, the Advisor agreed to limit expenses at 1.74%.

(d) Effective November 1, 2012, the annual expense limitation rate changed from 2.34% to 1.84%.

(e) Effective October 1, 2011, the annual expense limitation rate changed from 2.84% to 2.34%.

See Notes to Financial Statements	169	December 31, 2014

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Tactical Enhanced Fund

	Institutional Class
	Year Ended December 31, 2014		Year Ended December 31, 2013	Year Ended December 31, 2012		Year Ended December 31, 2011(a)
Net Asset Value, Beginning of Period	$25.88		$25.83	$24.12		$25.00
Income/(Loss) from Operations:
Net investment loss(b)	(0.12)		(0.37)	(0.23)		(0.57)
Net realized and unrealized gain/(loss) on investments	0.35		0.50	3.30		(0.26)

Total from Investment Operations	0.23		0.13	3.07		(0.83)

Less Distributions:
From capital gains	(1.88)		(0.08)	(1.36)		(0.05)

Total Distributions	(1.88)		(0.08)	(1.36)		(0.05)

Net Increase/(Decrease) in Net Asset Value	(1.65)		0.05	1.71		(0.88)

Net Asset Value, End of Period	$24.23		$25.88	$25.83		$24.12

Total Return	0.75%		0.51%	12.79%		(3.29)%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$11,543		$28,406	$17,804		$11,816
Ratios to Average Net Assets:
Net investment loss including reimbursement/waiver/recoupment of past waived fees by advisor	(0.45)%		(1.42)%	(0.89)%		(2.33)%
Operating expenses including reimbursement/waiver/recoupment of past waived fees by advisor	1.41	%(c)	1.49%	1.88	%(d)	2.36	%(e)
Operating expenses excluding reimbursement/waiver	1.51%		1.49%	2.11%		2.71%
Portfolio Turnover Rate	9,956%		11,621%	6,025%		0%

(a) The Fund began offering Institutional Class shares on January 3, 2011.

(b) Per share amounts are based upon average shares outstanding.

(c) Effective May 1, 2014, the expense limitation agreement expired and effective August 1, 2014 the Advisor agreed to limit expenses at 1.39%.

(d) Effective November 1, 2012, the annual expense limitation rate changed from 1.99% to 1.49%.

(e) Effective October 1, 2011, the annual expense limitation rate changed from 2.49% to 1.99%.

December 31, 2014	170	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Tactical Enhanced Fund

	Class A
	Year Ended December 31, 2014		Year Ended December 31, 2013	Year Ended December 31, 2012		Year Ended December 31, 2011(a)
Net Asset Value, Beginning of Period	$25.57		$25.66	$23.98		$25.00
Income/(Loss) from Operations:
Net investment loss(b)	(0.35)		(0.50)	(0.41)		(0.69)
Net realized and unrealized gain/(loss) on investments	0.45		0.49	3.34		(0.28)

Total from Investment Operations	0.10		(0.01)	2.93		(0.97)

Less Distributions:
From capital gains	(1.88)		(0.08)	(1.25)		(0.05)

Total Distributions	(1.88)		(0.08)	(1.25)		(0.05)

Net Increase/(Decrease) in Net Asset Value	(1.78)		(0.09)	1.68		(1.02)

Net Asset Value, End of Period	$23.79		$25.57	$25.66		$23.98

Total Return(c)	0.24%		(0.03)%	12.31%		(3.90)%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$759		$3,351	$3,602		$2,578
Ratios to Average Net Assets:
Net investment loss including reimbursement/waiver/recoupment of past waived fees by advisor	(1.32)%		(1.92)%	(1.61)%		(2.83)%
Operating expenses including reimbursement/waiver/recoupment of past waived fees by advisor	1.92	%(d)	1.99%	2.40	%(e)	2.86	%(f)
Operating expenses excluding reimbursement/waiver	1.96%		1.99%	2.61%		3.10%
Portfolio Turnover Rate	9,956%		11,621%	6,025%		0%

(a) The Fund began offering Class A shares on January 3, 2011.

(b) Per share amounts are based upon average shares outstanding.

(c) Total return does not reflect the effect of sales charges.

(d) Effective May 1, 2014, the expense limitation agreement expired and effective August 1, 2014, the Advisor agreed to limit expenses at 1.89%.

(e) Effective November 1, 2012, the annual expense limitation rate changed from 2.49% to 1.99%.

(f) Effective October 1, 2011, the annual expense limitation rate changed from 2.99% to 2.49%.

See Notes to Financial Statements	171	December 31, 2014

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Tactical Enhanced Fund

	Class C
	Year Ended December 31, 2014		Year Ended December 31, 2013	Year Ended December 31, 2012		Year Ended December 31, 2011(a)
Net Asset Value, Beginning of Period	$25.31		$25.51	$23.88		$25.00
Income/(Loss) from Operations:
Net investment loss(b)	(0.35)		(0.61)	(0.51)		(0.81)
Net realized and unrealized gain/(loss) on investments	0.34		0.49	3.30		(0.26)

Total from Investment Operations	(0.01)		(0.12)	2.79		(1.07)

Less Distributions:
From capital gains	(1.88)		(0.08)	(1.16)		(0.05)

Total Distributions	(1.88)		(0.08)	(1.16)		(0.05)

Net Increase/(Decrease) in Net Asset Value	(1.89)		(0.20)	1.63		(1.12)

Net Asset Value, End of Period	$23.42		$25.31	$25.51		$23.88

Total Return(c)	(0.19)%		(0.47)%	11.77%		(4.29)%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$1,609		$1,955	$3,247		$2,163
Ratios to Average Net Assets:
Net investment loss including reimbursement/waiver/recoupment of past waived fees by advisor	(1.35)%		(2.37)%	(2.00)%		(3.29)%
Operating expenses including reimbursement/waiver/recoupment of past waived fees by advisor	2.37	%(d)	2.44%	2.84	%(e)	3.31	%(f)
Operating expenses excluding reimbursement/waiver	2.46%		2.44%	3.06%		3.53%
Portfolio Turnover Rate	9,956%		11,621%	6,025%		0%

(a) The Fund began offering Class C shares on January 3, 2011.

(b) Per share amounts are based upon average shares outstanding.

(c) Total return does not reflect the effect of sales charges.

(d) Effective May 1, 2014, the expense limitation agreement expired and effective August 1, 2014, the Advisor agreed to limit expenses at 2.34%.

(e) Effective November 1, 2012, the annual expense limitation rate changed from 2.94% to 2.44%.

(f) Effective October 1, 2011, the annual expense limitation rate changed from 3.44% to 2.94%.

December 31, 2014	172	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Tactical Enhanced Fund

	Advisor Class
	Year Ended December 31, 2014		Year Ended December 31, 2013(a)		Year Ended December 31, 2012		Period Ended December 31, 2011(b)
Net Asset Value, Beginning of Period	$25.85		$25.79		$24.12		$25.56
Income/(Loss) from Operations:
Net investment loss(c)	(0.13)		(0.36)		(0.02)		(0.40)
Net realized and unrealized gain/(loss) on investments	0.34		0.50		3.09		(0.99)

Total from Investment Operations	0.21		0.14		3.07		(1.39)

Less Distributions:
From capital gains	(1.88)		(0.08)		(1.40)		(0.05)

Total Distributions	(1.88)		(0.08)		(1.40)		(0.05)

Net Increase/(Decrease) in Net Asset Value	(1.67)		0.06		1.67		(1.44)

Net Asset Value, End of Period	$24.18		$25.85		$25.79		$24.12

Total Return	0.67%		0.55%		12.78%		(5.41	)%(d)
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$3,017		$74,041		$91		$84
Ratios to Average Net Assets:
Net investment loss including reimbursement/waiver/recoupment of past waived fees by advisor	(0.50)%		(1.41)%		(0.09)%		(2.28	)%(e)
Operating expenses including reimbursement/waiver/recoupment of past waived fees by advisor	1.47	%(f)	1.47	%(g)	1.79	%(h)	2.31	%(e)(i)
Operating expenses excluding reimbursement/waiver	1.48%		1.47%		1.98%		2.38	%(e)
Portfolio Turnover Rate	9,956%		11,621%		6,025%		0	%(j)

(a) Prior to May 1, 2013, the Forward Tactical Enhanced Fund Advisor Class was known as the Forward Tactical Enhanced Fund Class M.

(b) The Fund began offering Advisor Class shares on April 15, 2011.

(c) Per share amounts are based upon average shares outstanding.

(d) Not Annualized.

(e) Annualized.

(f) Effective May 1, 2014, the expense limitation agreement expired and effective August 1, 2014, the Advisor agreed to limit expenses at 1.44%.

(g) Effective May 1, 2013, the annual expense limitation rate changed from 1.49% to 1.54%.

(h) Effective November 1, 2012, the annual expense limitation rate changed from 1.99% to 1.49%.

(i) Effective October 1, 2011, the annual expense limitation rate changed from 2.49% to 1.99%.

(j) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2011.

See Notes to Financial Statements	173	December 31, 2014

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Tactical Growth Fund

	Investor Class
	Year Ended December 31, 2014		Year Ended December 31, 2013		Year Ended December 31, 2012		Year Ended December 31, 2011		Year Ended December 31, 2010
Net Asset Value, Beginning of Period	$26.17		$25.06		$24.73		$26.26		$25.69
Income/(Loss) from Operations:
Net investment loss	(0.30	)(a)	(0.40	)(a)	(0.39	)(a)	(0.38	)(a)	(0.24)
Net realized and unrealized gain/(loss) on investments	0.81		4.20		1.57		(1.02)		0.81

Total from Investment Operations	0.51		3.80		1.18		(1.40)		0.57

Less Distributions:
From capital gains	(1.13)		(2.69)		(0.85)		(0.13)		—

Total Distributions	(1.13)		(2.69)		(0.85)		(0.13)		—

Net Increase/(Decrease) in Net Asset Value	(0.62)		1.11		0.33		(1.53)		0.57

Net Asset Value, End of Period	$25.55		$26.17		$25.06		$24.73		$26.26

Total Return	1.98%		15.31%		4.81%		(5.36)%		2.22%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$138,946		$164,319		$187,066		$251,617		$313,875
Ratios to Average Net Assets:
Net investment loss including reimbursement/waiver	(1.17)%		(1.48)%		(1.49)%		(1.44)%		(1.05)%
Operating expenses including reimbursement/waiver	1.74%		1.74%		1.72%		1.80	%(b)	1.80%
Operating expenses excluding reimbursement/waiver	1.74%		1.74%		1.72%		1.80%		1.80%
Portfolio Turnover Rate	607%		1,797%		574%		387%		762%

(a) Per share amounts are based upon average shares outstanding.

(b) Effective May 1, 2011, the expense limitation agreement expired.

December 31, 2014	174	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Tactical Growth Fund

	Institutional Class
	Year Ended December 31, 2014		Year Ended December 31, 2013		Year Ended December 31, 2012		Year Ended December 31, 2011		Year Ended December 31, 2010
Net Asset Value, Beginning of Period	$26.56		$25.34		$24.91		$26.37		$25.71
Income/(Loss) from Operations:
Net investment loss	(0.22	)(a)	(0.31	)(a)	(0.30	)(a)	(0.30	)(a)	(0.17)
Net realized and unrealized gain/(loss) on investments	0.83		4.26		1.58		(1.03)		0.83

Total from Investment Operations	0.61		3.95		1.28		(1.33)		0.66

Less Distributions:
From capital gains	(1.13)		(2.73)		(0.85)		(0.13)		—

Total Distributions	(1.13)		(2.73)		(0.85)		(0.13)		—

Net Increase/(Decrease) in Net Asset Value	(0.52)		1.22		0.43		(1.46)		0.66

Net Asset Value, End of Period	$26.04		$26.56		$25.34		$24.91		$26.37

Total Return	2.33%		15.74%		5.14%		(5.04)%		2.57%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$53,957		$62,760		$61,602		$70,110		$151,485
Ratios to Average Net Assets:
Net investment loss including reimbursement/waiver	(0.82)%		(1.13)%		(1.14)%		(1.14)%		(0.70)%
Operating expenses including reimbursement/waiver	1.39%		1.39%		1.38%		1.45	%(b)	1.44%
Operating expenses excluding reimbursement/waiver	1.39%		1.39%		1.38%		1.45%		1.44%
Portfolio Turnover Rate	607%		1,797%		574%		387%		762%

(a) Per share amounts are based upon average shares outstanding.

(b) Effective May 1, 2011, the expense limitation agreement expired.

See Notes to Financial Statements	175	December 31, 2014

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Tactical Growth Fund

	Class A
	Year Ended December 31, 2014		Year Ended December 31, 2013		Year Ended December 31, 2012		Year Ended December 31, 2011		Period Ended December 31, 2010(a)
Net Asset Value, Beginning of Period	$25.96		$24.92		$24.62		$26.19		$26.19
Income/(Loss) from Operations:
Net investment loss	(0.35	)(b)	(0.43	)(b)	(0.43	)(b)	(0.41	)(b)	(0.10)
Net realized and unrealized gain/(loss) on investments	0.82		4.16		1.58		(1.03)		0.10

Total from Investment Operations	0.47		3.73		1.15		(1.44)		0.00

Less Distributions:
From capital gains	(1.13)		(2.69)		(0.85)		(0.13)		—

Total Distributions	(1.13)		(2.69)		(0.85)		(0.13)		—

Net Increase/(Decrease) in Net Asset Value	(0.66)		1.04		0.30		(1.57)		0.00

Net Asset Value, End of Period	$25.30		$25.96		$24.92		$24.62		$26.19

Total Return(c)	1.84%		15.11%		4.67%		(5.49)%		0.00	%(d)
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$59,769		$109,402		$112,734		$161,901		$74,910
Ratios to Average Net Assets:
Net investment loss including reimbursement/waiver	(1.38)%		(1.63)%		(1.65)%		(1.58)%		(0.99	)%(e)
Operating expenses including reimbursement/waiver	1.88%		1.89%		1.88%		1.94	%(f)	2.00	%(e)
Operating expenses excluding reimbursement/waiver	1.88%		1.89%		1.88%		1.94%		2.00	%(e)
Portfolio Turnover Rate	607%		1,797%		574%		387%		762	%(g)

(a) The Fund began offering Class A shares on March 12, 2010.

(b) Per share amounts are based upon average shares outstanding.

(c) Total return does not reflect the effect of sales charges.

(d) Not Annualized.

(e) Annualized.

(f) Effective May 1, 2011, the expense limitation agreement expired.

(g) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2010.

December 31, 2014	176	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Tactical Growth Fund

	Class C
	Year Ended December 31, 2014		Year Ended December 31, 2013		Year Ended December 31, 2012		Year Ended December 31, 2011		Year Ended December 31, 2010
Net Asset Value, Beginning of Period	$25.42		$24.55		$24.39		$26.06		$25.65
Income/(Loss) from Operations:
Net investment loss	(0.44	)(a)	(0.54	)(a)	(0.53	)(a)	(0.53	)(a)	(0.22)
Net realized and unrealized gain/(loss) on investments	0.78		4.10		1.54		(1.01)		0.63

Total from Investment Operations	0.34		3.56		1.01		(1.54)		0.41

Less Distributions:
From capital gains	(1.13)		(2.69)		(0.85)		(0.13)		—

Total Distributions	(1.13)		(2.69)		(0.85)		(0.13)		—

Net Increase/(Decrease) in Net Asset Value	(0.79)		0.87		0.16		(1.67)		0.41

Net Asset Value, End of Period	$24.63		$25.42		$24.55		$24.39		$26.06

Total Return(b)	1.36%		14.65%		4.14%		(5.90)%		1.60%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$85,792		$96,193		$115,442		$139,604		$119,659
Ratios to Average Net Assets:
Net investment loss including reimbursement/waiver	(1.76)%		(2.09)%		(2.09)%		(2.04)%		(1.57)%
Operating expenses including reimbursement/waiver	2.34%		2.34%		2.32%		2.39	%(c)	2.41%
Operating expenses excluding reimbursement/waiver	2.34%		2.34%		2.32%		2.39%		2.41%
Portfolio Turnover Rate	607%		1,797%		574%		387%		762%

(a) Per share amounts are based upon average shares outstanding.

(b) Total return does not reflect the effect of sales charges.

(c) Effective May 1, 2011, the expense limitation agreement expired.

See Notes to Financial Statements	177	December 31, 2014

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Tactical Growth Fund

	Advisor Class
	Year Ended December 31, 2014		Year Ended December 31, 2013(a)		Year Ended December 31, 2012		Year Ended December 31, 2011		Period Ended December 31, 2010(b)
Net Asset Value, Beginning of Period	$26.57		$25.35		$24.92		$26.37		$25.58
Income/(Loss) from Operations:
Net investment loss	(0.22	)(c)	(0.31	)(c)	(0.29	)(c)	(0.28	)(c)	(0.07)
Net realized and unrealized gain/(loss) on investments	0.82		4.25		1.57		(1.04)		0.86

Total from Investment Operations	0.60		3.94		1.28		(1.32)		0.79

Less Distributions:
From capital gains	(1.13)		(2.72)		(0.85)		(0.13)		—

Total Distributions	(1.13)		(2.72)		(0.85)		(0.13)		—

Net Increase/(Decrease) in Net Asset Value	(0.53)		1.22		0.43		(1.45)		0.79

Net Asset Value, End of Period	$26.04		$26.57		$25.35		$24.92		$26.37

Total Return	2.30%		15.70%		5.13%		(5.00)%		3.09	%(d)
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$521,267		$509,404		$447,928		$288,948		$197,655
Ratios to Average Net Assets:
Net investment loss including reimbursement/waiver	(0.85)%		(1.16)%		(1.11)%		(1.08)%		(0.57	)%(e)
Operating expenses including reimbursement/waiver	1.44%		1.43%		1.37%		1.44	%(f)	1.49	%(e)
Operating expenses excluding reimbursement/waiver	1.44%		1.43%		1.37%		1.44%		1.49	%(e)
Portfolio Turnover Rate	607%		1,797%		574%		387%		762	%(g)

(a) Prior to May 1, 2013, the Forward Tactical Growth Fund Advisor Class was known as the Forward Tactical Growth Fund Class M.

(b) The Fund began offering Advisor Class shares on February 1, 2010.

(c) Per share amounts are based upon average shares outstanding.

(d) Not Annualized.

(e) Annualized.

(f) Effective May 1, 2011, the expense limitation agreement expired.

(g) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2010.

December 31, 2014	178	See Notes to Financial Statements

Consolidated Financial Highlights

For a share outstanding throughout the periods presented.

Forward Commodity Long/Short Strategy Fund

	Investor Class
	Year Ended December 31, 2014(a)	Year Ended December 31, 2013(a)	Year Ended December 31, 2012(a)		Year Ended December 31, 2011(a)(b)
Net Asset Value, Beginning of Period	$21.07	$20.21	$27.02		$25.00
Income/(Loss) from Operations:
Net investment loss(c)	(0.18)	(0.22)	(0.23)		(0.20)
Net realized and unrealized gain/(loss) on investments	0.22	2.04	(6.58)		2.61

Total from Investment Operations	0.04	1.82	(6.81)		2.41

Less Distributions:
From investment income	—	(0.95)	—		(0.39)
Tax return of capital	—	(0.01)	—		(0.00	)(d)

Total Distributions	—	(0.96)	—		(0.39)

Net Increase/(Decrease) in Net Asset Value	0.04	0.86	(6.81)		2.02

Net Asset Value, End of Period	$21.11	$21.07	$20.21		$27.02

Total Return	0.19%	9.04%	(25.20)%		9.66%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$18,418	$24,649	$22,093		$48,141
Ratios to Average Net Assets:
Net investment loss including reimbursement/waiver/recoupment of past waived fees by advisor	(0.89)%	(1.03)%	(0.93)%		(0.74)%
Operating expenses including reimbursement/waiver/recoupment of past waived fees by advisor	1.82%	1.77%	1.70	%(e)	1.87%
Operating expenses excluding reimbursement/waiver	1.82%	1.77%	1.70%		1.90%
Portfolio Turnover Rate	41%	59%	90%		39%

(a) Per share amounts and ratios to average net assets include income and expenses of the Forward Commodity Long/Short Strategy (Cayman) Fund Ltd., a wholly-owned Cayman subsidiary, exclusive of the subsidiary’s management fee.

(b) The Fund began offering Investor Class shares on January 3, 2011.

(c) Per share amounts are based upon average shares outstanding.

(d) Amount represents less than $0.01 per share.

(e) Effective May 1, 2012, the expense limitation agreement expired.

See Notes to Financial Statements	179	December 31, 2014

Consolidated Financial Highlights

For a share outstanding throughout the periods presented.

Forward Commodity Long/Short Strategy Fund

	Institutional Class
	Year Ended December 31, 2014(a)	Year Ended December 31, 2013(a)	Year Ended December 31, 2012(a)		Year Ended December 31, 2011(a)(b)
Net Asset Value, Beginning of Period	$21.20	$20.33	$27.06		$25.00
Income/(Loss) from Operations:
Net investment loss(c)	(0.11)	(0.14)	(0.14)		(0.12)
Net realized and unrealized gain/(loss) on investments	0.23	2.03	(6.59)		2.61

Total from Investment Operations	0.12	1.89	(6.73)		2.49

Less Distributions:
From investment income	—	(1.01)	—		(0.43)
Tax return of capital	—	(0.01)	—		(0.00	)(d)

Total Distributions	—	(1.02)	—		(0.43)

Net Increase/(Decrease) in Net Asset Value	0.12	0.87	(6.73)		2.06

Net Asset Value, End of Period	$21.32	$21.20	$20.33		$27.06

Total Return	0.57%	9.36%	(24.87)%		9.97%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$19,801	$29,198	$49,467		$66,255
Ratios to Average Net Assets:
Net investment loss including reimbursement/waiver/recoupment of past waived fees by advisor	(0.54)%	(0.68)%	(0.57)%		(0.46)%
Operating expenses including reimbursement/waiver/recoupment of past waived fees by advisor	1.46%	1.41%	1.35	%(e)	1.52%
Operating expenses excluding reimbursement/waiver	1.46%	1.41%	1.35%		1.55%
Portfolio Turnover Rate	41%	59%	90%		39%

(a) Per share amounts and ratios to average net assets include income and expenses of the Forward Commodity Long/Short Strategy (Cayman) Fund Ltd., a wholly-owned Cayman subsidiary, exclusive of the subsidiary’s management fee.

(b) The Fund began offering Institutional Class shares on January 3, 2011.

(c) Per share amounts are based upon average shares outstanding.

(d) Amount represents less than $0.01 per share.

(e) Effective May 1, 2012, the expense limitation agreement expired.

December 31, 2014	180	See Notes to Financial Statements

Consolidated Financial Highlights

For a share outstanding throughout the periods presented.

Forward Commodity Long/Short Strategy Fund

	Class C
	Year Ended December 31, 2014(a)	Year Ended December 31, 2013(a)	Year Ended December 31, 2012(a)		Period Ended December 31, 2011(a)(b)
Net Asset Value, Beginning of Period	$20.89	$20.04	$26.95		$28.49
Income/(Loss) from Operations:
Net investment loss(c)	(0.30)	(0.34)	(0.36)		(0.25)
Net realized and unrealized gain/(loss) on investments	0.21	2.01	(6.55)		(0.97)

Total from Investment Operations	(0.09)	1.67	(6.91)		(1.22)

Less Distributions:
From investment income	—	(0.81)	—		(0.32)
Tax return of capital	—	(0.01)	—		(0.00	)(d)

Total Distributions	—	(0.82)	—		(0.32)

Net Increase/(Decrease) in Net Asset Value	(0.09)	0.85	(6.91)		(1.54)

Net Asset Value, End of Period	$20.80	$20.89	$20.04		$26.95

Total Return(e)	(0.43)%	8.38%	(25.61)%		(4.32	)%(f)
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$3,521	$4,798	$5,540		$5,180
Ratios to Average Net Assets:
Net investment loss including reimbursement/waiver/recoupment of past waived fees by advisor	(1.49)%	(1.62)%	(1.52)%		(1.40	)%(g)
Operating expenses including reimbursement/waiver/recoupment of past waived fees by advisor	2.41%	2.36%	2.31	%(h)	2.47	%(g)
Operating expenses excluding reimbursement/waiver	2.41%	2.36%	2.31%		2.49	%(g)
Portfolio Turnover Rate	41%	59%	90%		39	%(i)

(a) Per share amounts and ratios to average net assets include income and expenses of the Forward Commodity Long/Short Strategy (Cayman) Fund Ltd., a wholly-owned Cayman subsidiary, exclusive of the subsidiary’s management fee.

(b) The Fund began offering Class C shares on May 4, 2011.

(c) Per share amounts are based upon average shares outstanding.

(d) Amount represents less than $0.01 per share.

(e) Total return does not reflect the effect of sales charges.

(f) Not Annualized.

(g) Annualized.

(h) Effective May 1, 2012, the expense limitation agreement expired.

(i) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2011.

See Notes to Financial Statements	181	December 31, 2014

Consolidated Financial Highlights

For a share outstanding throughout the periods presented.

Forward Commodity Long/Short Strategy Fund

	Advisor Class
	Year Ended December 31, 2014(a)	Year Ended December 31, 2013(a)(b)	Year Ended December 31, 2012(a)		Period Ended December 31, 2011(a)(c)
Net Asset Value, Beginning of Period	$21.12	$20.27	$26.99		$26.66
Income/(Loss) from Operations:
Net investment loss(d)	(0.12)	(0.15)	(0.13)		(0.01)
Net realized and unrealized gain/(loss) on investments	0.22	2.03	(6.59)		0.70

Total from Investment Operations	0.10	1.88	(6.72)		0.69

Less Distributions:
From investment income	—	(1.02)	—		(0.36)
Tax return of capital	—	(0.01)	—		(0.00	)(e)

Total Distributions	—	(1.03)	—		(0.36)

Net Increase/(Decrease) in Net Asset Value	0.10	0.85	(6.72)		0.33

Net Asset Value, End of Period	$21.22	$21.12	$20.27		$26.99

Total Return	0.47%	9.32%	(25.12)%		2.91	%(f)
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$14,343	$50,007	$34,297		$1,728
Ratios to Average Net Assets:
Net investment loss including reimbursement/waiver	(0.59)%	(0.70)%	(0.56)%		(0.27	)%(g)
Operating expenses including reimbursement/waiver	1.51%	1.44%	1.37	%(h)	1.52	%(g)
Operating expenses excluding reimbursement/waiver	1.51%	1.44%	1.37%		3.19	%(g)
Portfolio Turnover Rate	41%	59%	90%		39	%(i)

(a) Per share amounts and ratios to average net assets include income and expenses of the Forward Commodity Long/Short Strategy (Cayman) Fund Ltd., a wholly-owned Cayman subsidiary, exclusive of the subsidiary’s management fee.

(b) Prior to May 1, 2013, the Forward Commodity Long/Short Strategy Fund Advisor Class was known as the Forward Commodity Long/Short Strategy Fund Class M.

(c) The Fund began offering Advisor Class shares on December 7, 2011.

(d) Per share amounts are based upon average shares outstanding.

(e) Amount represents less than $0.01 per share.

(f) Not Annualized.

(g) Annualized.

(h) Effective May 1, 2012, the expense limitation agreement expired.

(i) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2011.

December 31, 2014	182	See Notes to Financial Statements

Consolidated Financial Highlights

For a share outstanding throughout the periods presented.

Forward Commodity Long/Short Strategy Fund

	Class Z
	Year Ended December 31, 2014(a)	Year Ended December 31, 2013(a)	Year Ended December 31, 2012(a)		Year Ended December 31, 2011(a)(b)
Net Asset Value, Beginning of Period	$21.17	$20.31	$27.03		$25.00
Income/(Loss) from Operations:
Net investment loss(c)	(0.10)	(0.13)	(0.14)		(0.02)
Net realized and unrealized gain/(loss) on investments	0.24	2.03	(6.58)		2.49

Total from Investment Operations	0.14	1.90	(6.72)		2.47

Less Distributions:
From investment income	—	(1.03)	—		(0.44)
Tax return of capital	—	(0.01)	—		(0.00	)(d)

Total Distributions	—	(1.04)	—		(0.44)

Net Increase/(Decrease) in Net Asset Value	0.14	0.86	(6.72)		2.03

Net Asset Value, End of Period	$21.31	$21.17	$20.31		$27.03

Total Return	0.66%	9.41%	(24.86)%		9.89%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$3,920	$6,626	$5,756		$10,798
Ratios to Average Net Assets:
Net investment loss including reimbursement/waiver/recoupment of past waived fees by advisor	(0.49)%	(0.63)%	(0.56)%		(0.06)%
Operating expenses including reimbursement/waiver/recoupment of past waived fees by advisor	1.41%	1.36%	1.33	%(e)	1.44%
Operating expenses excluding reimbursement/waiver	1.41%	1.36%	1.33%		1.45%
Portfolio Turnover Rate	41%	59%	90%		39%

(a) Per share amounts and ratios to average net assets include income and expenses of the Forward Commodity Long/Short Strategy (Cayman) Fund Ltd., a wholly-owned Cayman subsidiary, exclusive of the subsidiary’s management fee.

(b) The Fund began offering Class Z shares on January 3, 2011.

(c) Per share amounts are based upon average shares outstanding.

(d) Amount represents less than $0.01 per share.

(e) Effective May 1, 2012, the expense limitation agreement expired.

See Notes to Financial Statements	183	December 31, 2014

Notes to Financial Statements

1. Organization

Forward Funds (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of December 31, 2014, the Trust has 32 registered funds. This annual report describes 13 funds offered by the Trust (each a “Fund” and collectively, the “Funds”). The accompanying financial statements and financial highlights include the Forward Credit Analysis Long/Short Fund (“Credit Analysis Long/Short Fund”), the Forward Dynamic Income Fund (“Dynamic Income Fund”), the Forward EM Corporate Debt Fund (“EM Corporate Debt Fund”), the Forward Emerging Markets Fund (“Emerging Markets Fund”), the Forward Equity Long/Short Fund (“Equity Long/Short Fund”) (prior to August 1, 2014, known as the Forward Endurance Long/Short Fund), the Forward Global Dividend Fund (“Global Dividend Fund”), the Forward International Dividend Fund (“International Dividend Fund”), the Forward International Small Companies Fund (“International Small Companies Fund”), the Forward Select EM Dividend Fund (“Select EM Dividend Fund”), the Forward Small Cap Equity Fund (“Small Cap Equity Fund”), the Forward Tactical Enhanced Fund (“Tactical Enhanced Fund”), the Forward Tactical Growth Fund (“Tactical Growth Fund”), and the Forward Commodity Long/Short Strategy Fund (“Commodity Long/Short Strategy Fund”).

The Credit Analysis Long/Short Fund seeks to maximize total return (capital appreciation and income) by investing primarily in a portfolio of municipal bonds, corporate bonds, notes and other debentures, U.S. Treasury and Agency securities, sovereign debt, emerging markets debt, variable rate demand notes including tender option bonds, floating rate or zero coupon securities and nonconvertible preferred securities that are actively traded in the public markets. The Dynamic Income Fund seeks total return, with dividend and interest income being an important component of that return, while exhibiting less downside volatility than the S&P 500 Index through the use of a dividend-capture strategy and a tactical allocation strategy. The EM Corporate Debt Fund seeks to achieve high total return (capital appreciation and income) by investing primarily in a portfolio of fixed income securities of companies located in emerging market countries. The Emerging Markets Fund seeks to achieve long-term growth of capital and invests primarily in the equity securities of emerging market companies. The Equity Long/Short Fund seeks to provide long-term growth of capital by investing both long and short primarily in equity securities of U.S. and non-U.S. issuers, including issuers located in emerging and frontier markets. The Global Dividend Fund seeks to achieve high total return (capital appreciation and income) and invests primarily in equity securities of dividend paying companies. The International Dividend Fund seeks to achieve high total return (capital appreciation and income) and invests primarily in the equity securities of dividend paying companies located outside of the U.S. The International Small Companies Fund seeks to achieve long-term growth of capital and invests in equity securities of companies with small market capitalizations located outside the U.S. The Select EM Dividend Fund seeks to achieve high total return through capital appreciation and current income and invests primarily in equity securities of dividend paying companies located in emerging market countries. The Small Cap Equity Fund seeks to achieve high total return and invests primarily in equity securities of small capitalization companies. The Tactical Enhanced Fund seeks to produce above-average, risk-adjusted returns, in any market environment, while exhibiting less downside volatility than the S&P 500 Index and invests primarily in a portfolio of instruments providing exposure, both long and short, to the U.S. and non-U.S. equity markets, including exchange-traded funds (“ETFs”), futures and options on securities, securities indices and shares of ETFs. The Tactical Growth Fund seeks to produce above-average, risk-adjusted returns, in any market environment, while exhibiting less downside volatility than the S&P 500 Index and invests primarily in a portfolio of ETFs and instruments providing exposure to U.S and non-U.S. equity securities (comprised of futures and options on securities, securities indices and shares of ETFs), which represent general asset classes, including both U.S. and overseas equity markets. The Commodity Long/Short Strategy Fund seeks long term total return and seeks exposure to the commodity markets and returns that correspond to the Credit Suisse Momentum and Volatility Enhanced Return Strategy Index.

Information presented in the accompanying Funds’ financial statements pertains to the Investor Class, Institutional Class, Class A, Class C, Advisor Class and Class Z shares offered by the Trust.

All classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.

Certain Funds invest a high percentage of their assets in specific sectors of the market. As a result, the economic and regulatory developments in a particular sector of the market, positive or negative, can have a greater impact on the relevant Fund’s net asset value and may cause its shares to fluctuate more than if the Fund did not concentrate its investments in a particular sector.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and

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assumptions that affect the reported amounts and disclosures in the financial statements during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Funds ultimately realize upon sale of the securities. Each Fund is considered an investment company for financial reporting purposes under GAAP. The financial statements have been prepared as of the close of the New York Stock Exchange (“NYSE”) on December 31, 2014.

Portfolio Valuation: Portfolio securities or contracts that are listed or traded on a national securities exchange, contract market or over-the-counter market and that are freely transferable are valued at the last reported sale price or a market’s official closing price on the valuation day. If there have been no sales that day, such securities or contracts are valued at the average of the last reported bid and ask price for long positions or ask prices for short positions. If no bid or ask prices are quoted before closing, such securities or contracts are valued either at the last available sale price or at fair value in accordance with procedures established by, and under the general supervision of, the Board of Trustees.

Debt securities that have an original maturity of more than 365 days or that are credit impaired are valued on the basis of the average of the latest bid and ask price. Debt securities that have an original maturity of less than 365 days and that are not credit impaired are valued as follows: (a) maturity of 61 to 365 days, on the basis of the average of the latest bid and ask price; and (b) maturity of 60 days or less, at amortized cost.

Investments held by the Forward U.S. Government Money Fund are valued using the amortized cost method of valuation permitted in accordance with meeting certain conditions and regulations set forth under Rule 2a-7 of the 1940 Act. Under the amortized cost method, an investment is valued at its cost on the date of purchase and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the investment.

The Funds’ independent pricing vendors (approved by the Board of Trustees) use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing vendors may utilize a market-based approach through which quotes from market makers are used to determine value. In instances where sufficient market activity may not exist or is limited, the pricing vendors may also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the value.

In the event valuation information is not available from the Funds’ independent pricing vendors for a security held by a Fund, such security may be valued by alternate pricing methods, including the use of quotations obtained from dealers that make markets in such securities, or otherwise determined based on the fair value of such securities. To the extent that such securities do not trade on a valuation day and the last bid and ask prices are not available, the securities may be valued using matrix pricing or similar valuation methods from the Funds’ independent pricing vendors. Bonds that do not trade regularly tend to be less liquid, and their values may be determined based on alternate or fair valuation methods (approved by the Board of Trustees) more frequently than portfolio holdings that are more frequently traded.

If the Funds’ independent pricing vendors do not provide valuation information for swap contracts or structured notes held by a Fund, such swap contracts and structured notes may be valued by Forward Management, LLC, the Investment Advisor of the Funds (the “Advisor” or “Forward Management”) based on information from the structuring firm or issuer.

Futures, options on futures, and swap contracts that are listed or traded on a national securities exchange, commodities exchange, contract market or comparable over-the-counter market and that are freely transferable are valued at their closing settlement price on the exchange on which they are primarily traded or based upon the current settlement price for a like instrument acquired on the day on which the instrument is being valued. A settlement price may not be used if the market makes a limit move with respect to a particular commodity. Over-the-counter futures, options on futures, and swap contracts for which market quotations are readily available are valued based on quotes received from independent pricing vendors or one or more dealers that make markets in such securities. If quotes are not available from an independent pricing vendor or dealers, over-the-counter futures and options on futures contracts are valued using fair valuation methodologies.

Options on securities and options on indices are valued using the last quoted sale price as of the close of the securities or commodities exchange on which they are traded. If there has been no sale that day, such securities are valued at the average of the last reported bid and ask prices on the valuation day for long positions or ask prices for short positions. Certain investments including options may trade in the over-the-counter market and generally are valued based on quotes received from independent pricing vendors or one or more dealers that make markets in such securities.

185	December 31, 2014

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Portfolio securities that are traded on foreign securities exchanges are generally valued at the last reported sale or closing price of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. In such an event, the fair value of those securities is determined in good faith through consideration of other factors in accordance with procedures established by, and under the general supervision of, the Board of Trustees. Certain Funds will use a fair valuation model provided by independent pricing vendors, which is intended to reflect fair value when a security’s value is believed to have been materially affected by a valuation event that has occurred between the close of the exchange or market on which the security is traded and the close of the normal trading day of the NYSE, 4:00 p.m. Eastern Time. The Funds’ procedures set forth certain triggers that instruct when to use the fair valuation model. The value assigned to a security by the fair valuation model is a determination of fair value made under the Funds’ valuation procedures and under the supervision of the Board of Trustees. In such a case, a Fund’s value for a security may be different from the last sales price (or the latest closing price) and there is no guarantee that a fair valued security will be sold at the price at which a Fund is valuing the security.

Forward currency contracts have a market value determined by the prevailing daily foreign currency exchange rates and current foreign currency exchange forward rates. The foreign currency exchange forward rates are calculated using an automated system that estimates rates on the basis of the current day foreign currency exchange rates and forward foreign currency exchange rates supplied by a pricing vendor. Foreign exchange rates and forward foreign currency exchange rates may generally be obtained at the close of the NYSE, normally 4:00 p.m. Eastern Time.

Redeemable securities issued by open-end registered investment companies and offshore affiliated subsidiaries are valued at the investment company’s or subsidiary’s applicable net asset value, with the exception of exchange-traded open-end investment companies, which are priced as equity securities.

All other securities and other assets are carried at their fair value as determined in good faith using methodologies approved by the Board of Trustees. The valuation methodologies include: analysis of recent public transactions in securities or assets of the same class or that are highly similar; analysis of recent private transactions in securities or assets of the same class or that are highly similar; analysis of information that provides a reasonable basis for valuation, such as appraisals, analysts’ reports, and valuation models; and cost, if other valuation methods are not available.

Securities Transactions and Investment Income: Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales of securities are determined by the identified cost method. Interest income, adjusted for accretion of discounts and amortization of premiums, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as a Fund is informed of such dividends in the exercise of reasonable diligence. If applicable, any foreign capital gains taxes are accrued, net of unrealized gains, and are payable upon the sale of such investments.

Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE, normally 4:00 p.m. Eastern Time. The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed.

Debt Securities: Debt securities are affected primarily by the financial condition of the companies or other entities that have issued them and by changes in interest rates. There is a risk that an issuer of a Fund’s debt investments may not be able to meet its financial obligations (e.g., may not be able to make principal and/or interest payments when they are due or otherwise default on other financial terms) and/or go bankrupt. Lower rated debt securities, such as high-yield/high-risk bonds, are especially subject to credit risk during periods of economic uncertainty or during economic downturns and are more likely to default on their interest and/or principal payments than higher rated debt securities. Debt securities with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt securities with shorter durations. The value of debt securities may fall when interest rates rise. Given the current historically low interest rate environment, the risks associated with rising interest rates are heightened and future increases in interest rates may result in periods of dramatic volatility and may negatively impact the value of debt securities. The liquidity of the market for debt securities may decrease during periods of increased volatility. Additionally, new regulations applicable to and changing business practices of broker-dealers that make markets in debt securities may result in those broker-dealers restricting their market making activities for certain debt securities, which may reduce the liquidity and increase the volatility of such debt securities.

Collateralized Debt Obligations: Certain Funds may invest in collateralized debt obligations (“CDOs”), which include collateralized loan obligations (“CLOs”) and other similarly structured securities. CLOs are a type of asset-backed security. A CLO is a trust typically collateralized by a pool of loans,

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which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses. For CDOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CDO trust typically has a higher rating and lower yield than its underlying securities and can be rated investment grade. Despite the protection from the equity tranche, CDO senior tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CDO securities as a class. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Funds as illiquid securities; however, an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions under the Securities Act of 1933. In addition to the normal risks associated with fixed income securities (e.g., interest rate risk and default risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Funds may invest in tranches of CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Commodity-Linked Notes: Certain Funds may invest in commodity-linked notes, which are derivative debt instruments whose principal and/or interest payments are linked to the price movement of a commodity, commodity index or commodity futures or option contract. The value of these notes will rise and fall in response to changes in the underlying commodity, related index or reference asset. These notes are often leveraged, increasing the volatility of each note’s value relative to the change in the underlying linked index. Commodity index-linked investments may be more volatile and less liquid than the underlying index, and their value may be affected by the performance of the commodities as well as other factors, including liquidity, quality, maturity and other economic variables. Commodity-linked notes are typically issued by a bank or other financial institution and are sometimes referred to as structured notes because the terms of the notes may be structured by the issuer and the purchaser of the notes to accommodate the specific investment requirements of the purchaser.

Exchange-Traded Funds (“ETFs”): Certain Funds may invest in ETFs, which are funds whose shares are traded on a national securities exchange. ETFs may be based on underlying equity or fixed income securities, as well as commodities or currencies. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.” The investor purchasing a creation unit then sells the individual shares on a secondary market. Although similar diversification benefits may be achieved through an investment in another investment company, ETFs generally offer greater liquidity and lower expenses. Because an ETF incurs its own fees and expenses, shareholders of a Fund investing in an ETF will indirectly bear those costs. Such Funds will also incur brokerage commissions and related charges when purchasing or selling shares of an ETF. Unlike typical investment company shares, which are valued once daily, shares in an ETF may be purchased or sold on a securities exchange throughout the trading day at market prices that are generally close to the net asset value of the ETF.

Foreign Securities: Certain Funds may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. These risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Government-Sponsored Enterprises (“GSEs”): Certain Funds may invest in GSEs, which are privately-owned corporations created by the U.S. Congress to provide funding and help to reduce the cost of capital for certain borrowing sectors of the economy, such as homeowners, students, and farmers. Certain GSEs (such as Freddie Mac, Fannie Mae, and FHLB), although sponsored or chartered by the U.S. Government, are not funded by the U.S. Government, and the securities they issue are not guaranteed by the U.S. Government. GSE debt is generally considered to be of high credit quality due to the implied backing of the U.S. Government, but ultimately it is the sole obligation of its issuer. For that reason, securities issued by GSEs are considered to carry somewhat greater credit risk than securities issued by the U.S. Treasury or government agencies that carry the full faith and credit of the U.S. Government.

Master Limited Partnerships (“MLPs”): Certain Funds may invest in MLPs, which are limited partnerships in which ownership units are publicly traded.

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MLPs often own interests in properties or businesses that are related to the oil and gas industries, although MLPs may invest in other types of investments. Generally, a MLP is operated under the supervision of one or more managing general partners. Limited partners (such as a Fund investing in a MLP) are not involved in the day-to-day management of the partnership.

Investments in MLPs are generally subject to many of the risks that apply to partnerships. For example, holders of units of a MLP may have limited control and limited voting rights on matters affecting the partnership. There may be fewer corporate protections afforded investors in a MLP than investors in a corporation, and conflicts of interest may exist among unit holders and the general partner of a MLP. MLPs that concentrate in a particular industry or region are subject to risk associated with such industry or region. Investments held by MLPs may be illiquid. MLP unit prices may be more volatile than securities of larger or more broadly based companies.

Unlike most corporations, MLPs do not pay income tax but instead pass through their taxable income to unit holders who are required to report their allocable share of a MLP’s taxable income. A MLP’s distribution to unit holders may exceed the unit holder’s share of the MLP’s taxable income, and a portion of the distribution may represent a return of capital. If a Fund invests in a MLP that makes a return of capital, a portion of the Fund’s distribution to shareholders may also represent a return of capital.

Mortgage-Related and Other Asset-Backed Securities: Certain Funds may invest in mortgage-related and other asset-backed securities. A mortgage-backed security, which represents an interest in a pool of assets such as mortgage loans, will mature when all the mortgages in the pool mature or are paid. Therefore, mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates rise or fall.

Mortgage-backed securities are subject to extension risk, which is the risk that a Fund that holds mortgage-backed securities may exhibit additional volatility during periods of rising interest rates. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. In addition, mortgage-backed securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because a Fund will have to reinvest that money at the lower prevailing interest rates.

A Fund’s investments in asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. Asset-backed securities present credit risks that are not presented by mortgage-backed securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable in quality to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, a Fund will be unable to possess and sell the underlying collateral and that a Fund’s recoveries on repossessed collateral may not be available to support payments on the security. In the event of a default, a Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

Real Estate Investment Trusts (“REITs”): Certain Funds may invest a portion of their assets in REITs and are subject to certain risks associated with direct investments in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. There is no guarantee that the REITs held by the Funds will continue to pay dividends. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”), or its failure to maintain exemption from registration under the 1940 Act.

Repurchase Agreements: Certain Funds may enter into repurchase agreements (agreements to purchase securities—generally securities of the U.S. Government, its agencies or instrumentalities—subject to the seller’s agreement to repurchase them at a specified time and price) with well-established dealers or institutions that Forward Management, or the appropriate sub-advisor, has determined to be creditworthy. Repurchase agreements subject the Fund to counterparty risk, meaning that a fund could lose money if the other party fails to perform under the terms of the agreement. The Fund mitigates this risk by ensuring that the Fund’s repurchase agreements are fully collateralized by cash or U.S. government and agency securities. It is the Funds’ policy to take possession of the underlying securities, held in safekeeping at the Fund’s custodian or designated sub-custodians for tri-party repurchase agreements, as collateral and, on a daily basis, mark-to-market such securities to ensure that the market value including accrued interest is at least equal to the amount owed to the Funds under each repurchase agreement. The Funds held no repurchase agreements as of December 31, 2014.

Short Sales: Certain Funds may sell securities short. Short sales are transactions in which a Fund sells a security that it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, a Fund must borrow the security to deliver to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it in the open market at some later date. The Fund bears the risk of a loss if the market

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price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in value between those dates. There can be no assurance that securities necessary to cover a short position will be available for purchase. All short sales must be fully collateralized. The Fund maintains collateral consisting of cash, U.S. Government securities or other liquid assets in an amount at least equal to the market value of their respective short positions. The Fund is liable for any dividends or interest payable on securities while those securities are in a short position. The Fund typically intends to hold securities sold short for the short term; therefore, they are excluded from the purchases and sales of investments in Note 7 and the Fund’s Portfolio Turnover Calculation in the Financial Highlights. The Funds held no securities sold short as of December 31, 2014.

Structured Notes: Certain Funds may invest in structured notes, which are debt obligations that also contain an embedded derivative component with characteristics that adjust the obligation’s risk/return profile. Generally, the performance of a structured note will track that of the underlying debt obligation and the derivative embedded within it. The Fund has the right to receive periodic interest payments from the issuer of the structured notes at an agreed-upon interest rate and a return of the principal at the maturity date.

Structured notes are typically privately negotiated transactions between two or more parties. The Fund bears the risk that the issuer of the structured note will default or become bankrupt. The Fund also bears the risk of the loss of its principal investment and periodic interest payments expected to be received for the duration of its investment in the structured notes.

In the case of structured notes on credit default swaps, the Fund is also subject to the credit risk of the corporate credits underlying the credit default swaps. If one of the underlying corporate credits defaults, the Fund may receive the security that has defaulted, or alternatively a cash settlement may occur, and the Fund’s principal investment in the structured note would be reduced by the corresponding face value of the defaulted security.

A highly liquid secondary market may not exist for the structured notes a Fund may invest in, and there can be no assurance that a highly liquid secondary market will develop. The lack of a highly liquid secondary market may make it difficult for a Fund to sell the structured notes it holds at an acceptable price or accurately value such notes. The market for structured notes may be, or suddenly can become, illiquid. The other parties to the transaction may be the only investors with sufficient understanding of the derivative to be interested in bidding for it. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for structured notes. In certain cases, a market price for a credit-linked security may not be available.

Fair Value Measurements: A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of each Fund’s investments as of the reporting period end. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1—Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date.

Level 2—Quoted prices in markets which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability. The Board of Trustees has approved independent pricing vendors that calculate fair valuations of international equity securities based on a number of factors that appear to correlate to the movements in the U.S. markets.

Level 3—Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

189	December 31, 2014

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The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of December 31, 2014:

Investments in Securities	Level 1	Level 2	Level 3	Total
Credit Analysis Long/Short Fund
Municipal Bonds(a)	—	$90,926,419	—	$90,926,419
Short-Term Securities	—	7,117,892	—	7,117,892

Total	—	$98,044,311	—	$98,044,311

Dynamic Income Fund
Common Stocks(a)	$15,836,840	—	—	$15,836,840
Exchange-Traded Funds	1,027,500	—	—	1,027,500
Limited Partnerships(a)	784,350	—	—	784,350
Preferred Stocks(a)	2,493,030	—	—	2,493,030

Total	$20,141,720	—	—	$20,141,720

EM Corporate Debt Fund
Common Stocks(a)	$1,517,066	—	—	$1,517,066
Foreign Government Obligations(a)	—	$15,807,100	—	15,807,100
Asset-Backed Securities(a)	—	17,101,275	—	17,101,275
Contingent Convertible Securities(a)	—	5,604,344	—	5,604,344
Convertible Corporate Bonds(a)	—	1,435,000	—	1,435,000
Corporate Bonds(a)	—	356,884,479	—	356,884,479

Total	$1,517,066	$396,832,198	—	$398,349,264

Emerging Markets Fund
Common Stocks(a)	$11,314,212	—	—	$11,314,212
Preferred Stocks(a)	146,666	—	—	146,666
Loan Participation Notes(a)	—	$129,382	—	129,382

Total	$11,460,878	$129,382	—	$11,590,260

Equity Long/Short Fund
Common Stocks(a)	$2,062,233	—	—	$2,062,233

Total	$2,062,233	—	—	$2,062,233

Global Dividend Fund
Common Stocks
China	—	$197,065	—	$197,065
France	—	717,353	—	717,353
Germany	$355,784	225,204	—	580,988
Hong Kong	270,909	135,712	—	406,621
Indonesia	—	354,205	—	354,205
Italy	—	185,881	—	185,881
Japan	—	1,308,898	—	1,308,898
Malaysia	—	80,053	—	80,053
Netherlands	—	104,974	—	104,974
Norway	—	499,879	—	499,879
Philippines	186,151	377,987	—	564,138
Singapore	133,000	162,145	—	295,145

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Notes to Financial Statements

Investments in Securities	Level 1	Level 2	Level 3	Total
Global Dividend Fund (continued)
Sweden	—	$763,969	—	$763,969
Switzerland	$1,133,344	174,562	—	1,307,906
Taiwan	—	266,587	—	266,587
Thailand	—	326,402	—	326,402
Turkey	—	89,593	—	89,593
United Kingdom	503,990	259,334	—	763,324
Other(a)	4,329,284	—	—	4,329,284
Limited Partnerships(a)	158,988	—	—	158,988
Preferred Stocks(a)	—	107,927	—	107,927
Collateralized Mortgage Obligations(a)	—	99,608	—	99,608

Total	$7,071,450	$6,437,338	—	$13,508,788

International Dividend Fund
Closed-End Funds(a)	$20,181	—	—	$20,181
Common Stocks
Austria	—	$218,585	—	218,585
China	—	7,567,494	—	7,567,494
France	—	14,727,935	—	14,727,935
Germany	10,368,851	8,967,604	—	19,336,455
Hong Kong	5,569,252	11,953,847	—	17,523,099
Indonesia	—	12,338,415	—	12,338,415
Italy	—	4,023,634	—	4,023,634
Japan	—	23,972,052	—	23,972,052
Macau	—	2,795,585	—	2,795,585
Malaysia	116,350	3,129,676	—	3,246,026
Netherlands	1,472,900	2,639,351	—	4,112,251
Norway	—	9,245,128	—	9,245,128
Philippines	3,634,006	14,336,907	—	17,970,913
Russia	2,755,631	1,480,367	—	4,235,998
Singapore	2,916,500	5,566,634	—	8,483,134
Sri Lanka	2,506,298	1,796,673	—	4,302,971
Sweden	—	15,962,445	—	15,962,445
Switzerland	17,018,287	10,196,045	—	27,214,332
Taiwan	—	4,978,240	—	4,978,240
Thailand	—	6,102,562	—	6,102,562
Turkey	—	5,715,381	—	5,715,381
United Kingdom	13,122,397	8,486,642	—	21,609,039
Vietnam	2,211,358	2,790,374	—	5,001,732
Other(a)	36,106,770	—	—	36,106,770
Loan Participation Notes(a)	—	15,070,309	—	15,070,309
Preferred Stocks
Germany	—	4,682,285	—	4,682,285
United States	398,772	—	—	398,772
Collateralized Mortgage Obligations(a)	—	3,404,731	—	3,404,731
Corporate Bonds(a)	—	10,348,244	—	10,348,244

Total	$98,217,553	$212,497,145	—	$310,714,698

191	December 31, 2014

Notes to Financial Statements

Investments in Securities	Level 1	Level 2	Level 3	Total
International Small Companies Fund
Common Stocks
Australia	$1,152,377	$9,791,341	—	$10,943,718
Belgium	—	4,167,116	—	4,167,116
Denmark	—	3,915,816	—	3,915,816
Finland	—	2,458,927	—	2,458,927
France	—	11,684,826	—	11,684,826
Germany	—	14,465,042	—	14,465,042
Hong Kong	—	5,426,564	—	5,426,564
Ireland	—	1,677,547	—	1,677,547
Italy	—	4,613,960	—	4,613,960
Japan	—	51,360,626	—	51,360,626
Netherlands	—	1,928,186	—	1,928,186
New Zealand	—	2,410,895	—	2,410,895
Portugal	—	1,801,858	—	1,801,858
Singapore	524,799	3,266,465	—	3,791,264
Spain	—	1,481,580	—	1,481,580
Sweden	—	1,028,446	—	1,028,446
Switzerland	983,178	1,778,260	—	2,761,438
United Kingdom	1,727,805	29,636,779	—	31,364,584
Preferred Stocks(a)	—	2,824,216	—	2,824,216

Total	$4,388,159	$155,718,450	—	$160,106,609

Select EM Dividend Fund
Closed-End Funds(a)	$1,744	—	—	$1,744
Common Stocks(a)	47,037,386	—	—	47,037,386
Loan Participation Notes(a)	—	$5,205,043	—	5,205,043
Preferred Stocks(a)	649,968	—	—	649,968
Collateralized Mortgage Obligations(a)	—	1,181,855	—	1,181,855
Corporate Bonds(a)	—	963,807	—	963,807

Total	$47,689,098	$7,350,705	—	$55,039,803

Small Cap Equity Fund
Common Stocks(a)	$26,866,463	—	—	$26,866,463
Affiliated Investment Companies	350,051	—	—	350,051

Total	$27,216,514	—	—	$27,216,514

Tactical Enhanced Fund
Exchange-Traded Funds	$16,070,100	—	—	$16,070,100

Total	$16,070,100	—	—	$16,070,100

Tactical Growth Fund
Exchange-Traded Funds	$655,850,168	—	—	$655,850,168
Options Purchased	4,537,500	—	—	4,537,500

Total	$660,387,668	—	—	$660,387,668

December 31, 2014	192

Notes to Financial Statements

Investments in Securities	Level 1	Level 2	Level 3	Total
Commodity Long/Short Strategy Fund
Agency Pass-Through Securities(a)	—	$9,667,460	—	$9,667,460
Asset-Backed Securities	—	1,300,349	—	1,300,349
Collateralized Mortgage Obligations(a)	—	4,725,024	—	4,725,024
Corporate Bonds(a)	—	10,588,335	—	10,588,335
Municipal Bonds	—	8,018,478	—	8,018,478
U.S. Treasury Bonds & Notes	—	8,018,924	—	8,018,924

Total	—	$42,318,570	—	$42,318,570

(a) For detailed descriptions of sector, industry, country or state, see the accompanying Portfolio of Investments.

Other Financial Instruments(a)	Level 1	Level 2	Level 3	Total
Credit Analysis Long/Short Fund
Liabilities
Futures Contracts	$(298,722)	—	—	$(298,722)

Total	$(298,722)	—	—	$(298,722)

Dynamic Income Fund
Liabilities
Futures Contracts	$(3,297)	—	—	$(3,297)

Total	$(3,297)	—	—	$(3,297)

EM Corporate Debt Fund
Liabilities
Credit Default Swap Contracts	—	$(278,148)	—	$(278,148)

Total	—	$(278,148)	—	$(278,148)

Equity Long/Short Fund
Liabilities
Futures Contracts	$(24,788)	—	—	$(24,788)

Total	$(24,788)	—	—	$(24,788)

International Dividend Fund
Liabilities
Futures Contracts	$(36,934)	—	—	$(36,934)

Total	$(36,934)	—	—	$(36,934)

Small Cap Equity Fund
Assets
Futures Contracts	$20,074	—	—	$20,074

Total	$20,074	—	—	$20,074

Tactical Growth Fund
Liabilities
Options Written	$(1,687,500)	—	—	$(1,687,500)

Total	$(1,687,500)	—	—	$(1,687,500)

Commodity Long/Short Strategy Fund
Assets
Total Return Swap Contracts	—	$5,042,114	—	$5,042,114
Liabilities
Total Return Swap Contracts	—	(762,092)	—	(762,092)

Total	—	$4,280,022	—	$4,280,022

(a) Other financial instruments are derivative instruments reflected in the schedules to the Portfolio of Investments, such as swap contracts, options written and futures contracts.

193	December 31, 2014

Notes to Financial Statements

The Funds recognize transfers between levels as of the beginning of the annual period in which the transfer occurred. As of December 31, 2014 the only transfers of securities from Level 1 to Level 2 were for the Global Dividend Fund, the International Dividend Fund, and the International Small Companies Fund due to the utilization of a fair valuation model provided by the Funds’ independent pricing vendor. The Funds’ procedures set forth certain triggers which instruct when to use the fair valuation model, and the value assigned to a security by the fair valuation model is a determination of fair value made under the Funds’ valuation procedures and under the supervision of the Board of Trustees. No other Funds had transfers from Level and Level 2 securities.

As of December 31, 2014, the Funds did not have transfers between the fair value levels designated in the preceding table and unobservable inputs (Level 3) used in determining fair value. Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

Derivative Instruments and Hedging Activities: The following discloses the Funds’ use of derivative instruments and hedging activities.

The Funds’ investment objectives not only permit the Funds to purchase investment securities but also allow certain Funds to enter into various types of derivative contracts, including, but not limited to, futures contracts, swap contracts, forward currency contracts, and purchased and written options. In doing so, the Funds will employ strategies in differing combinations to permit them to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity or debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors: In pursuit of their investment objectives, certain Funds may use derivatives that increase or decrease a Fund’s exposure to the following market risk factors:

Credit Risk: Credit risk is the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk: Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the value of the foreign currency denominated security will increase as the dollar depreciates against the currency.

Interest Rate Risk: Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase the value of such investments. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Risk of Investing in Derivatives: The Funds’ use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Funds are using derivatives to decrease or hedge exposures to market risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected, resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Funds to increase their market value exposure relative to their net assets and can substantially increase the volatility of the Funds’ performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Typically, the associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to settle the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Forward Currency Contracts: Certain Funds invest in forward currency contracts to reduce the risks of fluctuating exchange rates and to generate returns uncorrelated to the other strategies employed. A forward currency

December 31, 2014	194

Notes to Financial Statements

contract involves an obligation to purchase or sell a specific currency at a future date, which may be a fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. By entering into a forward currency contract, the Fund “locks in” the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. As a result, the Fund reduces its exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. The Fund may enter into these contracts for the purpose of hedging against foreign exchange risk arising from the Fund’s investment or anticipated investment in securities denominated in foreign currencies. The Fund also may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. The unrealized appreciation/(depreciation) is reported in the Statement of Assets and Liabilities as receivable or payable and in the Statement of Operations within the change in unrealized appreciation/ (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain/ (loss) in the Statement of Operations. As of December 31, 2014, the Funds held no forward currency contracts.

Futures: Certain Funds may invest in futures contracts in accordance with their investment objectives. Each Fund does so for a variety of reasons, including for cash management, hedging or non-hedging purposes in an attempt to achieve investment returns consistent with the Fund’s investment objective. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Futures transactions may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, a Fund could be exposed to risk if the counterparties to the contracts are unable to meet the terms of their contracts. With exchange-traded futures, there is minimal counterparty credit risk to the Funds since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of liquid assets (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to a Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each day a Fund may pay or receive cash, called “variation margin,” equal to the daily change in value of the futures contract. Such payments or receipts are recorded for financial statement purposes as unrealized gains or losses by a Fund. Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between a Fund and the broker of the amount one would owe the other if the futures contract expired. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

As of December 31, 2014, the Funds had outstanding unrealized gain/(loss) on futures contracts as follows:

Fund	Unrealized Gain/(Loss) on Futures Contracts at 12/31/14
Credit Analysis Long/Short Fund	$(298,722)
Dynamic Income Fund	(3,297)
Equity Long/Short Fund	(24,788)
International Dividend Fund	(36,934)
Small Cap Equity Fund	20,074

No other Funds held futures contracts as of December 31, 2014.

Option Writing/Purchasing: Certain Funds may write or purchase option contracts to adjust risk and return of their overall investment positions. When a Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options

195	December 31, 2014

Notes to Financial Statements

that expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on affecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase, or proceeds from the sale, in determining whether the Fund has realized a gain or loss on investment transactions. Risks from entering into option transactions arise from the potential inability of counterparties to meet the terms of the contracts, the potential inability to enter into closing transactions because of an illiquid secondary market and unexpected movements in security values. As of December 31, 2014, the Tactical Growth Fund held purchased options with a market value of $4,537,500 and written options with a market value of $(1,687,500). No other Funds held purchased or written options as of December 31, 2014.

Written option activity for the year ended December 31, 2014 was as follows:

	Written Call Options		Written Put Options
Equity Long/Short Fund	Number of Contracts	Contract Premium	Number of Contracts	Contract Premium
Outstanding, at beginning of year December 31, 2013	(570)	$(53,759)	—	$—

Options written	(397)	(84,175)	(172)	(12,971)
Options exercised or closed	887	124,256	12	10,337
Options expired	80	13,678	160	2,634

Outstanding, December 31, 2014	—	$—	—	$—

	Written Put Options
Tactical Growth Fund	Number of Contracts	Contract Premium
Outstanding, at beginning of year December 31, 2013	—	$—

Options written	(2,500)	(493,750)
Options exercised or closed	—	—
Options expired	—	—

Outstanding, December 31, 2014	(2,500)	$(493,750)

Swaps: Certain Funds may enter into interest rate, index, equity, currency exchange rate, total return and credit default swap agreements, as well as purchase and sell options to enter into such swap agreements, for hedging and non-hedging purposes. These transactions would be entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to a Fund than if the Fund had invested directly in the asset that yielded the desired return. Swap agreements may be executed in a multilateral or other trade facility program, such as a registered exchange (“centrally cleared swaps”) or may be privately negotiated in the over-the-counter market. The duration of a swap agreement typically ranges from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index). In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP.

Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Credit default swaps are a type of swap agreement in which the protection “buyer” is generally obligated to pay the protection “seller” an upfront and/ or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. The credit default swap agreement may have as reference obligations one or more securities that are not currently held by a Fund. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount if the swap is cash settled. A Fund may be either the buyer or seller in the transaction. If a Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Fund generally receives an upfront payment and/or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. Credit default swap agreements involve greater risks than if a Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A Fund

December 31, 2014	196

Notes to Financial Statements

will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness or that are centrally cleared.

Total return swap agreements are contracts in which one party agrees to make periodic payments based on the change in market value of underlying assets, which may include a specified security, basket of securities, defined portfolios of bonds, loans and mortgages, or securities indexes during the specified period in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets or indices. Total return swap agreements may be used to obtain exposure to a security or market index without owning or taking physical custody of such security or component securities of a market index. Total return swap agreements may effectively add leverage to a Fund’s portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. Total return swaps are a mechanism for the user to accept the economic benefits of asset ownership without utilizing the balance sheet. The other leg of the swap, usually the London Interbank Offered Rate (LIBOR), is spread to reflect the non-balance sheet nature of the product. Total return swaps can be designed with any underlying asset agreed upon between two parties. Typically no notional amounts are exchanged with total return swaps. Total return swap agreements entail the risk that a party will default on its payment obligations to a Fund thereunder. Swap agreements also entail the risk that a Fund will not be able to meet its obligation to the counterparty. Generally, a Fund will enter into total return swaps on a net basis (i.e., the two payment streams are netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

Most swap agreements entered into by a Fund calculate the obligations of the parties to the agreement on a “net basis.” Consequently, a Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net present value of amounts to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund’s current obligations under a swap agreement will be accrued daily (offset against amounts owed to the Fund), and any accrued but unpaid net amounts owed to a swap counterparty will be covered in accordance with applicable regulatory requirements to limit any potential leveraging of a Fund’s portfolio. Any net amount accrued but not yet paid to a Fund by the counterparty under a swap agreement (i.e., the Fund’s current rights under the swap agreement) is recorded as unrealized appreciation until the amount is paid to the Fund. The Fund’s maximum risk of loss from counterparty credit risk is generally limited to the net payment to be received by the Fund and/or the termination value at the end of the contract. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Funds’ investment restriction concerning senior securities.

Whether a Fund’s use of swap agreements will be successful in furthering its investment objective will depend on Forward Management’s ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Swap agreements that cannot be terminated or sold within seven days may be considered to be illiquid investments. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Although centrally cleared swaps typically present less counterparty risk than non-centrally cleared swaps, a Fund that has entered into centrally cleared swaps is subject to the risk of the failure of the CCP. A Fund will enter into swap agreements only with counterparties that meet certain standards for creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Fund’s repurchase agreement guidelines) or that are centrally cleared. Certain restrictions imposed on the Funds by the Code may limit a Fund’s ability to use swap agreements. It is possible that developments in the swap market, including additional government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern over-the-counter financial derivative transactions entered into by a Fund and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements.

During the year ended December 31, 2014, the Credit Analysis Long/Short Fund, the EM Corporate Debt Fund, and the Commodity Long/Short Strategy Fund invested in swap agreements consistent with the Funds’ investment strategies to gain exposure to certain markets or indices. As of December 31, 2014, the EM Corporate Debt Fund and the Commodity Long/Short Strategy Fund held swap agreements and have disclosed the details in the Portfolio of Investments. No other Funds held swap agreements as of December 31, 2014.

The values in the following tables exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not necessarily representative of the Funds’ net exposure. Cash held as collateral is in a segregated account with the Funds’ custodian and is reflected in the Statement of Assets and Liabilities.

197	December 31, 2014

Notes to Financial Statements

Balance Sheet – Fair Value of Derivative Instruments as of December 31, 2014(a):

Derivatives not Accounted for as Hedging Instruments	Asset Derivatives Balance Sheet Location	Fair Value	Liabilities Derivatives Balance Sheet Location	Fair Value
Credit Analysis Long/Short Fund
Interest Rate Contracts (Futures Contracts)		—	Variation margin payable	$298,722	(b)

Total		—		$298,722

Dynamic Income Fund
Equity Contracts (Futures Contracts)		—	Variation margin payable	$3,297

Total		—		$3,297

EM Corporate Debt Fund
Credit Contracts (Credit Default Swaps)		—	Swap premiums received	$118,193
Credit Contracts (Credit Default Swaps)		—	Unrealized loss on swap contracts	278,148

Total		—		$396,341

Equity Long/Short Fund
Equity Contracts (Futures Contracts)		—	Variation margin payable	$24,788

Total		—		$24,788

International Dividend Fund
Equity Contracts (Futures Contracts)		—	Variation margin payable	$36,934

Total		—		$36,934

Small Cap Equity Fund
Equity Contracts (Futures Contracts)	Variation margin receivable	$20,074		—

Total		$20,074		—

Tactical Growth Fund
Equity Contracts (Options Purchased)	Investments, at value	$4,537,500		—
Equity Contracts (Options Written)		—	Options written, at value	$1,687,500

Total		$4,537,500		$1,687,500

Commodity Long/Short Strategy Fund
Equity Contracts (Total Return Swaps)	Unrealized gain on swap contracts	$5,042,114	Unrealized loss on swap contracts	$762,092

Total		$5,042,114		$762,092

(a) For open derivative instruments as of December 31, 2014, see the Portfolio of Investments. At December 31, 2014, the percentage of the fair value of derivatives to net assets (“derivative activity”) for EM Corporate Debt Fund and Commodity Long/Short Strategy Fund was 2.72% less and 4.93% higher, respectively, than the Funds’ average month end derivative activity during the year. The Portfolio of Investments is representative of the derivative activity for the year ended December 31, 2014 for the other Funds.

(b) Includes the cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only the current day’s net variation margin is reported within the Statement of Assets and Liabilities.

The gains/(losses) in the following table are included in “Net realized gain/(loss)” or “Net change in unrealized gain/(loss)” on the Statement of Operations.

December 31, 2014	198

Notes to Financial Statements

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2014:

Derivatives not Accounted for as Hedging Instruments	Location of Gains/(Loss) on Derivatives Recognized in Income	Realized Gain/(Loss) on Derivatives Recognized in Income	Change in Unrealized Gain/(Loss) on Derivatives Recognized in Income
Credit Analysis Long/Short Fund
Interest Rate Contracts (Futures Contracts)	Net realized loss on futures contracts/Net change in unrealized depreciation on futures contracts	$(1,024,852)	$(298,722)
Credit Contracts (Credit Default Swaps)	Net realized gain on swap contracts	16,947	—

Total		$(1,007,905)	$(298,722)

Dynamic Income Fund
Equity Contracts (Futures Contracts)	Net realized loss on futures contracts/Net change in unrealized depreciation on futures contracts	$(123,738)	$(3,508)

Total		$(123,738)	$(3,508)

EM Corporate Debt Fund
Credit Contracts (Credit Default Swaps)	Net realized gain on swap contracts/Net change in unrealized depreciation on swap contracts	$411,591	$(278,148)
Foreign Exchange Contracts (Forward Currency Contracts)	Net realized loss on foreign currency	(409,647)	—
Interest Rate Contracts (Futures Contracts)	Net realized loss on futures contracts/ Net change in unrealized depreciation on futures contracts	(579,594)	(301,071)

Total		$(577,650)	$(579,219)

Emerging Markets Fund
Equity Contracts (Futures Contracts)	Net realized gain on futures contracts/Net change in unrealized depreciation on futures contracts	$17,658	$(2,796)

Total		$17,658	$(2,796)

Equity Long/Short Fund
Equity Contracts (Options Purchased)	Net realized gain on investments/Net change in unrealized depreciation on investments	$(37,344)	$(19,629)
Equity Contracts (Options Written)	Net realized loss on written option contracts/Net change in unrealized depreciation on written option contracts	(13,403)	(2,139)
Equity Contracts (Futures Contracts)	Net realized gain on futures contracts/Net change in unrealized depreciation on futures contracts	37,332	(24,788)

Total		$(13,415)	$(46,556)

International Dividend Fund
Equity Contracts (Futures Contracts)	Net realized gain/(loss) on futures contracts/Net change in unrealized depreciation on futures contracts	$(267,134)	$(36,934)

Total		$(267,134)	$(36,934)

Select EM Dividend Fund
Equity Contracts (Futures Contracts)	Net realized gain/(loss) on futures contracts	$1,534,726	—

Total		$1,534,726	—

199	December 31, 2014

Notes to Financial Statements

Derivatives not Accounted for as Hedging Instruments	Location of Gains/(Loss) on Derivatives Recognized in Income	Realized Gain/(Loss) on Derivatives Recognized in Income	Change in Unrealized Gain/(Loss) on Derivatives Recognized in Income
Small Cap Equity Fund
Equity Contracts (Futures Contracts)	Net realized gain/(loss) on futures contracts/Net change in unrealized depreciation on futures contracts	$251,867	$(40,975)

Total		$251,867	$(40,975)

Tactical Enhanced Fund
Equity Contracts (Futures Contracts)	Net realized gain/(loss) on futures contracts	$(409,557)	—

Total		$(409,557)	—

Tactical Growth Fund
Equity Contracts (Options Purchased)	Net realized gain/(loss) on investments/Net change in unrealized appreciation/(depreciation) on investments	$(5,706,865)	$3,206,250
Equity Contracts (Options Written)	Net change in unrealized depreciation on written options contracts	—	(1,193,750)
Equity Contracts (Futures Contracts)	Net realized gain/(loss) on futures contracts/Net change in unrealized depreciation on futures contracts	37,392,307	(12,540,059)

Total		$31,685,442	$(10,527,559)

Commodity Long/Short Strategy Fund
Equity Contracts (Total Return Swaps)	Net realized loss on swap contracts/Net change in unrealized appreciation on swap contracts	$(4,590,433)	$2,849,949

Total		$(4,590,433)	$2,849,949

Certain derivative contracts and repurchase agreements are executed under either standardized netting agreements or, for exchange-traded derivatives, the relevant contracts for a particular exchange which contain enforceable netting provisions. A derivative netting arrangement creates an enforceable right of set-off that becomes effective, and affects the realization of settlement on individual assets, liabilities and collateral amounts, only following a specified event of default or early termination. Default events may include the failure to make payments or deliver securities timely, material adverse changes in financial condition or insolvency, the breach of minimum regulatory capital requirements, or loss of license, charter or other legal authorization necessary to perform under the contract.

December 31, 2014	200

Notes to Financial Statements

The following table presents financial instruments that are subject to enforceable netting arrangements or other similar agreements as of December 31, 2014:

Offsetting of Financial Assets and Derivative Assets(a)

	Gross Amounts of Recognized Assets	Gross Amounts Offset In the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Gross Amounts Not Offset in the Statement of Assets and Liabilities
				Financial Instruments(b)	Cash Collateral Received(b)	Net Amount
Commodity Long/Short Strategy Fund
Equity Contracts (Total Return Swaps)	$5,042,114	$—	$5,042,114	$—	$—	$5,042,114

Total	$5,042,114	$—	$5,042,114	$—	$—	$5,042,114

Offsetting of Financial Liabilities and Derivative Liabilities
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset In the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Gross Amounts Not Offset in the Statement of Assets and Liabilities
				Financial Instruments(b)	Cash Collateral Pledged(b)	Net Amount
EM Corporate Debt Fund
Credit Contracts (Credit Default Swaps)	$278,148	$—	$278,148	$—	$(278,148)	$—

Total	$278,148	$—	$278,148	$—	$(278,148)	$—

Commodity Long/Short Strategy Fund
Equity Contracts (Total Return Swaps)	$762,092	$—	$762,092	$—	$(762,092)	$—

Total	$762,092	$—	$762,092	$—	$(762,092)	$—

(a) For additional information about enforceable netting arrangements or similar agreements and associated collateral, see disclosures presented in Note 2 of the Notes to the Financial Statements.

(b) These amounts are limited to the derivative asset/liability balance and, accordingly, do not include excess collateral received/pledged which is disclosed in the Portfolio of Investments for financial instruments and in the Statement of Assets and Liabilities for cash collateral.

Warrants: Certain Funds may invest in warrants. A Fund may purchase warrants issued by domestic and foreign companies to purchase newly created equity securities consisting of common and preferred stock. Warrants are securities that give the holder the right, but not the obligation, to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a certain date or during a set period. The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant.

Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security; and, thus, can be a speculative investment. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant.

The leveraging effect enables the investor to gain exposure to the underlying security with a relatively low capital investment. This leveraging increases an investor’s risk, as a complete loss of the amount invested in the warrant may result in the event of a decline in the value of the underlying security. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant, a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants generally pay no dividends and confer no voting or other rights other than to purchase the underlying security. As of December 31, 2014, the Funds held no warrants.

201	December 31, 2014

Notes to Financial Statements

Cash Management Transactions: The Funds may hold cash balances in bank demand deposit accounts with the Funds’ custodian, Citibank, N.A. (“Citibank”). Such amounts are readily accessible to purchase investments or pay Fund expenses. The Funds consider liquid assets deposited in a bank demand deposit account to be cash equivalents. Cash and cash equivalents are valued at cost plus any accrued interest. The Funds may maintain demand deposit accounts that have an aggregate value in excess of Federal Deposit Insurance Corporation (FDIC) insurance limits. As a result, the Funds may be exposed to credit risk in the event of insolvency or other failure of Citibank to meet its obligations.

Commodity Futures Trading Commission Regulation: The Commodity Long/Short Fund and the Fund’s wholly-owned subsidiary, the Forward Commodity Long/Short (Cayman) Fund Ltd., is subject to regulation as a commodity pool under the Commodity Exchange Act pursuant to recent rule changes by the Commodity Futures Trading Commission (the “CFTC”). The Advisor has registered with the CFTC as a Commodity Pool Operator and is a member of the National Futures Association. As a result, additional CFTC-mandated disclosure, reporting and recordkeeping obligations have begun to apply with respect to this Fund. Compliance with the CFTC’s ongoing regulatory compliance requirements could increase the Fund’s expenses, adversely affecting its total return.

Leverage: The Dynamic Income Fund, the EM Corporate Debt Fund, the International Dividend Fund and the Select EM Dividend Fund may purchase securities with borrowed money, including bank overdrafts (a form of leverage). The Funds may borrow amounts up to one-third of the value of its assets. Leverage exaggerates the effect on the net asset value of any increase or decrease in the market value of the Funds’ portfolio securities. These borrowings will be subject to interest costs, which may or may not be recovered by appreciation of the securities purchased. In certain cases, interest costs may exceed the return received on the securities purchased.

The Dynamic Income Fund, the EM Corporate Debt Fund, the International Dividend Fund and the Select EM Dividend Fund maintain separate lines of credit with BNP Paribas (acting through its New York Branch). The Funds are charged interest of 1.20% above the one-month LIBOR rate for borrowing under these agreements.

The International Dividend Fund and the Select EM Dividend Fund maintained separate lines of credit with Bank of America Merrill Lynch which were terminated on June 27, 2014. The Funds were charged interest of 1.00% above the one-month LIBOR rate for borrowing under the agreements and were charged a commitment fee on the average daily undrawn balance of the line of credit at the rate of 0.45% per annum. The

International Dividend Fund and Select EM Dividend Fund may seek to establish lines of credit with other lenders.

The Dynamic Income Fund did not borrow under its line of credit agreement during the year ended December 31, 2014. The EM Corporate Debt Fund, the International Dividend Fund and the Select EM Dividend Fund have each pledged a portion of its investment securities as the collateral for their lines of credit. As of December 31, 2014, the value of the investment securities pledged as collateral and the borrowed amounts on the lines of credit were as follows:

Fund	Collateral Pledged	Borrowed Amounts
EM Corporate Debt Fund	$146,076,620	$20,852,164
International Dividend Fund	56,561,508	20,061,149
Select EM Dividend Fund	16,014,845	7,555,269

The average interest rate charged and the average outstanding loan payable for the year ended December 31, 2014 were as follows:

Fund	Average Interest Rate	Average Outstanding Loan Payable
EM Corporate Debt Fund	1.355%	$43,885,730
International Dividend Fund	1.219%	30,218,198
Select EM Dividend Fund	1.235%	8,238,702

Investment in the Forward U.S. Government Money Fund: The Funds are permitted to invest daily available cash balances in an affiliated money market fund. The Funds may invest the available cash in Institutional Class shares of the Forward U.S. Government Money Fund (“U.S. Government Money Fund”) to seek current income while preserving liquidity. The U.S. Government Money Fund is a registered open-end management investment company, regulated as a money market fund under the 1940 Act. When applicable, the Funds’ investment in the U.S. Government Money Fund is included in the Portfolio of Investments. Shares of the U.S. Government Money Fund are valued at their net asset value per share. As a shareholder, the Funds are indirectly subject to the proportional share of the U.S. Government Money Fund Institutional Class expenses, including its management fee. The Advisor will waive fees and/or reimburse expenses in an amount equal to the indirect management fees incurred through the Funds’ investment in the U.S. Government Money Fund.

December 31, 2014	202

Notes to Financial Statements

The Small Cap Equity Fund invested in Institutional Class shares of the U.S. Government Money Fund during the year ended December 31, 2014, as follows:

Fund	Beginning Shares	Gross Purchases	Gross Sales	Ending Shares	Value 12/31/14	Income
Small Cap Equity Fund(a)	350,051	—	—	350,051	$350,051	$34

(a) Effective December 15, 2014, Class Z shares of the U.S. Government Money Fund were converted into Institutional Class shares of the Fund.

During the year ended December 31, 2014, the Advisor waived fees and/or reimbursed the Small Cap Equity Fund for the U.S. Government Money Fund management fees in the amount of $280.

The U.S. Government Money Fund’s December 31, 2014 Annual Report may be obtained at www.forwardinvesting.com.

Investments in a Wholly-Owned Subsidiary: The Commodity Long/Short Strategy Fund seeks exposure to the commodity markets primarily through investments in commodity-linked derivative instruments, including commodity index-linked notes (sometimes referred to as “structured notes”), swap agreements, commodity options, futures and options on futures, and through investments in the Forward Commodity Long/Short Strategy (Cayman) Fund Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). Forward Management acts as Investment Advisor to the Fund and to the Subsidiary. The Fund is the sole shareholder of the Subsidiary, and it is intended that the Fund will remain the sole shareholder and will continue to control the Subsidiary.

Investments in the Subsidiary are expected to provide the Fund with exposure to the commodity markets within the limitations of Subchapter M of the Code, and recent IRS rulings. If the IRS were to change its position or otherwise determine that income derived from certain commodity-linked notes or from a Fund’s investment in its Subsidiary does not constitute qualifying income, and if such positions were upheld, or if future legislation or Treasury regulations were to adversely affect the tax treatment of such investments, a Fund might cease to qualify as a regulated investment company and would be required to reduce its exposure to such investments, which might result in difficulty in implementing its investment strategy.

Basis for Consolidation for the Commodity Long/Short Strategy Fund: The Subsidiary, a Cayman Islands exempted company, was incorporated on October 12, 2010 as a wholly-owned subsidiary acting as an investment vehicle for the Fund in order to effect certain investments for the Fund consistent with the Fund’s investment objectives. As a wholly-owned subsidiary of the Fund, all assets, liabilities, income and expenses of the portfolio are consolidated in the financial statements and financial highlights of the Fund. As of December 31, 2014, net assets of the Commodity Long/Short Strategy Fund were $60,003,378 of which $13,861,084 or 23.10% repre-

sented the Fund’s ownership of all issued shares and voting rights of the Fund’s Subsidiary.

In addition, the Advisor has filed for and received no-action relief from the CFTC that permits consolidation of the financial statements for the Commodity Long/Short Strategy Fund and its Subsidiary.

Distributions to Shareholders: Dividends from net investment income, if any, are declared and paid annually for the Commodity Long/Short Strategy Fund, the Emerging Markets Fund, the Equity Long/Short Strategy Fund, the International Small Companies Fund, the Small Cap Equity Fund, the Tactical Enhanced Fund and the Tactical Growth Fund; quarterly for the Credit Analysis Long/Short Fund and the EM Corporate Debt Fund; and monthly for the Dynamic Income Fund, the Global Dividend Fund, the International Dividend Fund, and the Select EM Dividend Fund. For all Funds, net realized capital gains, if any, are normally distributed annually in December, and a spillover capital gain distribution, if any, may be distributed annually in June. There is no guarantee that the Funds will continue paying dividends.

Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from GAAP. Therefore, the source of the Funds’ distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain or from paid-in-capital depending upon the type of book/ tax differences that may exist.

Based on information provided by the REITs, the Funds recharacterize distributions received from REIT investments into the following categories: ordinary income, long-term capital gains, and return of capital. If information is not available on a timely basis from the REITs, the recharacterization will be estimated based on available information that may include the previous year’s allocation. If new or additional information becomes available from the REITs at a later date, a recharacterization will be made in the following annual financial reporting period. There is no guarantee that the REITs held by the Funds will continue to pay dividends. The Funds record as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as long-term capital gain in the Statement of Operations, and the amount recharacterized as a return of capital as a reduction to the cost of investments in the Statement of Assets

203	December 31, 2014

Notes to Financial Statements

and Liabilities and in the Portfolio of Investments. These recharacterizations are reflected in the accompanying financial statements.

Federal Income Taxes: The Trust treats each Fund as a separate entity for Federal income tax purposes. Each Fund intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Code. By so qualifying, each Fund will not be subject to Federal income taxes to the extent that it distributes substantially all of its taxable or tax-exempt income, if any, for its tax year ending December 31. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, each Fund will not be subject to a Federal excise tax. Therefore, no provision is made by the Funds for Federal income or excise taxes. Withholding taxes on foreign dividends are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses, short-term capital gains and losses, capital losses related to wash sales, unrealized appreciation of certain investments in non-U.S. securities, and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Funds for financial reporting purposes. The Funds may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

The Forward Commodity Long/Short Strategy (Cayman) Fund Ltd. is classified as a controlled foreign corporation under the Code. Therefore, the Commodity Long/Short Strategy Fund is required to increase its taxable income by its share of the Subsidiary’s income. Net losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

As of and during the year ended December 31, 2014, and for all open tax years, the Funds did not have a liability for any unrecognized tax benefits in the accompanying financial statements. The Funds recognize the interest and penalties, if any, related to the unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Funds did not incur any interest or penalties. Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Expenses: Expenses that are specific to a Fund or class of shares of a Fund are charged directly to that Fund or share class. Expenses that are common to all Funds generally are allocated among the Funds in proportion to their average daily net assets. For Funds offering multiple share classes, all of the realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class in proportion to its average daily net assets. Fees provided under the distribution (Rule 12b-1 of the 1940 Act) and/or shareholder services plans for a particular class of a Fund are charged to the operations of such class.

ReFlow Transactions: Certain Funds may participate in ReFlow, a program designed to provide an alternative liquidity source for mutual funds experiencing redemptions of their shares. In order to pay cash to shareholders who redeem their shares on a given day, a mutual fund typically must hold cash in its portfolio, liquidate portfolio securities, or borrow money, all of which impose certain costs on the fund. ReFlow provides participating mutual funds with another source of cash by standing ready to purchase shares from a fund equal to the amount of the fund’s net redemptions on a given day. ReFlow then generally redeems those shares when the fund experiences net sales. In return for this service, the fund will pay a fee to ReFlow at a rate determined by a daily auction with other participating mutual funds. The costs to a Fund for participating in ReFlow are generally expected to be influenced by and comparable to the cost of other sources of liquidity, such as the Fund’s short-term lending arrangements or the costs of selling portfolio securities to meet redemptions. ReFlow is prohibited from acquiring more than 3% of the outstanding voting securities of any Fund, but in no case will ReFlow’s position in any Fund exceed $15 million.

ReFlow Services, LLC (“ReFlow Services”), the entity which facilitates the day-to-day operations of ReFlow, is under common control with Forward Management. In light of this, the Board of Trustees has adopted certain procedures to govern the Funds’ participation in ReFlow. ReFlow fees that were incurred by the Funds during the year ended December 31, 2014 are recorded in the Statement of Operations.

December 31, 2014	204

Notes to Financial Statements

3. Investment Management Services

The Trust has entered into an investment management agreement with Forward Management pursuant to which Forward Management provides investment management services to the Funds and is entitled to receive a fee calculated daily and payable monthly at the following annual rates, as of December 31, 2014, based on each Fund’s average daily net assets:

Fund	Advisory Fee
Credit Analysis Long/Short Fund	1.00%

Dynamic Income Fund	0.80%(a)

EM Corporate Debt Fund	0.70% up to and including $500 million
0.64% over $500 million up to and including $1 billion
0.58% over $1 billion up to and including $5 billion
0.52% over $5 billion

Emerging Markets Fund	1.05%(b)

Equity Long/Short Fund	1.25%(c)

Global Dividend Fund	0.80% up to and including $500 million
0.725% over $500 million up to and including $1 billion
0.675% over $1 billion

International Dividend Fund	0.85% up to and including $250 million
0.75% over $250 million up to and including $1 billion
0.65% over $1 billion

International Small Companies Fund	1.00% up to and including $500 million
0.975% over $500 million up to and including $1 billion
0.95% over $1 billion

Select EM Dividend Fund	1.10%

Small Cap Equity Fund	0.85%

Tactical Enhanced Fund	1.15%

Tactical Growth Fund	1.15% up to and including $1 billion
1.05% over $1 billion

Commodity Long/Short Strategy Fund	1.00%(d)

(a) Prior to December 1, 2014, the advisory fee rate for the Dynamic Income Fund was an annual rate of 1.00% of the Fund’s average daily net assets.

(b) Prior to November 1, 2014, the advisory fee rate for the Emerging Markets Fund was an annual rate of 1.10% of the Fund’s average daily net assets.

(c) Prior to August 1, 2014, the advisory fee rate for the Equity Long/Short Fund was an annual rate of 1.50% of the Fund’s average daily net assets.

(d) The Commodity Long/Short Strategy Fund may invest a portion of its assets in a separate wholly-owned Cayman subsidiary. The Subsidiary has entered into a separate advisory agreement with Forward Management for the management of the Subsidiary’s portfolio pursuant to which the Subsidiary is obligated to pay Forward Management a management fee at the same rate that the Fund pays Forward Management for services provided to the Fund. Forward Management is contractually obligated to waive the management fee it receives from the Fund in an amount equal to the management fee paid to Forward Management by the Subsidiary. This waiver arrangement may not be terminated by Forward Management as long as its advisory agreement with the Subsidiary is effective.

The Trust and Forward Management have entered into investment sub-advisory agreements with Pacific Investment Management Company LLC (“PIMCO”) for the Credit Analysis Long/Short Fund; SW Asset Management, LLC for the EM Corporate Debt Fund; Pictet Asset Management Limited (“PAM Ltd”) for the

205	December 31, 2014

Notes to Financial Statements

International Small Companies Fund and Broadmark Asset Management, LLC for the Tactical Growth Fund (each a “Sub-Advisor” and, collectively, the “Sub-Advisors”). Pursuant to these agreements, the Sub-Advisors provide investment sub-advisory services to the Funds and are entitled to receive a fee from Forward Management calculated daily and payable monthly at the following annual rates, as of December 31, 2014, based on each Fund’s average daily net assets:

Fund	Sub-Advisory Fee
Credit Analysis Long/Short Fund	0.50%

EM Corporate Debt Fund	0.35%

International Small Companies Fund	0.60% up to and including $250 million
0.575% over $250 million up to and including $500 million
0.55% over $500 million up to and including $1 billion
0.525% over $1 billion

Tactical Growth Fund	0.60% up to and including $1 billion
0.55% over $1 billion

Expense Limitations: Forward Management has entered into Expense Limitation Agreements with certain Funds, which limits the total expenses (exclusive of brokerage costs, interest, taxes, dividends, acquired fund fees and expenses, expenses of a subsidiary and extraordinary expenses) of certain classes of certain Funds, through a specified date. In addition, Forward Management may voluntarily reimburse additional expenses of certain classes of certain Funds. Following are the annual expense limitation rates and expiration dates for the Funds with an Expense Limitation Agreement:

Fund	Investor Class	Institutional Class	Class A	Class C	Advisor Class	End Date
Credit Analysis Long/Short Fund	1.79%	1.44%	1.94%	2.39%	1.49%	April 30, 2015
Dynamic Income Fund(a)	N/A	0.99%	1.49%	N/A	N/A	April 30, 2015
Emerging Markets Fund	1.74%	1.39%	N/A	N/A	1.44%	April 30, 2015
Equity Long/Short Fund(b)	2.14%	1.79%	N/A	N/A	N/A	April 30, 2015
Global Dividend Fund	1.34%	0.99%	1.49%	N/A	N/A	April 30, 2015
International Dividend Fund	1.34%	0.99%	1.49%	1.94%	1.04%	April 30, 2015
International Small Companies Fund(c)	1.64%	1.29%	N/A	N/A	1.34%	April 30, 2015
Select EM Dividend Fund	1.74%	1.39%	N/A	2.34%	1.44%	April 30, 2015
Small Cap Equity Fund(d)	1.49%	1.14%	N/A	N/A	1.19%	April 30, 2015
Tactical Enhanced Fund(e)	1.74%	1.39%	1.89%	2.34%	1.44%	April 30, 2015
(a) From January 1, 2014 to November 30, 2014, the annual expense limitation rates for the Dynamic Income Fund’s Institutional Class and Class A shares were 1.29% and 1.79%, respectively.

(b) From January 1, 2014 to September 30, 2014, the annual expense limitation rates for the Equity Long/Short Fund’s Investor Class and Institutional Class shares were 2.34% and 1.99%, respectively.

(c) Prior to May 1, 2014, the International Small Companies Fund did not have an Expense Limitation Agreement with Forward Management.

(d) From January 1, 2014 to April 30, 2014, the annual expense limitation rate for the Small Cap Equity Fund’s Investor Class shares was 1.44%.

(e) From January 1, 2014 to April 30, 2014, the annual expense limitation rates for the Tactical Enhanced Fund’s Investor Class, Institutional Class, Class A, Class C and Advisor Class shares were 1.84%, 1.49%, 1.99%, 2.44% and 1.54%, respectively. From to May 1, 2014 to July 31, 2014, the Fund did not have an Expense Limitation Agreement with Forward Management.

Pursuant to the Expense Limitation Agreements, each Fund will reimburse Forward Management for any fee waivers and expense reimbursements made by

Forward Management, provided that any such reimbursements made by a Fund to Forward Management will not cause the Fund’s expense limitation to exceed the expense limitation in existence at the time the expenses were incurred or at the time of the reimbursement, whichever is lower, and the reimbursement is made within three years following the year in which the expenses were incurred.

December 31, 2014	206

Notes to Financial Statements

For the year ended December 31, 2014, the fee waivers and/or reimbursements were as follows:

Fund	Fees Waived/ Reimbursed By Advisor	Recoupment Of Past Waived Fees By Advisor	Total
Credit Analysis Long/Short Fund
Investor Class	$8,683	$—	$8,683
Institutional Class	14,437	—	14,437
Class A	933	—	933
Class C	2,245	—	2,245
Advisor Class	2,354	—	2,354
Dynamic Income Fund
Institutional Class	56,508	—	56,508
Class A	4,657	—	4,657
EM Corporate Debt Fund(a)
Investor Class	23,536	—	23,536
Institutional Class	2,142	—	2,142
Class C	152	—	152
Advisor Class	—	—	—
Emerging Markets Fund
Investor Class	37,897	—	37,897
Institutional Class	52,485	—	52,485
Advisor Class	11,438	—	11,438
Equity Long/Short Fund
Investor Class	6,228	—	6,228
Institutional Class	75,166	—	75,166
Global Dividend Fund
Investor Class	2,995	—	2,995
Institutional Class	27,195	—	27,195
Class A	80,680	—	80,680
International Dividend Fund
Investor Class	127,872	—	127,872
Institutional Class	96,320	—	96,320
Class A	3,759	—	3,759
Class C	9,852	—	9,852
Advisor Class	88,453	—	88,453
International Small Companies Fund
Investor Class	6,763	—	6,763
Institutional Class	37,473	—	37,473
Advisor Class	2,065	—	2,065
Select EM Dividend Fund
Investor Class	66,356	—	66,356
Institutional Class	43,657	—	43,657
Class C	3,086	—	3,086
Advisor Class	2,294	—	2,294
Small Cap Equity Fund
Investor Class	82,822	—	82,822
Institutional Class	16,082	—	16,082
Advisor Class	9,661	—	9,661

207	December 31, 2014

Notes to Financial Statements

Fund	Fees Waived/ Reimbursed By Advisor	Recoupment Of Past Waived Fees By Advisor	Total
Tactical Enhanced Fund
Investor Class	$13,087	$—	$13,087
Institutional Class	19,552	—	19,552
Class A	798	—	798
Class C	1,542	—	1,542
Advisor Class	6,045	—	6,045

(a) Prior to May 1, 2014, Forward Management had an Expense Limitation Agreement with the EM Corporate Debt Fund.

As of December 31, 2014, the balances of recoupable expenses for each Fund were as follows:

Fund	2012	2013	2014	Total
Credit Analysis Long/Short Fund
Investor Class	$228,708	$301,374	$8,683	$538,765
Institutional Class	95,394	175,905	14,437	285,736
Class A	7,544	17,632	933	26,109
Class C	19,320	28,340	2,245	49,905
Advisor Class	45,632	78,496	2,354	126,482
Dynamic Income Fund
Institutional Class	—	38,986	56,508	95,494
Class A	—	3,564	4,657	8,221
EM Corporate Debt Fund
Investor Class	11,751	37,188	23,536	72,475
Institutional Class	4,642	—	2,142	6,784
Class C	1,187	—	152	1,339
Advisor Class	—	—	—	—
Emerging Markets Fund
Investor Class	129,144	47,816	37,897	214,857
Institutional Class	141,303	40,248	52,485	234,036
Advisor Class	9,870	7,156	11,438	28,464
Equity Long/Short Fund
Investor Class	3,194	1,479	6,228	10,901
Institutional Class	35,482	35,009	75,166	145,657
Global Dividend Fund
Investor Class	906	5,191	2,995	9,092
Institutional Class	31,985	46,559	27,195	105,739
Class A	51,396	55,430	80,680	187,506
International Dividend Fund
Investor Class	43,987	116,683	127,872	288,542
Institutional Class	142,684	109,960	96,320	348,964
Class A	—	1,569	3,759	5,328
Class C	438	4,613	9,852	14,903
Advisor Class	13,851	48,182	88,453	150,486
International Small Companies Fund
Investor Class	—	—	6,763	6,763
Institutional Class	—	—	37,473	37,473
Advisor Class	—	—	2,065	2,065

December 31, 2014	208

Notes to Financial Statements

Fund	2012	2013	2014	Total
Select EM Dividend Fund
Investor Class	$25,105	$51,768	$66,356	$143,229
Institutional Class	60,143	47,553	43,657	151,353
Class C	6,314	3,034	3,086	12,434
Advisor Class	8,873	2,764	2,294	13,931
Small Cap Equity Fund
Investor Class	80,190	73,485	82,822	236,497
Institutional Class	36,194	20,895	16,082	73,171
Advisor Class	8,254	8,633	9,661	26,548
Tactical Enhanced Fund
Investor Class	31,432	—	13,087	44,519
Institutional Class	28,004	—	19,552	47,556
Class A	6,916	—	798	7,714
Class C	5,849	—	1,542	7,391
Advisor Class	—	—	6,045	6,045

4. Distribution and Shareholder Services Plans

The Funds have adopted Distribution Plans (the “Distribution Plans”) pursuant to Rule 12b-1 of the 1940 Act that allow each of the Funds to pay for the sale and distribution of its shares at an annual rate of up to the following amounts based on each Fund’s daily average net assets:

Fund	Investor Class	Class A	Class C
Credit Analysis Long/Short Fund	0.25%	0.35%	0.75%
Dynamic Income Fund	N/A	0.35%	N/A
EM Corporate Debt Fund	0.25%	N/A	0.75%
Emerging Markets Fund	0.25%	N/A	N/A
Equity Long/Short Fund	0.25%	N/A	N/A
Global Dividend Fund	0.25%	0.35%	N/A
International Dividend Fund	0.25%	0.35%	0.75%
International Small Companies Fund	0.25%	N/A	N/A
Select EM Dividend Fund	0.25%	N/A	0.75%
Small Cap Equity Fund	0.25%	N/A	N/A
Tactical Enhanced Fund	0.25%	0.35%	0.75%
Tactical Growth Fund	0.25%	0.35%	0.75%
Commodity Long/Short Strategy Fund	0.25%	N/A	0.75%

The Funds have adopted a shareholder services plan (the “Shareholder Services Plan”) with respect to certain Funds. Under the Shareholder Services Plan, a Fund is authorized to pay third party service providers for non-distribution related services to shareholders. Payments under the Shareholder Services Plan are calculated daily and paid monthly, and are not to exceed the following annual rates:

Fund	Investor Class	Institutional Class	Class A	Class C	Advisor Class
Credit Analysis Long/Short Fund	0.15%	0.05%	0.20%	0.25%	0.10%
Dynamic Income Fund	N/A	0.05%	0.20%	N/A	N/A
EM Corporate Debt Fund	0.15%	0.05%	N/A	0.25%	0.10%
Emerging Markets Fund	0.15%	0.05%	N/A	N/A	0.10%
Equity Long/Short Fund	0.15%	0.05%	N/A	N/A	N/A
Global Dividend Fund	0.15%	0.05%	0.20%	N/A	N/A
International Dividend Fund	0.15%	0.05%	0.20%	0.25%	0.10%

209	December 31, 2014

Notes to Financial Statements

Fund	Investor Class	Institutional Class	Class A	Class C	Advisor Class
International Small Companies Fund	0.15%	0.05%	N/A	N/A	0.10%
Select EM Dividend Fund	0.15%	0.05%	N/A	0.25%	0.10%
Small Cap Equity Fund	0.15%	0.05%	N/A	N/A	0.10%
Tactical Enhanced Fund	0.15%	0.05%	0.20%	0.25%	0.10%
Tactical Growth Fund	0.15%	0.05%	0.20%	0.25%	0.10%
Commodity Long/Short Strategy Fund	0.15%	0.05%	N/A	0.25%	0.10%

The expenses of the Distribution Plans and the Shareholder Services Plan are reflected as distribution and service fees in the Statement of Operations.

Administrator, Custodian, Distributor, Dividend Paying Agent & Transfer Agent

ALPS Fund Services, Inc. (“AFS”) serves as the Funds’ administrator, transfer agent and dividend paying agent.

Citibank is the Funds’ custodian.

Forward Securities, LLC (the “Distributor”) serves as the Funds’ distributor. The Distributor acts as an agent for the Funds and the distributor of their shares.

5. Trustee and Officer Fees

The Funds do not pay any compensation directly to the officers or trustees who are also trustees, officers or employees of Forward Management or its affiliates, except as noted below. As of December 31, 2014, there were seven Trustees, six of whom are not “interested persons” of the Trust within the meaning of that term under the 1940 Act (each, an “Independent Trustee”). The Funds pay each Independent Trustee a retainer fee in the amount of $35,000 per year. The Funds pay each Independent Trustee the amount of: $12,500 for attendance in person at a regular meeting and $9,000 for attendance by telephone at a regular meeting; $5,000 for attendance in person or by video conference at a special meeting that is not held in conjunction with a regular meeting (prior to April 1, 2014 the fee was $3,000) and $3,000 for attendance by telephone at a special meeting that is not held in conjunction with a regular meeting (prior to April 1, 2014 the fee was

$2,250); and $1,500 per day for participation in Trust-related meetings not held in conjunction with a meeting (prior to April 1, 2014 the fee was $1,000). The Chairman of the Board of Trustees, the Chairman of the Audit Committee and the Chairman of the Nominating Committee each receive a special retainer fee in the amount of $15,000, $12,500 and $7,500, respectively per year (prior to April 1, 2014, the Chairman of the Board of Trustees and the Chairman of the Audit Committee each received a special retainer fee in the amount of $10,000 and $10,000, respectively). The interested Trustee receives no compensation from the Funds. In addition, Independent Trustees receive reimbursements for reasonable out-of-pocket expenses incurred for their services as a Trustee.

The Funds’ Chief Compliance Officer is employed by Forward Management. The Funds pay an allocated portion of the Chief Compliance Officer’s compensation and other related expenses, subject to approval by the Board of Trustees.

6. Indemnifications

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties with respect to the Funds. In addition, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with vendors and others that provide general indemnification. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust and/or the Funds. Based on experience, however, the Funds expect the risk of loss to be remote.

December 31, 2014	210

Notes to Financial Statements

7. Purchases and Sales of Investments

Investment transactions for the year ended December 31, 2014, excluding U.S. Government Obligations, short-term investments and short sales, were as follows:

Fund	Cost of Investments Purchased	Proceeds From Investments Sold
Credit Analysis Long/Short Fund	$127,770,726	$163,982,022	(a)
Dynamic Income Fund	55,203,181	37,266,400
EM Corporate Debt Fund	305,715,972	259,746,035
Emerging Markets Fund	8,848,401	9,317,753
Equity Long/Short Fund	9,756,166	12,400,738
Global Dividend Fund	11,992,727	18,638,772
International Dividend Fund	344,203,292	290,983,548
International Small Companies Fund	125,200,085	149,314,883
Select EM Dividend Fund	169,346,000	151,052,993
Small Cap Equity Fund	20,883,829	28,060,088
Tactical Enhanced Fund	5,191,199,243	5,236,626,093
Tactical Growth Fund	2,224,504,870	1,892,498,103
Commodity Long/Short Strategy Fund	11,901,325	27,964,588

(a) Includes $16,854,446 in proceeds from securities sold to other accounts managed by PIMCO pursuant to Rule 17a-7 under the 1940 Act.

Investment transactions in U.S. Government Obligations for the year ended December 31, 2014 were as follows:

Fund	Cost of Investments Purchased	Proceeds From Investments Sold
Credit Analysis Long/Short Fund	$31,832,313	$31,833,977
EM Corporate Debt Fund	14,084,000	13,893,781
International Dividend Fund	503,766	—
Commodity Long/Short Strategy Fund	19,268,089	47,512,062

8. Tax Basis Information

Reclassifications: At December 31, 2014, permanent differences in book and tax accounting were reclassified. These differences had no effect on net assets and were primarily attributed to differences in the treatment of foreign currency, the treatment of net investment loss, and the treatment of certain other investments. These reclassifications were as follows:

Fund	Increase/(Decrease) Paid-in Capital	Increase/(Decrease) Accumulated Net Investment Income/(Loss)	Increase/(Decrease) Accumulated Net Realized Gain/(Loss)
Credit Analysis Long/Short Fund	–	$11,862	$(11,862)
Dynamic Income Fund	$267	(16,314)	16,047
EM Corporate Debt Fund	–	(3,632,799)	3,632,799
Emerging Markets Fund	–	(16,880)	16,880
Equity Long/Short Fund	–	69,034	(69,034)
Global Dividend Fund	(4)	(16,000)	16,004
International Dividend Fund	(86)	876,355	(876,269)
International Small Companies Fund	8,278	1,678,191	(1,686,469)
Select EM Dividend Fund	(2,546)	(548,891)	551,437

211	December 31, 2014

Notes to Financial Statements

Fund	Increase/(Decrease) Paid-in Capital	Increase/ (Decrease) Accumulated Net Investment Income/(Loss)	Increase/(Decrease) Accumulated Net Realized Gain/(Loss)
Small Cap Equity Fund	(183,563)	183,564	(1)
Tactical Enhanced Fund	(1,350,964)	525,761	825,203
Tactical Growth Fund	(1,626,942)	9,693,389	(8,066,447)
Commodity Long/Short Strategy Fund	(5,173,054)	705,181	4,467,873

Included in the amounts reclassified were net operating losses offset to Paid In-Capital.

Fund	Amount
Small Cap Equity Fund	$183,564
Tactical Growth Fund	1,626,942
Commodity Long/Short Strategy Fund	268,500

Tax Basis of Investments: As of December 31, 2014, the aggregate cost of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation/( depreciation) for Federal tax purposes was as follows:

Fund	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Credit Analysis Long/Short Fund	$94,908,230	$3,396,854	$(260,773)	$3,136,081
Dynamic Income Fund	20,047,024	360,435	(265,739)	94,696
EM Corporate Debt Fund	424,845,258	7,820,766	(34,316,760)	(26,495,994)
Emerging Markets Fund	11,505,174	1,645,889	(1,560,803)	85,086
Equity Long/Short Fund	1,885,917	186,293	(9,977)	176,316
Global Dividend Fund	11,924,451	2,503,030	(918,693)	1,584,337
International Dividend Fund	315,743,787	27,838,892	(32,867,981)	(5,029,089)
International Small Companies Fund	141,235,180	28,583,074	(9,711,645)	18,871,429
Select EM Dividend Fund	58,077,334	5,943,232	(8,980,763)	(3,037,531)
Small Cap Equity Fund	24,305,289	4,777,547	(1,866,322)	2,911,225
Tactical Enhanced Fund	16,721,208	—	(651,108)	(651,108)
Tactical Growth Fund	639,565,537	22,285,512	(1,463,381)	20,822,131
Commodity Long/Short Strategy Fund	42,061,940	322,362	(65,732)	256,630

Capital Losses: As of December 31, 2014, the following Funds had available for Federal income tax purposes unused capital losses as follows:

Pre-Enactment Capital Losses

Fund	Expiring in 2016	Expiring in 2017
EM Corporate Debt Fund	—	$51,786
International Dividend Fund(a)	—	2,145,728
International Small Companies Fund	$21,339,116	179,253,577
Small Cap Equity Fund(a)	2,614,131	23,741,047

Capital loss carryovers used during the year ended December 31, 2014, were:

Fund	Amount
Global Dividend Fund	$(355,708)
International Small Companies Fund	(14,826,839)
Small Cap Equity Fund	(4,993,812)

(a) Subject to limitations under §382 of the Code.

December 31, 2014	212

Notes to Financial Statements

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (“the Act”) was enacted. Certain of the enacted provisions include:

Post-enactment losses may now be carried forward indefinitely, but must retain the character of the original loss. However, such losses must be utilized prior to the pre-enactment capital loss, which increases the likelihood that the pre-enactment capital losses will expire unused. Under the pre-enactment law, capital losses could be carried forward for eight years and carried forward as short-term capital losses irrespective of the character of the original loss. The Act contains simplification provisions, which are aimed at preventing disqualification of a Regulated Investment Company (“RIC”) for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Act exempts RICs from the preferential dividend rule and repeals the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Post-Enactment Capital Losses(a)

Capital losses as of December 31, 2014 deferred to the next tax year were as follows:

Fund	Short-Term	Long-Term
Credit Analysis Long/Short Fund	$66,050,124	$28,265,020
EM Corporate Debt Fund	9,033,478	8,579,156
Emerging Markets Fund	1,174,976	—
International Dividend Fund	12,559,462	—
Select EM Dividend Fund	7,260,625	—
Commodity Long/Short Strategy Fund	301,290	265,025

The Funds elect to defer to the period ending December 31, 2015 capital losses and late year ordinary losses recognized during the period November 1, 2014 to December 31, 2014 in the amount of:

Fund	Capital Losses Total	Ordinary Losses Total
Dynamic Income Fund	$110,953	—
EM Corporate Debt Fund	193,270	$768,260
Emerging Markets Fund	32,712	38,131
Equity Long/Short Fund	51,134	—
Global Dividend Fund	3,566	18,817
International Dividend Fund	2,218,788	917,314
International Small Companies Fund	591,346	167,695
Select EM Dividend Fund	2,817,150	213,848
Small Cap Equity Fund	939,856	—
Tactical Enhanced Fund	890,025	—

(a) Post-Enactment Capital Losses arose in fiscal years beginning after December 22, 2010 and exclude any elective late-year capital losses (during the period November 1 to December 31) deferred for the current fiscal year. As a result of the enactment of the Act, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term losses rather than being considered all short-term as under previous law.

213	December 31, 2014

Notes to Financial Statements

Tax Basis of Distributable Earnings: At December 31, 2014, the following components of accumulated earnings on a tax basis were as follows:

	Credit Analysis Long/Short Fund	Dynamic Income Fund	EM Corporate Debt Fund	Emerging Markets Fund
Post-October losses	—	$(110,953)	$(193,270)	$(32,712)
Late year ordinary losses	—	—	(768,260)	(38,131)
Accumulated capital loss carryforwards	$(94,315,144)	—	(17,664,420)	(1,174,976)
Undistributed ordinary income	53,079	24,103	402,762	6,073
Net unrealized depreciation on foreign currency, swap contracts and futures contracts	(298,722)	(3,921)	(294,469)	(1,279)
Net unrealized appreciation/(depreciation) on investments	3,136,081	94,696	(26,495,994)	85,085
Other cumulative effect of timing differences	298,722	3,900	171,950	–

Total distributable earnings	$(91,125,984)	$7,825	$(44,841,701)	$(1,155,940)

	Equity Long/Short Fund	Global Dividend Fund	International Dividend Fund	International Small Companies Fund
Post-October losses	$(51,134)	$(3,566)	$(2,218,788)	$(591,346)
Late year ordinary losses	—	(18,817)	(917,314)	(167,695)
Accumulated capital loss carryforwards	—	—	(14,705,190)	(200,592,693)
Undistributed ordinary income	—	28,902	419,017	13,521
Undistributed capital gains	—	54,718	—	—
Net unrealized depreciation on foreign currency and futures contracts	(24,788)	(801)	(98,265)	(5,326)
Net unrealized appreciation/(depreciation) on investments	176,316	1,584,337	(5,029,089)	18,871,429
Other cumulative effect of timing differences	24,788	—	36,934	(3,934)

Total distributable earnings	$125,182	$1,644,773	$(22,512,695)	$(182,476,044)

	Select EM Dividend Fund	Small Cap Equity Fund	Tactical Enhanced Fund	Tactical Growth Fund
Post-October losses	$(2,817,150)	$(939,856)	$(890,025)	—
Late year ordinary losses	(213,848)	—	—	—
Accumulated capital loss carryforwards	(7,260,625)	(26,355,178)	—	—
Undistributed ordinary income	58,831	—	—	—
Undistributed capital gains	—	—	—	$3,005,015
Net unrealized appreciation/(depreciation) on foreign currency, written options and futures contracts	(5,235)	20,074	—	(1,193,750)
Net unrealized appreciation/(depreciation) on investments	(3,037,531)	2,911,225	(651,108)	20,822,131
Other cumulative effect of timing differences	—	(20,074)	—	(2,012,500)

Total distributable earnings	$(13,275,558)	$(24,383,809)	$(1,541,133)	$20,620,896

	Commodity Long/Short Strategy Fund
Accumulated capital loss carryforwards	$(566,315)
Net unrealized appreciation on swap contracts	4,280,022
Net unrealized appreciation on investments	256,630

Total distributable earnings	$3,970,337

December 31, 2014	214

Notes to Financial Statements

Tax Character of Distributions to Shareholders: Income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from GAAP.

The tax character of distributions paid for the year ended December 31, 2014 were as follows:

Fund	Ordinary Income Total	Long-Term Capital Gain Total	Return of Capital Total
Credit Analysis Long/Short Fund	$2,780,506	—	—
Dynamic Income Fund	914,757	—	—
EM Corporate Debt Fund	24,413,825	—	—
Emerging Markets Fund	240,000	—	—
Equity Long/Short Fund	220,000	$134,860	—
Global Dividend Fund	675,940	318,340	—
International Dividend Fund	19,229,906	—	—
International Small Companies Fund	1,150,004	—	—
Select EM Dividend Fund	4,001,863	—	—
Tactical Enhanced Fund	3,300,005	—	—
Tactical Growth Fund	19,810,123	20,582,711	—

The tax character of distributions paid for the year ended December 31, 2013 were as follows:

Fund	Ordinary Income Total	Long-Term Capital Total	Return Of Capital Total
Credit Analysis Long/Short Fund	$23,734,571	$2,168,060	—
Dynamic Income Fund	87,891	1,276	$3,968
EM Corporate Debt Fund	19,625,406	—	—
Emerging Markets Fund	189,990	—	—
Equity Long/Short Fund	313,000	54,405	—
Global Dividend Fund	803,363	—	—
International Dividend Fund	12,943,338	—	—
International Small Companies Fund	4,456,314	—	—
Select EM Dividend Fund	2,329,518	—	—
Tactical Enhanced Fund	373,002	—	—
Tactical Growth Fund	31,192,502	58,158,013	—
Commodity Long/Short Strategy Fund	5,545,159	—	44,055

215	December 31, 2014

Notes to Financial Statements

9. Portfolio of Investments

The investment categories used in this report may differ from the industry classification categories used for determining compliance with industry concentration restrictions and requirements applicable to each of the Funds.

10. Subsequent Events

The Funds have evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements as of December 31, 2014. However, the following are details relating to the subsequent events through the date the financial statements were issued.

On February 10, 2015, Forward Management, the investment advisor to the Funds, signed a definitive agreement to be acquired by Salient Partners, L.P. (“Salient”), an asset manager headquartered in Houston, Texas advising across a broad spectrum of traditional and alternative investments (the “Transaction”). The Transaction is expected to be completed during the second quarter of 2015.

If completed, the Transaction will cause a change of control of Forward Management, which will result in the termination of the existing investment advisory agreement between Forward Management and the Funds. The Funds’ Board of Trustees has considered and approved a new investment advisory agreement between Forward Management and the Funds, as well as the submission of a proposal to the Funds’ shareholders to approve the new investment advisory agreement and other proposals related to the Transaction. Forward Management expects that, subject to obtaining the necessary approvals, Forward Management will continue to act as the investment advisor of the Funds as a subsidiary of Salient.

The Funds file a complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q was filed for the quarter ended September 30, 2014. The Funds’ Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the Funds’ proxy voting policies and procedures and how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2014 are available (i) without charge, upon request, by calling 1-800-999-6809 and (ii) on the SEC’s website at www.sec.gov.

December 31, 2014	216

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Forward Funds

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations, of changes in net assets, of cash flows where presented, and the financial highlights present fairly, in all material respects, the financial position of Forward Credit Analysis Long/Short Fund, Forward Dynamic Income Fund, Forward EM Corporate Debt Fund, Forward Emerging Markets Fund, Forward Equity Long/Short Fund (formerly known as Forward Endurance Long/Short Fund), Forward Global Dividend Fund, Forward International Dividend Fund, Forward International Small Companies Fund, Forward Select EM Dividend Fund, Forward Small Cap Equity Fund, Forward Tactical Enhanced Fund, Forward Tactical Growth Fund and Forward Commodity Long/Short Strategy Fund (the “Funds”) at December 31, 2014, and the results of each of their operations, the changes in each of their net assets, the cash flows, where presented, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (consolidated financial statements and consolidated financial highlights for Forward Commodity Long/Short Strategy Fund) (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 24, 2015

217	December 31, 2014

Tax Information (Unaudited)

Pursuant to Section 852(b)(3) of the Internal Revenue Code the following Funds designate the amounts listed below as long-term capital gain dividends:

Equity Long/Short Fund	$134,860
Global Dividend Fund	318,340
Tactical Growth Fund	20,582,711

The following Funds designate the percentages listed below of the income dividends distributed between January 1, 2014 and December 31, 2014, as qualified dividend income (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code:

Dynamic Income Fund	7.15%
Emerging Markets Fund	100.00%
Equity Long/Short Fund	11.52%
Global Dividend Fund	73.69%
International Dividend Fund	36.02%
International Small Companies Fund	100.00%
Select EM Dividend Fund	48.36%

The following Funds designate the percentages listed below of the income dividends distributed between January 1, 2014 and December 31, 2014, as qualifying for the corporate dividends received deduction (DRD) as defined in Section 854(b)(2) of the Internal Revenue Code:

Dynamic Income Fund	6.87%
Equity Long/Short Fund	12.43%
Global Dividend Fund	26.50%
Select EM Dividend Fund	0.11%

Pursuant to Section 853(c) of the Internal Revenue Code, the following Funds designate the amounts listed below as foreign taxes paid and foreign source income earned between January 1, 2014 and December 31, 2014, respectively.

	Foreign Taxes Paid	Foreign Source Income
Emerging Markets Fund	$38,086	$436,382
Global Dividend Fund	56,986	556,289
International Dividend Fund	1,242,131	14,314,034
International Small Companies Fund	301,497	4,624,828
Select EM Dividend Fund	346,776	4,482,964

During the year ended December 31, 2014, 79.42% of the dividend paid by the Credit Analysis Long/Short Fund from net investment income should be treated as tax-exempt dividends.

December 31, 2014	218

Approval of the Investment Management Agreement and

Investment Sub-Advisory Agreements (Unaudited)

The Board of Trustees (the “Board”) of the Trust oversees the management of each series of the Trust and, as required by law, initially approves, and determines annually whether to renew, the investment advisory and sub-advisory agreements for management of each series of the Trust.

At an in-person meeting of the Board held on December 10, 2014, the Board, including all of the Independent Trustees, approved the renewal of the Amended and Restated Investment Management Agreement (the “Advisory Agreement”) between Forward Management, LLC (“Forward Management” or the “Advisor”) and the Trust on behalf of the Funds.

Also at the September 15-16, 2014 meeting, the Board, including all of the Independent Trustees, approved the renewal of the sub-advisory agreements, among the Trust, Forward Management and the following sub-advisors (each a “Sub-Advisor” and collectively, the “Sub-Advisors”) (each, a “Sub-Advisory Agreement”, collectively, the “Sub-Advisory Agreements” and together with the Advisory Agreement, the “Agreements”) on behalf of the Fund(s) listed next to each Sub-Advisor’s name:

Sub-Advisor	Fund
Broadmark Capital Management, LLC	Forward Tactical Growth Fund
Pictet Asset Management Limited	Forward International Small Companies Fund (non-cash portion)
Pacific Investment Management Company LLC	Forward Credit Analysis Long/ Short Fund
SW Asset Management, LLC	Forward EM Corporate Debt Fund

In connection with these meetings, the Board, through counsel to the Trust and Independent Trustees and through the administrator of the Funds, requested information to enable the Board to evaluate the terms of the Agreements. In response, Forward Management provided materials (the “15(c)” Materials”) to the Board for its evaluation. In considering whether to approve the renewal of the Agreements, the Board reviewed the extensive information provided in the 15(c) materials, including: information related to the Funds’ investment results; portfolio composition; advisory fee, sub-advisory fee and expense comparisons; financial information regarding Forward Management; descriptions of Forward Management’s compliance program; portfolio trading practices and information about the personnel providing, investment management and administrative services to each Fund and the nature and extent of services provided under the Agreements. In addition, during the course of each year, the Board receives a wide variety of materials relating to the services provided by Forward Management and each Sub-Advisor. At each of its quarterly meetings, the Board reviews Fund performance and a significant amount of information relating to Fund operations, including the Trust’s compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by Forward Management and Sub-Advisors to the Funds. The Board also noted that the Funds’ Chief Compliance Officer reviewed the compliance procedures and systems in place with respect to compliance by Forward Management and each Sub-Advisor with the federal securities laws as prescribed under Rule 38a-1 of the 1940 Act and noted to the Board that they are reasonably designed to prevent violations by Forward Management and the Sub-Advisors of the federal securities laws.

Discussed below are the factors the Board considered in renewing the Agreements. This discussion is not intended to be all-inclusive. The Board reviewed a variety of factors and considered a significant amount of information, including information received on an ongoing basis at Board and committee meetings. The approval determinations were made on the basis of each Board member’s business judgment after consideration of all of the information taken as a whole. Individual Board members may have given different weights to certain factors and assigned various degrees of materiality to information in connection with the approval process.

Forward Management employs Sub-Advisors pursuant to Sub-Advisory Agreements for the day-to-day management of the Forward Credit Analysis Long/Short Fund, Forward EM Corporate Debt Fund, Forward International Small Companies Fund and Forward Tactical Growth Fund. Forward Management directly manages the other Funds and the cash portion of the Forward International Small Companies Fund without employing a sub-advisor.

In evaluating each of the Agreements, the Board, including the Independent Trustees, principally considered the following factors, among others: (i) the nature, extent and quality of the services to be provided by Forward Management and each Sub-Advisor; (ii) the investment performance of each Fund and Forward Management or the Fund’s Sub-Advisor, where applicable; (iii) the reasonableness of investment advisory compensation to be paid and a comparative analysis of expense ratios of, and advisory fees paid by, similar funds; (iv) the profits to be realized by Forward Management and each Sub-Advisor from their relationships with the Funds; (v) the extent to which the fees to be paid to Forward Management reflect economies of scale; and (vi) if applicable, any benefits derived or to be derived by Forward Management or a Sub-Advisor from its relationship with the Funds, such as soft dollar arrangements. The Board also considered the ability of Forward Management and each Sub-Advisor to provide an appropriate level of support and resources to the Funds and whether Forward Management and each Sub-Advisor have sufficiently qualified personnel. The Board also

219	December 31, 2014

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considered the overall financial soundness of Forward Management and each Sub-Advisor as it relates to their ability to provide services to the Funds.

Additional discussion of certain of these factors follows:

Nature, extent, and quality of the services

Advisory Agreement. The Board considered the nature of the services to be provided under the Advisory Agreement. The Board considered the ability of Forward Management to provide an appropriate level of support and resources to the Funds and whether Forward Management has sufficiently qualified personnel. The Board noted the background and experience of Forward Management’s senior management and investment personnel. The Board also noted that, because the series of the Trust are Forward Management’s principal investment advisory clients, the expertise of, and amount of attention expected to be given to the Funds by Forward Management’s management team is substantial. The Board considered Forward Management’s ability to attract and retain qualified business professionals. The Board also determined that Forward Management has made a commitment to the recruitment and retention of high quality personnel, and maintains the financial and operational resources reasonably necessary to manage the Funds. The Board also favorably considered Forward Management’s entrepreneurial commitment to the management and success of the Funds, which entails a substantial financial and professional commitment.

The Board also considered Forward Management’s compliance operations with respect to the Trust, including the measures taken by Forward Management to assist the Trust in complying with Rule 38a-1 under the 1940 Act. The Board noted that personnel at Forward Management represented that the firm had no significant compliance or administrative problems over the past year and that no material deficiencies were found by any independent audit or material compliance issues found by the SEC in its recent routine examination of Forward Management or the series of the Trust. The Board also considered the services provided by Forward Management as a “manager of managers” and noted that Forward Management has been active in monitoring the performance of the Sub-Advisors to the Funds, and has taken measures to attempt to remedy relative underperformance by a Fund when Forward Management and the Board believe it to be appropriate.

Sub-Advisory Agreements. The Board considered the benefits to shareholders of continuing to retain each Sub-Advisor, particularly in light of the nature, extent, and quality of services to be provided by each Sub-Advisor. The Board considered that each Sub-Advisor had represented that it had no significant compliance or administrative problems over the past year and that no material deficiencies were found by any independent audit. The Board considered the quality of the management services provided to the Funds over both the short and long term and the organizational depth and stability of each Sub-Advisor, including the background and experience of each Sub-Advisor’s senior management and the expertise of and amount of attention expected to be given to the Funds by the respective portfolio management teams. The Board noted that it has received presentations from portfolio management personnel from each of the Sub-Advisors, and has discussed investment results with such personnel. The Board also considered each Sub-Advisor’s compliance operations with respect to the Funds, including the assessment of each Sub-Advisor’s compliance program by the Trust’s Chief Compliance Officer pursuant to Rule 38a-1 under the 1940 Act. In conducting its review, the Board was aided by assessments of personnel at Forward Management and the various presentation materials (including presentations made by representatives of the Sub-Advisors to the Board) during the course of the year.

The Board concluded that it was satisfied with the nature, extent, and quality of the services provided by Forward Management and each of the Sub-Advisors under the Agreements.

Investment Performance

In considering information about the Funds’ historical performance, unless otherwise noted below, the Board was provided with information by Forward Management using data from Morningstar and other sources about each Fund’s historical performance, noting whether there were periods of underperformance and outperformance relative to each Fund’s peer group as well as its respective benchmark indices over time. The Board was provided with a comparative analysis of the performance of each Fund relative to certain comparable funds and relevant market indices for certain periods, including annual performance information and cumulative performance information. In assessing the performance of Forward Management and the Sub-Advisors, as applicable, the Board also considered the length of time the Sub-Advisor had served as a Sub-Advisor or Forward Management had served as investment advisor to the respective Fund. The Board also noted the need for Forward Management or the Sub-Advisor to adhere to its investment mandates, which could at times have an impact on a Fund’s performance.

The Board noted that, as a general matter, the Funds had periods of both underperformance and outperformance relative to the comparable funds

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within their respective Morningstar Category over time. Specifically, the Board noted:

•

The Commodity Long/Short Strategy Fund underperformed in relation to the average performance of the comparable funds within its Morningstar Category during the one- and three-year periods ended September 30, 2014;

•

The Credit Analysis Long/Short Fund underperformed in relation to the average performance of the comparable funds within its Morningstar Category for the one- and three-year periods ended June 30, 2014; however, it outperformed the comparable funds within its Morningstar Category for the five-year period ended June 30, 2014;

•	The Dynamic Income Fund outperformed in relation to the average performance of comparable funds within its Morningstar Category for the one-year period ended September 30, 2014;

•

The EM Corporate Debt Fund outperformed in relation to the average performance of the comparable funds within its Morningstar Category for the one-year period ended June 30, 2014; however, it underperformed the comparable funds within its Morningstar Category during the three- and five-year periods ended June 30, 2014;

•

The Emerging Markets Fund outperformed in relation to the average performance of the comparable funds within its Morningstar Category during the one-, three-, and five-year periods ended September 30, 2014. It was noted that Forward Management took over the day-to-day management of this Fund in September 2012;

•	The Equity Long/Short Fund outperformed in relation to the average performance of the comparable funds within its Morningstar Category during the one-year period ended September 30, 2014;

•

The Global Dividend Fund underperformed in relation to the average performance of the comparable funds within its Morningstar Category for the one-, three-, and five-year periods ended September 30, 2014;

•

The International Dividend Fund outperformed in relation to the average performance of the comparable funds within its Morningstar Category during the one-, and five-year periods ended September 30, 2014; however, it underperformed the comparable funds within its Morningstar Category during the three-year period ended September 30, 2014. It was noted that Forward Management took over the day-to-day management of this Fund in December 2008;

•

The International Small Companies Fund underperformed in relation to the average performance of the comparable funds within its Morningstar Category during the one-, three-, five-, and ten-year periods ended June 30, 2014;

•

The Select EM Dividend Fund underperformed in relation to the average performance of the comparable funds within its Morningstar Category for the one-year period ended September 30, 2014; however, it outperformed the comparable funds within its Morningstar Category for the three-year period ended September 30, 2014;

•

The Small Cap Equity Fund outperformed in relation to the average performance of the comparable funds within its Morningstar Category during the one-year period ended September 30, 2014; however, underperformed the comparable funds within its Morningstar Category during the three- and five-year periods ended September 30, 2014;

•

The Tactical Enhanced Fund underperformed in relation to the average performance of the comparable funds within its Morningstar Category during the one- and three-year periods ended September 30, 2014. It was noted that Forward Management took over the day-to-day management of this Fund in November 2012; and

•

The Tactical Growth Fund outperformed in relation to the average performance of the comparable funds within its Morningstar Category during the one-year period ended June 30, 2014; however, it underperformed the comparable funds within its Morningstar Category for the three-year period ended June 30, 2014.

Performance information for each class of shares of the Funds, including performance relative to each Fund’s benchmark index, is contained in this Report under the heading “Fund Performance.”

The Board considered the various performance data presented, and considered that certain Funds underperforming their benchmark or peer group for a given period had outperformed such benchmarks or peer groups during other periods. The Board also recognized that certain asset classes or strategies may be out of favor from time to time, which can have an effect on

221	December 31, 2014

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performance. The Board also noted the difficulties of constructing appropriate benchmarks for certain Funds. The Board discussed the possible reasons for the underperformance of certain Funds with Forward Management and took note of Forward Management’s plans to continue to monitor and address performance. The Board also noted recent portfolio management and/or strategy changes implemented by Forward Management.

The Board determined to continue to monitor the performance of the Funds and concluded, after consideration of the performance and strategy for each of the Funds, that each Sub-Advisor should continue to serve under the respective Sub-Advisory Agreement subject to the supervision of the Board and Forward Management, and that Forward Management should continue to serve under the Advisory Agreement subject to the supervision of the Board.

Profitability and Reasonableness of Advisory Compensation

Advisory Agreement. The Board considered Forward Management’s profitability and the methodology used to calculate profitability. The Board reviewed Forward Management’s audited financial statements, expense allocations and profitability analysis before marketing expenses, included in the 15(c) Materials. The Board considered Forward Management’s presentation of these materials at its meeting held on September 16, 2014, and well as the Board’s discussion of Forward Management’s profitability with Mr. Reid in executive session.

The Board considered the costs of services to be provided and profits to be realized by Forward Management from its relationship with the Funds, including the overall financial soundness of Forward Management. The Board considered financial information previously provided by Forward Management. The Board noted that Forward Management has been responsive to inquiries over time regarding the firm’s financial resources and ability to serve as the investment advisor to the Funds, and that the Board has been satisfied with this information. The Board also considered information about the profitability of each Fund to Forward Management. The Board also considered that Forward Management has historically waived fees or reimbursed the various series of the Trust for certain operating expenses that exceeded stated expense limits, and that amounts waived or reimbursed by Forward Management have been substantial.

The Board also considered information regarding the investment management fees charged to the Funds by Forward Management and operating expense comparisons for each Fund compared with other comparable registered investment companies. The Board noted that the investment management fees to be paid to Forward Management with respect to each of the Funds were within the range of the gross investment management fees charged to the group of similar investment companies presented to the Board.

The Board noted that Forward Management’s business currently consists primarily of managing the series of the Trust, and that, except as noted below, Forward Management does not currently manage other investment accounts for clients using strategies similar to the Funds so it is not possible to meaningfully compare the fees charged to the Funds with fees charged to other non-investment company clients of Forward Management. With respect to the International Dividend Fund, Forward Management manages retail separate accounts where the lowest fee is 38 basis points. With respect to the Global Dividend Fund, Forward Management manages retail separate accounts where the lowest fee is 35 basis points. However, it was noted that the retail separate accounts that are similar to the International Dividend Fund and Global Dividend Fund invest in a more limited range of investments than the Funds. With respect to the Tactical Growth Fund, Forward Management manages retail separate accounts where the lowest fee is 50 basis points. The Board considered that there were differences between these accounts and the Funds, including, differences in the management style, level of services provided, compliance responsibilities, and the frequency and amount of inflows and outflows. The Board noted that, with respect to certain Funds, the potential for additional meaningful comparisons will be revisited as Forward Management’s separate account business grows. The Board noted that, with respect to certain Funds, Forward Management is responsible for compensation of the Funds’ Sub-Advisors, whereas with respect to certain other Funds, the sub-advisory fees paid to the Sub-Advisors are paid directly by the Trust on behalf of each respective Fund and that overall expense ratios of certain of the Funds are currently limited by Forward Management pursuant to contractual expense limitation and/or reimbursement agreements.

The Board concluded that Forward Management’s profitability with respect to the Funds was not excessive and that the advisory fees charged to each Fund were reasonable in light of the services provided to each Fund.

Sub-Advisory Agreements. With respect to the fees paid to the Sub-Advisors, the Board considered information regarding the sub-advisory fees charged by the Sub-Advisors to their other clients (if applicable), and sub-advisory fees charged by other investment advisors to registered investment companies with similar investment objectives and strategies.

The Board considered the operating results and financial condition of each Sub-Advisor based on the financial information each Sub-Advisor had provided. The Trustees noted that it was difficult to accurately determine or

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evaluate the profitability of a particular Sub-Advisory Agreement because each of the Sub-Advisors managed assets other than the Funds or has multiple business lines and, further, that any such assessment would involve assumptions regarding each Sub-Advisor’s allocation policies, capital structure, cost of capital, business mix, and other factors.

Based on the prior information provided and the nature of the negotiation underlying each Sub-Advisory Agreement, the Board concluded that it was reasonable to infer that each Sub-Advisors’ profitability with respect to the relevant Funds was not excessive and that the sub-advisory fees charged to each Fund were reasonable in light of the services provided to each Fund.

Economies of scale

The Board considered the potential of Forward Management and the Sub-Advisors and the Funds to experience economies of scale as the Funds grow in size, but recognized that the current asset levels of certain of the Funds do not provide significant economies of scale. The Board noted that Forward Management has typically subsidized series of the Trust at smaller asset levels. The Board concluded that, considering the size and operating history of the Funds and the fee and financial information considered by the Board, the current fee structures reflected in the Agreements are appropriate. The Board also noted that it would have the opportunity to periodically re-examine whether the Funds had achieved economies of scale and the appropriateness of advisory and sub-advisory fees payable to Forward Management and the Sub-Advisors in the future.

Any additional benefits and other considerations

The Board considered ancillary benefits to be received by Forward Management as a result of Forward Management’s relationship with the Funds, including the fees paid by the Funds to ReFlow Management Co., LLC, a company that is affiliated with Forward Management, for the Funds’ participation in ReFlow, a program designed to provide an alternative liquidity source for mutual funds experiencing redemptions of their shares. The Board also considered Forward Management’s ownership interest in certain of the Sub-Advisors, noting the financial benefits that may be realized by Forward Management from its ownership arrangements with those Sub-Advisors. In addition, the Board also took into consideration the potential benefits that may be derived by Forward Management as a result of the establishment of Forward Securities, LLC, an affiliated broker-dealer that serves as distributor for the Funds. The Board also considered any benefits to be derived by Forward Management from soft dollar arrangements, and noted that the Board receives regular reports from Forward Management and the Sub-Advisors regarding their soft dollar policies and usage. The Board also noted that potential benefits to be derived by Forward Management or each Sub-Advisor from its relationship with the Funds include the potential for larger assets under management and reputational benefits, which are consistent with those benefits generally derived by investment advisors or sub-advisors to mutual funds.

Based on the Trustees’ deliberations and their evaluation of the information described above, the Board, including all of the Independent Trustees, found that: (i) the compensation payable under each of the Agreements is fair and bears a reasonable relationship to the services to be rendered; and (ii) the renewal of the Agreements is in the best interests of each respective Fund and its shareholders. Based on the Trustees’ deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, unanimously approved, with respect to the Funds, the renewal of the Advisory Agreement and each Sub-Advisory Agreement.

223	December 31, 2014

Additional Company Information (Unaudited)

Board of Trustees

The Trust’s Board of Trustees oversees the management and business of the Funds. The Trustees are elected by shareholders of the Trust, or, in certain circumstances, may be appointed by the other Trustees. There are currently seven Trustees, six of whom are not “interested persons” of the Trust as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (each an “Independent Trustee” and together, the “Independent Trustees”). The Trustees and Officers of the Trust, along with their affiliations over the last five years, are set forth below. The Trust’s Statement of Additional Information includes additional information about the Trustees and is available at forwardinvesting.com or upon request, without charge, by calling 800-999-6809.

Independent Trustees:

Name, Address, and Year of Birth*	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee***
Haig G. Mardikian Year of Birth: 1947	Chairman	Since 1998+	Owner of Haig G. Mardikian Enterprises, a real estate investment business (since 1971); General Partner of M&B Development, a real estate investment business (since 1983); General Partner of George M. Mardikian Enterprises, a real estate investment business (1983 to 2002); President and Director of Adiuvana-Invest, Inc., a real estate investment business (since 1989); Director of PCG Asset Management, a private equity investment advisor (2001 to 2011); President of the William Saroyan Foundation (since 1992); Managing Director of the United Broadcasting Company, radio broadcasting (1983 to 2001); Trustee of the International House of UC Berkeley (2001 to 2007); Director of the Downtown Association of San Francisco (1982 to 2006); Director of the Market Street Association (1982 to 2006); Trustee of Trinity College (1998 to 2007); Trustee of the Herbert Hoover Presidential Library (since 1997); Trustee of the Herbert Hoover Foundation (since 2002); Trustee of the Advisor California Civil Liberties Public Education Fund (1997 to 2006); Director of The Walnut Management Co., a privately held family investment company (since 2008); President of the Foundation of City College (2006 to 2010); Director of Near East Foundation (since 2007).	32	Chairman and Director of SIFE Trust Fund (1978 to 2001).

Donald O’Connor Year of Birth:1936	Trustee	Since 2000+	Financial Consultant (since 1997); Retired Vice President of Operations, Investment Company Institute (“ICI”), a mutual fund trade association (1969 to 1993); Executive Vice President and Chief Operating Officer, ICI Mutual Insurance Company, an insurance company (1987 to 1997); Chief, Branch of Market Surveillance, Securities and Exchange Commission (1964 to 1969).	32	Trustee of the Advisors Series Trust (since 1997).

DeWitt F. Bowman Year of Birth: 1930	Trustee	Since 2006 (Director of Forward Funds, Inc. since 2000)+	Pension Investment Consulting, a consulting company (since 1994); Interim Treasurer and Vice President for Investments, University of California (2000 to 2001); Treasurer of Pacific Pension Institute, a non-profit education organization (1994 to 2002); Treasurer of Edgewood Center for Children and Families, a non-profit care center (1994 to 2004); Director, Episcopal Diocese of California, a non-profit religious organization (1964 to 2008); Trustee of the Pacific Gas and Electric Nuclear Decommissioning Trust Fund, a nuclear decommissioning trust (since 1994); Chief Investment Officer, California Public Employees Retirement System (1989 to 1994).	32	Trustee, Brandes Mutual Funds (1995 to 2012); Lead Director, RREEF America III REIT (2007 to 2012); Director, RREEF America I REIT (2004 to 2007); Trustee, PCG Private Equity Fund (since 1994).

December 31, 2014	224

Additional Company Information (Unaudited)

Name, Address, and Year of Birth*	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee***
Cecilia H. Herbert Year of Birth: 1949	Trustee, Nominating Committee Chairperson	Since 2009+	Director (2000 to 2013) and President (2007 to 2010) of the Board, Catholic Charities CYO; Member, Archdiocese Finance Committee, the advisory council to the San Francisco Catholic Archdiocese (since 1994); Trustee, The Thacher School (2002 to 2011); Trustee, WNET, the public media company of New York (since 2011); Managing Director and head of San Francisco Office, J.P. Morgan/Morgan Guaranty Trust Company, a commercial and investment banking institution (1973 to 1976 and 1978 to 1991).	32	Director, iShares Inc. (since 2005); Trustee, iShares Trust (since 2005); Trustee, Pacific Select Funds (2004 to 2005); Trustee, The Montgomery Funds (1992 to 2003).

Julie Allecta Year of Birth: 1946	Trustee, Audit Committee Chairperson	Since 2012+	Retired Partner, Paul Hastings, Janofsky & Walker LLP (1999 to 2009); Governing Council Member of the Independent Directors Council (since 2014); Vice President and Director, WildCare Bay Area (since 2007); Parliamentarian and Director, American Society of Botanical Artists, Northern California Chapter (since 2014).	32	Trustee, Litman Gregory Funds Trust (since 2013).

A. John Gambs Year of Birth: 1945	Trustee	Since 2012+	Director and Compensation Committee Chair, NMI Holdings, Inc. (2011 to 2012); Trustee and Audit Committee Chair, Barclays Global Investors Funds (2006 to 2010); Trustee and Audit Committee Chair, Master Investment Portfolio (2006 to 2010); Advisory Board Member, Fairview Capital Management (since 2009); Director, San Francisco Classical Voice (since 2011); Member, Board of Governors San Francisco Symphony (since 2001); Director, The New Century Chamber Orchestra (since 2010); Executive Vice President and Chief Financial Officer, The Charles Schwab Corporation (1988 to 1996); President and Director, Gambs Family Foundation (1997 to 2010).	32	None

225	December 31, 2014

Additional Company Information (Unaudited)

Interested Trustee:

Name, Address, and Year of Birth*	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee***
J. Alan Reid, Jr. **** Year of Birth: 1962	President, Trustee	Since 2001+	Chief Executive Officer and Director of Forward Management, LLC, an investment advisor (since 2001); President and Director, Forward Securities, LLC, a broker-dealer (since 2010); Chief Executive Officer and Director, ReFlow Management Co., LLC, an investment services company (2001 to 2010); Chief Executive Officer and Director, ReFlow Fund, LLC, an investment services company (2001 to 2010); Chief Executive Officer, Sutton Place Management, an investment services company (since 2001); Vice President of Sutton Place Associates (since 2001); Chief Executive Officer, FISCOP, LLC (since 2001); Vice President, Broderick Management, LLC (since 2001); Member of ICI Board of Governors (since 2008); Director, Legato Capital Management, an investment services company (2004 to 2009); Director, FOLIOfn, Inc. (since 2002); Executive Director, Private Wealth Management, Morgan Stanley (2000 to 2001); Senior Vice President, Director of Business Delivery, Morgan Stanley Online, a financial services company (1999 to 2000); Executive Vice President and Treasurer, Webster Investment Management Co., LLC (1998 to 1999); Vice President, Regional Director, Investment Consulting Services, Morgan Stanley, Dean Witter, Discover & Co., a financial services company (1992 to 1998); Vice President of the Board of Trustees of Centerpoint, a public health and welfare organization (1997 to 2010); Director, Ring Mountain Day School (2010 to 2013); Director, Arista Maritime Group Inc. (since 2013).	32	None

*	Each Trustee may be contacted by writing to the Trustee, c/o Forward Management, LLC, 101 California Street, 16th Floor, San Francisco, CA 94111.

**	Each Trustee will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his successor, if any, elected at such meeting; or (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust.

***	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., public companies) or other investment companies registered under the 1940 Act.

****	Mr. Reid is considered an interested Trustee because he acts as Chief Executive Officer of Forward Management, LLC, the Funds’ investment advisor, and holds other positions with an affiliate of the Trust.

+	Messrs. Mardikian, Bowman, O’Connor and Reid have served as Trustee to the Trust since May 1, 2005. However, beginning on the date indicated in the chart, Messrs. Mardikian, Bowman, O’Connor and Reid served as a director for the nine series of Forward Funds, Inc., which were reorganized as series of the Trust effective July 1, 2005. Mr. Bowman was appointed as Trustee effective January 1, 2006 and served as a director for the nine series of Forward Funds, Inc. since 2000. Ms. Herbert was appointed as a Trustee effective November 9, 2009. Ms. Allecta was appointed as a Trustee effective January 1, 2012. Mr. Gambs was appointed as a Trustee effective December 31, 2012.

December 31, 2014	226

Additional Company Information (Unaudited)

Officers:

Name, Address, and Year of Birth*	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Barbara H. Tolle 101 California Street, 16th Floor San Francisco, CA 94111 Year of Birth: 1949	Treasurer	Since 2006	Vice President, Director of Fund Accounting and Operations, Forward Management (since 2006); Vice President and Director, Fund Accounting and Administration, PFPC Inc. (1998 to 2006).

Judith M. Rosenberg 101 California Street, 16th Floor San Francisco, CA 94111 Year of Birth: 1948	Chief Compliance Officer and Chief Legal Officer	Since 2005	Chief Compliance Officer, Forward Management (since 2005); Chief Compliance Officer, Secretary and Director, Forward Securities, LLC (since 2010); First Vice President and Senior Attorney, Morgan Stanley (1984 to 1997; 2002 to 2005); Director of Compliance, Morgan Stanley Online (1997 to 2002).

Robert S. Naka 101 California Street, 16th Floor San Francisco, CA 94111 Year of Birth: 1963	Vice President, Funds and Secretary	Vice President, Funds since 2009 and Secretary since 2012	Chief Operating Officer, Forward Management (since 2009); Principal & Chief Operating Officer, Anew Capital Management LLC (2007 to 2009); Executive Vice President & Chief Operating Officer, ING Funds & Predecessors (1989 to 2007).

Kathryn A. Burns 1290 Broadway, Suite 1100 Denver, CO 80203 Year of Birth: 1976	Assistant Treasurer	Since 2014	Assistant Vice President and Fund Controller, ALPS Fund Services, Inc. (since 2013); Vice President and Chief Compliance Officer, Old Mutual Capital (2010 to 2012); Vice President and Regulatory Reporting Manager, Old Mutual Capital (2006 to 2012); Manager, PricewaterhouseCoopers LLP (2004 to 2006)

*	Each officer shall hold office at the pleasure of the Board of Trustees until the next annual meeting of the Trust or until his or her successor is duly elected and qualified, or until he or she dies, resigns, is removed or becomes disqualified.

227	December 31, 2014

Forward Funds Privacy Policy (Unaudited)

Forward Funds appreciates the privacy concerns and expectations of our customers. We are committed to maintaining a high level of privacy and confidentiality when it comes to your personal information and we use that information only where permitted by law. We recognize that, as our customer, you not only entrust us with your money but with your personal information. Your trust is important to us and you can be sure we will continue our tradition of protecting your personal information. We provide this privacy notice to you so that you may understand our policy with regard to the collection and disclosure of nonpublic personal information (“Information”) pertaining to you.

We collect the following categories of information about you:

•	Information we receive from you on applications or other forms; and

•	Information about your transactions with us, our affiliates, or others.

We do not disclose any Information about you or any current or former customer to anyone, except as permitted by law. We may disclose Information about you and any former customer to our affiliates and to nonaffiliated third parties, as permitted by law. We do not disclose personal information that we collect about you to non-affiliated companies except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, or in other limited circumstances permitted by law. For example, some instances where we may disclose Information about you to third parties include: for servicing and processing transactions, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information about you with these companies, we require them to limit their use of the personal information to the particular purpose for which it was shared and we do not allow them to share your personal information with others except to fulfill that limited purpose. In addition, these companies are required to adhere to our privacy standards with respect to any personal information that we provide them.

Protecting the Security and Confidentiality of Your Information

We restrict access to Information about you to those employees who need to know that Information to provide products or services to you. We maintain physical, electronic, and procedural safeguards to ensure the confidentiality of your Information. Our privacy policies apply only to those individual investors who have a direct customer relationship with us. If you are an individual shareholder of record of any of the Funds, we consider you to be a customer of Forward Funds. Shareholders purchasing or owning shares of any of the Funds through their bank, broker, or other financial institution should consult that financial institution’s privacy policies. If you own shares or receive investment services through a relationship with a third-party broker, bank, investment advisor or other financial service provider, that third-party’s privacy policies will apply to you and ours will not.

December 31, 2014	228

Investment Advisor

Forward Management, LLC

Administrator

ALPS Fund Services, Inc.

Distributor

Forward Securities, LLC

Counsel

Dechert LLP

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Custodian

Citibank, N.A.

Transfer Agent

ALPS Fund Services, Inc.

Forward Funds

P.O. Box 1345

Denver, CO 80201

(800) 999-6809

www.forwardinvesting.com

Forward Commodity Long/Short Strategy Fund

Forward Credit Analysis Long/Short Fund

Forward Dynamic Income Fund

Forward EM Corporate Debt Fund

Forward Emerging Markets Fund

Forward Equity Long/Short Fund

Forward Frontier Strategy Fund

Forward Global Dividend Fund

Forward Global Infrastructure Fund

Forward High Yield Bond Fund

Forward International Dividend Fund

Forward International Real Estate Fund

Forward International Small Companies Fund

Forward Investment Grade Fixed-Income Fund

Forward Real Estate Fund

Forward Real Estate Long/Short Fund

Forward Select EM Dividend Fund

Forward Select Income Fund

Forward Select Opportunity Fund

Forward Small Cap Equity Fund

Forward Tactical Enhanced Fund

Forward Tactical Growth Fund

Forward Total MarketPlus Fund

Forward U.S. Government Money Fund

Allocation Funds

Forward Balanced Allocation Fund

Forward Growth & Income Allocation Fund

Forward Growth Allocation Fund

Forward Income & Growth Allocation Fund

Forward Income Builder Fund

Forward Multi-Strategy Fund

Printed on paper containing recycled content using soy-based inks.	FSD001253 031016

Annual Report December 31, 2014

Forward Frontier Strategy Fund

Forward High Yield Bond Fund

Forward Investment Grade Fixed-Income Fund

Forward Total MarketPlus Fund

Forward U.S. Government Money Fund

Forward Balanced Allocation Fund

Forward Growth & Income Allocation Fund

Forward Growth Allocation Fund

Forward Income & Growth Allocation Fund

Forward Income Builder Fund

Forward Multi-Strategy Fund

FORWARD FUNDS:	Table of Contents

Forward Funds are distributed by Forward Securities, LLC

101 California Street, 16th Floor, San Francisco, California 94111

The report has been prepared for the general information of Forward Funds’ shareholders. It is not authorized for distribution to prospective investors unless accompanied or proceeded by a current Forward Funds’ Prospectus, which contains more complete information about Forward Funds’ investment policies, management fees and expenses. Investors are reminded to read the Prospectus before investing or sending money.

December 31, 2014

1

Shareholder Update	December 31, 2014

A MESSAGE FROM:	J. Alan Reid, Jr. Chief Executive Officer @JAlanReid

Dear Shareholder:

At the close of 2014, another year punctuated by the unexpected, investors were left wondering: What will happen next? And how well is my portfolio positioned in light of the possibilities?

Question marks loom especially large for those seeking investment income. Many forecasters warn that interest rates are bound to rise in 2015. At the same time, actions by the European Central Bank, China and Japan over the last few months support the view that this low-rate environment may persist for some time to come.

The dilemma isn’t just that it’s impossible to predict what the U.S. Federal Reserve will do or predict how the actions of other nations will impact the global rate environment. It’s that almost any scenario puts investors at greater risk than they may realize. As discussed in our white paper, The 5% Problem: Double Jeopardy for Traditional Bond Investors, even modest upward rate movements could spell significant losses for traditional bondholders. It’s also true that other income-producing asset classes pose their own interest-rate, liquidity and credit risks. Meanwhile, this continued low-rate environment is compounding investors’ income shortfalls, tempting them to reach for potential sources of yield despite the risks that may entail.

Smarter strategies

As we see it, these conditions call for new and different kinds of income solutions—ideas rooted in a different way of thinking. Asset class risks, returns and correlations are never static. Rather than struggle against the fluidity and uncertainty of global markets, we believe it makes far more sense to embrace these realities and design our approaches around them.

We have acted on this conviction in two ways. First, we have drawn on the capabilities of our various portfolio teams to create intelligent income strategies with built-in adaptability and resilience. Unique to Forward are two prime examples:

•

Forward Income Builder Fund (AIAAX) invests dynamically across a diverse range of actively managed traditional, alternative and global income-producing strategies. Aiming to achieve high current income while keeping volatility at a targeted level, the investment team systematically adjusts the fund’s allocation in response to changing global market conditions.

•

Forward Dynamic Income Fund (FDYTX) seeks a predictable income stream by blending a dividend capture strategy with a proprietary tactical allocation strategy that hedges the portfolio’s dividend stock exposure.

Exploding the style box

Secondly, we are proud of our range of income-producing strategies. With a diverse array of portfolio building blocks, investors can choose those that best fit their existing portfolios, risk profiles and overall investment goals. Our offerings extend beyond traditional fixed-income strategies to include a set of global and international dividend stock funds, a corporate debt fund focused on emerging markets and a long/short credit strategy centered on municipal bonds.

Real estate is another one of our strengths, and one highly relevant to income-seeking investors. All of our real estate funds target high income or total return with a substantial income component. Moreover, all invest in commercial properties via real estate investment trusts (REITs), an asset class with a track record of delivering stable yields. Our real estate funds include such out-of-the-box products as Forward Select Income Fund (KIFAX), which focuses on preferred and senior REIT securities, and Forward Real Estate Long/Short Fund (KSRAX), which is one of the very few true long/short real estate mutual funds available. With the dollar so strong, I should also mention Forward International Real Estate Fund (KIRYX), which takes advantage of the currently strong position of the U.S. dollar to build positions in real assets around the globe.

Results-focused

Our goal is to bring value to investors and advisors not only with our strategies, but also with our thinking. The philosophy we apply to investors’ needs for growth, diversification and risk management is the same one we use to address their income goals. That is, we strive to be champions of more intelligent, adaptable investment strategies and more resilient portfolios—a stance that often involves challenging the status quo.

December 31, 2014	2

In short, we believe in a pragmatic, results-focused approach that helps real people fulfill their real-life goals and dreams. We’re convinced this is the way of the future, and we will continue to push ourselves and the industry in that direction.

I want to thank you wholeheartedly for your confidence and trust in us. We are privileged to be your investment partners and will strive to keep earning that trust every day.

Sincerely,

J. Alan Reid, Jr.

Chief Executive Officer

Forward

RISKS

There are risks involved with investing, including loss of principal. Past performance does not guarantee future results, share prices will fluctuate and you may have a gain or loss when you redeem shares.

Each allocation fund is a fund of funds, which invest in a mix of underlying Forward Funds. Shareholders of an allocation fund indirectly bear the expenses of the underlying funds. An allocation fund’s allocations may be changed at any time. Asset allocation does not assure profit or protect against risk. (Forward Income Builder Fund)

Borrowing for investment purposes creates leverage, which can increase the risk and volatility of a fund. (Forward Dynamic Income Fund, Forward Income Builder Fund, Forward International Real Estate Fund, Forward Real Estate Long/Short Fund, Forward Select Income Fund)

Concentration in a particular industry will involve a greater degree of risk than a more diversified portfolio. (Forward International Real Estate Fund, Forward Real Estate Fund, Forward Real Estate Long/Short Fund, Forward Select Income Fund)

Debt securities are subject to interest rate risk. If interest rates increase, the value of debt securities generally declines. Debt securities with longer durations tend to be more sensitive to changes in interest rates and more volatile than securities with shorter durations. (Forward Dynamic Income Fund, Forward Income Builder Fund, Forward International Real Estate Fund, Forward Real Estate Long/Short Fund, Forward Select Income Fund)

Derivative instruments involve risks different from those associated with investing directly in securities and may cause, among other things, increased volatility and transaction costs or a fund to lose more than the amount invested. (Forward Dynamic Income Fund, Forward Income Builder Fund, Forward International Real Estate Fund, Forward Real Estate Long/Short Fund, Forward Select Income Fund)

Investing in exchange-traded funds (ETFs) will subject a fund to substantially the same risks as those associated with the direct ownership of the securities or other property held by the ETFs. (Forward Dynamic Income Fund, Forward Income Builder Fund)

Foreign securities, especially emerging or frontier markets, will involve additional risks including exchange rate fluctuations, social and political instability, less liquidity, greater volatility and less regulation. (Forward Dynamic Income Fund, Forward Income Builder Fund, Forward International Real Estate Fund, Forward Real Estate Long/Short Fund)

Investing in lower-rated (“high yield”) debt securities involves special risks in addition to those associated with investments in higher-rated debt securities, including a high degree of credit risk. (Forward Income Builder Fund)

Investing in a non-diversified fund involves the risk of greater price fluctuation than a more diversified portfolio. (Forward Dynamic Income Fund, Forward International Real Estate Fund, Forward Real Estate Long/Short Fund, Forward Select Income Fund)

3	December 31, 2014

Investing in the real estate industry or in real estate-related securities involves the risks associated with direct ownership of real estate which include, among other things, changes in economic conditions (e.g., interest rates), the macro real estate development market, government intervention (e.g., property taxes) or environmental disasters. These risks may also affect the value of equities that service the real estate sector. (Forward Dynamic Income Fund, Forward Income Builder Fund, Forward International Real Estate Fund, Forward Real Estate Long/Short Fund, Forward Select Income Fund)

Short selling involves additional investment risks and transaction costs, and creates leverage, which can increase the risk and volatility of a fund. (Forward Dynamic Income Fund, Forward Income Builder Fund, Forward Real Estate Long/Short Fund)

Investing in smaller companies generally will present greater investment risks, including greater price volatility, greater sensitivity to changing economic conditions and less liquidity than investing in larger, more mature companies. (Forward Dynamic Income Fund)

Alternative strategies typically are subject to increased risk and loss of principal. Consequently, investments such as mutual funds which focus on alternative strategies are not suitable for all investors. (Forward Real Estate Long/Short Fund)

There is no guarantee the companies in our portfolio will continue to pay dividends. (Forward Dynamic Income Fund)

Diversification does not assure profit or protect against risk.

Forward Dynamic Income Fund seeks total return, with dividend and interest income being an important component of that return, while exhibiting less downside volatility than the S&P 500 Index.

Forward Income Builder Fund seeks high current income and some stability of principal.

Forward International Real Estate Fund seeks total return from both capital appreciation and current income.

Forward Real Estate Long/Short Fund seeks total return through a combination of high current income relative to equity investment alternatives, plus long-term growth of capital.

Forward Select Income Fund seeks high current income and potential for modest long-term growth of capital.

Correlation is a statistical measure of how two securities, funds or asset classes move in relation to each other.

Credit risk is the risk of loss of principal or loss of a financial reward stemming from a borrower’s failure to repay a loan or otherwise meet a contractual obligation.

Dividend capture is an income-producing strategy in which a particular security about to pay a dividend is purchased, held until its dividend is captured and then sold in order to purchase another security about to pay a dividend.

Interest rate risk is the risk that an investment’s value will change due to a change in interest rates.

Liquidity risk refers to the risk stemming from the lack of marketability of an investment that cannot be bought or sold quickly enough to prevent or minimize a loss.

Volatility is a statistical measure of the dispersion of returns for a given security or market index.

J. Alan Reid, Jr. is a registered representative of Forward Securities, LLC.

December 31, 2014	4

Shareholder Update	December 31, 2014

A MESSAGE FROM:	Jim O’Donnell, CFA Chief Investment Officer @JimODonnll

Dear Shareholder:

According to a less-than-scientific search of the internet, the saying, “Who’d have thunk it?” was first popularized by comedian/ventriloquist Edgar Bergen in the 1930s. His loveable but slow-witted dummy character Mortimer Snerd used to utter this colloquial phrase to express astonishment at the unexpected. In looking at the performance of a number of asset classes in 2014, one may be compelled to channel one’s inner Mortimer and repeat the phrase, “Who’d have thunk it?”

As we entered 2014, it seemed as if everyone expected higher interest rates and weakness in interest-sensitive asset classes. As 2014 drew to a close, market participants could only be astonished at the unforeseen decline in interest rates and the impressive rally in long Treasurys and real estate investment trusts. At the beginning of 2014, virtually no one could have anticipated the explosive rally in Chinese equities, nor could one have predicted the harrowing decline in crude oil prices and the freefall in Russian equities.

As we leave 2014 in the rearview mirror and look forward to 2015, the one clear takeaway is to expect the unexpected. Many strategists and pundits are embracing a dour and cautionary view as the capital markets march headlong into the prospect of a U.S. Federal Reserve interest rate hike sometime in 2015. Some of this advice is prudent, given the spring-loaded nature of the geopolitical risks we face. We are of the belief that the many crosscurrents we face in the capital markets will introduce a level of volatility that will be greater than we have experienced in the recent past. We also suspect that many positive economic and geopolitical developments may unfold in the second half of 2015.

That said, one of the greatest risks in the capital markets today may be related to the slope of the U.S. Treasury yield curve. A simple way of looking at this slope is to take the yield on a 10-year Treasury and subtract the yield of a 2-year Treasury. Historically, a large difference between the 10-year and the 2-year (or a steep slope) was the harbinger of improving economic strength over a future 12 to 18 month time horizon. Conversely, a narrower amount (or a flatter yield curve) has been a cautionary early warning sign of future economic slowing. Unfortunately, this metric is beginning to raise a cautionary flag by narrowing at the end of 2014.

One of the side effects of this curve flattening may be increased market sensitivity to credit risk (the notion that a dollar loaned may be less likely to be repaid if the economy is weakening). This sensitivity can manifest itself in both the debt and equity markets. Frequently, the market’s appetite for quality increases appreciably. Quality can be defined as the sustainability and predictability of a firm’s cash flows as well as the complexion of a firm’s capital structure, including the very prudent and limited use of debt. Coming out of the post-Lehman Brothers financial crisis, investors were rewarded more for accepting credit risk and having an aversion to quality. Going forward, that may all change with quality taking on increased importance in portfolio holdings.

As part of Forward’s culture, we have sought to challenge the status quo whether it is through our product offerings or through the way we look at the capital markets. Indeed, the practice of following the herd can be fraught with peril when everyone is leaning the same way with respect to market exposures and investment postures. At certain parts of a market cycle, one is best served to avoid being anchored to the consensus view in order to allow one to see opportunities that others cannot. As an investor, one of the most liberating questions one can ask oneself is, “What if everything I believe is wrong?” This frame of mind is vital to a robust investment culture and process in order to avoid the pitfalls of what behavioral finance academics call cognitive dissonance.

As we walk through 2015, it will be important to be nimble and not get mired in a consensus view. We suspect that having a healthy respect for the nonconsensus view will serve one well in 2015, as will expecting the unexpected. Try to keep an even-keel and avoid getting too dour or too ebullient.

If we are correct in our assessment that volatility will increase, it will be important to make sure that you are equipped with the right hedges and tools to withstand the challenges investors will face. Hedges can act as shock absorbers, making a bumpy ride more tolerable. In addition, we have developed tools that are forged in the notion that correlations and market volatility do not remain constant. This combination of hedges and tools should help investors navigate the challenges of 2015.

5	December 31, 2014

As always, we remain committed to helping our shareholders attain true portfolio diversification and achieve their long-term financial goals. We also believe that transparent practices give our investors access to the information they need to make important investment decisions. I invite you to review the information in this report and the performance of the Forward Funds in 2014, and I thank you for the continued confidence that you place in our funds.

Sincerely,

Jim O’Donnell, CFA

Chief Investment Officer

Forward

RISKS

There are risks involved with investing, including loss of principal. Past performance does not guarantee future results, share prices will fluctuate and you may have a gain or loss when you redeem shares.

Diversification does not assure profit or protect against risk.

2-year U.S. Treasury is a debt obligation issued by the U.S. Treasury that has a term of two years.

10-year U.S. Treasury is a debt obligation issued by the U.S. Treasury that has a term of more than one year, but not more than 10 years.

Cash flow is a revenue or expense stream that changes a cash account over a given period.

Correlation is a statistical measure of how two securities, funds or asset classes move in relation to each other.

Credit risk is the risk of loss of principal or loss of a financial reward stemming from a borrower’s failure to repay a loan or otherwise meet a contractual obligation.

Volatility is a statistical measure of the dispersion of returns for a given security or market index.

Yield curve is a line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates.

One cannot invest directly in an index.

Jim O’Donnell has earned the right to use the Chartered Financial Analyst designation. CFA Institute marks are trademarks owned by the CFA Institute.

Forward Funds are distributed by Forward Securities, LLC.

Not FDIC Insured | No Bank Guarantee | May Lose Value

© 2015 Forward Management, LLC. All rights reserved.

The discussions concerning the funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect performance of the funds in the future, including the portfolio managers’ outlook regarding economic, market, political and other factors relevant to investment performance. These statements are based on the portfolio managers’ expectations concerning certain future events and their expected impact on the funds and are current only through the date on the cover of this report. Forward-looking statements are inherently uncertain and are not intended to predict the future performance of the funds. Actual events may cause adjustments in the portfolio managers’ strategies from those currently expected to be employed, and the outlook of the portfolio managers is subject to change.

December 31, 2014	6

Fund Commentary and Performance (Unaudited)

Forward Frontier Strategy Fund

As of December 31, 2014

For the year ended December 31, 2014, Forward Frontier Strategy Fund’s Institutional Class shares returned 3.14%, underperforming its benchmark, the MSCI Frontier Markets Index, which returned 7.21%.

Frontier markets, as represented by the MSCI Frontier Markets Index, delivered a second consecutive positive year, albeit with more bumps along the road in 2014. The index also continued to outperform the other major developing market index, as the MSCI Emerging Markets Index posted another negative return in 2014.

2014 marked a year of change for the frontier markets index as the first half of the year was dominated with the long-awaited update to index constituents. Qatar and the United Arab Emirates (UAE) were graduated by MSCI to the emerging markets index in May 2014. While Qatar and UAE have long had developed economies, the reason for their graduation can be traced to an increase in foreign investment in those countries, a metric upon which MSCI places a heavy weight and an issue the Gulf Cooperative Council has traditionally not had much interest in improving. However, this change spurred increases of 98.27% and 55.18% (one-year trailing as of May 31, 2014) in the stock markets of UAE and Qatar, respectively, which could inspire other Middle East countries to consider policies that are friendlier to foreign investment. Through May 30, 2014, the MSCI Frontier Markets Index returned 20.67%, leading all major indices, largely as a result of the two countries’ graduations.

The second half of 2014 told a different story as all major non-U.S. indices suffered losses, with frontier markets giving back more than half of their first-half returns. This correction coincided with the stark drawdown in the energy sector as many constituent countries are energy-producing nations. Since May 30, 2014, 13 of the 24 frontier market countries had double-digit losses, including Kuwait and Nigeria, the largest index constituents.

For the year, the story is more balanced as 10 of 24 countries had positive returns, not including Qatar and UAE. The best regional performer in the index was Asia where four out of five countries had positive returns, led by Bangladesh, which returned 47.80%. Bahrain was the worst performing market in 2014, declining by -36.54%. Ukraine was down -8.88% in 2014, continuing a theme that began in 2013 with Crimea as a staging point of economic conflict between Russian and Western interests. Finally, Nigeria exhibited the largest swing from 2013 to 2014, declining 30.19% in 2014 and nearly mirroring the 29.69% realized gain in 2013.

The majority of performance in the fund is delivered via investments in total returns swaps on the MSCI Frontier Market Index; therefore, the use of derivatives is the fund’s primary source of return. The fund also invests in short-dated government and corporate bonds, which added 0.69% to the fund’s performance. The underperformance relative to the benchmark was due to transaction costs and financing fees.

7	December 31, 2014

Forward Frontier Strategy Fund

Asset Allocation as a Percentage of Net Assets

as of December 31, 2014

These allocations may not reflect the current or future position of the portfolio.

Growth of $100,000 Investment in the Fund

The chart above shows how a hypothetical investment of $100,000 in the fund at its inception would have performed versus an investment in the fund’s benchmark index. The values indicate what $100,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

December 31, 2014	8

Forward Frontier Strategy Fund(b)

	1 Year	5 Year	Since Inception	Inception Date
Average Annual Total Return for the period ended December 31, 2014
Investor Class	3.07%	5.19%	4.82%	12/31/08
Institutional Class	3.14%	5.41%	4.99%	12/31/08
Advisor Class(c)	3.32%	N/A	2.12%	05/02/11
Class Z	3.40%	5.55%	7.33%	05/05/09

(a) The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

(b) Prior to May 1, 2011, Forward Frontier Strategy Fund was known as Forward Frontier MarketStrat Fund. Prior to September 20, 2010, Forward Frontier MarketStrat Fund was know as Forward Frontier Markets Fund. Prior to May 1, 2010, Forward Frontier Markets Fund was known as Accessor Frontier Markets Fund.

(c) Prior to May 1, 2013, the Advisor Class was known as Class M.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month-end may be obtained at www.forwardinvesting.com. Investment performance may reflect fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

9	December 31, 2014

Fund Commentary and Performance (Unaudited)

Forward High Yield Bond Fund

As of December 31, 2014

For the year ended December 31, 2014, Forward High Yield Bond Fund’s Institutional Class shares returned 1.81%, underperforming its benchmark, the BofA Merrill Lynch U.S. High Yield Master II Index, which returned 2.50%.

The high yield asset class experienced a somewhat split personality in 2014. During the first half of the year, high yield bonds exhibited steady positive performance, fueled by healthy company fundamentals in the face of disappointing economic growth. Interestingly, the economy switched gears to high growth in the second half of the year, just as the high-yield market reversed course. Market volatility increased and investor sentiment changed from month to month before price declines accelerated as crude oil prices collapsed. Consequently, the hard-hit energy sector pulled the rest of the market down with it. As investor sentiment turned increasingly negative, outflows and poor liquidity exacerbated the downturn. The flight to quality in fixed income during the year contributed to lower long-term interest rates and favored higher-quality and longer-duration securities.

In 2014, spreads to Treasurys, the difference between Treasury yields and other debt securities with the same maturities, widened from the U.S. Treasury curve by approximately 1% to 5%. High yield funds as a whole experienced more than $20 billion in outflows during the year, with much of this flow occurring during the third quarter. Despite these challenges, the primary market had 671 new issues with more than $356 billion in new securities. Although new issuance volume was down approximately 10% from the all-time record in 2013, it was still the third best year in high yield history.

High-quality and longer-duration credits outperformed in 2014, benefiting from the flight to quality and lower long-term U.S. Treasury rates. Outperforming industries during the year included technology, cable, healthcare, transportation and utilities. Notable underperformers were consumer products, energy, capital goods, metals/mining and gaming.

Despite the turmoil in the second half of the year, the default environment remained benign, with only 1.6% of outstanding issuers defaulting during 2014. When defaults are measured against the par amount of high yield bonds outstanding, the rate is 3.0% due to the relatively large default of electric utility company Energy Future Holdings, which skews the statistic. In addition, less than 10% of the combined leveraged finance market (including loans) is maturing in the next 24 months and the outlook for corporate profitability remains healthy with the exception of the energy sector.

For the year, the fund delivered positive results but trailed its benchmark. From a quality perspective, the underweighting of BB-rated bonds detracted from the fund’s relative performance as did having a shorter duration during most of the year. At the industry level, the underweighting of automotive, financials, technology, telecommunications and utilities detracted from the fund’s performance. Individual security selection hurt relative performance in the aerospace, financials, services and technology industries. Substantial volatility in fund flows also negatively affected performance.

Since the asset class experienced a significant flight to quality coupled with a decline in long-term Treasury rates, the highest credit quality bonds outperformed. In this environment, the fund’s avoidance of distressed securities and other credits of the lowest quality within the high-yield universe contributed to relative performance. From an industry perspective, the fund was rewarded for overweight allocations to homebuilding, transportation, food/beverage, healthcare and cable. Security selection contributed to relative performance in the capital goods, chemicals, gaming, homebuilders, metals/mining, automotive, energy and retail industries.

December 31, 2014	10

Forward High Yield Bond Fund

Weightings by Sector as a Percentage of Net Assets

as of December 31, 2014

These allocations may not reflect the current or future position of the portfolio.

Growth of $100,000 Investment in the Fund

The chart above shows how a hypothetical investment of $100,000 in the fund at its inception would have performed versus an investment in the fund’s benchmark index. The values indicate what $100,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

11	December 31, 2014

Forward High Yield Bond Fund(b)

	1 Year	5 Year	10 Year	Since Inception	Inception Date
Average Annual Total Return for the period ended December 31, 2014
Investor Class	1.50%	7.75%	6.10%	6.49%	05/01/00
Institutional Class	1.81%	8.17%	6.47%	6.90%	05/01/00
Class C (with CDSC)(c)	-0.05%	7.19%	5.47%	7.07%	12/30/02
Class C (without CDSC)(d)	0.89%	7.19%	5.47%	7.07%	12/30/02
Class Z	1.92%	8.27%	N/A	11.04%	05/05/09

(a) The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

(b) Prior to May 1, 2010, Forward High Yield Bond Fund was known as Accessor High Yield Bond Fund.

(c) Includes the 1.00% contingent deferred sales charge.

(d) Excludes the 1.00% contingent deferred sales charge.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month-end may be obtained at www.forwardinvesting.com. Investment performance may reflect fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

December 31, 2014	12

Fund Commentary and Performance (Unaudited)

Forward Investment Grade Fixed-Income Fund

As of December 31, 2014

For the year ended December 31, 2014, Forward Investment Grade Fixed-Income Fund’s Institutional Class shares returned 3.51%, underperforming its benchmark, the Barclays U.S. Government/Credit Bond Index, which returned 6.01%.

Most economic indicators got off to a difficult start in 2014 as an uncharacteristically cold winter took a toll on U.S. financial markets. Bond markets rallied due to the somewhat uncertain pace of economic expansion and mostly held on to gains as the crisis in Ukraine led to a general flight to quality bonds. By the second quarter, though, U.S. gross domestic product (GDP) growth strengthened, more than reversing the weather-induced weakness from the first quarter. Bond markets rallied as central banks remained accommodative.

In October, the 10-year U.S. Treasury yield plunged to a new 2014 low as equity markets sank. What caused the sudden turn remains uncertain, but it was likely a confluence of events that sustained the rebound: a swath of U.S. data was stronger than expected, third quarter earnings generally outperformed and global policies were actively adjusted. Just as markets were beginning to rise on signs of broadening growth, the U.S. Federal Reserve ended its quantitative easing program on schedule.

Forward Investment Grade Fixed-Income Fund delivered positive results during the year but underperformed its benchmark. Performance was driven by out-of-benchmark exposure to non-agency mortgage-backed securities as the sector outperformed for the year due to limited supply, positive demand and the housing recovery. Additionally, exposure to high-yield credit was positive for performance, specifically a focus on financials. An overweight allocation to taxable municipal securities, especially Build America Bonds (BABs), was also positive for performance as these securities outperformed tax-exempt municipals and like-duration Treasurys amid stronger demand and limited supply.

A steepening of the yield curve and the fund’s focus on short to intermediate maturities detracted from performance since longer-term maturities outperformed. While the 30-year Treasury yield fell considerably, the 5-year Treasury note declined only slightly. A modest exposure to Russian quasi-sovereign external debt detracted as the Russian economy faced several headwinds, including sanctions, throughout the year. An allocation to U.S. inflation-linked securities detracted from performance as breakeven levels tightened year to date.

Government and money market futures were used to tactically manage the fund’s duration by adjusting interest rate exposures and replicating government bond positions. These positions were used in conjunction with physical securities to target specific portions of the yield curve. The fund used these positions primarily to focus on the intermediate-term rates, particularly five-year rates. Overall, the fund’s focus on the intermediate portion of the yield curve detracted from relative performance as the long end of the yield curve outperformed.

As of December 1, 2014, Forward Management became the investment advisor to the fund. The fund’s strategy will primarily invest in exchange-traded funds.

13	December 31, 2014

Forward Investment Grade Fixed-Income Fund

Asset Allocation as a Percentage of Net Assets

as of December 31, 2014

These allocations may not reflect the current or future position of the portfolio.

Growth of $100,000 Investment in the Fund

The chart above shows how a hypothetical investment of $100,000 in the fund at its inception would have performed versus an investment in the fund’s benchmark index. The values indicate what $100,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

December 31, 2014	14

Forward Investment Grade Fixed-Income Fund(b)

	1 Year	5 Year	10 Year	Since Inception	Inception Date
Average Annual Total Return for the period ended December 31, 2014
Investor Class	2.97%	4.27%	3.80%	4.47%	07/14/98
Institutional Class	3.51%	4.75%	4.27%	5.41%	06/15/92
Class Z	3.59%	4.84%	N/A	6.30%	05/05/09

(a) The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

(b) Effective December 1, 2014, the Trust and Forward Mangement terminated their sub-advisory agreement with Pacific Investment Management Company LLC (“PIMCO “). The fund is now advised solely by Forward Management. Performance figures shown for periods before December 1, 2014, represent performance of the fund while being sub-advised by PIMCO. Prior to May 1, 2010, Forward Investment Grade Fixed-Income Fund was known as Accessor Investment Grade Fixed-Income Fund.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month-end may be obtained at www.forwardinvesting.com. Investment performance may reflect fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

15	December 31, 2014

Fund Commentary and Performance (Unaudited)

Forward Total MarketPlus Fund

As of December 31, 2014

For the year ended December 31, 2014, Forward Total MarketPlus Fund’s Institutional Class shares returned 11.55%, underperforming its benchmark, the Russell 3000 Index, which returned 12.56%.

U.S. stocks logged a sixth year of consecutive gains in 2014, fueled by improving economic conditions, accelerating corporate earnings growth and ongoing accommodative monetary policy.

Forward Total MarketPlus Fund uses a portable alpha or beta-plus strategy in an attempt to outperform the benchmark. This strategy entails using total return swaps to generate benchmark (beta) exposure and collateralizing this exposure with a diversified, low-duration, high-quality fixed-income portfolio. The strategy may overlay the beta with low-volatility alpha strategies in an effort to outperform the benchmark. The strategy benefited from positive performance in the fixed-income portfolio in 2014 and did not seek to engage in alpha strategies during the year.

The fund utilizes total return swaps to achieve the majority of its returns. In this capacity, the index composition favors the larger-cap names of the U.S. stock universe; it benefited from the relative outperformance of those stocks relative to their small-cap counterparts. In general, U.S. stocks outperformed all other major equity indices in 2014, leading to generally positive performance for the fund and shareholders in 2014.

The investment team deployed the cash held as collateral for the fund’s swap contracts into a high-quality, short-duration, fixed-income portfolio to help generate additional return without incurring too much duration or credit risk. The fixed-income portfolio contributed 0.55% to fund performance in 2014.

December 31, 2014	16

Forward Total MarketPlus Fund

Asset Allocation as a Percentage of Net Assets

as of December 31, 2014

These allocations may not reflect the current or future position of the portfolio.

Growth of $100,000 Investment in the Fund

The chart above shows how a hypothetical investment of $100,000 in the fund at its inception would have performed versus an investment in the fund’s benchmark index. The values indicate what $100,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

17	December 31, 2014

Forward Total MarketPlus Fund(b)

	1 Year	5 Year	10 Year	Since Inception	Inception Date
Average Annual Total Return for the period ended December 31, 2014
Investor Class	11.14%	14.69%	6.74%	5.74%	06/24/98
Institutional Class	11.55%	15.15%	7.19%	10.02%	08/24/92
Class Z	11.67%	15.28%	N/A	18.19%	05/05/09

(a) The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

(b) Prior to May 1, 2013, Forward Total MarketPlus Fund was known as Forward Extended MarketPlus Fund. Prior to May 1, 2011, Forward Extended MarketPlus Fund was known as Forward SMIDPlus Fund. Prior to September 20, 2010 Forward SMIDPlus Fund was known as Forward Small to Mid Cap Fund. Prior to May 1, 2010, Forward Small to Mid Cap Fund was known as Accessor Small to Mid Cap Fund.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month-end may be obtained at www.forwardinvesting.com. Investment performance may reflect fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

December 31, 2014	18

Fund Commentary and Performance (Unaudited)

Forward U.S. Government Money Fund

As of December 31, 2014

For the year ended December 31, 2014, Forward U.S. Government Money Fund’s Institutional Class shares returned 0.01%. Its benchmark, the Citigroup 3-Month Treasury Bill Index, returned 0.03%.

U.S. money markets continued to be strongly affected by the Federal Reserve’s (Fed) zero interest rate policy throughout 2014. Late in the year, money-market short rates began to increase modestly in anticipation of the Fed potentially lifting its federal funds target range in mid-2015. This rise in rates helped fund performance in the fourth quarter.

Roughly 85% of the fund’s holdings were comprised of repurchase agreements (repos) throughout most of 2014. All of the repo paper was collateralized with U.S. government securities.

During the year, the fund held a small position in commercial paper rated A or higher by Standard & Poor’s and P-1 by Moody’s. This position comprised approximately 5% of the fund. When the commercial paper matured in October, it was not replaced. The fund is now 100% invested in U.S. government securities and will not hold commercial paper for the foreseeable future.

19	December 31, 2014

Forward U.S. Government Money Fund(a)

Asset Allocation as a Percentage of Net Assets

as of December 31, 2014

These allocations may not reflect the current or future position of the portfolio.

	7-Day Current Yield(b)	1 Year	5 Year	10 Year	Since Inception	Inception Date
Average Annual Total Return for the period ended December 31, 2014
Investor Class	0.01%	0.01%	0.03%	1.24%	1.77%	07/29/98
Institutional Class	0.01%	0.01%	0.03%	1.44%	2.68%	04/09/92

(a) Prior to May 1, 2010, Forward U.S. Government Money Fund was known as Accessor U.S. Government Money Fund.

(b) The 7-Day Current Yield is the average of each of the last seven day’s daily yields.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month-end may be obtained at www.forwardinvesting.com. Investment performance may reflect fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

December 31, 2014	20

Fund Commentary and Performance (Unaudited)

Forward Balanced Allocation Fund

As of December 31, 2014

For the year ended December 31, 2014, Forward Balanced Allocation Fund’s Institutional Class shares returned 1.21%, outperforming its benchmark, which consists of 50% Barclays Global Aggregate GDP Weighted Index and 50% MSCI ACWI GDP Weighted Index. The blended index returned 0.99%.

U.S. markets benefited from improving economic conditions throughout the year. Joblessness fell and retail and housing prices improved. The U.S. Federal Reserve’s tapering program came to a close in October 2014 with little fanfare.

International markets did not fare as well. Geopolitical issues dominated the first half of the year, including Russia’s annexation of the Ukrainian sovereign territory of Crimea. Developed foreign governments were consistent in 2014 in attempting to engage in accommodative policy as a method to spur growth. The Bank of England surprised markets with a unanimous vote to keep interest rates on hold, and Japan’s president, Shinzō Abe, fired the “third arrow” of his so-far successful economic policy—the restructuring of the nation’s economy and its regulatory environment. Center stage to global equities market performance, however, were the actions of the European Central Bank (ECB). Delivering on a long-standing promise to do “whatever it takes” to support growth in the eurozone and stave off deflation, the ECB cut its refinancing rate to just 0.15% and slashed the deposit rate to -0.10% in the second quarter, making the ECB the first bank within the developed nations to implement a negative deposit rate.

The clear theme for 2014 was that U.S. stocks were the asset class to own, especially for domestic investors. The S&P 500 Index managed to provide positive returns in all four quarters of the year, a feat unmatched by other large developed asset classes. For 2014, the S&P 500 Index was up 13.69%, outpacing the MSCI EAFE, MSCI Emerging Markets and MSCI Frontier Markets indices, which returned -4.48%, -1.82% and 7.21%, respectively.

The theme was repeated in fixed income markets, with the Barclays U.S. Aggregate Bond Index up 5.97% while the Barclays Global Aggregate Bond Index gained a modest 0.59%. A large portion of this disparity can be attributed to the declining euro, which dropped from $1.39 to $1.22 versus the U.S. dollar in 2014. In the U.S., higher-quality issues generally outperformed, with the Barclays U.S. Corporate High-Yield Bond Index appreciating 2.45%, trailing more traditional credit, government and mortgage indices.

The fund allocates its assets between equities and bonds, with an allocation target of 50% equities and 50% bonds. Overall, the fund benefited from allocation decisions, which added 0.78% for 2014. The fund’s allocation to stocks relative to bonds was largely neutral in 2014, although the fund’s nonbenchmark positions were allocated to alternative assets, creating a structural underweight to the equity allocation. Throughout the year, the fund’s alternative allocation was approximately 20%. This allocation included commodities, global real estate and managed futures.

The fund’s equity allocation detracted 0.44%, although an overweight allocation to domestic stocks was additive, contributing 1.07% to total return. The negative impact resulted from positions in foreign developed and emerging market stocks as those asset classes vastly underperformed the benchmark, which includes a healthy allocation to U.S. stocks. Allocations to fixed-income classes were additive, as the fixed-income benchmark Barclays Global Aggregate Bond Index was up a modest 0.59%.

Manager performance detracted 1.54% from total return in 2014. The majority of underperformance came from Forward Select EM Dividend Fund and Forward EM Corporate Debt Fund, which detracted 0.61% and 0.44%, respectively.

21	December 31, 2014

Forward Balanced Allocation Fund

UNDERLYING FORWARD FUND AND FUND ADVISOR OR SUB-ADVISOR	# OF ISSUES	ALLOCATION
Forward Investment Grade Fixed-Income Fund—Forward Management, LLC	4	23.53%
Forward International Dividend Fund—Forward Management, LLC	125	14.28%	(a)
Forward Total MarketPlus Fund—Forward Management, LLC	128	12.86%
Forward Select EM Dividend Fund—Forward Management, LLC	90	11.38%	(a)
Forward EM Corporate Debt Fund—SW Asset Management, LLC	114	7.83%	(a)
Forward Commodity Long/Short Strategy Fund—Forward Management, LLC	188	6.78%	(a)
Forward Credit Analysis Long/Short Fund—Pacific Investment Management Co. LLC	32	6.12%	(a)
Forward Dynamic Income Fund—Forward Management, LLC	59	4.80%	(a)
Forward Select Opportunity Fund—Forward Management, LLC	33	4.61%	(a)
Forward High Yield Bond Fund—First Western Capital Management Co.	84	2.21%
Forward Frontier Strategy Fund—Forward Management, LLC	146	2.18%
Forward International Real Estate Fund—Forward Management, LLC	60	1.40%	(a)
Forward Real Estate Fund—Forward Management, LLC	65	1.19%	(a)
Net Other Assets and Liabilities	—	0.83%
		100.00%

(a) Forward Commodity Long/Short Strategy Fund, Forward Credit Analysis Long/Short Fund, Forward Dynamic Income Fund, Forward EM Corporate Debt Fund, Forward International Dividend Fund, Forward International Real Estate Fund, Forward Real Estate Fund, Forward Select EM Dividend Fund and Forward Select Opportunity Fund’s December 31, 2014 Annual Report may be obtained at www.forwardinvesting.com.

These allocations may not reflect the current or future position of the portfolio.

Growth of $100,000 Investment in the Fund

The chart above shows how a hypothetical investment of $100,000 in the fund at its inception would have performed versus an investment in the fund’s benchmark index. The values indicate what $100,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

December 31, 2014	22

Forward Balanced Allocation Fund(b)

	1 Year	5 Year	10 Year	Since Inception	Inception Date
Average Annual Total Return for the period ended December 31, 2014
Investor Class	0.69%	4.26%	2.98%	2.96%	12/27/00
Institutional Class	1.21%	4.79%	3.49%	3.47%	12/27/00
Class A (with sales load)(c)	-4.89%	3.19%	2.52%	3.61%	09/29/03
Class A (without sales load)(d)	0.89%	4.42%	3.13%	4.16%	09/29/03
Class C (with CDSC)(e)	-0.72%	3.75%	2.46%	4.16%	12/30/02
Class C (without CDSC)(f)	0.26%	3.75%	2.46%	4.16%	12/30/02

(a) The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

(b) Prior to May 1, 2010, Forward Balanced Allocation Fund was known as Accessor Balanced Allocation Fund.

(c) Includes the effect of the maximum 5.75% sales charge.

(d) Excludes sales charge.

(e) Includes the 1.00% contingent deferred sales charge.

(f) Excludes the 1.00% contingent deferred sales charge.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month-end may be obtained at www.forwardinvesting.com. Investment performance may reflect fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

23	December 31, 2014

Fund Commentary and Performance (Unaudited)

Forward Growth & Income Allocation Fund

As of December 31, 2014

For the year ended December 31, 2014, Forward Growth & Income Allocation Fund’s Institutional Class shares returned 0.75%, underperforming its benchmark, which consists of 40% Barclays Global Aggregate GDP Weighted Index and 60% MSCI ACWI GDP Weighted Index. The blended index returned 1.01%.

U.S. markets benefited from improving economic conditions throughout the year. Joblessness fell and retail and housing prices improved. The U.S. Federal Reserve’s tapering program came to a close in October 2014 with little fanfare.

International markets did not fare as well. Geopolitical issues dominated the first half of the year, including Russia’s annexation of the Ukrainian sovereign territory of Crimea. Developed foreign governments were consistent in 2014 in attempting to engage in accommodative policy as a method to spur growth. The Bank of England surprised markets with a unanimous vote to keep interest rates on hold, and Japan’s president, Shinzō Abe, fired the “third arrow” of his so-far successful economic policy—the restructuring of the nation’s economy and its regulatory environment. Center stage to global equities market performance, however, were the actions of the European Central Bank (ECB). Delivering on a long-standing promise to do “whatever it takes” to support growth in the eurozone and stave off deflation, the ECB cut its refinancing rate to just 0.15% and slashed the deposit rate to -0.10% in the second quarter, making the ECB the first bank within the developed nations to implement a negative deposit rate.

The clear theme for 2014 was that U.S. stocks were the asset class to own, especially for domestic investors. The S&P 500 Index managed to provide positive returns in all four quarters of the year, a feat unmatched by other large developed asset classes. For 2014, the S&P 500 Index was up 13.69%, outpacing the MSCI EAFE, MSCI Emerging Markets and MSCI Frontier Markets indices, which returned -4.48%, -1.82% and 7.21%, respectively.

The theme was repeated in fixed income markets, with the Barclays U.S. Aggregate Bond Index up 5.97%, while the Barclays Global Aggregate Bond Index gained a modest 0.59%. A large portion of this disparity can be attributed to the declining euro, which dropped from $1.39 to $1.22 versus the U.S. dollar in 2014. In the U.S., higher-quality issues generally outperformed, with the Barclays U.S. Corporate High-Yield Bond Index appreciating 2.45%, trailing more traditional credit, government and mortgage indices.

The fund allocates its assets between equities and bonds, with an allocation target of 60% equities and 40% bonds. Overall, the fund was hurt by allocation decisions, which detracted 0.16% for 2014. The fund’s allocation to stocks relative to bonds was largely neutral in 2014, although the fund’s nonbenchmark positions were allocated to alternative assets, which created a structural underweight to the equity allocation. Throughout the year, the fund’s alternative allocation was approximately 20%. This allocation included commodities, global real estate and managed futures.

The fund’s equity allocation detracted 0.60%, although an overweight allocation to domestic stocks was additive, contributing 1.46% to total return. The negative impact resulted from positions in foreign developed and emerging market stocks as those asset classes vastly underperformed the benchmark, which includes a healthy allocation to U.S. stocks. Allocations to fixed-income classes were additive, as the fixed-income benchmark Barclays Global Aggregate Bond Index was up a modest 0.59%.

Manager performance detracted 1.40% from total return in 2014. The majority of underperformance came from Forward Select EM Dividend Fund and Forward EM Corporate Debt Fund, which detracted 0.83% and 0.27%, respectively.

December 31, 2014	24

Forward Growth & Income Allocation Fund

UNDERLYING FORWARD FUND AND FUND ADVISOR OR SUB-ADVISOR	# OF ISSUES	ALLOCATION
Forward International Dividend Fund—Forward Management, LLC	125	19.57%	(a)
Forward Total MarketPlus Fund—Forward Management, LLC	128	17.43%
Forward Select EM Dividend Fund—Forward Management, LLC	90	15.62%	(a)
Forward Investment Grade Fixed-Income Fund—Forward Management, LLC	4	14.88%
Forward Commodity Long/Short Strategy Fund—Forward Management, LLC	188	7.50%	(a)
Forward Dynamic Income Fund—Forward Management, LLC	59	5.03%	(a)
Forward EM Corporate Debt Fund—SW Asset Management, LLC	114	4.93%	(a)
Forward Select Opportunity Fund—Forward Management, LLC	33	4.62%	(a)
Forward Credit Analysis Long/Short Fund—Pacific Investment Management Co. LLC	32	3.85%	(a)
Forward Frontier Strategy Fund—Forward Management, LLC	146	2.77%
Forward International Real Estate Fund—Forward Management, LLC	60	1.61%	(a)
Forward Real Estate Fund—Forward Management, LLC	65	1.41%	(a)
Forward High Yield Bond Fund—First Western Capital Management Co.	84	1.17%
Net Other Assets and Liabilities	—	(0.39)%
		100.00%

(a) Forward Commodity Long/Short Strategy Fund, Forward Credit Analysis Long/Short Fund, Forward Dynamic Income Fund, Forward EM Corporate Debt Fund, Forward International Dividend Fund, Forward International Real Estate Fund, Forward Real Estate Fund, Forward Select EM Dividend Fund and Forward Select Opportunity Fund’s December 31, 2014 Annual Report may be obtained at www.forwardinvesting.com.

These allocations may not reflect the current or future position of the portfolio.

Growth of $100,000 Investment in the Fund

The chart above shows how a hypothetical investment of $100,000 in the fund at its inception would have performed versus an investment in the fund’s benchmark index. The values indicate what $100,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

25	December 31, 2014

Forward Growth & Income Allocation Fund(b)

	1 Year	5 Year	10 Year	Since Inception	Inception Date
Average Annual Total Return for the period ended December 31, 2014
Investor Class	0.24%	4.80%	2.92%	2.76%	12/27/00
Institutional Class	0.75%	5.34%	3.44%	3.27%	12/27/00
Class A (with sales load)(c)	-5.39%	3.73%	2.46%	3.76%	09/29/03
Class A (without sales load)(d)	0.39%	4.96%	3.07%	4.30%	09/29/03
Class C (with CDSC)(e)	-1.25%	4.27%	2.40%	4.40%	12/30/02
Class C (without CDSC)(f)	-0.28%	4.27%	2.40%	4.40%	12/30/02

(a) The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

(b) Prior to May 1, 2010, Forward Growth & Income Allocation Fund was known as Accessor Growth & Income Allocation Fund.

(c) Includes the effect of the maximum 5.75% sales charge.

(d) Excludes sales charge.

(e) Includes the 1.00% contingent deferred sales charge.

(f) Excludes the 1.00% contingent deferred sales charge.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month-end may be obtained at www.forwardinvesting.com. Investment performance may reflect fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

December 31, 2014	26

Fund Commentary and Performance (Unaudited)

Forward Growth Allocation Fund

As of December 31, 2014

For the year ended December 31, 2014, Forward Growth Allocation Fund’s Institutional Class shares returned 0.80%, underperforming its benchmark, which consists of 20% Barclays Global Aggregate GDP Weighted Index and 80% MSCI ACWI GDP Weighted Index. The blended index returned 1.06%.

U.S. markets benefited from improving economic conditions throughout the year. Joblessness fell and retail and housing prices improved. The U.S. Federal Reserve’s tapering program came to a close in October 2014 with little fanfare.

International markets did not fare as well. Geopolitical issues dominated the first half of the year, including Russia’s annexation of the Ukrainian sovereign territory of Crimea. Developed foreign governments were consistent in 2014 in attempting to engage in accommodative policy as a method to spur growth. The Bank of England surprised markets with a unanimous vote to keep interest rates on hold, and Japan’s president, Shinzō Abe, fired the “third arrow” of his so-far successful economic policy—the restructuring of the nation’s economy and its regulatory environment. Center stage to global equities market performance, however, were the actions of the European Central Bank (ECB). Delivering on a long-standing promise to do “whatever it takes” to support growth in the eurozone and stave off deflation, the ECB cut its refinancing rate to just 0.15% and slashed the deposit rate to -0.10% in the second quarter, making the ECB the first bank within the developed nations to implement a negative deposit rate.

The clear theme for 2014 was that U.S. stocks were the asset class to own, especially for domestic investors. The S&P 500 Index managed to provide positive returns in all four quarters of the year, a feat unmatched by other large developed asset classes. For 2014, the S&P 500 Index was up 13.69%, outpacing the MSCI EAFE, MSCI Emerging Markets and MSCI Frontier Markets indices, which returned -4.48%, -1.82% and 7.21%, respectively.

The theme was repeated in fixed income markets, with the Barclays U.S. Aggregate Bond Index up 5.97% while the Barclays Global Aggregate Bond Index gained a modest 0.59%. A large portion of this disparity can be attributed to the declining euro, which dropped from $1.39 to $1.22 versus the U.S. dollar in 2014. In the U.S., higher-quality issues generally outperformed, with the Barclays U.S. Corporate High-Yield Bond Index appreciating 2.45%, trailing more traditional credit, government and mortgage indices.

The fund allocates its assets between equities and bonds, with an allocation target of 80% equities and 20% bonds. Overall, the fund was hurt by allocation decisions, which detracted 0.58% for 2014. The fund’s allocation to stocks relative to bonds was largely neutral in 2014, although the fund’s nonbenchmark positions were allocated to alternative assets, which created a structural underweight to the equity allocation. Throughout the year, the fund’s alternative allocation was approximately 20%. This allocation included commodities, global real estate and managed futures.

The fund’s equity allocation detracted 0.71%, although an overweight allocation to domestic stocks was additive, contributing 1.74% to total return. The negative impact resulted from positions in foreign developed and emerging market stocks as those asset classes vastly underperformed the benchmark, which includes a healthy allocation to U.S. stocks. Allocations to fixed-income classes were additive, as the fixed-income benchmark Barclays Global Aggregate Bond Index was up a modest 0.59%.

Manager performance detracted 1.40% from total return in 2014. The majority of underperformance came from Forward Select EM Dividend Fund and Forward EM Corporate Debt Fund, which detracted 0.97% and 0.17%, respectively.

27	December 31, 2014

Forward Growth Allocation Fund

UNDERLYING FORWARD FUND AND FUND ADVISOR OR SUB-ADVISOR	# OF ISSUES	ALLOCATION
Forward International Dividend Fund—Forward Management, LLC	125	22.90%	(a)
Forward Total MarketPlus Fund—Forward Management, LLC	128	19.86%
Forward Select EM Dividend Fund—Forward Management, LLC	90	18.32%	(a)
Forward Investment Grade Fixed-Income Fund—Forward Management, LLC	4	8.90%
Forward Select Opportunity Fund—Forward Management, LLC	33	4.93%	(a)
Forward Dynamic Income Fund—Forward Management, LLC	59	4.87%	(a)
Forward International Real Estate Fund—Forward Management, LLC	60	3.77%	(a)
Forward Frontier Strategy Fund—Forward Management, LLC	146	3.72%
Forward Real Estate Fund—Forward Management, LLC	65	3.30%	(a)
Forward EM Corporate Debt Fund—SW Asset Management, LLC	114	3.02%	(a)
Forward Commodity Long/Short Strategy Fund—Forward Management, LLC	188	2.50%	(a)
Forward Credit Analysis Long/Short Fund—Pacific Investment Management Co. LLC	32	2.23%	(a)
Forward High Yield Bond Fund—First Western Capital Management Co.	84	0.81%
Net Other Assets and Liabilities	—	0.87%
		100.00%

(a) Forward Commodity Long/Short Strategy Fund, Forward Credit Analysis Long/Short Fund, Forward Dynamic Income Fund, Forward EM Corporate Debt Fund, Forward International Dividend Fund, Forward International Real Estate Fund, Forward Real Estate Fund, Forward Select EM Dividend Fund and Forward Select Opportunity Fund’s December 31, 2014 Annual Report may be obtained at www.forwardinvesting.com.

These allocations may not reflect the current or future position of the portfolio.

Growth of $100,000 Investment in the Fund

The chart above shows how a hypothetical investment of $100,000 in the fund at its inception would have performed versus an investment in the fund’s benchmark index. The values indicate what $100,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

December 31, 2014	28

Forward Growth Allocation Fund(b)

	1 Year	5 Year	10 Year	Since Inception	Inception Date
Average Annual Total Return for the period ended December 31, 2014
Investor Class	0.29%	4.93%	2.62%	2.27%	12/27/00
Institutional Class	0.80%	5.46%	3.14%	2.78%	12/27/00
Class A (with sales load)(c)	-5.34%	3.86%	2.16%	3.92%	09/29/03
Class A (without sales load)(d)	0.44%	5.09%	2.77%	4.47%	09/29/03
Class C (with CDSC)(e)	-1.19%	4.41%	2.11%	4.79%	12/30/02
Class C (without CDSC)(f)	-0.23%	4.41%	2.11%	4.79%	12/30/02

(a) The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

(b) Prior to May 1, 2010, Forward Growth Allocation Fund was known as Accessor Growth Allocation Fund.

(c) Includes the effect of the maximum 5.75% sales charge.

(d) Excludes sales charge.

(e) Includes the 1.00% contingent deferred sales charge.

(f) Excludes the 1.00% contingent deferred sales charge.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month-end may be obtained at www.forwardinvesting.com. Investment performance may reflect fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

29	December 31, 2014

Fund Commentary and Performance (Unaudited)

Forward Income & Growth Allocation Fund

As of December 31, 2014

For the year ended December 31, 2014, Forward Income & Growth Allocation Fund’s Institutional Class shares returned 1.96%, outperforming its benchmark, which consists of 70% Barclays Global Aggregate GDP Weighted Index and 30% MSCI ACWI GDP Weighted Index. The blended index returned 0.91%.

U.S. markets benefited from improving economic conditions throughout the year. Joblessness fell and retail and housing prices improved. The U.S. Federal Reserve’s tapering program came to a close in October 2014 with little fanfare.

International markets did not fare as well. Geopolitical issues dominated the first half of the year, including Russia’s annexation of the Ukrainian sovereign territory of Crimea. Developed foreign governments were consistent in 2014 in attempting to engage in accommodative policy as a method to spur growth. The Bank of England surprised markets with a unanimous vote to keep interest rates on hold, and Japan’s president, Shinzō Abe, fired the “third arrow” of his so-far successful economic policy—the restructuring of the nation’s economy and its regulatory environment. Center stage to global equities market performance, however, were the actions of the European Central Bank (ECB). Delivering on a long-standing promise to do “whatever it takes” to support growth in the eurozone and stave off deflation, the ECB cut its refinancing rate to just 0.15% and slashed the deposit rate to -0.10% in the second quarter, making the ECB the first bank within the developed nations to implement a negative deposit rate.

The clear theme for 2014 was that U.S. stocks were the asset class to own, especially for domestic investors. The S&P 500 Index managed to provide positive returns in all four quarters of the year, a feat unmatched by other large developed asset classes. For 2014, the S&P 500 Index was up 13.69%, outpacing the MSCI EAFE, MSCI Emerging Markets and MSCI Frontier Markets indices, which returned -4.48%, -1.81% and 7.21%, respectively.

The theme was repeated in fixed income markets, with the Barclays U.S. Aggregate Bond Index up 5.97%, while the Barclays Global Aggregate Bond Index gained a modest 0.59%. A large portion of this disparity can be attributed to the declining euro, which dropped from $1.39 to $1.22 versus the U.S. dollar in 2014. In the U.S., higher-quality issues generally outperformed, with the Barclays U.S. Corporate High-Yield Bond Index appreciating 2.45%, trailing more traditional credit, government and mortgage indices.

The fund allocates its assets between equities and bonds, with an allocation target of 30% equities and 70% bonds. Overall, the fund benefited from allocation decisions, which added 1.82% for 2014. The fund’s allocation to stocks relative bonds was for the most part neutral in 2014, although the fund’s nonbenchmark positions were allocated to alternative assets, which created a structural underweight to the equity allocation. Throughout the year, the fund’s alternative allocation was approximately 20%. This allocation included commodities, global real estate and managed futures.

The fund’s equity allocation detracted 0.28%, although an overweight to domestic stocks was additive, contributing 0.67% to total return. The negative impact resulted from positions in foreign developed and emerging market stocks as those asset classes vastly underperformed the benchmark, which includes a healthy allocation to U.S. stocks. Allocations to fixed-income classes were additive, as the fixed-income benchmark Barclays Global Aggregate Bond Index was up a modest 0.59%.

Manager performance detracted 1.26% from total return in 2014. The majority of underperformance came from Forward EM Corporate Debt Fund and Forward Investment Grade Fixed-Income Fund, which detracted 0.61% and 0.78%, respectively.

December 31, 2014	30

Forward Income & Growth Allocation Fund

UNDERLYING FORWARD FUND AND FUND ADVISOR OR SUB-ADVISOR	# OF ISSUES	ALLOCATION
Forward Investment Grade Fixed-Income Fund—Forward Management, LLC	4	32.57%
Forward EM Corporate Debt Fund—SW Asset Management, LLC	114	10.72%	(a)
Forward International Dividend Fund—Forward Management, LLC	125	9.42%	(a)
Forward Credit Analysis Long/Short Fund—Pacific Investment Management Co. LLC	32	7.77%	(a)
Forward Total MarketPlus Fund—Forward Management, LLC	128	7.16%
Forward Emerging Markets Fund—Forward Management, LLC	57	6.86%	(a)
Forward Commodity Long/Short Strategy Fund—Forward Management, LLC	188	5.47%	(a)
Forward Dynamic Income Fund—Forward Management, LLC	59	4.69%	(a)
Forward Select Opportunity Fund—Forward Management, LLC	33	4.42%	(a)
Forward High Yield Bond Fund—First Western Capital Management Co.	84	2.84%
Forward International Real Estate Fund—Forward Management, LLC	60	2.51%	(a)
Forward Real Estate Fund—Forward Management, LLC	65	1.83%	(a)
Forward Frontier Strategy Fund—Forward Management, LLC	146	1.76%
Net Other Assets and Liabilities	—	1.98%
		100.00%

(a) Forward Commodity Long/Short Strategy Fund, Forward Credit Analysis Long/Short Fund, Forward Dynamic Income Fund, Forward EM Corporate Debt Fund, Forward Emerging Markets Fund, Forward International Dividend Fund, Forward International Real Estate Fund, Forward Real Estate Fund and Forward Select Opportunity Fund’s December 31, 2014 Annual Report may be obtained at www.forwardinvesting.com.

These allocations may not reflect the current or future position of the portfolio.

Growth of $100,000 Investment in the Fund

The chart above shows how a hypothetical investment of $100,000 in the fund at its inception would have performed versus an investment in the fund’s benchmark index. The values indicate what $100,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

31	December 31, 2014

Forward Income & Growth Allocation Fund(b)

	1 Year	5 Year	10 Year	Since Inception	Inception Date
Average Annual Total Return for the period ended December 31, 2014
Investor Class	1.51%	4.19%	3.13%	3.25%	12/27/00
Institutional Class	1.96%	4.68%	3.63%	3.75%	12/27/00
Class A (with sales load)(c)	-4.24%	3.10%	2.67%	3.31%	09/29/03
Class A (without sales load)(d)	1.62%	4.34%	3.28%	3.85%	09/29/03
Class C (with CDSC)(e)	0.23%	3.67%	2.62%	3.63%	12/30/02
Class C (without CDSC)(f)	1.01%	3.67%	2.62%	3.63%	12/30/02

(a) The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

(b) Prior to May 1, 2010, Forward Income & Growth Allocation Fund was known as Accessor Income & Growth Allocation Fund.

(c) Includes the effect of the maximum 5.75% sales charge.

(d) Excludes sales charge.

(e) Includes the 1.00% contingent deferred sales charge.

(f) Excludes the 1.00% contingent deferred sales charge.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month-end may be obtained at www.forwardinvesting.com. Investment performance may reflect fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

December 31, 2014	32

Fund Commentary and Performance (Unaudited)

Forward Income Builder Fund

As of December 31, 2014

For the year ended December 31, 2014, Forward Income Builder Fund’s Institutional Class shares returned 4.83%, outperforming its benchmark, which consists of 15% MSCI ACWI and 85% Barclays Global Aggregate Bond Index. The blended index returned 1.23%.

U.S. markets benefited from improving economic conditions throughout the year. Joblessness fell and retail and housing prices improved. The U.S. Federal Reserve’s tapering program came to a close in October 2014 with little fanfare.

International markets did not fare as well. Geopolitical issues dominated the first half of the year, including Russia’s annexation of the Ukrainian sovereign territory of Crimea. Developed foreign governments were consistent in attempting to engage in accommodative policy as a method to spur growth. The Bank of England surprised markets with a unanimous vote to keep interest rates on hold, and Japan’s president, Shinzō Abe, fired the “third arrow” of his so-far successful economic policy—the restructuring of the nation’s economy and its regulatory environment. Center stage, however, were the actions of the European Central Bank (ECB). Delivering on a long-standing promise to do “whatever it takes” to support growth in the eurozone and stave off deflation, the ECB cut its refinancing rate to just 0.15% and slashed the deposit rate to -0.10% in the second quarter, making the ECB the first bank within the developed nations to implement a negative deposit rate.

The clear theme for 2014 was that U.S. stocks were the asset class to own, especially for domestic investors. For 2014, the S&P 500 Index was up 13.69%, outpacing the MSCI EAFE, MSCI Emerging Markets and MSCI Frontier Markets indices, which returned -4.48%, -1.82% and 7.21%, respectively.

The theme was repeated in fixed income markets, with the Barclays U.S. Aggregate Bond Index up 5.97% while the Barclays Global Aggregate Bond Index gained a modest 0.59%. A large portion of this disparity can be attributed to the declining euro, which dropped from $1.39 to $1.22 versus the U.S. dollar in 2014. In the U.S., higher-quality issues generally outperformed, with the Barclays U.S. Corporate High-Yield Bond Index appreciating 2.45%, trailing more traditional credit, government and mortgage indices.

The fund started the year with a 39.0% overweight to equities, increasing the overweight through the first half of the year, with a peak overweight allocation of 60.5% in June, July and August. The fund then began decreasing equity exposure, achieving its minimum equity overweight of 20.0% in November. For the year, the fund averaged a 44.3% equity overweight relative the benchmark allocation of 15.0% equity. The overweight exposure to equities added to performance as the equity benchmark outperformed fixed income. The performance of the underlying managers was modestly additive in the year, as emerging market dividend-paying stocks and global infrastructure stocks trailed their benchmarks while international real estate stocks and preferred stocks outperformed their respective benchmarks.

Inversely, the fund held an average underweight to fixed-income asset classes during the year, beginning the year with a 41.0% underweight to fixed income. The underweight was maximized during the summer, peaking at 60.5%, before dropping closest to the benchmark exposure during November. The underweight exposure to fixed income added to performance as the fixed-income benchmark underperformed equities. The performance of underlying managers was detrimental as both emerging market corporate debt and high yield bonds underperformed their respective benchmarks.

The fund seeks to deliver the highest yield for its 6.5% target level of volatility risk. The realized volatility of the fund was below our target of 6.5%, ending the year at 5.3%. This result is not entirely unexpected; while volatility was higher during the year, there was generally muted realized volatility for the calendar year.

The fund’s equity allocation is focused on international and emerging markets due to the more attractive risk-adjusted yield available in those markets. As U.S. markets continue to lead global asset classes, international markets continue to offer attractive valuations that present a stronger possibility for long-term outperformance. As direct quantitative easing in the European Union becomes more likely, there is opportunity for an international-focused strategy to benefit from both a rebounding economy and a normalizing of global asset classes.

33	December 31, 2014

Forward Income Builder Fund

UNDERLYING FORWARD FUND AND FUND ADVISOR OR SUB-ADVISOR	# OF ISSUES	ALLOCATION
Forward Select Income Fund—Forward Management, LLC	114	24.42%	(a)
Forward EM Corporate Debt Fund—SW Asset Management, LLC	114	23.81%	(a)
Forward Global Infrastructure Fund—Forward Management, LLC	69	10.71%	(a)
Forward High Yield Bond Fund—First Western Capital Management Co.	84	9.95%
Forward Credit Analysis Long/Short Fund—Pacific Investment Management Co. LLC	32	9.81%	(a)
Forward International Dividend Fund—Forward Management, LLC	125	9.79%	(a)
Forward Real Estate Fund—Forward Management, LLC	65	9.57%	(a)
Net Other Assets and Liabilities	—	1.94%
		100.00%

(a) Forward Credit Analysis Long/Short Fund, Forward EM Corporate Debt Fund, Forward Global Infrastructure Fund, Forward International Dividend Fund, Forward Real Estate Fund and Forward Select Income Fund’s December 31, 2014 Annual Report may be obtained at www.forwardinvesting.com.

These allocations may not reflect the current or future position of the portfolio.

Growth of $100,000 Investment in the Fund

The chart above shows how a hypothetical investment of $100,000 in the fund at its inception would have performed versus an investment in the fund’s benchmark index. The values indicate what $100,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

December 31, 2014	34

Forward Income Builder Fund(b)

	1 Year	5 Year	10 Year	Since Inception	Inception Date
Average Annual Total Return for the period ended December 31, 2014
Investor Class	4.34%	6.36%	4.62%	4.51%	12/27/00
Institutional Class	4.83%	6.88%	5.13%	5.03%	12/27/00
Class A (with sales load)(c)	0.65%	5.81%	4.47%	4.28%	09/29/03
Class A (without sales load)(d)	4.58%	6.63%	4.87%	4.64%	09/29/03
Class C (with CDSC)(e)	2.91%	5.84%	4.10%	3.85%	12/30/02
Class C (without CDSC)(f)	3.86%	5.84%	4.10%	3.85%	12/30/02

(a) The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

(b) Prior to May 1, 2012, Forward Income Builder Fund was known as Forward Income Allocation Fund. Prior to May 1, 2010, Forward Income Allocation Fund was known as Accessor Income Allocation Fund.

(c) Includes the effect of the maximum 3.75% sales charge.

(d) Excludes sales charge.

(e) Includes the 1.00% contingent deferred sales charge.

(f) Excludes the 1.00% contingent deferred sales charge.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month-end may be obtained at www.forwardinvesting.com. Investment performance may reflect fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

35	December 31, 2014

Fund Commentary and Performance (Unaudited)

Forward Multi-Strategy Fund

As of December 31, 2014

For the year ended December 31, 2014, Forward Multi-Strategy Fund’s Institutional Class shares returned 4.81%, outperforming its benchmarks, the MSCI ACWI Index, which returned 4.71%, and the HFRI Fund of Funds Composite Index, which returned 3.35%.

The market environment for U.S. equities was choppy and range-bound throughout 2014 as concerns of excessive valuations were worked off. The mid-term election cycle played out over the course of the year, with political risk factors rising into the fall and then abating into year-end. Sector rotation was violent throughout the year, with sharp pullbacks in technology and healthcare stocks in the first half of 2014, followed by a plunge in energy stocks in the second half of the year.

International and emerging markets posted positive returns in the first half of the year but gave way to selling pressure in the second half as concerns of broad economic slowing and associated geopolitical risks manifested themselves during the latter portion of 2014. U.S. dollar strength and corresponding foreign currency weakness as well as a drop in commodity prices presented challenges in the second half of 2014 for many investors. Interest-rate sensitive securities, such as long-term bonds, utilities and real estate investment trusts (REITs) enjoyed strong performance throughout much of the year, as declining interest rates surprised market participants.

The fund, comprised of other Forward Funds with a concentration on alternative strategies, achieved positive results and outpaced its benchmarks. Alternative strategies in aggregate contributed. The fund is comprised of approximately two-thirds alternative strategies and one-third beta-oriented strategies. The alternative strategies in aggregate delivered more than 100% of the fund’s total return while the aggregate return of the beta strategies detracted from returns.

Forward Real Estate Long/Short Fund contributed meaningfully to results, as a sharp correction in 2013 and a decline in interest rates in 2014 drove REIT prices higher during the year. Forward Dynamic Income Fund was also additive. Forward Dynamic Income Fund’s hedged income-harvesting strategy experienced outsized returns throughout 2014 and was a steady performer as yield-oriented equities enjoyed a tailwind in a declining-rate environment.

The fund’s beta strategies detracted from returns. Forward International Dividend Fund detracted from relative results. After delivering a positive contribution in the first half of 2014, slowing European economic data, coupled with currency headwinds, dragged down international markets in the second half of 2014. Forward Emerging Markets Fund and Forward Frontier Strategy Fund also detracted from performance. Declining energy prices weighed heavily on larger frontier market index constituents in the second half of 2014. Emerging markets sold off on a number of fears related to capital flows and softening economic statistics in a number of export end markets. Forward Equity Long/Short Fund also weighed on returns, as the violent and sharp sector rotations experienced during the year worked against the positions held by the strategy.

The underlying funds make use of puts, calls, swaps and futures. Generally speaking, the overall impact of those positions to Forward Multi-Strategy Fund is modest. That said, the swap exposure to frontier markets through the Forward Frontier Strategy Fund was a bit more significant, providing the fund a positive return contribution of approximately 0.70%.

The fund’s tilt to risk-tolerant strategies was driven by the firm’s proprietary Major Trend Indicator (MTI). This intermediate-term market momentum indicator is used to tilt the portfolio to risk when appropriate. As the year drew to a close, the MTI was moving toward a more risk-averse reading. The second half of 2014 was more challenging than the first half, as risk aversion began to reassert itself in the markets.

December 31, 2014	36

Forward Multi-Strategy Fund

UNDERLYING FORWARD FUND AND FUND ADVISOR OR SUB-ADVISOR	# OF ISSUES	ALLOCATION
Forward Emerging Markets Fund—Forward Management, LLC	57	17.41%	(a)
Forward Tactical Enhanced Fund—Forward Management, LLC	1	12.73%	(a)
Forward Real Estate Long/Short Fund—Forward Management, LLC	101	12.22%	(a)
Forward Dynamic Income Fund—Forward Management, LLC	59	11.66%	(a)
Forward International Dividend Fund—Forward Management, LLC	125	10.98%	(a)
Forward Equity Long/Short Fund—Forward Management, LLC	42	6.24%	(a)
Forward Select Opportunity Fund—Forward Management, LLC	33	5.51%	(a)
Forward Select Income Fund—Forward Management, LLC	114	5.16%	(a)
Forward Frontier Strategy Fund—Forward Management, LLC	146	5.10%
Forward Global Infrastructure Fund—Forward Management, LLC	69	2.95%	(a)
Forward Commodity Long/Short Strategy Fund—Forward Management, LLC	188	2.71%	(a)
Forward International Real Estate Fund—Forward Management, LLC	60	2.48%	(a)
Forward Credit Analysis Long/Short Fund—Pacific Investment Management Co. LLC	32	0.98%	(a)
Forward EM Corporate Debt Fund—SW Asset Management, LLC	114	0.61%	(a)
Net Other Assets and Liabilities	—	3.26%
		100.00%

(a) Forward Commodity Long/Short Strategy Fund, Forward Credit Analysis Long/Short Fund, Forward Dynamic Income Fund, Forward EM Corporate Debt Fund, Forward Emerging Markets Fund, Forward Equity Long/Short Fund, Forward Global Infrastructure Fund, Forward International Dividend Fund, Forward International Real Estate Fund, Forward Real Estate Long/Short Fund, Forward Select Income Fund, Forward Select Opportunity Fund and Forward Tactical Enhanced Fund’s December 31, 2014 Annual Report may be obtained at www.forwardinvesting.com.

These allocations may not reflect the current or future position of the portfolio.

Growth of $100,000 Investment in the Fund

The chart above shows how a hypothetical investment of $100,000 in the fund at its inception would have performed versus an investment in the fund’s benchmark index. The values indicate what $100,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

37	December 31, 2014

Forward Multi-Strategy Fund(b)

	1 Year	5 Year	10 Year	Since Inception	Inception Date
Average Annual Total Return for the period ended December 31, 2014
Investor Class	4.28%	5.06%	2.19%	1.49%	12/27/00
Institutional Class	4.81%	5.61%	2.72%	2.01%	12/27/00
Class A (with sales load)(c)	-1.58%	4.01%	1.75%	3.82%	09/29/03
Class A (without sales load)(d)	4.43%	5.25%	2.36%	4.37%	09/29/03
Class C (with CDSC)(e)	2.79%	4.57%	1.70%	4.74%	12/30/02
Class C (without CDSC)(f)	3.79%	4.57%	1.70%	4.74%	12/30/02

(a) The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

(b) Prior to December 3, 2012, Forward Multi-Strategy Fund was known as Forward Aggressive Growth Allocation Fund. Prior to May 1, 2010, Forward Aggressive Growth Allocation Fund was known as Accessor Aggressive Growth Allocation Fund.

(c) Includes the effect of the maximum 5.75% sales charge.

(d) Excludes sales charge.

(e) Includes the 1.00% contingent deferred sales charge.

(f) Excludes the 1.00% contingent deferred sales charge.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month-end may be obtained at www.forwardinvesting.com. Investment performance may reflect fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

December 31, 2014	38

Investment Glossary

Fund Risk Disclosures

There are risks involved with investing, including loss of principal. Past performance does not guarantee future results, share prices will fluctuate and you may have a gain or loss when you redeem shares.

Forward Frontier Strategy Fund

Derivative instruments involve risks different from those associated with investing directly in securities and may cause, among other things, increased volatility and transaction costs or a fund to lose more than the amount invested.

Foreign securities, especially emerging or frontier markets, will involve additional risks including exchange rate fluctuations, social and political instability, less liquidity, greater volatility and less regulation.

Investing in a non-diversified fund involves the risk of greater price fluctuation than a more diversified portfolio.

Forward High Yield Bond Fund

Debt securities are subject to interest rate risk. If interest rates increase, the value of debt securities generally declines. Debt securities with longer durations tend to be more sensitive to changes in interest rates and more volatile than securities with shorter durations.

Derivative instruments involve risks different from those associated with investing directly in securities and may cause, among other things, increased volatility and transaction costs or a fund to lose more than the amount invested.

Investing in lower-rated (“high yield”) debt securities involves special risks in addition to those associated with investments in higher-rated debt securities, including a high degree of credit risk.

Forward Investment Grade Fixed-Income Fund

Debt securities are subject to interest rate risk. If interest rates increase, the value of debt securities generally declines. Debt securities with longer durations tend to be more sensitive to changes in interest rates and more volatile than securities with shorter durations.

Derivative instruments involve risks different from those associated with investing directly in securities and may cause, among other things, increased volatility and transaction costs or a fund to lose more than the amount invested.

Investing in exchange-traded funds (ETFs) will subject a fund to substantially the same risks as those associated with the direct ownership of the securities or other property held by the ETFs.

Mortgage and asset-backed securities are debt instruments that are secured by interests in pools of mortgage loans or other financial instruments. Mortgage-backed securities are subject to, among other things, prepayment and extension risks.

Forward Total MarketPlus Fund

Exposure to the commodities markets may subject a fund to greater volatility than investing in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as natural disasters and international economic, political and regulatory developments.

Debt securities are subject to interest rate risk. If interest rates increase, the value of debt securities generally declines. Debt securities with longer durations tend to be more sensitive to changes in interest rates and more volatile than securities with shorter durations.

Derivative instruments involve risks different from those associated with investing directly in securities and may cause, among other things, increased volatility and transaction costs or a fund to lose more than the amount invested.

Mortgage and asset-backed securities are debt instruments that are secured by interests in pools of mortgage loans or other financial instruments. Mortgage-backed securities are subject to, among other things, prepayment and extension risks.

39	December 31, 2014

Investment Glossary

Investing in smaller companies generally will present greater investment risks, including greater price volatility, greater sensitivity to changing economic conditions and less liquidity than investing in larger, more mature companies.

Forward U.S. Government Money Fund

An investment in the Forward U.S. Government Money Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in this fund.

Debt securities are subject to interest rate risk. If interest rates increase, the value of debt securities generally declines. Debt securities with longer durations tend to be more sensitive to changes in interest rates and more volatile than securities with shorter durations.

Forward Balanced Allocation Fund

Each allocation fund is a fund of funds, which invest in a mix of underlying Forward Funds. Shareholders of an allocation fund indirectly bear the expenses of the underlying funds. An allocation fund’s allocations may be changed at any time. Asset allocation does not assure profit or protect against risk.

Debt securities are subject to interest rate risk. If interest rates increase, the value of debt securities generally declines. Debt securities with longer durations tend to be more sensitive to changes in interest rates and more volatile than securities with shorter durations.

Derivative instruments involve risks different from those associated with investing directly in securities and may cause, among other things, increased volatility and transaction costs or a fund to lose more than the amount invested.

Mortgage and asset-backed securities are debt instruments that are secured by interests in pools of mortgage loans or other financial instruments. Mortgage-backed securities are subject to, among other things, prepayment and extension risks.

Alternative strategies typically are subject to increased risk and loss of principal. Consequently, investments such as mutual funds which focus on alternative strategies are not suitable for all investors.

See the Investment Glossary for underlying fund risk disclosures.

Forward Growth & Income Allocation Fund

Each allocation fund is a fund of funds, which invest in a mix of underlying Forward Funds. Shareholders of an allocation fund indirectly bear the expenses of the underlying funds. An allocation fund’s allocations may be changed at any time. Asset allocation does not assure profit or protect against risk.

Debt securities are subject to interest rate risk. If interest rates increase, the value of debt securities generally declines. Debt securities with longer durations tend to be more sensitive to changes in interest rates and more volatile than securities with shorter durations.

Derivative instruments involve risks different from those associated with investing directly in securities and may cause, among other things, increased volatility and transaction costs or a fund to lose more than the amount invested.

Foreign securities, especially emerging or frontier markets, will involve additional risks including exchange rate fluctuations, social and political instability, less liquidity, greater volatility and less regulation.

Investing in lower-rated (“high yield”) debt securities involves special risks in addition to those associated with investments in higher-rated debt securities, including a high degree of credit risk.

Alternative strategies typically are subject to increased risk and loss of principal. Consequently, investments such as mutual funds which focus on alternative strategies are not suitable for all investors.

See the Investment Glossary for underlying fund risk disclosures.

December 31, 2014	40

Investment Glossary

Forward Growth Allocation Fund

Each allocation fund is a fund of funds, which invest in a mix of underlying Forward Funds. Shareholders of an allocation fund indirectly bear the expenses of the underlying funds. An allocation fund’s allocations may be changed at any time. Asset allocation does not assure profit or protect against risk.

Debt securities are subject to interest rate risk. If interest rates increase, the value of debt securities generally declines. Debt securities with longer durations tend to be more sensitive to changes in interest rates and more volatile than securities with shorter durations.

Derivative instruments involve risks different from those associated with investing directly in securities and may cause, among other things, increased volatility and transaction costs or a fund to lose more than the amount invested.

Foreign securities, especially emerging or frontier markets, will involve additional risks including exchange rate fluctuations, social and political instability, less liquidity, greater volatility and less regulation.

Alternative strategies typically are subject to increased risk and loss of principal. Consequently, investments such as mutual funds which focus on alternative strategies are not suitable for all investors.

See the Investment Glossary for underlying fund risk disclosures.

Forward Income & Growth Allocation Fund

Each allocation fund is a fund of funds, which invest in a mix of underlying Forward Funds. Shareholders of an allocation fund indirectly bear the expenses of the underlying funds. An allocation fund’s allocations may be changed at any time. Asset allocation does not assure profit or protect against risk.

Debt securities are subject to interest rate risk. If interest rates increase, the value of debt securities generally declines. Debt securities with longer durations tend to be more sensitive to changes in interest rates and more volatile than securities with shorter durations.

Derivative instruments involve risks different from those associated with investing directly in securities and may cause, among other things, increased volatility and transaction costs or a fund to lose more than the amount invested.

Investing in lower-rated (“high yield”) debt securities involves special risks in addition to those associated with investments in higher-rated debt securities, including a high degree of credit risk.

Mortgage and asset-backed securities are debt instruments that are secured by interests in pools of mortgage loans or other financial instruments. Mortgage-backed securities are subject to, among other things, prepayment and extension risks.

Alternative strategies typically are subject to increased risk and loss of principal. Consequently, investments such as mutual funds which focus on alternative strategies are not suitable for all investors.

See the Investment Glossary for underlying fund risk disclosures.

Forward Income Builder Fund

Each allocation fund is a fund of funds, which invest in a mix of underlying Forward Funds. Shareholders of an allocation fund indirectly bear the expenses of the underlying funds. An allocation fund’s allocations may be changed at any time. Asset allocation does not assure profit or protect against risk.

Borrowing for investment purposes creates leverage, which can increase the risk and volatility of a fund.

Debt securities are subject to interest rate risk. If interest rates increase, the value of debt securities generally declines. Debt securities with longer durations tend to be more sensitive to changes in interest rates and more volatile than securities with shorter durations.

Derivative instruments involve risks different from those associated with investing directly in securities and may cause, among other things, increased volatility and transaction costs or a fund to lose more than the amount invested.

41	December 31, 2014

Investment Glossary

Investing in exchange-traded funds (ETFs) will subject a fund to substantially the same risks as those associated with the direct ownership of the securities or other property held by the ETFs.

Foreign securities, especially emerging or frontier markets, will involve additional risks including exchange rate fluctuations, social and political instability, less liquidity, greater volatility and less regulation.

Investing in lower-rated (“high yield”) debt securities involves special risks in addition to those associated with investments in higher-rated debt securities, including a high degree of credit risk.

Investing in the real estate industry or in real estate-related securities involves the risks associated with direct ownership of real estate which include, among other things, changes in economic conditions (e.g., interest rates), the macro real estate development market, government intervention (e.g., property taxes) or environmental disasters. These risks may also affect the value of equities that service the real estate sector.

Short selling involves additional investment risks and transaction costs, and creates leverage, which can increase the risk and volatility of a fund.

Alternative strategies typically are subject to increased risk and loss of principal. Consequently, investments such as mutual funds which focus on alternative strategies are not suitable for all investors.

See the Investment Glossary for underlying fund risk disclosures.

Forward Multi-Strategy Fund

Each allocation fund is a fund of funds, which invest in a mix of underlying Forward Funds. Shareholders of an allocation fund indirectly bear the expenses of the underlying funds. An allocation fund’s allocations may be changed at any time. Asset allocation does not assure profit or protect against risk.

Derivative instruments involve risks different from those associated with investing directly in securities and may cause, among other things, increased volatility and transaction costs or a fund to lose more than the amount invested.

Foreign securities, especially emerging or frontier markets, will involve additional risks including exchange rate fluctuations, social and political instability, less liquidity, greater volatility and less regulation.

Alternative strategies typically are subject to increased risk and loss of principal. Consequently, investments such as mutual funds which focus on alternative strategies are not suitable for all investors.

See the Investment Glossary for underlying fund risk disclosures.

Fund Benchmark Definitions

Balanced Allocation Blended Index: Balanced Allocation Blended Index is a hypothetical index constructed by Forward Management, which consists of 50% Barclays Global Aggregate GDP Weighted Index and 50% MSCI ACWI GDP Weighted Index.

Barclays Global Aggregate Bond Index: Barclays Global Aggregate Bond Index provides a broad-base measure of the global investment grade fixed-rate debt markets.

Barclays Global Aggregate GDP Weighted Index: Barclays Global Aggregate GDP Weighted Index represents a gross domestic product weighted index of global government, government-related, corporate and securitized fixed-income investments.

Barclays U.S. Government/Credit Bond Index: Barclays U.S. Government/Credit Bond Index is an unmanaged index of fixed-rate government and corporate bonds rated investment grade or higher.

BofA Merrill Lynch U.S. High Yield Master II Index: BofA Merrill Lynch U.S. High Yield Master II Index tracks the performance of below-investment grade U.S. dollar-denominated corporate bonds issued in the U.S. domestic market.

December 31, 2014	42

Investment Glossary

Citigroup 3-Month Treasury Bill Index: Citigroup 3-Month Treasury Bill Index is designed to measure the return of the 3-month Treasury bills.

Growth & Income Allocation Blended Index: Growth & Income Allocation Blended Index is a hypothetical index constructed by Forward Management, which consists of 40% Barclays Global Aggregate GDP Weighted Index and 60% MSCI ACWI GDP Weighted Index.

Growth Allocation Blended Index: Growth Allocation Blended Index is a hypothetical index constructed by Forward Management, which consists of 20% Barclays Global Aggregate GDP Weighted Index and 80% MSCI ACWI GDP Weighted Index.
HFRI Fund of Funds Composite Index: HFRI Fund of Funds Composite Index is an equal-weighted index comprised of fund of funds. The index includes over 600 constituents, both domestic and offshore funds.

Income & Growth Allocation Blended Index: Income & Growth Allocation Blended Index is a hypothetical index constructed by Forward Management, which consists of 70% Barclays Global Aggregate GDP Weighted Index and 30% MSCI ACWI GDP Weighted Index.

Income Builder Blended Index: Income Builder Blended Index is a hypothetical index constructed by Forward Management, which consists of 85% Barclays Global Aggregate Bond Index and 15% MSCI ACWI.

MSCI ACWI (All Country World Index): MSCI ACWI is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets.

MSCI ACWI GDP Weighted Index: MSCI ACWI GDP Weighted Index is a free float-adjusted market capitalization index that is designed to measure gross domestic product performance in global developed and emerging markets, including the United States.

MSCI Frontier Markets Index: MSCI Frontier Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of frontier markets.

Russell 3000 Index: Russell 3000 Index is a market capitalization weighted equity index maintained by the Russell Investment Group that seeks to be a benchmark of the entire U.S. stock market. The index is composed of the 3,000 largest U.S. companies and represents approximately 98% of the investable U.S. equity market.

One cannot invest directly in an index.

Definition of Terms

5-year U.S. Treasury is a debt obligation issued by the U.S. Treasury that has a term of five years.

10-year U.S. Treasury is a debt obligation issued by the U.S. Treasury that has a term of more than one year, but not more than 10 years.

30-year U.S. Treasury is a debt obligation issued by the U.S. Treasury that has a term of 30 years.

A is a Standard & Poor’s long-term credit rating that reflects a bond issuer’s financial strength, or its ability to meet its financial commitments in a timely fashion. A is given when an issuer’s capacity to meet its long-term debt obligations is strong.

Alpha is a coefficient measuring risk-adjusted performance.

Barclays U.S. Aggregate Bond Index represents securities that are U.S. domestic, taxable and dollar denominated. The index covers the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities.

Barclays U.S. Corporate High-Yield Bond Index covers the USD-denominated, non-investment grade, fixed-rate, taxable corporate bond market. Securities are classified as high-yield if the middle rating of Moody’s, Fitch and S&P is Ba1/BB+/BB+ or below.

43	December 31, 2014

Investment Glossary

BB is a Standard & Poor’s long-term credit rating that reflects a bond issuer’s financial strength, or its ability to meet its financial commitments in a timely fashion. A BB rating is assigned to less creditworthy carriers and investors and policyholders of these bonds and securities face a higher risk of default.

Beta is a measure of the volatility, or systematic risk, of a security or a portfolio in comparison to the market as a whole.

Build America Bonds (BABs), created under the American Recovery and Reinvestment Act, are taxable municipal bonds that carry special tax credits and federal subsidies for either the bond issuer or the bondholder. The purpose of BABs is to reduce the cost of borrowing for state and local government issuers and governmental agencies.

Call option is an agreement that gives an investor the right (but not the obligation) to buy a stock, bond, commodity or other instrument at a specified price within a specific time period.

Commercial paper is uncollateralized loans obtained by companies, usually on a short-term basis.

Credit risk is the risk of loss of principal or loss of a financial reward stemming from a borrower’s failure to repay a loan or otherwise meet a contractual obligation.

Drawdown is the gradual decline in the price of a security or other investment between its high and low over a given time period.

Duration is a measure of the sensitivity of the price of a fixed-income investment to a change in interest rates and is expressed as a number of years.

Duration risk is the risk that the value of an asset or liability may change as a result of changes in interest rates.

Future is a financial contract that obligates the buyer to purchase an asset (or the seller to sell an asset), such as a physical commodity or financial instrument, at a predetermined future date and price.

Gulf Cooperation Council is a political and economic union involving six Arab states (Bahrain, Kuwait, Oman, Qatar, Saudi Arabia and the United Arab Emirates) of the Persian Gulf.

Like-duration Treasury is a non-Treasury security that has the same duration as a specified U.S. Treasury.

Major Trend Indicator is a proprietary quantitative model that measures breadth, price movements, trends and volatility to identify the market’s environment and direction.

Mortgage-backed security (MBS) is an asset-backed security whose cash flows are backed by the principal and interest payments of a set of mortgage loans. Payments are typically made monthly over the lifetime of the underlying loans.

MSCI EAFE Index is a stock market index that is designed to measure the equity market performance of developed markets outside of the U.S. and Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

Non-agency mortgage-backed security is a mortgage-backed security that is not insured by a federal agency.

P-1 is Moody’s highest credit rating and is given to issuers with a superior ability to repay short-term debt obligations.

Put option is an agreement that gives an investor the right (but not the obligation) to sell a specified amount of an underlying security at a specified price within a specified time.

Quantitative easing refers to a form of monetary policy used to stimulate an economy where interest rates are either at, or close to, zero.

December 31, 2014	44

Investment Glossary

Range-bound is when a market, or the value of a particular stock, bond, commodity or currency, moves within a relatively tight range for a certain period of time.

Repurchase agreement (repo paper) is a money market instrument used by dealers in government securities to raise short-term capital. A dealer sells government securities to investors, usually on an overnight basis, and buys them back the following day.

S&P 500 Index is an unmanaged index of 500 common stocks chosen to reflect the industries in the U.S. economy.

Swap is the exchange of one security for another to change the maturity (bonds), quality of issues (stocks or bonds) or because investment objectives have changed.

Total return swap is a swap agreement in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains.

U.S. inflation-linked security is a type of investment vehicle that hedges against inflation as defined by the U.S. consumer price index.

Valuation is the process of determining the value of an asset or company based on earnings and the market value of assets.

Volatility is a statistical measure of the dispersion of returns for a given security or market index.

Yield curve is a line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates.

45	December 31, 2014

Disclosure of Fund Expenses (Unaudited)

For the Six Months Ended December 31, 2014

As a shareholder of the Forward Funds, you incur two types of costs: (1) transaction costs, including applicable sales charges (loads); and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the (six-month) period and held for the entire period July 1, 2014 through December 31, 2014.

Actual Expenses

The first line for each share class of each Fund in the table provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the applicable line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example For Comparison Purposes

The second line for each share class of each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line for each share class of each Fund within the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

Forward Frontier Strategy Fund	Beginning Account Value 07/01/14	Ending Account Value 12/31/14	Expense Ratios(a)	Expenses Paid During Period(b) 07/01/14-12/31/14
Investor Class
Actual	$1,000.00	$867.10	1.29%	$6.07

Hypothetical	$1,000.00	$1,018.70	1.29%	$6.56
Institutional Class
Actual	$1,000.00	$866.70	0.99%	$4.66

Hypothetical	$1,000.00	$1,020.21	0.99%	$5.04
Advisor Class
Actual	$1,000.00	$868.30	0.99%	$4.66

Hypothetical	$1,000.00	$1,020.21	0.99%	$5.04
Class Z
Actual	$1,000.00	$868.60	0.89%	$4.19

Hypothetical	$1,000.00	$1,020.72	0.89%	$4.53
Forward High Yield Bond Fund
Investor Class
Actual	$1,000.00	$964.00	1.23%	$6.09

Hypothetical	$1,000.00	$1,019.00	1.23%	$6.26
Institutional Class
Actual	$1,000.00	$964.90	0.83%	$4.11

Hypothetical	$1,000.00	$1,021.02	0.83%	$4.23

December 31, 2014	46

Disclosure of Fund Expenses (Unaudited)

For the Six Months Ended December 31, 2014

Forward High Yield Bond Fund (continued)	Beginning Account Value 07/01/14	Ending Account Value 12/31/14	Expense Ratios(a)	Expenses Paid During Period(b) 07/01/14-12/31/14
Class C
Actual	$1,000.00	$960.30	1.73%	$8.55

Hypothetical	$1,000.00	$1,016.48	1.73%	$8.79
Class Z
Actual	$1,000.00	$966.30	0.74%	$3.67

Hypothetical	$1,000.00	$1,021.48	0.74%	$3.77
Forward Investment Grade Fixed-Income Fund
Investor Class
Actual	$1,000.00	$1,008.10	2.03%	$10.27

Hypothetical	$1,000.00	$1,014.97	2.03%	$10.31
Institutional Class
Actual	$1,000.00	$1,011.40	1.63%	$8.26

Hypothetical	$1,000.00	$1,016.99	1.63%	$8.29
Class Z
Actual	$1,000.00	$1,011.70	1.54%	$7.81

Hypothetical	$1,000.00	$1,017.44	1.54%	$7.83
Forward Total MarketPlus Fund
Investor Class
Actual	$1,000.00	$1,045.10	1.25%	$6.44

Hypothetical	$1,000.00	$1,018.90	1.25%	$6.36
Institutional Class
Actual	$1,000.00	$1,047.10	0.85%	$4.39

Hypothetical	$1,000.00	$1,020.92	0.85%	$4.33
Class Z
Actual	$1,000.00	$1,047.70	0.75%	$3.87

Hypothetical	$1,000.00	$1,021.42	0.75%	$3.82
Forward U.S. Government Money Fund
Investor Class
Actual	$1,000.00	$1,000.10	0.21%	$1.06

Hypothetical	$1,000.00	$1,024.15	0.21%	$1.07
Institutional Class
Actual	$1,000.00	$1,000.10	0.20%	$1.01

Hypothetical	$1,000.00	$1,024.20	0.20%	$1.02
Forward Balanced Allocation Fund
Investor Class
Actual	$1,000.00	$965.60	1.15%	$5.70

Hypothetical	$1,000.00	$1,019.41	1.15%	$5.85

47	December 31, 2014

Disclosure of Fund Expenses (Unaudited)

For the Six Months Ended December 31, 2014

Forward Balanced Allocation Fund (continued)	Beginning Account Value 07/01/14	Ending Account Value 12/31/14	Expense Ratios(a)	Expenses Paid During Period(b) 07/01/14-12/31/14
Institutional Class
Actual	$1,000.00	$967.60	0.63%	$3.12

Hypothetical	$1,000.00	$1,022.03	0.63%	$3.21
Class A
Actual	$1,000.00	$966.80	1.00%	$4.96

Hypothetical	$1,000.00	$1,020.16	1.00%	$5.09
Class C
Actual	$1,000.00	$963.30	1.65%	$8.17

Hypothetical	$1,000.00	$1,016.89	1.65%	$8.39
Forward Growth & Income Allocation Fund
Investor Class
Actual	$1,000.00	$955.20	0.91%	$4.48

Hypothetical	$1,000.00	$1,020.62	0.91%	$4.63
Institutional Class
Actual	$1,000.00	$957.80	0.41%	$2.02

Hypothetical	$1,000.00	$1,023.14	0.41%	$2.09
Class A
Actual	$1,000.00	$955.90	0.76%	$3.75

Hypothetical	$1,000.00	$1,021.37	0.76%	$3.87
Class C
Actual	$1,000.00	$952.60	1.41%	$6.94

Hypothetical	$1,000.00	$1,018.10	1.41%	$7.17
Forward Growth Allocation Fund
Investor Class
Actual	$1,000.00	$947.90	0.84%	$4.12

Hypothetical	$1,000.00	$1,020.97	0.84%	$4.28
Institutional Class
Actual	$1,000.00	$950.40	0.34%	$1.67

Hypothetical	$1,000.00	$1,023.49	0.34%	$1.73
Class A
Actual	$1,000.00	$948.50	0.69%	$3.39

Hypothetical	$1,000.00	$1,021.73	0.69%	$3.52
Class C
Actual	$1,000.00	$945.50	1.34%	$6.57

Hypothetical	$1,000.00	$1,018.45	1.34%	$6.82

December 31, 2014	48

Disclosure of Fund Expenses (Unaudited)

For the Six Months Ended December 31, 2014

Forward Income & Growth Allocation Fund	Beginning Account Value 07/01/14	Ending Account Value 12/31/14	Expense Ratios(a)	Expenses Paid During Period(b) 07/01/14-12/31/14
Investor Class
Actual	$1,000.00	$977.80	1.97%	$9.82

Hypothetical	$1,000.00	$1,015.27	1.97%	$10.01
Institutional Class
Actual	$1,000.00	$979.80	1.36%	$6.79

Hypothetical	$1,000.00	$1,018.35	1.36%	$6.92
Class A
Actual	$1,000.00	$978.30	1.83%	$9.13

Hypothetical	$1,000.00	$1,015.98	1.83%	$9.30
Class C
Actual	$1,000.00	$975.40	2.48%	$12.35

Hypothetical	$1,000.00	$1,012.70	2.48%	$12.58
Forward Income Builder Fund
Investor Class
Actual	$1,000.00	$974.20	0.94%	$4.68

Hypothetical	$1,000.00	$1,020.47	0.94%	$4.79
Institutional Class
Actual	$1,000.00	$975.80	0.44%	$2.19

Hypothetical	$1,000.00	$1,022.99	0.44%	$2.24
Class A
Actual	$1,000.00	$974.70	0.69%	$3.43

Hypothetical	$1,000.00	$1,021.73	0.69%	$3.52
Class C
Actual	$1,000.00	$971.20	1.44%	$7.15

Hypothetical	$1,000.00	$1,017.95	1.44%	$7.32
Forward Multi-Strategy Fund
Investor Class
Actual	$1,000.00	$966.90	0.95%	$4.71

Hypothetical	$1,000.00	$1,020.42	0.95%	$4.84
Institutional Class
Actual	$1,000.00	$969.50	0.44%	$2.18

Hypothetical	$1,000.00	$1,022.99	0.44%	$2.24
Class A
Actual	$1,000.00	$967.20	0.79%	$3.92

Hypothetical	$1,000.00	$1,021.22	0.79%	$4.02

49	December 31, 2014

Disclosure of Fund Expenses (Unaudited)

For the Six Months Ended December 31, 2014

Forward Multi-Strategy Fund (continued)	Beginning Account Value 07/01/14	Ending Account Value 12/31/14	Expense Ratios(a)	Expenses Paid During Period(b) 07/01/14-12/31/14
Class C
Actual	$1,000.00	$964.60	1.44%	$7.13

Hypothetical	$1,000.00	$1,017.95	1.44%	$7.32

(a) Annualized, based on the Fund’s most recent fiscal half year expenses.

(b) Expenses are equal to The Fund’s annualized expense ratio multiplied by the average account values over the period, multiplied by the number of days in the most recent fiscal half year (184), then divided by 365.

December 31, 2014	50

Portfolio of Investments (Note 10)

Forward Frontier Strategy Fund

Shares		Value (Note 2)

Exchange-Traded Funds: 3.12%

109,600	iShares® MSCI Frontier 100 Index Fund	$3,375,680

	Total Exchange-Traded Funds (Cost $3,267,284)	3,375,680

Principal Amount

Agency Pass-Through Securities: 14.81%
Federal Home Loan Bank (FHLB): 0.42%

$450,000	FHLB 1.000%, 07/23/18(a)	450,228

Federal Home Loan Mortgage Corporation (FHLMC): 0.46%

236,866	FHLMC 1.170%, 05/25/43(b)	243,229

24,106	1.918%, 12/01/30(b)	25,134

39,126	2.055%, 08/01/17(b)	39,426

1,644	2.087%, 03/01/18(b)	1,693

48,805	2.496%, 10/01/30(b)	50,545

3,500	2.530%, 12/01/18(b)	3,570

132,944	4.683%, 11/01/19(b)	138,280

		501,877

Federal National Mortgage Association (FNMA): 13.93%

1,500,000	FNMA 1.050%, 11/26/18	1,470,554

2,000,000	1.200%, 07/17/17	1,999,002

216,838	1.316%, 09/01/44(b)	222,156

90,789	1.316%, 10/01/44(b)	93,196

3,907	1.334%, 06/01/21(b)	3,935

4,500,000	1.375%, 11/15/16	4,562,429

2,000,000	1.500%, 10/23/19	1,961,090

85,486	1.516%, 06/01/40(b)	87,856

5,554	1.516%, 10/01/40(b)	5,817

7,300	1.762%, 01/01/20(b)	7,594

59,573	1.763%, 08/01/34(b)	63,298

728,573	1.790%, 01/01/34(b)	764,083

114,131	1.790%, 06/01/34(b)	122,381

4,716	1.800%, 12/01/24(b)	4,914

94,166	1.817%, 08/01/33(b)	99,736

Principal Amount		Value (Note 2)

$8,195	1.917%, 05/01/18(b)	$8,422

317,660	1.923%, 07/01/35(b)	334,790

23,871	1.926%, 08/01/33(b)	25,154

55,823	1.954%, 06/01/29(b)	58,612

12,238	2.001%, 11/01/18(b)	12,614

54,987	2.042%, 11/01/35(b)	58,071

25,178	2.050%, 03/01/18(b)	26,145

19,253	2.063%, 10/01/34(b)	20,438

633,235	2.079%, 03/01/36(b)	672,875

4,639	2.085%, 02/01/37(b)	4,953

35,210	2.089%, 05/01/36(b)	37,707

22,937	2.096%, 01/01/36(b)	24,322

102,625	2.109%, 11/01/35(b)	109,010

29,519	2.121%, 11/01/35(b)	31,251

9,114	2.130%, 04/01/23(b)	9,482

92,348	2.174%, 07/01/35(b)	98,331

10,603	2.209%, 08/01/30(b)	11,026

91,369	2.231%, 11/01/37(b)	97,896

38,732	2.306%, 06/01/32(b)	40,890

29,940	2.330%, 01/01/35(b)	32,261

21,449	2.332%, 06/01/34(b)	22,844

47,677	2.339%, 10/01/33(b)	50,287

13,897	2.365%, 11/01/29(b)	14,869

61,138	2.367%, 08/01/24(b)	63,911

86,142	2.402%, 10/01/34(b)	90,745

591,254	2.409%, 12/01/39(b)	630,208

24,692	2.435%, 03/01/19(b)	24,789

55,576	2.440%, 06/01/34(b)	55,965

9,503	2.497%, 09/01/33(b)	9,978

152,795	2.505%, 07/01/41(b)	159,679

420,252	2.681%, 08/01/35(b)	451,245

281,603	2.948%, 11/01/36(b)	296,205

12,145	3.147%, 05/01/19(b)	12,746

23,159	3.245%, 08/01/18(b)	24,418

		15,090,180

	Total Agency Pass-Through Securities (Cost $15,939,789)	16,042,285

See Notes to Financial Statements	51	December 31, 2014

Portfolio of Investments (Note 10)

Forward Frontier Strategy Fund

Principal Amount		Value (Note 2)

Asset-Backed Securities: 3.41%

$250,000	American Express Credit Account Master Trust, Series 2014-2, Class A 1.260%, 01/15/20	$249,595

250,000	Cabela’s Master Credit Card Trust, Series 2013-2A, Class A2 0.811%, 08/16/21(b)(c)	251,873

1,000,000	John Deere Owner Trust, Series 2014-B, Class A3 1.070%, 11/15/17	996,834

500,000	Nissan Auto Receivables 2013-B Owner Trust, Series 2013-B, Class A3 0.840%, 11/15/17	500,576

1,200,000	Volkswagen Auto Loan Enhanced Trust, Series 2014-1, Class A4 1.450%, 09/21/20	1,193,218

500,000	Volkswagen Credit Auto Master Trust, Series 2014-1A, Class A2 1.400%, 07/22/19(c)	499,841

	Total Asset-Backed Securities (Cost $3,699,582)	3,691,937

Collateralized Mortgage Obligations: 11.34%
Collateralized Mortgage Obligations-Other: 2.91%

1,000,000	Citigroup Commercial Mortgage Trust, Series 2010-RR3, Class MLSR 5.743%, 05/14/17(b)(c)	1,072,761

1,200,000	Credit Suisse Re-REMIC Mortgage Trust, Series 2010-RR1, Class 3A 5.547%, 05/10/17(b)(c)	1,271,950

456,197	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2014-C20, Class A1 1.268%, 03/15/19	454,736

283,284	JP Morgan Chase Mortgage Trust, Series 2004, Class A5 2.288%, 12/25/34(b)	285,571

68,389	Morgan Stanley Re-REMIC Trust, Series 2012, Class AXB1 1.000%, 03/27/51(c)(d)	68,389

		3,153,407

Federal Home Loan Mortgage Corporation (FHLMC): 4.41%

1,310,327	FHLMC, REMICS 3.000%, 01/15/39	1,338,807

443,044	3.000%, 08/15/40	456,584

Principal Amount		Value (Note 2)

$573,922	3.500%, 04/15/40	$601,206

182,594	4.500%, 08/15/20	192,930

1,805,190	FHLMC, STRIP 3.500%, 07/15/42	1,859,061

322,045	3.500%, 09/15/42	330,652

		4,779,240

Federal National Mortgage Association (FNMA): 0.67%

679,131	FNMA, REMICS 4.500%, 10/25/39	728,193

Government National Mortgage Association (GNMA): 3.35%

2,155,540	GNMA, REMICS 3.500%, 05/20/41	2,228,756

384,648	3.500%, 11/20/39	398,827

365,452	4.000%, 11/16/39	383,763

420,560	4.500%, 10/20/39	450,557

154,027	4.750%, 05/20/39	162,972

		3,624,875

	Total Collateralized Mortgage Obligations (Cost $12,286,147)	12,285,715

Corporate Bonds: 18.46%
Basic Materials: 0.94%

1,000,000	Dow Chemical Co., Sr. Unsec. Notes 2.500%, 02/15/16	1,017,976

Consumer Cyclical: 0.70%

750,000	Daimler Finance North America Llc, Sr. Unsec. Notes 1.092%, 08/01/18(b)(c)	760,180

Consumer Noncyclical: 0.56%

500,000	Genzyme Corp., Sr. Unsec. Notes 3.625%, 06/15/15	506,997

100,000	Johns Hopkins Health System Corp., Sr. Unsec. Notes 1.424%, 05/15/18	98,431

		605,428

Consumer Staples: 1.06%

1,000,000	Kraft Foods Group, Inc., Sr. Unsec. Notes 6.125%, 08/23/18	1,144,360

December 31, 2014	52	See Notes to Financial Statements

Portfolio of Investments (Note 10)

Forward Frontier Strategy Fund

Principal Amount		Value (Note 2)

Energy: 1.48%

$500,000	Copano Energy Llc/Copano Energy Finance Corp., Sr. Unsec. Notes 7.125%, 04/01/21	$543,215

345,000	Dominion Resources, Inc., Sr. Unsec. Notes 1.950%, 08/15/16	348,932

512,000	Schlumberger Norge AS, Sr. Unsec. Notes 1.950%, 09/14/16(c)	521,671

190,000	TransCanada PipeLines, Ltd., Sr. Unsec. Notes 0.913%, 06/30/16(b)	190,969

		1,604,787

Financials: 6.71%

400,000	American Express Credit Corp., Sr. Unsec. Notes 0.793%, 03/18/19(b)	398,743

1,260,000	Branch Banking & Trust Co., Sub. Notes, Series BKNT 0.533%, 05/23/17(b)	1,252,950

401,000	0.561%, 09/13/16(b)	399,797

500,000	Caterpillar Financial Services Corp., Sr. Unsec. Notes 2.050%, 08/01/16	509,917

500,000	General Electric Capital Corp., Sr. Unsec. Notes 1.231%, 04/15/23(b)	500,986

382,000	Macquarie Group, Ltd., Sr. Unsec. Notes 1.233%, 01/31/17(b)(c)	385,796

1,450,000	Merrill Lynch & Co. Inc., Sr. Unsec. Medium-Term Notes 0.691%, 01/15/15(b)	1,450,083

895,000	Nationwide Mutual Insurance Co., Sub. Notes 2.531%, 12/15/24(b)(c)	896,925

1,000,000	Pricoa Global Funding I, Sec. Notes 2.200%, 05/16/19(c)	996,222

500,000	Skyway Concession Co., Llc, Sec. Notes 0.537%, 06/30/17(b)(c)	480,312

		7,271,731

Healthcare: 1.83%

1,000,000	AmerisourceBergen Corp., Sr. Unsec. Notes 1.150%, 05/15/17	992,489

1,000,000	Sanofi, Sr. Unsec. Notes 1.250%, 04/10/18	991,244

		1,983,733

Principal Amount		Value (Note 2)

Industrials: 0.87%

$823,330	Federal Express Corp. 1999 Pass Through Trust, Second Lien Notes, Series 991B 7.900%, 01/15/20	$937,608

Technology: 2.00%

1,030,000	Hewlett-Packard Co., Sr. Unsec. Notes 3.300%, 12/09/16	1,064,517

1,000,000	Intuit, Inc., Sr. Unsec. Notes 5.750%, 03/15/17	1,099,641

		2,164,158

Telecommunication Services: 2.31%

500,000	AT&T, Inc., Sr. Unsec. Notes 0.618%, 02/12/16(b)	500,130

1,500,000	2.375%, 11/27/18	1,513,018

500,000	Verizon Communications, Inc., Sr. Unsec. Notes 1.100%, 11/01/17	492,817

		2,505,965

	Total Corporate Bonds (Cost $20,054,511)	19,995,926

Municipal Bonds: 8.76%

275,000	Arizona State Power Authority Power Resources, Taxable Revenue Bonds, Hoover Prepayment Project 2.199%, 10/01/19	276,991

500,000	City of Houston, Texas, General Obligation Taxable Refunding Bonds, Public Improvement, Series B 1.140%, 03/01/16	502,925

50,000	City of Houston, Texas, Utility System, Taxable Revenue Bonds, First Lien, Series B 1.086%, 05/15/17	49,995

500,000	City of Montgomery, Alabama, General Obligation Taxable Unlimited Warrants, Series B 1.070%, 04/01/16	499,110

750,000	County of Loudoun Virginia, General Obligation Taxable Refunding Bonds, Series B 0.895%, 12/01/16	751,042

250,000	County of Milwaukee Wisconsin, General Obligation Taxable Unlimited Pension Refunding Bonds, Series B 1.282%, 12/01/16	250,547

See Notes to Financial Statements	53	December 31, 2014

Portfolio of Investments (Note 10)

Forward Frontier Strategy Fund

Principal Amount		Value (Note 2)

$500,000	Maine State Housing Authority, Taxable Revenue Bonds, Series A 1.190%, 11/15/16	$498,580

655,000	Minnesota State General Appropriation Fund, Taxable Revenue Bonds, Series B 1.053%, 06/01/17	655,354

250,000	New Jersey Building Authority, Taxable Refinancing Revenue Bonds, Series B 1.233%, 06/15/16	249,600

500,000	New Jersey State Economic Development Authority, Taxable Refunding Revenue Bonds (School Facilities Construction), Series QQ 1.096%, 06/15/16	499,095

500,000	New York State Urban Development Corp., State Personal Income Taxable Revenue Bonds, Series F 1.650%, 03/15/18	502,560

175,000	North Carolina Housing Finance Agency, HomeownershipTaxable Refunding Revenue Bonds, Series 35 2.040%, 07/01/18	176,472

250,000	North Texas Tollway Authority, First Tier Variable Revenue Refuding Bonds, Series A 0.840%, 01/01/50(b)	250,823

750,000	Pasadena, California, Unified School District, General Obligation Taxable Unlimited Refunding Bonds, Series B 1.861%, 11/01/18	754,163

300,000	Pearland Independent School District, General Obligation Taxable Unlimited Refunding Bonds, Series B 3.000%, 02/15/17	310,698

250,000	Pequea Valley School District, Taxable General Obligation Unlimited Bonds, Series B 0.948%, 02/01/16	249,160

500,000	Philadelphia Municipal Authority, Taxable Revenue Bonds, Series A 2.000%, 01/15/18	500,435

425,000	Rhode Island State Housing & Mortgage Finance Corp., Taxable Revenue Bonds, Series 64-T 2.080%, 10/01/17	429,182

500,000	State of California, Taxable Various Purpose General Obligation Unlimited Bonds 1.050%, 02/01/16	503,105

Principal Amount		Value (Note 2)

$400,000	State of Connecticut, Special Tax Obligation Build America Revenue Bonds (Transportation Infrastructure Purposes—Direct Pay), Series B 4.376%, 11/01/21	$438,612

185,000	Texas State Department of Housing & Community Affairs, Taxable Revenue Bonds, Series A 2.800%, 03/01/36	185,309

455,000	Virginia State Housing Development Authority, Taxable Revenue Bonds, Series B 2.000%, 04/01/19	455,268

500,000	Wise County, Virginia, Industrial Development Authority Facilities Lease, Taxable Revenue Bonds 1.700%, 02/01/17	500,195

	Total Municipal Bonds (Cost $9,467,714)	9,489,221

U.S. Treasury Bonds & Notes: 18.07%

6,000,000	U.S. Treasury Notes 0.750%, 03/15/17	5,998,128

5,000,000	0.750%, 01/15/17	5,004,100

6,500,000	0.875%, 05/15/17	6,502,028

2,000,000	2.375%, 07/31/17	2,072,578

	Total U.S. Treasury Bonds & Notes (Cost $19,577,731)	19,576,834

	Total Investments: 77.97% (Cost $84,292,758)	84,457,598

	Net Other Assets and Liabilities: 22.03%	23,863,265	(e)

	Net Assets: 100.00%	$108,320,863

Percentages are stated as a percent of net assets.

(a) Represents a step-up bond. Rate disclosed is as of December 31, 2014.

(b) Interest rate will change at a future date. Interest rate shown reflects the rate in effect at December 31, 2014.

(c) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate market value of those securities was $7,205,920 representing 6.65% of net assets.

(d) Interest only security.

(e) Includes cash which is being held as collateral for swap contracts.

December 31, 2014	54	See Notes to Financial Statements

Portfolio of Investments (Note 10)

Forward Frontier Strategy Fund

Total Return Swap Contracts

Counter Party	Reference Entry/Obligation	Fund Pays	Fund Receives	Termination Date	Notional Amount	Net Unrealized Gain/(Loss)
Bank of America Merrill Lynch	MSCI Frontier NR USD	1-month LIBOR plus 110 Bps	Total Return	01/27/16	$17,028,596	$(1,402,553)
Barclays Capital	MSCI Frontier NR USD	3-month LIBOR plus 135 Bps	Total Return	01/28/15	4,000,000	514,877
Barclays Capital	MSCI Frontier NR USD	3-month LIBOR plus 110 Bps	Total Return	01/27/15	12,338,912	954,814
Barclays Capital	MSCI Frontier NR USD	3-month LIBOR plus 119 Bps	Total Return	05/26/15	13,377,743	(945,890)
Barclays Capital	MSCI Frontier NR USD	3-month LIBOR plus 135 Bps	Total Return	01/27/16	8,690,503	(785,257)
Citibank	MSCI FM Daily Net Total Return Index	3-month LIBOR plus 175 Bps	Total Return	03/26/15	4,075,208	76,443
Citibank	MSCI FM Daily Net Total Return Index	3-month LIBOR plus 175 Bps	Total Return	05/07/15	4,191,983	(209,202)
Goldman Sachs	MSCI FM Daily Net Total Return Index	3-month LIBOR plus 145 Bps	Total Return	06/26/15	29,967,955	(2,592,708)
Goldman Sachs	MSCI FM Daily Net Total Return Index	3-month LIBOR plus 155 Bps	Total Return	06/25/15	6,564,631	(820,664)
Goldman Sachs	MSCI FM Daily Net Total Return Index	3-month LIBOR plus 155 Bps	Total Return	07/28/15	6,433,428	(727,696)
Goldman Sachs	MSCI FM Daily Net Total Return Index	3-month LIBOR plus 145 Bps	Total Return	10/29/15	8,958,091	(1,099,268)
Total of Total Return Swap Contracts					$115,627,050	$(7,037,104)

Investment Abbreviations:

Bps — Basis Points

LIBOR — London Interbank Offered Rate

MSCI — Morgan Stanley Capital International

REMICS — Real Estate Mortgage Investment Conduit

Re-REMIC — Re-Securitized Real Estate Mortgage Investment Conduits

Sec. — Secured

Sr. — Senior

STRIP — Separate Trading of Registered Interest and Principal of Securities

Sub. — Subordinated

Unsec. — Unsecured

See Notes to Financial Statements	55	December 31, 2014

Portfolio of Investments (Note 10)

Forward High Yield Bond Fund

Principal Amount		Value (Note 2)

Corporate Bonds: 97.43%
Basic Materials: 7.36%

$1,750,000	AK Steel Corp., Sr. Unsec. Notes 7.625%, 10/01/21	$1,610,000

1,465,000	Essar Steel Algoma, Inc., Sec. Notes 9.500%, 11/15/19(a)	1,481,481

1,715,000	HIG BBC Intermediate Holdings Llc/HIG BBC Holdings Corp., Sr. Unsec. PIK Notes 10.500% (or 11.250% PIK)%, 09/15/18(a)	1,672,125

1,450,000	Lundin Mining Corp., First Lien Notes 7.500%, 11/01/20(a)	1,439,125

1,250,000	Steel Dynamics, Inc., Sr. Unsec. Notes 5.125%, 10/01/21(a)	1,273,438

1,600,000	WR Grace & Co., Sr. Unsec. Notes 5.125%, 10/01/21(a)	1,644,000

		9,120,169

Communications: 12.31%

1,500,000	Cablevision Systems Corp., Sr. Unsec. Notes 5.875%, 09/15/22	1,524,375

274,000	CCO Holdings Llc/CCO Holdings Capital Corp., Sr. Unsec. Notes 5.250%, 03/15/21	277,083

1,250,000	6.500%, 04/30/21	1,317,187

1,500,000	Digicel Group, Ltd., Sr. Unsec. Notes 8.250%, 09/30/20(a)	1,462,500

500,000	Gannett Co., Inc., Sr. Unsec. Notes 4.875%, 09/15/21(a)	497,500

1,250,000	6.375%, 10/15/23	1,331,250

1,250,000	Intelsat Luxembourg SA, Sr. Unsec. Notes 6.750%, 06/01/18	1,281,250

1,500,000	Level 3 Escrow II, Inc., Sr. Unsec. Notes 5.375%, 08/15/22(a)	1,511,250

1,500,000	Numericable-SFR, First Lien Notes 4.875%, 05/15/19(a)	1,492,500

1,500,000	SiTV Llc/SiTV Finance, Inc., Sec. Notes 10.375%, 07/01/19(a)	1,398,750

1,760,000	Sprint Corp., Sr. Unsec. Notes 7.125%, 06/15/24	1,645,600

1,500,000	Starz Llc/Starz Finance Corp., Sr. Unsec. Notes 5.000%, 09/15/19	1,518,750

		15,257,995

Principal Amount		Value (Note 2)

Consumer Cyclical: 16.50%

$1,598,938	Air Canada 2013-1 Class B Pass Through Trust, Second Lien Notes 5.375%, 05/15/21(a)	$1,622,923

1,625,000	Air Canada, Second Lien Notes 8.750%, 04/01/20(a)	1,742,812

1,690,925	American Airlines 2011-1 Class B Pass Through Trust, Second Lien Notes 7.000%, 01/31/18(a)	1,809,290

1,500,000	Ashton Woods USA Llc/Ashton Woods Finance Co., Sr. Unsec. Notes 6.875%, 02/15/21(a)	1,432,500

1,500,000	GameStop Corp., Sr. Unsec. Notes 5.500%, 10/01/19(a)	1,511,250

1,760,000	Intrepid Aviation Group Holdings Llc/Intrepid Finance Co., Sr. Unsec. Notes 6.875%, 02/15/19(a)	1,711,600

1,795,000	Landry’s Holdings II, Inc., Sr. Unsec. Notes 10.250%, 01/01/18(a)	1,857,825

1,500,000	Lennar Corp., Sr. Unsec. Notes 4.500%, 06/15/19	1,507,500

1,730,000	MGM Resorts International, Sr. Unsec. Notes 6.000%, 03/15/23	1,747,300

1,250,000	Michaels Stores, Inc., Sr. Unsub. Notes 5.875%, 12/15/20(a)	1,268,750

1,250,000	Rite Aid Corp., Sr. Unsec. Notes 9.250%, 03/15/20	1,367,188

1,500,000	Tops Holding II Corp., Sr. Unsec. PIK Notes 8.750% (or 9.500% PIK)%, 06/15/18	1,447,500

1,500,000	Wynn Macau, Ltd., Sr. Unsec. Notes 5.250%, 10/15/21(a)	1,417,500

		20,443,938

Consumer Noncyclical: 12.78%

1,500,000	APX Group, Inc., Sr. Unsec. Notes 8.750%, 12/01/20	1,274,062

1,185,000	Beverages & More, Inc., Sec. Notes 10.000%, 11/15/18(a)	1,106,494

1,740,000	Bumble Bee Holdco SCA, Sr. Unsec. PIK Notes 9.625% (or 10.375% PIK)%, 03/15/18(a)	1,822,650

1,500,000	C&S Group Enterprises Llc, Sec. Notes 5.375%, 07/15/22(a)	1,492,500

December 31, 2014	56	See Notes to Financial Statements

Portfolio of Investments (Note 10)

Forward High Yield Bond Fund

Principal Amount		Value (Note 2)

Consumer Noncyclical (continued): 12.78%

$1,500,000	Capella Healthcare, Inc., Sr. Unsec. Notes 9.250%, 07/01/17	$1,560,937

1,160,000	Grifols Worldwide Operations, Ltd., Sr. Unsec. Notes 5.250%, 04/01/22(a)	1,189,232

1,008,000	Lender Processing Services, Inc./Black Knight Lending Solutions, Inc., Sr. Unsec. Notes 5.750%, 04/15/23	1,063,440

1,765,000	Prospect Medical Holdings, Inc., Sec. Notes 8.375%, 05/01/19(a)	1,892,963

1,400,000	Smithfield Foods, Inc., Sr. Unsec. Notes 5.875%, 08/01/21(a)	1,431,500

1,250,000	Tenet Healthcare Corp., Sr. Unsec. Notes 8.125%, 04/01/22	1,400,000

1,500,000	Valeant Pharmaceuticals International, Sr. Unsec. Notes 7.250%, 07/15/22(a)	1,605,000

		15,838,778

Energy: 12.39%

1,050,000	Alpha Natural Resources, Inc., Second Lien Notes 7.500%, 08/01/20(a)	664,125

1,800,000	Approach Resources, Inc., Sr. Unsec. Notes 7.000%, 06/15/21	1,341,000

1,750,000	Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., Sr. Unsec. Notes 6.000%, 12/15/20	1,684,375

1,787,000	Legacy Reserves LP/Legacy Reserves Finance Corp., Sr. Unsec. Notes 6.625%, 12/01/21	1,474,275

1,750,000	Lonestar Resources America, Inc., Sr. Unsec. Notes 8.750%, 04/15/19(a)	1,321,250

1,250,000	MarkWest Energy Partners LP / MarkWest Energy Finance Corp., Sr. Unsec. Notes 4.875%, 12/01/24	1,228,125

1,665,000	Murray Energy Corp., Sec. Notes 9.500%, 12/05/20(a)	1,673,325

1,500,000	Peabody Energy Corp., Sr. Unsec. Notes 6.500%, 09/15/20	1,308,750

1,250,000	Rosetta Resources, Inc., Sr. Unsec. Notes 5.875%, 06/01/22	1,137,500

500,000	5.875%, 06/01/24	447,500

Principal Amount		Value (Note 2)

$1,875,000	Shelf Drilling Holdings, Ltd., Sec. Notes 8.625%, 11/01/18(a)	$1,556,250

1,750,000	Vanguard Natural Resources Llc/VNR Finance Corp., Sr. Unsec. Notes 7.875%, 04/01/20	1,518,562

		15,355,037

Financials: 18.99%

1,500,000	Aircastle, Ltd., Sr. Unsec. Notes 5.125%, 03/15/21	1,503,750

1,500,000	CTR Partnership LP/CareTrust Capital Corp., Sr. Unsec. Notes 5.875%, 06/01/21	1,526,250

1,500,000	DFC Finance Corp., First Lien Notes 10.500%, 06/15/20(a)	1,278,750

1,500,000	Drawbridge Special Opportunities Fund LP/Drawbridge Special Opportunities Finance, Sr. Unsec. Notes 5.000%, 08/01/21(a)	1,501,875

1,250,000	General Motors Financial Co., Inc., Sr. Unsec. Notes 4.250%, 05/15/23	1,277,987

1,250,000	Hub Holdings Llc/Hub Holdings Finance, Inc., Sr. Unsec. PIK Notes 8.125% (or 8.875% PIK)%, 07/15/19(a)	1,243,750

1,550,000	Hunt Cos. Inc., Sec. Notes 9.625%, 03/01/21(a)	1,588,750

1,250,000	International Lease Finance Corp., Sr. Unsec. Notes 4.625%, 04/15/21	1,274,219

1,750,000	iStar Financial, Inc., Sr. Unsec. Notes 4.875%, 07/01/18	1,725,937

1,500,000	Kennedy-Wilson, Inc., Sr. Unsec. Notes 5.875%, 04/01/24	1,507,500

1,750,000	MPT Operating Partnership LP/MPT Finance Corp., Sr. Unsec. Notes 6.875%, 05/01/21	1,881,250

1,250,000	Navient Corp., Sr. Unsec. Notes 5.000%, 10/26/20	1,229,687

1,500,000	Ocwen Financial Corp., Sr. Unsec. Notes 6.625%, 05/15/19(a)	1,380,000

1,350,000	OneMain Financial Holdings, Inc., Sr. Unsec. Notes 6.750%, 12/15/19(a)	1,380,375

See Notes to Financial Statements	57	December 31, 2014

Portfolio of Investments (Note 10)

Forward High Yield Bond Fund

Principal Amount		Value (Note 2)

Financials (continued): 18.99%

$1,500,000	Rialto Holdings Llc/Rialto Corp., Sr. Unsec. Notes 7.000%, 12/01/18(a)	$1,525,313

1,635,000	Sabra Health Care LP/Sabra Capital Corp., Sr. Unsec. Notes 5.500%, 02/01/21	1,704,488

		23,529,881

Industrials: 9.73%

1,304,804	Ardagh Finance Holdings SA, Sr. Unsec. PIK Notes 8.625% (or 8.625% PIK)%, 06/15/19(a)	1,291,756

1,790,000	Kratos Defense & Security Solutions, Inc., First Lien Notes 7.000%, 05/15/19	1,530,450

1,923,000	Martin Midstream Partners LP/Martin Midstream Finance Corp., Sr. Unsec. Notes 7.250%, 02/15/21	1,817,235

1,500,000	Neovia Logistics Intermediate Holdings Llc, Sr. Unsec. PIK Notes 10.000% (or 10.750% PIK)%, 02/15/18(a)	1,530,000

1,500,000	Reynolds Group Issuer, Inc./Reynolds Group Issuer Llc, Sr. Unsec. Notes 8.250%, 02/15/21	1,545,000

1,035,000	SGH Escrow Corp., First Lien Notes 10.000%, 01/15/19(a)	993,600

1,500,000	US Concrete, Inc., First Lien Notes 8.500%, 12/01/18	1,575,000

1,750,000	Zachry Holdings, Inc., Sr. Unsec. Notes 7.500%, 02/01/20(a)	1,767,500

		12,050,541

Technology: 3.54%

1,500,000	Activision Blizzard, Inc., Sr. Unsec. Notes 6.125%, 09/15/23(a)	1,620,000

1,760,000	Advanced Micro Devices, Inc., Sr. Unsec. Notes 7.000%, 07/01/24	1,500,400

1,250,000	BCP Singapore VI Cayman Financing Co., Ltd., Sec. Notes 8.000%, 04/15/21(a)	1,259,375

		4,379,775

Principal Amount		Value (Note 2)

Utilities: 3.83%

$1,500,000	Calpine Corp., Sr. Unsec. Notes 5.375%, 01/15/23	$1,516,875

1,750,000	NGL Energy Partners LP/NGL Energy Finance Corp., Sr. Unsec. Notes 5.125%, 07/15/19(a)	1,682,188

1,500,000	NRG Energy, Inc., Sr. Unsec. Notes 6.250%, 07/15/22	1,541,250

		4,740,313

	Total Corporate Bonds (Cost $124,790,758)	120,716,427

	Total Investments: 97.43% (Cost $124,790,758)	120,716,427

	Net Other Assets and Liabilities: 2.57%	3,184,454

	Net Assets: 100.00%	$123,900,881

Percentages are stated as a percent of net assets.

(a) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate market value of those securities was $64,045,640 representing 51.69% of net assets.

Investment Abbreviations:

PIK — Payment in-kind

Sec. — Secured

Sr. — Senior

Unsec. — Unsecured

Unsub. — Unsubordinated

December 31, 2014	58	See Notes to Financial Statements

Portfolio of Investments (Note 10)

Forward Investment Grade Fixed-Income Fund

Shares		Value (Note 2)

Exchange-Traded Funds: 93.01%
46,690	Vanguard Intermediate-Term Corporate Bond ETF	$4,020,009

90,950	Vanguard Intermediate-Term Government Bond ETF	5,865,365

31,850	Vanguard Mortgage-Backed Securities ETF	1,688,369

	Total Exchange-Traded Funds (Cost $11,611,996)	11,573,743

Principal Amount

U.S. Treasury Bonds & Notes: 0.00%(a)

$36	U.S. Treasury Bonds STRIP Coupon 0.000%, 11/15/17(b)	35

	Total U.S. Treasury Bonds & Notes (Cost $32)	35

	Total Investments: 93.01% (Cost $11,612,028)	11,573,778

	Net Other Assets and Liabilities: 6.99%	869,384

	Net Assets: 100.00%	$12,443,162

Percentages are stated as a percent of net assets.

(a) Less than 0.005%.

(b) Principal only security.

Investment Abbreviations:

ETF — Exchange-Traded Fund

STRIP — Separate Trading of Registered Interest and Principal of Securities

See Notes to Financial Statements	59	December 31, 2014

Portfolio of Investments (Note 10)

Forward Total MarketPlus Fund

Shares		Value (Note 2)

Exchange-Traded Funds: 58.72%

28,600	Vanguard Mortgage-Backed Securities ETF	$1,516,086

64,500	Vanguard Short-Term Corporate Bond ETF	5,136,135

169,000	Vanguard Short-Term Government Bond ETF	10,287,030

	Total Exchange-Traded Funds (Cost $16,988,259)	16,939,251

Principal Amount

Agency Pass-Through Securities: 12.62%
Federal Home Loan Mortgage Corporation (FHLMC): 4.23%

$11,040	FHLMC 1.808%, 06/01/20(a)	11,228

50,262	1.817%, 07/01/29(a)	52,932

29,430	1.875%, 04/01/18(a)	29,422

65,914	1.881%, 12/01/35(a)	69,309

7,365	1.922%, 03/01/19(a)	7,461

6,844	1.939%, 11/01/26(a)	7,044

3,247	1.941%, 01/01/26(a)	3,442

74,976	1.955%, 12/01/35(a)	78,984

83,194	1.992%, 02/01/36(a)	87,710

14,232	2.042%, 10/01/28(a)	14,911

77,359	2.064%, 01/01/37(a)	82,352

85,063	2.100%, 08/01/33(a)	90,653

4,478	2.125%, 07/01/19(a)	4,602

10,466	2.151%, 09/01/36(a)	11,169

12,595	2.153%, 05/01/33(a)	13,371

28,634	2.194%, 05/01/36(a)	30,487

540	2.200%, 03/01/17(a)	541

33,100	2.224%, 09/01/28(a)	34,683

13,726	2.225%, 06/01/35(a)	13,929

17,175	2.229%, 06/01/37(a)	18,417

3,502	2.250%, 11/01/22(a)	3,621

9,404	2.261%, 05/01/35(a)	10,048

2,043	2.266%, 09/01/30(a)	2,160

2,293	2.276%, 12/01/22(a)	2,315

4,271	2.281%, 09/01/27(a)	4,562

2,000	2.290%, 10/01/22(a)	2,096

Principal Amount		Value (Note 2)

$72,378	2.296%, 07/01/30(a)	$75,742

3,992	2.304%, 12/01/27(a)	4,153

5,116	2.331%, 12/01/27(a)	5,421

10,984	2.340%, 01/01/37(a)	11,751

864	2.346%, 03/01/24(a)	870

16,185	2.349%, 09/01/30(a)	16,887

8,817	2.350%, 02/01/32(a)	9,199

4,256	2.350%, 10/01/32(a)	4,416

7,056	2.355%, 10/01/31(a)	7,346

24,972	2.369%, 11/01/28(a)	25,992

31,188	2.375%, 02/01/33(a)	31,371

13,246	2.375%, 08/01/32(a)	14,121

49,795	2.375%, 08/01/35(a)	53,449

14,165	2.385%, 07/01/31(a)	14,709

5,893	2.396%, 03/01/33(a)	6,063

1,532	2.440%, 06/01/19(a)	1,537

3,604	2.468%, 01/01/24(a)	3,705

2,784	2.482%, 01/01/28(a)	2,967

106,886	2.492%, 03/01/32(a)	112,894

20,693	2.492%, 10/01/20(a)	21,083

11,051	2.503%, 09/01/30(a)	11,610

6,186	2.765%, 02/01/31(a)	6,327

36,414	2.868%, 01/01/29(a)	39,040

4,113	5.498%, 08/01/24(a)	4,389

45,205	5.633%, 11/01/30(a)	47,075

		1,219,566

Federal National Mortgage Association (FNMA): 8.39%

2,695	FNMA 1.334%, 06/01/21(a)	2,713

27,276	1.513%, 01/01/31(a)	27,730

2,781	1.515%, 09/01/33(a)	2,916

143,228	1.516%, 06/01/40(a)	147,200

38,761	1.518%, 11/01/40(a)	40,465

6,668	1.518%, 07/01/40(a)	6,767

12,495	1.611%, 03/01/28(a)	12,978

December 31, 2014	60	See Notes to Financial Statements

Portfolio of Investments (Note 10)

Forward Total MarketPlus Fund

Principal Amount		Value (Note 2)

Federal National Mortgage Association (FNMA) (continued): 8.39%

$3,874	1.633%, 11/01/33(a)	$4,088

9,484	1.648%, 11/01/33(a)	9,903

15,019	1.662%, 09/01/27(a)	15,813

13,052	1.731%, 05/01/32(a)	13,904

26,895	1.750%, 10/01/34(a)	27,800

7,161	1.762%, 01/01/20(a)	7,450

16,618	1.788%, 08/01/33(a)	17,401

6,504	1.800%, 12/01/24(a)	6,777

45,647	1.865%, 05/01/36(a)	48,031

24,848	1.875%, 10/01/17(a)	25,205

1,230	1.875%, 09/01/17(a)	1,242

36,996	1.880%, 01/01/35(a)	39,008

33,994	1.880%, 11/01/35(a)	36,397

105,316	1.885%, 02/01/33(a)	110,608

19,240	1.888%, 01/01/23(a)	20,014

16,294	1.892%, 11/01/33(a)	16,756

24,444	1.899%, 04/01/36(a)	26,062

20,878	1.899%, 01/01/35(a)	21,972

5,923	1.904%, 10/01/35(a)	6,218

9,173	1.925%, 04/01/36(a)	9,783

95,986	1.925%, 11/01/34(a)	98,506

40,236	1.925%, 05/01/33(a)	42,343

33,013	1.925%, 05/01/35(a)	35,062

24,992	1.925%, 03/01/36(a)	26,521

64,164	1.940%, 06/01/35(a)	68,429

4,568	1.943%, 04/01/18(a)	4,745

44,711	1.945%, 11/01/35(a)	47,609

62,538	2.015%, 07/01/35(a)	66,551

45,859	2.016%, 04/01/36(a)	48,380

5,151	2.050%, 04/01/18(a)	5,293

6,926	2.051%, 08/01/29(a)	7,330

Principal Amount		Value (Note 2)

$325,464	2.055%, 11/01/35(a)	$342,030

29,155	2.085%, 02/01/25(a)	31,020

9,334	2.091%, 07/01/34(a)	10,119

52,095	2.105%, 12/01/32(a)	55,229

105,397	2.115%, 12/01/34(a)	112,358

38,893	2.120%, 02/01/35(a)	41,427

3,348	2.125%, 11/01/17(a)	3,505

5,728	2.126%, 04/01/33(a)	6,097

10,294	2.136%, 04/01/33(a)	10,676

103,142	2.145%, 11/01/34(a)	109,907

6,292	2.184%, 01/01/25(a)	6,545

7,987	2.205%, 12/01/32(a)	8,327

37,686	2.225%, 01/01/33(a)	40,158

24,201	2.227%, 04/01/33(a)	25,651

14,577	2.250%, 03/01/35(a)	15,668

6,018	2.251%, 05/01/32(a)	6,323

28,779	2.259%, 11/01/34(a)	30,703

33,371	2.263%, 04/01/40(a)	35,699

30,239	2.265%, 07/01/33(a)	32,230

29,868	2.277%, 01/01/33(a)	31,544

4,695	2.279%, 07/01/29(a)	4,812

9,982	2.306%, 06/01/32(a)	10,539

31,130	2.329%, 03/01/35(a)	33,177

99,999	2.344%, 02/01/37(a)	105,987

39,372	2.357%, 03/01/38(a)	41,488

3,147	2.359%, 05/01/33(a)	3,333

11,510	2.497%, 09/01/33(a)	12,086

9,112	2.500%, 07/01/28(a)	9,580

11,825	2.553%, 09/01/39(a)	12,526

39,832	2.573%, 01/01/28(a)	42,061

26,352	2.643%, 12/01/30(a)	28,290

3,588	3.361%, 04/01/33(a)	3,736

See Notes to Financial Statements	61	December 31, 2014

Portfolio of Investments (Note 10)

Forward Total MarketPlus Fund

Principal Amount		Value (Note 2)

Federal National Mortgage Association (FNMA) (continued): 8.39%

$1,693	3.839%, 10/01/27(a)	$1,709

625	4.500%, 02/01/18(a)	629

		2,421,139

	Total Agency Pass-Through Securities (Cost $3,535,609)	3,640,705

	Total Investments: 71.34% (Cost $20,523,868)	20,579,956

	Net Other Assets and Liabilities: 28.66%	8,266,560

	Net Assets: 100.00%	$28,846,516

Percentages are stated as a percent of net assets.

(a) Interest rate will change at a future date. Interest rate shown reflects the rate in effect at December 31, 2014.

Total Return Swap Contracts

Counter Party	Reference Entry/Obligation	Fund Pays	Fund Receives	Termination Date	Notional Amount	Net Unrealized Gain/(Loss)
Bank of America Merrill Lynch	Russell 3000® Total Return Index	1-month LIBOR plus 32 Bps	Total Return	01/05/15	$6,012,705	$(17,433)
Goldman Sachs	Russell 3000® Total Return Index	1-month LIBOR plus 44 Bps	Total Return	03/26/15	19,450,818	3,299,099
Total of Total Return Swap Contracts					$25,463,523	$3,281,666

Investment Abbreviations:

Bps — Basis Points

ETF — Exchange-Traded Fund

LIBOR — London Interbank Offered Rate

December 31, 2014	62	See Notes to Financial Statements

Portfolio of Investments (Note 10)

Forward U.S. Government Money Fund

Principal Amount		Value (Note 2)

U.S. Agency Bonds: 12.35%
Federal Farm Credit Bank (FFCB): 3.39%

$150,000	Federal Farm Credit Bank 0.370%, 10/14/15	$150,197

450,000	Federal Farm Credit Bank 0.550%, 08/17/15	450,979

520,000	Federal Farm Credit Bank 0.550%, 09/16/15	521,275

3,000,000	Federal Farm Credit Bank, Variable Rate 0.182%, 01/18/15, 04/18/16(a)	3,000,000

		4,122,451

Federal Home Loan Bank (FHLB): 6.67%

5,000,000	Federal Home Loan Bank 0.250%, 12/07/15	4,999,910

1,750,000	Federal Home Loan Bank 0.270%, 10/20/15	1,750,000

250,000	Federal Home Loan Bank 1.750%, 09/11/15	252,606

1,115,000	Federal Home Loan Bank, Variable Rate 0.142%, 02/03/15, 02/03/17(a)	1,112,949

		8,115,465

Federal Home Loan Mortgage Corporation (FHLMC): 1.12%

1,350,000	Federal Home Loan Mortgage Corporation 1.750%, 09/10/15	1,364,298

Federal National Mortgage Association (FNMA): 1.17%

350,000	Federal National Mortgage Association 0.350%, 08/28/15	350,338

345,000	Federal National Mortgage Association 0.500%, 09/28/15	345,732

196,000	Federal National Mortgage Association 1.875%, 09/09/15	198,237

250,000	Federal National Mortgage Association 1.875%, 10/15/15	253,200

270,000	Federal National Mortgage Association 2.125%, 10/21/15(b)	274,072

		1,421,579

	Total U.S. Agency Bonds (Cost $15,023,793)	15,023,793

Principal Amount		Value (Note 2)

Repurchase Agreements: 87.15%

$10,000,000	G.X. Clarke & Co., 0.150%, dated 12/31/14 and maturing 01/02/15 with a repurchase amount of $10,000,083, collateralized by a FFCB Security with a rate of 0.195% and with a maturity date of 06/20/17 with a par value of $10,000,000 and a collateral value of $10,005,806.	$10,000,000

31,000,000	G.X. Clarke & Co., 0.150%, dated 12/31/14 and maturing 01/02/15 with a repurchase amount of $31,000,258, collateralized by several, FAMC, FFCB, FICO, FNMA, and TVA securities with rates ranging from 0.000% to 6.250% and with maturity dates ranging from 04/08/15 to 06/02/23 with par value of $31,664,000 and a collateral value of $31,642,020.	31,000,000

13,000,000	G.X. Clarke & Co., 0.200%, dated 12/31/14 and maturing 01/02/15 with a repurchase amount of $13,000,144, collateralized by several FFCB Securities with rates ranging from 0.160% to 0.184% and with maturity dates ranging from 01/30/17 to 02/19/19 with a par value of $13,255,000 and a collateral value of $13,261,374.	13,000,000

13,000,000	G.X. Clarke & Co., 0.200%, dated 12/31/14 and maturing 01/07/15 with a repurchase amount of $13,000,506, collateralized by a FFCB Security with a rate of 0.184% and with a maturity date of 06/20/17 with a par value of $13,255,000 and a collateral value of $13,262,574.	13,000,000

13,000,000	G.X. Clarke & Co., 0.250%, dated 12/31/14 and maturing 01/02/15 with a repurchase amount of $13,000,181, collateralized by several FHLMC and U.S. Treasury Securities with rates ranging from 0.000% to 3.500% and with maturity dates ranging from 02/12/15 to 07/01/34 with a par value of $18,610,642 and a collateral value of $13,271,721.	13,000,000

See Notes to Financial Statements	63	December 31, 2014

Portfolio of Investments (Note 10)

Forward U.S. Government Money Fund

Principal Amount		Value (Note 2)

Repurchase Agreements (continued): 87.15%

$13,000,000	G.X. Clarke & Co., 0.250%, dated 12/31/14 and maturing 01/05/15 with a repurchase amount of $13,000,451, collateralized by several FFCB, FHLMC, and GNMA Securities with rates ranging from 0.130% to 7.000% and with maturity dates ranging from 10/01/15 to 07/20/43 with a par value of $37,658,843 and a collateral value of $13,271,123.	$13,000,000

13,000,000	G.X. Clarke & Co., 0.250%, dated 12/31/14 and maturing 01/06/15 with a repurchase amount of $13,000,542, collateralized by several FHLMC and GNMA Securities with rates ranging from 1.625% to 7.000% and with maturity dates ranging from 05/20/17 to 07/20/43 with a par value of $37,901,100 and a collateral value of $13,268,688.	13,000,000

	Total Repurchase Agreements (Cost $106,000,000)	106,000,000

	Total Investments: 99.50% (Cost $121,023,793)	121,023,793

	Net Other Assets and Liabilities: 0.50%	603,867

	Net Assets: 100.00%	$121,627,660

Percentages are stated as a percent of net assets.

(a) Interest rate will change at a future date. Interest rate shown reflects the rate in effect at December 31, 2014. The first maturity date shown is the next interest rate change date. The second maturity date shown is the final legal maturity.

(b) Represents a step-up bond. Rate disclosed is as of December 31, 2014.

Investment Abbreviations:

FAMC  —  Federal Agricultural Mortgage Corporation

FICO  —  Financing Corporation

GNMA  —  Government National Mortgage Association

TVA  —  Tennessee Valley Authority

December 31, 2014	64	See Notes to Financial Statements

Portfolio of Investments (Note 10)

Forward Balanced Allocation Fund

Shares		Allocation	Value (Note 2)

Affiliated Investment Companies: 99.17%

36,096	Forward Commodity Long/Short Strategy Fund — Class Z(a)	6.78%	$769,196

93,320	Forward Credit Analysis Long/Short Fund — Institutional Class(a)	6.12%	694,304

20,522	Forward Dynamic Income Fund — Institutional Class(a)	4.80%	545,075

102,144	Forward EM Corporate Debt Fund — Institutional Class(a)	7.83%	888,656

24,163	Forward Frontier Strategy Fund — Class Z	2.18%	247,192

25,998	Forward High Yield Bond Fund — Class Z	2.21%	251,145

222,869	Forward International Dividend Fund — Institutional Class(a)	14.28%	1,620,257

10,822	Forward International Real Estate Fund — Institutional Class(a)	1.40%	158,544

239,223	Forward Investment Grade Fixed-Income Fund — Class Z	23.53%	2,669,729

8,802	Forward Real Estate Fund — Institutional Class(a)	1.19%	134,668

65,495	Forward Select EM Dividend Fund — Institutional Class(a)	11.38%	1,291,556

21,078	Forward Select Opportunity Fund — Institutional Class(a)	4.61%	523,361

36,420	Forward Total MarketPlus Fund — Class Z	12.86%	1,459,726

	Total Affiliated Investment Companies (Cost $10,831,572)		11,253,409

	Total Investments: 99.17% (Cost $10,831,572)		11,253,409

	Net Other Assets and Liabilities: 0.83%		94,500

	Net Assets: 100.00%		$11,347,909

Percentages are stated as a percent of net assets.

(a) Forward Commodity Long/Short Strategy Fund, Forward Credit Analysis Long/Short Fund, Forward Dynamic Income Fund, Forward EM Corporate Debt Fund, Forward International Dividend Fund, Forward International Real Estate Fund, Forward Real Estate Fund, Forward Select EM Dividend Fund and Forward Select Opportunity Fund’s December 31, 2014 Annual Report may be obtained at www.forwardinvesting.com.

See Notes to Financial Statements	65	December 31, 2014

Portfolio of Investments (Note 10)

Forward Growth & Income Allocation Fund

Shares		Allocation	Value (Note 2)

Affiliated Investment Companies: 100.39%

83,953	Forward Commodity Long/Short Strategy Fund — Class Z(a)	7.50%	$1,789,039

123,320	Forward Credit Analysis Long/Short Fund — Institutional Class(a)	3.85%	917,499

45,153	Forward Dynamic Income Fund — Institutional Class(a)	5.03%	1,199,268

135,231	Forward EM Corporate Debt Fund — Institutional Class(a)	4.93%	1,176,513

64,533	Forward Frontier Strategy Fund — Class Z	2.77%	660,176

29,005	Forward High Yield Bond Fund — Class Z	1.17%	280,191

642,102	Forward International Dividend Fund — Institutional Class(a)	19.57%	4,668,083

26,161	Forward International Real Estate Fund — Institutional Class(a)	1.61%	383,255

318,011	Forward Investment Grade Fixed-Income Fund — Class Z	14.88%	3,549,008

22,015	Forward Real Estate Fund — Institutional Class(a)	1.41%	336,833

188,970	Forward Select EM Dividend Fund — Institutional Class(a)	15.62%	3,726,483

44,385	Forward Select Opportunity Fund — Institutional Class(a)	4.62%	1,102,068

103,760	Forward Total MarketPlus Fund — Class Z	17.43%	4,158,702

	Total Affiliated Investment Companies (Cost $23,694,243)		23,947,118

	Total Investments: 100.39% (Cost $23,694,243)		23,947,118

	Net Other Assets and Liabilities: (0.39)%		(93,507)

	Net Assets: 100.00%		$23,853,611

Percentages are stated as a percent of net assets.

(a) Forward Commodity Long/Short Strategy Fund, Forward Credit Analysis Long/Short Fund, Forward Dynamic Income Fund, Forward EM Corporate Debt Fund, Forward International Dividend Fund, Forward International Real Estate Fund, Forward Real Estate Fund, Forward Select EM Dividend Fund and Forward Select Opportunity Fund’s December 31, 2014 Annual Report may be obtained at www.forwardinvesting.com.

December 31, 2014	66	See Notes to Financial Statements

Portfolio of Investments (Note 10)

Forward Growth Allocation Fund

Shares		Allocation	Value (Note 2)

Affiliated Investment Companies: 99.13%

34,653	Forward Commodity Long/Short Strategy Fund — Class Z(a)	2.50%	$738,460

88,393	Forward Credit Analysis Long/Short Fund — Institutional Class(a)	2.23%	657,648

54,112	Forward Dynamic Income Fund — Institutional Class(a)	4.87%	1,437,217

102,579	Forward EM Corporate Debt Fund — Institutional Class(a)	3.02%	892,433

107,175	Forward Frontier Strategy Fund — Class Z	3.72%	1,096,401

24,829	Forward High Yield Bond Fund — Class Z	0.81%	239,849

929,359	Forward International Dividend Fund — Institutional Class(a)	22.90%	6,756,442

75,865	Forward International Real Estate Fund — Institutional Class(a)	3.77%	1,111,427

235,300	Forward Investment Grade Fixed-Income Fund — Class Z	8.90%	2,625,943

63,594	Forward Real Estate Fund — Institutional Class(a)	3.30%	972,994

274,069	Forward Select EM Dividend Fund — Institutional Class(a)	18.32%	5,404,632

58,647	Forward Select Opportunity Fund — Institutional Class(a)	4.93%	1,456,217

146,187	Forward Total MarketPlus Fund — Class Z	19.86%	5,859,185

	Total Affiliated Investment Companies (Cost $29,270,049)		29,248,848

	Total Investments: 99.13% (Cost $29,270,049)		29,248,848

	Net Other Assets and Liabilities: 0.87%		257,776

	Net Assets: 100.00%		$29,506,624

Percentages are stated as a percent of net assets.

(a) Forward Commodity Long/Short Strategy Fund, Forward Credit Analysis Long/Short Fund, Forward Dynamic Income Fund, Forward EM Corporate Debt Fund, Forward International Dividend Fund, Forward International Real Estate Fund, Forward Real Estate Fund, Forward Select EM Dividend Fund and Forward Select Opportunity Fund’s December 31, 2014 Annual Report may be obtained at www.forwardinvesting.com.

See Notes to Financial Statements	67	December 31, 2014

Portfolio of Investments (Note 10)

Forward Income & Growth Allocation Fund

Shares		Allocation	Value (Note 2)

Affiliated Investment Companies: 98.02%

9,755	Forward Commodity Long/Short Strategy Fund — Class Z(a)	5.47%	$207,874

39,699	Forward Credit Analysis Long/Short Fund — Institutional Class(a)	7.77%	295,364

6,716	Forward Dynamic Income Fund — Institutional Class(a)	4.69%	178,388

46,821	Forward EM Corporate Debt Fund — Institutional Class(a)	10.72%	407,342

25,122	Forward Emerging Markets Fund — Institutional Class(a)	6.86%	260,763

6,553	Forward Frontier Strategy Fund — Class Z	1.76%	67,041

11,177	Forward High Yield Bond Fund — Class Z	2.84%	107,968

49,228	Forward International Dividend Fund — Institutional Class(a)	9.42%	357,890

6,512	Forward International Real Estate Fund — Institutional Class(a)	2.51%	95,405

110,901	Forward Investment Grade Fixed-Income Fund — Class Z	32.57%	1,237,660

4,536	Forward Real Estate Fund — Institutional Class(a)	1.83%	69,396

6,757	Forward Select Opportunity Fund — Institutional Class(a)	4.42%	167,777

6,786	Forward Total MarketPlus Fund — Class Z	7.16%	271,971

	Total Affiliated Investment Companies (Cost $3,486,128)		3,724,839

	Total Investments: 98.02% (Cost $3,486,128)		3,724,839

	Net Other Assets and Liabilities: 1.98%		75,343

	Net Assets: 100.00%		$3,800,182

Percentages are stated as a percent of net assets.

(a) Forward Commodity Long/Short Strategy Fund, Forward Credit Analysis Long/Short Fund, Forward Dynamic Income Fund, Forward EM Corporate Debt Fund, Forward Emerging Markets Fund, Forward International Dividend Fund, Forward International Real Estate Fund, Forward Real Estate Fund and Forward Select Opportunity Fund’s December 31, 2014 Annual Report may be obtained at www.forwardinvesting.com.

December 31, 2014	68	See Notes to Financial Statements

Portfolio of Investments (Note 10)

Forward Income Builder Fund

Shares		Allocation	Value (Note 2)

Affiliated Investment Companies: 98.06%
216,654	Forward Credit Analysis Long/Short Fund — Institutional Class(a)	9.81%	$1,611,905

449,678	Forward EM Corporate Debt Fund — Institutional Class(a)	23.81%	3,912,202

76,457	Forward Global Infrastructure Fund — Institutional Class(a)	10.71%	1,759,277

169,240	Forward High Yield Bond Fund — Class Z	9.95%	1,634,856

221,138	Forward International Dividend Fund — Institutional Class(a)	9.79%	1,607,675

102,723	Forward Real Estate Fund — Institutional Class(a)	9.57%	1,571,666

157,773	Forward Select Income Fund — Institutional Class(a)	24.42%	4,012,171

	Total Affiliated Investment Companies (Cost $16,508,869)		16,109,752

	Total Investments: 98.06% (Cost $16,508,869)		16,109,752

	Net Other Assets and Liabilities: 1.94%		318,347

	Net Assets: 100.00%		$16,428,099

Percentages are stated as a percent of net assets.

(a) Forward Credit Analysis Long/Short Fund, Forward EM Corporate Debt Fund, Forward Global Infrastructure Fund, Forward International Dividend Fund, Forward Real Estate Fund and Forward Select Income Fund’s December 31, 2014 Annual Report may be obtained at www.forwardinvesting.com.

See Notes to Financial Statements	69	December 31, 2014

Portfolio of Investments (Note 10)

Forward Multi-Strategy Fund

Shares		Allocation	Value (Note 2)

Affiliated Investment Companies: 96.74%
19,495	Forward Commodity Long/Short Strategy Fund — Class Z(a)	2.71%	$415,433

20,188	Forward Credit Analysis Long/Short Fund — Institutional Class(a)	0.98%	150,202

67,321	Forward Dynamic Income Fund — Institutional Class(a)	11.66%	1,788,047

10,834	Forward EM Corporate Debt Fund — Institutional Class(a)	0.61%	94,258

257,118	Forward Emerging Markets Fund — Institutional Class(a)	17.41%	2,668,881

37,331	Forward Equity Long/Short Fund — Institutional Class(a)	6.24%	956,796

76,421	Forward Frontier Strategy Fund — Class Z	5.10%	781,792

19,678	Forward Global Infrastructure Fund — Institutional Class(a)	2.95%	452,785

231,514	Forward International Dividend Fund — Institutional Class(a)	10.98%	1,683,106

25,919	Forward International Real Estate Fund — Institutional Class(a)	2.48%	379,716

54,205	Forward Real Estate Long/Short Fund — Institutional Class(a)	12.22%	1,872,779

31,086	Forward Select Income Fund — Institutional Class(a)	5.16%	790,516

34,050	Forward Select Opportunity Fund — Institutional Class(a)	5.51%	845,467

80,513	Forward Tactical Enhanced Fund — Institutional Class(a)	12.73%	1,950,825

	Total Affiliated Investment Companies (Cost $14,760,506)		14,830,603

	Total Investments: 96.74% (Cost $14,760,506)		14,830,603

	Net Other Assets and Liabilities: 3.26%		500,252

	Net Assets: 100.00%		$15,330,855

Percentages are stated as a percent of net assets.

(a) Forward Commodity Long/Short Strategy Fund, Forward Credit Analysis Long/Short Fund, Forward Dynamic Income Fund, Forward EM Corporate Debt Fund, Forward Emerging Markets Fund, Forward Equity Long/Short Fund, Forward Global Infrastructure Fund, Forward International Dividend Fund, Forward International Real Estate Fund, Forward Real Estate Long/Short Fund, Forward Select Income Fund, Forward Select Opportunity Fund and Forward Tactical Enhanced Fund’s December 31, 2014 Annual Report may be obtained at www.forwardinvesting.com.

December 31, 2014	70	See Notes to Financial Statements

Statement of Assets and Liabilities

	Forward Frontier Strategy Fund	Forward High Yield Bond Fund	Forward Investment Grade Fixed- Income Fund
Assets:
Investments, at value	$84,457,598	$120,716,427	$11,573,778
Cash	17,287,305	5,335,456	874,474
Deposit with broker for swap contracts	11,170,000	—	—
Unrealized gain on swap contracts	1,546,134	—	—
Receivable for investments sold	7,183,883	—	—
Receivable for shares sold	302,261	354,266	—
Receivable due from advisor	—	—	18,695
Interest and dividends receivable	307,124	2,176,151	—
Other assets	10,570	16,459	10,669

Total Assets	122,264,875	128,598,759	12,477,616

Liabilities:
Unrealized loss on swap contracts	8,583,238	—	—
Payable for swap contract payments	1,012,631	—	—
Payable for investments purchased	—	3,609,165	—
Payable for shares redeemed	4,190,520	942,451	5,185
Payable to advisor	52,450	26,562	—
Payable to sub-advisor	—	26,562	—
Payable for distribution and service fees	15,741	31,334	614
Payable to trustees	5,842	4,946	475
Payable for chief compliance officer fee	825	703	67
Payable for legal and audit fees	34,785	29,186	20,530
Accrued expenses and other liabilities	47,980	26,969	7,583

Total Liabilities	13,944,012	4,697,878	34,454

Net Assets	$108,320,863	$123,900,881	$12,443,162

Net Assets Consist of:
Paid-in capital	$120,820,743	$128,483,079	$27,784,562
Accumulated net investment income	—	—	20,140
Accumulated net realized loss on investments, written option contracts, futures contracts and swap contracts	(5,627,616)	(507,867)	(15,323,290)
Net unrealized depreciation on investments and swap contracts	(6,872,264)	(4,074,331)	(38,250)

Total Net Assets	$108,320,863	$123,900,881	$12,443,162

Investments, At Cost	$84,292,758	$124,790,758	$11,612,028

Pricing of Shares
Investor Class:
Net Asset Value, offering and redemption price per share	$10.14	$9.71	$11.14
Net Assets	$18,200,905	$56,325,701	$1,076,772
Shares of beneficial interest outstanding	1,795,608	5,802,730	96,619
Institutional Class:
Net Asset Value, offering and redemption price per share	$10.18	$9.67	$11.18
Net Assets	$85,198,797	$64,168,099	$1,288,083
Shares of beneficial interest outstanding	8,366,420	6,632,932	115,249

See Notes to Financial Statements	71	December 31, 2014

Statement of Assets and Liabilities

	Forward Frontier Strategy Fund (continued)	Forward High Yield Bond Fund (continued)	Forward Investment Grade Fixed- Income Fund (continued)
Class C:
Net Asset Value, offering and redemption price per share	—	$9.67	—
Net Assets	—	$893,707	—
Shares of beneficial interest outstanding	—	92,379	—
Advisor Class:
Net Asset Value, offering and redemption price per share	$10.20	—	—
Net Assets	$2,069,321	—	—
Shares of beneficial interest outstanding	202,924	—	—
Class Z:
Net Asset Value, offering and redemption price per share	$10.23	$9.66	$11.16
Net Assets	$2,851,840	$2,513,374	$10,078,307
Shares of beneficial interest outstanding	278,845	260,249	903,436

December 31, 2014	72	See Notes to Financial Statements

Statement of Assets and Liabilities

	Forward Total MarketPlus Fund	Forward U.S. Government Money Fund
Assets:
Investments, at value	$20,579,956	$15,023,793
Repurchase agreements, at value	—	106,000,000
Cash	5,055,353	591,324
Unrealized gain on swap contracts	3,299,099	—
Receivable for investments sold	10,543	—
Receivable due from advisor	—	17,734
Interest and dividends receivable	8,423	19,392
Other assets	10,611	17,101

Total Assets	28,963,985	121,669,344

Liabilities:
Unrealized loss on swap contracts	17,433	—
Payable for swap contract payments	17,866	—
Payable for shares redeemed	28,516	—
Payable for fund distribution	—	983
Payable to advisor	6,354	—
Payable for distribution and service fees	2,591	205
Payable to trustees	1,005	4,008
Payable for chief compliance officer fee	142	568
Payable for legal and audit fees	29,170	21,518
Accrued expenses and other liabilities	14,392	14,402

Total Liabilities	117,469	41,684

Net Assets	$28,846,516	$121,627,660

Net Assets Consist of:
Paid-in capital	$25,122,551	$121,628,836
Accumulated net investment income	—	—
Accumulated net realized gain/(loss) on investments and swap contracts	386,211	(1,176)
Net unrealized appreciation on investments and swap contracts	3,337,754	—

Total Net Assets	$28,846,516	$121,627,660

Investments, At Cost	$20,523,868	$15,023,793

Repurchase Agreements, At Cost	$—	$106,000,000

Pricing of Shares
Investor Class:
Net Asset Value, offering and redemption price per share	$37.07	$1.00
Net Assets	$1,976,211	$3,819,363
Shares of beneficial interest outstanding	53,310	3,819,064
Institutional Class:
Net Asset Value, offering and redemption price per share	$39.91	$1.00
Net Assets	$15,121,552	$117,808,297
Shares of beneficial interest outstanding	378,937	117,810,661
Class Z:
Net Asset Value, offering and redemption price per share	$40.08	—
Net Assets	$11,748,753	—
Shares of beneficial interest outstanding	293,153	—

See Notes to Financial Statements	73	December 31, 2014

Statement of Assets and Liabilities

	Forward Balanced Allocation Fund	Forward Growth & Income Allocation Fund	Forward Growth Allocation Fund
Assets:
Investments in affiliates, at value	$11,253,409	$23,947,118	$29,248,848
Cash	88,872	137,204	293,973
Receivable for shares sold	15,321	4,898	1,264
Other assets	18,371	18,938	18,769

Total Assets	11,375,973	24,108,158	29,562,854

Liabilities:
Payable for shares redeemed	5,137	224,068	24,927
Payable for distribution and service fees	5,909	11,639	11,400
Payable for chief compliance officer fee	61	126	155
Payable for legal and audit fees	12,846	12,908	12,851
Accrued expenses and other liabilities	4,111	5,806	6,897

Total Liabilities	28,064	254,547	56,230

Net Assets	$11,347,909	$23,853,611	$29,506,624

Net Assets Consist of:
Paid-in capital	$13,543,318	$28,686,552	$36,149,275
Accumulated net investment income	26,000	27,830	47,415
Accumulated net realized loss on investments	(2,643,246)	(5,113,646)	(6,668,865)
Net unrealized appreciation/(depreciation) on investments	421,837	252,875	(21,201)

Total Net Assets	$11,347,909	$23,853,611	$29,506,624

Investments in Affiliates, At Cost	$10,831,572	$23,694,243	$29,270,049

Pricing of Shares
Investor Class:
Net Asset Value, offering and redemption price per share	$14.95	$15.19	$14.33
Net Assets	$1,416,052	$3,696,827	$2,827,395
Shares of beneficial interest outstanding	94,713	243,317	197,328
Institutional Class:
Net Asset Value, offering and redemption price per share	$14.97	$15.21	$14.33
Net Assets	$2,070,164	$4,374,507	$11,169,886
Shares of beneficial interest outstanding	138,254	287,620	779,473
Class A:
Net Asset Value, offering and redemption price per share	$14.95	$15.16	$14.32
Net Assets	$3,766,108	$7,731,151	$7,932,919
Shares of beneficial interest outstanding	251,915	509,861	553,864
Maximum offering price per share (NAV/0.9425, based on maximum sales charge of 5.75% of the offering price)	$15.86	$16.08	$15.19
Class C:
Net Asset Value, offering and redemption price per share	$14.92	$15.16	$14.20
Net Assets	$4,095,585	$8,051,126	$7,576,424
Shares of beneficial interest outstanding	274,548	530,931	533,534

December 31, 2014	74	See Notes to Financial Statements

Statement of Assets and Liabilities

	Forward Income & Growth Allocation Fund		Forward Income Builder Fund	Forward Multi- Strategy Fund
Assets:
Investments in affiliates, at value	$3,724,839		$16,109,752	$14,830,603
Cash	53,834		243,124	497,433
Receivable for shares sold	21,594		100,200	1,649
Receivable due from advisor	—		9,264	5,222
Other assets	17,945		20,005	17,580

Total Assets	3,818,212		16,482,345	15,352,487

Liabilities:
Payable for shares redeemed	—		27,872	—
Payable for distribution and service fees	2,336		8,434	4,271
Payable for chief compliance officer fee	21		92	80
Payable for legal and audit fees	12,631		12,595	12,517
Accrued expenses and other liabilities	3,042		5,253	4,764

Total Liabilities	18,030		54,246	21,632

Net Assets	$3,800,182		$16,428,099	$15,330,855

Net Assets Consist of:
Paid-in capital	$3,479,303		$17,022,571	$18,518,278
Accumulated net investment income	—		—	30,595
Accumulated net realized gain/(loss) on investments	82,168		(195,355)	(3,288,115)
Net unrealized appreciation/(depreciation) on investments	238,711		(399,117)	70,097

Total Net Assets	$3,800,182		$16,428,099	$15,330,855

Investments in Affiliates, At Cost	$3,486,128		$16,508,869	$14,760,506

Pricing of Shares
Investor Class:
Net Asset Value, offering and redemption price per share	$11.11		$14.60	$14.42
Net Assets	$405,989		$2,326,029	$942,458
Shares of beneficial interest outstanding	36,542		159,333	65,344
Institutional Class:
Net Asset Value, offering and redemption price per share	$11.12		$14.62	$14.95
Net Assets	$1,202,981		$4,375,747	$9,302,343
Shares of beneficial interest outstanding	108,191		299,200	622,267
Class A:
Net Asset Value, offering and redemption price per share	$11.10		$14.61	$14.72
Net Assets	$801,326		$1,957,930	$3,103,495
Shares of beneficial interest outstanding	72,173		133,987	210,811
Maximum offering price per share	$11.78	(a)	$15.18 (b)	$15.62	(a)
Class C:
Net Asset Value, offering and redemption price per share	$11.04		$14.54	$14.01
Net Assets	$1,389,886		$7,768,393	$1,982,559
Shares of beneficial interest outstanding	125,951		534,251	141,539

(a) Maximum offering price per share (NAV/0.9425, based on maximum sales charge of 5.75% of the offering price)

(b) Maximum offering price per share (NAV/0.9625, based on maximum sales charge of 3.75% of the offering price)

See Notes to Financial Statements	75	December 31, 2014

Statement of Operations

For the Year Ended December 31, 2014

	Forward Frontier Strategy Fund	Forward High Yield Bond Fund	Forward Investment Grade Fixed- Income Fund
Investment Income:
Interest	$1,348,594	$7,967,793	$592,757
Dividends	36,009	—	33,202

Total Investment Income	1,384,603	7,967,793	625,959

Expenses:
Investment advisory fee	1,258,797	319,155	47,510
Investment sub-advisory fee	—	319,155	44,808
Administration fee	104,522	83,463	26,453
Custodian fee	4,128	8,699	6,293
Legal and audit fees	73,374	57,451	93,896
Transfer agent fee	55,662	38,012	7,797
Trustees’ fees and expenses	25,656	20,936	2,932
Registration/filing fees	39,303	47,007	29,644
Reports to shareholder and printing fees	50,315	18,447	5,184
Distribution and service fees
Investor Class	131,370	246,488	5,781
Institutional Class	108,337	72,280	2,919
Class C	—	11,240	—
Advisor Class	1,760	—	—
Chief compliance officer fee	9,360	8,004	1,188
Other	13,796	10,074	2,430

Total expenses before waiver	1,876,380	1,260,411	276,835
Less fees waived/reimbursed by investment advisor (Note 3)	(316,879)	—	(21,397)

Total Net Expenses	1,559,501	1,260,411	255,438

Net Investment Income/(Loss):	(174,898)	6,707,382	370,521

Net realized gain/(loss) on investments	65,059	3,449,195	(6,388,136)
Net realized loss on written option contracts	—	—	(5,814)
Net realized gain on futures contracts	—	—	62,561
Net realized gain on swap contracts	16,483,885	—	—
Net change in unrealized appreciation/(depreciation) on investments	114,785	(7,828,872)	6,907,784
Net change in unrealized depreciation on written option contracts	—	—	(147)
Net change in unrealized appreciation on futures contracts	—	—	73,678
Net change in unrealized depreciation on swap contracts	(17,090,514)	—	—

Net Realized and Unrealized Gain/(Loss) on Investments, Written Option Contracts, Futures Contracts and Swap Contracts	(426,785)	(4,379,677)	649,926

Net Increase/(Decrease) in Net Assets Resulting From Operations	$(601,683)	$2,327,705	$1,020,447

December 31, 2014	76	See Notes to Financial Statements

Statement of Operations

For the Year Ended December 31, 2014

	Forward Total MarketPlus Fund	Forward U.S. Government Money Fund
Investment Income:
Interest	$78,651	$190,874
Dividends	149,214	—

Total Investment Income	227,865	190,874

Expenses:
Investment advisory fee	149,170	73,243
Administration fee	40,244	70,260
Custodian fee	526	—
Legal and audit fees	42,117	61,071
Transfer agent fee	17,138	26,369
Trustees’ fees and expenses	4,780	15,196
Registration/filing fees	25,615	42,739
Reports to shareholder and printing fees	10,409	17,602
Distribution and service fees
Investor Class	8,736	5,858
Institutional Class	17,559	—
Class A	—	3,414
Class C	—	18,456
Administrative services fees-Investor Class, Institutional Class, Class A and Class C	—	209,030
Chief compliance officer fee	1,852	5,646
Other	2,880	8,066

Total expenses before waiver	321,026	556,950
Less fees waived/reimbursed by investment advisor (Note 3)	(70,976)	(138,475)
Distribution and service fees
Investor Class	—	(5,858)
Class A	—	(3,414)
Class C	—	(18,456)
Administrative services fees-Investor Class, Institutional Class, Class A and Class C	—	(209,030)

Total Net Expenses	250,050	181,717

Net Investment Income/(Loss):	(22,185)	9,157

Net realized loss on investments	(13,872)	—
Net realized gain on swap contracts	7,094,911	—
Long-term capital gains from other investment companies	11,282	—
Net change in unrealized depreciation on investments	(36,646)	—
Net change in unrealized depreciation on swap contracts	(4,010,156)	—

Net Realized and Unrealized Gain on Investments and Swap Contracts	3,045,519	—

Net Increase in Net Assets Resulting From Operations	$3,023,334	$9,157

See Notes to Financial Statements	77	December 31, 2014

Statement of Operations

For the Year Ended December 31, 2014

	Forward Balanced Allocation Fund	Forward Growth & Income Allocation Fund	Forward Growth Allocation Fund
Investment Income:
Dividends from affiliated investment company shares	$784,456	$1,277,808	$1,738,961

Total Investment Income	784,456	1,277,808	1,738,961

Expenses:
Investment advisory fee	19,739	29,103	36,605
Administration fee	11,842	13,816	15,386
Custodian fee	2,182	1,769	1,668
Legal and audit fees	21,307	21,430	21,401
Transfer agent fee	8,778	19,479	21,838
Registration/filing fees	38,995	39,887	38,276
Reports to shareholder and printing fees	6,749	10,474	11,667
Distribution and service fees
Investor Class	10,454	19,457	15,319
Class A	15,101	29,902	31,768
Class C	50,858	91,797	90,771
Chief compliance officer fee	1,237	1,814	2,280
Other	4,693	3,380	4,490

Total expenses before waiver	191,935	282,308	291,469
Less fees waived/reimbursed by investment advisor (Note 3)	(19,739)	(29,103)	(36,605)

Total Net Expenses	172,196	253,205	254,864

Net Investment Income:	612,260	1,024,603	1,484,097

Net realized gain on affiliated investments	779,767	457,275	650,991
Long-term capital gains from affiliated investment companies	130,099	334,532	490,808
Net change in unrealized depreciation on affiliated investments	(1,049,168)	(1,487,749)	(2,153,517)

Net Realized and Unrealized Loss on Investments	(139,302)	(695,942)	(1,011,718)

Net Increase in Net Assets Resulting From Operations	$472,958	$328,661	$472,379

December 31, 2014	78	See Notes to Financial Statements

Statement of Operations

For the Year Ended December 31, 2014

	Forward Income & Growth Allocation Fund	Forward Income Builder Fund	Forward Multi- Strategy Fund
Investment Income:
Interest	$—	$136	$58
Dividends from affiliated investment company shares	317,373	1,020,140	858,234

Total Investment Income	317,373	1,020,276	858,292

Expenses:
Investment advisory fee	9,538	18,029	17,849
Administration fee	9,717	11,395	11,486
Custodian fee	2,023	857	—
Legal and audit fees	20,986	23,036	22,947
Transfer agent fee	4,717	9,116	11,418
Registration/filing fees	37,918	45,812	36,977
Reports to shareholder and printing fees	4,727	9,083	11,058
Distribution and service fees
Investor Class	2,725	10,222	7,615
Class A	3,105	4,743	12,167
Class C	16,921	74,989	21,980
Chief compliance officer fee	600	1,125	1,110
Other	3,186	2,578	2,508

Total expenses before waiver	116,163	210,985	157,115
Less fees waived/reimbursed by investment advisor (Note 3)	(9,538)	(37,188)	(30,531)

Total Net Expenses	106,625	173,797	126,584

Net Investment Income:	210,748	846,479	731,708

Net realized gain on affiliated investments	783,897	378,010	289,187
Long-term capital gains from affiliated investment companies	34,685	212,179	230,985
Net change in unrealized depreciation on affiliated investments	(713,750)	(713,941)	(378,182)

Net Realized and Unrealized Gain/(Loss) on Investments	104,832	(123,752)	141,990

Net Increase in Net Assets Resulting From Operations	$315,580	$722,727	$873,698

See Notes to Financial Statements	79	December 31, 2014

Statement of Changes in Net Assets

	Forward Frontier Strategy Fund
	Year Ended December 31, 2014	Year Ended December 31, 2013(a)
Operations:
Net investment loss	$(174,898)	$(304,618)
Net realized gain on investments	65,059	33,126
Net realized gain on swap contracts	16,483,885	8,185,458
Net change in unrealized appreciation/(depreciation) on investments and swap contracts	(16,975,729)	9,270,738

Net increase/(decrease) in net assets resulting from operations	(601,683)	17,184,704

Distributions to Shareholders:
From net investment income
Investor Class	—	(55,831)
Institutional Class	—	(979,169)
Advisor Class	—	(11,827)
Class Z	—	(72,922)
From net realized gains on investments
Investor Class	(4,016,832)	(1,010)
Institutional Class	(18,344,061)	(17,705)
Advisor Class	(375,391)	(214)
Class Z	(513,928)	(1,318)

Total distributions	(23,250,212)	(1,139,996)

Share Transactions:
Investor Class
Proceeds from sale of shares	76,771,153	9,697,794
Issued to shareholders in reinvestment of distributions	3,977,409	46,909
Cost of shares redeemed	(61,322,865)	(6,654,131)

Net increase from share transactions	19,425,697	3,090,572

Institutional Class
Proceeds from sale of shares	39,116,991	37,631,520
Issued to shareholders in reinvestment of distributions	12,627,163	705,569
Cost of shares redeemed	(42,127,401)	(17,436,674)

Net increase from share transactions	9,616,753	20,900,415

Advisor Class
Proceeds from sale of shares	1,823,948	1,015,500
Issued to shareholders in reinvestment of distributions	373,429	11,926
Cost of shares redeemed	(717,298)	(16,706)

Net increase from share transactions	1,480,079	1,010,720

Class Z
Proceeds from sale of shares	2,895,000	3,205,262
Issued to shareholders in reinvestment of distributions	513,925	74,240
Cost of shares redeemed	(6,958,000)	(3,855,000)

Net decrease from share transactions	(3,549,075)	(575,498)

Net increase in net assets	$3,121,559	$40,470,917

Net Assets:
Beginning of period	105,199,304	64,728,387

End of period (including accumulated net investment income of $0 and $0, respectively)	$108,320,863	$105,199,304

December 31, 2014	80	See Notes to Financial Statements

Statement of Changes in Net Assets

	Forward Frontier Strategy Fund (continued)
	Year Ended December 31, 2014	Year Ended December 31, 2013(a)
Changes in Shares Outstanding:
Investor Class
Sold	5,595,238	858,770
Distributions reinvested	373,631	3,999
Redeemed	(4,725,296)	(599,375)

Net increase in shares outstanding	1,243,573	263,394

Institutional Class
Sold	3,225,686	3,385,958
Distributions reinvested	1,187,280	59,997
Redeemed	(3,690,142)	(1,537,396)

Net increase in shares outstanding	722,824	1,908,559

Advisor Class
Sold	129,563	92,046
Distributions reinvested	35,213	1,014
Redeemed	(54,399)	(1,399)

Net increase in shares outstanding	110,377	91,661

Class Z
Sold	217,682	299,830
Distributions reinvested	47,552	6,302
Redeemed	(509,692)	(350,655)

Net decrease in shares outstanding	(244,458)	(44,523)

(a) Prior to May 1, 2013, the Forward Frontier Strategy Fund Advisor Class was known as the Forward Frontier Strategy Fund Class M.

See Notes to Financial Statements	81	December 31, 2014

Statement of Changes in Net Assets

	Forward High Yield Bond Fund
	Year Ended December 31, 2014	Year Ended December 31, 2013
Operations:
Net investment income	$6,707,382	$8,471,236
Net realized gain on investments	3,449,195	1,841,998
Net change in unrealized depreciation on investments	(7,828,872)	(992,026)

Net increase in net assets resulting from operations	2,327,705	9,321,208

Distributions to Shareholders:
From net investment income
Investor Class	(2,502,858)	(3,145,512)
Institutional Class	(3,961,537)	(4,724,696)
Class C	(51,152)	(62,303)
Class Z	(263,772)	(540,601)
From net realized gains on investments
Investor Class	(1,563,757)	(810,205)
Institutional Class	(1,771,255)	(981,629)
Class C	(26,274)	(14,672)
Class Z	(73,891)	(151,115)

Total distributions	(10,214,496)	(10,430,733)

Share Transactions:
Investor Class
Proceeds from sale of shares	56,696,218	92,288,235
Issued to shareholders in reinvestment of distributions	2,037,836	1,359,003
Cost of shares redeemed	(60,760,603)	(56,381,534)

Net increase/(decrease) from share transactions	(2,026,549)	37,265,704

Institutional Class
Proceeds from sale of shares	69,409,114	82,237,601
Issued to shareholders in reinvestment of distributions	4,377,392	4,238,466
Cost of shares redeemed	(84,734,981)	(102,115,733)

Net decrease from share transactions	(10,948,475)	(15,639,666)

Class C
Proceeds from sale of shares	140,632	489,647
Issued to shareholders in reinvestment of distributions	69,972	61,888
Cost of shares redeemed	(516,928)	(527,303)

Net increase/(decrease) from share transactions	(306,324)	24,232

Class Z
Proceeds from sale of shares	6,065,000	9,862,000
Cost of shares redeemed	(15,261,387)	(13,256,000)

Net decrease from share transactions	(9,196,387)	(3,394,000)

Net increase/(decrease) in net assets	$(30,364,526)	$17,146,745

Net Assets:
Beginning of period	154,265,407	137,118,662

End of period (including accumulated net investment income of $0 and $10,293, respectively)	$123,900,881	$154,265,407

December 31, 2014	82	See Notes to Financial Statements

Statement of Changes in Net Assets

	Forward High Yield Bond Fund (continued)
	Year Ended December 31, 2014	Year Ended December 31, 2013
Changes in Shares Outstanding:
Investor Class
Sold	5,472,825	8,807,679
Distributions reinvested	205,209	130,554
Redeemed	(5,855,006)	(5,405,483)

Net increase/(decrease) in shares outstanding	(176,972)	3,532,750

Institutional Class
Sold	6,712,199	7,852,761
Distributions reinvested	430,146	406,803
Redeemed	(8,189,766)	(9,749,362)

Net decrease in shares outstanding	(1,047,421)	(1,489,798)

Class C
Sold	13,387	46,971
Distributions reinvested	6,903	5,945
Redeemed	(49,786)	(50,544)

Net increase/(decrease) in shares outstanding	(29,496)	2,372

Class Z
Sold	580,803	953,307
Redeemed	(1,467,226)	(1,270,456)

Net decrease in shares outstanding	(886,423)	(317,149)

See Notes to Financial Statements	83	December 31, 2014

Statement of Changes in Net Assets

	Forward Investment Grade Fixed-Income Fund
	Year Ended December 31, 2014	Year Ended December 31, 2013
Operations:
Net investment income	$370,521	$102,419
Net realized gain/(loss) on investments	(6,388,136)	703,004
Net realized loss on written option contracts	(5,814)	—
Net realized gain on futures contracts	62,561	186,137
Net change in unrealized appreciation/(depreciation) on investments, written options contracts and futures contracts	6,981,315	(2,364,978)

Net increase/(decrease) in net assets resulting from operations	1,020,447	(1,373,418)

Distributions to Shareholders:
From net investment income
Investor Class	(18,427)	(61,437)
Institutional Class	(62,719)	(304,317)
Class Z	(319,294)	(725,021)

Total distributions	(400,440)	(1,090,775)

Share Transactions:
Investor Class
Proceeds from sale of shares	6,465	10,448,298
Issued to shareholders in reinvestment of distributions	18,379	49,564
Cost of shares redeemed	(279,439)	(11,887,947)

Net decrease from share transactions	(254,595)	(1,390,085)

Institutional Class
Proceeds from sale of shares	106,711	5,613,087
Issued to shareholders in reinvestment of distributions	59,779	300,478
Cost of shares redeemed	(5,829,817)	(7,882,951)

Net decrease from share transactions	(5,663,327)	(1,969,386)

Class Z
Proceeds from sale of shares	7,542,000	2,684,000
Cost of shares redeemed	(15,883,000)	(18,983,000)

Net decrease from share transactions	(8,341,000)	(16,299,000)

Net decrease in net assets	$(13,638,915)	$(22,122,664)

Net Assets:
Beginning of period	26,082,077	48,204,741

End of period (including accumulated net investment income of $20,140 and $14, respectively)	$12,443,162	$26,082,077

Changes in Shares Outstanding:
Investor Class
Sold	584	937,983
Distributions reinvested	1,662	4,345
Redeemed	(25,223)	(1,060,550)

Net decrease in shares outstanding	(22,977)	(118,222)

December 31, 2014	84	See Notes to Financial Statements

Statement of Changes in Net Assets

	Forward Investment Grade Fixed-Income Fund (continued)
	Year Ended December 31, 2014	Year Ended December 31, 2013
Institutional Class
Sold	9,602	489,040
Distributions reinvested	5,396	26,358
Redeemed	(525,250)	(707,557)

Net decrease in shares outstanding	(510,252)	(192,159)

Class Z
Sold	679,312	239,489
Redeemed	(1,434,988)	(1,651,224)

Net decrease in shares outstanding	(755,676)	(1,411,735)

See Notes to Financial Statements	85	December 31, 2014

Statement of Changes in Net Assets

	Forward Total MarketPlus Fund
	Year Ended December 31, 2014	Year Ended December 31, 2013(a)
Operations:
Net investment loss	$(22,185)	$(47,556)
Net realized loss on investments	(13,872)	(180,392)
Net realized gain on swap contracts	7,094,911	7,771,695
Long-term capital gain distributions from other investment companies	11,282	16,602
Net change in unrealized appreciation/(depreciation) on investments and swap contracts	(4,046,802)	3,096,749

Net increase in net assets resulting from operations	3,023,334	10,657,098

Distributions to Shareholders:
From net realized gains on investments
Investor Class	(93,262)	—
Institutional Class	(667,762)	—
Class Z	(510,702)	—

Total distributions	(1,271,726)	—

Share Transactions:
Investor Class
Proceeds from sale of shares	549,393	706,908
Issued to shareholders in reinvestment of distributions	88,333	—
Cost of shares redeemed	(575,261)	(1,300,010)

Net increase/(decrease) from share transactions	62,465	(593,102)

Institutional Class
Proceeds from sale of shares	176,717	1,716,740
Issued to shareholders in reinvestment of distributions	468,645	—
Cost of shares redeemed	(8,384,097)	(11,735,057)

Net decrease from share transactions	(7,738,735)	(10,018,317)

Class Z
Proceeds from sale of shares	9,950,000	34,121,000
Issued to shareholders in reinvestment of distributions	510,702	—
Cost of shares redeemed	(16,665,000)	(22,625,567)

Net increase/(decrease) from share transactions	(6,204,298)	11,495,433

Net increase/(decrease) in net assets	$(12,128,960)	$11,541,112

Net Assets:
Beginning of period	40,975,476	29,434,364

End of period (including accumulated net investment income of $0 and $0, respectively)	$28,846,516	$40,975,476

Changes in Shares Outstanding:
Investor Class
Sold	14,610	23,829
Distributions reinvested	2,391	—
Redeemed	(15,971)	(44,499)

Net increase/(decrease) in shares outstanding	1,030	(20,670)

December 31, 2014	86	See Notes to Financial Statements

Statement of Changes in Net Assets

	Forward Total MarketPlus Fund (continued)
	Year Ended December 31, 2014	Year Ended December 31, 2013(a)
Institutional Class
Sold	4,547	53,713
Distributions reinvested	11,790	—
Redeemed	(216,070)	(367,879)

Net decrease in shares outstanding	(199,733)	(314,166)

Class Z
Sold	245,670	1,086,289
Distributions reinvested	12,793	—
Redeemed	(432,263)	(691,824)

Net increase/(decrease) in shares outstanding	(173,800)	394,465

(a) Prior to May 1, 2013, the Forward Total MarketPlus Fund was known as the Forward Extended MarketPlus Fund.

See Notes to Financial Statements	87	December 31, 2014

Statement of Changes in Net Assets

	Forward U.S. Government Money Fund
	Year Ended December 31, 2014(a)	Year Ended December 31, 2013
Operations:
Net investment income	$9,157	$9,204
Net realized loss on investments	—	(831)

Net increase in net assets resulting from operations	9,157	8,373

Distributions to Shareholders:
From net investment income
Investor Class	(127)	(143)
Institutional Class	(8,431)	(8,355)
Class A	(137)	(192)
Class C	(185)	(301)
Class Z	(277)	(213)

Total distributions	(9,157)	(9,204)

Share Transactions:
Investor Class
Proceeds from sale of shares	3,241,676	1,282,486
Issued to shareholders in reinvestment of distributions	85	143
Cost of shares redeemed	(488,125)	(1,912,678)

Net increase/(decrease) from share transactions	2,753,636	(630,049)

Institutional Class
Proceeds from sale of shares	98,242,189	45,303,607
Issued to shareholders in reinvestment of distributions	404	545
Cost of shares redeemed	(49,569,248)	(71,958,017)

Net increase/(decrease) from share transactions	48,673,345	(26,653,865)

Class A
Proceeds from sale of shares	533,902	4,250,222
Issued to shareholders in reinvestment of distributions	132	192
Cost of shares redeemed	(2,063,604)	(4,133,847)

Net increase/(decrease) from share transactions	(1,529,570)	116,567

Class C
Proceeds from sale of shares	225,656	7,901,521
Issued to shareholders in reinvestment of distributions	185	301
Cost of shares redeemed	(2,623,689)	(6,981,545)

Net increase/(decrease) from share transactions	(2,397,848)	920,277

Class Z
Proceeds from sale of shares	1,000,000	2,000,000
Cost of shares redeemed	(3,620,803)	(2,550,000)

Net decrease from share transactions	(2,620,803)	(550,000)

Net increase/(decrease) in net assets	$44,878,760	$(26,797,901)

Net Assets:
Beginning of period	76,748,900	103,546,801

End of period (including accumulated net investment income of $0 and $0, respectively)	$121,627,660	$76,748,900

December 31, 2014	88	See Notes to Financial Statements

Statement of Changes in Net Assets

	Forward U.S. Government Money Fund (continued)
	Year Ended December 31, 2014(a)	Year Ended December 31, 2013
Changes in Shares Outstanding:
Investor Class
Sold	3,242,094	1,282,486
Distributions reinvested	85	143
Redeemed	(488,125)	(1,912,678)

Net increase/(decrease) in shares outstanding	2,754,054	(630,049)

Institutional Class
Sold	98,242,296	45,303,607
Distributions reinvested	404	545
Redeemed	(49,569,248)	(71,958,017)

Net increase/(decrease) in shares outstanding	48,673,452	(26,653,865)

Class A
Sold	533,902	4,250,222
Distributions reinvested	132	192
Redeemed	(2,063,925)	(4,133,847)

Net increase/(decrease) in shares outstanding	(1,529,891)	116,567

Class C
Sold	225,656	7,901,521
Distributions reinvested	185	301
Redeemed	(2,623,787)	(6,981,545)

Net increase/(decrease) in shares outstanding	(2,397,946)	920,277

Class Z
Sold	1,000,000	2,000,000
Redeemed	(3,621,051)	(2,550,000)

Net decrease in shares outstanding	(2,621,051)	(550,000)

(a) Effective December 15, 2014 Class A and Class C shares of the Forward U.S. Government Money Fund were terminated and converted to Investor Class shares and Class Z shares were terminated and converted to Institutional Class shares.

See Notes to Financial Statements	89	December 31, 2014

Statement of Changes in Net Assets

	Forward Balanced Allocation Fund
	Year Ended December 31, 2014	Year Ended December 31, 2013
Operations:
Net investment income	$612,260	$1,123,453
Net realized gain on investments transactions and gain distributions of affiliated investment companies	779,767	969,251
Net realized gain on investments	—	70,621
Long-term capital gain distributions from affiliated investment companies	130,099	38,282
Net change in unrealized appreciation/(depreciation) on affiliated investment companies and investments	(1,049,168)	132,276

Net increase in net assets resulting from operations	472,958	2,333,883

Distributions to Shareholders:
From net investment income
Investor Class	(64,894)	(93,126)
Institutional Class	(266,190)	(661,374)
Class A	(139,604)	(170,443)
Class C	(137,069)	(187,232)

Total distributions	(607,757)	(1,112,175)

Share Transactions:
Investor Class
Proceeds from sale of shares	138,194	157,922
Issued to shareholders in reinvestment of distributions	64,823	93,126
Cost of shares redeemed	(1,380,929)	(1,889,091)

Net decrease from share transactions	(1,177,912)	(1,638,043)

Institutional Class
Proceeds from sale of shares	472,576	3,192,226
Issued to shareholders in reinvestment of distributions	261,732	654,621
Cost of shares redeemed	(14,722,770)	(12,755,385)

Net decrease from share transactions	(13,988,462)	(8,908,538)

Class A
Proceeds from sale of shares	162,182	111,001
Issued to shareholders in reinvestment of distributions	135,496	165,586
Cost of shares redeemed	(1,328,015)	(1,438,869)

Net decrease from share transactions	(1,030,337)	(1,162,282)

Class C
Proceeds from sale of shares	246,206	674,440
Issued to shareholders in reinvestment of distributions	121,812	148,165
Cost of shares redeemed	(2,837,097)	(4,327,839)

Net decrease from share transactions	(2,469,079)	(3,505,234)

Net decrease in net assets	$(18,800,589)	$(13,992,389)

Net Assets:
Beginning of period	30,148,498	44,140,887

End of period (including accumulated net investment income of $26,000 and $21,497, respectively)	$11,347,909	$30,148,498

December 31, 2014	90	See Notes to Financial Statements

Statement of Changes in Net Assets

	Forward Balanced Allocation Fund (continued)
	Year Ended December 31, 2014	Year Ended December 31, 2013
Changes in Shares Outstanding:
Investor Class
Sold	8,901	10,315
Distributions reinvested	4,230	6,104
Redeemed	(88,705)	(123,677)

Net decrease in shares outstanding	(75,574)	(107,258)

Institutional Class
Sold	30,593	209,473
Distributions reinvested	17,027	42,848
Redeemed	(953,224)	(827,434)

Net decrease in shares outstanding	(905,604)	(575,113)

Class A
Sold	10,550	7,293
Distributions reinvested	8,858	10,859
Redeemed	(86,387)	(94,647)

Net decrease in shares outstanding	(66,979)	(76,495)

Class C
Sold	15,985	44,134
Distributions reinvested	7,983	9,725
Redeemed	(183,301)	(282,750)

Net decrease in shares outstanding	(159,333)	(228,891)

See Notes to Financial Statements	91	December 31, 2014

Statement of Changes in Net Assets

	Forward Growth & Income Allocation Fund
	Year Ended December 31, 2014	Year Ended December 31, 2013
Operations:
Net investment income	$1,024,603	$1,221,812
Net realized gain on investments transactions and gain distributions of affiliated investment companies	457,275	391,829
Net realized gain on investments	—	103,070
Long-term capital gain distributions from affiliated investment companies	334,532	33,616
Net change in unrealized appreciation/(depreciation) on affiliated investment companies and investments	(1,487,749)	1,465,071

Net increase in net assets resulting from operations	328,661	3,215,398

Distributions to Shareholders:
From net investment income
Investor Class	(144,051)	(122,678)
Institutional Class	(280,228)	(452,719)
Class A	(326,359)	(326,297)
Class C	(288,053)	(284,869)

Total distributions	(1,038,691)	(1,186,563)

Share Transactions:
Investor Class
Proceeds from sale of shares	519,821	180,455
Issued to shareholders in reinvestment of distributions	143,886	121,860
Cost of shares redeemed	(712,800)	(1,169,993)

Net decrease from share transactions	(49,093)	(867,678)

Institutional Class
Proceeds from sale of shares	204,406	1,554,889
Issued to shareholders in reinvestment of distributions	268,829	436,711
Cost of shares redeemed	(7,502,946)	(7,473,706)

Net decrease from share transactions	(7,029,711)	(5,482,106)

Class A
Proceeds from sale of shares	490,788	308,611
Issued to shareholders in reinvestment of distributions	325,512	320,866
Cost of shares redeemed	(2,084,157)	(4,117,046)

Net decrease from share transactions	(1,267,857)	(3,487,569)

Class C
Proceeds from sale of shares	426,805	624,766
Issued to shareholders in reinvestment of distributions	282,626	272,046
Cost of shares redeemed	(2,784,158)	(5,604,585)

Net decrease from share transactions	(2,074,727)	(4,707,773)

Net decrease in net assets	$(11,131,418)	$(12,516,291)

Net Assets:
Beginning of period	34,985,029	47,501,320

End of period (including accumulated net investment income of $27,830 and $41,918, respectively)	$23,853,611	$34,985,029

December 31, 2014	92	See Notes to Financial Statements

Statement of Changes in Net Assets

	Forward Growth & Income Allocation Fund (continued)
	Year Ended December 31, 2014	Year Ended December 31, 2013
Changes in Shares Outstanding:
Investor Class
Sold	32,496	11,577
Distributions reinvested	9,227	7,871
Redeemed	(44,984)	(75,085)

Net decrease in shares outstanding	(3,261)	(55,637)

Institutional Class
Sold	12,805	99,661
Distributions reinvested	17,157	28,189
Redeemed	(469,538)	(482,511)

Net decrease in shares outstanding	(439,576)	(354,661)

Class A
Sold	31,015	19,848
Distributions reinvested	20,904	20,781
Redeemed	(131,649)	(266,162)

Net decrease in shares outstanding	(79,730)	(225,533)

Class C
Sold	26,747	40,170
Distributions reinvested	18,177	17,612
Redeemed	(175,160)	(361,818)

Net decrease in shares outstanding	(130,236)	(304,036)

See Notes to Financial Statements	93	December 31, 2014

Statement of Changes in Net Assets

	Forward Growth Allocation Fund
	Year Ended December 31, 2014	Year Ended December 31, 2013
Operations:
Net investment income	$1,484,097	$1,284,819
Net realized gain on investments transactions and gain distributions of affiliated investment companies	650,991	595,478
Net realized gain on investments	—	120,259
Long-term capital gain distributions from affiliated investment companies	490,808	67,979
Net change in unrealized appreciation/(depreciation) on affiliated investment companies and investments	(2,153,517)	1,851,496

Net increase in net assets resulting from operations	472,379	3,920,031

Distributions to Shareholders:
From net investment income
Investor Class	(125,802)	(103,308)
Institutional Class	(655,327)	(553,997)
Class A	(379,977)	(312,599)
Class C	(323,367)	(277,643)

Total distributions	(1,484,473)	(1,247,547)

Share Transactions:
Investor Class
Proceeds from sale of shares	320,405	233,475
Issued to shareholders in reinvestment of distributions	125,358	102,819
Cost of shares redeemed	(847,312)	(1,663,725)

Net decrease from share transactions	(401,549)	(1,327,431)

Institutional Class
Proceeds from sale of shares	863,573	8,613,088
Issued to shareholders in reinvestment of distributions	469,641	387,864
Cost of shares redeemed	(8,015,489)	(5,486,593)

Net increase/(decrease) from share transactions	(6,682,275)	3,514,359

Class A
Proceeds from sale of shares	477,194	366,735
Issued to shareholders in reinvestment of distributions	378,590	307,212
Cost of shares redeemed	(2,671,566)	(1,784,465)

Net decrease from share transactions	(1,815,782)	(1,110,518)

Class C
Proceeds from sale of shares	249,081	901,612
Issued to shareholders in reinvestment of distributions	302,187	237,370
Cost of shares redeemed	(3,598,567)	(5,032,486)

Net decrease from share transactions	(3,047,299)	(3,893,504)

Net decrease in net assets	$(12,958,999)	$(144,610)

Net Assets:
Beginning of period	42,465,623	42,610,233

End of period (including accumulated net investment income of $47,415 and $47,791, respectively)	$29,506,624	$42,465,623

December 31, 2014	94	See Notes to Financial Statements

Statement of Changes in Net Assets

	Forward Growth Allocation Fund (continued)
	Year Ended December 31, 2014	Year Ended December 31, 2013
Changes in Shares Outstanding:
Investor Class
Sold	21,751	15,820
Distributions reinvested	8,496	7,039
Redeemed	(55,844)	(112,824)

Net decrease in shares outstanding	(25,597)	(89,965)

Institutional Class
Sold	56,643	600,192
Distributions reinvested	31,907	26,561
Redeemed	(529,739)	(373,307)

Net increase/(decrease) in shares outstanding	(441,189)	253,446

Class A
Sold	31,535	25,168
Distributions reinvested	25,628	21,038
Redeemed	(178,173)	(120,753)

Net decrease in shares outstanding	(121,010)	(74,547)

Class C
Sold	16,784	62,108
Distributions reinvested	20,677	16,401
Redeemed	(240,262)	(346,118)

Net decrease in shares outstanding	(202,801)	(267,609)

See Notes to Financial Statements	95	December 31, 2014

Statement of Changes in Net Assets

	Forward Income & Growth Allocation Fund
	Year Ended December 31, 2014	Year Ended December 31, 2013
Operations:
Net investment income	$210,748	$742,900
Net realized gain on investments transactions and gain distributions of affiliated investment companies	783,897	1,511,779
Net realized gain on investments	—	67,118
Long-term capital gain distributions from affiliated investment companies	34,685	35,817
Net change in unrealized depreciation on affiliated investment companies and investments	(713,750)	(900,713)

Net increase in net assets resulting from operations	315,580	1,456,901

Distributions to Shareholders:
From net investment income
Investor Class	(13,917)	(28,516)
Institutional Class	(149,913)	(616,853)
Class A	(22,828)	(32,814)
Class C	(34,639)	(60,486)
From net realized gains on investments
Investor Class	(103,612)	(50,387)
Institutional Class	(271,225)	(1,028,015)
Class A	(170,085)	(66,328)
Class C	(301,664)	(140,249)

Total distributions	(1,067,883)	(2,023,648)

Share Transactions:
Investor Class
Proceeds from sale of shares	511,928	374,156
Issued to shareholders in reinvestment of distributions	115,009	78,598
Cost of shares redeemed	(773,325)	(972,856)

Net decrease from share transactions	(146,388)	(520,102)

Institutional Class
Proceeds from sale of shares	508,915	3,918,007
Issued to shareholders in reinvestment of distributions	308,294	1,586,574
Cost of shares redeemed	(13,630,508)	(50,645,276)

Net decrease from share transactions	(12,813,299)	(45,140,695)

Class A
Proceeds from sale of shares	41,174	60,143
Issued to shareholders in reinvestment of distributions	192,913	98,808
Cost of shares redeemed	(253,676)	(181,326)

Net decrease from share transactions	(19,589)	(22,375)

Class C
Proceeds from sale of shares	21,512	98,273
Issued to shareholders in reinvestment of distributions	335,325	188,731
Cost of shares redeemed	(670,848)	(2,230,329)

Net decrease from share transactions	(314,011)	(1,943,325)

Net decrease in net assets	$(14,045,590)	$(48,193,244)

Net Assets:
Beginning of period	17,845,772	66,039,016

End of period (including accumulated net investment income of $0 and $10,548, respectively)	$3,800,182	$17,845,772

December 31, 2014	96	See Notes to Financial Statements

Statement of Changes in Net Assets

	Forward Income & Growth Allocation Fund (continued)
	Year Ended December 31, 2014	Year Ended December 31, 2013
Changes in Shares Outstanding:
Investor Class
Sold	35,210	24,421
Distributions reinvested	10,053	5,403
Redeemed	(55,198)	(63,669)

Net decrease in shares outstanding	(9,935)	(33,845)

Institutional Class
Sold	37,389	258,296
Distributions reinvested	25,020	109,047
Redeemed	(951,907)	(3,282,029)

Net decrease in shares outstanding	(889,498)	(2,914,686)

Class A
Sold	2,899	4,106
Distributions reinvested	16,920	6,826
Redeemed	(17,886)	(11,923)

Net increase/(decrease) in shares outstanding	1,933	(991)

Class C
Sold	1,513	6,589
Distributions reinvested	29,691	13,091
Redeemed	(47,570)	(145,158)

Net decrease in shares outstanding	(16,366)	(125,478)

See Notes to Financial Statements	97	December 31, 2014

Statement of Changes in Net Assets

	Forward Income Builder Fund
	Year Ended December 31, 2014	Year Ended December 31, 2013
Operations:
Net investment income	$846,479	$912,348
Net realized gain on investments transactions and gain distributions of affiliated investment companies	378,010	152,418
Net realized gain on investments	—	23,233
Long-term capital gain distributions from affiliated investment companies	212,179	214,276
Net change in unrealized depreciation on affiliated investment companies	(713,941)	(459,349)

Net increase in net assets resulting from operations	722,727	842,926

Distributions to Shareholders:
From net investment income
Investor Class	(98,866)	(78,111)
Institutional Class	(311,239)	(452,206)
Class A	(93,398)	(132,999)
Class C	(342,976)	(249,032)
From net realized gains on investments
Investor Class	(92,356)	(5,180)
Institutional Class	(228,207)	(29,990)
Class A	(94,572)	(8,821)
Class C	(337,501)	(16,516)

Total distributions	(1,599,115)	(972,855)

Share Transactions:
Investor Class
Proceeds from sale of shares	1,231,518	1,419,023
Issued to shareholders in reinvestment of distributions	190,323	83,291
Cost of shares redeemed	(848,175)	(1,019,033)

Net increase from share transactions	573,666	483,281

Institutional Class
Proceeds from sale of shares	5,110,391	5,095,035
Issued to shareholders in reinvestment of distributions	535,866	477,607
Cost of shares redeemed	(9,619,932)	(6,456,432)

Net decrease from share transactions	(3,973,675)	(883,790)

Class A
Proceeds from sale of shares	1,255,180	3,454,703
Issued to shareholders in reinvestment of distributions	170,596	113,561
Cost of shares redeemed	(2,168,738)	(1,343,656)

Net increase/(decrease) from share transactions	(742,962)	2,224,608

Class C
Proceeds from sale of shares	1,935,159	4,805,853
Issued to shareholders in reinvestment of distributions	580,227	221,131
Cost of shares redeemed	(1,291,133)	(3,843,310)

Net increase from share transactions	1,224,253	1,183,674

Net increase/(decrease) in net assets	$(3,795,106)	$2,877,844

Net Assets:
Beginning of period	20,223,205	17,345,361

End of period (including accumulated net investment income of $0 and $0, respectively)	$16,428,099	$20,223,205

December 31, 2014	98	See Notes to Financial Statements

Statement of Changes in Net Assets

	Forward Income Builder Fund (continued)
	Year Ended December 31, 2014	Year Ended December 31, 2013
Changes in Shares Outstanding:
Investor Class
Sold	79,427	90,999
Distributions reinvested	12,604	5,430
Redeemed	(54,433)	(64,775)

Net increase in shares outstanding	37,598	31,654

Institutional Class
Sold	321,284	323,224
Distributions reinvested	35,238	31,094
Redeemed	(615,278)	(415,105)

Net decrease in shares outstanding	(258,756)	(60,787)

Class A
Sold	80,376	218,992
Distributions reinvested	11,278	7,406
Redeemed	(141,202)	(88,011)

Net increase/(decrease) in shares outstanding	(49,548)	138,387

Class C
Sold	123,830	310,591
Distributions reinvested	38,632	14,472
Redeemed	(84,044)	(246,608)

Net increase in shares outstanding	78,418	78,455

See Notes to Financial Statements	99	December 31, 2014

Statement of Changes in Net Assets

	Forward Multi-Strategy Fund
	Year Ended December 31, 2014	Year Ended December 31, 2013
Operations:
Net investment income	$731,708	$415,309
Net realized gain on investments transactions and gain distributions of affiliated investment companies	289,187	454,323
Net realized gain on investments	—	3,561
Long-term capital gain distributions from affiliated investment companies	230,985	39,025
Net change in unrealized appreciation/(depreciation) on affiliated investment companies	(378,182)	345,424

Net increase in net assets resulting from operations	873,698	1,257,642

Distributions to Shareholders:
From net investment income
Investor Class	(51,681)	(44,587)
Institutional Class	(458,944)	(232,939)
Class A	(142,917)	(82,141)
Class C	(81,925)	(41,596)

Total distributions	(735,467)	(401,263)

Share Transactions:
Investor Class
Proceeds from sale of shares	91,205	261,267
Issued to shareholders in reinvestment of distributions	51,466	43,973
Cost of shares redeemed	(1,192,375)	(1,494,958)

Net decrease from share transactions	(1,049,704)	(1,189,718)

Institutional Class
Proceeds from sale of shares	618,795	7,807,583
Issued to shareholders in reinvestment of distributions	366,659	94,147
Cost of shares redeemed	(2,224,227)	(4,445,523)

Net increase/(decrease) from share transactions	(1,238,773)	3,456,207

Class A
Proceeds from sale of shares	99,192	108,775
Issued to shareholders in reinvestment of distributions	142,917	82,141
Cost of shares redeemed	(676,123)	(970,603)

Net decrease from share transactions	(434,014)	(779,687)

Class C
Proceeds from sale of shares	63,593	195,005
Issued to shareholders in reinvestment of distributions	81,421	40,876
Cost of shares redeemed	(594,592)	(1,489,305)

Net decrease from share transactions	(449,578)	(1,253,424)

Net increase/(decrease) in net assets	$(3,033,838)	$1,089,757

Net Assets:
Beginning of period	18,364,693	17,274,936

End of period (including accumulated net investment income of $30,595 and $34,354, respectively)	$15,330,855	$18,364,693

December 31, 2014	100	See Notes to Financial Statements

Statement of Changes in Net Assets

	Forward Multi-Strategy Fund (continued)
	Year Ended December 31, 2014	Year Ended December 31, 2013
Changes in Shares Outstanding:
Investor Class
Sold	6,184	17,836
Distributions reinvested	3,518	3,069
Redeemed	(77,795)	(103,175)

Net decrease in shares outstanding	(68,093)	(82,270)

Institutional Class
Sold	39,589	536,803
Distributions reinvested	24,325	6,347
Redeemed	(142,846)	(296,587)

Net increase/(decrease) in shares outstanding	(78,932)	246,563

Class A
Sold	6,483	7,385
Distributions reinvested	9,598	5,623
Redeemed	(43,906)	(66,094)

Net decrease in shares outstanding	(27,825)	(53,086)

Class C
Sold	4,371	13,829
Distributions reinvested	5,760	2,929
Redeemed	(41,292)	(105,819)

Net decrease in shares outstanding	(31,161)	(89,061)

See Notes to Financial Statements	101	December 31, 2014

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Frontier Strategy Fund

	Investor Class
	Year Ended December 31, 2014	Year Ended December 31, 2013		Year Ended December 31, 2012		Year Ended December 31, 2011(a)	Year Ended December 31, 2010(b)
Net Asset Value, Beginning of Period	$11.91	$9.80		$9.87		$12.43	$11.32
Income/(Loss) from Operations:
Net investment income/(loss)(c)	(0.04)	(0.06)		(0.06)		0.03	0.04
Net realized and unrealized gain/(loss) on investments	0.48	2.28		0.65		(2.57)	2.29

Total from Investment Operations	0.44	2.22		0.59		(2.54)	2.33

Less Distributions:
From investment income	—	(0.11)		(0.66)		—	(1.09)
From capital gains	(2.21)	(0.00	)(d)	—		(0.02)	(0.13)

Total Distributions	(2.21)	(0.11)		(0.66)		(0.02)	(1.22)

Net Increase/(Decrease) in Net Asset Value	(1.77)	2.11		(0.07)		(2.56)	1.11

Net Asset Value, End of Period	$10.14	$11.91		$9.80		$9.87	$12.43

Total Return	3.07%	22.64%		5.98%		(20.40)%	20.76%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$18,201	$6,576		$2,829		$3,021	$4,267
Ratios to Average Net Assets:
Net investment income/(loss) including reimbursement/waiver	(0.33)%	(0.56)%		(0.55)%		0.23%	0.30%
Operating expenses including reimbursement/waiver	1.29%	1.34	%(e)	1.56	%(f)	n/a	n/a
Operating expenses excluding reimbursement/waiver	1.50%	1.54%		1.57%		1.54%	1.44%
Portfolio Turnover Rate	133%	57%		69%		116%	50%

(a) Prior to May 1, 2011, the Forward Frontier Strategy Fund was known as the Forward Frontier MarketStrat Fund.

(b) Prior to September 20, 2010, the Forward Frontier MarketStrat Fund was known as the Forward Frontier Markets Fund. Prior to May 1, 2010, the Forward Frontier Markets Fund was known as the Accessor Frontier Markets Fund.

(c) Per share amounts are based upon average shares outstanding.

(d) Amount represents less than $0.01 per share.

(e) Effective May 1, 2013, the annual expense limitation rate changed from 1.49% to 1.29%.

(f) Effective June 8, 2012, the Advisor agreed to limit expenses at 1.49%.

December 31, 2014	102	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Frontier Strategy Fund

	Institutional Class
	Year Ended December 31, 2014	Year Ended December 31, 2013		Year Ended December 31, 2012		Year Ended December 31, 2011(a)	Year Ended December 31, 2010(b)
Net Asset Value, Beginning of Period	$11.94	$9.82		$9.90		$12.43	$11.31
Income/(Loss) from Operations:
Net investment income/(loss)(c)	(0.01)	(0.04)		(0.03)		0.06	0.04
Net realized and unrealized gain/(loss) on investments	0.46	2.29		0.64		(2.57)	2.32

Total from Investment Operations	0.45	2.25		0.61		(2.51)	2.36

Less Distributions:
From investment income	—	(0.13)		(0.69)		—	(1.11)
From capital gains	(2.21)	(0.00	)(d)	—		(0.02)	(0.13)

Total Distributions	(2.21)	(0.13)		(0.69)		(0.02)	(1.24)

Net Increase/(Decrease) in Net Asset Value	(1.76)	2.12		(0.08)		(2.53)	1.12

Net Asset Value, End of Period	$10.18	$11.94		$9.82		$9.90	$12.43

Total Return	3.14%	22.94%		6.15%		(20.16)%	21.11%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$85,199	$91,259		$56,305		$56,664	$65,985
Ratios to Average Net Assets:
Net investment income/(loss) including reimbursement/waiver	(0.06)%	(0.34)%		(0.26)%		0.51%	0.34%
Operating expenses including reimbursement/waiver	0.99%	1.05	%(e)	1.25	%(f)	n/a	n/a
Operating expenses excluding reimbursement/waiver	1.20%	1.24%		1.27%		1.24%	1.21%
Portfolio Turnover Rate	133%	57%		69%		116%	50%

(a) Prior to May 1, 2011, the Forward Frontier Strategy Fund was known as the Forward Frontier MarketStrat Fund.

(b) Prior to September 20, 2010, the Forward Frontier MarketStrat Fund was known as the Forward Frontier Markets Fund. Prior to May 1, 2010, the Forward Frontier Markets Fund was known as the Accessor Frontier Markets Fund.

(c) Per share amounts are based upon average shares outstanding.

(d) Amount represents less than $0.01 per share.

(e) Effective May 1, 2013, the annual expense limitation rate changed from 1.19% to 0.99%.

(f) Effective June 8, 2012, the Advisor agreed to limit expenses at 1.19%.

See Notes to Financial Statements	103	December 31, 2014

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Frontier Strategy Fund

	Advisor Class
	Year Ended December 31, 2014		Year Ended December 31, 2013(a)		Year Ended December 31, 2012		Period Ended December 31, 2011(b)
Net Asset Value, Beginning of Period	$11.94		$9.82		$9.90		$12.39
Income/(Loss) from Operations:
Net investment income/(loss)(c)	(0.00	)(d)	0.02	(e)	(0.02)		0.02
Net realized and unrealized gain/(loss) on investments	0.47		2.23		0.63		(2.49)

Total from Investment Operations	0.47		2.25		0.61		(2.47)

Less Distributions:
From investment income	—		(0.13)		(0.69)		—
From capital gains	(2.21)		(0.00	)(d)	—		(0.02)

Total Distributions	(2.21)		(0.13)		(0.69)		(0.02)

Net Increase/(Decrease) in Net Asset Value	(1.74)		2.12		(0.08)		(2.49)

Net Asset Value, End of Period	$10.20		$11.94		$9.82		$9.90

Total Return	3.32%		22.93%		6.16%		(19.90	)%(f)
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$2,069		$1,105		$9		$9
Ratios to Average Net Assets:
Net investment income/(loss) including reimbursement/waiver	(0.03)%		0.18%		(0.25)%		0.30	%(g)
Operating expenses including reimbursement/waiver	0.99%		0.99	%(h)	1.25	%(i)	n/a
Operating expenses excluding reimbursement/waiver	1.21%		1.24%		1.26%		1.25	%(g)
Portfolio Turnover Rate	133%		57%		69%		116	%(j)

(a) Prior to May 1, 2013, the Forward Frontier Strategy Fund Advisor Class was known as the Forward Frontier Strategy Fund Class M.

(b) The Fund began offering Advisor Class shares on May 2, 2011.

(c) Per share amounts are based upon average shares outstanding.

(d) Amount represents less than $0.01 per share.

(e) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and redemptions of Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(f) Not Annualized.

(g) Annualized.

(h) Effective May 1, 2013, the annual expense limitation rate changed from 1.19% to 0.99%.

(i) Effective June 8, 2012, the Advisor agreed to limit expenses at 1.19%.

(j) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2011.

December 31, 2014	104	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Frontier Strategy Fund

	Class Z
	Year Ended December 31, 2014		Year Ended December 31, 2013		Year Ended December 31, 2012		Year Ended December 31, 2011(a)	Year Ended December 31, 2010(b)
Net Asset Value, Beginning of Period	$11.96		$9.84		$9.92		$12.43	$11.31
Income/(Loss) from Operations:
Net investment income/(loss)(c)	0.00	(d)(e)	(0.04)		(0.01)		0.06	0.08
Net realized and unrealized gain/(loss) on investments	0.48		2.30		0.63		(2.55)	2.29

Total from Investment Operations	0.48		2.26		0.62		(2.49)	2.37

Less Distributions:
From investment income	—		(0.14)		(0.70)		—	(1.12)
From capital gains	(2.21)		(0.00	)(d)	—		(0.02)	(0.13)

Total Distributions	(2.21)		(0.14)		(0.70)		(0.02)	(1.25)

Net Increase/(Decrease) in Net Asset Value	(1.73)		2.12		(0.08)		(2.51)	1.12

Net Asset Value, End of Period	$10.23		$11.96		$9.84		$9.92	$12.43

Total Return	3.40%		23.03%		6.25%		(20.00)%	21.17%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$2,852		$6,259		$5,586		$13,569	$70,578
Ratios to Average Net Assets:
Net investment income/(loss) including reimbursement/waiver	0.01%		(0.34)%		(0.10)%		0.51%	0.64%
Operating expenses including reimbursement/waiver	0.89%		0.96	%(f)	1.18	%(g)	n/a	n/a
Operating expenses excluding reimbursement/waiver	1.10%		1.13%		1.19%		1.13%	1.13%
Portfolio Turnover Rate	133%		57%		69%		116%	50%

(a) Prior to May 1, 2011, the Forward Frontier Strategy Fund was known as the Forward Frontier MarketStrat Fund.

(b) Prior to September 20, 2010, the Forward Frontier MarketStrat Fund was known as the Forward Frontier Markets Fund. Prior to May 1, 2010, the Forward Frontier Markets Fund Class Z was known as the Accessor Frontier Markets Fund Z Class.

(c) Per share amounts are based upon average shares outstanding.

(d) Amount represents less than $0.01 per share.

(e) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and redemptions of Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(f) Effective May 1, 2013, the annual expense limitation rate changed from 1.09% to 0.89%.

(g) Effective June 8, 2012, the Advisor agreed to limit expenses at 1.09%.

See Notes to Financial Statements	105	December 31, 2014

Financial Highlights

For a share outstanding throughout the periods presented.

Forward High Yield Bond Fund

	Investor Class
	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010(a)
Net Asset Value, Beginning of Period	$10.35	$10.41	$9.73	$10.04	$9.53
Income/(Loss) from Operations:
Net investment income(b)	0.52	0.56	0.63	0.69	0.76
Net realized and unrealized gain/(loss) on investments	(0.35)	0.07	0.72	(0.33)	0.51

Total from Investment Operations	0.17	0.63	1.35	0.36	1.27

Less Distributions:
From investment income	(0.53)	(0.56)	(0.67)	(0.67)	(0.76)
From capital gains	(0.28)	(0.13)	—	—	—

Total Distributions	(0.81)	(0.69)	(0.67)	(0.67)	(0.76)

Net Increase/(Decrease) in Net Asset Value	(0.64)	(0.06)	0.68	(0.31)	0.51

Net Asset Value, End of Period	$9.71	$10.35	$10.41	$9.73	$10.04

Total Return	1.50%	6.19%	14.24%	3.61%	13.85%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$56,326	$61,903	$25,482	$1,925	$8,105
Ratios to Average Net Assets:
Net investment income	5.02%	5.35%	6.15%	6.90%	7.77%
Operating expenses	1.23%	1.21%	1.22%	1.28%	1.37%
Portfolio Turnover Rate	206%	198%	210%	320%	296%

(a) Prior to May 1, 2010, the Forward High Yield Bond Fund was known as the Accessor High Yield Bond Fund.

(b) Per share amounts are based upon average shares outstanding.

December 31, 2014	106	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward High Yield Bond Fund

	Institutional Class
	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010(a)
Net Asset Value, Beginning of Period	$10.32	$10.38	$9.70	$10.03	$9.53
Income/(Loss) from Operations:
Net investment income(b)	0.56	0.60	0.70	0.73	0.81
Net realized and unrealized gain/(loss) on investments	(0.36)	0.07	0.68	(0.33)	0.50

Total from Investment Operations	0.20	0.67	1.38	0.40	1.31

Less Distributions:
From investment income	(0.57)	(0.60)	(0.70)	(0.73)	(0.81)
From capital gains	(0.28)	(0.13)	—	—	—

Total Distributions	(0.85)	(0.73)	(0.70)	(0.73)	(0.81)

Net Increase/(Decrease) in Net Asset Value	(0.65)	(0.06)	0.68	(0.33)	0.50

Net Asset Value, End of Period	$9.67	$10.32	$10.38	$9.70	$10.03

Total Return	1.81%	6.62%	14.71%	4.06%	14.31%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$64,168	$79,283	$95,212	$97,719	$71,182
Ratios to Average Net Assets:
Net investment income	5.41%	5.76%	6.88%	7.30%	8.29%
Operating expenses	0.83%	0.81%	0.83%	0.85%	0.97%
Portfolio Turnover Rate	206%	198%	210%	320%	296%

(a) Prior to May 1, 2010, the Forward High Yield Bond Fund was known as the Accessor High Yield Bond Fund.

(b) Per share amounts are based upon average shares outstanding.

See Notes to Financial Statements	107	December 31, 2014

Financial Highlights

For a share outstanding throughout the periods presented.

Forward High Yield Bond Fund

	Class C
	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010(a)
Net Asset Value, Beginning of Period	$10.32	$10.38	$9.70	$10.03	$9.52
Income/(Loss) from Operations:
Net investment income(b)	0.47	0.51	0.60	0.64	0.72
Net realized and unrealized gain/(loss) on investments	(0.36)	0.06	0.69	(0.33)	0.49

Total from Investment Operations	0.11	0.57	1.29	0.31	1.21

Less Distributions:
From investment income	(0.48)	(0.50)	(0.61)	(0.64)	(0.70)
From capital gains	(0.28)	(0.13)	—	—	—

Total Distributions	(0.76)	(0.63)	(0.61)	(0.64)	(0.70)

Net Increase/(Decrease) in Net Asset Value	(0.65)	(0.06)	0.68	(0.33)	0.51

Net Asset Value, End of Period	$9.67	$10.32	$10.38	$9.70	$10.03

Total Return(c)	0.89%	5.67%	13.69%	3.13%	13.18%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$894	$1,258	$1,241	$1,029	$950
Ratios to Average Net Assets:
Net investment income	4.51%	4.85%	5.96%	6.40%	7.37%
Operating expenses	1.73%	1.71%	1.73%	1.76%	1.87%
Portfolio Turnover Rate	206%	198%	210%	320%	296%

(a) Prior to May 1, 2010, the Forward High Yield Bond Fund Class C was known as the Accessor High Yield Bond Fund C Class.

(b) Per share amounts are based upon average shares outstanding.

(c) Total return does not reflect the effect of sales charges.

December 31, 2014	108	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward High Yield Bond Fund

	Class Z
	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010(a)
Net Asset Value, Beginning of Period	$10.31	$10.37	$9.69	$10.02	$9.53
Income/(Loss) from Operations:
Net investment income(b)	0.58	0.62	0.71	0.74	0.82
Net realized and unrealized gain/(loss) on investments	(0.37)	0.06	0.69	(0.33)	0.49

Total from Investment Operations	0.21	0.68	1.40	0.41	1.31

Less Distributions:
From investment income	(0.58)	(0.61)	(0.72)	(0.74)	(0.82)
From capital gains	(0.28)	(0.13)	—	—	—

Total Distributions	(0.86)	(0.74)	(0.72)	(0.74)	(0.82)

Net Increase/(Decrease) in Net Asset Value	(0.65)	(0.06)	0.68	(0.33)	0.49

Net Asset Value, End of Period	$9.66	$10.31	$10.37	$9.69	$10.02

Total Return	1.92%	6.74%	14.84%	4.16%	14.34%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$2,513	$11,821	$15,184	$46,138	$27,913
Ratios to Average Net Assets:
Net investment income	5.53%	5.90%	7.07%	7.37%	8.38%
Operating expenses	0.73%	0.71%	0.73%	0.75%	0.87%
Portfolio Turnover Rate	206%	198%	210%	320%	296%

(a) Prior to May 1, 2010, the Forward High Yield Bond Fund Class Z was known as the Accessor High Yield Bond Fund Z Class.

(b) Per share amounts are based upon average shares outstanding.

See Notes to Financial Statements	109	December 31, 2014

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Investment Grade Fixed-Income Fund

	Investor Class
	Year Ended December 31, 2014		Year Ended December 31, 2013		Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010(a)
Net Asset Value, Beginning of Period	$10.85		$11.70		$11.30	$10.80	$10.40
Income/(Loss) from Operations:
Net investment income/(loss)(b)	0.14		(0.05	)(c)	0.17	0.38	0.32
Net realized and unrealized gain/(loss) on investments	0.32		(0.50)		0.53	0.52	0.46

Total from Investment Operations	0.46		(0.55)		0.70	0.90	0.78

Less Distributions:
From investment income	(0.17)		(0.30)		(0.30)	(0.40)	(0.38)

Total Distributions	(0.17)		(0.30)		(0.30)	(0.40)	(0.38)

Net Increase/(Decrease) in Net Asset Value	0.29		(0.85)		0.40	0.50	0.40

Net Asset Value, End of Period	$11.14		$10.85	(d)	$11.70	$11.30	$10.80

Total Return	2.97%		(4.75	)%(d)	6.21%	8.55%	7.59%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$1,077		$1,298		$2,781	$3,082	$3,150
Ratios to Average Net Assets:
Net investment income/(loss) including reimbursement/waiver	1.27%		(0.46)%		1.48%	3.41%	2.95%
Operating expenses including reimbursement/waiver	1.83	%(e)	n/a		n/a	n/a	n/a
Operating expenses excluding reimbursement/waiver	1.99%		1.47%		1.23%	1.28%	1.29%
Portfolio Turnover Rate	314%		222%		149%	157%	133%

(a) Prior to May 1, 2010, the Forward Investment Grade Fixed-Income Fund was known as the Accessor Investment Grade Fixed-Income Fund.

(b) Per share amounts are based upon average shares outstanding.

(c) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and redemptions of Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(d) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the total return based on the net asset value may differ from the net asset value and total return for shareholder transactions.

(e) Effective December 1, 2014, the Advisor agreed to limit expenses at 1.15%.

December 31, 2014	110	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Investment Grade Fixed-Income Fund

	Institutional Class
	Year Ended December 31, 2014		Year Ended December 31, 2013		Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010(a)
Net Asset Value, Beginning of Period	$10.86		$11.70		$11.30	$10.80	$10.41
Income/(Loss) from Operations:
Net investment income(b)	0.24		0.03		0.22	0.40	0.34
Net realized and unrealized gain/(loss) on investments	0.28		(0.51)		0.52	0.55	0.49

Total from Investment Operations	0.52		(0.48)		0.74	0.95	0.83

Less Distributions:
From investment income	(0.20)		(0.36)		(0.34)	(0.45)	(0.44)

Total Distributions	(0.20)		(0.36)		(0.34)	(0.45)	(0.44)

Net Increase/(Decrease) in Net Asset Value	0.32		(0.84)		0.40	0.50	0.39

Net Asset Value, End of Period	$11.18		$10.86	(c)	$11.70	$11.30	$10.80

Total Return	3.51%		(4.19	)%(c)	6.64%	8.98%	8.03%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$1,288		$6,794		$9,563	$17,316	$12,220
Ratios to Average Net Assets:
Net investment income including reimbursement/waiver	2.13%		0.30%		1.86%	3.66%	3.11%
Operating expenses including reimbursement/waiver	1.33	%(d)	n/a		n/a	n/a	n/a
Operating expenses excluding reimbursement/waiver	1.41%		1.06%		0.83%	0.88%	0.91%
Portfolio Turnover Rate	314%		222%		149%	157%	133%

(a) Prior to May 1, 2010, the Forward Investment Grade Fixed-Income Fund was known as the Accessor Investment Grade Fixed-Income Fund.

(b) Per share amounts are based upon average shares outstanding.

(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the total return based on the net asset value may differ from the net asset value and total return for shareholder transactions.

(d) Effective December 1, 2014, the Advisor agreed to limit expenses at 0.75%.

See Notes to Financial Statements	111	December 31, 2014

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Investment Grade Fixed-Income Fund

	Class Z
	Year Ended December 31, 2014		Year Ended December 31, 2013		Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010(a)
Net Asset Value, Beginning of Period	$10.84		$11.68		$11.29	$10.79	$10.40
Income/(Loss) from Operations:
Net investment income(b)	0.22		0.04		0.22	0.42	0.35
Net realized and unrealized gain/(loss) on investments	0.31		(0.51)		0.52	0.54	0.49

Total from Investment Operations	0.53		(0.47)		0.74	0.96	0.84

Less Distributions:
From investment income	(0.21)		(0.37)		(0.35)	(0.46)	(0.45)

Total Distributions	(0.21)		(0.37)		(0.35)	(0.46)	(0.45)

Net Increase/(Decrease) in Net Asset Value	0.32		(0.84)		0.39	0.50	0.39

Net Asset Value, End of Period	$11.16		$10.84	(c)	$11.68	$11.29	$10.79

Total Return	3.59%		(4.10	)%(c)	6.67%	9.10%	8.17%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$10,078		$17,990		$35,860	$59,371	$88,997
Ratios to Average Net Assets:
Net investment income including reimbursement/waiver	1.97%		0.39%		1.93%	3.84%	3.26%
Operating expenses including reimbursement/waiver	1.31	%(d)	n/a		n/a	n/a	n/a
Operating expenses excluding reimbursement/waiver	1.42%		0.96%		0.73%	0.77%	0.80%
Portfolio Turnover Rate	314%		222%		149%	157%	133%

(a) Prior to May 1, 2010, the Forward Investment Grade Fixed-Income Fund Class Z was known as the Accessor Investment Grade Fixed-Income Fund Z Class.

(b) Per share amounts are based upon average shares outstanding.

(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the total return based on the net asset value may differ from the net asset value and total return for shareholder transactions.

(d) Effective December 1, 2014, the Advisor agreed to limit expenses at 0.65%.

December 31, 2014	112	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Total MarketPlus Fund

	Investor Class
	Year Ended December 31, 2014	Year Ended December 31, 2013(a)	Year Ended December 31, 2012		Year Ended December 31, 2011(b)	Year Ended December 31, 2010(c)
Net Asset Value, Beginning of Period	$34.98	$26.74	$23.09		$24.50	$23.19
Income/(Loss) from Operations:
Net investment income/(loss)(d)	(0.16)	(0.13)	(0.14)		0.05	0.06
Net realized and unrealized gain/(loss) on investments	4.04	8.37	3.79		(1.35)	5.63

Total from Investment Operations	3.88	8.24	3.65		(1.30)	5.69

Less Distributions:
From investment income	—	—	—		—	(4.38)
From capital gains	(1.79)	—	—		—	—
From return of capital	—	—	—		(0.11)	—

Total Distributions	(1.79)	—	—		(0.11)	(4.38)

Net Increase/(Decrease) in Net Asset Value	2.09	8.24	3.65		(1.41)	1.31

Net Asset Value, End of Period	$37.07	$34.98	$26.74		$23.09	$24.50

Total Return	11.14%	30.88%	15.72%		(5.37)%	24.60%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$1,976	$1,828	$1,950		$2,217	$2,627
Ratios to Average Net Assets:
Net investment income/(loss)	(0.45)%	(0.43)%	(0.56)%		0.21%	0.24%
Operating expenses including reimbursement/waiver	1.25%	1.25%	1.38	%(e)(f)	n/a	n/a
Operating expenses excluding reimbursement/waiver	1.50%	1.42%	1.38%		1.34%	1.65%
Portfolio Turnover Rate	53%	218%	154%		40%	169%

(a) Prior to May 1, 2013, the Forward Total MarketPlus Fund was known as the Forward Extended MarketPlus Fund.

(b) Prior to May 1, 2011, the Forward Extended MarketPlus Fund was known as the Forward SMIDPlus Fund.

(c) Prior to September 20, 2010, the Forward SMIDPlus Fund was known as the Forward Small to Mid Cap Fund. Prior to May 1, 2010, the Forward Small to Mid Cap Fund was known as the Accessor Small to Mid Cap Fund.

(d) Per share amounts are based upon average shares outstanding.

(e) Affiliated management fee waiver represents less than 0.005%.

(f) Effective November 1, 2012, the Advisor agreed to limit expenses at 1.25%.

See Notes to Financial Statements	113	December 31, 2014

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Total MarketPlus Fund

	Institutional Class
	Year Ended December 31, 2014	Year Ended December 31, 2013(a)	Year Ended December 31, 2012		Year Ended December 31, 2011(b)	Year Ended December 31, 2010(c)
Net Asset Value, Beginning of Period	$37.39	$28.47	$24.51		$25.93	$24.32
Income/(Loss) from Operations:
Net investment income/(loss)(d)	(0.04)	(0.04)	(0.04)		0.16	0.15
Net realized and unrealized gain/(loss) on investments	4.35	8.96	4.00		(1.42)	5.94

Total from Investment Operations	4.31	8.92	3.96		(1.26)	6.09

Less Distributions:
From investment income	—	—	—		—	(4.48)
From capital gains	(1.79)	—	—		—	—
From return of capital	—	—	—		(0.16)	—

Total Distributions	(1.79)	—	—		(0.16)	(4.48)

Net Increase/(Decrease) in Net Asset Value	2.52	8.92	3.96		(1.42)	1.61

Net Asset Value, End of Period	$39.91	$37.39	$28.47		$24.51	$25.93

Total Return	11.55%	31.33%	16.16%		(4.94)%	25.13%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$15,122	$21,636	$25,416		$98,153	$116,005
Ratios to Average Net Assets:
Net investment income/(loss)	(0.09)%	(0.11)%	(0.15)%		0.62%	0.58%
Operating expenses including reimbursement/waiver	0.85%	0.85%	0.99	%(e)(f)	n/a	n/a
Operating expenses excluding reimbursement/waiver	1.09%	1.02%	0.99%		0.94%	1.26%
Portfolio Turnover Rate	53%	218%	154%		40%	169%

(a) Prior to May 1, 2013, the Forward Total MarketPlus Fund was known as the Forward Extended MarketPlus Fund.

(b) Prior to May 1, 2011, the Forward Extended MarketPlus Fund was known as the Forward SMIDPlus Fund.

(c) Prior to September 20, 2010, the Forward SMIDPlus Fund was known as the Forward Small to Mid Cap Fund. Prior to May 1, 2010, the Forward Small to Mid Cap Fund was known as the Accessor Small to Mid Cap Fund.

(d) Per share amounts are based upon average shares outstanding.

(e) Affiliated management fee waiver represents less than 0.005%.

(f) Effective November 1, 2012, the Advisor agreed to limit expenses at 0.85%.

December 31, 2014	114	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Total MarketPlus Fund

	Class Z
	Year Ended December 31, 2014	Year Ended December 31, 2013(a)	Year Ended December 31, 2012		Year Ended December 31, 2011(b)	Year Ended December 31, 2010(c)
Net Asset Value, Beginning of Period	$37.50	$28.53	$24.52		$25.93	$24.31
Income/(Loss) from Operations:
Net investment income/(loss)(d)	0.01 (e)	(0.03)	(0.01)		0.22	0.17
Net realized and unrealized gain/(loss) on investments	4.36	9.00	4.02		(1.46)	5.96

Total from Investment Operations	4.37	8.97	4.01		(1.24)	6.13

Less Distributions:
From investment income	—	—	—		—	(4.51)
From capital gains	(1.79)	—	—		—	—
From return of capital	—	—	—		(0.17)	—

Total Distributions	(1.79)	—	—		(0.17)	(4.51)

Net Increase/(Decrease) in Net Asset Value	2.58	8.97	4.01		(1.41)	1.62

Net Asset Value, End of Period	$40.08	$37.50	$28.53		$24.52	$25.93

Total Return	11.67%	31.53%	16.27%		(4.85)%	25.32%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$11,749	$17,511	$2,068		$10,416	$42,067
Ratios to Average Net Assets:
Net investment income/(loss)	0.02%	(0.10)%	(0.03)%		0.82%	0.67%
Operating expenses including reimbursement/waiver	0.75%	0.75%	0.89	%(f)(g)	n/a	n/a
Operating expenses excluding reimbursement/waiver	0.98%	0.90%	0.90%		0.83%	1.17%
Portfolio Turnover Rate	53%	218%	154%		40%	169%

(a) Prior to May 1, 2013, the Forward Total MarketPlus Fund was known as the Forward Extended MarketPlus Fund.

(b) Prior to May 1, 2011, the Forward Extended MarketPlus Fund was known as the Forward SMIDPlus Fund.

(c) Prior to September 20, 2010, the Forward SMIDPlus Fund was known as the Forward Small to Mid Cap Fund. Prior to May 1, 2010, the Forward Small to Mid Cap Fund Class Z was known as the Accessor Small to Mid Cap Fund Z Class.

(d) Per share amounts are based upon average shares outstanding.

(e) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and redemptions of Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(f) Affiliated management fee waiver represents less than 0.005%.

(g) Effective November 1, 2012, the Advisor agreed to limit expenses at 0.75%.

See Notes to Financial Statements	115	December 31, 2014

Financial Highlights

For a share outstanding throughout the periods presented.

Forward U.S. Government Money Fund

	Investor Class
	Year Ended December 31, 2014		Year Ended December 31, 2013		Year Ended December 31, 2012		Year Ended December 31, 2011		Year Ended December 31, 2010(a)
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00		$1.00		$1.00
Income/(Loss) from Operations:
Net investment income(b)	0.00	(c)	0.00	(c)	0.00	(c)	0.00	(c)	0.00	(c)
Net realized and unrealized gain/(loss) on investments	—		(0.00	)(c)	0.00	(c)	—		—

Total from Investment Operations	0.00	(c)	0.00	(c)	0.00	(c)	0.00	(c)	0.00	(c)

Less Distributions:
From investment income	(0.00	)(c)	(0.00	)(c)	(0.00	)(c)	(0.00	)(c)	(0.00	)(c)(d)

Total Distributions	(0.00	)(c)	(0.00	)(c)	(0.00	)(c)	(0.00	)(c)	(0.00	)(c)

Net Increase in Net Asset Value	0.00		0.00		0.00		0.00		0.00

Net Asset Value, End of Period	$1.00		$1.00		$1.00		$1.00		$1.00

Total Return	0.01%		0.01%		0.04%		0.01%		0.05	%(d)
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$3,819		$1,066		$1,696		$1,098		$2,419
Ratios to Average Net Assets:
Net investment income including waiver	0.01%		0.01%		0.04%		0.02%		0.05%
Operating expenses including waiver	0.20%		0.25%		0.25%		0.18%		0.24%
Net investment loss excluding waiver	(0.87)%		(0.80)%		(0.69)%		(0.70)%		(0.69)%
Operating expenses excluding waiver	1.08%		1.06%		0.98%		0.90%		0.98%

(a) Prior to May 1, 2010, the Forward U.S. Government Money Fund was known as the Accessor U.S. Government Money Fund.

(b) Per share amounts are based upon average shares outstanding.

(c) Amount represents less than $0.01 per share.

(d) These amounts include a prior year undistributed income amount that was required to be distributed in the current year to meet tax requirements. The effect on the distributions from net investment income and total return was less than $0.005 and 0.01%, respectively.

December 31, 2014	116	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward U.S. Government Money Fund

	Institutional Class
	Year Ended December 31, 2014		Year Ended December 31, 2013		Year Ended December 31, 2012		Year Ended December 31, 2011		Year Ended December 31, 2010(a)
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00		$1.00		$1.00
Income/(Loss) from Operations:
Net investment income(b)	0.00	(c)	0.00	(c)	0.00	(c)	0.00	(c)	0.00	(c)
Net realized and unrealized gain/(loss) on investments	—		(0.00	)(c)	0.00	(c)	—		—

Total from Investment Operations	0.00	(c)	0.00	(c)	0.00	(c)	0.00	(c)	0.00	(c)

Less Distributions:
From investment income	(0.00	)(c)	(0.00	)(c)	(0.00	)(c)	(0.00	)(c)	(0.00	)(c)(d)

Total Distributions	(0.00	)(c)	(0.00	)(c)	(0.00	)(c)	(0.00	)(c)	(0.00	)(c)

Net Increase in Net Asset Value	0.00		0.00		0.00		0.00		0.00

Net Asset Value, End of Period	$1.00		$1.00		$1.00		$1.00		$1.00

Total Return	0.01%		0.01%		0.04%		0.01%		0.05	%(d)
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$117,808		$69,135		$95,796		$189,465		$221,270
Ratios to Average Net Assets:
Net investment income including waiver	0.01%		0.01%		0.04%		0.01%		0.05%
Operating expenses including waiver	0.20%		0.25%		0.25%		0.18%		0.24%
Net investment loss excluding waiver	(0.38)%		(0.30)%		(0.18)%		(0.21)%		(0.19)%
Operating expenses excluding waiver	0.59%		0.56%		0.47%		0.40%		0.48%

(a) Prior to May 1, 2010, the Forward U.S. Government Money Fund was known as the Accessor U.S. Government Money Fund.

(b) Per share amounts are based upon average shares outstanding.

(c) Amount represents less than $0.01 per share.

(d) These amounts include a prior year undistributed income amount that was required to be distributed in the current year to meet tax requirements. The effect on the distributions from net investment income and total return was less than $0.005 and 0.01%, respectively.

See Notes to Financial Statements	117	December 31, 2014

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Balanced Allocation Fund

	Investor Class
	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010(a)
Net Asset Value, Beginning of Period	$15.33	$14.94	$13.96	$15.18	$14.56
Income/(Loss) from Operations:
Net investment income(b)	0.51	0.44	0.33	0.33	0.69
Net realized and unrealized gain/(loss) on investments	(0.40)	0.42	1.02	(0.83)	0.61

Total from Investment Operations	0.11	0.86	1.35	(0.50)	1.30

Less Distributions:
From investment income	(0.49)	(0.47)	(0.37)	(0.34)	(0.68)
From capital gains	—	—	—	(0.38)	—

Total Distributions	(0.49)	(0.47)	(0.37)	(0.72)	(0.68)

Net Increase/(Decrease) in Net Asset Value	(0.38)	0.39	0.98	(1.22)	0.62

Net Asset Value, End of Period	$14.95	$15.33	$14.94	$13.96	$15.18

Total Return	0.69%	5.83%	9.71%	(3.34)%	9.05%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$1,416	$2,610	$4,146	$8,503	$12,898
Ratios to Average Net Assets:
Net investment income including expense paid directly by the advisor	3.32%	2.87%	2.23%	2.15%	4.64%
Operating expenses including expense paid directly by the advisor(c)	1.00%	0.77%	0.75%	0.68%	0.63%
Net investment income excluding expense paid directly by the advisor	3.22%	2.77%	2.12%	2.04%	4.53%
Operating expenses excluding expense paid directly by the advisor(c)	1.10%	0.87%	0.86%	0.79%	0.74%
Portfolio Turnover Rate	57%	46%	81%	78%	55%

(a) Prior to May 1, 2010, the Forward Balanced Allocation Fund was known as the Accessor Balanced Allocation Fund.

(b) Per share amounts are based upon average shares outstanding.

(c) Excludes expenses of the affiliated funds in which the Fund invests.

December 31, 2014	118	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Balanced Allocation Fund

	Institutional Class
	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010(a)
Net Asset Value, Beginning of Period	$15.34	$14.95	$13.97	$15.19	$14.57
Income/(Loss) from Operations:
Net investment income(b)	0.45	0.52	0.41	0.39	0.70
Net realized and unrealized gain/(loss) on investments	(0.26)	0.42	1.01	(0.81)	0.68

Total from Investment Operations	0.19	0.94	1.42	(0.42)	1.38

Less Distributions:
From investment income	(0.56)	(0.55)	(0.44)	(0.42)	(0.76)
From capital gains	—	—	—	(0.38)	—

Total Distributions	(0.56)	(0.55)	(0.44)	(0.80)	(0.76)

Net Increase/(Decrease) in Net Asset Value	(0.37)	0.39	0.98	(1.22)	0.62

Net Asset Value, End of Period	$14.97	$15.34	$14.95	$13.97	$15.19

Total Return	1.21%	6.37%	10.26%	(2.84)%	9.59%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$2,070	$16,014	$24,207	$35,935	$70,749
Ratios to Average Net Assets:
Net investment income including expense paid directly by the advisor	2.87%	3.40%	2.78%	2.55%	4.74%
Operating expenses including expense paid directly by the advisor(c)	0.45%	0.27%	0.25%	0.17%	0.13%
Net investment income excluding expense paid directly by the advisor	2.77%	3.30%	2.67%	2.44%	4.63%
Operating expenses excluding expense paid directly by the advisor(c)	0.55%	0.37%	0.36%	0.28%	0.24%
Portfolio Turnover Rate	57%	46%	81%	78%	55%

(a) Prior to May 1, 2010, the Forward Balanced Allocation Fund was known as the Accessor Balanced Allocation Fund.

(b) Per share amounts are based upon average shares outstanding.

(c) Excludes expenses of the affiliated funds in which the Fund invests.

See Notes to Financial Statements	119	December 31, 2014

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Balanced Allocation Fund

	Class A
	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010(a)
Net Asset Value, Beginning of Period	$15.32	$14.93	$13.95	$15.17	$14.56
Income/(Loss) from Operations:
Net investment income(b)	0.57	0.48	0.38	0.30	0.67
Net realized and unrealized gain/(loss) on investments	(0.43)	0.41	0.99	(0.78)	0.64

Total from Investment Operations	0.14	0.89	1.37	(0.48)	1.31

Less Distributions:
From investment income	(0.51)	(0.50)	(0.39)	(0.36)	(0.70)
From capital gains	—	—	—	(0.38)	—

Total Distributions	(0.51)	(0.50)	(0.39)	(0.74)	(0.70)

Net Increase/(Decrease) in Net Asset Value	(0.37)	0.39	0.98	(1.22)	0.61

Net Asset Value, End of Period	$14.95	$15.32	$14.93	$13.95	$15.17

Total Return(c)	0.89%	6.00%	9.89%	(3.21)%	9.14%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$3,766	$4,886	$5,904	$6,230	$20,392
Ratios to Average Net Assets:
Net investment income including expense paid directly by the advisor	3.67%	3.16%	2.60%	1.93%	4.55%
Operating expenses including expense paid directly by the advisor(d)	0.87%	0.62%	0.60%	0.51%	0.48%
Net investment income excluding expense paid directly by the advisor	3.57%	3.06%	2.50%	1.82%	4.44%
Operating expenses excluding expense paid directly by the advisor(d)	0.97%	0.72%	0.70%	0.62%	0.59%
Portfolio Turnover Rate	57%	46%	81%	78%	55%

(a) Prior to May 1, 2010, the Forward Balanced Allocation Fund Class A was known as the Accessor Balanced Allocation Fund A Class.

(b) Per share amounts are based upon average shares outstanding.

(c) Total return does not reflect the effect of sales charges.

(d) Excludes expenses of the affiliated funds in which the Fund invests.

December 31, 2014	120	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Balanced Allocation Fund

	Class C
	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010(a)
Net Asset Value, Beginning of Period	$15.30	$14.91	$13.93	$15.15	$14.54
Income/(Loss) from Operations:
Net investment income(b)	0.45	0.37	0.28	0.25	0.62
Net realized and unrealized gain/(loss) on investments	(0.41)	0.41	0.99	(0.83)	0.60

Total from Investment Operations	0.04	0.78	1.27	(0.58)	1.22

Less Distributions:
From investment income	(0.42)	(0.39)	(0.29)	(0.26)	(0.61)
From capital gains	—	—	—	(0.38)	—

Total Distributions	(0.42)	(0.39)	(0.29)	(0.64)	(0.61)

Net Increase/(Decrease) in Net Asset Value	(0.38)	0.39	0.98	(1.22)	0.61

Net Asset Value, End of Period	$14.92	$15.30	$14.91	$13.93	$15.15

Total Return(c)	0.26%	5.30%	9.18%	(3.84)%	8.45%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$4,096	$6,639	$9,884	$11,984	$17,005
Ratios to Average Net Assets:
Net investment income including expense paid directly by the advisor	2.90%	2.41%	1.89%	1.68%	4.17%
Operating expenses including expense paid directly by the advisor(d)	1.50%	1.27%	1.25%	1.18%	1.13%
Net investment income excluding expense paid directly by the advisor	2.80%	2.31%	1.79%	1.57%	4.06%
Operating expenses excluding expense paid directly by the advisor(d)	1.60%	1.37%	1.35%	1.29%	1.24%
Portfolio Turnover Rate	57%	46%	81%	78%	55%

(a) Prior to May 1, 2010, the Forward Balanced Allocation Fund Class C was known as the Accessor Balanced Allocation Fund C Class.

(b) Per share amounts are based upon average shares outstanding.

(c) Total return does not reflect the effect of sales charges.

(d) Excludes expenses of the affiliated funds in which the Fund invests.

See Notes to Financial Statements	121	December 31, 2014

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Growth & Income Allocation Fund

	Investor Class
	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010(a)
Net Asset Value, Beginning of Period	$15.74	$15.02	$13.94	$14.82	$14.15
Income/(Loss) from Operations:
Net investment income(b)	0.59	0.46	0.30	0.24	0.70
Net realized and unrealized gain/(loss) on investments	(0.54)	0.74	1.15	(0.79)	0.67

Total from Investment Operations	0.05	1.20	1.45	(0.55)	1.37

Less Distributions:
From investment income	(0.60)	(0.48)	(0.37)	(0.27)	(0.70)
From capital gains	—	—	—	(0.06)	—

Total Distributions	(0.60)	(0.48)	(0.37)	(0.33)	(0.70)

Net Increase/(Decrease) in Net Asset Value	(0.55)	0.72	1.08	(0.88)	0.67

Net Asset Value, End of Period	$15.19	$15.74	$15.02	$13.94	$14.82

Total Return	0.24%	8.06%	10.46%	(3.74)%	9.76%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$3,697	$3,881	$4,540	$7,527	$13,031
Ratios to Average Net Assets:
Net investment income including expense paid directly by the advisor	3.74%	2.97%	2.04%	1.63%	4.86%
Operating expenses including expense paid directly by the advisor(c)	0.89%	0.78%	0.75%	0.71%	0.66%
Net investment income excluding expense paid directly by the advisor	3.64%	2.87%	1.92%	1.50%	4.73%
Operating expenses excluding expense paid directly by the advisor(c)	0.99%	0.88%	0.87%	0.84%	0.79%
Portfolio Turnover Rate	61%	62%	84%	79%	47%

(a) Prior to May 1, 2010, the Forward Growth & Income Allocation Fund was known as the Accessor Growth & Income Allocation Fund.

(b) Per share amounts are based upon average shares outstanding.

(c) Excludes expenses of the affiliated funds in which the Fund invests.

December 31, 2014	122	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Growth & Income Allocation Fund

	Institutional Class
	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010(a)
Net Asset Value, Beginning of Period	$15.76	$15.04	$13.96	$14.84	$14.17
Income/(Loss) from Operations:
Net investment income(b)	0.56	0.52	0.39	0.31	0.69
Net realized and unrealized gain/(loss) on investments	(0.43)	0.76	1.14	(0.78)	0.75

Total from Investment Operations	0.13	1.28	1.53	(0.47)	1.44

Less Distributions:
From investment income	(0.68)	(0.56)	(0.45)	(0.35)	(0.77)
From capital gains	—	—	—	(0.06)	—

Total Distributions	(0.68)	(0.56)	(0.45)	(0.41)	(0.77)

Net Increase/(Decrease) in Net Asset Value	(0.55)	0.72	1.08	(0.88)	0.67

Net Asset Value, End of Period	$15.21	$15.76	$15.04	$13.96	$14.84

Total Return	0.75%	8.61%	11.05%	(3.22)%	10.28%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$4,375	$11,458	$16,273	$24,909	$43,690
Ratios to Average Net Assets:
Net investment income including expense paid directly by the advisor	3.51%	3.33%	2.65%	2.08%	4.74%
Operating expenses including expense paid directly by the advisor(c)	0.38%	0.28%	0.25%	0.21%	0.16%
Net investment income excluding expense paid directly by the advisor	3.41%	3.23%	2.53%	1.95%	4.61%
Operating expenses excluding expense paid directly by the advisor(c)	0.48%	0.38%	0.37%	0.34%	0.29%
Portfolio Turnover Rate	61%	62%	84%	79%	47%

(a) Prior to May 1, 2010, the Forward Growth & Income Allocation Fund was known as the Accessor Growth & Income Allocation Fund.

(b) Per share amounts are based upon average shares outstanding.

(c) Excludes expenses of the affiliated funds in which the Fund invests.

See Notes to Financial Statements	123	December 31, 2014

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Growth & Income Allocation Fund

	Class A
	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010(a)
Net Asset Value, Beginning of Period	$15.71	$14.99	$13.92	$14.80	$14.13
Income/(Loss) from Operations:
Net investment income(b)	0.61	0.47	0.37	0.28	0.68
Net realized and unrealized gain/(loss) on investments	(0.54)	0.75	1.10	(0.81)	0.71

Total from Investment Operations	0.07	1.22	1.47	(0.53)	1.39

Less Distributions:
From investment income	(0.62)	(0.50)	(0.40)	(0.29)	(0.72)
From capital gains	—	—	—	(0.06)	—

Total Distributions	(0.62)	(0.50)	(0.40)	(0.35)	(0.72)

Net Increase/(Decrease) in Net Asset Value	(0.55)	0.72	1.07	(0.88)	0.67

Net Asset Value, End of Period	$15.16	$15.71	$14.99	$13.92	$14.80

Total Return(c)	0.39%	8.23%	10.62%	(3.59)%	9.92%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$7,731	$9,262	$12,222	$12,691	$17,864
Ratios to Average Net Assets:
Net investment income including expense paid directly by the advisor	3.84%	3.00%	2.53%	1.87%	4.69%
Operating expenses including expense paid directly by the advisor(d)	0.74%	0.63%	0.60%	0.56%	0.51%
Net investment income excluding expense paid directly by the advisor	3.74%	2.90%	2.42%	1.74%	4.56%
Operating expenses excluding expense paid directly by the advisor(d)	0.84%	0.73%	0.71%	0.69%	0.64%
Portfolio Turnover Rate	61%	62%	84%	79%	47%

(a) Prior to May 1, 2010, the Forward Growth & Income Allocation Fund Class A was known as the Accessor Growth & Income Allocation Fund A Class.

(b) Per share amounts are based upon average shares outstanding.

(c) Total return does not reflect the effect of sales charges.

(d) Excludes expenses of the affiliated funds in which the Fund invests.

December 31, 2014	124	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Growth & Income Allocation Fund

	Class C
	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010(a)
Net Asset Value, Beginning of Period	$15.71	$14.99	$13.90	$14.77	$14.11
Income/(Loss) from Operations:
Net investment income(b)	0.50	0.36	0.23	0.17	0.60
Net realized and unrealized gain/(loss) on investments	(0.54)	0.75	1.15	(0.79)	0.68

Total from Investment Operations	(0.04)	1.11	1.38	(0.62)	1.28

Less Distributions:
From investment income	(0.51)	(0.39)	(0.29)	(0.19)	(0.62)
From capital gains	—	—	—	(0.06)	—

Total Distributions	(0.51)	(0.39)	(0.29)	(0.25)	(0.62)

Net Increase/(Decrease) in Net Asset Value	(0.55)	0.72	1.09	(0.87)	0.66

Net Asset Value, End of Period	$15.16	$15.71	$14.99	$13.90	$14.77

Total Return(c)	(0.28)%	7.56%	9.89%	(4.19)%	9.16%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$8,051	$10,385	$14,466	$22,529	$32,334
Ratios to Average Net Assets:
Net investment income including expense paid directly by the advisor	3.13%	2.35%	1.57%	1.18%	4.20%
Operating expenses including expense paid directly by the advisor(d)	1.39%	1.28%	1.25%	1.21%	1.16%
Net investment income excluding expense paid directly by the advisor	3.03%	2.25%	1.45%	1.05%	4.07%
Operating expenses excluding expense paid directly by the advisor(d)	1.49%	1.38%	1.37%	1.34%	1.29%
Portfolio Turnover Rate	61%	62%	84%	79%	47%

(a) Prior to May 1, 2010, the Forward Growth & Income Allocation Fund Class C was known as the Accessor Growth & Income Allocation Fund C Class.

(b) Per share amounts are based upon average shares outstanding.

(c) Total return does not reflect the effect of sales charges.

(d) Excludes expenses of the affiliated funds in which the Fund invests.

See Notes to Financial Statements	125	December 31, 2014

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Growth Allocation Fund

	Investor Class
	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010(a)
Net Asset Value, Beginning of Period	$14.91	$14.09	$12.94	$14.71	$13.99
Income/(Loss) from Operations:
Net investment income(b)	0.63	0.42	0.33	0.12	0.69
Net realized and unrealized gain/(loss) on investments	(0.58)	0.83	1.22	(0.98)	0.74

Total from Investment Operations	0.05	1.25	1.55	(0.86)	1.43

Less Distributions:
From investment income	(0.63)	(0.43)	(0.40)	(0.13)	(0.71)
From capital gains	—	—	—	(0.78)	—

Total Distributions	(0.63)	(0.43)	(0.40)	(0.91)	(0.71)

Net Increase/(Decrease) in Net Asset Value	(0.58)	0.82	1.15	(1.77)	0.72

Net Asset Value, End of Period	$14.33	$14.91	$14.09	$12.94	$14.71

Total Return	0.29%	8.98%	12.09%	(5.82)%	10.25%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$2,827	$3,323	$4,408	$7,853	$12,728
Ratios to Average Net Assets:
Net investment income including expense paid directly by the advisor	4.18%	2.82%	2.37%	0.86%	4.87%
Operating expenses including expense paid directly by the advisor(c)	0.82%	0.79%	0.76%	0.71%	0.68%
Net investment income excluding expense paid directly by the advisor	4.08%	2.72%	2.26%	0.72%	4.73%
Operating expenses excluding expense paid directly by the advisor(c)	0.92%	0.89%	0.87%	0.85%	0.82%
Portfolio Turnover Rate	62%	83%	89%	84%	70%

(a) Prior to May 1, 2010, the Forward Growth Allocation Fund was known as the Accessor Growth Allocation Fund.

(b) Per share amounts are based upon average shares outstanding.

(c) Excludes expenses of the affiliated funds in which the Fund invests.

December 31, 2014	126	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Growth Allocation Fund

	Institutional Class
	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010(a)
Net Asset Value, Beginning of Period	$14.91	$14.09	$12.94	$14.72	$14.00
Income/(Loss) from Operations:
Net investment income(b)	0.64	0.56	0.39	0.19	0.72
Net realized and unrealized gain/(loss) on investments	(0.51)	0.77	1.24	(0.98)	0.78

Total from Investment Operations	0.13	1.33	1.63	(0.79)	1.50

Less Distributions:
From investment income	(0.71)	(0.51)	(0.48)	(0.21)	(0.78)
From capital gains	—	—	—	(0.78)	—

Total Distributions	(0.71)	(0.51)	(0.48)	(0.99)	(0.78)

Net Increase/(Decrease) in Net Asset Value	(0.58)	0.82	1.15	(1.78)	0.72

Net Asset Value, End of Period	$14.33	$14.91	$14.09	$12.94	$14.72

Total Return	0.80%	9.54%	12.73%	(5.39)%	10.79%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$11,170	$18,203	$13,631	$24,550	$44,027
Ratios to Average Net Assets:
Net investment income including expense paid directly by the advisor	4.21%	3.78%	2.85%	1.28%	5.06%
Operating expenses including expense paid directly by the advisor(c)	0.32%	0.28%	0.26%	0.21%	0.18%
Net investment income excluding expense paid directly by the advisor	4.11%	3.68%	2.73%	1.14%	4.92%
Operating expenses excluding expense paid directly by the advisor(c)	0.42%	0.38%	0.38%	0.35%	0.32%
Portfolio Turnover Rate	62%	83%	89%	84%	70%

(a) Prior to May 1, 2010, the Forward Growth Allocation Fund was known as the Accessor Growth Allocation Fund.

(b) Per share amounts are based upon average shares outstanding.

(c) Excludes expenses of the affiliated funds in which the Fund invests.

See Notes to Financial Statements	127	December 31, 2014

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Growth Allocation Fund

	Class A
	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010(a)
Net Asset Value, Beginning of Period	$14.90	$14.08	$12.94	$14.72	$13.99
Income/(Loss) from Operations:
Net investment income(b)	0.65	0.46	0.38	0.17	0.66
Net realized and unrealized gain/(loss) on investments	(0.57)	0.81	1.19	(1.01)	0.80

Total from Investment Operations	0.08	1.27	1.57	(0.84)	1.46

Less Distributions:
From investment income	(0.66)	(0.45)	(0.43)	(0.16)	(0.73)
From capital gains	—	—	—	(0.78)	—

Total Distributions	(0.66)	(0.45)	(0.43)	(0.94)	(0.73)

Net Increase/(Decrease) in Net Asset Value	(0.58)	0.82	1.14	(1.78)	0.73

Net Asset Value, End of Period	$14.32	$14.90	$14.08	$12.94	$14.72

Total Return(c)	0.44%	9.15%	12.25%	(5.73)%	10.48%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$7,933	$10,058	$10,553	$12,709	$17,670
Ratios to Average Net Assets:
Net investment income including expense paid directly by the advisor	4.28%	3.12%	2.78%	1.14%	4.61%
Operating expenses including expense paid directly by the advisor(d)	0.67%	0.64%	0.61%	0.56%	0.53%
Net investment income excluding expense paid directly by the advisor	4.18%	3.02%	2.67%	1.00%	4.47%
Operating expenses excluding expense paid directly by the advisor(d)	0.77%	0.74%	0.72%	0.70%	0.67%
Portfolio Turnover Rate	62%	83%	89%	84%	70%

(a) Prior to May 1, 2010, the Forward Growth Allocation Fund Class A was known as the Accessor Growth Allocation Fund A Class.

(b) Per share amounts are based upon average shares outstanding.

(c) Total return does not reflect the effect of sales charges.

(d) Excludes expenses of the affiliated funds in which the Fund invests.

December 31, 2014	128	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Growth Allocation Fund

	Class C
	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010(a)
Net Asset Value, Beginning of Period	$14.78	$13.96	$12.83	$14.63	$13.92
Income/(Loss) from Operations:
Net investment income(b)	0.53	0.34	0.27	0.07	0.56
Net realized and unrealized gain/(loss) on investments	(0.56)	0.84	1.21	(0.99)	0.78

Total from Investment Operations	(0.03)	1.18	1.48	(0.92)	1.34

Less Distributions:
From investment income	(0.55)	(0.36)	(0.35)	(0.10)	(0.63)
From capital gains	—	—	—	(0.78)	—

Total Distributions	(0.55)	(0.36)	(0.35)	(0.88)	(0.63)

Net Increase/(Decrease) in Net Asset Value	(0.58)	0.82	1.13	(1.80)	0.71

Net Asset Value, End of Period	$14.20	$14.78	$13.96	$12.83	$14.63

Total Return(c)	(0.23)%	8.49%	11.57%	(6.31)%	9.67%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$7,576	$10,881	$14,018	$20,321	$27,871
Ratios to Average Net Assets:
Net investment income including expense paid directly by the advisor	3.53%	2.30%	2.00%	0.50%	3.97%
Operating expenses including expense paid directly by the advisor(d)	1.32%	1.29%	1.26%	1.21%	1.18%
Net investment income excluding expense paid directly by the advisor	3.43%	2.20%	1.89%	0.36%	3.83%
Operating expenses excluding expense paid directly by the advisor(d)	1.42%	1.39%	1.37%	1.35%	1.32%
Portfolio Turnover Rate	62%	83%	89%	84%	70%

(a) Prior to May 1, 2010, the Forward Growth Allocation Fund Class C was known as the Accessor Growth Allocation Fund C Class.

(b) Per share amounts are based upon average shares outstanding.

(c) Total return does not reflect the effect of sales charges.

(d) Excludes expenses of the affiliated funds in which the Fund invests.

See Notes to Financial Statements	129	December 31, 2014

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Income & Growth Allocation Fund

	Investor Class
	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010(a)
Net Asset Value, Beginning of Period	$14.21	$15.24	$14.26	$14.93	$14.39
Income/(Loss) from Operations:
Net investment income(b)	0.43	0.40	0.35	0.41	0.58
Net realized and unrealized gain/(loss) on investments	(0.21)	0.07	1.05	(0.58)	0.55

Total from Investment Operations	0.22	0.47	1.40	(0.17)	1.13

Less Distributions:
From investment income	(0.33)	(0.45)	(0.42)	(0.45)	(0.59)
From capital gains	(2.99)	(1.05)	—	(0.05)	(0.00	)(c)

Total Distributions	(3.32)	(1.50)	(0.42)	(0.50)	(0.59)

Net Increase/(Decrease) in Net Asset Value	(3.10)	(1.03)	0.98	(0.67)	0.54

Net Asset Value, End of Period	$11.11	$14.21	$15.24	$14.26	$14.93

Total Return	1.51%	3.18%	9.88%	(1.17)%	7.96%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$406	$661	$1,224	$2,918	$4,821
Ratios to Average Net Assets:
Net investment income including expense paid directly by the advisor	3.04%	2.60%	2.33%	2.73%	3.96%
Operating expenses including expense paid directly by the advisor(d)	1.55%	0.88%	0.69%	0.68%	0.69%
Net investment income excluding expense paid directly by the advisor	2.94%	2.50%	2.23%	2.63%	3.86%
Operating expenses excluding expense paid directly by the advisor(d)	1.65%	0.98%	0.79%	0.78%	0.79%
Portfolio Turnover Rate	59%	38%	83%	95%	53%

(a) Prior to May 1, 2010, the Forward Income & Growth Fund was known as the Accessor Income & Growth Allocation Fund.

(b) Per share amounts are based upon average shares outstanding.

(c) Amount represents less than $0.01 per share.

(d) Excludes expenses of the affiliated funds in which the Fund invests.

December 31, 2014	130	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Income & Growth Allocation Fund

	Institutional Class
	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010(a)
Net Asset Value, Beginning of Period	$14.21	$15.25	$14.27	$14.94	$14.41
Income/(Loss) from Operations:
Net investment income(b)	0.30	0.46	0.50	0.54	0.68
Net realized and unrealized gain/(loss) on investments	(0.02)	0.08	0.98	(0.63)	0.51

Total from Investment Operations	0.28	0.54	1.48	(0.09)	1.19

Less Distributions:
From investment income	(0.38)	(0.53)	(0.50)	(0.53)	(0.66)
From capital gains	(2.99)	(1.05)	—	(0.05)	(0.00	)(c)

Total Distributions	(3.37)	(1.58)	(0.50)	(0.58)	(0.66)

Net Increase/(Decrease) in Net Asset Value	(3.09)	(1.04)	0.98	(0.67)	0.53

Net Asset Value, End of Period	$11.12	$14.21	$15.25	$14.27	$14.94

Total Return	1.96%	3.65%	10.45%	(0.66)%	8.42%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$1,203	$14,173	$59,663	$54,211	$49,947
Ratios to Average Net Assets:
Net investment income including expense paid directly by the advisor	2.06%	2.97%	3.32%	3.64%	4.60%
Operating expenses including expense paid directly by the advisor(d)	0.80%	0.35%	0.19%	0.18%	0.19%
Net investment income excluding expense paid directly by the advisor	1.96%	2.87%	3.22%	3.53%	4.50%
Operating expenses excluding expense paid directly by the advisor(d)	0.90%	0.45%	0.29%	0.29%	0.29%
Portfolio Turnover Rate	59%	38%	83%	95%	53%

(a) Prior to May 1, 2010, the Forward Income & Growth Fund was known as the Accessor Income & Growth Allocation Fund.

(b) Per share amounts are based upon average shares outstanding.

(c) Amount represents less than $0.01 per share.

(d) Excludes expenses of the affiliated funds in which the Fund invests.

See Notes to Financial Statements	131	December 31, 2014

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Income & Growth Allocation Fund

	Class A
	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010(a)
Net Asset Value, Beginning of Period	$14.20	$15.23	$14.25	$14.92	$14.39
Income/(Loss) from Operations:
Net investment income(b)	0.41	0.49	0.43	0.42	0.58
Net realized and unrealized gain/(loss) on investments	(0.17)	0.01	0.99	(0.57)	0.56

Total from Investment Operations	0.24	0.50	1.42	(0.15)	1.14

Less Distributions:
From investment income	(0.35)	(0.48)	(0.44)	(0.47)	(0.61)
From capital gains	(2.99)	(1.05)	—	(0.05)	(0.00	)(c)

Total Distributions	(3.34)	(1.53)	(0.44)	(0.52)	(0.61)

Net Increase/(Decrease) in Net Asset Value	(3.10)	(1.03)	0.98	(0.67)	0.53

Net Asset Value, End of Period	$11.10	$14.20	$15.23	$14.25	$14.92

Total Return(d)	1.62%	3.35%	10.07%	(1.02)%	8.05%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$801	$997	$1,085	$1,206	$2,745
Ratios to Average Net Assets:
Net investment income including expense paid directly by the advisor	2.90%	3.19%	2.88%	2.80%	3.96%
Operating expenses including expense paid directly by the advisor(e)	1.40%	0.74%	0.54%	0.53%	0.53%
Net investment income excluding expense paid directly by the advisor	2.80%	3.09%	2.78%	2.70%	3.85%
Operating expenses excluding expense paid directly by the advisor(e)	1.50%	0.84%	0.64%	0.63%	0.64%
Portfolio Turnover Rate	59%	38%	83%	95%	53%

(a) Prior to May 1, 2010, the Forward Income & Growth Fund Class A was known as the Accessor Income & Growth Allocation Fund A Class.

(b) Per share amounts are based upon average shares outstanding.

(c) Amount represents less than $0.01 per share.

(d) Total return does not reflect the effect of sales charges.

(e) Excludes expenses of the affiliated funds in which the Fund invests.

December 31, 2014	132	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Income & Growth Allocation Fund

	Class C
	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010(a)
Net Asset Value, Beginning of Period	$14.16	$15.18	$14.21	$14.88	$14.35
Income/(Loss) from Operations:
Net investment income(b)	0.30	0.34	0.32	0.37	0.50
Net realized and unrealized gain/(loss) on investments	(0.15)	0.06	0.99	(0.61)	0.54

Total from Investment Operations	0.15	0.40	1.31	(0.24)	1.04

Less Distributions:
From investment income	(0.28)	(0.37)	(0.34)	(0.38)	(0.51)
From capital gains	(2.99)	(1.05)	—	(0.05)	(0.00	)(c)

Total Distributions	(3.27)	(1.42)	(0.34)	(0.43)	(0.51)

Net Increase/(Decrease) in Net Asset Value	(3.12)	(1.02)	0.97	(0.67)	0.53

Net Asset Value, End of Period	$11.04	$14.16	$15.18	$14.21	$14.88

Total Return(d)	1.01%	2.73%	9.31%	(1.65)%	7.37%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$1,390	$2,015	$4,066	$5,597	$6,744
Ratios to Average Net Assets:
Net investment income including expense paid directly by the advisor	2.14%	2.22%	2.14%	2.51%	3.44%
Operating expenses including expense paid directly by the advisor(e)	2.03%	1.38%	1.19%	1.18%	1.19%
Net investment income excluding expense paid directly by the advisor	2.04%	2.12%	2.04%	2.40%	3.34%
Operating expenses excluding expense paid directly by the advisor(e)	2.13%	1.48%	1.29%	1.29%	1.29%
Portfolio Turnover Rate	59%	38%	83%	95%	53%

(a) Prior to May 1, 2010, the Forward Income & Growth Fund Class C was known as the Accessor Income & Growth Allocation Fund C Class.

(b) Per share amounts are based upon average shares outstanding.

(c) Amount represents less than $0.01 per share.

(d) Total return does not reflect the effect of sales charges.

(e) Excludes expenses of the affiliated funds in which the Fund invests.

See Notes to Financial Statements	133	December 31, 2014

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Income Builder Fund

	Investor Class
	Year Ended December 31, 2014		Year Ended December 31, 2013		Year Ended December 31, 2012(a)	Year Ended December 31, 2011	Year Ended December 31, 2010(b)
Net Asset Value, Beginning of Period	$15.34		$15.33		$14.50	$14.39	$13.99
Income/(Loss) from Operations:
Net investment income(c)	0.77		0.70		0.67	0.62	0.50
Net realized and unrealized gain/(loss) on investments	(0.10)		0.03		0.88	0.12	0.40

Total from Investment Operations	0.67		0.73		1.55	0.74	0.90

Less Distributions:
From investment income	(0.76)		(0.67)		(0.72)	(0.63)	(0.50)
From capital gains	(0.65)		(0.05)		—	—	—

Total Distributions	(1.41)		(0.72)		(0.72)	(0.63)	(0.50)

Net Increase/(Decrease) in Net Asset Value	(0.74)		0.01		0.83	0.11	0.40

Net Asset Value, End of Period	$14.60		$15.34		$15.33	$14.50	$14.39

Total Return	4.34%		4.80%		11.04%	5.26%	6.48%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$2,326		$1,867		$1,381	$2,289	$2,423
Ratios to Average Net Assets:
Net investment income including waiver and expense paid directly by the advisor	4.94%		4.50%		4.53%	4.30%	3.51%
Operating expenses including waiver and expense paid directly by the advisor(d)	0.96	%(e)	0.99	%(f)	1.07%	0.97%	0.91%
Net investment income excluding waiver and expense paid directly by the advisor	4.72%		4.43%		4.43%	4.19%	3.39%
Operating expenses excluding waiver and expense paid directly by the advisor(d)	1.18%		1.06%		1.17%	1.08%	1.02%
Portfolio Turnover Rate	191%		95%		135%	38%	33%

(a) Prior to May 1, 2012, the Forward Income Builder Fund was known as the Forward Income Allocation Fund.

(b) Prior to May 1, 2010, the Forward Income Allocation Fund was known as the Accessor Income Allocation Fund.

(c) Per share amounts are based upon average shares outstanding.

(d) Excludes expenses of the affiliated funds in which the Fund invests.

(e) Effective October 1, 2014, the annual expense limitation rate changed from 0.99% to 0.89%.

(f) Effective May 1, 2013, the Advisor agreed to limit expenses at 0.99%.

December 31, 2014	134	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Income Builder Fund

	Institutional Class
	Year Ended December 31, 2014		Year Ended December 31, 2013		Year Ended December 31, 2012(a)	Year Ended December 31, 2011	Year Ended December 31, 2010(b)
Net Asset Value, Beginning of Period	$15.36		$15.35		$14.51	$14.40	$14.00
Income/(Loss) from Operations:
Net investment income(c)	0.73		0.72		0.75	0.70	0.57
Net realized and unrealized gain/(loss) on investments	0.01		0.08		0.89	0.12	0.40

Total from Investment Operations	0.74		0.80		1.64	0.82	0.97

Less Distributions:
From investment income	(0.83)		(0.74)		(0.80)	(0.71)	(0.57)
From capital gains	(0.65)		(0.05)		—	—	—

Total Distributions	(1.48)		(0.79)		(0.80)	(0.71)	(0.57)

Net Increase/(Decrease) in Net Asset Value	(0.74)		0.01		0.84	0.11	0.40

Net Asset Value, End of Period	$14.62		$15.36		$15.35	$14.51	$14.40

Total Return	4.83%		5.34%		11.59%	5.79%	7.01%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$4,376		$8,568		$9,497	$11,545	$14,772
Ratios to Average Net Assets:
Net investment income including waiver and expense paid directly by the advisor	4.63%		4.62%		5.06%	4.81%	3.98%
Operating expenses including waiver and expense paid directly by the advisor(d)	0.47	%(e)	0.49	%(f)	0.57%	0.47%	0.40%
Net investment income excluding waiver and expense paid directly by the advisor	4.44%		4.55%		4.96%	4.69%	3.86%
Operating expenses excluding waiver and expense paid directly by the advisor(d)	0.66%		0.56%		0.67%	0.59%	0.52%
Portfolio Turnover Rate	191%		95%		135%	38%	33%

(a) Prior to May 1, 2012, the Forward Income Builder Fund was known as the Forward Income Allocation Fund.

(b) Prior to May 1, 2010, the Forward Income Allocation Fund was known as the Accessor Income Allocation Fund.

(c) Per share amounts are based upon average shares outstanding.

(d) Excludes expenses of the affiliated funds in which the Fund invests.

(e) Effective October 1, 2014, the annual expense limitation rate changed from 0.49% to 0.39%.

(f) Effective May 1, 2013, the Advisor agreed to limit expenses at 0.49%.

See Notes to Financial Statements	135	December 31, 2014

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Income Builder Fund

	Class A
	Year Ended December 31, 2014		Year Ended December 31, 2013		Year Ended December 31, 2012(a)	Year Ended December 31, 2011	Year Ended December 31, 2010(b)
Net Asset Value, Beginning of Period	$15.35		$15.34		$14.51	$14.39	$13.99
Income/(Loss) from Operations:
Net investment income(c)	0.82		0.84		0.85	0.66	0.54
Net realized and unrealized gain/(loss) on investments	(0.11)		(0.07)		0.74	0.13	0.39

Total from Investment Operations	0.71		0.77		1.59	0.79	0.93

Less Distributions:
From investment income	(0.80)		(0.71)		(0.76)	(0.67)	(0.53)
From capital gains	(0.65)		(0.05)		—	—	—

Total Distributions	(1.45)		(0.76)		(0.76)	(0.67)	(0.53)

Net Increase/(Decrease) in Net Asset Value	(0.74)		0.01		0.83	0.12	0.40

Net Asset Value, End of Period	$14.61		$15.35		$15.34	$14.51	$14.39

Total Return(d)	4.58%		5.10%		11.25%	5.59%	6.75%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$1,958		$2,817		$693	$274	$830
Ratios to Average Net Assets:
Net investment income including waiver and expense paid directly by the advisor	5.26%		5.42%		5.73%	4.50%	3.79%
Operating expenses including waiver and expense paid directly by the advisor(e)	0.71	%(f)	0.74	%(g)	0.77%	0.70%	0.66%
Net investment income excluding waiver and expense paid directly by the advisor	5.04%		5.35%		5.62%	4.38%	3.67%
Operating expenses excluding waiver and expense paid directly by the advisor(e)	0.93%		0.81%		0.88%	0.82%	0.77%
Portfolio Turnover Rate	191%		95%		135%	38%	33%

(a) Prior to May 1, 2012, the Forward Income Builder Fund was known as the Forward Income Allocation Fund.

(b) Prior to May 1, 2010, the Forward Income Allocation Fund Class A was known as the Accessor Income Allocation Fund A Class.

(c) Per share amounts are based upon average shares outstanding.

(d) Total return does not reflect the effect of sales charges.

(e) Excludes expenses of the affiliated funds in which the Fund invests.

(f) Effective October 1, 2014, the annual expense limitation rate changed from 0.74% to 0.64%.

(g) Effective May 1, 2013, the Advisor agreed to limit expenses at 0.74%.

December 31, 2014	136	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Income Builder Fund

	Class C
	Year Ended December 31, 2014		Year Ended December 31, 2013		Year Ended December 31, 2012(a)	Year Ended December 31, 2011	Year Ended December 31, 2010(b)
Net Asset Value, Beginning of Period	$15.29		$15.30		$14.47	$14.36	$13.96
Income/(Loss) from Operations:
Net investment income(c)	0.71		0.62		0.62	0.57	0.43
Net realized and unrealized gain/(loss) on investments	(0.11)		0.02		0.86	0.10	0.40

Total from Investment Operations	0.60		0.64		1.48	0.67	0.83

Less Distributions:
From investment income	(0.70)		(0.60)		(0.65)	(0.56)	(0.43)
From capital gains	(0.65)		(0.05)		—	—	—

Total Distributions	(1.35)		(0.65)		(0.65)	(0.56)	(0.43)

Net Increase/(Decrease) in Net Asset Value	(0.75)		(0.01)		0.83	0.11	0.40

Net Asset Value, End of Period	$14.54		$15.29		$15.30	$14.47	$14.36

Total Return(d)	3.86%		4.28%		10.45%	4.76%	5.97%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$7,768		$6,971		$5,775	$5,354	$4,653
Ratios to Average Net Assets:
Net investment income including waiver and expense paid directly by the advisor	4.54%		4.04%		4.22%	3.95%	3.02%
Operating expenses including waiver and expense paid directly by the advisor(e)	1.46	%(f)	1.48	%(g)	1.56%	1.48%	1.41%
Net investment income excluding waiver and expense paid directly by the advisor	4.32%		3.96%		4.12%	3.83%	2.91%
Operating expenses excluding waiver and expense paid directly by the advisor(e)	1.68%		1.56%		1.66%	1.60%	1.52%
Portfolio Turnover Rate	191%		95%		135%	38%	33%

(a) Prior to May 1, 2012, the Forward Income Builder Fund was known as the Forward Income Allocation Fund.

(b) Prior to May 1, 2010, the Forward Income Allocation Fund Class C was known as the Accessor Income Allocation Fund C Class.

(c) Per share amounts are based upon average shares outstanding.

(d) Total return does not reflect the effect of sales charges.

(e) Excludes expenses of the affiliated funds in which the Fund invests.

(f) Effective October 1, 2014, the annual expense limitation rate changed from 1.49% to 1.39%.

(g) Effective May 1, 2013, the Advisor agreed to limit expenses at 1.49%.

See Notes to Financial Statements	137	December 31, 2014

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Multi-Strategy Fund

	Investor Class
	Year Ended December 31, 2014		Year Ended December 31, 2013	Year Ended December 31, 2012(a)	Year Ended December 31, 2011	Year Ended December 31, 2010(b)
Net Asset Value, Beginning of Period	$14.45		$13.95	$12.54	$14.01	$13.38
Income/(Loss) from Operations:
Net investment income(c)	0.42		0.28	0.37	0.03	0.61
Net realized and unrealized gain/(loss) on investments	0.20		0.53	1.49	(1.12)	0.64

Total from Investment Operations	0.62		0.81	1.86	(1.09)	1.25

Less Distributions:
From investment income	(0.65)		(0.31)	(0.45)	(0.05)	(0.62)
From capital gains	—		—	—	(0.33)	—

Total Distributions	(0.65)		(0.31)	(0.45)	(0.38)	(0.62)

Net Increase/(Decrease) in Net Asset Value	(0.03)		0.50	1.41	(1.47)	0.63

Net Asset Value, End of Period	$14.42		$14.45	$13.95	$12.54	$14.01

Total Return	4.28%		5.78%	15.05%	(7.72)%	9.28%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$942		$1,928	$3,009	$4,800	$7,995
Ratios to Average Net Assets:
Net investment income including waiver and expense paid directly by the advisor	2.83%		1.93%	2.74%	0.20%	4.52%
Operating expenses including waiver and expense paid directly by the advisor(d)	0.98	%(e)	1.12%	1.00%	0.85%	0.78%
Net investment income excluding waiver and expense paid directly by the advisor	2.69%		1.83%	2.62%	0.06%	4.38%
Operating expenses excluding waiver and expense paid directly by the advisor(d)	1.12%		1.22%	1.12%	0.99%	0.92%
Portfolio Turnover Rate	6%		109%	93%	104%	84%

(a) Prior to December 3, 2012, the Forward Multi-Strategy Fund was known as the Forward Aggressive Growth Allocation Fund.

(b) Prior to May 1, 2010, the Forward Aggressive Growth Allocation Fund was known as the Accessor Aggressive Growth Allocation Fund.

(c) Per share amounts are based upon average shares outstanding.

(d) Excludes expenses of the affiliated funds in which the Fund invests.

(e) Effective May 1, 2014, the Advisor agreed to limit expenses at 0.99% and effective October 1, 2014, the annual expense limitation rate changed from 0.99% to 0.89%.

December 31, 2014	138	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Multi-Strategy Fund

	Institutional Class
	Year Ended December 31, 2014		Year Ended December 31, 2013	Year Ended December 31, 2012(a)	Year Ended December 31, 2011	Year Ended December 31, 2010(b)
Net Asset Value, Beginning of Period	$14.96		$14.43	$12.94	$14.39	$13.73
Income/(Loss) from Operations:
Net investment income(c)	0.68		0.52	0.42	0.06	0.63
Net realized and unrealized gain/(loss) on investments	0.04		0.40	1.58	(1.10)	0.72

Total from Investment Operations	0.72		0.92	2.00	(1.04)	1.35

Less Distributions:
From investment income	(0.73)		(0.39)	(0.51)	(0.08)	(0.69)
From capital gains	—		—	—	(0.33)	—

Total Distributions	(0.73)		(0.39)	(0.51)	(0.41)	(0.69)

Net Increase/(Decrease) in Net Asset Value	(0.01)		0.53	1.49	(1.45)	0.66

Net Asset Value, End of Period	$14.95		$14.96	$14.43	$12.94	$14.39

Total Return	4.81%		6.39%	15.59%	(7.21)%	9.85%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$9,302		$10,490	$6,562	$11,518	$30,007
Ratios to Average Net Assets:
Net investment income including waiver and expense paid directly by the advisor	4.38%		3.48%	3.03%	0.42%	4.57%
Operating expenses including waiver and expense paid directly by the advisor(d)	0.47	%(e)	0.55%	0.50%	0.33%	0.27%
Net investment income excluding waiver and expense paid directly by the advisor	4.21%		3.38%	2.91%	0.27%	4.43%
Operating expenses excluding waiver and expense paid directly by the advisor(d)	0.64%		0.65%	0.62%	0.48%	0.41%
Portfolio Turnover Rate	6%		109%	93%	104%	84%

(a) Prior to December 3, 2012, the Forward Multi-Strategy Fund was known as the Forward Aggressive Growth Allocation Fund.

(b) Prior to May 1, 2010, the Forward Aggressive Growth Allocation Fund was known as the Accessor Aggressive Growth Allocation Fund.

(c) Per share amounts are based upon average shares outstanding.

(d) Excludes expenses of the affiliated funds in which the Fund invests.

(e) Effective May 1, 2014, the Advisor agreed to limit expenses at 0.49% and effective October 1, 2014, the annual expense limitation rate changed from 0.49% to 0.39%.

See Notes to Financial Statements	139	December 31, 2014

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Multi-Strategy Fund

	Class A
	Year Ended December 31, 2014		Year Ended December 31, 2013	Year Ended December 31, 2012(a)	Year Ended December 31, 2011	Year Ended December 31, 2010(b)
Net Asset Value, Beginning of Period	$14.74		$14.22	$12.77	$14.23	$13.58
Income/(Loss) from Operations:
Net investment income(c)	0.64		0.33	0.44	0.07	0.54
Net realized and unrealized gain/(loss) on investments	0.01		0.52	1.48	(1.14)	0.75

Total from Investment Operations	0.65		0.85	1.92	(1.07)	1.29

Less Distributions:
From investment income	(0.67)		(0.33)	(0.47)	(0.06)	(0.64)
From capital gains	—		—	—	(0.33)	—

Total Distributions	(0.67)		(0.33)	(0.47)	(0.39)	(0.64)

Net Increase/(Decrease) in Net Asset Value	(0.02)		0.52	1.45	(1.46)	0.65

Net Asset Value, End of Period	$14.72		$14.74	$14.22	$12.77	$14.23

Total Return(d)	4.43%		6.03%	15.17%	(7.54)%	9.51%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$3,103		$3,518	$4,150	$4,777	$7,600
Ratios to Average Net Assets:
Net investment income including waiver and expense paid directly by the advisor	4.15%		2.22%	3.18%	0.48%	3.92%
Operating expenses including waiver and expense paid directly by the advisor(e)	0.83	%(f)	0.96%	0.85%	0.70%	0.62%
Net investment income excluding waiver and expense paid directly by the advisor	3.98%		2.12%	3.06%	0.34%	3.78%
Operating expenses excluding waiver and expense paid directly by the advisor(e)	1.00%		1.06%	0.97%	0.84%	0.76%
Portfolio Turnover Rate	6%		109%	93%	104%	84%

(a) Prior to December 3, 2012, the Forward Multi-Strategy Fund was known as the Forward Aggressive Growth Allocation Fund.

(b) Prior to May 1, 2010, the Forward Aggressive Growth Allocation Fund Class A was known as the Accessor Aggressive Growth Allocation Fund A Class.

(c) Per share amounts are based upon average shares outstanding.

(d) Total return does not reflect the effect of sales charges.

(e) Excludes expenses of the affiliated funds in which the Fund invests.

(f) Effective May 1, 2014, the Advisor agreed to limit expenses at 0.84% and effective October 1, 2014, the annual expense limitation rate changed from 0.84% to 0.74%.

December 31, 2014	140	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Multi-Strategy Fund

	Class C
	Year Ended December 31, 2014		Year Ended December 31, 2013	Year Ended December 31, 2012(a)	Year Ended December 31, 2011		Year Ended December 31, 2010(b)
Net Asset Value, Beginning of Period	$14.06		$13.58	$12.23	$13.71		$13.16
Income/(Loss) from Operations:
Net investment income/(loss)(c)	0.52		0.19	0.32	(0.00	)(d)	0.42
Net realized and unrealized gain/(loss) on investments	0.01		0.53	1.44	(1.11)		0.73

Total from Investment Operations	0.53		0.72	1.76	(1.11)		1.15

Less Distributions:
From investment income	(0.58)		(0.24)	(0.41)	(0.04)		(0.60)
From capital gains	—		—	—	(0.33)		—

Total Distributions	(0.58)		(0.24)	(0.41)	(0.37)		(0.60)

Net Increase/(Decrease) in Net Asset Value	(0.05)		0.48	1.35	(1.48)		0.55

Net Asset Value, End of Period	$14.01		$14.06	$13.58	$12.23		$13.71

Total Return(e)	3.79%		5.29%	14.48%	(8.13)%		8.81%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$1,983		$2,428	$3,554	$4,394		$5,806
Ratios to Average Net Assets:
Net investment income including waiver and expense paid directly by the advisor	3.55%		1.38%	2.43%	(0.00	)%(f)	3.16%
Operating expenses including waiver and expense paid directly by the advisor(g)	1.47	%(h)	1.62%	1.50%	1.36%		1.27%
Net investment income/(loss) excluding waiver and expense paid directly by the advisor	3.37%		1.28%	2.31%	(0.14)%		3.02%
Operating expenses excluding waiver and expense paid directly by the advisor(g)	1.65%		1.72%	1.62%	1.50%		1.41%
Portfolio Turnover Rate	6%		109%	93%	104%		84%

(a) Prior to December 3, 2012, the Forward Multi-Strategy Fund was known as the Forward Aggressive Growth Allocation Fund.

(b) Prior to May 1, 2010, the Forward Aggressive Growth Allocation Fund Class C was known as the Accessor Aggressive Growth Allocation Fund C Class.

(c) Per share amounts are based upon average shares outstanding.

(d) Amount represents less than $0.01 per share.

(e) Total return does not reflect the effect of sales charges.

(f) Amount represents less than 0.01%.

(g) Excludes expenses of the affiliated funds in which the Fund invests.

(h) Effective May 1, 2014, the Advisor agreed to limit expenses at 1.49% and effective October 1, 2014, the annual expense limitation rate changed from 1.49% to 1.39%.

See Notes to Financial Statements	141	December 31, 2014

Notes to Financial Statements

1. Organization

Forward Funds (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of December 31, 2014, the Trust has 32 registered funds. This annual report describes 11 funds offered by the Trust (each a “Fund” and collectively, the “Funds”). The accompanying financial statements and financial highlights include the Forward Frontier Strategy Fund (“Frontier Strategy Fund”), the Forward High Yield Bond Fund (“High Yield Bond Fund”), the Forward Investment Grade Fixed-Income Fund (“Investment Grade Fixed-Income Fund”), the Forward Total MarketPlus Fund (“Total MarketPlus Fund”), and the Forward U.S. Government Money Fund (“U.S. Government Money Fund”). The Forward Balanced Allocation Fund (“Balanced Allocation Fund”), the Forward Growth & Income Allocation Fund (“Growth & Income Allocation Fund”), the Forward Growth Allocation Fund (“Growth Allocation Fund”), the Forward Income & Growth Allocation Fund (“Income & Growth Allocation Fund”), the Forward Income Builder Fund (“Income Builder Fund”), and the Forward Multi-Strategy Fund (“Multi-Strategy Fund”) (collectively, the “Allocation Funds”) are also included in the accompanying financial statements and financial highlights.

The Frontier Strategy Fund seeks capital growth and invests primarily in securities with exposure to the returns of frontier markets (i.e., markets of smaller, less accessible, but still investable, countries of the developing world). The High Yield Bond Fund seeks high current income and invests primarily in lower-rated bonds. The Investment Grade Fixed-Income Fund seeks generation of current income and invests primarily in investment grade debt securities or synthetics or other instruments that have similar economic characteristics to investment grade debt securities. The Total MarketPlus Fund seeks capital growth and invests in synthetics or other instruments (i.e., swaps, structured notes, futures and options) that have similar economic characteristics to common stocks of all capitalization issuers, such as those in the Fund’s benchmark, the Russell 3000 Index. The U.S. Government Money Fund seeks maximum current income consistent with the preservation of principal and liquidity and invests primarily in obligations issued or guaranteed by the U.S. Government, its agencies, instrumentalities or sponsored enterprises or in repurchase agreements secured by such instruments. The Balanced Allocation Fund is a “fund of funds” that seeks moderate current income and some potential capital appreciation and invests primarily in a combination of other Forward Funds, including the following types of funds: U.S. equity, frontier and emerging market, international equity, U.S. fixed-income, international fixed-income, and money market. The Growth & Income Allocation Fund is a “fund of funds“ that seeks moderate potential capital appreciation and invests primarily in a combination of other Forward Funds, including the following types of funds: U.S. equity, frontier and emerging market, international equity, U.S. fixed-income, international fixed-income, and money market. The Growth Allocation Fund is a “fund of funds” that seeks high potential capital appreciation and invests primarily in a combination of other Forward Funds, including the following types of funds: U.S. equity, frontier and emerging market, international equity, U.S. fixed-income, international fixed-income, and money market. The Income & Growth Allocation Fund is a “fund of funds“ that seeks high current income and some potential capital appreciation and invests primarily in a combination of other Forward Funds, including the following types of funds: U.S. fixed-income, international fixed-income, money market, U.S. equity, frontier and emerging market, and international equity. The Income Builder Fund is a “fund of funds” that seeks high current income and some stability of principal and invests primarily in a combination of other Forward Funds, including the following types of funds: U.S. fixed-income, international fixed-income, money market, U.S. equity, frontier and emerging market, global real estate, infrastructure, dividend-oriented strategies, preferred securities, and international equity. The Multi-Strategy Fund is a “fund of funds” that seeks high potential capital appreciation and invests primarily in a combination of other Forward Funds, including the following types of funds: U.S. equity, frontier and emerging market, international equity, U.S. fixed-income, international fixed-income, money market, long/short, tactical and other alternative investment strategies.

Information presented in the accompanying Funds’ financial statements pertains to the Investor Class, Institutional Class, Class A, Class C, Advisor Class and Class Z shares offered by the Trust.

At a meeting held on September 15-16, 2014, the Board of Trustees of the Trust approved, on behalf of the U.S. Government Money Fund: (i) the conversion of all outstanding Class A and Class C shares of the Fund into Investor Class shares of the Fund; (ii) the conversion of all outstanding Class Z shares of the Fund into Institutional Class shares of the Fund (together with (i), the “Conversion”); and (iii) the termination of Class A, Class C and Class Z shares as share classes of the Fund. The Conversion and termination occurred on December 15, 2014.

All classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.

Certain Funds invest a high percentage of their assets in specific sectors of the market. As a result, the economic and regulatory developments in a particular sector of the market, positive or negative, can have a greater

December 31, 2014	142

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impact on the relevant Fund’s net asset value and may cause its shares to fluctuate more than if the Fund did not concentrate its investments in a particular sector. The Allocation Funds are “fund of funds” that primarily invest in a combination of other Forward Funds in the Trust (“Underlying Funds”) to gain exposure to a particular portion of the market rather than purchasing securities directly. Investments in the Underlying Funds expose the Allocation Funds to all of the risks of the Underlying Funds and, in general, indirectly subject the Allocation Funds to a pro rata portion of the Underlying Funds’ fees and expenses.

2. Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds and affiliated investment companies held by the Allocation Funds. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Funds ultimately realize upon sale of the securities. Each Fund is considered an investment company for financial reporting purposes under GAAP. The financial statements have been prepared as of the close of the New York Stock Exchange (“NYSE”) on December 31, 2014.

Portfolio Valuation: Portfolio securities or contracts that are listed or traded on a national securities exchange, contract market or over-the-counter market and that are freely transferable are valued at the last reported sale price or a market’s official closing price on the valuation day. If there have been no sales that day, such securities or contracts are valued at the average of the last reported bid and ask price for long positions or ask prices for short positions. If no bid or ask prices are quoted before closing, such securities or contracts are valued either at the last available sale price or at fair value in accordance with procedures established by, and under the general supervision of, the Board of Trustees.

Debt securities that have an original maturity of more than 365 days or that are credit impaired are valued on the basis of the average of the latest bid and ask price. Debt securities that have an original maturity of less than 365 days and that are not credit impaired are valued as follows: (a) maturity of 61 to 365 days, on the basis of the average of the latest bid and ask price; and (b) maturity of 60 days or less, at amortized cost.

Investments held by the U.S. Government Money Fund are valued using the amortized cost method of valuation permitted in accordance with meeting certain conditions and regulations set forth under Rule 2a-7 of the 1940 Act. Under the amortized cost method, an investment is valued at its cost on the date of purchase and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the investment.

The Funds’ independent pricing vendors (approved by the Board of Trustees) use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing vendors may utilize a market-based approach through which quotes from market makers are used to determine value. In instances where sufficient market activity may not exist or is limited, the pricing vendors may also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the value.

In the event valuation information is not available from the Funds’ independent pricing vendors for a security held by a Fund, such security may be valued by alternate pricing methods, including the use of quotations obtained from dealers that make markets in such securities, or otherwise determined based on the fair value of such securities. To the extent that such securities do not trade on a valuation day and the last bid and ask prices are not available, the securities may be valued using matrix pricing or similar valuation methods from the Funds’ independent pricing vendors. Bonds that do not trade regularly tend to be less liquid, and their values may be determined based on alternate or fair valuation methods (approved by the Board of Trustees) more frequently than portfolio holdings that are more frequently traded.

If the Funds’ independent pricing vendors do not provide valuation information for swap contracts or structured notes held by a Fund, such swap contracts and structured notes may be valued by Forward Management, LLC, the Investment Advisor of the Funds (the “Advisor” or “Forward Management”) based on information from the structuring firm or issuer.

Futures, options on futures, and swap contracts that are listed or traded on a national securities exchange, commodities exchange, contract market or comparable over-the-counter market and that are freely transferable are valued at their closing settlement price on the exchange on which they are primarily traded or based upon the current settlement price for a like instrument acquired on the day on which the instrument is being valued. A settlement price may not be used if the market makes a limit move with respect to a

143	December 31, 2014

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particular commodity. Over-the-counter futures, options on futures, and swap contracts for which market quotations are readily available are valued based on quotes received from independent pricing vendors or one or more dealers that make markets in such securities. If quotes are not available from an independent pricing vendor or dealers, over-the-counter futures and options on futures contracts are valued using fair valuation methodologies.

Options on securities and options on indices are valued using the last quoted sale price as of the close of the securities or commodities exchange on which they are traded. If there has been no sale that day, such securities are valued at the average of the last reported bid and ask prices on the valuation day for long positions or ask prices for short positions. Certain investments including options may trade in the over-the- counter market and generally are valued based on quotes received from independent pricing vendors or one or more dealers that make markets in such securities.

Portfolio securities that are traded on foreign securities exchanges are generally valued at the last reported sale or closing price of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. In such an event, the fair value of those securities is determined in good faith through consideration of other factors in accordance with procedures established by, and under the general supervision of, the Board of Trustees. Certain Funds will use a fair valuation model provided by independent pricing vendors, which is intended to reflect fair value when a security’s value is believed to have been materially affected by a valuation event that has occurred between the close of the exchange or market on which the security is traded and the close of the normal trading day of the NYSE, 4:00 p.m. Eastern Time. The Funds’ procedures set forth certain triggers that instruct when to use the fair valuation model. The value assigned to a security by the fair valuation model is a determination of fair value made under the Funds’ valuation procedures and under the supervision of the Board of Trustees. In such a case, a Fund’s value for a security may be different from the last sales price (or the latest closing price) and there is no guarantee that a fair valued security will be sold at the price at which a Fund is valuing the security.

Forward currency contracts have a market value determined by the prevailing daily foreign currency exchange rates and current foreign currency exchange forward rates. The foreign currency exchange forward rates are calculated using an automated system that estimates rates on the basis of the current day foreign currency exchange rates and forward foreign currency exchange rates supplied by a pricing vendor. Foreign exchange rates and forward foreign currency exchange rates may generally be obtained at the close of the NYSE, normally 4:00 p.m. Eastern Time.

Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies, which are priced as equity securities.

All other securities and other assets are carried at their fair value as determined in good faith using methodologies approved by the Board of Trustees. The valuation methodologies include: analysis of recent public transactions in securities or assets of the same class or that are highly similar; analysis of recent private transactions in securities or assets of the same class or that are highly similar; analysis of information that provides a reasonable basis for valuation, such as appraisals, analysts’ reports, and valuation models; and cost, if other valuation methods are not available.

Securities Transactions and Investment Income: Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales of securities are determined by the identified cost method. Interest income, adjusted for accretion of discounts and amortization of premiums, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as a Fund is informed of such dividends in the exercise of reasonable diligence. If applicable, any foreign capital gains taxes are accrued, net of unrealized gains, and are payable upon the sale of such investments.

Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE, normally 4:00 p.m. Eastern Time. The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed.

Debt Securities: Debt securities are affected primarily by the financial condition of the companies or other entities that have issued them and by changes in interest rates. There is a risk that an issuer of a Fund’s debt investments may not be able to meet its financial obligations (e.g., may not be able to make principal and/or interest payments when they are due or otherwise default on other financial terms) and/or go bankrupt. Lower rated debt securities, such as high-yield/high-risk bonds, are especially subject to credit risk during periods of economic uncertainty or during economic downturns and are more likely to default on their interest and/or principal payments than higher rated debt securities. Debt securities with longer durations tend to be more sensitive to changes in interest rates,

December 31, 2014	144

Notes to Financial Statements

making them more volatile than debt securities with shorter durations. The value of debt securities may fall when interest rates rise. Given the current historically low interest rate environment, the risks associated with rising interest rates are heightened and future increases in interest rates may result in periods of dramatic volatility and may negatively impact the value of debt securities. The liquidity of the market for debt securities may decrease during periods of increased volatility. Additionally, new regulations applicable to and changing business practices of broker-dealers that make markets in debt securities may result in those broker-dealers restricting their market making activities for certain debt securities, which may reduce the liquidity and increase the volatility of such debt securities.

Collateralized Debt Obligations: Certain Funds may invest in collateralized debt obligations (“CDOs”), which include collateralized loan obligations (“CLOs”) and other similarly structured securities. CLOs are a type of asset-backed security. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses. For CDOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity“ tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CDO trust typically has a higher rating and lower yield than its underlying securities and can be rated investment grade. Despite the protection from the equity tranche, CDO senior tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CDO securities as a class. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Funds as illiquid securities; however, an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions under the Securities Act of 1933. In addition to the normal risks associated with fixed income securities (e.g., interest rate risk and default risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Funds may invest in tranches of CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Commodity-Linked Notes: Certain Funds may invest in commodity-linked notes, which are derivative debt instruments whose principal and/or interest payments are linked to the price movement of a commodity, commodity index or commodity futures or option contract. The value of these notes will rise and fall in response to changes in the underlying commodity, related index or reference asset. These notes are often leveraged, increasing the volatility of each note’s value relative to the change in the underlying linked index. Commodity index-linked investments may be more volatile and less liquid than the underlying index, and their value may be affected by the performance of the commodities as well as other factors, including liquidity, quality, maturity and other economic variables. Commodity-linked notes are typically issued by a bank or other financial institution and are sometimes referred to as structured notes because the terms of the notes may be structured by the issuer and the purchaser of the notes to accommodate the specific investment requirements of the purchaser.

Exchange-Traded Funds (“ETFs”): Certain Funds may invest in ETFs, which are funds whose shares are traded on a national securities exchange. ETFs may be based on underlying equity or fixed income securities, as well as commodities or currencies. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.” The investor purchasing a creation unit then sells the individual shares on a secondary market. Although similar diversification benefits may be achieved through an investment in another investment company, ETFs generally offer greater liquidity and lower expenses. Because an ETF incurs its own fees and expenses, shareholders of a Fund investing in an ETF will indirectly bear those costs. Such Funds will also incur brokerage commissions and related charges when purchasing or selling shares of an ETF. Unlike typical investment company shares, which are valued once daily, shares in an ETF may be purchased or sold on a securities exchange throughout the trading day at market prices that are generally close to the net asset value of the ETF.

Foreign Securities: Certain Funds may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. These risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

145	December 31, 2014

Notes to Financial Statements

Forward Commitments: Certain Funds may contract to purchase securities for a fixed price at a transaction date beyond the customary settlement period (i.e., “when-issued,” “delayed-delivery,” “forward commitment,” or “TBA transactions”) consistent with a Fund’s ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by a Fund to purchase securities for a predetermined price or yield with payment and delivery taking place more than three days in the future or after a period longer than the customary settlement period for that type of security. No interest will be earned by a Fund on such purchases until the securities are delivered; however, the market value may change prior to delivery. A Fund will not engage in these transactions for investment leverage.

When-issued securities involve the risk that the yield obtained in the transaction will be less than that available in the market when delivery takes place. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in value based upon changes in the value of the security or general level of interest rates. In when-issued and delayed-delivery transactions, a Fund relies on the seller to complete the transaction; the seller’s failure to do so may cause a Fund to miss an advantageous price or yield.

Each Fund may enter into to-be-announced (“TBA”) sale commitments to hedge its positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, an equivalent deliverable security or an offsetting TBA purchase commitment deliverable on or before the sale commitment date is held as “cover” for the transaction.

Unsettled TBA sale (purchase) commitments are valued at the current market value of the underlying securities, according to the procedures described under “Portfolio Valuation” above. The contract is adjusted to market value daily, and the change in market value is recorded by the Fund as an unrealized gain or loss. If the TBA sale (purchase) commitment is closed through the acquisition of an offsetting purchase (sale) commitment, the Fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

Government-Sponsored Enterprises (“GSEs”): Certain Funds may invest in GSEs, which are privately-owned corporations created by the U.S. Congress to provide funding and help to reduce the cost of capital for certain borrowing sectors of the economy, such as homeowners, students, and farmers. Certain GSEs (such as Freddie Mac, Fannie Mae, and FHLB), although sponsored or chartered by the U.S. Government, are not funded by the U.S.

Government, and the securities they issue are not guaranteed by the U.S. Government. GSE debt is generally considered to be of high credit quality due to the implied backing of the U.S. Government, but ultimately it is the sole obligation of its issuer. For that reason, securities issued by GSEs are considered to carry somewhat greater credit risk than securities issued by the U.S. Treasury or government agencies that carry the full faith and credit of the U.S. Government.

Inflation-Indexed Bonds: Certain Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

Mortgage-Related and Other Asset-Backed Securities: Certain Funds may invest in mortgage-related and other asset-backed securities. A mortgage-backed security, which represents an interest in a pool of assets such as mortgage loans, will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates rise or fall.

Mortgage-backed securities are subject to extension risk, which is the risk that a Fund that holds mortgage-backed securities may exhibit additional volatility during periods of rising interest rates. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. In addition, mortgage-backed securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because a Fund will have to reinvest that money at the lower prevailing interest rates.

A Fund’s investments in asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. Asset-backed securities present credit risks that are not presented by mortgage-backed securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable in quality to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, a Fund will be unable to possess and sell the underlying collateral and that a

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Notes to Financial Statements

Fund’s recoveries on repossessed collateral may not be available to support payments on the security. In the event of a default, a Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

Real Estate Investment Trusts (“REITs”): Certain Funds may invest a portion of their assets in REITs and are subject to certain risks associated with direct investments in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. There is no guarantee that the REITs held by the Funds will continue to pay dividends. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”), or its failure to maintain exemption from registration under the 1940 Act.

Repurchase Agreements: Certain Funds may enter into repurchase agreements (agreements to purchase securities—generally securities of the U.S. Government, its agencies or instrumentalities—subject to the seller’s agreement to repurchase them at a specified time and price) with well-established dealers or institutions that Forward Management, or the appropriate sub-advisor, has determined to be creditworthy. Repurchase agreements subject the Fund to counterparty risk, meaning that a fund could lose money if the other party fails to perform under the terms of the agreement. The Fund mitigates this risk by ensuring that the Fund’s repurchase agreements are fully collateralized by cash or U.S. government and agency securities. It is the Funds’ policy to take possession of the underlying securities, held in safekeeping at the Fund’s custodian or designated sub-custodians for tri-party repurchase agreements, as collateral and, on a daily basis, mark-to-market such securities to ensure that the market value including accrued interest is at least equal to the amount owed to the Funds under each repurchase agreement. As of December 31, 2014, the U.S. Government Money Fund held repurchase agreements and has disclosed the details in the Portfolio of Investments. No other Funds held repurchase agreements as of December 31, 2014.

Short Sales: Certain Funds may sell securities short. Short sales are transactions in which a Fund sells a security that it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, a Fund must borrow the security to deliver to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it in the open market at some later date. The Fund bears the risk of a loss if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in value between those dates. There can be no assurance that securities necessary to cover a short position will be available for purchase. All short sales must be fully collateralized. The Fund maintains collateral consisting of cash, U.S. Government securities or other liquid assets in an amount at least equal to the market value of their respective short positions. The Fund is liable for any dividends or interest payable on securities while those securities are in a short position. The Fund typically intends to hold securities sold short for the short term; therefore, they are excluded from the purchases and sales of investments in Note 7 and the Fund’s Portfolio Turnover Calculation in the Financial Highlights. As of December 31, 2014, the Funds held no securities sold short.

Stripped Mortgage-Backed Securities: Certain Funds may invest in stripped mortgage-backed securities that are derivative multiple-class mortgage-backed securities. Stripped mortgage-backed securities usually have two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. Typically, one class will receive some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. In extreme cases, one class will receive all of the interest (“interest only” or “IO” class) while the other class will receive the entire principal (“principal only” or “PO“ class). The cash flow and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. Slower than anticipated prepayments of principal may adversely affect the yield to maturity of a PO. The yields and market risk of IO and PO stripped mortgage-backed securities may be more volatile than those of other fixed income securities, including traditional mortgage-backed securities.

Structured Notes: Certain Funds may invest in structured notes, which are debt obligations that also contain an embedded derivative component with characteristics that adjust the obligation’s risk/return profile. Generally, the performance of a structured note will track that of the underlying debt obligation and the derivative embedded within it. The Fund has the right to receive periodic interest payments from the issuer of the structured notes at an agreed-upon interest rate and a return of the principal at the maturity date.

Structured notes are typically privately negotiated transactions between two or more parties. The Fund bears the risk that the issuer of the structured note will default or become bankrupt. The Fund also bears the risk of the loss of its principal investment and periodic interest payments expected to be received for the duration of its investment in the structured notes.

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In the case of structured notes on credit default swaps, the Fund is also subject to the credit risk of the corporate credits underlying the credit default swaps. If one of the underlying corporate credits defaults, the Fund may receive the security that has defaulted, or alternatively a cash settlement may occur, and the Fund’s principal investment in the structured note would be reduced by the corresponding face value of the defaulted security.

A highly liquid secondary market may not exist for the structured notes a Fund may invest in, and there can be no assurance that a highly liquid secondary market will develop. The lack of a highly liquid secondary market may make it difficult for a Fund to sell the structured notes it holds at an acceptable price or accurately value such notes. The market for structured notes may be, or suddenly can become, illiquid. The other parties to the transaction may be the only investors with sufficient understanding of the derivative to be interested in bidding for it. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for structured notes. In certain cases, a market price for a credit-linked security may not be available.

Fair Value Measurements: A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of each Fund’s investments as of the reporting period end. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1—Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date. Investments in the Underlying Funds are valued at their NAV daily and are classified as Level 1 prices.

Level 2—Quoted prices in markets which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability. The Board of Trustees has approved independent pricing vendors that calculate fair valuations of international equity securities based on a number of factors that appear to correlate to the movements in the U.S. markets.

Level 3—Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of December 31, 2014:

Investments in Securities	Level 1	Level 2	Level 3	Total
Frontier Strategy Fund
Exchange-Traded Funds	$3,375,680	—	—	$3,375,680
Agency Pass-Through Securities(a)	—	$16,042,285	—	16,042,285
Asset-Backed Securities	—	3,691,937	—	3,691,937
Collateralized Mortgage Obligations(a)	—	12,285,715	—	12,285,715
Corporate Bonds(a)	—	19,995,926	—	19,995,926
Municipal Bonds	—	9,489,221	—	9,489,221
U.S. Treasury Bonds & Notes	—	19,576,834	—	19,576,834

Total	$3,375,680	$81,081,918	—	$84,457,598

High Yield Bond Fund
Corporate Bonds(a)	—	$120,716,427	—	$120,716,427

Total	—	$120,716,427	—	$120,716,427

December 31, 2014	148

Notes to Financial Statements

Investments in Securities	Level 1	Level 2	Level 3	Total
Investment Grade Fixed-Income Fund
Exchange-Traded Funds	$11,573,743	—	—	$11,573,743
U.S. Treasury Bonds & Notes	—	$35	—	35

Total	$11,573,743	$35	—	$11,573,778

Total MarketPlus Fund
Exchange-Traded Funds	$16,939,251	—	—	$16,939,251
Agency Pass-Through Securities(a)	—	$3,640,705	—	3,640,705

Total	$16,939,251	$3,640,705	—	$20,579,956

U.S. Government Money Fund
U.S. Agency Bonds(a)	—	$15,023,793	—	$15,023,793
Repurchase Agreements	—	106,000,000	—	106,000,000

Total	—	$121,023,793	—	$121,023,793

Balanced Allocation Fund
Affiliated Investment Companies	$11,253,409	—	—	$11,253,409

Total	$11,253,409	—	—	$11,253,409

Growth & Income Allocation Fund
Affiliated Investment Companies	$23,947,118	—	—	$23,947,118

Total	$23,947,118	—	—	$23,947,118

Growth Allocation Fund
Affiliated Investment Companies	$29,248,848	—	—	$29,248,848

Total	$29,248,848	—	—	$29,248,848

Income & Growth Allocation Fund
Affiliated Investment Companies	$3,724,839	—	—	$3,724,839

Total	$3,724,839	—	—	$3,724,839

Income Builder Fund
Affiliated Investment Companies	$16,109,752	—	—	$16,109,752

Total	$16,109,752	—	—	$16,109,752

Multi-Strategy Fund
Affiliated Investment Companies	$14,830,603	—	—	$14,830,603

Total	$14,830,603	—	—	$14,830,603

(a) For detailed descriptions of industry or sector, see the accompanying Portfolio of Investments.

149	December 31, 2014

Notes to Financial Statements

Other Financial Instruments(a)	Level 1	Level 2	Level 3	Total
Frontier Strategy Fund
Assets
Total Return Swap Contracts	—	$1,546,134	—	$1,546,134
Liabilities
Total Return Swap Contracts	—	(8,583,238)	—	(8,583,238)

Total	—	$(7,037,104)	—	$(7,037,104)

Total MarketPlus Fund
Assets
Total Return Swap Contracts	—	$3,299,099	—	$3,299,099
Liabilities
Total Return Swap Contracts	—	(17,433)	—	(17,433)

Total	—	$3,281,666	—	$3,281,666

(a) Other financial instruments are derivative instruments reflected in the schedules to the Portfolio of Investments, such as swap contracts.

The Funds recognize transfers between levels as of the beginning of the annual period in which the transfer occurred. As of December 31, 2014 there were no transfers between Level 1 and Level 2 securities.

The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investment Grade Fixed-Income Fund	Asset- Backed Securities	Collateralized Mortgage Obligations	Corporate Bonds
Balance as of December 31, 2013	$8,483	$314,325	$59,062
Accrued discounts/premiums	—	343	36,436
Realized gain/(loss)(a)	10,000	(227,618)	(1,589,578)
Change in unrealized appreciation/(depreciation)(a)	(8,483)	337,850	1,513,982
Purchases	—	—	—
Sales proceeds	(10,000)	(424,900)	(19,902)
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	—	—

Balance as of December 31, 2014	$—	$—	$—

Net change in unrealized appreciation/(depreciation) included in the Statement of Operations attributable to Level 3 investments still held at December 31, 2014	$—	$—	$—

(a) Net realized gain/(loss) and net unrealized appreciation/(depreciation) are included in the related amounts on investments in the Statement of Operations, as applicable.

As of December 31, 2014, the other Funds did not have transfers between the fair value levels designated in the preceding table and unobservable inputs (Level 3) used in determining fair value. Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

Derivative Instruments and Hedging Activities: The following discloses the Funds’ use of derivative instruments and hedging activities.

The Funds’ investment objectives not only permit the Funds to purchase investment securities but also allow certain Funds to enter into various types of derivative contracts, including, but not limited to, futures contracts, swap contracts, forward currency contracts, and purchased and written options. In doing so, the Funds will employ strategies in differing combinations to permit them to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity or debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Funds to pursue their objectives

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more quickly and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors: In pursuit of their investment objectives, certain Funds may use derivatives that increase or decrease a Fund’s exposure to the following market risk factors:

Credit Risk: Credit risk is the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk: Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the value of the foreign currency denominated security will increase as the dollar depreciates against the currency.

Interest Rate Risk: Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase the value of such investments. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Risk of Investing in Derivatives: The Funds’ use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Funds are using derivatives to decrease or hedge exposures to market risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected, resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Funds to increase their market value exposure relative to their net assets and can substantially increase the volatility of the Funds’ performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the

Funds. Typically, the associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to settle the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Futures: Certain Funds may invest in futures contracts in accordance with their investment objectives. Each Fund does so for a variety of reasons, including for cash management, hedging or non-hedging purposes, in an attempt to achieve investment returns consistent with the Fund’s investment objective. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Futures transactions may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, a Fund could be exposed to risk if the counterparties to the contracts are unable to meet the terms of their contracts. With exchange-traded futures, there is minimal counterparty credit risk to the Funds since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of liquid assets (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract

151	December 31, 2014

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that is returned to a Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each day a Fund may pay or receive cash, called “variation margin,” equal to the daily change in value of the futures contract. Such payments or receipts are recorded for financial statement purposes as unrealized gains or losses by a Fund. Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between a Fund and the broker of the amount one would owe the other if the futures contract expired. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Funds held no futures contracts as of December 31, 2014.

Option Writing/Purchasing: Certain Funds may write or purchase option contracts to adjust risk and return of their overall investment positions. When a Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options that expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on affecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase, or proceeds from the sale, in determining whether the Fund has realized a gain or loss on investment transactions. Risks from entering into option transactions arise from the potential inability of counterparties to meet the terms of the contracts, the potential inability to enter into closing transactions because of an illiquid secondary market and unexpected movements in security values. The Funds held no purchased or written options as of December 31, 2014.

Written option activity for the year ended December 31, 2014 was as follows:

	Written Call Options		Written Put Options
Investment Grade Fixed-Income Fund	Number of Contracts	Contract Premium	Number of Contracts	Contract Premium
Outstanding, at beginning of year December 31, 2013	(12)	$(5,792)	(12)	$(5,793)

Options written	(18)	(6,126)	(18)	(5,489)
Options exercised or closed	18	6,126	11	3,422
Options expired	12	5,792	19	7,860

Outstanding, December 31, 2014	—	$—	—	$—

Swaps: Certain Funds may enter into interest rate, index, equity, currency exchange rate, total return and credit default swap agreements, as well as purchase and sell options to enter into such swap agreements, for hedging and non-hedging purposes. These transactions would be entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to a Fund than if the Fund had invested directly in the asset that yielded the desired return. Swap agreements may be executed in a multilateral or other trade facility program, such as a registered exchange (“centrally cleared swaps”) or may be privately negotiated in the over-the-counter market. The duration of a swap agreement typically ranges from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index). In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP.

Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Credit default swaps are a type of swap agreement in which the protection “buyer” is generally obligated to pay the protection “seller” an upfront and/or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. The credit default swap agreement may have as reference obligations one or more securities that are not currently held by a Fund. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount if the swap is cash settled. A Fund may be either the buyer or seller in the transaction. If a Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a

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Fund generally receives an upfront payment and/or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. Credit default swap agreements involve greater risks than if a Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A Fund will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness or that are centrally cleared.

Total return swap agreements are contracts in which one party agrees to make periodic payments based on the change in market value of underlying assets, which may include a specified security, basket of securities, defined portfolios of bonds, loans and mortgages, or securities indexes during the specified period in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets or indices. Total return swap agreements may be used to obtain exposure to a security or market index without owning or taking physical custody of such security or component securities of a market index. Total return swap agreements may effectively add leverage to a Fund’s portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. Total return swaps are a mechanism for the user to accept the economic benefits of asset ownership without utilizing the balance sheet. The other leg of the swap, usually the London Interbank Offered Rate (LIBOR), is spread to reflect the non-balance sheet nature of the product. Total return swaps can be designed with any underlying asset agreed upon between two parties. Typically no notional amounts are exchanged with total return swaps. Total return swap agreements entail the risk that a party will default on its payment obligations to a Fund thereunder. Swap agreements also entail the risk that a Fund will not be able to meet its obligation to the counterparty. Generally, a Fund will enter into total return swaps on a net basis (i.e., the two payment streams are netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

Most swap agreements entered into by a Fund calculate the obligations of the parties to the agreement on a “net basis.” Consequently, a Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net present value of amounts to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund’s current obligations under a swap agreement will be accrued daily (offset against amounts owed to the Fund), and any accrued but unpaid net amounts owed to a swap counterparty will be covered in accordance with applicable regulatory requirements to limit any potential leveraging of a Fund’s portfolio. Any net amount accrued but not yet paid to a Fund by the counterparty under a swap agreement (i.e., the Fund’s current rights under the swap agreement) is recorded as unrealized appreciation until the amount is paid to the Fund. The Fund’s maximum risk of loss from counterparty credit risk is generally limited to the net payment to be received by the Fund and/or the termination value at the end of the contract. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Funds’ investment restriction concerning senior securities.

Whether a Fund’s use of swap agreements will be successful in furthering its investment objective will depend on Forward Management’s ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Swap agreements that cannot be terminated or sold within seven days may be considered to be illiquid investments. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Although centrally cleared swaps typically present less counterparty risk than non-centrally cleared swaps, a Fund that has entered into centrally cleared swaps is subject to the risk of the failure of the CCP. A Fund will enter into swap agreements only with counterparties that meet certain standards for creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Fund’s repurchase agreement guidelines) or that are centrally cleared. Certain restrictions imposed on the Funds by the Code may limit a Fund’s ability to use swap agreements. It is possible that developments in the swap market, including additional government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern over-the-counter financial derivative transactions entered into by a Fund and a counterparty. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements.

During the year ended December 31, 2014, the Frontier Strategy Fund and the Total MarketPlus Fund invested in swap agreements consistent with the Funds’ investment strategies to gain exposure to certain markets or indices. Swap agreements held at December 31, 2014 are disclosed in the Portfolio of Investments. No other Funds held swap agreements at December 31, 2014.

153	December 31, 2014

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The values in the following tables exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not necessarily representative of the Funds’ net exposure. Cash held as collateral is in a segregated account with the Funds’ custodian and is reflected in the Statement of Assets and Liabilities.

Balance Sheet – Fair Value of Derivative Instruments as of December 31, 2014 (a):

Derivatives not Accounted for as Hedging Instruments	Asset Derivatives Balance Sheet Location	Fair Value	Liabilities Derivatives Balance Sheet Location	Fair Value
Frontier Strategy Fund
Equity Contracts (Total Return Swaps)	Unrealized gain on swap contracts	$1,546,134	Unrealized loss on swap contracts	$8,583,238

Total		$1,546,134		$8,583,238

Total MarketPlus Fund
Equity Contracts (Total Return Swaps)	Unrealized gain on swap contracts	$3,299,099	Unrealized loss on swap contracts	$17,433

Total		$3,299,099		$17,433

(a) For open derivative instruments as of December 31, 2014, see the Portfolio of Investments. At December 31, 2014, the percentage of the fair value of derivatives to net assets (“derivative activity”) for Frontier Strategy Fund and Total MarketPlus Fund was 2.19% less and 1.86% higher, respectively, than the Funds’ average month end derivative activity during the year. The Portfolio of Investments is representative of the derivative activity for the year ended December 31, 2014 for the other Funds.

The gains/(losses) in the following table are included in “Net realized gain/(loss)” or “Net change in unrealized gain/(loss)” on the Statement of Operations.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2014:

Derivatives not Accounted for as Hedging Instruments	Location of Gains/(Loss) on Derivatives Recognized in Income	Realized Gain/(Loss) on Derivatives Recognized in Income	Change in Unrealized Gain/(Loss) on Derivatives Recognized in Income
Frontier Strategy Fund
Equity Contracts (Total Return Swaps)	Net realized gain on swap contracts/Net change in unrealized depreciation on swap contracts	$16,483,885	$(17,090,514)

Total		$16,483,885	$(17,090,514)

Investment Grade Fixed-Income Fund
Interest Rate Contracts (Options Written)	Net realized loss on written option contracts/Net change in unrealized depreciation on written option contracts	$(5,814)	$(147)
Interest Rate Contracts (Futures Contracts)	Net realized gain on futures contracts/Net change in unrealized appreciation on futures contracts	62,561	73,678

Total		$56,747	$73,531

Total MarketPlus Fund
Equity Contracts (Total Return Swaps)	Net realized gain on swap contracts/Net change in unrealized depreciation on swap contracts	$7,094,911	$(4,010,156)

Total		$7,094,911	$(4,010,156)

Certain derivative contracts and repurchase agreements are executed under either standardized netting agreements or, for exchange-traded derivatives, the relevant contracts for a particular exchange which contain enforceable netting provisions. A derivative netting arrangement creates an enforceable right of set-off that becomes effective and affects the realization of settlement on individual assets, liabilities and collateral amounts, only following a specified event of default or early termination. Default events may include the failure to make payments or deliver securities timely, material adverse changes in financial condition or insolvency, the breach of minimum regulatory capital requirements, or loss of license, charter or other legal authorization necessary to perform under the contract.

December 31, 2014	154

Notes to Financial Statements

The following table presents financial instruments that are subject to enforceable netting arrangements or other similar agreements as of December 31, 2014:

Offsetting of Financial Assets and Derivative Assets(a)

	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Gross Amounts Not Offset in the Statement of Assets and Liabilities
				Financial Instruments (b)	Cash Collateral Received (b)	Net Amount
Frontier Strategy Fund
Equity Contracts (Total Return Swaps)	$1,546,134	$—	$1,546,134	$(941,147)	$—	$604,987

Total	$1,546,134	$—	$1,546,134	$(941,147)	$—	$604,987

Total MarketPlus Fund
Equity Contracts (Total Return Swaps)	$3,299,099	$—	$3,299,099	$—	$—	$3,299,099

Total	$3,299,099	$—	$3,299,099	$—	$—	$3,299,099

U.S. Government Money Fund
Repurchase Agreements	$106,000,000	$—	$106,000,000	$(106,000,000)	$—	$—

Total	$106,000,000	$—	$106,000,000	$(106,000,000)	$—	$—

Offsetting of Financial Liabilities and Derivative Liabilities

	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Gross Amounts Not Offset in the Statement of Assets and Liabilities
				Financial Instruments (b)	Cash Collateral Pledged (b)	Net Amount
Frontier Strategy Fund
Equity Contracts (Total Return Swaps)	$8,583,238	$—	$8,583,238	$(941,147)	$(7,642,091)	$—

Total	$8,583,238	$—	$8,583,238	$(941,147)	$(7,642,091)	$—

Total MarketPlus Fund
Equity Contracts (Total Return Swaps)	$17,433	$—	$17,433	$—	$—	$17,433

Total	$17,433	$—	$17,433	$—	$—	$17,433

(a) For additional information about enforceable netting arrangements or similar agreements and associated collateral, see disclosures presented in Note 2 of the Notes to the Financial Statements.

(b) These amounts are limited to the derivative asset/liability balance and, accordingly, do not include excess collateral received/pledged which is disclosed in the Portfolio of Investments for financial instruments and in the Statement of Assets and Liabilities for cash collateral.

Warrants: Certain Funds may invest in warrants. A Fund may purchase warrants issued by domestic and foreign companies to purchase newly created equity securities consisting of common and preferred stock. Warrants are securities that give the holder the right, but not the obligation, to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a certain date or during a set period. The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant.

Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security; and, thus, can be a speculative investment. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant.

The leveraging effect enables the investor to gain exposure to the underlying security with a relatively low capital investment. This leveraging

155	December 31, 2014

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increases an investor’s risk, as a complete loss of the amount invested in the warrant may result in the event of a decline in the value of the underlying security. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant, a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants generally pay no dividends and confer no voting or other rights other than to purchase the underlying security. As of December 31, 2014 the Funds held no warrants.

Cash Management Transactions: The Funds may hold cash balances in bank demand deposit accounts with the Funds’ custodian, Citibank, N.A. (“Citibank”). Such amounts are readily accessible to purchase investments or pay Fund expenses. The Funds consider liquid assets deposited in a bank demand deposit account to be cash equivalents. Cash and cash equivalents are valued at cost plus any accrued interest. The Funds may maintain demand deposit accounts that have an aggregate value in excess of Federal Deposit Insurance Corporation (FDIC) insurance limits. As a result, the Funds may be exposed to credit risk in the event of insolvency or other failure of Citibank to meet its obligations.

Commodity Futures Trading Commission Regulation: The Frontier Strategy Fund, the Total MarketPlus Fund, the Balanced Allocation Fund, the Growth & Income Allocation Fund, the Growth Allocation Fund, the Income & Growth Allocation Fund, and the Multi-Strategy Fund are each subject to regulation as a commodity pool under the Commodity Exchange Act pursuant to recent rule changes by the Commodity Futures Trading Commission (the “CFTC”). The Advisor has registered with the CFTC as a Commodity Pool Operator and is a member of the National Futures Association. As a result, additional CFTC-mandated disclosure, reporting and recordkeeping obligations have begun to apply with respect to these seven Funds. Compliance with the CFTC’s ongoing regulatory compliance requirements could increase each of these seven Fund’s expenses, adversely affecting its total return.

Distributions to Shareholders: Dividends from net investment income, if any, are declared and paid annually for the Frontier Strategy Fund and the Total MarketPlus Fund; quarterly for the Growth & Income Allocation Fund, the Growth Allocation Fund and the Multi-Strategy Fund; monthly for the Balanced Allocation Fund, the High Yield Bond Fund, the Income & Growth Allocation Fund, the Income Builder Fund and the Investment Grade

Fixed-Income Fund; and declared daily and paid monthly for the U.S. Government Money Fund. For all Funds, net realized capital gains, if any, are normally distributed annually in December, and a spillover capital gain distribution, if any, may be distributed annually in June. There is no guarantee that the Funds will continue paying dividends.

Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from GAAP. Therefore, the source of the Funds’ distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain or from paid-in-capital depending upon the type of book/tax differences that may exist.

Based on information provided by the REITs, the Funds recharacterize distributions received from REIT investments into the following categories: ordinary income, long-term capital gains, and return of capital. If information is not available on a timely basis from the REITs, the recharacterization will be estimated based on available information that may include the previous year’s allocation. If new or additional information becomes available from the REITs at a later date, a recharacterization will be made in the following annual financial reporting period. There is no guarantee that the REITs held by the Funds will continue to pay dividends. The Funds record as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as long-term capital gain in the Statement of Operations, and the amount recharacterized as a return of capital as a reduction to the cost of investments in the Statement of Assets and Liabilities and in the Portfolio of Investments. These recharacterizations are reflected in the accompanying financial statements.

Federal Income Taxes: The Trust treats each Fund as a separate entity for Federal income tax purposes. Each Fund intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Code. By so qualifying, each Fund will not be subject to Federal income taxes to the extent that it distributes substantially all of its taxable or tax-exempt income, if any, for its tax year ending December 31. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, each Fund will not be subject to a Federal excise tax. Therefore, no provision is made by the Funds for Federal income or excise taxes. Withholding taxes on foreign dividends are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing

December 31, 2014	156

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treatment for items such as non-U.S. currency gains and losses, short-term capital gains and losses, capital losses related to wash sales, unrealized appreciation of certain investments in non-U.S. securities, and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Funds for financial reporting purposes. The Funds may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

As of and during the year ended December 31, 2014, and for all open tax years, the Funds did not have a liability for any unrecognized tax benefits in the accompanying financial statements. The Funds recognize the interest and penalties, if any, related to the unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Funds did not incur any interest or penalties. Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Expenses: Expenses that are specific to a Fund or class of shares of a Fund are charged directly to that Fund or share class. Expenses that are common to all Funds generally are allocated among the Funds in proportion to their average daily net assets. For Funds offering multiple share classes, all of the realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class in proportion to its average daily net assets. Fees provided under the distribution (Rule 12b-1 of the 1940 Act), shareholder services and/or administrative services plans for a particular class of a Fund are charged to the operations of such class.

ReFlow Transactions: Certain Funds may participate in ReFlow, a program designed to provide an alternative liquidity source for mutual funds experiencing redemptions of their shares. In order to pay cash to shareholders who redeem their shares on a given day, a mutual fund typically must hold cash in its portfolio, liquidate portfolio securities, or borrow money, all of which impose certain costs on the fund. ReFlow provides participating mutual funds with another source of cash by standing ready to purchase shares from a fund equal to the amount of the fund’s net redemptions on a given day. ReFlow then generally redeems those shares when the fund experiences net sales. In return for this service, the fund will pay a fee to ReFlow at a rate determined by a daily auction with other participating mutual funds. The costs to a Fund for participating in ReFlow are generally expected to be influenced by and comparable to the cost of other sources of liquidity, such as the Fund’s short-term lending arrangements or the costs of selling portfolio securities to meet redemptions. ReFlow is prohibited from acquiring more than 3% of the outstanding voting securities of any Fund, but in no case will ReFlow’s position in any Fund exceed $15 million.

ReFlow Services, LLC (“ReFlow Services”), the entity which facilitates the day-to-day operations of ReFlow, is under common control with Forward Management. In light of this, the Board of Trustees has adopted certain procedures to govern the Funds’ participation in ReFlow. ReFlow fees that were incurred by the Funds during the year ended December 31, 2014 are recorded in the Statement of Operations, if applicable.

3. Investment Management Services

The Trust has entered into an investment management agreement with Forward Management pursuant to which Forward Management provides investment management services to the Funds and is entitled to receive a fee calculated daily and payable monthly at the following annual rates, as of December 31, 2014, based on each Fund’s average daily net assets:

Fund	Advisory Fee	Fund	Advisory Fee
Frontier Strategy Fund	0.85%	Balanced Allocation Fund	0.10%(b)

High Yield Bond Fund	0.25%	Growth & Income Allocation Fund	0.10%(b)

Investment Grade Fixed-Income Fund	0.25%	Growth Allocation Fund	0.10%(b)

Total MarketPlus Fund	0.50%	Income & Growth Allocation Fund	0.10%(b)

U.S. Government Money Fund	0.08%(a)	Income Builder Fund	0.10%

		Multi-Strategy Fund	0.10%(c)

(a) Effective April 4, 2011, in an attempt to enhance the yield of the U.S. Government Money Fund, Forward Management has agreed to waive its management fee to the extent necessary in order to maintain the Fund’s (or class thereof, as applicable) current yield at or above 0.01% (1 basis point). Any such waiver of the management fee is voluntary and

157	December 31, 2014

Notes to Financial Statements

may be revised or terminated by Forward Management at any time without notice. There is no guarantee that the Fund will be able to maintain a current yield at or above 0.01%. For the year ended December 31, 2014, the management fee waivers are recorded in the Statement of Operations.

(b) Forward Management has contractually agreed to waive its investment management fee until April 30, 2015. The waivers for the investment management fees are reflected in the Statement of Operations.

(c) Forward Management contractually agreed to waive its investment management fee through April 30, 2014. The waivers for the investment management fees totaled $6,012 and are reflected in the Statement of Operations.

The Trust has obtained an exemptive order from the Securities and Exchange Commission (“SEC”) that allows the Allocation Funds to enter into a special servicing agreement with the Underlying Funds under which the Underlying Funds will pay the expenses of the Allocation Funds (other than the Allocation Funds’ direct management fees, distribution and service fees, and administrative services fees) to the extent that the Underlying Funds derive additional financial and other benefits as a result of investments from the Allocation Funds. None of the expenses incurred by the Allocation Funds for the year ended December 31, 2014 were paid by the Underlying Funds.

The Trust and Forward Management have entered into an investment sub-advisory agreement with First Western Capital Management Company (“First Western”) for the High Yield Bond Fund. Pursuant to the agreement for the High Yield Bond Fund, First Western provides investment sub-advisory services to the Fund and is entitled to receive a fee from the Trust calculated daily and payable monthly at the annual rate of 0.25% of the Fund’s average daily net assets. Prior to December 1, 2014, the Trust and Forward Management had entered into an investment sub-advisory agreement with Pacific Investment Management Company LLC (“PIMCO”) for the Investment Grade Fixed-Income Fund. Pursuant to the agreement for Investment Grade Fixed-Income Fund, PIMCO provided sub-advisory services to the Fund and received a sub-advisory fee based on an annual rate of 0.25% of the Fund’s average daily net assets. Effective December 1, 2014, the Trust and Forward Management terminated their sub-advisory agreement with PIMCO, and the Fund is now advised solely by Forward Management.

Expense Limitations: Forward Management has entered into Expense Limitation Agreements with certain Funds, which limit the total expenses (exclusive of brokerage costs, interest, taxes, dividends, acquired fund fees and expenses, and extraordinary expenses) of certain classes of certain Funds, through a specified date. In addition, Forward Management may voluntarily reimburse additional expenses of certain classes of certain Funds. Following are the annual expense limitation rates and expiration dates for the Funds with an Expense Limitation Agreement:

Fund	Investor Class	Institutional Class	Class A	Class C	Advisor Class	Class Z	End Date
Frontier Strategy Fund	1.29%	0.99%	N/A	N/A	0.99%	0.89%	April 30, 2015
Investment Grade Fixed-Income Fund(a)	1.15%	0.75%	N/A	N/A	N/A	0.65%	April 30, 2016
Total MarketPlus Fund	1.25%	0.85%	N/A	N/A	N/A	0.75%	April 30, 2015
Income Builder Fund(b)	0.89%	0.39%	0.64%	1.39%	N/A	N/A	April 30, 2015
Multi-Strategy Fund(c)	0.89%	0.39%	0.74%	1.39%	N/A	N/A	April 30, 2015

(a) Prior to December 1, 2014, the Investment Grade Fixed-Income Fund did not have an Expense Limitation Agreement with Forward Management.

(b) From January 1, 2014 to September 30, 2014, the annual expense limitation rates for the Income Builder Fund’s Investor Class, Institutional Class, Class A and Class C shares’ were 0.99%, 0.49%, 0.74% and 1.49%, respectively.

(c) Prior to May 1, 2014, the Multi-Strategy Fund did not have an Expense Limitation Agreement with Forward Management. From May 1, 2014 to September 30, 2014, the annual expense limitation rates for the Multi-Strategy Fund’s Investor Class, Institutional Class, Class A and Class C shares’ were 0.99%, 0.49%, 0.84% and 1.49%, respectively.

Pursuant to the Expense Limitation Agreements, each Fund will reimburse Forward Management for any fee waivers and expense reimbursements made by Forward Management, provided that any such reimbursements made by a Fund to Forward Management will not cause the Fund’s expense limitation to exceed the expense limitation in existence at the time the expenses were incurred, or at the time of the reimbursement, whichever is lower, and the reimbursement is made within three years following the year in which the expenses were incurred.

December 31, 2014	158

Notes to Financial Statements

For the year ended December 31, 2014, the fee waivers and/or reimbursements were as follows:

Fund	Fees Waived/ Reimbursed By Advisor	Recoupment of Past Waived Fees by Advisor	Total
Frontier Strategy Fund
Investor Class	$69,872	$—	$69,872
Institutional Class	232,382	—	232,382
Advisor Class	3,956	—	3,956
Class Z	10,669	—	10,669
Investment Grade Fixed-Income
Investor Class	1,823	—	1,823
Institutional Class	2,203	—	2,203
Class Z	17,371	—	17,371
Total MarketPlus Fund
Investor Class	4,324	—	4,324
Institutional Class	42,192	—	42,192
Class Z	24,460	—	24,460
Income Builder Fund
Investor Class	4,395	—	4,395
Institutional Class	12,375	—	12,375
Class A	4,243	—	4,243
Class C	16,175	—	16,175
Multi-Strategy Fund
Investor Class	1,642	—	1,642
Institutional Class	15,006	—	15,006
Class A	4,825	—	4,825
Class C	3,046	—	3,046

As of December 31, 2014, the balances of recoupable expenses for each Fund were as follows:

Fund	2012	2013	2014	Total
Frontier Strategy Fund
Investor Class	$500	$8,390	$69,872	$78,762
Institutional Class	9,205	145,042	232,382	386,629
Advisor Class	1	1,199	3,956	5,156
Class Z	1,432	11,156	10,669	23,257
Investment Grade Fixed-Income
Investor Class	N/A	N/A	1,823	1,823
Institutional Class	N/A	N/A	2,203	2,203
Class Z	N/A	N/A	17,371	17,371
Total MarketPlus Fund
Investor Class	43	2,810	4,324	7,177
Institutional Class	87	37,337	42,192	79,616
Class Z	98	23,390	24,460	47,948
Income Builder Fund
Investor Class	N/A	763	4,395	5,158
Institutional Class	N/A	4,079	12,375	16,454
Class A	N/A	1,263	4,243	5,506
Class C	N/A	2,617	16,175	18,792

159	December 31, 2014

Notes to Financial Statements

Fund	2012	2013	2014	Total
Multi-Strategy Fund
Investor Class	N/A	N/A	$1,642	$1,642
Institutional Class	N/A	N/A	15,006	15,006
Class A	N/A	N/A	4,825	4,825
Class C	N/A	N/A	3,046	3,046

4. Distribution and Shareholder Services Plans

The Funds have adopted Distribution Plans (the “Distribution Plans”) pursuant to Rule 12b-1 of the 1940 Act that allow each of the Funds to pay for the sale and distribution of its shares at an annual rate of up to the following amounts based on each Fund’s daily average net assets:

Fund	Investor Class	Class A		Class C
Frontier Strategy Fund	0.25%	N/A		N/A
High Yield Bond Fund	0.25%	N/A		0.75%
Investment Grade Fixed-Income Fund	0.25%	N/A		N/A
Total MarketPlus Fund	0.25%	N/A		N/A
U.S. Government Money Fund	0.25%	0.25	%(a)	0.75	%(a)
Balanced Allocation Fund	0.25%	0.35%		0.75%
Growth & Income Allocation Fund	0.25%	0.35%		0.75%
Growth Allocation Fund	0.25%	0.35%		0.75%
Income & Growth Allocation Fund	0.25%	0.35%		0.75%
Income Builder Fund	0.25%	0.25%		0.75%
Multi-Strategy Fund	0.25%	0.35%		0.75%

(a) Effective December 15, 2014, the U.S. Government Money Fund’s Class A and Class C shares were terminated and converted into Investor Class shares of the Fund.

The Funds have adopted a shareholder services plan (the “Shareholder Services Plan”) with respect to certain Funds. Under the Shareholder Services Plan, a Fund is authorized to pay third party service providers for non-distribution related services to shareholders. Payments under the Shareholder Services Plan are calculated daily and paid monthly, and are not to exceed the following annual rates:

Fund	Investor Class		Institutional Class	Class C		Advisor Class
Frontier Strategy Fund	0.15%		0.10%	N/A		0.10%
High Yield Bond Fund	0.25%		0.10%	0.25%		N/A
Investment Grade Fixed-Income Fund	0.25%		0.10%	N/A		N/A
Total MarketPlus Fund	0.25%		0.10%	N/A		N/A
U.S. Government Money Fund	0.25	%(a)	None	0.25	%(b)	N/A
Balanced Allocation Fund	0.25%		None	0.25%		N/A
Growth & Income Allocation Fund	0.25%		None	0.25%		N/A
Growth Allocation Fund	0.25%		None	0.25%		N/A
Income & Growth Allocation Fund	0.25%		None	0.25%		N/A
Income Builder Fund	0.25%		None	0.25%		N/A
Multi-Strategy Fund	0.25%		None	0.25%		N/A

(a) Effective December 15, 2014, shareholder service fees were eliminated for Investor Class shares of the U.S. Government Money Fund.

(b) Effective December 15, 2014, the U.S. Government Money Fund’s Class C shares were terminated and converted into Investor Class shares of the Fund.

The Board may temporarily reduce and/or eliminate the payment of Rule 12b-1 fees with respect to the U.S. Government Money Fund to assist the U.S. Government Money Fund’s efforts to maintain a $1.00 net asset value per share. Effective April 1, 2009, the Board of Trustees temporarily eliminated Rule 12b-1 fees for the Investor Class, Class A and Class C shares of the U.S. Government Money Fund, and the Shareholder Services fees for the Investor Class

December 31, 2014	160

Notes to Financial Statements

and Class C shares of the U.S. Government Money Fund. Any reduction and/or elimination of the U.S. Government Money Fund’s Rule 12b-1 fees or Shareholder Services Fees may be reinstated by the Board at any time.

The expenses of the Funds’ Distribution Plans and Shareholder Services Plan are reflected as distribution and shareholder service fees in the Statement of Operations.

U.S. Government Money Fund Administrative Plan: The U.S. Government Money Fund has adopted an Administrative Plan with respect to its Institutional Class, Investor Class, Class A and Class C shares. Pursuant to the Administrative Plan, the U.S. Government Money Fund will pay Forward Management for certain administrative, informational and support services to investors who may from time to time beneficially own Fund shares either directly or through omnibus accounts. The maximum annual amount payable to Forward Management is up to 0.25% of the average daily net assets of the Institutional Class shares, Investor Class shares, Class A shares and Class C shares of the U.S. Government Money Fund; provided, however, that the U.S. Government Money Fund shall not directly or indirectly pay any distribution or non-distribution related amounts for the Investor Class shares, Class A shares or Class C shares that will be allocated under the Fund’s Rule 12b-1 Distribution and Shareholder Services Plans. Effective May 1, 2012, Forward Management has entered into an agreement with the U.S. Government Money Fund to contractually waive through April 30, 2015 the Administrative Plan fees totaling 0.25% of the average daily net assets of the Institutional Class, Investor Class, Class A and Class C shares. Pursuant to this agreement, the U.S. Government Money Fund agrees to pay Forward Management the amount of Administrative Fees that would have been payable by the Fund to Forward Management for a period of three years following the year in which the Administrative Fees were incurred, provided that any such reimbursement will not be made with respect to a class of the Fund if it, together with the payment of all other applicable fees and expenses, would cause the net yield of that class of the Fund to be less than an annualized yield of 0.01%. Effective December 15, 2014, Forward Management eliminated administrative fees for the U.S. Government Money Fund’s Institutional Class shares, converted Class A and Class C shares to Investor Class shares and terminated Class A and Class C shares.

As of December 31, 2014, the balances of recoupable Administrative Fees for the U.S. Government Money Fund were as follows:

Fund	2012	2013	2014	Total
U.S. Government Money Fund
Investor Class(a)	$7,997	$15,452	$11,171	$34,620
Institutional Class	196,590	199,700	197,859	594,149

(a) On December 15, 2014 U.S. Government Money Fund’s Class A and Class C shares converted to Investor Class shares. The Class A and Class C shares recoupable Administration Fees transferred to the Investor Class.

The expenses of the U.S. Government Money Fund’s Administrative Plan are reflected as administrative service fees in the Statement of Operations.

Administrator, Custodian, Distributor, Dividend Paying Agent & Transfer Agent

ALPS Fund Services, Inc. (“AFS”) serves as the Funds’ administrator, transfer agent and dividend paying agent.

Citibank is the Funds’ custodian.

Forward Securities, LLC (the “Distributor”) serves as the Funds’ distributor. The Distributor acts as an agent for the Funds and the distributor of their shares.

5. Trustee and Officer Fees

The Funds do not pay any compensation directly to the officers or trustees who are also trustees, officers or employees of Forward Management or its affiliates, except as noted below. As of December 31, 2014, there were seven Trustees, six of whom are not “interested persons” of the Trust within the meaning of that term under the 1940 Act (each, an “Independent Trustee”). The Funds pay each Independent Trustee a retainer fee in the amount of $35,000 per year. The Funds pay each Independent Trustee the amount of: $12,500 for attendance in person at a regular meeting and $9,000 for attendance by telephone at a regular meeting; $5,000 for attendance in person or by video conference at a special meeting that is not held in conjunction with a regular meeting (prior to April 1, 2014 the fee was $3,000) and $3,000 for attendance by telephone at a special meeting that is not held in conjunction with a regular meeting (prior to April 1, 2014 the fee was $2,250); and $1,500 per day for participation in Trust-related meetings not held in conjunction with a meeting (prior to April 1, 2014 the fee was $1,000). The Chairman of the Board of Trustees, the Chairman of the Audit Committee and the Chairman of the Nominating Committee each receive a special retainer fee in the amount of $15,000, $12,500 and $7,500,

161	December 31, 2014

Notes to Financial Statements

respectively per year (prior to April 1, 2014, the Chairman of the Board of Trustees and the Chairman of the Audit Committee each received a special retainer fee in the amount of $10,000 and $10,000, respectively). The interested Trustee receives no compensation from the Funds. In addition, Independent Trustees receive reimbursements for reasonable out-of-pocket expenses incurred for their services as a Trustee.

The Funds’ Chief Compliance Officer is employed by Forward Management. The Funds pay an allocated portion of the Chief Compliance Officer’s compensation and other related expenses, subject to approval by the Board of Trustees.

6. Indemnifications

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties with respect to the Funds. In addition, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with vendors and others that provide general indemnification. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust and/or the Funds. Based on experience, however, the Funds expect the risk of loss to be remote.

7. Purchases and Sales of Investments

Investment transactions for the year ended December 31, 2014, excluding U.S. Government Obligations, short-term investments and short sales, were as follows:

Fund	Cost of Investments Purchased	Proceeds from Investments Sold
Frontier Strategy Fund	$101,879,339	$91,771,564
High Yield Bond Fund	255,292,310	277,887,126
Investment Grade Fixed-Income Fund	16,275,098	14,196,660
Total MarketPlus Fund	10,888,293	11,852,075
Balanced Allocation Fund	11,327,672	29,837,122
Growth & Income Allocation Fund	17,721,003	27,712,943
Growth Allocation Fund	22,602,334	34,122,024
Income & Growth Allocation Fund	5,617,572	19,805,989
Income Builder Fund	34,184,000	37,409,614
Multi-Strategy Fund	1,135,682	4,473,999

Investment transactions in U.S. Government Obligations for the year ended December 31, 2014 were as follows:

Fund	Cost of Investments Purchased	Proceeds from Investments Sold
Frontier Strategy Fund	$43,131,697	$43,388,416
Investment Grade Fixed-Income Fund	39,581,918	55,252,789

December 31, 2014	162

Notes to Financial Statements

8. Tax Basis Information

Reclassifications: At December 31, 2014, permanent differences in book and tax accounting were reclassified. These differences had no effect on net assets and were primarily attributed to differences in the treatment of foreign currency, the treatment of net investment loss, and the treatment of certain other investments. These reclassifications were as follows:

Fund	Increase/(Decrease) Paid-in Capital	Increase/(Decrease) Accumulated Net Investment Income/(Loss)	Increase/(Decrease) Accumulated Net Realized Gain/(Loss)
Frontier Strategy Fund	$(10,450)	$174,898	$(164,448)
High Yield Bond Fund	—	61,644	(61,644)
Investment Grade Fixed-Income Fund	(38,415)	50,045	(11,630)
Total MarketPlus Fund	(7,780)	22,185	(14,405)
Income & Growth Allocation Fund	—	1	(1)

Included in the amounts reclassified were net operating losses offset to Paid In-Capital.

Fund	Amount
Frontier Strategy Fund	$10,450
Total MarketPlus Fund	7,780

Tax Basis of Investments: As of December 31, 2014, the aggregate cost of investments, gross unrealized appreciation/ (depreciation) and net unrealized appreciation/ (depreciation) for Federal tax purposes was as follows:

Fund	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Frontier Strategy Fund	$84,699,953	$—	$(242,355)	$(242,355)
High Yield Bond Fund	125,473,155	785,418	(5,542,146)	(4,756,728)
Investment Grade Fixed-Income Fund	11,612,028	3	(38,253)	(38,250)
Total MarketPlus Fund	20,545,994	106,112	(72,150)	33,962
U.S. Government Money Fund	121,023,793	—	—	—
Balanced Allocation Fund	10,926,888	668,699	(342,178)	326,521
Growth & Income Allocation Fund	24,114,456	907,949	(1,075,287)	(167,338)
Growth Allocation Fund	29,654,403	1,130,987	(1,536,542)	(405,555)
Income & Growth Allocation Fund	3,505,263	283,290	(63,714)	219,576
Income Builder Fund	16,654,329	231,347	(775,924)	(544,577)
Multi-Strategy Fund	14,777,439	566,952	(513,788)	53,164

Capital Losses: As of December 31, 2014, the following Funds had available for Federal income tax purposes unused capital losses as follows:

Pre-Enactment Capital Losses

Fund	Expiring in 2016	Expiring in 2017	Expiring in 2018
Investment Grade Fixed-Income Fund	$1,479,849	$—	$7,106,398
U.S. Government Money Fund	—	345	—

163	December 31, 2014

Notes to Financial Statements

Capital loss carryovers used during the year ended December 31, 2014 were:

Fund	Amount
Total MarketPlus Fund	$(5,396,689)

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (“the Act”) was enacted. Certain of the enacted provisions include:

Post-enactment losses may now be carried forward indefinitely, but must retain the character of the original loss. However, such losses must be utilized prior to the pre-enactment capital loss, which increases the likelihood that the pre-enactment capital losses will expire unused. Under the pre-enactment law, capital losses could be carried forward for eight years and carried forward as short-term capital losses irrespective of the character of the original loss. The Act contains simplification provisions, which are aimed at preventing disqualification of a Regulated Investment Company (“RIC”) for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Act exempts RICs from the preferential dividend rule and repeals the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Post-Enactment Capital Losses(a)

Capital losses as of December 31, 2014 deferred to the next tax year were as follows:

Fund	Short-Term	Long-Term
Investment Grade Fixed-Income Fund	$2,564	$4,332,992
U.S. Government Money Fund	831	—
Balanced Allocation Fund	652,224	1,889,641
Growth & Income Allocation Fund	529,608	4,141,711
Growth Allocation Fund	841,754	5,360,795
Multi-Strategy Fund	791,378	2,477,287

The Funds elect to defer to the period ending December 31, 2015 capital losses recognized during the period November 1, 2014 to December 31, 2014 in the amount of:

Fund	Capital Losses Total
Frontier Strategy Fund	$5,480,666
High Yield Bond Fund	153,423
Investment Grade Fixed-Income Fund	2,401,487
Balanced Allocation Fund	6,065
Growth & Income Allocation Fund	22,114
Growth Allocation Fund	81,962
Income Builder Fund	49,895
Multi-Strategy Fund	2,517

(a) Post-Enactment Capital Losses arose in fiscal years beginning after December 22, 2010 and exclude any elective late-year capital losses (during the period November 1 to December 31) deferred for the current fiscal year. As a result of the enactment of the Act, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term losses rather than being considered all short-term as under previous law.

December 31, 2014	164

Notes to Financial Statements

Tax Basis of Distributable Earnings: At December 31, 2014 the following components of accumulated earnings on a tax basis were as follows:

	Frontier Strategy Fund	High Yield Bond Fund	Investment Grade Fixed- Income Fund	Total MarketPlus Fund
Post-October losses	$(5,480,666)	$(153,423)	$(2,401,487)	—
Accumulated capital loss carryforwards	—	—	(12,921,803)	—
Undistributed ordinary income	—	—	20,140	—
Undistributed capital gains	260,245	327,953	—	$408,337
Net unrealized appreciation/(depreciation) on swap contracts	(7,037,104)	—	—	3,281,666
Net unrealized appreciation/(depreciation) on investments	(242,355)	(4,756,728)	(38,250)	33,962

Total distributable earnings	$(12,499,880)	$(4,582,198)	$(15,341,400)	$3,723,965

	U.S. Government Money Fund	Balanced Allocation Fund	Growth & Income Allocation Fund	Growth Allocation Fund
Post-October losses	—	$(6,065)	$(22,114)	$(81,962)
Accumulated capital loss carryforwards	$(1,176)	(2,541,865)	(4,671,319)	(6,202,549)
Undistributed ordinary income	—	26,000	27,830	47,415
Net unrealized appreciation/(depreciation) on investments	—	326,521	(167,338)	(405,555)

Total distributable earnings	$(1,176)	$(2,195,409)	$(4,832,941)	$(6,642,651)

	Income & Growth Allocation Fund	Income Builder Fund	Multi- Strategy Fund
Post-October losses	—	$(49,895)	$(2,517)
Accumulated capital loss carryforwards	—	—	(3,268,665)
Undistributed ordinary income	$8,325	—	30,595
Undistributed capital gains	92,978	—	—
Net unrealized appreciation/(depreciation) on investments	219,576	(544,577)	53,164

Total distributable earnings	$320,879	$(594,472)	$(3,187,423)

Tax Character of Distributions to Shareholders: Income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from GAAP.

165	December 31, 2014

Notes to Financial Statements

The tax character of distributions paid for the year ended December 31, 2014 were as follows:

Fund	Ordinary Income Total	Long-Term Capital Gain Total	Return of Capital Total
Frontier Strategy Fund	—	$23,250,212	—
High Yield Bond Fund	$8,079,373	2,135,123	—
Investment Grade Fixed-Income Fund	400,440	—	—
Total MarketPlus Fund	—	1,271,726	—
U.S. Government Money Fund	9,157	—	—
Balanced Allocation Fund	607,757	—	—
Growth & Income Allocation Fund	1,038,691	—	—
Growth Allocation Fund	1,484,473	—	—
Income & Growth Allocation Fund	316,298	751,585	—
Income Builder Fund	858,495	740,620	—
Multi-Strategy Fund	735,467	—	—

The tax character of distributions paid for the year ended December 31, 2013, were as follows:

Fund	Ordinary Income Total	Long-Term Capital Total	Return of Capital Total
Frontier Strategy Fund	$1,139,996	—	—
High Yield Bond Fund	8,860,859	$1,569,874	—
Investment Grade Fixed-Income Fund	1,090,775	—	—
U.S. Government Money Fund	9,204	—	—
Balanced Allocation Fund	1,112,175	—	—
Growth & Income Allocation Fund	1,186,563	—	—
Growth Allocation Fund	1,247,547	—	—
Income & Growth Allocation Fund	1,633,923	389,725	—
Income Builder Fund	912,348	60,507	—
Multi-Strategy Fund	401,263	—	—

The Funds may own shares in certain foreign investment entities, referred to under U.S. tax law as “passive foreign investment companies” (PFICs). The Funds may elect to mark-to-market annually the shares of each PFIC and may be required to include in distributable income to shareholders any such mark-to-market gains.

9. Affiliated Companies

Each Allocation Fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which a Fund owns 5% or more of the outstanding voting securities or a company that is under common ownership or control.

December 31, 2014	166

Notes to Financial Statements

The purchase, sales, dividend income, capital gains, return of capital distributions received, shares and value of investment of each Allocation Fund in affiliated companies for the year ended December 31, 2014 were as follows:

Balanced Allocation Fund
	Beginning Shares	Gross Purchases	Gross Sales	Ending Shares	Value 12/31/2014	Dividend Income	Realized Gain/(Loss)(a)
INVESTMENT COMPANIES
Forward Funds—Class Z shares
Forward Commodity Long/Short Strategy Fund(b)	97,129	4,708	(65,741)	36,096	$769,196	—	$(96,066)
Forward Frontier Strategy Fund	77,615	35,908	(89,360)	24,163	247,192	—	274,902
Forward High Yield Bond Fund	216,043	2,485	(192,530)	25,998	251,145	$47,422	148,080
Forward Investment Grade Fixed-Income Fund	539,206	212,162	(512,145)	239,223	2,669,729	99,369	184,532
Forward Managed Futures Strategy Fund(c)	75,485	7,369	(82,854)	—	—	40,123	(238,709)
Forward Total MarketPlus Fund	91,087	36,238	(90,905)	36,420	1,459,726	—	426,915
Forward Funds—Institutional Class shares
Forward Credit Analysis Long/Short Fund(b)	—	149,846	(56,526)	93,320	694,304	10,461	2,235
Forward Dynamic Income Fund(b)	—	20,522	—	20,522	545,075	4,619	—
Forward EM Corporate Debt Fund(b)	387,086	124,640	(409,582)	102,144	888,656	112,162	(101,250)
Forward International Dividend Fund(b)	603,081	251,714	(631,926)	222,869	1,620,257	249,897	301,850
Forward International Real Estate Fund(b)	30,727	4,580	(24,485)	10,822	158,544	18,013	(40,184)
Forward Real Estate Fund(b)	29,025	3,514	(23,737)	8,802	134,668	10,101	42,372
Forward Select EM Dividend Fund(b)	134,704	70,858	(140,067)	65,495	1,291,556	120,976	(98,842)
Forward Select Opportunity Fund(b)	58,099	5,270	(42,291)	21,078	523,361	71,313	104,031

Total					$11,253,409	$784,456	$909,866

Growth & Income Allocation Fund
	Beginning Shares	Gross Purchases	Gross Sales	Ending Shares	Value 12/31/2014	Dividend Income	Realized Gain/(Loss)(a)
INVESTMENT COMPANIES
Forward Funds—Class Z shares
Forward Commodity Long/Short Strategy Fund(b)	116,959	17,840	(50,846)	83,953	$1,789,039	—	$(127,683)
Forward Frontier Strategy Fund	122,984	69,686	(128,137)	64,533	660,176	—	425,765
Forward High Yield Bond Fund	158,289	2,434	(131,718)	29,005	280,191	$41,424	55,577
Forward Investment Grade Fixed-Income Fund	394,549	176,036	(252,574)	318,011	3,549,008	86,060	(23,668)
Forward Managed Futures Strategy Fund(c)	86,658	7,706	(94,364)	—	—	71,929	(309,056)
Forward Total MarketPlus Fund	141,047	86,293	(123,580)	103,760	4,158,702	—	641,886
Forward Funds—Institutional Class shares
Forward Credit Analysis Long/Short Fund(b)	—	143,463	(20,143)	123,320	917,499	12,528	1,152
Forward Dynamic Income Fund(b)	—	45,153	—	45,153	1,199,268	10,079	—
Forward EM Corporate Debt Fund(b)	285,734	97,587	(248,090)	135,231	1,176,513	112,129	(72,510)
Forward International Dividend Fund(b)	943,002	466,611	(767,511)	642,102	4,668,083	500,542	249,413
Forward International Real Estate Fund(b)	35,884	3,267	(12,990)	26,161	383,255	34,463	(19,687)
Forward Real Estate Fund(b)	32,814	5,207	(16,006)	22,015	336,833	22,856	37,944
Forward Select EM Dividend Fund(b)	217,101	159,725	(187,856)	188,970	3,726,483	245,545	(136,483)
Forward Select Opportunity Fund(b)	67,631	2,656	(25,902)	44,385	1,102,068	140,253	69,157

Total					$23,947,118	$1,277,808	$791,807

167	December 31, 2014

Notes to Financial Statements

Growth Allocation Fund
	Beginning Shares	Gross Purchases	Gross Sales	Ending Shares	Value 12/31/2014	Dividend Income	Realized Gain/(Loss)(a)
INVESTMENT COMPANIES
Forward Funds—Class Z shares
Forward Commodity Long/Short Strategy Fund(b)	49,387	7,250	(21,984)	34,653	$738,460	—	$(7,304)
Forward Frontier Strategy Fund	177,058	129,126	(199,009)	107,175	1,096,401	—	558,867
Forward High Yield Bond Fund	111,828	4,919	(91,918)	24,829	239,849	$31,290	43,809
Forward Investment Grade Fixed-Income Fund	278,949	141,573	(185,222)	235,300	2,625,943	64,276	(58,183)
Forward Managed Futures Strategy Fund(c)	105,083	15,323	(120,406)	—	—	93,491	(300,464)
Forward Total MarketPlus Fund	202,137	125,424	(181,374)	146,187	5,859,185	—	840,686
Forward Funds—Institutional Class shares
Forward Credit Analysis Long/Short Fund(b)	—	108,556	(20,163)	88,393	657,648	9,623	1,201
Forward Dynamic Income Fund(b)	—	55,970	(1,858)	54,112	1,437,217	12,180	204
Forward EM Corporate Debt Fund(b)	207,237	73,273	(177,931)	102,579	892,433	85,297	(50,064)
Forward International Dividend Fund(b)	1,348,523	655,666	(1,074,830)	929,359	6,756,442	735,312	208,891
Forward International Real Estate Fund(b)	105,111	7,515	(36,761)	75,865	1,111,427	101,424	(57,807)
Forward Real Estate Fund(b)	110,527	7,510	(54,443)	63,594	972,994	67,038	112,544
Forward Select EM Dividend Fund(b)	309,535	221,521	(256,987)	274,069	5,404,632	364,031	(231,097)
Forward Select Opportunity Fund(b)	83,645	5,622	(30,620)	58,647	1,456,217	174,999	80,516

Total					$29,248,848	$1,738,961	$1,141,799

Income & Growth Allocation Fund
	Beginning Shares	Gross Purchases	Gross Sales	Ending Shares	Value 12/31/2014	Dividend Income	Realized Gain/(Loss)(a)
INVESTMENT COMPANIES
Forward Funds—Class Z shares
Forward Commodity Long/Short Strategy Fund(b)	44,997	1,749	(36,991)	9,755	$207,874	—	$(45,745)
Forward Frontier Strategy Fund	27,260	16,950	(37,657)	6,553	67,041	—	102,027
Forward High Yield Bond Fund	184,355	9,187	(182,365)	11,177	107,968	$31,855	147,218
Forward Investment Grade Fixed-Income Fund	446,408	149,541	(485,048)	110,901	1,237,660	69,589	252,612
Forward Managed Futures Strategy Fund(c)	44,948	2,701	(47,649)	—	—	15,734	(25,059)
Forward Total MarketPlus Fund	32,682	10,509	(36,405)	6,786	271,971	—	195,281
Forward Funds—Institutional Class shares
Forward Credit Analysis Long/Short Fund(b)	—	107,710	(68,011)	39,699	295,364	5,046	2,249
Forward Dynamic Income Fund(b)	—	6,716	—	6,716	178,388	1,512	—
Forward EM Corporate Debt Fund(b)	319,899	90,737	(363,815)	46,821	407,342	69,668	(79,209)
Forward Emerging Markets Fund(b)	102,052	43,102	(120,032)	25,122	260,763	5,479	12,388
Forward International Dividend Fund(b)	219,148	79,801	(249,721)	49,228	357,890	75,175	165,208
Forward International Real Estate Fund(b)	27,549	1,285	(22,322)	6,512	95,405	12,210	(18,957)
Forward Real Estate Fund(b)	30,455	4,480	(30,399)	4,536	69,396	5,823	38,012
Forward Select Opportunity Fund(b)	35,115	2,867	(31,225)	6,757	167,777	25,282	72,557

Total					$3,724,839	$317,373	$818,582

December 31, 2014	168

Notes to Financial Statements

Income Builder Fund
	Beginning Shares	Gross Purchases	Gross Sales	Ending Shares	Value 12/31/2014	Dividend Income	Realized Gain/(Loss)(a)
INVESTMENT COMPANIES
Forward Funds—Class Z shares
Forward High Yield Bond Fund	476,157	561,777	(868,694)	169,240	$1,634,856	$140,046	$85,418
Forward Funds—Institutional Class shares
Forward Credit Analysis Long/Short Fund(b)	—	512,176	(295,522)	216,654	1,611,905	13,261	15,405
Forward EM Corporate Debt Fund(b)	523,927	136,926	(211,175)	449,678	3,912,202	287,363	(95,566)
Forward Global Infrastructure Fund(b)	—	164,556	(88,099)	76,457	1,759,277	14,556	134,817
Forward International Dividend Fund(b)	609,254	543,052	(931,168)	221,138	1,607,675	185,672	111,586
Forward International Real Estate Fund(b)	—	186,747	(186,747)	—	—	24,241	183,929
Forward Real Estate Fund(b)	—	273,379	(170,656)	102,723	1,571,666	95,417	177,373
Forward Select EM Dividend Fund(b)	—	220,329	(220,329)	—	—	47,975	(358,413)
Forward Select Income Fund(b)	207,641	126,472	(176,340)	157,773	4,012,171	211,609	335,640

Total					$16,109,752	$1,020,140	$590,189

Multi-Strategy Fund
	Beginning Shares	Gross Purchases	Gross Sales	Ending Shares	Value 12/31/2014	Dividend Income	Realized Gain/(Loss)(a)
INVESTMENT COMPANIES
Forward Funds—Class Z shares
Forward Commodity Long/Short Strategy Fund(b)	4,460	15,035	—	19,495	$415,433	—	$(35)
Forward Frontier Strategy Fund	118,386	13,566	(55,531)	76,421	781,792	—	292,597
Forward Managed Futures Strategy Fund(c)	27,302	1,978	(29,280)	—	—	$33,834	(8,160)
Forward Funds—Institutional Class shares
Forward Credit Analysis Long/Short Fund(b)	—	20,188	—	20,188	150,202	1,236	—
Forward Dynamic Income Fund(b)	68,259	—	(938)	67,321	1,788,047	162,050	1,618
Forward EM Corporate Debt Fund(b)	—	10,834	—	10,834	94,258	1,740	—
Forward Emerging Markets Fund(b)	270,796	—	(13,678)	257,118	2,668,881	56,072	(6,340)
Forward Equity Long/Short Fund(b)	52,930	—	(15,599)	37,331	956,796	86,402	49,973
Forward Global Infrastructure Fund(b)	21,724	—	(2,046)	19,678	452,785	7,101	5,894
Forward International Dividend Fund(b)	296,473	—	(64,959)	231,514	1,683,106	151,433	709
Forward International Real Estate Fund(b)	19,116	24,272	(17,469)	25,919	379,716	30,845	(33,770)
Forward International Small Companies Fund(b)	26,921	—	(26,921)	—	—	—	83,376
Forward Real Estate Long/Short Fund(b)	69,445	—	(15,240)	54,205	1,872,779	25,222	47,826
Forward Select Income Fund(b)	31,086	—	—	31,086	790,516	40,335	23,636
Forward Select Opportunity Fund(b)	50,660	—	(16,610)	34,050	845,467	110,267	62,287
Forward Tactical Enhanced Fund(b)	89,869	—	(9,356)	80,513	1,950,825	151,697	561

Total					$14,830,603	$858,234	$520,172

(a) Includes net realized gains on affiliated investments and long-term capital gain distributions received from the affiliated underlying funds.

(b) Forward Commodity Long/Short Strategy Fund, Forward Dynamic Income Fund, Forward EM Corporate Debt Fund, Forward Emerging Markets Fund, Forward Equity Long/Short Fund, Forward Global Infrastructure Fund, Forward International Dividend Fund, Forward International Real Estate Fund, Forward International Small Companies Fund, Forward Real Estate Fund, Forward Real Estate Long/Short Fund, Forward Select EM Dividend Fund, Forward Select Income Fund, Forward Select Opportunity Fund and Forward Tactical Enhanced Fund’s December 31, 2014 Annual Report may be obtained at www.forwardinvesting.com.

(c) Effective close of business on October 31, 2014, the Forward Managed Futures Fund was liquidated per the terms of the Board approved plan of liquidation.

169	December 31, 2014

Notes to Financial Statements

10. Portfolio of Investments

The investment categories used in this report may differ from the industry classification categories used for determining compliance with industry concentration restrictions and requirements applicable to each of the Funds.

11. Regulatory Matters

In July 2014, the SEC adopted amendments to Rule 2a-7 under the 1940 Act that govern the operations of money market funds. The amendments will require certain money market funds to sell and redeem shares at prices based on their market value (i.e., a floating net asset value). Also, the amendments will allow money market funds to impose liquidity fees and suspend redemptions temporarily and impose new requirements related to diversification, stress testing and disclosure. The amendments have staggered compliance dates with a majority of the amendments effective October 16, 2016. The degree to which a money market fund will be impacted by the rule amendments will depend upon the type of fund and type of investors. At this time, Forward Management is evaluating the impact of these rule amendments on the U.S. Government Money Fund.

12. Subsequent Events

The Funds have evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements as of December 31, 2014. However, the following are details relating to the subsequent events through the date the financial statements were issued.

On February 10, 2015, Forward Management, the investment advisor to the Funds, signed a definitive agreement to be acquired by Salient Partners, L.P. (“Salient”), an asset manager headquartered in Houston, Texas advising across a broad spectrum of traditional and alternative investments (the “Transaction”). The Transaction is expected to be completed during the second quarter of 2015.

If completed, the Transaction will cause a change of control of Forward Management, which will result in the termination of the existing investment advisory agreement between Forward Management and the Funds. The Funds’ Board of Trustees has considered and approved a new investment advisory agreement between Forward Management and the Funds, as well as the submission of a proposal to the Funds’ shareholders to approve the new investment advisory agreement and other proposals related to the Transaction. Forward Management expects that, subject to obtaining the necessary approvals, Forward Management will continue to act as the investment advisor of the Funds as a subsidiary of Salient.

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q was filed for the quarter ended September 30, 2014. The Funds’ Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the Funds’ proxy voting policies and procedures and how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2014 are available (i) without charge, upon request, by calling 1-800-999-6809 and (ii) on the SEC’s website at www.sec.gov.

December 31, 2014	170

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Forward Funds

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Forward Frontier Strategy Fund, Forward High Yield Bond Fund, Forward Investment Grade Fixed-Income Fund, Forward Total MarketPlus Fund, Forward U.S. Government Money Fund, Forward Balanced Allocation Fund, Forward Growth & Income Allocation Fund, Forward Growth Allocation Fund, Forward Income & Growth Allocation Fund, Forward Income Builder Fund and Forward Multi-Strategy Fund (the “Funds”) at December 31, 2014, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 24, 2015

171	December 31, 2014

Tax Information (Unaudited)

Pursuant to Section 852(b)(3) of the Internal Revenue Code the following Funds designate the amounts listed below as long-term capital gain dividends:

Frontier Strategy Fund	$23,250,212
High Yield Bond Fund	$2,135,123
Total MarketPlus Fund	$1,271,726
Income & Growth Allocation Fund	$751,585
Income Builder Fund	$740,620

The following Funds designate the percentages listed below of the income dividends distributed between January 1, 2014 and December 31, 2014, as qualified dividend income (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code:

Balanced Allocation Fund	26.03%
Growth & Income Allocation Fund	30.56%
Growth Allocation Fund	31.52%
Income & Growth Allocation Fund	11.16%
Income Builder Fund	10.51%
Multi-Strategy Fund	22.43%

The following Funds designate the percentages listed below of the income dividends distributed between January 1, 2014 and December 31, 2014, as qualifying for the corporate dividends received deduction (DRD) as defined in Section 854(b)(2) of the Internal Revenue Code:

Balanced Allocation Fund	0.88%
Growth & Income Allocation Fund	1.01%
Growth Allocation Fund	0.88%
Income & Growth Allocation Fund	0.58%
Income Builder Fund	0.79%
Multi-Strategy Fund	5.37%

December 31, 2014	172

Approval of the Investment Management Agreement and Investment Sub-Advisory Agreements (Unaudited)

The Board of Trustees (the “Board”) of the Trust oversees the management of each series of the Trust and, as required by law, initially approves, and determines annually whether to renew, the investment advisory and sub-advisory agreements for management of each series of the Trust.

At an in-person meeting of the Board held on December 10, 2014, the Board, including all of the Independent Trustees, approved the renewal of the Amended and Restated Investment Management Agreement (the “Advisory Agreement”) between Forward Management, LLC (“Forward Management” or the “Advisor”) and the Trust on behalf of the Funds.

Also at the September 15-16, 2014 meeting, the Board, including all of the Independent Trustees, approved the renewal of the sub-advisory agreements, among the Trust, Forward Management and the following sub-advisors (each a “Sub-Advisor” and collectively, the “Sub-Advisors”) (each, a “Sub-Advisory Agreement,” collectively, the “Sub-Advisory Agreements” and together with the Advisory Agreement, the “Agreements”) on behalf of the Fund(s) listed next to each Sub-Advisor’s name:

Sub-Advisor	Fund
First Western Capital Management Company	Forward High Yield Bond Fund
Pacific Investment Management Company LLC (“PIMCO”)	Forward Investment Grade Fixed Income Fund

In connection with these meetings, the Board, through counsel to the Trust and Independent Trustees and through the administrator of the Funds, requested information to enable the Board to evaluate the terms of the Agreements. In response, Forward Management provided materials (the “15(c)” Materials”) to the Board for its evaluation. In considering whether to approve the renewal of the Agreements, the Board reviewed the extensive information provided in the 15(c) materials, including: information related to the Funds’ investment results; portfolio composition; advisory fee, sub-advisory fee and expense comparisons; financial information regarding Forward Management; descriptions of Forward Management’s compliance program; portfolio trading practices and information about the personnel providing, investment management and administrative services to each Fund and the nature and extent of services provided under the Agreements. In addition, during the course of each year, the Board receives a wide variety of materials relating to the services provided by Forward Management and each Sub-Advisor. At each of its quarterly meetings, the Board reviews Fund performance and a significant amount of information relating to Fund operations, including the Trust’s compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by Forward Management and Sub-Advisors to the Funds. The Board also noted that the Funds’ Chief

Compliance Officer reviewed the compliance procedures and systems in place with respect to compliance by Forward Management and each Sub-Advisor with the federal securities laws as prescribed under Rule 38a-1 of the 1940 Act and noted to the Board that they are reasonably designed to prevent violations by Forward Management and the Sub-Advisors of the federal securities laws.

Discussed below are the factors the Board considered in renewing the Agreements. This discussion is not intended to be all-inclusive. The Board reviewed a variety of factors and considered a significant amount of information, including information received on an ongoing basis at Board and committee meetings. The approval determinations were made on the basis of each Board member’s business judgment after consideration of all of the information taken as a whole. Individual Board members may have given different weights to certain factors and assigned various degrees of materiality to information in connection with the approval process.

Forward Management employs the Sub-Advisors pursuant to Sub-Advisory Agreements for the day-to-day management of the Forward High Yield Bond Fund and the Forward Investment Grade Fixed-Income Fund. Forward Management directly manages the other Funds without employing a sub-advisor.

In evaluating each of the Agreements, the Board, including the Independent Trustees, principally considered the following factors, among others: (i) the nature, extent and quality of the services to be provided by Forward Management and each Sub-Advisor; (ii) the investment performance of each Fund and Forward Management or the Fund’s Sub-Advisor, where applicable; (iii) the reasonableness of investment advisory compensation to be paid and a comparative analysis of expense ratios of, and advisory fees paid by, similar funds; (iv) the profits to be realized by Forward Management and each Sub-Advisor from their relationships with the Funds; (v) the extent to which the fees to be paid to Forward Management reflect economies of scale; and (vi) if applicable, any benefits derived or to be derived by Forward Management or a Sub-Advisor from its relationship with the Funds, such as soft dollar arrangements. The Board also considered the ability of Forward Management and each Sub-Advisor to provide an appropriate level of support and resources to the Funds and whether Forward Management and the Sub-Advisor have sufficiently qualified personnel. The Board also considered the overall financial soundness of Forward Management and each Sub-Advisor as it relates to their ability to provide services to the Funds.

173	December 31, 2014

Approval of the Investment Management Agreement and Investment Sub-Advisory Agreements (Unaudited)

Additional discussion of certain of these factors follows:

Nature, extent, and quality of the services

Advisory Agreement. The Board considered the nature of the services to be provided under the Advisory Agreement. The Board considered the ability of Forward Management to provide an appropriate level of support and resources to the Funds and whether Forward Management has sufficiently qualified personnel. The Board noted the background and experience of Forward Management’s senior management and investment personnel. The Board also noted that, because the series of the Trust are Forward Management’s principal investment advisory clients, the expertise of, and amount of attention expected to be given to the Funds by Forward Management’s management team is substantial. The Board considered Forward Management’s ability to attract and retain qualified business professionals. The Board also determined that Forward Management has made a commitment to the recruitment and retention of high quality personnel, and maintains the financial and operational resources reasonably necessary to manage the Funds. The Board also favorably considered Forward Management’s entrepreneurial commitment to the management and success of the Funds, which entails a substantial financial and professional commitment.

The Board also considered Forward Management’s compliance operations with respect to the Trust, including the measures taken by Forward Management to assist the Trust in complying with Rule 38a-1 under the 1940 Act. The Board noted that personnel at Forward Management represented that the firm had no significant compliance or administrative problems over the past year and that no material deficiencies were found by any independent audit or material compliance issues found by the SEC in its recent routine examination of Forward Management or the series of the Trust. The Board also considered the services provided by Forward Management as a “manager of managers” and noted that Forward Management has been active in monitoring the performance of the Sub-Advisors to the Funds, and has taken measures to attempt to remedy relative underperformance by a Fund when Forward Management and the Board believe it to be appropriate.

Sub-Advisory Agreements. The Board considered the benefits to shareholders of continuing to retain each Sub-Advisor, particularly in light of the nature, extent, and quality of services to be provided by each Sub-Advisor. The Board considered that each Sub-Advisor had represented that it had no significant compliance or administrative problems over the past year and that no material deficiencies were found by any independent audit. The Board considered the quality of the management services provided to the

Funds over both the short and long term and the organizational depth and stability of each Sub-Advisor, including the background and experience of each Sub-Advisor’s senior management and the expertise of and amount of attention expected to be given to the Funds by the respective portfolio management teams. The Board noted that it has received presentations from portfolio management personnel from each of the Sub-Advisors, and has discussed investment results with such personnel. The Board also considered each Sub-Advisor’s compliance operations with respect to the Funds, including the assessment of each Sub-Advisor’s compliance program by the Trust’s Chief Compliance Officer pursuant to Rule 38a-1 under the 1940 Act. In conducting its review, the Board was aided by assessments of personnel at Forward Management and the various presentation materials (including presentations made by representatives of the Sub-Advisors to the Board) during the course of the year. With respect to the Forward Investment Grade Fixed-Income Fund, the Board noted that it had approved the removal of PIMCO as a Sub-Advisor to the Forward Investment Grade Fixed-Income Fund effective on or about December 1, 2014, and that it was approving the Sub-Advisory Agreement with PIMCO on behalf of the Forward Investment Grade Fixed-Income Fund so that PIMCO could continue to serve as Sub-Advisor until that date.

The Board concluded that it was satisfied with the nature, extent, and quality of the services provided by Forward Management and each of the Sub-Advisors under the Agreements.

Investment Performance

In considering information about the Funds’ historical performance, unless otherwise noted below, the Board was provided with information by Forward Management using data from Morningstar and other sources about each Fund’s historical performance, noting whether there were periods of underperformance and outperformance relative to each Fund’s peer group as well as its respective benchmark indices over time. The Board was provided with a comparative analysis of the performance of each Fund relative to certain comparable funds and relevant market indices for certain periods, including annual performance information and cumulative performance information. In assessing the performance of Forward Management and the Sub-Advisors, as applicable, the Board also considered the length of time the Sub-Advisor had served as a Sub-Advisor or Forward Management had served as investment advisor to the respective Fund. The Board also noted the need for Forward Management or the Sub-Advisor to adhere to its investment mandates, which could at times have an impact on a Fund’s performance.

December 31, 2014	174

Approval of the Investment Management Agreement and Investment Sub-Advisory Agreements (Unaudited)

The Board noted that, as a general matter, the Funds had periods of both underperformance and outperformance relative to comparable funds within their respective Morningstar Category over time. Specifically, the Board noted:

•

The Balanced Allocation Fund underperformed in relation to the average performance of the comparable funds within its Morningstar Category for the one-, three-, and five-year periods ended September 30, 2014;

•

The Frontier Strategy Fund outperformed in relation to the average performance of the comparable funds within its Morningstar Category for the one-, three-, and five-year periods ended September 30, 2014;

•

The Growth & Income Allocation Fund underperformed in relation to the average performance of the comparable funds within its Morningstar Category for the one- and five-year periods ended September 30, 2014; however, it outperformed the comparable funds within its Morningstar category for the three-year period ended September 30, 2014;

•

The Growth Allocation Fund outperformed in relation to the average performance of the comparable funds within its Morningstar Category for the one- and three-year periods ended September 30, 2014; however, it underperformed the comparable funds within its Morningstar category during the five-year period ended September 30, 2014;

•

The High Yield Bond Fund outperformed in relation to the average performance of the comparable funds within its Morningstar Category for the three-year period ended June 30, 2014; it performed in line with the comparable funds within its Morningstar Category during the one- and ten-year periods ended June 30, 2014; however, it underperformed the comparable funds within its Morningstar category during the five-year period ended June 30, 2014;

•

The Income & Growth Allocation Fund underperformed in relation to the average performance of the comparable funds within its Morningstar Category during the one-, three-, and five-year periods ended September 30, 2014;

•

The Income Builder Fund outperformed in relation to the average performance of the comparable funds within its Morningstar Category during the one-, three-, and five-year periods ended September 30, 2014;

•

The Investment Grade Fixed-Income Fund underperformed in relation to the average performance of the comparable funds within its Morningstar Category for the one-, three-, five-, and ten-year periods ended June 30, 2014; the Fund underperformed in relation to the average performance of the comparable funds within its Morningstar Category for the one-, three-, and five-year periods ended September 30, 2014. It was noted that Forward Management took over the day-to-day management of this Fund on December 1, 2014;

•

The Multi-Strategy Fund outperformed in relation to the average performance of the comparable funds within its Morningstar Category for the one- and three-year periods ended September 30, 2014; however, it underperformed the comparable funds within its Morningstar Category for the five-year period ended September 30, 2014;

•

The Total MarketPlus Fund outperformed in relation to the average performance of the comparable funds within its Morningstar Category for the one- and three-year periods ended September 30, 2014; however, it underperformed the comparable funds within its Morningstar Category for the five-year period ended September 30, 2014;

•

The U.S. Government Money Fund is subject to a fee waiver agreement pursuant to which Forward Management has agreed to waive or reimburse the Fund for certain fees and expenses in order to maintain the Fund’s current yield at or above 0.01%.

Performance information for each class of shares of the Funds, including performance relative to each Fund’s benchmark index, is contained in this Report under the heading “Fund Performance.”

The Board considered the various performance data presented, and considered that certain Funds underperforming their benchmark or peer group for a given period had outperformed such benchmarks or peer groups during other periods. The Board also recognized that certain asset classes or strategies may be out of favor from time to time, which can have an effect on performance. The Board also noted the difficulties of constructing appropriate benchmarks for certain Funds. The Board discussed the possible reasons for the underperformance of certain Funds with Forward Management and took note of Forward Management’s plans to continue to monitor and address performance. The Board also noted recent portfolio management and/or strategy changes implemented by Forward Management.

The Board determined to continue to monitor the performance of the Funds and concluded, after consideration of the performance and strategy for each

175	December 31, 2014

Approval of the Investment Management Agreement and Investment Sub-Advisory Agreements (Unaudited)

of the Funds, that Forward Management should continue to serve under the Advisory Agreement subject to the supervision of the Board.

Profitability and Reasonableness of Advisory Compensation

Advisory Agreement. The Board considered Forward Management’s profitability and the methodology used to calculate profitability. The Board reviewed Forward Management’s audited financial statements, expense allocations and profitability analysis before marketing expenses, included in the 15(c) Materials. The Board considered Forward Management’s presentation of these materials at its meeting held on September 16, 2014, and well as the Board’s discussion of Forward Management’s profitability with Mr. Reid in executive session.

The Board considered the costs of services to be provided and profits to be realized by Forward Management from its relationship with the Funds, including the overall financial soundness of Forward Management. The Board considered financial information previously provided by Forward Management. The Board noted that Forward Management has been responsive to inquiries over time regarding the firm’s financial resources and ability to serve as the investment advisor to the Funds, and that the Board has been satisfied with this information. The Board also considered information about the profitability of each Fund to Forward Management. The Board also considered that Forward Management has historically waived fees or reimbursed the various series of the Trust for certain operating expenses that exceeded stated expense limits, and that amounts waived or reimbursed by Forward Management have been substantial.

The Board also considered information regarding the investment management fees charged to the Funds by Forward Management and operating expense comparisons for each Fund compared with other comparable registered investment companies. The Board noted that the investment management fees to be paid to Forward Management with respect to each of the Funds were within the range of the gross investment management fees charged to the group of similar investment companies presented to the Board.

The Board noted that Forward Management’s business currently consists primarily of managing the series of the Trust, and that, except as noted below, Forward Management does not currently manage other investment accounts for clients using strategies similar to the Funds so it is not possible to meaningfully compare the fees charged to the Funds with fees charged to other non-investment company clients of Forward Management. With respect to the International Dividend Fund, Forward Management manages retail separate accounts where the lowest fee is 38 basis points. The Board noted that, with respect to certain Funds, the potential for additional meaningful comparisons will be revisited as Forward Management’s separate account business grows. The Board noted that, with respect to certain Funds, Forward Management is responsible for compensation of the Funds’ Sub-Advisors, whereas with respect to certain other Funds, the sub-advisory fees paid to the Sub-Advisors are paid directly by the Trust on behalf of each respective Fund and that overall expense ratios of certain of the Funds are currently limited by Forward Management pursuant to contractual expense limitation and/or reimbursement agreements.

The Board concluded that Forward Management’s profitability with respect to the Funds was not excessive and that the advisory fees charged to each Fund were reasonable in light of the services provided to each Fund.

Sub-Advisory Agreements. With respect to the fees paid to the Sub-Advisors, the Board considered information regarding the sub-advisory fees charged by the Sub-Advisors to their other clients (if applicable), and sub-advisory fees charged by other investment advisors to registered investment companies with similar investment objectives and strategies.

The Board considered the operating results and financial condition of each Sub-Advisor based on the financial information each Sub-Advisor had provided. The Trustees noted that it was difficult to accurately determine or evaluate the profitability of a particular Sub-Advisory Agreement because each of the Sub-Advisors managed assets other than the Funds or has multiple business lines and, further, that any such assessment would involve assumptions regarding each Sub-Advisor’s allocation policies, capital structure, cost of capital, business mix, and other factors.

Based on the prior information provided and the nature of the negotiation underlying each Sub-Advisory Agreement, the Board concluded that it was reasonable to infer that each Sub-Advisor’s profitability with respect to the relevant Fund was not excessive and that the sub-advisory fees charged to each Fund were reasonable in light of the services provided to each Fund.

Economies of scale

The Board considered the potential of Forward Management, the Sub-Advisor and the Funds to experience economies of scale as the Funds grow in size, but recognized that the current asset levels of certain of the Funds do not provide significant economies of scale. The Board noted that Forward Management has typically subsidized series of the Trust at smaller asset levels. The Board concluded that, considering the size and operating history of the Funds and the fee and financial information considered by the Board, the current fee structures reflected in the Agreements are appropriate. The Board also noted that it would have the opportunity to periodically re-examine whether the

December 31, 2014	176

Approval of the Investment Management Agreement and Investment Sub-Advisory Agreements (Unaudited)

Funds had achieved economies of scale and the appropriateness of advisory and sub-advisory fees payable to Forward Management and the Sub-Advisors in the future.

Any additional benefits and other considerations

The Board considered ancillary benefits to be received by Forward Management as a result of Forward Management’s relationship with the Funds, including the fees paid by the Funds to ReFlow Management Co., LLC, a company that is affiliated with Forward Management, for the Funds’ participation in ReFlow, a program designed to provide an alternative liquidity source for mutual funds experiencing redemptions of their shares. In addition, the Board also took into consideration the potential benefits that may be derived by Forward Management as a result of the establishment of Forward Securities, LLC, an affiliated broker-dealer that serves as the Distributor for the Funds. The Board also considered any benefits to be derived by Forward Management from soft dollar arrangements, and noted that the Board receives regular reports from Forward Management and the

Sub-Advisors regarding their soft dollar policies and usage. The Board also noted that potential benefits to be derived by Forward Management or each Sub-Advisor from its relationship with the Funds include the potential for larger assets under management and reputational benefits, which are consistent with those benefits generally derived by investment advisors or sub-advisors to mutual funds.

Based on the Trustees’ deliberations and their evaluation of the information described above, the Board, including all of the Independent Trustees, found that: (i) the compensation payable under each of the Agreements is fair and bears a reasonable relationship to the services to be rendered; and (ii) the renewal of the Agreements are in the best interests of each respective Fund and its shareholders. Based on the Trustees’ deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, unanimously approved, with respect to the Funds, the renewal of the Advisory Agreement and each Sub-Advisory Agreement.

177	December 31, 2014

Additional Company Information (Unaudited)

Board of Trustees

The Trust’s Board of Trustees oversees the management and business of the Funds. The Trustees are elected by shareholders of the Trust, or, in certain circumstances, may be appointed by the other Trustees. There are currently seven Trustees, six of whom are not “interested persons” of the Trust as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (each an “Independent Trustee” and together, the “Independent Trustees”). The Trustees and Officers of the Trust, along with their affiliations over the last five years, are set forth below. The Trust’s Statement of Additional Information includes additional information about the Trustees and is available at forwardinvesting.com or upon request, without charge, by calling 800-999-6809.

Independent Trustees:

Name, Address, and Year of Birth*	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee***
Haig G. Mardikian Year of Birth: 1947	Chairman	Since 1998+	Owner of Haig G. Mardikian Enterprises, a real estate investment business (since 1971); General Partner of M&B Development, a real estate investment business (since 1983); General Partner of George M. Mardikian Enterprises, a real estate investment business (1983 to 2002); President and Director of Adiuvana-Invest, Inc., a real estate investment business (since 1989); Director of PCG Asset Management, a private equity investment advisor (2001 to 2011); President of the William Saroyan Foundation (since 1992); Managing Director of the United Broadcasting Company, radio broadcasting (1983 to 2001); Trustee of the International House of UC Berkeley (2001 to 2007); Director of the Downtown Association of San Francisco (1982 to 2006); Director of the Market Street Association (1982 to 2006); Trustee of Trinity College (1998 to 2007); Trustee of the Herbert Hoover Presidential Library (since 1997); Trustee of the Herbert Hoover Foundation (since 2002); Trustee of the Advisor California Civil Liberties Public Education Fund (1997 to 2006); Director of The Walnut Management Co., a privately held family investment company (since 2008); President of the Foundation of City College (2006 to 2010); Director of Near East Foundation (since 2007).	32	Chairman and Director of SIFE Trust Fund (1978 to 2001).

Donald O’Connor Year of Birth: 1936	Trustee	Since 2000+	Financial Consultant (since 1997); Retired Vice President of Operations, Investment Company Institute (“ICI”), a mutual fund trade association (1969 to 1993); Executive Vice President and Chief Operating Officer, ICI Mutual Insurance Company, an insurance company (1987 to 1997); Chief, Branch of Market Surveillance, Securities and Exchange Commission (1964 to 1969).	32	Trustee of the Advisors Series Trust (since 1997).

DeWitt F. Bowman Year of Birth: 1930	Trustee	Since 2006 (Director of Forward Funds, Inc. since 2000)+	Pension Investment Consulting, a consulting company (since 1994); Interim Treasurer and Vice President for Investments, University of California (2000 to 2001); Treasurer of Pacific Pension Institute, a non-profit education organization (1994 to 2002); Treasurer of Edgewood Center for Children and Families, a non-profit care center (1994 to 2004); Director, Episcopal Diocese of California, a non-profit religious organization (1964 to 2008); Trustee of the Pacific Gas and Electric Nuclear Decommissioning Trust Fund, a nuclear decommissioning trust (since 1994); Chief Investment Officer, California Public Employees Retirement System (1989 to 1994).	32	Trustee, Brandes Mutual Funds (1995 to 2012); Lead Director, RREEF America III REIT (2007 to 2012); Director, RREEF America I REIT (2004 to 2007); Trustee, PCG Private Equity Fund (since 1994).

December 31, 2014	178

Additional Company Information (Unaudited)

Name, Address, and Year of Birth*	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee***
Cecilia H. Herbert Year of Birth: 1949	Trustee, Nominating Committee Chairperson	Since 2009+	Director (2000 to 2013) and President (2007 to 2010) of the Board, Catholic Charities CYO; Member, Archdiocese Finance Committee, the advisory council to the San Francisco Catholic Archdiocese (since 1994); Trustee, The Thacher School (2002 to 2011); Trustee, WNET, the public media company of New York (since 2011); Managing Director and head of San Francisco Office, J.P. Morgan/Morgan Guaranty Trust Company, a commercial and investment banking institution (1973 to 1976 and 1978 to 1991).	32	Director, iShares Inc. (since 2005); Trustee, iShares Trust (since 2005); Trustee, Pacific Select Funds (2004 to 2005); Trustee, The Montgomery Funds (1992 to 2003).

Julie Allecta Year of Birth: 1946	Trustee, Audit Committee Chairperson	Since 2012+	Retired Partner, Paul Hastings, Janofsky & Walker LLP (1999 to 2009); Governing Council Member of the Independent Directors Council (since 2014); Vice President and Director, WildCare Bay Area (since 2007); Parliamentarian and Director, American Society of Botanical Artists, Northern California Chapter (since 2014).	32	Trustee, Litman Gregory Funds Trust (since 2013).

A. John Gambs Year of Birth: 1945	Trustee	Since 2012+	Director and Compensation Committee Chair, NMI Holdings, Inc. (2011 to 2012); Trustee and Audit Committee Chair, Barclays Global Investors Funds (2006 to 2010); Trustee and Audit Committee Chair, Master Investment Portfolio (2006 to 2010); Advisory Board Member, Fairview Capital Management (since 2009); Director, San Francisco Classical Voice (since 2011); Member, Board of Governors San Francisco Symphony (since 2001); Director, The New Century Chamber Orchestra (since 2010); Executive Vice President and Chief Financial Officer, The Charles Schwab Corporation (1988 to 1996); President and Director, Gambs Family Foundation (1997 to 2010).	32	None

179	December 31, 2014

Additional Company Information (Unaudited)

Interested Trustee:

Name, Address, and Year of Birth*	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee***
J. Alan Reid, Jr. **** Year of Birth: 1962	President, Trustee	Since 2001+	Chief Executive Officer and Director of Forward Management, LLC, an investment advisor (since 2001); President and Director, Forward Securities, LLC, a broker-dealer (since 2010); Chief Executive Officer and Director, ReFlow Management Co., LLC, an investment services company (2001 to 2010); Chief Executive Officer and Director, ReFlow Fund, LLC, an investment services company (2001 to 2010); Chief Executive Officer, Sutton Place Management, an investment services company (since 2001); Vice President of Sutton Place Associates (since 2001); Chief Executive Officer, FISCOP, LLC (since 2001); Vice President, Broderick Management, LLC (since 2001); Member of ICI Board of Governors (since 2008); Director, Legato Capital Management, an investment services company (2004 to 2009); Director, FOLIOfn, Inc. (since 2002); Executive Director, Private Wealth Management, Morgan Stanley (2000 to 2001); Senior Vice President, Director of Business Delivery, Morgan Stanley Online, a financial services company (1999 to 2000); Executive Vice President and Treasurer, Webster Investment Management Co., LLC (1998 to 1999); Vice President, Regional Director, Investment Consulting Services, Morgan Stanley, Dean Witter, Discover & Co., a financial services company (1992 to 1998); Vice President of the Board of Trustees of Centerpoint, a public health and welfare organization (1997 to 2010); Director, Ring Mountain Day School (2010 to 2013); Director, Arista Maritime Group Inc. (since 2013).	32	None

*	Each Trustee may be contacted by writing to the Trustee, c/o Forward Management, LLC, 101 California Street, 16th Floor, San Francisco, CA 94111.

**	Each Trustee will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his successor, if any, elected at such meeting; or (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust.

***	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., public companies) or other investment companies registered under the 1940 Act.

****	Mr. Reid is considered an interested Trustee because he acts as Chief Executive Officer of Forward Management, LLC, the Funds’ investment advisor, and holds other positions with an affiliate of the Trust.

+	Messrs. Mardikian, Bowman, O’Connor and Reid have served as Trustee to the Trust since May 1, 2005. However, beginning on the date indicated in the chart, Messrs. Mardikian, Bowman, O’Connor and Reid served as a director for the nine series of Forward Funds, Inc., which were reorganized as series of the Trust effective July 1, 2005. Mr. Bowman was appointed as Trustee effective January 1, 2006 and served as a director for the nine series of Forward Funds, Inc. since 2000. Ms. Herbert was appointed as a Trustee effective November 9, 2009. Ms. Allecta was appointed as a Trustee effective January 1, 2012. Mr. Gambs was appointed as a Trustee effective December 31, 2012.

December 31, 2014	180

Additional Company Information (Unaudited)

Officers:

Name, Address, and Year of Birth*	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Barbara H. Tolle 101 California Street, 16th Floor San Francisco, CA 94111 Year of Birth: 1949	Treasurer	Since 2006	Vice President, Director of Fund Accounting and Operations, Forward Management (since 2006); Vice President and Director, Fund Accounting and Administration, PFPC Inc. (1998 to 2006).

Judith M. Rosenberg 101 California Street, 16th Floor San Francisco, CA 94111 Year of Birth: 1948	Chief Compliance Officer and Chief Legal Officer	Since 2005	Chief Compliance Officer, Forward Management (since 2005); Chief Compliance Officer, Secretary and Director, Forward Securities, LLC (since 2010); First Vice President and Senior Attorney, Morgan Stanley (1984 to 1997; 2002 to 2005); Director of Compliance, Morgan Stanley Online (1997 to 2002).

Robert S. Naka 101 California Street, 16th Floor San Francisco, CA 94111 Year of Birth: 1963	Vice President, Funds and Secretary	Vice President, Funds since 2009 and Secretary since 2012	Chief Operating Officer, Forward Management (since 2009); Principal & Chief Operating Officer, Anew Capital Management LLC (2007 to 2009); Executive Vice President & Chief Operating Officer, ING Funds & Predecessors (1989 to 2007).

Kathryn A. Burns 1290 Broadway, Suite 1100 Denver, CO 80203 Year of Birth: 1976	Assistant Treasurer	Since 2014	Assistant Vice President and Fund Controller, ALPS Fund Services, Inc. (since 2013); Vice President and Chief Compliance Officer, Old Mutual Capital (2010 to 2012); Vice President and Regulatory Reporting Manager, Old Mutual Capital (2006 to 2012); Manager, PricewaterhouseCoopers LLP (2004 to 2006)

*	Each officer shall hold office at the pleasure of the Board of Trustees until the next annual meeting of the Trust or until his or her successor is duly elected and qualified, or until he or she dies, resigns, is removed or becomes disqualified.

181	December 31, 2014

Forward Funds Privacy Policy (Unaudited)

Forward Funds appreciates the privacy concerns and expectations of our customers. We are committed to maintaining a high level of privacy and confidentiality when it comes to your personal information and we use that information only where permitted by law. We recognize that, as our customer, you not only entrust us with your money but with your personal information. Your trust is important to us and you can be sure we will continue our tradition of protecting your personal information. We provide this privacy notice to you so that you may understand our policy with regard to the collection and disclosure of nonpublic personal information (“Information”) pertaining to you.

We collect the following categories of information about you:

•	Information we receive from you on applications or other forms; and

•	Information about your transactions with us, our affiliates, or others.

We do not disclose any Information about you or any current or former customer to anyone, except as permitted by law. We may disclose Information about you and any former customer to our affiliates and to nonaffiliated third parties, as permitted by law. We do not disclose personal information that we collect about you to non-affiliated companies except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, or in other limited circumstances permitted by law. For example, some instances where we may disclose Information about you to third parties include: for servicing and processing transactions, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information about you with these companies, we require them to limit their use of the personal information to the particular purpose for which it was shared and we do not allow them to share your personal information with others except to fulfill that limited purpose. In addition, these companies are required to adhere to our privacy standards with respect to any personal information that we provide them.

Protecting the Security and Confidentiality of Your Information

We restrict access to Information about you to those employees who need to know that Information to provide products or services to you. We maintain physical, electronic, and procedural safeguards to ensure the confidentiality of your Information. Our privacy policies apply only to those individual investors who have a direct customer relationship with us. If you are an individual shareholder of record of any of the Funds, we consider you to be a customer of Forward Funds. Shareholders purchasing or owning shares of any of the Funds through their bank, broker, or other financial institution should consult that financial institution’s privacy policies. If you own shares or receive investment services through a relationship with a third-party broker, bank, investment advisor or other financial service provider, that third-party’s privacy policies will apply to you and ours will not.

December 31, 2014	182

Investment Advisor

Forward Management, LLC

Administrator

ALPS Fund Services, Inc.

Distributor

Forward Securities, LLC

Counsel

Dechert LLP

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Custodian

Citibank, N.A.

Transfer Agent

ALPS Fund Services, Inc.

Forward Funds

P.O. Box 1345

Denver, CO 80201

(800) 999-6809

www.forwardinvesting.com

Forward Commodity Long/Short Strategy Fund

Forward Credit Analysis Long/Short Fund

Forward Dynamic Income Fund

Forward EM Corporate Debt Fund

Forward Emerging Markets Fund

Forward Equity Long/Short Fund

Forward Frontier Strategy Fund

Forward Global Dividend Fund

Forward Global Infrastructure Fund

Forward High Yield Bond Fund

Forward International Dividend Fund

Forward International Real Estate Fund

Forward International Small Companies Fund

Forward Investment Grade Fixed-Income Fund

Forward Real Estate Fund

Forward Real Estate Long/Short Fund

Forward Select EM Dividend Fund

Forward Select Income Fund

Forward Select Opportunity Fund

Forward Small Cap Equity Fund

Forward Tactical Enhanced Fund

Forward Tactical Growth Fund

Forward Total MarketPlus Fund

Forward U.S. Government Money Fund

Allocation Funds

Forward Balanced Allocation Fund

Forward Growth & Income Allocation Fund

Forward Growth Allocation Fund

Forward Income & Growth Allocation Fund

Forward Income Builder Fund

Forward Multi-Strategy Fund

Printed on paper containing recycled content using soy-based inks.	FSD001254 031016

Annual Report December 31, 2014
Forward Global Infrastructure Fund Forward International Real Estate Fund Forward Real Estate Fund Forward Real Estate Long/Short Fund Forward Select Income Fund Forward Select Opportunity Fund

FORWARD FUNDS:	Table of Contents

Forward Funds are distributed by Forward Securities, LLC

101 California Street, 16th Floor, San Francisco, California 94111

The report has been prepared for the general information of Forward Funds’ shareholders. It is not authorized for distribution to prospective investors unless accompanied or proceeded by a current Forward Funds’ Prospectus, which contains more complete information about Forward Funds’ investment policies, management fees and expenses. Investors are reminded to read the Prospectus before investing or sending money.

December 31, 2014

1

Shareholder Update	December 31, 2014

A MESSAGE FROM:	J. Alan Reid, Jr. Chief Executive Officer @JAlanReid

Dear Shareholder:

At the close of 2014, another year punctuated by the unexpected, investors were left wondering: What will happen next? And how well is my portfolio positioned in light of the possibilities?

Question marks loom especially large for those seeking investment income. Many forecasters warn that interest rates are bound to rise in 2015. At the same time, actions by the European Central Bank, China and Japan over the last few months support the view that this low-rate environment may persist for some time to come.

The dilemma isn’t just that it’s impossible to predict what the U.S. Federal Reserve will do or predict how the actions of other nations will impact the global rate environment. It’s that almost any scenario puts investors at greater risk than they may realize. As discussed in our white paper, The 5% Problem: Double Jeopardy for Traditional Bond Investors, even modest upward rate movements could spell significant losses for traditional bondholders. It’s also true that other income-producing asset classes pose their own interest-rate, liquidity and credit risks. Meanwhile, this continued low-rate environment is compounding investors’ income shortfalls, tempting them to reach for potential sources of yield despite the risks that may entail.

Smarter strategies

As we see it, these conditions call for new and different kinds of income solutions—ideas rooted in a different way of thinking. Asset class risks, returns and correlations are never static. Rather than struggle against the fluidity and uncertainty of global markets, we believe it makes far more sense to embrace these realities and design our approaches around them.

We have acted on this conviction in two ways. First, we have drawn on the capabilities of our various portfolio teams to create intelligent income strategies with built-in adaptability and resilience. Unique to Forward are two prime examples:

•

Forward Income Builder Fund (AIAAX) invests dynamically across a diverse range of actively managed traditional, alternative and global income-producing strategies. Aiming to achieve high current income while keeping volatility at a targeted level, the investment team systematically adjusts the fund’s allocation in response to changing global market conditions.

•

Forward Dynamic Income Fund (FDYTX) seeks a predictable income stream by blending a dividend capture strategy with a proprietary tactical allocation strategy that hedges the portfolio’s dividend stock exposure.

Exploding the style box

Secondly, we are proud of our range of income-producing strategies. With a diverse array of portfolio building blocks, investors can choose those that best fit their existing portfolios, risk profiles and overall investment goals. Our offerings extend beyond traditional fixed-income strategies to include a set of global and international dividend stock funds, a corporate debt fund focused on emerging markets and a long/short credit strategy centered on municipal bonds.

Real estate is another one of our strengths, and one highly relevant to income-seeking investors. All of our real estate funds target high income or total return with a substantial income component. Moreover, all invest in commercial properties via real estate investment trusts (REITs), an asset class with a track record of delivering stable yields. Our real estate funds include such out-of-the-box products as Forward Select Income Fund (KIFAX), which focuses on preferred and senior REIT securities, and Forward Real Estate Long/Short Fund (KSRAX), which is one of the very few true long/short real estate mutual funds available. With the dollar so strong, I should also mention Forward International Real Estate Fund (KIRYX), which takes advantage of the currently strong position of the U.S. dollar to build positions in real assets around the globe.

Results-focused

Our goal is to bring value to investors and advisors not only with our strategies, but also with our thinking. The philosophy we apply to investors’ needs for growth, diversification and risk management is the same one we use to address their income goals. That is, we strive to be champions of more intelligent, adaptable investment strategies and more resilient portfolios—a stance that often involves challenging the status quo.

December 31, 2014	2

In short, we believe in a pragmatic, results-focused approach that helps real people fulfill their real-life goals and dreams. We’re convinced this is the way of the future, and we will continue to push ourselves and the industry in that direction.

I want to thank you wholeheartedly for your confidence and trust in us. We are privileged to be your investment partners and will strive to keep earning that trust every day.

Sincerely,

J. Alan Reid, Jr.

Chief Executive Officer

Forward

RISKS

There are risks involved with investing, including loss of principal. Past performance does not guarantee future results, share prices will fluctuate and you may have a gain or loss when you redeem shares.

Each allocation fund is a fund of funds, which invest in a mix of underlying Forward Funds. Shareholders of an allocation fund indirectly bear the expenses of the underlying funds. An allocation fund’s allocations may be changed at any time. Asset allocation does not assure profit or protect against risk. (Forward Income Builder Fund)

Borrowing for investment purposes creates leverage, which can increase the risk and volatility of a fund. (Forward Dynamic Income Fund, Forward Income Builder Fund, Forward International Real Estate Fund, Forward Real Estate Long/Short Fund, Forward Select Income Fund)

Concentration in a particular industry will involve a greater degree of risk than a more diversified portfolio. (Forward International Real Estate Fund, Forward Real Estate Fund, Forward Real Estate Long/Short Fund, Forward Select Income Fund)

Debt securities are subject to interest rate risk. If interest rates increase, the value of debt securities generally declines. Debt securities with longer durations tend to be more sensitive to changes in interest rates and more volatile than securities with shorter durations. (Forward Dynamic Income Fund, Forward Income Builder Fund, Forward International Real Estate Fund, Forward Real Estate Long/Short Fund, Forward Select Income Fund)

Derivative instruments involve risks different from those associated with investing directly in securities and may cause, among other things, increased volatility and transaction costs or a fund to lose more than the amount invested. (Forward Dynamic Income Fund, Forward Income Builder Fund, Forward International Real Estate Fund, Forward Real Estate Long/Short Fund, Forward Select Income Fund)

Investing in exchange-traded funds (ETFs) will subject a fund to substantially the same risks as those associated with the direct ownership of the securities or other property held by the ETFs. (Forward Dynamic Income Fund, Forward Income Builder Fund)

Foreign securities, especially emerging or frontier markets, will involve additional risks including exchange rate fluctuations, social and political instability, less liquidity, greater volatility and less regulation. (Forward Dynamic Income Fund, Forward Income Builder Fund, Forward International Real Estate Fund, Forward Real Estate Long/Short Fund)

Investing in lower-rated (“high yield”) debt securities involves special risks in addition to those associated with investments in higher-rated debt securities, including a high degree of credit risk. (Forward Income Builder Fund)

Investing in a non-diversified fund involves the risk of greater price fluctuation than a more diversified portfolio. (Forward Dynamic Income Fund, Forward International Real Estate Fund, Forward Real Estate Long/Short Fund, Forward Select Income Fund)

Investing in the real estate industry or in real estate-related securities involves the risks associated with direct ownership of real estate which include, among other things, changes in economic conditions (e.g., interest rates), the macro real estate development market, government intervention (e.g., property taxes) or environmental disasters. These risks may also affect the value of equities that service the real estate sector. (Forward Dynamic Income Fund, Forward Income Builder Fund, Forward International Real Estate Fund, Forward Real Estate Long/Short Fund, Forward Select Income Fund)

Short selling involves additional investment risks and transaction costs, and creates leverage, which can increase the risk and volatility of a fund. (Forward Dynamic Income Fund, Forward Income Builder Fund, Forward Real Estate Long/Short Fund)

3	December 31, 2014

Investing in smaller companies generally will present greater investment risks, including greater price volatility, greater sensitivity to changing economic conditions and less liquidity than investing in larger, more mature companies. (Forward Dynamic Income Fund)

Alternative strategies typically are subject to increased risk and loss of principal. Consequently, investments such as mutual funds which focus on alternative strategies are not suitable for all investors. (Forward Real Estate Long/Short Fund)

There is no guarantee the companies in our portfolio will continue to pay dividends. (Forward Dynamic Income Fund)

Diversification does not assure profit or protect against risk.

Forward Dynamic Income Fund seeks total return, with dividend and interest income being an important component of that return, while exhibiting less downside volatility than the S&P 500 Index.

Forward Income Builder Fund seeks high current income and some stability of principal.

Forward International Real Estate Fund seeks total return from both capital appreciation and current income.

Forward Real Estate Long/Short Fund seeks total return through a combination of high current income relative to equity investment alternatives, plus long-term growth of capital.

Forward Select Income Fund seeks high current income and potential for modest long-term growth of capital.

Correlation is a statistical measure of how two securities, funds or asset classes move in relation to each other.

Credit risk is the risk of loss of principal or loss of a financial reward stemming from a borrower’s failure to repay a loan or otherwise meet a contractual obligation.

Dividend capture is an income-producing strategy in which a particular security about to pay a dividend is purchased, held until its dividend is captured and then sold in order to purchase another security about to pay a dividend.

Interest rate risk is the risk that an investment’s value will change due to a change in interest rates.

Liquidity risk refers to the risk stemming from the lack of marketability of an investment that cannot be bought or sold quickly enough to prevent or minimize a loss.

Volatility is a statistical measure of the dispersion of returns for a given security or market index.

J. Alan Reid, Jr. is a registered representative of Forward Securities, LLC.

December 31, 2014	4

Shareholder Update	December 31, 2014

A MESSAGE FROM:	Jim O’Donnell, CFA Chief Investment Officer @JimODonnll

Dear Shareholder:

According to a less-than-scientific search of the internet, the saying, “Who’d have thunk it?” was first popularized by comedian/ventriloquist Edgar Bergen in the 1930s. His loveable but slow-witted dummy character Mortimer Snerd used to utter this colloquial phrase to express astonishment at the unexpected. In looking at the performance of a number of asset classes in 2014, one may be compelled to channel one’s inner Mortimer and repeat the phrase, “Who’d have thunk it?”

As we entered 2014, it seemed as if everyone expected higher interest rates and weakness in interest-sensitive asset classes. As 2014 drew to a close, market participants could only be astonished at the unforeseen decline in interest rates and the impressive rally in long Treasurys and real estate investment trusts. At the beginning of 2014, virtually no one could have anticipated the explosive rally in Chinese equities, nor could one have predicted the harrowing decline in crude oil prices and the freefall in Russian equities.

As we leave 2014 in the rearview mirror and look forward to 2015, the one clear takeaway is to expect the unexpected. Many strategists and pundits are embracing a dour and cautionary view as the capital markets march headlong into the prospect of a U.S. Federal Reserve interest rate hike sometime in 2015. Some of this advice is prudent, given the spring-loaded nature of the geopolitical risks we face. We are of the belief that the many crosscurrents we face in the capital markets will introduce a level of volatility that will be greater than we have experienced in the recent past. We also suspect that many positive economic and geopolitical developments may unfold in the second half of 2015.

That said, one of the greatest risks in the capital markets today may be related to the slope of the U.S. Treasury yield curve. A simple way of looking at this slope is to take the yield on a 10-year Treasury and subtract the yield of a 2-year Treasury. Historically, a large difference between the 10-year and the 2-year (or a steep slope) was the harbinger of improving economic strength over a future 12 to 18 month time horizon. Conversely, a narrower amount (or a flatter yield curve) has been a cautionary early warning sign of future economic slowing. Unfortunately, this metric is beginning to raise a cautionary flag by narrowing at the end of 2014.

One of the side effects of this curve flattening may be increased market sensitivity to credit risk (the notion that a dollar loaned may be less likely to be repaid if the economy is weakening). This sensitivity can manifest itself in both the debt and equity markets. Frequently, the market’s appetite for quality increases appreciably. Quality can be defined as the sustainability and predictability of a firm’s cash flows as well as the complexion of a firm’s capital structure, including the very prudent and limited use of debt. Coming out of the post-Lehman Brothers financial crisis, investors were rewarded more for accepting credit risk and having an aversion to quality. Going forward, that may all change with quality taking on increased importance in portfolio holdings.

As part of Forward’s culture, we have sought to challenge the status quo whether it is through our product offerings or through the way we look at the capital markets. Indeed, the practice of following the herd can be fraught with peril when everyone is leaning the same way with respect to market exposures and investment postures. At certain parts of a market cycle, one is best served to avoid being anchored to the consensus view in order to allow one to see opportunities that others cannot. As an investor, one of the most liberating questions one can ask oneself is, “What if everything I believe is wrong?” This frame of mind is vital to a robust investment culture and process in order to avoid the pitfalls of what behavioral finance academics call cognitive dissonance.

As we walk through 2015, it will be important to be nimble and not get mired in a consensus view. We suspect that having a healthy respect for the nonconsensus view will serve one well in 2015, as will expecting the unexpected. Try to keep an even-keel and avoid getting too dour or too ebullient.

If we are correct in our assessment that volatility will increase, it will be important to make sure that you are equipped with the right hedges and tools to withstand the challenges investors will face. Hedges can act as shock absorbers, making a bumpy ride more tolerable. In addition, we have developed tools that are forged in the notion that correlations and market volatility do not remain constant. This combination of hedges and tools should help investors navigate the challenges of 2015.

5	December 31, 2014

As always, we remain committed to helping our shareholders attain true portfolio diversification and achieve their long-term financial goals. We also believe that transparent practices give our investors access to the information they need to make important investment decisions. I invite you to review the information in this report and the performance of the Forward Funds in 2014, and I thank you for the continued confidence that you place in our funds.

Sincerely,

Jim O’Donnell, CFA

Chief Investment Officer

Forward

RISKS

There are risks involved with investing, including loss of principal. Past performance does not guarantee future results, share prices will fluctuate and you may have a gain or loss when you redeem shares.

Diversification does not assure profit or protect against risk.

2-year U.S. Treasury is a debt obligation issued by the U.S. Treasury that has a term of two years.

10-year U.S. Treasury is a debt obligation issued by the U.S. Treasury that has a term of more than one year, but not more than 10 years.

Cash flow is a revenue or expense stream that changes a cash account over a given period.

Correlation is a statistical measure of how two securities, funds or asset classes move in relation to each other.

Credit risk is the risk of loss of principal or loss of a financial reward stemming from a borrower’s failure to repay a loan or otherwise meet a contractual obligation.

Volatility is a statistical measure of the dispersion of returns for a given security or market index.

Yield curve is a line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates.

One cannot invest directly in an index.

Jim O’Donnell has earned the right to use the Chartered Financial Analyst designation. CFA Institute marks are trademarks owned by the CFA Institute.

Forward Funds are distributed by Forward Securities, LLC.

Not FDIC Insured | No Bank Guarantee | May Lose Value

© 2015 Forward Management, LLC. All rights reserved.

The discussions concerning the funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect performance of the funds in the future, including the portfolio managers’ outlook regarding economic, market, political and other factors relevant to investment performance. These statements are based on the portfolio managers’ expectations concerning certain future events and their expected impact on the funds and are current only through the date on the cover of this report. Forward-looking statements are inherently uncertain and are not intended to predict the future performance of the funds. Actual events may cause adjustments in the portfolio managers’ strategies from those currently expected to be employed, and the outlook of the portfolio managers is subject to change.

December 31, 2014	6

Fund Commentary and Performance (Unaudited)

Forward Global Infrastructure Fund

As of December 31, 2014

For the year ended December 31, 2014, Forward Global Infrastructure Fund’s Class A shares (without sales load) returned -0.19%, lagging its benchmark, the S&P Global Infrastructure Index, which returned 12.98%.

The three key forces driving global equities in 2014 were global yield compression, a surging U.S. dollar and a collapse in oil prices. Global yield compression occurred as a result of monetary stimulus from central banks around the world, which fueled a search for higher-yielding assets. This hunt for yield drove the yield on the 10-Year U.S. Treasury note from 3.04% at the end of 2013 to 2.17% as of the end of this year and long-run government bond yields to all-time lows in many European countries. The U.S. dollar strengthened noticeably beginning in July, likely driven by the anticipated conclusion of the third round of quantitative easing in the U.S., which officially ended on October 29, and the likelihood of future interest rate increases by the Federal Reserve in 2015. Oil prices began to fall precipitously around the same time, declining approximately 45% for the year amid surging supply in North America and relatively benign demand.

In the face of these factors, equity markets were mixed to slightly positive. In an environment of weaker commodity prices and declining global yields, utilities were the leading sector while the energy sector suffered the worst performance. In terms of geography, the U.S. was again one of the strongest markets globally. The strong U.S. dollar and drop in oil prices hurt sentiment toward emerging markets, which once again underperformed their developed market peers.

The fund’s Class A shares declined slightly in 2014, but the share class recorded its worst relative performance for a full year versus its benchmark since its inception. The primary exposures that drove underperformance were the fund’s underweight to developed market utilities, overweight to emerging market equities and greater exposure to small cap equities.

Relative to the benchmark, the fund’s holdings favor companies with modest leverage, positive free cash flow and meaningful long-term growth opportunities. These characteristics among the fund’s holdings resulted in a portfolio that is slightly negatively correlated to interest rates while the benchmark is positively correlated to interest rates. The fund has avoided large cap, interest-rate sensitive stocks in favor of companies that can exhibit strong growth trends regardless of the interest-rate environment. Unfortunately, in 2014 the declining interest rate environment led investors to seek out yield and perceived safety in areas such as developed market utilities, which we continue to view as unattractively valued and growth challenged.

At a sector level, energy detracted from performance as oil prices sank during the year. An underweight allocation to utilities led to underperformance relative to the benchmark, although stock selection within the group helped absolute results.

From a country standpoint, an underweight allocation to U.S. equities detracted from relative returns in an environment of strong performance. In the wake of extreme weakness in the Russian equity market, the fund added two positions in Russian companies. The timing proved to be premature, as Russian stocks negatively affected performance. The fund benefited from exposure to Indonesia, with strong performance from equities the fund held prior to and after the election of President Joko Widodo. In the wake of Typhoon Haiyan in late 2013, some of the Philippines’ utilities became oversold and the fund took on new positions. These stocks benefited from a strong recovery in prices in 2014.

During the year, the fund held a small amount of futures for cash management purposes; the impact on returns was not meaningful to the fund’s performance.

7	December 31, 2014

Forward Global Infrastructure Fund

Weightings by Country as a Percentage of Net Assets

as of December 31, 2014

These allocations may not reflect the current or future position of the portfolio.

Growth of $10,000 Investment in the Fund

The chart above shows how a hypothetical investment of $10,000 in the fund at its inception would have performed versus an investment in the fund’s benchmark index. The values indicate what $10,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

December 31, 2014	8

Forward Global Infrastructure Fund

Forward Global Infrastructure Fund(d)

	1 Year	5 Year	Since Inception	Inception Date
Average Annual Total Return for the period ended December 31, 2014
Investor Class	-0.17%	N/A	1.91%	05/02/11
Institutional Class(e)	0.17%	5.59%	1.01%	06/29/07
Class A (with sales load)(b)	-5.93%	4.02%	-0.09%	06/29/07
Class A (without sales load)(a)	-0.19%	5.25%	0.70%	06/29/07
Class B (with CDSC)(f)	-5.66%	4.23%	0.00%	06/29/07
Class B (without CDSC)(g)	-0.73%	4.56%	0.00%	06/29/07
Class C (with CDSC)(h)	-1.73%	4.57%	0.00%	06/29/07
Class C (without CDSC)(i)	-0.75%	4.57%	0.00%	06/29/07
Advisor Class(j)	0.18%	N/A	6.46%	02/01/10

(a) Excludes sales charge.

(b) Includes the effect of the maximum 5.75% sales charge.

(c) The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

(d) Prior to June 12, 2009, Forward Global Infrastructure Fund was known as Kensington Global Infrastructure Fund.

(e) Prior to June 13, 2009, the Institutional Class was known as Class Y.

(f) Includes the contingent deferred sales charge, which declines from 5% beginning at time of purchase to 0% at the beginning of the seventh year.

(g) Excludes the contingent deferred sales charge, which declines from 5% beginning at time of purchase to 0% at the beginning of the seventh year.

(h) Includes the 1.00% contingent deferred sales charge.

(i) Excludes the 1.00% contingent deferred sales charge.

(j) Prior to May 1, 2013, the Advisor Class was known as Class M.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month-end may be obtained at www.forwardinvesting.com. Investment performance may reflect fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

9	December 31, 2014

Fund Commentary and Performance (Unaudited)

Forward International Real Estate Fund

As of December 31, 2014

For the year ended December 31, 2014, Forward International Real Estate Fund’s Class A shares (without sales load) returned 1.32%, underperforming its benchmark, the FTSE EPRA/NAREIT Developed ex-U.S. Index, which returned 3.22%.

For the year, macroeconomic forces drove performance for international stocks, including the real estate investment trusts (REITs), developers and real estate landlords in which the fund invests. As the U.S. Federal Reserve began to taper its bond purchases, other countries and regions, notably Japan and the European Union, increased their monetary actions in attempts to either spur growth or combat stubbornly low inflation rates. By year-end, long-term bond yields in many countries approached zero, which in turn caused a sharp rally in the U.S. dollar and depreciation in most other currencies—as well as relative weakness in demand for international stocks versus U.S. stocks. The steep decline in crude oil prices during the fourth quarter exacerbated fears of global deflation.

However, these relatively negative events for overseas investors were largely confined to the markets for equities and currencies, while commercial properties worldwide generally increased in value in 2014, driven by stronger demand for income-producing property, especially in light of lower interest rates and other investment yields globally.

International real estate stocks in most regions of the world saw positive returns. The best performers by far were Australia, Hong Kong and the United Kingdom, with benchmark stocks posting total returns of 17.15%, 16.52% and 14.22% in U.S. dollar terms, respectively. Europe returned 7.68% while Singapore delivered 6.08% and Canada only 1.21%. The worst performer was Japan, which, as we had expected, was notably weaker, falling by -14.72%.

In this environment, the fund delivered positive results but trailed its benchmark. From a country perspective, the fund fared extremely well from both its underweight stance in Japan and excellent stock selection within Japan. Part of the outperformance resulted from our strategy of selling during short-term market peaks and buying again on weakness, which occurred several times throughout the year in Japan. We increased exposure to select Japanese stocks when many large developers fell significantly in price and then sold into strength when the Bank of Japan announced new easing measures in October. At year-end, 9.3% of the fund was invested in Japan versus a large benchmark weighting of 24.8%.

Our Hong Kong holdings were primarily concentrated in a basket of low-levered, highly discounted smaller-cap stocks, which generally did not keep pace with their large cap peers. This poor stock selection in Hong Kong was the primary reason for the fund’s relative underperformance in 2014. Nonetheless, we remain strong in our conviction in these deeply discounted companies. At year-end, 35.8% of the fund was invested in Hong Kong and China versus a benchmark weighting of 15.5%.

Our underweight allocation to Europe helped the fund’s relative performance, although stock selection hurt. We remained cautious about the prospects for the euro and remained underweight the region at year-end, with 15.3% of the fund invested in Europe versus a benchmark weighting of 20.0%.

The fund maintained only modest exposure to emerging markets, with approximately 2.5% invested in the Philippines and 1.0% in Mexico throughout the year. Our Philippines stocks returned a robust 20.46%. The unexpected plunge in oil prices and subsequent weakness in currencies including the Mexican peso, however, caused our nonbenchmark Mexican holdings to decline and led us to sell our Mexican holdings by year-end. Our cash position averaged 3.1% over the year.

Overall, our carefully selected real estate companies continue to operate on track, with strong balance sheets and healthy business models. Pricing remains attractive as many of our Asian stocks continue to trade at large discounts to estimated net asset value.

December 31, 2014	10

Forward International Real Estate Fund

Weightings by Country as a Percentage of Net Assets

as of December 31, 2014

These allocations may not reflect the current or future position of the portfolio.

Growth of $10,000 Investment in the Fund

The chart above shows how a hypothetical investment of $10,000 in the fund at its inception would have performed versus an investment in the fund’s benchmark index. The values indicate what $10,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

11	December 31, 2014

Forward International Real Estate Fund

Forward International Real Estate Fund(d)

	1 Year	5 Year	Since Inception	Inception Date
Average Annual Total Return for the period ended December 31, 2014
Investor Class	1.33%	N/A	4.38%	05/02/11
Institutional Class(e)	1.75%	9.03%	2.29%	04/28/06
Class A (with sales load)(b)	-4.52%	7.39%	1.29%	04/28/06
Class A (without sales load)(a)	1.32%	8.67%	1.99%	04/28/06
Class C (with CDSC)(f)	-0.19%	7.97%	1.29%	04/28/06
Class C (without CDSC)(g)	0.75%	7.97%	1.29%	04/28/06
Advisor Class(h)	1.71%	N/A	4.74%	05/02/11

(a) Excludes sales charge.

(b) Includes the effect of the maximum 5.75% sales charge.

(c) The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

(d) Prior to June 12, 2009, Forward International Real Estate Fund was known as Kensington International Real Estate Fund.

(e) Prior to June 13, 2009, the Institutional Class was known as Class Y.

(f) Includes the 1.00% contingent deferred sales charge.

(g) Excludes the 1.00% contingent deferred sales charge.

(h) Prior to May 1, 2013, the Advisor Class was known as Class M.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month-end may be obtained at www.forwardinvesting.com. Investment performance may reflect fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

December 31, 2014	12

Fund Commentary and Performance (Unaudited)

Forward Real Estate Fund

As of December 31, 2014

For the year ended December 31, 2014, Forward Real Estate Fund’s Investor Class shares returned 28.30%, lagging the performance of its primary benchmark, the FTSE NAREIT Equity REITs Index, which returned 30.14%. Its secondary benchmark, the S&P 500 Index, returned 13.69%.

The environment for real estate investment trusts (REITs) was strong in 2014. Interest rates fell over the course of the year, which supported higher equity market valuations for REITs. The group also benefited from inexpensive debt capital, lower borrowing rates, increasing property occupancies and higher asking rents in many markets. Together, these factors drove many companies in the sector to increase shareholder dividends.

The fund achieved strong results for the year, although it trailed its primary benchmark. In terms of sectors, net lease companies (companies with long-term leases that have minimal rent growth) delivered positive results but underperformed other sectors for the year. The fund benefited from an underweight to this sector. The fund’s underweight allocation to hotel companies detracted from results. Effectively, these positions were sold down a little early; if the prior overweight had been maintained, the total return of the fund would have been higher for the year.

The retail space was a source of outperformance. With continual improvement in the macroeconomy, especially with respect to jobs data, companies that owned retail malls and shopping centers delivered strong performance. Fund holdings in the multifamily sector also outperformed. Concerns about excess supply growth and too many new apartments being delivered to the marketplace proved overblown as strength in demand and new leasing activity drove strong operating results. Diversified names were also additive to performance. Solid cash flow growth driven by leasing successes and attractive, low interest rate debt capital fueled the results of these companies.

With the stocks in the sector up just over 30%, the fund’s average 5.9% cash balance was the biggest detractor from performance. This level of cash was maintained due to concerns about valuations.

Going forward, the greatest apparent risks for the sector relate to the economy and the Federal Reserve’s involvement in setting interest rate policy in the U.S. as well as central bank intervention in Europe and Asia. However, currently REITs are operating well, and they continue to be among the most competitive owners of commercial real estate of all types.

13	December 31, 2014

Forward Real Estate Fund

Weightings by Sector as a Percentage of Net Assets

as of December 31, 2014

These allocations may not reflect the current or future position of the portfolio.

Growth of $10,000 Investment in the Fund

The chart above shows how a hypothetical investment of $10,000 in the fund at its inception would have performed versus an investment in the fund’s benchmark index. The values indicate what $10,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

December 31, 2014	14

Forward Real Estate Fund

Forward Real Estate Fund(b)

	1 Year	5 Year	10 Year	Since Inception	Inception Date
Average Annual Total Return for the period ended December 31, 2014
Investor Class	28.30%	15.23%	6.32%	9.50%	05/10/99
Institutional Class	28.77%	15.69%	N/A	5.21%	05/01/08
Class A (with sales load)(c)	20.92%	13.94%	N/A	18.84%	06/12/09
Class A (without sales load)(d)	28.29%	15.31%	N/A	20.13%	06/12/09
Class C (with CDSC)(e)	26.57%	14.56%	N/A	19.32%	06/12/09
Class C (without CDSC)(f)	27.57%	14.56%	N/A	19.32%	06/12/09

(a) The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

(b) Prior to January 20, 2009, Forward Real Estate Fund was known as Forward Progressive Real Estate Fund. Prior to October 30, 2006, Forward Progressive Real Estate Fund was known as Forward Uniplan Real Estate Investment Fund.

(c) Includes the effect of the maximum 5.75% sales charge.

(d) Excludes sales charge.

(e) Includes the 1.00% contingent deferred sales charge.

(f) Excludes the 1.00% contingent deferred sales charge.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month-end may be obtained at www.forwardinvesting.com. Investment performance may reflect fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

15	December 31, 2014

Fund Commentary and Performance (Unaudited)

Forward Real Estate Long/Short Fund

As of December 31, 2014

For the year ended December 31, 2014, Forward Real Estate Long/Short Fund’s Class A shares (without sales load) returned 23.94%, lagging its primary benchmark, the FTSE NAREIT Composite Index, which returned 27.23%. Its secondary benchmark, the FTSE NAREIT Equity REITs Index, returned 30.14%.

Real estate investment trusts (REITs) enjoyed a healthy market environment in 2014. Interest rates fell during the year, which supported higher equity market valuations for REITs. The group also benefited from inexpensive debt capital, lower borrowing rates, increasing property occupancies and higher asking rents in many markets. Together, these factors drove many companies in the sector to increase shareholder dividends.

The fund delivered strong results for the year, but lagged the performance of its benchmarks. During a period of such strong returns, hedging activity detracted from performance. The benefits of persistently hedging are more apparent in difficult markets.

In terms of sectors, net lease companies (companies with long-term leases that have minimal rent growth) delivered positive results, but underperformed other sectors for the year. Similarly, mortgage companies enjoyed positive returns but lagged other areas. The fund was starkly underweight the sector, holding only one-third of the benchmark weighting. An underweight in storage companies hurt relative results, as the group experienced a strong year.

Fund holdings in the multifamily sector outperformed. Concerns about excess supply growth and too many new apartments being delivered to the marketplace proved overblown as strength in demand and new leasing activity drove strong operating results. The retail space was a source of outperformance. With continual improvement in the macroeconomy, especially with respect to jobs data, companies that own retail malls and shopping centers delivered strong performance. Diversified names were also additive. Solid cash flow growth driven by leasing successes and attractive, low interest rate, debt capital fueled the results of these companies.

Throughout the year, the fund used hedging instruments, such as options, shorts and rights, which detracted approximately 4.5% from performance results.

Going forward, the greatest apparent risks for the sector relate to the economy and the Federal Reserve’s involvement in setting interest rate policy in the U.S. as well as central bank intervention in Europe and Asia. However, currently REITs are operating well, and they continue to be among the most competitive owners of commercial real estate of all types.

December 31, 2014	16

Forward Real Estate Long/Short Fund

Weightings by Sector as a Percentage of Net Assets

as of December 31, 2014*

* Weightings by sector reflect long positions and excludes securities sold short and derivative instruments.

These allocations may not reflect the current or future position of the portfolio.

Growth of $10,000 Investment in the Fund

The chart above shows how a hypothetical investment of $10,000 in the fund at its inception would have performed versus an investment in the fund’s benchmark index. The values indicate what $10,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

17	December 31, 2014

Forward Real Estate Long/Short Fund

Forward Real Estate Long/Short Fund(d)

	1 Year	5 Year	10 Year	Since Inception	Inception Date
Average Annual Total Return for the period ended December 31, 2014
Investor Class	24.01%	N/A	N/A	10.68%	05/02/11
Institutional Class	24.44%	16.37%	N/A	2.74%	04/28/06
Class A (with sales load)(b)	16.80%	14.60%	2.56%	10.42%	09/15/99
Class A (without sales load)(a)	23.94%	15.97%	3.17%	10.85%	09/15/99
Class B (with CDSC)(e)	18.25%	14.99%	2.45%	10.07%	09/15/99
Class B (without CDSC)(f)	23.25%	15.22%	2.45%	10.07%	09/15/99
Class C (with CDSC)(g)	22.22%	15.21%	2.45%	10.06%	09/15/99
Class C (without CDSC)(h)	23.22%	15.21%	2.45%	10.06%	09/15/99
Advisor Class(i)	24.38%	N/A	N/A	11.11%	05/02/11

(a) Excludes sales charge.

(b) Includes the effect of the maximum 5.75% sales charge.

(c) The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

(d) Prior to May 1, 2011, Forward Real Estate Long/Short Fund was known as Forward Strategic Realty Fund. Prior to June 12, 2009, Forward Strategic Realty Fund was known as Kensington Strategic Realty Fund.

(e) Includes the contingent deferred sales charge, which declines from 5% beginning at time of purchase to 0% at the beginning of the seventh year.

(f) Excludes the contingent deferred sales charge, which declines from 5% beginning at time of purchase to 0% at the beginning of the seventh year.

(g) Includes the 1.00% contingent deferred sales charge.

(h) Excludes the 1.00% contingent deferred sales charge.

(i) Prior to May 1, 2013, the Advisor Class was known as Class M.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month-end may be obtained at www.forwardinvesting.com. Investment performance may reflect fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

December 31, 2014	18

Fund Commentary and Performance (Unaudited)

Forward Select Income Fund

As of December 31, 2014

For the year ended December 31, 2014, Forward Select Income Fund’s Class A shares (without sales load) returned 16.72%. Its benchmark, the BofA Merrill Lynch Preferred Index, returned 15.44%.

Real estate investment trust (REIT) investors witnessed an extremely strong year in 2014, with the FTSE NAREIT Equity REITs Index gaining 30.14% and the Wells Fargo Hybrid and Preferred REIT Index returning 20.27% for the year. Against this backdrop, the fund’s overall performance lagged these broad REIT indices but exceeded our expectations for performance while consistently maintaining a careful risk profile. Two of the primary market factors that affected both the fund’s and the industry’s strong absolute performance were the significant decline in interest rates and the strong year-over-year operating results witnessed across the REIT industry.

Most of the fund’s assets were invested in preferred stocks (63% of net assets) and common stocks (31% of net assets). Both sectors added positively to fund performance, with each sector contributing about half of the fund’s total return. The fund’s preferred stock portfolio contributed broadly, with especially strong contribution from companies in the retail, hotel and industrial property sectors. The common stock portfolio also experienced good overall performance, with particular strength from companies in the retail, healthcare and industrial sectors.

Our preferred and common stock portfolios both underperformed REIT indices year-to-date. On the preferred side, the underperformance was attributable to limited exposure to both mortgage REITs and to high credit-quality, lower-coupon issues in the portfolio. On the common stock side, our portfolio remained focused on small- and mid-cap companies that did not keep pace with the very strong overall market.

The fund did not employ traditional derivative instruments during 2014, though we did implement a short position on a REIT index exchange-traded fund to hedge risks associated with individual common stocks we own. Given the industry’s strong performance, this position detracted from fund performance.

19	December 31, 2014

Forward Select Income Fund

Weightings by Sector as a Percentage of Net Assets

as of December 31, 2014*

* Weightings by sector reflect long positions and excludes securities sold short.

These allocations may not reflect the current or future position of the portfolio.

Growth of $10,000 Investment in the Fund

The chart above shows how a hypothetical investment of $10,000 in the fund at its inception would have performed versus an investment in the fund’s benchmark index. The values indicate what $10,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

December 31, 2014	20

Forward Select Income Fund

Forward Select Income Fund(d)

	1 Year	5 Year	10 Year	Since Inception	Inception Date
Average Annual Total Return for the period ended December 31, 2014
Investor Class	16.75%	N/A	N/A	13.60%	10/26/11
Institutional Class	17.16%	13.96%	N/A	6.43%	04/28/06
Class A (with sales load)(b)	9.99%	12.25%	4.77%	9.08%	03/30/01
Class A (without sales load)(a)	16.72%	13.59%	5.39%	9.55%	03/30/01
Class B (with CDSC)(e)(f)	11.07%	12.61%	4.63%	8.75%	03/30/01
Class B (without CDSC)(f)(g)	16.07%	12.86%	4.63%	8.75%	03/30/01
Class C (with CDSC)(f)(h)	15.07%	12.84%	4.63%	8.75%	03/30/01
Class C (without CDSC)(f)(i)	16.07%	12.84%	4.63%	8.75%	03/30/01
Advisor Class(j)	17.11%	N/A	N/A	13.69%	02/01/10

(a) Excludes sales charge.

(b) Includes the effect of the maximum 5.75% sales charge.

(c) The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

(d) Prior to June 12, 2009, Forward Select Income Fund was known as Kensington Select Income Fund.

(e) Includes the contingent deferred sales charge, which declines from 5% beginning at time of purchase to 0% at the beginning of the seventh year.

(f) While Class B and Class C shares were initially offered for purchase effective March 30, 2001, no shareholder activity occurred until April 13, 2001.

(g) Excludes the contingent deferred sales charge, which declines from 5% beginning at time of purchase to 0% at the beginning of the seventh year.

(h) Includes the 1.00% contingent deferred sales charge.

(i) Excludes the 1.00% contingent deferred sales charge.

(j) Prior to May 1, 2013, the Advisor Class was known as Class M.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month-end may be obtained at www.forwardinvesting.com. Investment performance may reflect fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

21	December 31, 2014

Fund Commentary and Performance (Unaudited)

Forward Select Opportunity Fund

As of December 31, 2014

For the year ended December 31, 2014, Forward Select Opportunity Fund’s Institutional Class shares returned 7.43%, lagging one of its benchmarks, the BofA Merrill Lynch Preferred Index, which returned 15.44%. It outperformed its other benchmark, the MSCI World Index, which returned 5.50%.

Global equities experienced a rather volatile year and finished 2014 with modest gains, whereas domestic preferred stock markets turned in a strong performance for 2014. Weak gross domestic product (GDP) numbers across much of Europe and slowing growth in China provided significant headwinds and were countered by a resurgent U.S. economy and broadly declining interest rates.

Given the fund’s flexible investment mandate, both the broad global equity markets and domestic preferred stock markets affected fund performance. With an average 60% equity exposure throughout the year, the fund was not immune to some of the volatility that global investors witnessed.

The fund’s overweight allocation to U.S. equities represented the largest contribution to relative returns. The fund averaged a 60% exposure to equities, with the majority of those companies located in the United States. The exposure to domestic stocks contributed positively to fund results as U.S. equity markets led global stock market performance in 2014.

A position within the healthcare sector also added to returns. The company, which operates skilled-nursing facilities across the U.S., was held in the portfolio throughout 2014. In the third quarter, a large, private equity-backed rival announced its intent to acquire the company through a reverse merger, after which the stock performed quite well. The fund’s position in the investment gained 86% for the year, making the holding the top individual contributor to fund performance for 2014.

Exposure to European banks detracted from results. Following the financial crisis that began in 2008, we have pursued an investment thesis of “economic recovery.” One of the ways the fund has expressed this theme has been via investments in European bank common stocks, which we believe are less expensive on a relative basis than their global peers. Unfortunately, 2014 was a difficult environment for European banks as the sector was essentially flat during the year.

The continued weakening of the euro relative to the U.S. dollar represented a second headwind. For the year, the euro declined approximately 12% versus the U.S. dollar. With roughly 20% to 25% of our portfolio denominated in euros at any given time, this currency decline erased much, if not all, of the price gains for our European stocks.

The fund purchased one put option during 2014 and it expired worthless in December. At less than 1% of the fund’s assets, the position had a negligible impact on the fund’s performance.

December 31, 2014	22

Forward Select Opportunity Fund

Weightings by Sector as a Percentage of Net Assets

as of December 31, 2014

These allocations may not reflect the current or future position of the portfolio.

Growth of $100,000 Investment in the Fund

The chart above shows how a hypothetical investment of $100,000 in the fund at its inception would have performed versus an investment in the fund’s benchmark index. The values indicate what $100,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

23	December 31, 2014

Forward Select Opportunity Fund

Forward Select Opportunity Fund(b)

	1 Year	Since Inception	Inception Date
Average Annual Total Return for the period ended December 31, 2014
Investor Class(c)	N/A	-3.65%	06/02/14
Institutional Class	7.43%	8.99%	07/31/13
Class A (with sales load)(d)	0.74%	4.01%	07/31/13
Class A (without sales load)(e)	6.89%	8.45%	07/31/13
Class C (with CDSC)(c)(f)	N/A	1.39%	02/18/14
Class C (without CDSC)(c)(g)	N/A	2.30%	02/18/14

(a) The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

(b) Prior to December 23, 2013, Forward Select Opportunity Fund was known as Forward Select Income Opportunity Fund.

(c) “Since inception” performance is not annualized for a “since inception” period that is less than 1 year.

(d) Includes the effect of the maximum 5.75% sales charge.

(e) Excludes sales charge.

(f) Includes the 1.00% contingent deferred sales charge.

(g) Excludes the 1.00% contingent deferred sales charge.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month-end may be obtained at www.forwardinvesting.com. Investment performance may reflect fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

December 31, 2014	24

Investment Glossary

Risk Disclosures

There are risks involved with investing, including loss of principal. Past performance does not guarantee future results, share prices will fluctuate and you may have a gain or loss when you redeem shares.

Borrowing for investment purposes creates leverage, which can increase the risk and volatility of a fund. (Forward International Real Estate Fund, Forward Real Estate Long/Short Fund, Forward Select Income Fund, Forward Select Opportunity Fund)

Concentration in a particular industry will involve a greater degree of risk than a more diversified portfolio. (Forward Global Infrastructure Fund, Forward International Real Estate Fund, Forward Real Estate Fund, Forward Real Estate Long/Short Fund, Forward Select Income Fund)

Debt securities are subject to interest rate risk. If interest rates increase, the value of debt securities generally declines. Debt securities with longer durations tend to be more sensitive to changes in interest rates and more volatile than securities with shorter durations. (Forward Global Infrastructure Fund, Forward International Real Estate Fund, Forward Real Estate Fund, Forward Real Estate Long/Short Fund, Forward Select Income Fund, Forward Select Opportunity Fund)

Derivative instruments involve risks different from those associated with investing directly in securities and may cause, among other things, increased volatility and transaction costs or a fund to lose more than the amount invested. (Forward Global Infrastructure Fund, Forward International Real Estate Fund, Forward Real Estate Long/Short Fund, Forward Select Income Fund, Forward Select Opportunity Fund)

Foreign securities, especially emerging or frontier markets, will involve additional risks including exchange rate fluctuations, social and political instability, less liquidity, greater volatility and less regulation. (Forward Global Infrastructure Fund, Forward International Real Estate Fund, Forward Real Estate Long/Short Fund, Forward Select Opportunity Fund)

Investing in a non-diversified fund involves the risk of greater price fluctuation than a more diversified portfolio. (Forward Global Infrastructure Fund, Forward International Real Estate Fund, Forward Real Estate Fund, Forward Real Estate Long/Short Fund, Forward Select Income Fund, Forward Select Opportunity Fund)

Investing in the real estate industry or in real estate-related securities involves the risks associated with direct ownership of real estate which include, among other things, changes in economic conditions (e.g., interest rates), the macro real estate development market, government intervention (e.g., property taxes) or environmental disasters. These risks may also affect the value of equities that service the real estate sector. (Forward International Real Estate Fund, Forward Real Estate Fund, Forward Real Estate Long/Short Fund, Forward Select Income Fund, Forward Select Opportunity Fund)

Short selling involves additional investment risks and transaction costs, and creates leverage, which can increase the risk and volatility of a fund. (Forward Real Estate Long/Short Fund)

Investing in smaller companies generally will present greater investment risks, including greater price volatility, greater sensitivity to changing economic conditions and less liquidity than investing in larger, more mature companies. (Forward Select Opportunity Fund)

Alternative strategies typically are subject to increased risk and loss of principal. Consequently, investments such as mutual funds which focus on alternative strategies are not suitable for all investors. (Forward Real Estate Long/Short Fund)

Fund Benchmark Definitions

BofA Merrill Lynch Preferred Index: BofA Merrill Lynch Preferred Index is a capitalization-weighted index of preferred stock issues that is generally representative of the market for preferred securities.

FTSE EPRA/NAREIT Developed ex-US Index: FTSE EPRA/NAREIT Developed ex-US Index is designed to track the performance of listed real estate companies and REITs worldwide, excluding U.S. companies.

25	December 31, 2014

Investment Glossary

FTSE NAREIT Composite Index: FTSE NAREIT Composite Index is an unmanaged index consisting of approximately 200 real estate investment trust stocks.

FTSE NAREIT Equity REITs Index: FTSE NAREIT Equity REITs Index is representative of the tax-qualified REITs listed on the New York Stock Exchange, the American Stock Exchange and the NASDAQ National Market.

MSCI World Index: MSCI World Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed markets.

S&P 500 Index: S&P 500 Index is an unmanaged index of 500 common stocks chosen to reflect the industries in the U.S. economy.

S&P Global Infrastructure Index: S&P Global Infrastructure Index provides liquid and tradable exposure to 75 companies from around the world that represent the listed infrastructure universe. The index has balanced weights across three distinct infrastructure clusters: utilities, transportation and energy.

One cannot invest directly in an index.

Definition of Terms

10-year U.S. Treasury is a debt obligation issued by the U.S. Treasury that has a term of more than one year, but not more than 10 years.

Call option is an agreement that gives an investor the right (but not the obligation) to buy a stock, bond, commodity or other instrument at a specified price within a specific time period.

Cash flow is a revenue or expense stream that changes a cash account over a given period.

Correlation is a statistical measure of how two securities move in relation to each other.

Future is a financial contract that obligates the buyer to purchase an asset (or the seller to sell an asset), such as a physical commodity or financial instrument, at a predetermined future date and price.

Option is a contract sold by one party to another party. A contract offers the buyer the right, but not the obligation, to buy or sell a security or other financial asset at an agreed-upon price during a certain period of time or on a specific date.

Quantitative easing refers to a form of monetary policy used to stimulate an economy where interest rates are either at, or close to, zero.

Right is a security giving stockholders entitlement to purchase new shares issued by the corporation at a predetermined price (normally at a discount to the current market price) in proportion to the number of shares already owned.

Short is a borrowed security, commodity or currency that is sold on the open market with the expectation that the asset will fall in value.

Valuation is the process of determining the value of an asset or company based on earnings and the market value of assets.

Volatility is a statistical measure of the dispersion of returns for a given security or market index.

Wells Fargo Hybrid and Preferred Securities REIT Index is a modified market capitalization-weighted index that tracks the performance of preferred securities issued in the U.S. market by real estate investment trusts.

December 31, 2014	26

Disclosure of Fund Expenses (Unaudited)

For the Six Months Ended December 31, 2014

As a shareholder of the Forward Funds, you incur two types of costs: (1) transaction costs, including applicable sales charges (loads); and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the (six-month) period and held for the entire period July 1, 2014 through December 31, 2014.

Actual Expenses

The first line for each share class of each Fund in the table provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the applicable line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example For Comparison Purposes

The second line for each share class of each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line for each share class of each Fund within the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

Forward Global Infrastructure Fund	Beginning Account Value 07/01/14	Ending Account Value 12/31/14	Expense Ratios(a)	Expenses Paid During Period(b) 07/01/14-12/31/14
Investor Class
Actual	$1,000.00	$918.00	1.69%	$8.17

Hypothetical	$1,000.00	$1,016.69	1.69%	$8.59
Institutional Class
Actual	$1,000.00	$919.90	1.33%	$6.44

Hypothetical	$1,000.00	$1,018.50	1.33%	$6.77
Class A
Actual	$1,000.00	$918.10	1.73%	$8.36

Hypothetical	$1,000.00	$1,016.48	1.73%	$8.79
Class B
Actual	$1,000.00	$915.60	2.28%	$11.01

Hypothetical	$1,000.00	$1,013.71	2.28%	$11.57
Class C
Actual	$1,000.00	$915.50	2.28%	$11.01

Hypothetical	$1,000.00	$1,013.71	2.28%	$11.57
Advisor Class
Actual	$1,000.00	$920.00	1.36%	$6.58

Hypothetical	$1,000.00	$1,018.35	1.36%	$6.92

27	December 31, 2014

Disclosure of Fund Expenses (Unaudited)

For the Six Months Ended December 31, 2014

Forward International Real Estate Fund	Beginning Account Value 07/01/14	Ending Account Value 12/31/14	Expense Ratios(a)	Expenses Paid During Period(b) 07/01/14-12/31/14
Investor Class
Actual	$1,000.00	$990.10	1.81%	$9.08

Hypothetical	$1,000.00	$1,016.08	1.81%	$9.20
Institutional Class
Actual	$1,000.00	$992.00	1.44%	$7.23

Hypothetical	$1,000.00	$1,017.95	1.44%	$7.32
Class A
Actual	$1,000.00	$989.80	1.84%	$9.23

Hypothetical	$1,000.00	$1,015.93	1.84%	$9.35
Class C
Actual	$1,000.00	$987.00	2.39%	$11.97

Hypothetical	$1,000.00	$1,013.16	2.39%	$12.13
Advisor Class
Actual	$1,000.00	$991.70	1.49%	$7.48

Hypothetical	$1,000.00	$1,017.69	1.49%	$7.58
Forward Real Estate Fund
Investor Class
Actual	$1,000.00	$1,097.40	1.61%	$8.51

Hypothetical	$1,000.00	$1,017.09	1.61%	$8.19
Institutional Class
Actual	$1,000.00	$1,099.20	1.24%	$6.56

Hypothetical	$1,000.00	$1,018.95	1.24%	$6.31
Class A
Actual	$1,000.00	$1,097.60	1.65%	$8.72

Hypothetical	$1,000.00	$1,016.89	1.65%	$8.39
Class C
Actual	$1,000.00	$1,093.70	2.22%	$11.72

Hypothetical	$1,000.00	$1,014.01	2.22%	$11.27
Forward Real Estate Long/Short Fund
Investor Class
Actual	$1,000.00	$1,062.70	2.55%	$13.26

Hypothetical	$1,000.00	$1,012.35	2.55%	$12.93
Institutional Class
Actual	$1,000.00	$1,064.80	2.17%	$11.29

Hypothetical	$1,000.00	$1,014.27	2.17%	$11.02

December 31, 2014	28

Disclosure of Fund Expenses (Unaudited)

For the Six Months Ended December 31, 2014

Forward Real Estate Long/Short Fund (continued)	Beginning Account Value 07/01/14	Ending Account Value 12/31/14	Expense Ratios(a)	Expenses Paid During Period(b) 07/01/14-12/31/14
Class A
Actual	$1,000.00	$1,062.50	2.58%	$13.41

Hypothetical	$1,000.00	$1,012.20	2.58%	$13.09
Class B
Actual	$1,000.00	$1,059.50	3.13%	$16.25

Hypothetical	$1,000.00	$1,009.43	3.13%	$15.85
Class C
Actual	$1,000.00	$1,059.70	3.13%	$16.25

Hypothetical	$1,000.00	$1,009.43	3.13%	$15.85
Advisor Class
Actual	$1,000.00	$1,064.80	2.24%	$11.66

Hypothetical	$1,000.00	$1,013.91	2.24%	$11.37
Forward Select Income Fund
Investor Class
Actual	$1,000.00	$1,038.40	1.84%	$9.45

Hypothetical	$1,000.00	$1,015.93	1.84%	$9.35
Institutional Class
Actual	$1,000.00	$1,040.00	1.49%	$7.66

Hypothetical	$1,000.00	$1,017.69	1.49%	$7.58
Class A
Actual	$1,000.00	$1,037.80	1.89%	$9.71

Hypothetical	$1,000.00	$1,015.68	1.89%	$9.60
Class B
Actual	$1,000.00	$1,035.30	2.44%	$12.52

Hypothetical	$1,000.00	$1,012.91	2.44%	$12.38
Class C
Actual	$1,000.00	$1,035.00	2.44%	$12.52

Hypothetical	$1,000.00	$1,012.91	2.44%	$12.38
Advisor Class
Actual	$1,000.00	$1,039.80	1.54%	$7.92

Hypothetical	$1,000.00	$1,017.44	1.54%	$7.83
Forward Select Opportunity Fund
Investor Class
Actual	$1,000.00	$960.30	1.64%	$8.10

Hypothetical	$1,000.00	$1,016.94	1.64%	$8.34

29	December 31, 2014

Disclosure of Fund Expenses (Unaudited)

For the Six Months Ended December 31, 2014

Forward Select Opportunity Fund (continued)	Beginning Account Value 07/01/14	Ending Account Value 12/31/14	Expense Ratios(a)	Expenses Paid During Period(b) 07/01/14-12/31/14
Institutional Class
Actual	$1,000.00	$962.20	1.32%	$6.53

Hypothetical	$1,000.00	$1,018.55	1.32%	$6.72
Class A
Actual	$1,000.00	$959.90	1.82%	$8.99

Hypothetical	$1,000.00	$1,016.03	1.82%	$9.25
Class C
Actual	$1,000.00	$957.20	2.25%	$11.10

Hypothetical	$1,000.00	$1,013.86	2.25%	$11.42

(a) Annualized, based on the Fund’s most recent fiscal half year expenses.

(b) Expenses are equal to The Fund’s annualized expense ratio multiplied by the average account values over the period, multiplied by the number of days in the most recent fiscal half year (184), then divided by 365.

December 31, 2014	30

Portfolio of Investments (Note 9)

Forward Global Infrastructure Fund

Shares		Value (Note 2)

Common Stocks: 91.96%
Australia: 2.00%

1,118,100	Spark Infrastructure Group	$1,944,301

Austria: 1.45%

25,500	Andritz AG	1,409,823

Belgium: 2.04%

78,800	bpost SA	1,981,890

Bermuda: 1.79%

157,400	Hoegh LNG Holdings, Ltd.(a)	1,737,039

Brazil: 3.82%

196,100	Alupar Investimento SA	1,301,334

85,500	Companhia de Saneamento de Minas Gerais	809,905

225,000	Transmissora Alianca de Energia Electria SA	1,594,688

		3,705,927

Canada: 2.75%

45,410	Canadian Solar, Inc.(a)	1,098,468

32,000	TransCanada Corp.	1,572,732

		2,671,200

Chile: 3.14%

2,785,000	Aguas Andinas SA, Class A	1,612,124

89,500	Enersis SA, Sponsored ADR	1,434,685

		3,046,809

China: 7.83%

1,588,000	China Machinery Engineering Corp., Class H	1,216,395

1,009,000	CIMC Enric Holdings, Ltd.	800,210

1,674,000	Huaneng Power International, Inc., Class H	2,262,323

1,312,000	Jiangsu Expressway Co., Ltd., Class H	1,566,689

3,789,000	Qinhuangdao Port Co., Ltd., Class H	1,758,996

		7,604,613

France: 1.75%

131,500	Groupe Eurotunnel SA	1,702,601

Hong Kong: 9.86%

628,000	China Gas Holdings, Ltd.	989,620

3,265,000	China Power International Development, Ltd.	1,654,678

2,050,000	China South City Holdings, Ltd.	935,826

833,104	COSCO Pacific, Ltd.	1,183,910

Shares		Value (Note 2)

1,482,000	Guangdong Investment, Ltd.	$1,930,223

2,178,000	SITC International Holdings Co., Ltd.	1,190,862

2,762,000	Yuexiu Transport Infrastructure, Ltd.	1,684,700

		9,569,819

Indonesia: 1.07%

1,822,000	Jasa Marga Persero Tbk PT	1,037,150

Italy: 4.51%

100,500	Danieli & C. Officine Meccaniche SpA	1,669,706

19,200	EI Towers SpA(a)	961,148

330,000	Hera SpA	776,671

100,274	Societa Iniziative Autostradali Servizi SpA	968,872

		4,376,397

Japan: 3.62%

190,600	Fujitec Co., Ltd.	2,046,348

32,300	Kurita Water Industries, Ltd.	680,355

191,000	Sankyu, Inc.	784,538

		3,511,241

Mexico: 4.63%

325,865	Grupo Aeroportuario del Centro Norte SAB de CV	1,498,156

593,000	OHL Mexico SAB de CV(a)	1,099,283

683,270	PLA Administradora Industrial S de RL de CV	1,429,640

39,200	Promotora Operador Infrastructure SAB de CV(a)	471,317

		4,498,396

Netherlands: 1.50%

28,000	Koninklijke Vopak NV	1,459,780

New Zealand: 6.33%

1,080,000	Air New Zealand, Ltd.	2,080,862

748,600	Infratil, Ltd.	1,751,836

725,200	Meridian Energy, Ltd.	995,619

565,000	Mighty River Power, Ltd.	1,313,370

		6,141,687

Norway: 2.17%

208,700	Nordic American Tankers, Ltd.	2,101,609

Philippines: 2.35%

7,143,700	Energy Development Corp.	1,309,526

See Notes to Financial Statements	31	December 31, 2014

Portfolio of Investments (Note 9)

Forward Global Infrastructure Fund

Shares		Value (Note 2)

Philippines (continued): 2.35%

15,000	Philippine Long Distance Telephone Co.	$974,459

		2,283,985

Poland: 1.58%

235,500	Energa SA	1,531,843

Portugal: 1.97%

197,450	CTT-Correios de Portugal SA	1,915,457

Russia: 1.71%

19,500	Lukoil OAO, Sponsored ADR	747,825

127,200	Mobile Telesystems, Sponsored ADR	913,296

		1,661,121

Singapore: 3.08%

2,914,000	Hutchison Port Holdings Trust	2,010,660

673,000	Singapore Post, Ltd.	975,473

		2,986,133

South Africa: 0.87%

44,000	MTN Group, Ltd.	842,172

Thailand: 3.31%

5,169,700	BTS Group Holdings Pcl	1,516,340

4,816,500	Thai Tap Water Supply Pcl	1,698,219

		3,214,559

Turkey: 1.62%

372,500	Aygaz AS	1,568,471

United Kingdom: 2.18%

147,617	National Grid Plc	2,112,328

United States: 12.20%

25,770	American Water Works Co., Inc.	1,373,541

17,121	Eaton Corp. Plc	1,163,543

Shares		Value (Note 2)

37,280	Kinder Morgan, Inc.	$1,577,317

26,200	Macquarie Infrastructure Co., Llc	1,862,558

10,100	Parker-Hannifin Corp.	1,302,395

11,370	Schlumberger, Ltd.	971,112

35,000	UIL Holdings Corp.	1,523,900

46,000	Williams Companies, Inc.	2,067,240

		11,841,606

Vietnam: 0.83%

245,000	PetroVietnam Gas JSC	807,598

	Total Common Stocks (Cost $86,652,802)	89,265,555

Limited Partnerships: 1.22%
Bermuda: 1.22%

57,500	Hoegh LNG Partners LP(a)	1,186,800

	Total Limited Partnerships (Cost $1,240,050)	1,186,800

Preferred Stocks: 0.98%
Germany: 0.98%

30,500	Sixt SE	949,974

	Total Preferred Stocks (Cost $932,570)	949,974

	Total Investments: 94.16% (Cost $88,825,422)	91,402,329

	Net Other Assets and Liabilities: 5.84%	5,669,167	(b)

	Net Assets: 100.00%	$97,071,496

Percentages are stated as a percent of net assets.

(a) Non-income producing security.

(b) Includes cash which is being held as collateral for futures contracts.

Futures Contracts

Description	Position	Contracts	Expiration Date	Value	Unrealized Gain
E-Mini MSCI EAFE® Futures	Long	21	03/23/15	$1,845,795	$16,954
E-Mini Russell 2000® Index Futures	Long	21	03/23/15	2,521,470	122,899
MSCI Emerging Markets E-Mini Futures	Long	30	03/23/15	1,436,550	55,571
Total Futures Contracts				$5,803,815	$195,424

December 31, 2014	32	See Notes to Financial Statements

Portfolio of Investments (Note 9)

Forward Global Infrastructure Fund

Investment Abbreviations:

ADR — American Depositary Receipt

EAFE — Europe, Australasia, Far East

MSCI — Morgan Stanley Capital International

See Notes to Financial Statements	33	December 31, 2014

Portfolio of Investments (Note 9)

Forward International Real Estate Fund

Shares		Value (Note 2)

Common Stocks: 94.69%
Australia: 10.74%

720	360 Capital Industrial Fund	$1,469

275,510	360 Capital Office Fund	461,938

154,192	Cromwell Property Group	129,117

4,097,507	GDI Property Group	2,876,878

476,538	Mirvac Group	689,337

1,421,993	Peet, Ltd.	1,226,561

700,000	Stockland	2,339,321

675,819	Villa World, Ltd.	1,045,195

		8,769,816

Canada: 3.36%

79,600	Dream Industrial REIT	576,891

100,200	Dream Office REIT	2,169,074

		2,745,965

China: 0.97%

4,500,000	Chuang’s China Investments, Ltd.	301,754

24,413,000	Lai Fung Holdings, Ltd.	490,004

		791,758

Finland: 2.72%

719,753	Citycon OYJ	2,219,959

France: 5.77%

2,133	Cegereal	67,623

61,260	Fonciere des 6eme et 7eme Arrondissements de Paris	1,356,536

15,000	Immobiliere Dassault SA	526,372

42,000	Klepierre	1,803,404

21,802	Societe Fonciere Lyonnaise SA	959,232

		4,713,167

Hong Kong: 34.80%

4,626,000	Asia Orient Holdings, Ltd.	1,006,560

20,470,000	Asia Standard Hotel Group, Ltd.	3,484,413

11,400,000	Asia Standard International Group, Ltd.	2,572,650

9,324,000	Chuang’s Consortium International, Ltd.	1,154,280

82,164,116	CSI Properties, Ltd.	3,254,979

14,199,000	Dorsett Hospitality International, Ltd.	2,428,399

100,000	Hang Lung Properties, Ltd.	278,971

Shares		Value (Note 2)

173,292,000	Lai Sun Development Co., Ltd.	$3,919,056

360,666	New World Development Co., Ltd.	414,048

970,000	Safety Godown Co., Ltd.	1,471,014

2,362,000	Soundwill Holdings, Ltd.	3,701,840

2,862,000	Sunlight REIT	1,290,580

230,000	Swire Properties, Ltd.	676,755

4,292,000	Wing Tai Properties, Ltd.	2,767,372

		28,420,917

Ireland: 0.70%

433,604	Hibernia REIT Plc(a)	569,281

Italy: 0.06%

399,429	Risanamento SpA(a)	47,850

Japan: 9.27%

27,520	Galileo Japan Trust	37,970

200	Japan Real Estate Investment Corp.	963,655

800	Japan Rental Housing Investments, Inc.	657,406

30,000	Jowa Holdings Co., Ltd.	886,368

30,000	Mitsui Fudosan Co., Ltd.	804,467

250	Nippon Building Fund, Inc.	1,255,027

68,800	Nippon View Hotel Co., Ltd.(a)	786,711

180	Nomura Real Estate Office Fund, Inc.	892,585

650	Tokyu REIT, Inc.	886,389

70,000	Tosei Corp.	401,179

		7,571,757

Netherlands: 3.96%

66,000	Corio NV	3,232,144

Philippines: 1.70%

9,663,000	Empire East Land Holdings, Inc.(a)	193,845

5,042,000	Filinvest Land, Inc.	171,500

11,000,000	Rockwell Land Corp.	424,411

8,114,000	Shang Properties, Inc.	598,585

		1,388,341

Singapore: 3.82%

300,000	CapitaLand, Ltd.	745,905

623,000	Frasers Centrepoint, Ltd.	792,476

December 31, 2014	34	See Notes to Financial Statements

Portfolio of Investments (Note 9)

Forward International Real Estate Fund

Shares		Value (Note 2)

Singapore (contiuned): 3.82%

250,000	Overseas Union Enterprise, Ltd.	$384,031

1,990,000	Starhill Global REIT	1,201,827

		3,124,239

Sweden: 2.05%

129,000	Hufvudstaden AB, Class A	1,674,022

United Kingdom: 14.77%

74,473	Derwent London Plc	3,476,680

713,238	Development Securities Plc	2,467,871

1,082,790	Grainger Plc	3,152,487

120,000	Great Portland Estates Plc	1,368,906

123,000	Hammerson Plc	1,151,885

37,967	Workspace Group Plc	448,789

		12,066,618

	Total Common Stocks (Cost $76,530,600)	77,335,834

	Total Investments: 94.69% (Cost $76,530,600)	77,335,834

	Net Other Assets and Liabilities: 5.31%	4,333,962

	Net Assets: 100.00%	$81,669,796

Percentages are stated as a percent of net assets.

(a) Non-income producing security.

Investment Abbreviations:

REIT — Real Estate Investment Trust

See Notes to Financial Statements	35	December 31, 2014

Portfolio of Investments (Note 9)

Forward Real Estate Fund

Shares		Value (Note 2)

Common Stocks: 91.39%
Hotels, Resorts & Cruise Lines: 1.23%

43,535	Hilton Worldwide Holdings, Inc.(a)	$1,135,828

Real Estate Operating/Development: 0.36%

15,777	Forest City Enterprises, Inc., Class A(a)	336,050

REITs-Apartments: 18.89%

24,620	American Campus Communities, Inc.	1,018,283

13,558	AvalonBay Communities, Inc.	2,215,242

28,533	Camden Property Trust	2,106,877

161,567	Campus Crest Communities, Inc.	1,181,055

61,300	Equity Residential	4,403,792

8,766	Essex Property Trust, Inc.	1,811,055

11,900	Home Properties, Inc.	780,640

8,200	Mid-America Apartment Communities, Inc.	612,376

9,961	Sun Communities, Inc.	602,242

205,051	Trade Street Residential, Inc.	1,576,842

38,600	UDR, Inc.	1,189,652

		17,498,056

REITs-Diversified: 6.87%

11,098	American Assets Trust, Inc.	441,811

89,911	Armada Hoffler Properties, Inc.	853,255

59,695	Cousins Properties, Inc.	681,717

43,590	First Potomac Realty Trust	538,773

63,861	Investors Real Estate Trust	521,744

55,166	Lexington Realty Trust	605,723

19,872	Vornado Realty Trust	2,339,133

24,555	Winthrop Realty Trust	382,813

		6,364,969

REITs-Healthcare: 7.32%

33,900	Health Care REIT, Inc.	2,565,213

18,100	National Health Investors, Inc.	1,266,276

17,844	Sabra Health Care REIT, Inc.	541,922

33,593	Ventas, Inc.	2,408,618

		6,782,029

REITs-Hotels: 3.64%

45,417	DiamondRock Hospitality Co.	675,351

Shares		Value (Note 2)

86,592	Host Hotels & Resorts, Inc.	$2,058,292

13,912	Pebblebrook Hotel Trust	634,804

		3,368,447

REITs-Office Property: 19.00%

7,450	Alexandria Real Estate Equities, Inc.	661,113

34,451	BioMed Realty Trust, Inc.	742,075

22,194	Boston Properties, Inc.	2,856,146

49,600	Brandywine Realty Trust	792,608

47,917	Corporate Office Properties Trust	1,359,405

25,984	CyrusOne, Inc.	715,859

19,292	Digital Realty Trust, Inc.	1,279,060

69,100	Franklin Street Properties Corp.	847,857

64,547	HCP, Inc.	2,842,004

10,444	Hudson Pacific Properties, Inc.	313,947

18,800	Liberty Property Trust	707,444

72,700	Mack-Cali Realty Corp.	1,385,662

27,986	Paramount Group, Inc.(a)	520,260

49,246	Parkway Properties, Inc.	905,634

14,021	SL Green Realty Corp.	1,668,779

		17,597,853

REITs-Regional Malls: 10.62%

46,800	General Growth Properties, Inc.	1,316,484

25,300	Macerich Co.	2,110,273

31,675	Simon Property Group, Inc.	5,768,334

8,400	Taubman Centers, Inc.	641,928

		9,837,019

REITs-Shopping Centers: 8.61%

15,100	Agree Realty Corp.	469,459

71,326	Brixmor Property Group, Inc.	1,771,738

21,700	DDR Corp.	398,412

32,600	Equity One, Inc.	826,736

72,477	Excel Trust, Inc.	970,467

7,146	Federal Realty Investment Trust	953,705

27,003	Kimco Realty Corp.	678,856

99,881	Retail Properties of America, Inc., Class A	1,667,014

December 31, 2014	36	See Notes to Financial Statements

Portfolio of Investments (Note 9)

Forward Real Estate Fund

Shares		Value (Note 2)

REITs-Shopping Centers (continued): 8.61%

13,737	Washington Prime Group, Inc.	$236,551

		7,972,938

REITs-Specialized: 3.19%

19,700	CoreSite Realty Corp.	769,285

27,727	Crown Castle International Corp.	2,182,115

		2,951,400

REITs-Storage: 4.78%

12,200	Extra Space Storage, Inc.	715,408

16,200	Public Storage	2,994,570

8,247	Sovran Self Storage, Inc.	719,303

		4,429,281

REITs-Warehouse/Industrial: 6.88%

24,600	EastGroup Properties, Inc.	1,557,672

62,721	ProLogis	2,698,885

46,460	STAG Industrial, Inc.	1,138,270

47,338	Terreno Realty Corp.	976,583

		6,371,410

	Total Common Stocks (Cost $64,053,384)	84,645,280

	Total Investments: 91.39% (Cost $64,053,384)	84,645,280

	Net Other Assets and Liabilities: 8.61%	7,969,799

	Net Assets: 100.00%	$92,615,079

Percentages are stated as a percent of net assets.

(a) Non-income producing security.

Investment Abbreviations:

REIT — Real Estate Investment Trust

See Notes to Financial Statements	37	December 31, 2014

Portfolio of Investments (Note 9)

Forward Real Estate Long/Short Fund

Shares		Value (Note 2)

Common Stocks: 92.47%
Hotels & Motels: 0.16%

75,000	Overseas Union Enterprise, Ltd.	$115,502

Leisure Facilities: 0.45%

40,000	Peak Resorts, Inc.	320,000

Real Estate Operating/Development: 4.24%

21,020,000	CSI Properties, Ltd.	840,296

29,430	Forest City Enterprises, Inc., Class A(a)(b)	626,859

115,200	Grainger Plc	337,556

102,000	Great Eagle Holdings, Ltd.	332,123

75,000	Hysan Development Co., Ltd.	335,122

226,000	Soundwill Holdings, Ltd.	356,137

14,000	Sun Hung Kai Properties, Ltd.	213,575

		3,041,668

REITs-Apartments: 18.04%

24,202	American Campus Communities, Inc.(a)	1,000,995

9,042	AvalonBay Communities, Inc.(a)	1,477,372

17,800	Camden Property Trust(a)	1,314,352

137,764	Campus Crest Communities, Inc.(a)	1,007,055

40,000	Equity Residential(a)	2,873,600

4,200	Essex Property Trust, Inc.(a)	867,720

17,100	Home Properties, Inc.(a)	1,121,760

7,000	Post Properties, Inc.(a)	411,390

190,642	Trade Street Residential, Inc.(a)	1,466,037

45,308	UDR, Inc.(a)	1,396,393

		12,936,674

REITs-Diversified: 8.17%

88,500	Armada Hoffler Properties, Inc.(a)	839,865

16,000	Astro Japan Property Group	66,357

43,405	Cousins Properties, Inc.	495,685

50,607	First Potomac Realty Trust(a)	625,503

94,634	Investors Real Estate Trust(a)	773,160

67,834	Lexington Realty Trust(a)	744,817

17,237	Vornado Realty Trust(a)	2,028,967

18,482	Winthrop Realty Trust(a)	288,134

		5,862,488

Shares		Value (Note 2)

REITs-Healthcare: 8.30%

32,700	Health Care REIT, Inc.(a)	$2,474,409

50,000	MedEquities Realty Trust, Inc.(c)	750,000

15,916	Sabra Health Care REIT, Inc.(a)	483,369

19,066	Senior Housing Properties Trust(a)	421,549

25,439	Ventas, Inc.(a)	1,823,977

		5,953,304

REITs-Hotels: 3.40%

80,215	Host Hotels & Resorts, Inc.(a)	1,906,711

12,500	OUE Hospitality Trust	8,540

11,488	Pebblebrook Hotel Trust(a)	524,197

		2,439,448

REITs-Mortgage: 1.47%

155,970	Arbor Realty Trust, Inc.(a)	1,055,917

REITs-Office Property: 17.16%

23,350	BioMed Realty Trust, Inc.(a)	502,959

17,251	Boston Properties, Inc.(a)	2,220,031

51,500	Brandywine Realty Trust(a)	822,970

43,282	Corporate Office Properties Trust(a)	1,227,910

13,445	Digital Realty Trust, Inc.(a)	891,404

90,300	Franklin Street Properties Corp.(a)	1,107,981

30,171	HCP, Inc.(a)	1,328,429

29,400	Liberty Property Trust(a)	1,106,322

48,600	Mack-Cali Realty Corp.(a)	926,316

22,672	Paramount Group, Inc.(a)(b)	421,473

46,255	Parkway Properties, Inc.(a)	850,629

7,554	SL Green Realty Corp.(a)	899,077

		12,305,501

REITs-Regional Malls: 10.23%

50,200	General Growth Properties, Inc.(a)	1,412,126

26,700	Macerich Co.(a)	2,227,047

20,318	Simon Property Group, Inc.(a)	3,700,111

		7,339,284

REITs-Shopping Centers: 9.15%

14,900	Agree Realty Corp.(a)	463,241

39,996	Brixmor Property Group, Inc.(a)	993,501

December 31, 2014	38	See Notes to Financial Statements

Portfolio of Investments (Note 9)

Forward Real Estate Long/Short Fund

Shares		Value (Note 2)

REITs-Shopping Centers (continued): 9.15%

23,300	DDR Corp.(a)	$427,788

30,600	Equity One, Inc.(a)	776,016

70,971	Excel Trust, Inc.(a)	950,302

6,489	Federal Realty Investment Trust(a)	866,022

38,497	Kimco Realty Corp.(a)	967,814

26,519	Retail Properties of America, Inc., Class A(a)	442,602

53,204	Scentre Group(b)	152,025

12,158	Washington Prime Group, Inc.(a)	209,361

42,700	Westfield Corp.(b)	314,440

		6,563,112

REITs-Specialized: 2.21%

20,149	Crown Castle International Corp.(a)	1,585,726

REITs-Storage: 2.91%

11,300	Public Storage(a)	2,088,805

REITs-Warehouse/Industrial: 6.58%

66,200	Dream Industrial REIT	479,776

33,100	Dream Office REIT	716,530

53,141	ProLogis, Inc.(a)	2,286,657

24,385	STAG Industrial, Inc.(a)	597,433

30,762	Terreno Realty Corp.(a)	634,620

		4,715,016

	Total Common Stocks (Cost $45,488,644)	66,322,445

Convertible Preferred Stocks: 1.96%
REITs-Hotels: 1.96%

55,000	FelCor Lodging Trust, Inc. Series A, 1.950%(a)	1,404,700

	Total Convertible Preferred Stocks (Cost $541,685)	1,404,700

Preferred Stocks: 10.98%
Financials-Mortgage: 1.11%

30,000	KKR Financial Holdings Llc Series A, 7.375%	799,800

REITs-Healthcare: 1.23%

32,400	Sabra Healthcare REIT, Inc. Series A, 7.125%	879,336

Shares		Value (Note 2)

REITs-Hotels: 0.78%

21,900	Summit Hotel Properties, Inc. Series C, 7.125%	$557,355

REITs-Mortgage: 2.60%

31,466	iStar Financial, Inc. Series G, 7.650%(a)	763,050

33,900	NorthStar Realty Finance Corp. Series D, 8.500%(a)	849,534

10,000	Series E, 8.750%	252,300

		1,864,884

REITs-Office Property: 1.09%

15,000	Digital Realty Trust, Inc. Series E, 7.000%	382,500

15,000	Series H, 7.375%	399,300

		781,800

REITs-Shopping Centers: 4.17%

35,000	Kite Realty Group Trust Series A, 8.250%(a)	912,800

50,000	RAIT Financial Trust Series A, 7.750%	1,166,000

5,000	Saul Centers, Inc. Series C, 6.875%(a)	134,600

30,000	Urstadt Biddle Properties, Inc. Series F, 7.125%	780,000

		2,993,400

	Total Preferred Stocks (Cost $7,075,898)	7,876,575

Rights: 0.01%

1,166	Sun Hung Kai Properties, Ltd., Rights, Strike Price 98.60 HKD (expiring 04/22/16)(b)	2,947

	Total Rights (Cost $0)	2,947

See Notes to Financial Statements	39	December 31, 2014

Portfolio of Investments (Note 9)

Forward Real Estate Long/Short Fund

Principal Amount		Value (Note 2)

Corporate Bonds: 1.07%
Department Stores: 1.07%

$1,100,000	JC Penney Corp., Inc., Sr. Unsec. Notes 7.400%, 04/01/37	$767,250

	Total Corporate Bonds (Cost $766,762)	767,250

	Total Investments: 106.49% (Cost $53,872,989)	76,373,917

	Net Other Assets and Liabilities: (6.49)%	(4,652,844)

	Net Assets: 100.00%	$71,721,073

Shares

Schedule of Securities Sold Short
Common Stocks

(30,000)	Apartment Investment & Management Co., Class A	$(1,114,500)

(1,548)	Cohen & Steers, Inc.	(65,140)

(10,000)	CubeSmart	(220,700)

(5,000)	Lennar Corp., Class A	(224,050)

(5,000)	Marriott International, Inc., Class A	(390,150)

(30,000)	New York REIT, Inc.	(317,700)

(19,861)	OMEGA Healthcare Investors, Inc.	(775,969)

(22,500)	Pennsylvania REIT	(527,850)

(10,000)	Regency Centers Corp.	(637,800)

(6,000)	Sherwin-Williams Co.	(1,578,240)

(15,000)	Wyndham Worldwide Corp.	(1,286,400)

Exchange-Traded Funds

(32,044)	iShares® U.S. Real Estate ETF	(2,462,261)

(10,000)	SPDR® S&P® Homebuilders ETF	(341,200)

(10,000)	Utilities Select Sector SPDR® Fund	(472,200)

	Total Securities Sold Short (Proceeds $7,470,370)	$(10,414,160)

Contracts

Schedule Of Options Written

(100)	Health Care REIT, Inc., Expires March 2015 at $72.50 Call	$(45,000)

(84)	Macerich Co., Expires March 2015 at $80.00 Call	(50,400)

Contracts		Value (Note 2)

(100)	Simon Property Group, Inc., Expires January 2015 at $180.00 Call	$(52,500)

	Total Options Written (Premiums $56,164)	$(147,900)

Percentages are stated as a percent of net assets.

(a) Security, or portion of security, is being held as collateral for short sales, options written and the line of credit. At period end, the aggregate market value of those securities was $47,242,093, representing 65.87% of net assets.

(b) Non-income producing security.

(c) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate market value of those securities was $750,000, representing 1.05% of net assets.

Investment Abbreviations:

ETF — Exchange-Traded Fund

REIT — Real Estate Investment Trust

S&P — Standard & Poor’s

SPDR — Standard & Poor’s Depositary Receipts

Sr. — Senior

Unsec. — Unsecured

Currency Abbreviations:

HKD — Hong Kong Dollar

December 31, 2014	40	See Notes to Financial Statements

Portfolio of Investments (Note 9)

Forward Select Income Fund

Shares		Value (Note 2)

Common Stocks: 33.83%
Hotels, Restaurants & Leisure: 0.54%

1,183,171	Peak Resorts, Inc.	$9,465,368

REITs-Apartments: 3.44%

650,000	Associated Estates Realty Corp.	15,086,500

3,714,500	Campus Crest Communities, Inc.	27,152,995

2,307,000	Trade Street Residential, Inc.	17,740,830

		59,980,325

REITs-Diversified: 5.16%

100,000	American Assets Trust, Inc.	3,981,000

4,000,000	American Realty Capital Properties, Inc.(a)	36,200,000

1,320,000	Armada Hoffler Properties, Inc.(a)	12,526,800

550,000	First Potomac Realty Trust	6,798,000

475,000	Liberty Property Trust	17,874,250

800,000	Winthrop Realty Trust(a)	12,472,000

		89,852,050

REITs-Healthcare: 4.89%

972,900	Healthcare Realty Trust, Inc.	26,579,628

1,575,000	MedEquities Realty Trust, Inc.(b)	23,625,000

1,150,000	Sabra Health Care REIT, Inc.(a)	34,925,500

		85,130,128

REITs-Hotels: 4.87%

1,700,000	Chatham Lodging Trust(a)	49,249,000

2,850,000	Summit Hotel Properties, Inc.(a)	35,454,000

		84,703,000

REITs-Mortgage: 0.86%

525,700	Ares Commercial Real Estate Corp.	6,035,036

375,000	Colony Financial, Inc.	8,932,500

		14,967,536

REITs-Office Property: 4.07%

3,440,000	Franklin Street Properties Corp.	42,208,800

1,500,000	Mack-Cali Realty Corp.	28,590,000

		70,798,800

REITs-Residential: 0.89%

584,000	American Homes 4 Rent, Class A	9,945,520

67,187	American Residential Properties, Inc.(c)	1,180,476

Shares		Value (Note 2)

250,000	American Residential Properties, Inc.(b)(c)	$4,392,500

		15,518,496

REITs-Shopping Centers: 4.92%

968,364	AmREIT, Inc.	25,700,380

1,718,369	Excel Trust, Inc.	23,008,961

600,000	Kite Realty Group Trust	17,244,000

1,170,000	Retail Opportunity Investments Corp.	19,644,300

		85,597,641

REITs-Warehouse/Industrial: 4.19%

743,600	Monmouth Real Estate Investment Corp., Class A	8,231,652

2,640,000	STAG Industrial, Inc.	64,680,000

		72,911,652

	Total Common Stocks (Cost $494,980,288)	588,924,996

Convertible Preferred Stocks: 5.60%
REITs-Diversified: 0.84%

303,428	Lexington Realty Trust Series C, 6.500%(a)	14,661,641

REITs-Hotels: 1.52%

1,039,238	FelCor Lodging Trust, Inc. Series A, 1.950%(a)	26,542,138

REITs-Office Property: 0.16%

102,798	Alexandria Real Estate Equities, Inc. Series D, 7.000%	2,857,784

REITs-Shopping Centers: 1.57%

400,000	Excel Trust, Inc. Series A, 7.000%(a)(b)	10,550,000

245,700	Ramco-Gershenson Properties Trust Series D, 7.250%(a)	16,697,772

		27,247,772

REITs-Specialized: 1.51%

248,700	EPR Properties Series C, 5.750%	5,861,859

644,101	Series E, 9.000%(a)	20,347,151

		26,209,010

	Total Convertible Preferred Stocks (Cost $68,656,625)	97,518,345

See Notes to Financial Statements	41	December 31, 2014

Portfolio of Investments (Note 9)

Forward Select Income Fund

Shares		Value (Note 2)

Preferred Stocks: 47.15%
Oil, Gas & Consumable Fuels: 0.53%

220,000	TravelCenters of America Llc 8.250%	$5,704,600

80,361	Vanguard Natural Resources Llc Series A, 7.875%	1,806,515

88,938	Series B, 7.625%	1,726,287

		9,237,402

REITs-Apartments: 2.83%

120,000	Apartment Investment & Management Co. Series Z, 7.000%	3,100,800

271,045	Campus Crest Communities, Inc. Series A, 8.000%	6,881,833

161,200	Equity Residential Series K, 8.290%(a)	10,331,921

177,795	Essex Property Trust, Inc. Series H, 7.125%	4,642,227

300,000	Sun Communities, Inc. Series A, 7.125%	7,704,000

630,000	UMH Properties, Inc. Series A, 8.250%(a)	16,644,600

		49,305,381

REITs-Diversified: 2.85%

993,750	First Potomac Realty Trust Series A, 7.750%	25,489,687

412,000	Investors Real Estate Trust Series B, 7.950%	10,654,320

520,000	Winthrop Realty Trust 7.750%	13,473,200

		49,617,207

REITs-Healthcare: 1.93%

1,237,000	Sabra Healthcare REIT, Inc. Series A, 7.125%	33,572,180

REITs-Hotels: 9.37%

210,600	Ashford Hospitality Trust, Inc. Series A, 8.550%(a)	5,429,268

1,042,185	Series D, 8.450%	26,606,983

638,411	Series E, 9.000%(a)	16,905,123

400,000	Chesapeake Lodging Trust Series A, 7.750%	10,548,000

Shares		Value (Note 2)

1,170,424	FelCor Lodging Trust, Inc. Series C, 8.000%(a)	$29,822,404

715,589	Hersha Hospitality Trust Series B, 8.000%(a)	18,440,729

275,000	Series C, 6.875%	7,053,750

120,000	LaSalle Hotel Properties Series H, 7.500%	3,152,400

471,979	Pebblebrook Hotel Trust Series A, 7.875%(a)	12,240,775

145,000	Series B, 8.000%	3,819,300

146,013	Summit Hotel Properties, Inc. Series A, 9.250%	4,051,130

237,888	Series B, 7.875%	6,249,318

362,500	Series C, 7.125%	9,225,625

365,592	Sunstone Hotel Investors, Inc. Series D, 8.000%(a)	9,593,134

		163,137,939

REITs-Manufactured Homes: 1.01%

657,290	Equity LifeStyle Properties, Inc. Series C, 6.750%(a)	17,483,914

REITs-Mortgage: 7.42%

1,004,743	Colony Financial, Inc. Series A, 8.500%	26,404,646

200,000	Series B, 7.500%	5,130,000

266,011	iStar Financial, Inc. Series D, 8.000%(a)	6,650,275

861,299	Series E, 7.875%(a)	21,274,085

567,811	Series F, 7.800%(a)	13,996,541

848,247	Series G, 7.650%(a)	20,569,990

450,000	Series I, 7.500%(a)	10,865,250

580,000	NorthStar Realty Finance Corp. Series E, 8.750%	14,633,400

440,000	Resource Capital Corp. 8.250%	9,710,800

		129,234,987

REITs-Office Property: 5.85%

200,000	Corporate Office Properties Trust Series L, 7.375%	5,216,000

December 31, 2014	42	See Notes to Financial Statements

Portfolio of Investments (Note 9)

Forward Select Income Fund

Shares		Value (Note 2)

REITs-Office Property (continued): 5.85%

118,000	Digital Realty Trust, Inc. Series E, 7.000%	$3,009,000

497,989	Series F, 6.625%	12,698,720

450,000	Series H, 7.375%	11,979,000

1,369,000	DuPont Fabros Technology, Inc. Series A, 7.875%(a)	34,909,500

651,174	Series B, 7.625%(a)	16,617,960

450,000	Gramercy Property Trust, Inc. Series B, 7.125%	11,587,500

2,624	Highwoods Properties, Inc. Series A, 8.625%	3,202,756

100,000	SL Green Realty Corp. Series I, 6.500%	2,549,000

		101,769,436

REITs-Regional Malls: 3.82%

889,109	CBL & Associates Properties, Inc. Series D, 7.375%(a)	22,405,547

210,622	General Growth Properties, Inc. Series A, 6.375%	5,278,187

450,000	Glimcher Realty Trust 6.875%	11,524,500

845,473	Series G, 8.125%(a)	21,179,099

138,361	Series H, 7.500%	3,649,963

100,000	Taubman Centers, Inc. Series K, 6.250%	2,499,000

		66,536,296

REITs-Residential: 1.84%

204,044	American Homes 4 Rent Series A, 5.000%	5,035,806

250,000	Series B, 5.000%	6,165,000

841,000	Series C, 5.500%	20,730,650

		31,931,456

REITs-Shopping Centers: 6.79%

350,000	Cedar Realty Trust, Inc. Series B, 7.250%	9,198,000

350,228	Excel Trust, Inc. Series B, 8.125%	9,295,051

Shares		Value (Note 2)

520,000	Inland Real Estate Corp. Series A, 8.125%	$13,691,600

103,300	Kite Realty Group Trust Series A, 8.250%	2,694,064

322,700	RAIT Financial Trust Series A, 7.750%	7,525,364

250,000	Retail Properties of America, Inc. Series A, 7.000%	6,550,000

775,000	Saul Centers, Inc. Series C, 6.875%	20,863,000

810,000	Urstadt Biddle Properties, Inc. Series F, 7.125%(a)	21,060,000

450,000	Series G, 6.750%	11,661,750

619,784	Weingarten Realty Investors Series F, 6.500%(a)	15,723,920

		118,262,749

REITs-Specialized: 1.17%

600,000	CoreSite Realty Corp. Series A, 7.250%	15,366,000

200,000	EPR Properties Series F, 6.625%	5,040,000

		20,406,000

REITs-Warehouse/Industrial: 1.74%

432,050	Monmouth Real Estate Investment Corp. Series A, 7.625%(a)	11,222,499

473,028	Series B, 7.875%	12,364,952

200,000	STAG Industrial, Inc. Series B, 6.625%	5,078,000

60,000	Terreno Realty Corp. Series A, 7.750%	1,554,900

		30,220,351

	Total Preferred Stocks (Cost $714,612,782)	820,715,298

Principal Amount

Contingent Convertible Securities: 1.34%
Banks: 0.50%

$9,000,000	Deutsche Bank AG, Jr. Sub. Notes 7.500%, Perpetual Maturity(d)(e)	8,662,500

See Notes to Financial Statements	43	December 31, 2014

Portfolio of Investments (Note 9)

Forward Select Income Fund

Principal Amount		Value (Note 2)

Department Stores: 0.84%

$21,810,000	JC Penney Corp., Inc., Sr. Unsec. Notes 7.625%, 03/01/97	$14,558,175

	Total Contingent Convertible Securities (Cost $25,112,100)	23,220,675

Corporate Bonds: 3.66%
Department Stores: 1.33%

4,000,000	JC Penney Corp., Inc., Sr. Unsec. Notes 6.375%, 10/15/36	2,630,000

29,475,000	7.400%, 04/01/37	20,558,813

		23,188,813

REITs-Mortgage: 1.74%

17,810,000	iStar Financial, Inc., Sr. Unsec. Notes 7.125%, 02/15/18	18,789,550

10,500,000	9.000%, 06/01/17	11,523,750

		30,313,300

REITs-Specialized: 0.59%

10,000,000	CNL Lifestyle Properties, Inc., Sr. Unsec. Notes 7.250%, 04/15/19	10,275,000

	Total Corporate Bonds (Cost $63,366,185)	63,777,113

	Total Investments: 91.58% (Cost $1,366,727,980)	1,594,156,427

	Net Other Assets and Liabilities: 8.42%	146,594,774

	Net Assets: 100.00%	$1,740,751,201

Shares		Value (Note 2)

Schedule of Securities Sold Short
Exchange-Traded Funds

(1,810,000)	iShares® Dow Jones U.S. Real Estate Index Fund	$(139,080,400)

	Total Securities Sold Short (Proceeds $132,860,338)	$(139,080,400)

Percentages are stated as a percent of net assets.

(a) Security, or portion of security, is being held as collateral for securities sold short or the line of credit. At period end, the aggregate market value of those securities was $277,814,265, representing 15.96% of net assets.

(b) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate market value of those securities was $38,567,500, representing 2.22% of net assets.

(c) Non-income producing security.

(d) Interest rate will change at a future date. Interest rate shown reflects the rate in effect at December 31, 2014.

(e) This security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

Investment Abbreviations:

Jr. — Junior

REIT — Real Estate Investment Trust

Sr. — Senior

Sub. — Subordinated

Unsec. — Unsecured

December 31, 2014	44	See Notes to Financial Statements

Portfolio of Investments (Note 9)

Forward Select Opportunity Fund

Shares		Value (Note 2)

Common Stocks: 59.39%
Banks: 9.22%

126,960	Barclays Plc	$481,838

40,000	Commerzbank AG(a)	531,454

43,850	Raiffeisen Bank International AG	665,116

7,910	Societe Generale SA	334,906

		2,013,314

Hotels & Motels: 2.68%

47,300	Belmond, Ltd., Class A(a)(b)	585,101

Hotels, Restaurants & Leisure: 2.75%

75,000	Peak Resorts, Inc.(b)	600,000

Industrial Conglomerates: 3.12%

6,000	Siemens AG	680,653

Information Technology: 2.32%

14,600	Diebold, Inc.(b)	505,744

Manufacturing: 4.06%

34,500	ThyssenKrupp AG(a)	887,536

Other: 5.28%

179,200	TESCO Plc	527,880

25,000	Vivendi SA	625,898

		1,153,778

REITs-Apartments: 4.98%

70,000	Campus Crest Communities, Inc.(b)	511,700

75,000	Trade Street Residential, Inc.(b)	576,750

		1,088,450

REITs-Diversified: 7.03%

69,284	Fonciere des 6eme et 7eme Arrondissements de Paris	1,534,219

REITs-Health Care: 6.79%

172,900	Skilled Healthcare Group, Inc., Class A(a)(b)	1,481,753

REITs-Mortgage: 2.63%

50,000	Ares Commercial Real Estate Corp.(b)	574,000

REITs-Office Property: 4.51%

51,657	Mack-Cali Realty Corp.(b)	984,583

Shares		Value (Note 2)

REITs-Residential: 4.02%

50,000	American Residential Properties, Inc.(a)(b)	$878,500

	Total Common Stocks (Cost $13,947,712)	12,967,631

Limited Partnerships: 1.47%
Financials: 1.47%

40,000	Fortress Investment Group Llc, Class A(b)	320,800

	Total Limited Partnerships (Cost $280,744)	320,800

Preferred Stocks: 30.22%
Banks: 8.48%

21,000	Citigroup Capital XIII, Jr. Sub. Notes 7.875%(b)(c)	558,180

20,000	JP Morgan Chase & Co. Series T, 6.700%(b)	528,400

30,000	Morgan Stanley Series G, 6.625%(b)	763,800

		1,850,380

Insurance: 5.26%

34,000	AmTrust Financial Services, Inc. Series B, 7.250%	827,220

12,500	Kemper Corp. 7.375%	321,750

		1,148,970

Oil, Gas & Consumable Fuels: 6.29%

35,000	Atlas Pipeline Partners Series E, 8.250%(b)	888,300

25,000	Vanguard Natural Resources Llc Series B, 7.625%(b)	485,250

		1,373,550

REITs-Mortgage: 2.02%

20,000	Resource Capital Corp. 8.250%	441,400

REITs-Residential: 6.46%

27,220	American Homes 4 Rent Series A, 5.000%(b)	671,789

30,000	Series C, 5.500%(b)	739,500

		1,411,289

See Notes to Financial Statements	45	December 31, 2014

Portfolio of Investments (Note 9)

Forward Select Opportunity Fund

Shares		Value (Note 2)

REITs-Shopping Centers: 1.71%

16,028	RAIT Financial Trust Series A, 7.750%	$373,773

	Total Preferred Stocks (Cost $6,681,831)	6,599,362
Principal Amount

Contingent Convertible Securities: 8.88%
Banks: 8.88%

$1,000,000	Deutsche Bank AG, Jr. Sub. Notes 7.500%, Perpetual Maturity(d)(e)	962,500

1,000,000	Unicredit Spa, Jr. Sub. Notes 8.000%, Perpetual Maturity(d)(e)	976,500

		1,939,000

	Total Contingent Convertible Securities (Cost $1,990,650)	1,939,000

Corporate Bonds: 3.83%
Department Stores: 3.83%

1,200,000	JC Penney Corp., Inc., Sr. Unsec. Notes 7.400%, 04/01/37(b)	837,000

	Total Corporate Bonds (Cost $798,552)	837,000

	Total Investments: 103.79% (Cost $23,699,489)	22,663,793

	Net Other Assets and Liabilities: (3.79)%	(828,541)

	Net Assets: 100.00%	$21,835,252

Percentages are stated as a percent of net assets.

(a) Non-income producing security.

(b) Security, or portion of security, is being held as collateral for potential transactions in options written or the line of credit. At period end, the aggregate market value of those securities was $7,651,022, representing 35.04% of net assets.

(c) Dividend rate will change at a future date. Dividend rate shown reflects the rate in effect at December 31, 2014.

(d) Interest rate will change at a future date. Interest rate shown reflects the rate in effect at December 31, 2014.

(e) This security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

Investment Abbreviations:

Jr. — Junior

REIT — Real Estate Investment Trust

Sr. — Senior

Sub. — Subordinated

Unsec. — Unsecured

December 31, 2014	46	See Notes to Financial Statements

Statement of Assets and Liabilities

	Forward Global Infrastructure Fund	Forward International Real Estate Fund	Forward Real Estate Fund
Assets:
Investments, at value	$91,402,329	$77,335,834	$84,645,280
Cash	5,074,268	449,752	7,495,835
Deposit with broker for futures contracts	850,075	—	—
Variation margin receivable	195,424	—	—
Receivable for investments sold	1,182,101	4,933,236	135,335
Receivable for shares sold	81,551	99,170	60,159
Receivable due from custodian	1,856	—	—
Interest and dividends receivable	113,266	464,459	505,081
Other assets	20,740	18,727	17,512

Total Assets	98,921,610	83,301,178	92,859,202

Liabilities:
Payable for investments purchased	1,572,089	1,021,110	—
Payable for shares redeemed	113,315	442,926	99,992
Payable to advisor	74,029	74,226	65,938
Payable for distribution and service fees	25,177	27,680	30,226
Payable to trustees	3,294	3,386	2,797
Payable for chief compliance officer fee	464	479	396
Payable to ReFlow (Note 2)	—	1,408	—
Payable for legal and audit fees	31,927	28,959	26,348
Accrued expenses and other liabilities	29,819	31,208	18,426

Total Liabilities	1,850,114	1,631,382	244,123

Net Assets	$97,071,496	$81,669,796	$92,615,079

Net Assets Consist of:
Paid-in capital	$152,881,956	$232,362,158	$71,975,382
Accumulated net investment income/(loss)	(250,923)	(2,797,050)	57,609
Accumulated net realized loss on investments, written option contracts, futures contracts and foreign currency transactions	(58,327,790)	(148,700,209)	(9,808)
Net unrealized appreciation on investments, futures contracts and translation of assets and liabilities in foreign currencies	2,768,253	804,897	20,591,896

Total Net Assets	$97,071,496	$81,669,796	$92,615,079

Investments, At Cost	$88,825,422	$76,530,600	$64,053,384

Pricing of Shares
Investor Class:
Net Asset Value, offering and redemption price per share	$22.85	$14.74	$17.45
Net Assets	$31,054,270	$15,384,505	$73,060,445
Shares of beneficial interest outstanding	1,359,266	1,043,720	4,187,422
Institutional Class:
Net Asset Value, offering and redemption price per share	$23.03	$14.65	$15.30
Net Assets	$40,773,991	$24,885,542	$9,064,758
Shares of beneficial interest outstanding	1,770,639	1,698,873	592,341

See Notes to Financial Statements	47	December 31, 2014

Statement of Assets and Liabilities

	Forward Global Infrastructure Fund (continued)	Forward International Real Estate Fund (continued)	Forward Real Estate Fund (continued)
Class A:
Net Asset Value, offering and redemption price per share	$22.98	$14.72	$17.29
Net Assets	$17,426,893	$25,368,619	$6,846,324
Shares of beneficial interest outstanding	758,368	1,723,157	395,858
Maximum offering price per share (NAV/0.9425, based on maximum sales charge of 5.75% of the offering price)	$24.38	$15.62	$18.34
Class B:
Net Asset Value, offering and redemption price per share	$22.88	—	—
Net Assets	$903,442	—	—
Shares of beneficial interest outstanding	39,482	—	—
Class C:
Net Asset Value, offering and redemption price per share	$22.92	$14.75	$17.44
Net Assets	$6,459,194	$11,895,587	$3,643,552
Shares of beneficial interest outstanding	281,860	806,344	208,920
Advisor Class:
Net Asset Value, offering and redemption price per share	$23.01	$14.64	—
Net Assets	$453,706	$4,135,543	—
Shares of beneficial interest outstanding	19,717	282,429	—

December 31, 2014	48	See Notes to Financial Statements

Statement of Assets and Liabilities

	Forward Real Estate Long/Short Fund	Forward Select Income Fund	Forward Select Opportunity Fund
Assets:
Investments, at value	$76,373,917	$1,594,156,427	$22,663,793
Cash	6,234,005	177,955,900	458,458
Deposit with broker for securities sold short	10,626,132	135,823,134	—
Receivable for investments sold	121,608	35,028,350	126,135
Receivable for shares sold	6,053	1,226,508	7,500
Interest and dividends receivable	422,370	13,503,625	121,174
Other assets	22,423	69,382	17,541

Total Assets	93,806,508	1,957,763,326	23,394,601

Liabilities:
Securities sold short (Proceeds $7,470,370, $132,860,338 and $–, respectively)	10,414,160	139,080,400	—
Options written, at value (Premiums received $56,164, $– and $–, respectively)	147,900	—	—
Payable on loan (Note 2)	10,605,436	67,048,570	1,501,251
Payable for interest due on loan (Note 2)	807	2,551	57
Payable for dividend expense on short sales	1,600	—	—
Payable for investments purchased	720,572	5,795,885	—
Payable for shares redeemed	47,482	2,569,326	—
Payable to advisor	61,118	1,473,177	10,235
Payable for distribution and service fees	31,196	555,674	7,878
Payable to trustees	2,597	63,755	970
Payable for chief compliance officer fee	368	9,043	137
Payable to ReFlow (Note 2)	1,197	—	—
Payable for legal and audit fees	31,992	117,229	32,446
Accrued expenses and other liabilities	19,010	296,515	6,375

Total Liabilities	22,085,435	217,012,125	1,559,349

Net Assets	$71,721,073	$1,740,751,201	$21,835,252

Net Assets Consist of:
Paid-in capital	$216,524,750	$1,502,617,177	$22,890,844
Accumulated net investment income/(loss)	(128,200)	—	928
Accumulated net realized gain/(loss) on investments, securities sold short, written option contracts and foreign currency transactions	(164,140,888)	16,925,639	(19,941)
Net unrealized appreciation/(depreciation) on investments, securities sold short, written option contracts and translation of assets and liabilities in foreign currencies	19,465,411	221,208,385	(1,036,579)

Total Net Assets	$71,721,073	$1,740,751,201	$21,835,252

Investments, At Cost	$53,872,989	$1,366,727,980	$23,699,489

Pricing of Shares
Investor Class:
Net Asset Value, offering and redemption price per share	$33.53	$25.40	$24.84
Net Assets	$2,172,488	$115,090,846	$1,013,478
Shares of beneficial interest outstanding	64,794	4,530,882	40,796
Institutional Class:
Net Asset Value, offering and redemption price per share	$34.55	$25.43	$24.83
Net Assets	$14,217,343	$637,666,430	$6,045,709
Shares of beneficial interest outstanding	411,538	25,072,185	243,516

See Notes to Financial Statements	49	December 31, 2014

Statement of Assets and Liabilities

	Forward Real Estate Long/Short Fund (continued)	Forward Select Income Fund (continued)	Forward Select Opportunity Fund (continued)
Class A:
Net Asset Value, offering and redemption price per share	$33.59	$25.47	$24.83
Net Assets	$35,409,747	$676,774,518	$13,509,914
Shares of beneficial interest outstanding	1,054,181	26,566,810	544,161
Maximum offering price per share (NAV/0.9425, based on maximum sales charge of 5.75% of the offering price)	$35.64	$27.02	$26.34
Class B:
Net Asset Value, offering and redemption price per share	$33.42	$25.19	—
Net Assets	$1,039,763	$7,250,619	—
Shares of beneficial interest outstanding	31,108	287,842	—
Class C:
Net Asset Value, offering and redemption price per share	$33.32	$24.93	$24.80
Net Assets	$17,936,075	$271,509,851	$1,266,151
Shares of beneficial interest outstanding	538,275	10,889,674	51,051
Advisor Class:
Net Asset Value, offering and redemption price per share	$34.58	$25.43	—
Net Assets	$945,657	$32,458,937	—
Shares of beneficial interest outstanding	27,351	1,276,635	—

December 31, 2014	50	See Notes to Financial Statements

Statement of Operations

For the Year Ended December 31, 2014

	Forward Global Infrastructure Fund	Forward International Real Estate Fund	Forward Real Estate Fund
Investment Income:
Interest	$1,455	$—	$—
Dividends	2,831,146	4,371,359	2,395,170
Foreign taxes withheld	(266,942)	(324,783)	—

Total Investment Income	2,565,659	4,046,576	2,395,170

Expenses:
Investment advisory fee	867,079	1,051,189	758,428
Administration fee	76,623	83,207	55,964
Custodian fee	20,380	33,684	3,379
Legal and audit fees	55,420	52,089	48,314
Transfer agent fee	84,904	89,228	58,328
Trustees’ fees and expenses	15,938	16,360	14,463
Registration/filing fees	73,301	82,879	54,903
Reports to shareholder and printing fees	20,842	17,175	18,509
Recoupment of past waived fees by advisor (Note 3)	—	—	9,139
Distribution and service fees
Investor Class	100,404	65,432	283,640
Institutional Class	20,320	20,912	4,674
Class A	96,844	134,418	30,469
Class B	11,543	—	—
Class C	72,503	129,579	22,977
Advisor Class	676	4,109	—
Chief compliance officer fee	5,945	6,568	5,469
ReFlow fees (Note 2)	15,732	41,909	20,140
Other	18,126	10,060	7,448

Total expenses before waiver	1,556,580	1,838,798	1,396,244
Less fees waived/reimbursed by investment advisor (Note 3)	—	(14,579)	—

Total Net Expenses	1,556,580	1,824,219	1,396,244

Net Investment Income:	1,009,079	2,222,357	998,926

Net realized gain on investments	10,754,107	169,390	7,807,733
Net realized loss on futures contracts	(149,925)	—	—
Net realized loss on foreign currency	(2,774,926)	(7,614,622)	—
Net change in unrealized appreciation/(depreciation) on investments	(10,279,649)	3,746,598	13,679,270
Net change in unrealized appreciation on futures contracts	195,424	—	—
Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currency transactions	(5,515)	572	—

Net Realized and Unrealized Gain/(Loss) on Investments, Futures Contracts and Foreign Currency Translations	(2,260,484)	(3,698,062)	21,487,003

Net Increase/(Decrease) in Net Assets Resulting From Operations	$(1,251,405)	$(1,475,705)	$22,485,929

See Notes to Financial Statements	51	December 31, 2014

Statement of Operations

For the Year Ended December 31, 2014

	Forward Real Estate Long/Short Fund	Forward Select Income Fund	Forward Select Opportunity Fund
Investment Income:
Interest	$11,765	$7,537,701	$124,182
Dividends	2,454,496	69,568,591	736,818
Foreign taxes withheld	(17,774)	—	(14,538)

Total Investment Income	2,448,487	77,106,292	846,462

Expenses:
Dividend expense on short sales	243,827	810,460	—
Investment advisory fee	712,081	15,952,982	260,906
Interest on short sales	70,475	954,450	—
Administration fee	53,288	777,153	22,265
Custodian fee	4,286	28,460	3,207
Legal and audit fees	51,810	424,485	45,333
Transfer agent fee	66,610	1,132,024	8,760
Trustees’ fees and expenses	11,719	266,447	4,424
Registration/filing fees	68,223	134,910	45,538
Reports to shareholder and printing fees	11,400	290,167	7,773
Distribution and service fees
Investor Class	4,137	395,077	1,897
Institutional Class	8,251	292,380	5,955
Class A	152,198	2,751,052	70,236
Class B	13,890	80,221	—
Class C	176,357	2,701,724	9,371
Advisor Class	826	22,229	—
Chief compliance officer fee	4,407	99,050	1,627
ReFlow fees (Note 2)	16,145	8,836	—
Interest and commitment fees on loan	170,219	1,729,196	14,935
Other	8,679	114,935	2,984

Total expenses before waiver	1,848,828	28,966,238	505,211
Less fees waived/reimbursed by investment advisor (Note 3)	—	—	(94,935)

Total Net Expenses	1,848,828	28,966,238	410,276

Net Investment Income:	599,659	48,140,054	436,186

Net realized gain on investments	7,423,637	103,825,154	2,440,036
Net realized loss on securities sold short	(986,355)	(13,111,115)	—
Net realized loss on written option contracts	(19,775)	—	—
Net realized loss on foreign currency	(9,771)	—	(156,846)
Net change in unrealized appreciation/(depreciation) on investments	9,458,327	107,818,627	(1,514,358)
Net change in unrealized depreciation on securities sold short	(1,533,148)	(6,220,062)	—
Net change in unrealized depreciation on written option contracts	(28,775)	—	—
Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currency transactions	16	—	(883)

Net Realized and Unrealized Gain on Investments, Securities Sold Short, Written Option Contracts and Foreign Currency Translations	14,304,156	192,312,604	767,949

Net Increase in Net Assets Resulting From Operations	$14,903,815	$240,452,658	$1,204,135

December 31, 2014	52	See Notes to Financial Statements

Statement of Changes in Net Assets

	Forward Global Infrastructure Fund
	Year Ended December 31, 2014	Year Ended December 31, 2013(a)
Operations:
Net investment income	$1,009,079	$2,391,856
Net realized gain on investments	10,754,107	9,458,278
Net realized gain on written option contracts	—	115,390
Net realized loss on futures contracts	(149,925)	—
Net realized loss on foreign currency transactions	(2,774,926)	(6,397,949)
Net change in unrealized appreciation/(depreciation) on investments, futures contracts and translation of assets and liabilities in foreign currencies	(10,089,740)	2,859,306

Net increase/(decrease) in net assets resulting from operations	(1,251,405)	8,426,881

Distributions to Shareholders:
From net investment income
Investor Class	(414,432)	(562,592)
Institutional Class	(620,205)	(940,950)
Class A	(229,599)	(191,203)
Class B	(7,136)	(7,069)
Class C	(51,082)	(40,120)
Advisor Class	(9,521)	(13,445)

Total distributions	(1,331,975)	(1,755,379)

Share Transactions:
Investor Class
Proceeds from sale of shares	57,131,566	60,716,900
Issued to shareholders in reinvestment of distributions	124,914	137,054
Cost of shares redeemed	(35,698,622)	(77,362,295)

Net increase/(decrease) from share transactions	21,557,858	(16,508,341)

Institutional Class
Proceeds from sale of shares	20,916,844	63,846,357
Issued to shareholders in reinvestment of distributions	390,619	782,478
Cost of shares redeemed	(19,261,915)	(118,738,222)

Net increase/(decrease) from share transactions	2,045,548	(54,109,387)

Class A
Proceeds from sale of shares	1,467,177	2,412,850
Issued to shareholders in reinvestment of distributions	202,652	160,237
Cost of shares redeemed	(6,664,309)	(6,133,413)

Net decrease from share transactions	(4,994,480)	(3,560,326)

Class B
Proceeds from sale of shares	—	—
Issued to shareholders in reinvestment of distributions	6,651	6,307
Cost of shares redeemed	(391,399)	(459,900)

Net decrease from share transactions	(384,748)	(453,593)

Class C
Proceeds from sale of shares	372,844	385,911
Issued to shareholders in reinvestment of distributions	48,244	37,220
Cost of shares redeemed	(1,231,519)	(2,020,220)

Net decrease from share transactions	(810,431)	(1,597,089)

See Notes to Financial Statements	53	December 31, 2014

Statement of Changes in Net Assets

	Forward Global Infrastructure Fund (continued)
	Year Ended December 31, 2014	Year Ended December 31, 2013(a)
Advisor Class
Proceeds from sale of shares	1,152,227	431,939
Issued to shareholders in reinvestment of distributions	6,474	5,041
Cost of shares redeemed	(1,075,870)	(3,728,639)

Net increase/(decrease) from share transactions	82,831	(3,291,659)

Net increase/(decrease) in net assets	$14,913,198	$(72,848,893)

Net Assets:
Beginning of period	82,158,298	155,007,191

End of period (including accumulated net investment loss of $(250,923) and $(337,636), respectively)	$97,071,496	$82,158,298

Changes in Shares Outstanding:
Investor Class
Sold	2,367,703	2,805,928
Distributions reinvested	5,304	6,832
Redeemed	(1,497,919)	(3,622,182)

Net increase/(decrease) in shares outstanding	875,088	(809,422)

Institutional Class
Sold	875,328	2,967,644
Distributions reinvested	16,380	38,833
Redeemed	(808,565)	(5,604,476)

Net increase/(decrease) in shares outstanding	83,143	(2,597,999)

Class A
Sold	60,962	110,554
Distributions reinvested	8,545	7,944
Redeemed	(278,360)	(280,653)

Net decrease in shares outstanding	(208,853)	(162,155)

Class B
Distributions reinvested	284	313
Redeemed	(16,308)	(21,020)

Net decrease in shares outstanding	(16,024)	(20,707)

Class C
Sold	15,411	17,631
Distributions reinvested	2,060	1,843
Redeemed	(51,690)	(92,404)

Net decrease in shares outstanding	(34,219)	(72,930)

Advisor Class
Sold	45,805	19,976
Distributions reinvested	272	250
Redeemed	(44,911)	(176,735)

Net increase/(decrease) in shares outstanding	1,166	(156,509)

(a) Prior to May 1, 2013, the Forward Global Infrastructure Fund Advisor Class was known as the Forward Global Infrastructure Fund Class M.

December 31, 2014	54	See Notes to Financial Statements

Statement of Changes in Net Assets

	Forward International Real Estate Fund
	Year Ended December 31, 2014	Year Ended December 31, 2013(a)
Operations:
Net investment income	$2,222,357	$3,650,655
Net realized gain on investments	169,390	11,016,913
Net realized loss on foreign currency transactions	(7,614,622)	(5,806,040)
Net change in unrealized appreciation/(depreciation) on investments and translation of assets and liabilities in foreign currencies	3,747,170	(14,046,709)

Net decrease in net assets resulting from operations	(1,475,705)	(5,185,181)

Distributions to Shareholders:
From net investment income
Investor Class	(1,032,710)	(2,327,730)
Institutional Class	(2,640,392)	(4,627,505)
Class A	(2,063,414)	(2,175,771)
Class C	(849,244)	(804,027)
Advisor Class	(321,662)	(234,629)

Total distributions	(6,907,422)	(10,169,662)

Share Transactions:
Investor Class
Proceeds from sale of shares	31,075,540	70,381,315
Issued to shareholders in reinvestment of distributions	365,282	729,042
Cost of shares redeemed	(64,060,804)	(30,689,851)

Net increase/(decrease) from share transactions	(32,619,982)	40,420,506

Institutional Class
Proceeds from sale of shares	31,816,226	77,311,276
Issued to shareholders in reinvestment of distributions	648,279	821,054
Cost of shares redeemed	(69,844,958)	(68,098,330)

Net increase/(decrease) from share transactions	(37,380,453)	10,034,000

Class A
Proceeds from sale of shares	1,269,745	31,820,738
Issued to shareholders in reinvestment of distributions	1,974,435	2,053,581
Cost of shares redeemed	(10,060,017)	(71,007,092)

Net decrease from share transactions	(6,815,837)	(37,132,773)

Class C
Proceeds from sale of shares	1,263,895	7,954,419
Issued to shareholders in reinvestment of distributions	760,924	743,825
Cost of shares redeemed	(3,738,476)	(5,299,120)

Net increase/(decrease) from share transactions	(1,713,657)	3,399,124

Advisor Class
Proceeds from sale of shares	3,551,848	11,222,219
Issued to shareholders in reinvestment of distributions	256,581	118,580
Cost of shares redeemed	(2,692,723)	(9,156,171)

Net increase from share transactions	1,115,706	2,184,628

Net increase/(decrease) in net assets	$(85,797,350)	$3,550,642

See Notes to Financial Statements	55	December 31, 2014

Statement of Changes in Net Assets

	Forward International Real Estate Fund (continued)
	Year Ended December 31, 2014	Year Ended December 31, 2013(a)
Net Assets:
Beginning of period	167,467,146	163,916,504

End of period (including accumulated net investment loss of $(2,797,050) and $(1,730,313), respectively)	$81,669,796	$167,467,146

Changes in Shares Outstanding:
Investor Class
Sold	1,920,150	4,287,215
Distributions reinvested	24,574	46,928
Redeemed	(4,185,519)	(1,746,376)

Net increase/(decrease) in shares outstanding	(2,240,795)	2,587,767

Institutional Class
Sold	2,068,328	4,538,416
Distributions reinvested	43,672	52,865
Redeemed	(4,543,556)	(4,114,895)

Net increase/(decrease) in shares outstanding	(2,431,556)	476,386

Class A
Sold	82,010	1,780,920
Distributions reinvested	132,604	131,673
Redeemed	(653,932)	(4,057,919)

Net decrease in shares outstanding	(439,318)	(2,145,326)

Class C
Sold	79,150	448,960
Distributions reinvested	51,078	47,616
Redeemed	(241,771)	(316,215)

Net increase/(decrease) in shares outstanding	(111,543)	180,361

Advisor Class
Sold	231,855	627,583
Distributions reinvested	17,294	7,639
Redeemed	(175,388)	(524,230)

Net increase in shares outstanding	73,761	110,992

(a) Prior to May 1, 2013, the Forward International Real Estate Fund Advisor Class was known as the Forward International Real Estate Fund Class M.

December 31, 2014	56	See Notes to Financial Statements

Statement of Changes in Net Assets

	Forward Real Estate Fund
	Year Ended December 31, 2014	Year Ended December 31, 2013
Operations:
Net investment income	$998,926	$503,557
Net realized gain on investments	7,807,733	3,757,314
Net change in unrealized appreciation/(depreciation) on investments	13,679,270	(4,290,111)

Net increase/(decrease) in net assets resulting from operations	22,485,929	(29,240)

Distributions to Shareholders:
From net investment income
Investor Class	(748,497)	(345,313)
Institutional Class	(145,168)	(99,719)
Class A	(70,227)	(47,527)
Class C	(15,771)	(4,510)
From net realized gains on investments
Investor Class	(4,973,169)	(1,939,092)
Institutional Class	(700,799)	(359,807)
Class A	(466,514)	(215,959)
Class C	(231,918)	(69,706)

Total distributions	(7,352,063)	(3,081,633)

Share Transactions:
Investor Class
Proceeds from sale of shares	81,069,269	56,263,014
Issued to shareholders in reinvestment of distributions	5,369,351	2,161,056
Cost of shares redeemed	(84,643,054)	(22,411,182)

Net increase from share transactions	1,795,566	36,012,888

Institutional Class
Proceeds from sale of shares	19,790,599	9,655,108
Issued to shareholders in reinvestment of distributions	479,281	310,931
Cost of shares redeemed	(22,464,546)	(4,205,310)

Net increase/(decrease) from share transactions	(2,194,666)	5,760,729

Class A
Proceeds from sale of shares	363,904	548,242
Issued to shareholders in reinvestment of distributions	483,810	245,877
Cost of shares redeemed	(1,496,422)	(1,343,180)

Net decrease from share transactions	(648,708)	(549,061)

Class C
Proceeds from sale of shares	1,450,890	258,505
Issued to shareholders in reinvestment of distributions	237,717	69,936
Cost of shares redeemed	(472,031)	(369,990)

Net increase/(decrease) from share transactions	1,216,576	(41,549)

Net increase in net assets	$15,302,634	$38,072,134

Net Assets:
Beginning of period	77,312,445	39,240,311

End of period (including accumulated net investment income of $57,609 and $38,346, respectively)	$92,615,079	$77,312,445

See Notes to Financial Statements	57	December 31, 2014

Statement of Changes in Net Assets

	Forward Real Estate Fund (continued)
	Year Ended December 31, 2014	Year Ended December 31, 2013
Changes in Shares Outstanding:
Investor Class
Sold	4,905,629	3,638,678
Distributions reinvested	310,946	146,114
Redeemed	(5,050,537)	(1,473,062)

Net increase in shares outstanding	166,038	2,311,730

Institutional Class
Sold	1,336,796	685,030
Distributions reinvested	31,605	23,627
Redeemed	(1,513,128)	(305,298)

Net increase/(decrease) in shares outstanding	(144,727)	403,359

Class A
Sold	21,703	33,792
Distributions reinvested	28,292	16,725
Redeemed	(88,994)	(86,549)

Net decrease in shares outstanding	(38,999)	(36,032)

Class C
Sold	79,710	16,506
Distributions reinvested	13,748	4,745
Redeemed	(28,215)	(23,672)

Net increase/(decrease) in shares outstanding	65,243	(2,421)

December 31, 2014	58	See Notes to Financial Statements

Statement of Changes in Net Assets

	Forward Real Estate Long/Short Fund
	Year Ended December 31, 2014	Year Ended December 31, 2013(a)
Operations:
Net investment income	$599,659	$599,182
Net realized gain on investments	7,423,637	12,142,291
Net realized loss on securities sold short	(986,355)	(1,213,148)
Net realized gain/(loss) on written option contracts	(19,775)	54,669
Net realized loss on foreign currency transactions	(9,771)	(117,063)
Net change in unrealized appreciation/(depreciation) on investments, securities sold short, written option contracts and translation of assets and liabilities in foreign currencies	7,896,420	(9,561,388)

Net increase in net assets resulting from operations	14,903,815	1,904,543

Distributions to Shareholders:
From net investment income
Investor Class	(13,496)	(43,637)
Institutional Class	(201,917)	(280,326)
Class A	(311,794)	(460,367)
Class B	(3,565)	(15,885)
Class C	(65,191)	(165,239)
Advisor Class	(10,002)	(25,595)

Total distributions	(605,965)	(991,049)

Share Transactions:
Investor Class
Proceeds from sale of shares	2,699,277	5,265,159
Issued to shareholders in reinvestment of distributions	13,477	43,614
Cost of shares redeemed	(1,459,001)	(6,355,556)

Net increase/(decrease) from share transactions	1,253,753	(1,046,783)

Institutional Class
Proceeds from sale of shares	10,919,334	10,879,274
Issued to shareholders in reinvestment of distributions	169,400	231,190
Cost of shares redeemed	(15,042,720)	(9,858,030)

Net increase/(decrease) from share transactions	(3,953,986)	1,252,434

Class A
Proceeds from sale of shares	4,885,324	2,449,735
Issued to shareholders in reinvestment of distributions	263,131	383,451
Cost of shares redeemed	(7,095,946)	(8,609,365)

Net decrease from share transactions	(1,947,491)	(5,776,179)

Class B
Proceeds from sale of shares	26,593	—
Issued to shareholders in reinvestment of distributions	3,372	15,072
Cost of shares redeemed	(933,725)	(1,028,905)

Net decrease from share transactions	(903,760)	(1,013,833)

Class C
Proceeds from sale of shares	1,164,187	985,524
Issued to shareholders in reinvestment of distributions	61,787	151,555
Cost of shares redeemed	(3,993,392)	(3,441,396)

Net decrease from share transactions	(2,767,418)	(2,304,317)

See Notes to Financial Statements	59	December 31, 2014

Statement of Changes in Net Assets

	Forward Real Estate Long/Short Fund (continued)
	Year Ended December 31, 2014	Year Ended December 31, 2013(a)
Advisor Class
Proceeds from sale of shares	713,384	1,421,938
Issued to shareholders in reinvestment of distributions	10,002	25,595
Cost of shares redeemed	(906,571)	(3,158,644)

Net decrease from share transactions	(183,185)	(1,711,111)

Net increase/(decrease) in net assets	$5,795,763	$(9,686,295)

Net Assets:
Beginning of period	65,925,310	75,611,605

End of period (including accumulated net investment loss of $(128,200) and $(103,099), respectively)	$71,721,073	$65,925,310

Changes in Shares Outstanding:
Investor Class
Sold	157,188	182,131
Distributions reinvested	412	1,574
Redeemed	(119,785)	(226,741)

Net increase/(decrease) in shares outstanding	37,815	(43,036)

Institutional Class
Sold	351,220	375,343
Distributions reinvested	5,214	8,072
Redeemed	(475,664)	(340,500)

Net increase/(decrease) in shares outstanding	(119,230)	42,915

Class A
Sold	154,249	84,974
Distributions reinvested	8,222	13,818
Redeemed	(226,269)	(301,945)

Net decrease in shares outstanding	(63,798)	(203,153)

Class B
Sold	905	—
Distributions reinvested	103	549
Redeemed	(30,315)	(36,210)

Net decrease in shares outstanding	(29,307)	(35,661)

Class C
Sold	37,187	34,029
Distributions reinvested	1,888	5,540
Redeemed	(130,749)	(121,611)

Net decrease in shares outstanding	(91,674)	(82,042)

Advisor Class
Sold	21,920	46,825
Distributions reinvested	306	888
Redeemed	(28,362)	(104,832)

Net decrease in shares outstanding	(6,136)	(57,119)

(a) Prior to May 1, 2013, the Forward Real Estate Long/Short Fund Advisor Class was known as the Forward Real Estate Long/Short Fund Class M.

December 31, 2014	60	See Notes to Financial Statements

Statement of Changes in Net Assets

	Forward Select Income Fund
	Year Ended December 31, 2014	Year Ended December 31, 2013(a)
Operations:
Net investment income	$48,140,054	$65,067,862
Net realized gain on investments	103,825,154	147,567,587
Net realized gain/(loss) on securities sold short	(13,111,115)	3,659,784
Net change in unrealized appreciation/(depreciation) on investments and securities sold short	101,598,565	(138,281,455)

Net increase in net assets resulting from operations	240,452,658	78,013,778

Distributions to Shareholders:
From net investment income
Investor Class	(2,867,801)	(4,662,600)
Institutional Class	(19,639,132)	(28,328,603)
Class A	(17,864,635)	(29,594,920)
Class B	(185,577)	(420,137)
Class C	(6,579,777)	(12,815,038)
Advisor Class	(839,101)	(658,817)
From net realized gains on investments
Investor Class	(5,075,657)	(3,074,804)
Institutional Class	(30,240,529)	(18,681,620)
Class A	(29,914,855)	(19,516,706)
Class B	(363,769)	(277,064)
Class C	(13,015,171)	(8,451,023)
Advisor Class	(1,230,308)	(434,464)

Total distributions	(127,816,312)	(126,915,796)

Share Transactions:
Investor Class
Proceeds from sale of shares	122,939,104	119,208,932
Issued to shareholders in reinvestment of distributions	4,389,800	2,866,639
Cost of shares redeemed	(119,444,849)	(57,196,475)

Net increase from share transactions	7,884,055	64,879,096

Institutional Class
Proceeds from sale of shares	375,027,804	376,783,907
Issued to shareholders in reinvestment of distributions	41,498,250	38,935,651
Cost of shares redeemed	(313,017,777)	(561,150,727)

Net increase/(decrease) from share transactions	103,508,277	(145,431,169)

Class A
Proceeds from sale of shares	278,523,300	161,077,769
Issued to shareholders in reinvestment of distributions	40,506,127	40,654,757
Cost of shares redeemed	(224,759,585)	(400,218,788)

Net increase/(decrease) from share transactions	94,269,842	(198,486,262)

Class B
Proceeds from sale of shares	370	14,767
Issued to shareholders in reinvestment of distributions	429,800	533,333
Cost of shares redeemed	(2,543,390)	(3,472,494)

Net decrease from share transactions	(2,113,220)	(2,924,394)

See Notes to Financial Statements	61	December 31, 2014

Statement of Changes in Net Assets

	Forward Select Income Fund (continued)
	Year Ended December 31, 2014	Year Ended December 31, 2013(a)
Class C
Proceeds from sale of shares	21,049,129	26,275,311
Issued to shareholders in reinvestment of distributions	17,221,104	17,594,113
Cost of shares redeemed	(51,482,788)	(78,190,048)

Net decrease from share transactions	(13,212,555)	(34,320,624)

Advisor Class
Proceeds from sale of shares	21,607,629	7,979,005
Issued to shareholders in reinvestment of distributions	1,852,670	914,509
Cost of shares redeemed	(7,649,314)	(4,656,807)

Net increase from share transactions	15,810,985	4,236,707

Net increase/(decrease) in net assets	$318,783,730	$(360,948,664)

Net Assets:
Beginning of period	1,421,967,471	1,782,916,135

End of period (including accumulated net investment income of $0 and $0, respectively)	$1,740,751,201	$1,421,967,471

Changes in Shares Outstanding:
Investor Class
Sold	4,840,399	4,705,786
Distributions reinvested	173,283	119,065
Redeemed	(4,686,040)	(2,324,103)

Net increase in shares outstanding	327,642	2,500,748

Institutional Class
Sold	14,768,804	14,876,919
Distributions reinvested	1,640,592	1,592,762
Redeemed	(12,355,491)	(22,298,088)

Net increase/(decrease) in shares outstanding	4,053,905	(5,828,407)

Class A
Sold	10,900,857	6,379,487
Distributions reinvested	1,598,924	1,663,078
Redeemed	(8,859,909)	(16,006,001)

Net increase/(decrease) in shares outstanding	3,639,872	(7,963,436)

Class B
Sold	14	606
Distributions reinvested	17,175	22,105
Redeemed	(101,927)	(140,267)

Net decrease in shares outstanding	(84,738)	(117,556)

Class C
Sold	846,240	1,071,694
Distributions reinvested	694,559	736,661
Redeemed	(2,089,834)	(3,216,055)

Net decrease in shares outstanding	(549,035)	(1,407,700)

December 31, 2014	62	See Notes to Financial Statements

Statement of Changes in Net Assets

	Forward Select Income Fund (continued)
	Year Ended December 31, 2014	Year Ended December 31, 2013(a)
Advisor Class
Sold	846,819	322,743
Distributions reinvested	73,189	37,725
Redeemed	(302,363)	(187,354)

Net increase in shares outstanding	617,645	173,114

(a) Prior to May 1, 2013, the Forward Select Income Fund Advisor Class was known as the Forward Select Income Fund Class M.

See Notes to Financial Statements	63	December 31, 2014

Statement of Changes in Net Assets

	Forward Select Opportunity Fund
	Year Ended December 31, 2014(a)(b)	Period Ended December 31, 2013(c)(d)
Operations:
Net investment income	$436,186	$77,566
Net realized gain on investments	2,440,036	241,384
Net realized loss on foreign currency transactions	(156,846)	(1,977)
Net change in unrealized appreciation/(depreciation) on investments and translation of assets and liabilities in foreign currencies	(1,515,241)	478,662

Net increase in net assets resulting from operations	1,204,135	795,635

Distributions to Shareholders:
From net investment income
Investor Class	(17,192)	—
Institutional Class	(287,565)	(37,905)
Class A	(289,109)	(41,201)
Class C	(21,984)	—
From net realized gains on investments
Investor Class	(84,830)	—
Institutional Class	(905,864)	(48,913)
Class A	(1,159,230)	(53,165)
Class C	(119,800)	—

Total distributions	(2,885,574)	(181,184)

Share Transactions:
Investor Class
Proceeds from sale of shares	1,077,093	—
Issued to shareholders in reinvestment of distributions	102,019	—
Cost of shares redeemed	(26,421)	—

Net increase from share transactions	1,152,691	—

Institutional Class
Proceeds from sale of shares	6,013,529	10,235,133
Issued to shareholders in reinvestment of distributions	598,581	13,547
Cost of shares redeemed	(9,812,042)	(875,306)

Net increase/(decrease) from share transactions	(3,199,932)	9,373,374

Class A
Proceeds from sale of shares	14,316,032	17,206,484
Issued to shareholders in reinvestment of distributions	1,443,995	94,200
Cost of shares redeemed	(15,875,301)	(3,019,244)

Net increase/(decrease) from share transactions	(115,274)	14,281,440

Class C
Proceeds from sale of shares	1,456,422	—
Issued to shareholders in reinvestment of distributions	140,310	—
Cost of shares redeemed	(186,791)	—

Net increase from share transactions	1,409,941	—

Net increase/(decrease) in net assets	$(2,434,013)	$24,269,265

Net Assets:
Beginning of period	24,269,265	—

End of period (including accumulated net investment income/(loss) of $928 and $(1,988))	$21,835,252	$24,269,265

December 31, 2014	64	See Notes to Financial Statements

Statement of Changes in Net Assets

	Forward Select Opportunity Fund (continued)
	Year Ended December 31, 2014(a)(b)	Period Ended December 31, 2013(c)(d)
Changes in Shares Outstanding:
Investor Class
Sold	37,745	—
Distributions reinvested	4,045	—
Redeemed	(994)	—

Net increase in shares outstanding	40,796	—

Institutional Class
Sold	218,636	408,168
Distributions reinvested	23,461	525
Redeemed	(372,646)	(34,628)

Net increase/(decrease) in shares outstanding	(130,549)	374,065

Class A
Sold	519,044	672,766
Distributions reinvested	57,071	3,653
Redeemed	(589,331)	(119,042)

Net increase/(decrease) in shares outstanding	(13,216)	557,377

Class C
Sold	53,005	—
Distributions reinvested	5,578	—
Redeemed	(7,532)	—

Net increase in shares outstanding	51,051	—

(a) The Forward Select Opportunity Fund began offering Investor Class shares on June 2, 2014.

(b) The Forward Select Opportunity Fund began offering Class C shares on February 18, 2014.

(c) The Forward Select Opportunity Fund commenced operations on August 1, 2013.

(d) Prior to December 23, 2013, the Forward Select Opportunity Fund was known as the Forward Select Income Opportunity Fund.

See Notes to Financial Statements	65	December 31, 2014

Statement of Cash Flows

For the Year Ended December 31, 2014

Forward Real Estate Long/Short Fund
Cash Flow from Operating Activities:
Net increase in net assets resulting from operations	$14,903,815
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchases of investment securities	(35,084,087)
Proceeds from sale of investment securities	55,987,216
Proceeds from securities sold short transactions	19,172,015
Purchases to cover securities sold short transactions	(17,284,097)
Purchase of option contracts	(54,494)
Proceeds from sale of option contracts	74,137
Premiums received from written options transactions	155,533
Premiums paid from closing written options transactions	(150,184)
Discounts and premiums amortized	21
Net realized gain on investments	(7,423,637)
Net realized loss on securities sold short	986,355
Net realized loss on written option contracts	19,775
Net realized loss on foreign currency transactions	9,771
Net change in unrealized appreciation on investments, securities sold short, written option contracts and translation of assets and liabilities in foreign currency transactions	(7,896,420)
Changes in assets and liabilities:
Increase in deposit with broker for securities sold short	(2,893,179)
Decrease in interest and dividends receivable	35,024
Decrease in other assets	521
Decrease in payable to custodian	(4,599)
Decrease in payable for short sale dividends	(1,200)
Decrease in interest payable on loan	(19,730)
Increase in payable to advisor	2,917
Increase in payable for distribution and service fees	1,711
Increase in payable to trustees	2,553
Decrease in payable for chief compliance officer fee	(6)
Increase in payable for legal and audit fees	8,395
Decrease in payable to Reflow (Note 2)	(2,577)
Decrease in accrued expenses and other liabilities	(5,468)

Net cash provided by operating activities	20,540,081

Cash Flows from Financing Activities:
Cash provided by loan	1,729,250
Cash repayment of loan	(4,986,388)
Proceeds from sale of shares	20,415,104
Cost of shares redeemed	(31,390,419)
Cash distributions paid	(84,796)

Net cash used in financing activities	(14,317,249)

Effect of Exchange Rates On Cash & Foreign Currency	16
Net Change in Cash & Foreign Rates On Cash & Foreign Currency	6,222,848

Cash & Foreign Currency, Beginning of Period	11,157

Cash & Foreign Currency, End of Period	$6,234,005

Non-cash financing activities not included herein consist of reinvestment of distributions of $521,169.

Cash paid for interest on loan during the period was $189,949.

December 31, 2014	66	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Global Infrastructure Fund

	Investor Class
	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Period Ended December 31, 2011(a)
Net Asset Value, Beginning of Period	$23.17	$21.02	$18.68	$22.54
Income/(Loss) from Operations:
Net investment income(b)	0.24	0.35	0.04	0.23
Net realized and unrealized gain/(loss) on investments	(0.25)	2.00	2.62	(3.75)

Total from Investment Operations	(0.01)	2.35	2.66	(3.52)

Less Distributions:
From investment income	(0.31)	(0.20)	(0.32)	(0.34)

Total Distributions	(0.31)	(0.20)	(0.32)	(0.34)

Net Increase/(Decrease) in Net Asset Value	(0.32)	2.15	2.34	(3.86)

Net Asset Value, End of Period	$22.85	$23.17	$21.02	$18.68

Total Return	(0.17)%	11.31%	14.48%	(15.74	)%(c)
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$31,054	$11,217	$27,193	$21
Ratios to Average Net Assets:
Net investment income including reimbursement/waiver	1.01%	1.62%	0.18%	1.83	%(d)
Operating expenses including reimbursement/waiver	n/a	n/a	n/a	1.72	%(d)(e)
Operating expenses excluding reimbursement/waiver	1.70%	1.67%	1.66%	1.73	%(d)
Portfolio Turnover Rate	135%	101%	74%	88	%(f)

(a) The Fund began offering Investor Class shares on May 2, 2011.

(b) Per share amounts are based upon average shares outstanding.

(c) Not Annualized.

(d) Annualized.

(e) Effective July 1, 2011, the expense limitation agreement expired.

(f) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2011.

See Notes to Financial Statements	67	December 31, 2014

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Global Infrastructure Fund

	Institutional Class
	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011		Year Ended December 31, 2010
Net Asset Value, Beginning of Period	$23.32	$21.10	$18.72	$20.27		$19.39
Income/(Loss) from Operations:
Net investment income	0.31 (a)	0.40 (a)	0.32 (a)	0.43	(a)	0.44
Net realized and unrealized gain/(loss) on investments	(0.24)	2.04	2.42	(1.60)		1.11

Total from Investment Operations	0.07	2.44	2.74	(1.17)		1.55

Less Distributions:
From investment income	(0.36)	(0.22)	(0.36)	(0.38)		(0.67)

Total Distributions	(0.36)	(0.22)	(0.36)	(0.38)		(0.67)

Net Increase/(Decrease) in Net Asset Value	(0.29)	2.22	2.38	(1.55)		0.88

Net Asset Value, End of Period	$23.03	$23.32	$21.10	$18.72		$20.27

Total Return	0.17%	11.69%	14.95%	(5.92)%		8.50%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$40,774	$39,347	$90,441	$72,691		$37,217
Ratios to Average Net Assets:
Net investment income including reimbursement/waiver/recoupment of past waived fees by advisor	1.30%	1.86%	1.61%	2.12%		2.13%
Operating expenses including reimbursement/waiver	n/a	n/a	n/a	1.29	%(b)	1.25%
Operating expenses excluding reimbursement/waiver	1.35%	1.30%	1.23%	1.29%		1.26%
Portfolio Turnover Rate	135%	101%	74%	88%		85%

(a) Per share amounts are based upon average shares outstanding.

(b) Effective July 1, 2011, the expense limitation agreement expired.

December 31, 2014	68	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Global Infrastructure Fund

	Class A
	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011		Year Ended December 31, 2010
Net Asset Value, Beginning of Period	$23.29	$21.12	$18.72	$20.28		$19.38
Income/(Loss) from Operations:
Net investment income	0.21 (a)	0.24 (a)	0.26 (a)	0.36	(a)	0.40
Net realized and unrealized gain/(loss) on investments	(0.24)	2.11	2.43	(1.60)		1.12

Total from Investment Operations	(0.03)	2.35	2.69	(1.24)		1.52

Less Distributions:
From investment income	(0.28)	(0.18)	(0.29)	(0.32)		(0.62)

Total Distributions	(0.28)	(0.18)	(0.29)	(0.32)		(0.62)

Net Increase/(Decrease) in Net Asset Value	(0.31)	2.17	2.40	(1.56)		0.90

Net Asset Value, End of Period	$22.98	$23.29	$21.12	$18.72		$20.28

Total Return(b)	(0.19)%	11.26%	14.57%	(6.24)%		8.29%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$17,427	$22,524	$23,848	$27,248		$50,631
Ratios to Average Net Assets:
Net investment income including reimbursement/waiver	0.89%	1.10%	1.31%	1.75%		1.85%
Operating expenses including reimbursement/waiver	n/a	n/a	n/a	1.52	%(c)	1.50%
Operating expenses excluding reimbursement/waiver	1.75%	1.74%	1.58%	1.52%		1.51%
Portfolio Turnover Rate	135%	101%	74%	88%		85%

(a) Per share amounts are based upon average shares outstanding.

(b) Total return does not reflect the effect of sales charges.

(c) Effective July 1, 2011, the expense limitation agreement expired.

See Notes to Financial Statements	69	December 31, 2014

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Global Infrastructure Fund

	Class B
	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011		Year Ended December 31, 2010
Net Asset Value, Beginning of Period	$23.21	$21.10	$18.73	$20.28		$19.36
Income/(Loss) from Operations:
Net investment income	0.08 (a)	0.11 (a)	0.13 (a)	0.20	(a)	0.26
Net realized and unrealized gain/(loss) on investments	(0.24)	2.11	2.42	(1.59)		1.13

Total from Investment Operations	(0.16)	2.22	2.55	(1.39)		1.39

Less Distributions:
From investment income	(0.17)	(0.11)	(0.18)	(0.16)		(0.47)

Total Distributions	(0.17)	(0.11)	(0.18)	(0.16)		(0.47)

Net Increase/(Decrease) in Net Asset Value	(0.33)	2.11	2.37	(1.55)		0.92

Net Asset Value, End of Period	$22.88	$23.21	$21.10	$18.73		$20.28

Total Return(b)	(0.73)%	10.61%	13.78%	(6.93)%		7.50%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$903	$1,288	$1,608	$2,203		$3,184
Ratios to Average Net Assets:
Net investment income including reimbursement/waiver/recoupment of past waived fees by advisor	0.32%	0.50%	0.65%	0.98%		1.17%
Operating expenses including reimbursement/waiver	n/a	n/a	n/a	2.27	%(c)	2.25%
Operating expenses excluding reimbursement/waiver	2.30%	2.32%	2.23%	2.28%		2.26%
Portfolio Turnover Rate	135%	101%	74%	88%		85%

(a) Per share amounts are based upon average shares outstanding.

(b) Total return does not reflect the effect of sales charges.

(c) Effective July 1, 2011, the expense limitation agreement expired.

December 31, 2014	70	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Global Infrastructure Fund

	Class C
	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011		Year Ended December 31, 2010
Net Asset Value, Beginning of Period	$23.25	$21.14	$18.77	$20.32		$19.40
Income/(Loss) from Operations:
Net investment income	0.08 (a)	0.11 (a)	0.13 (a)	0.20	(a)	0.26
Net realized and unrealized gain/(loss) on investments	(0.23)	2.11	2.43	(1.58)		1.13

Total from Investment Operations	(0.15)	2.22	2.56	(1.38)		1.39

Less Distributions:
From investment income	(0.18)	(0.11)	(0.19)	(0.17)		(0.47)

Total Distributions	(0.18)	(0.11)	(0.19)	(0.17)		(0.47)

Net Increase/(Decrease) in Net Asset Value	(0.33)	2.11	2.37	(1.55)		0.92

Net Asset Value, End of Period	$22.92	$23.25	$21.14	$18.77		$20.32

Total Return(b)	(0.75)%	10.60%	13.78%	(6.90)%		7.51%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$6,459	$7,350	$8,223	$8,397		$11,697
Ratios to Average Net Assets:
Net investment income including reimbursement/waiver/recoupment of past waived fees by advisor	0.35%	0.51%	0.63%	0.99%		1.14%
Operating expenses including reimbursement/waiver	n/a	n/a	n/a	2.28	%(c)	2.25%
Operating expenses excluding reimbursement/waiver	2.30%	2.32%	2.23%	2.28%		2.26%
Portfolio Turnover Rate	135%	101%	74%	88%		85%

(a) Per share amounts are based upon average shares outstanding.

(b) Total return does not reflect the effect of sales charges.

(c) Effective July 1, 2011, the expense limitation agreement expired.

See Notes to Financial Statements	71	December 31, 2014

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Global Infrastructure Fund

	Advisor Class
	Year Ended December 31, 2014	Year Ended December 31, 2013(a)	Year Ended December 31, 2012	Year Ended December 31, 2011		Period Ended December 31, 2010(b)
Net Asset Value, Beginning of Period	$23.30	$21.10	$18.72	$20.27		$18.70
Income/(Loss) from Operations:
Net investment income	0.32 (c)	0.44 (c)	0.29 (c)	0.41	(c)	0.33
Net realized and unrealized gain/(loss) on investments	(0.26)	1.98	2.45	(1.58)		1.91

Total from Investment Operations	0.06	2.42	2.74	(1.17)		2.24

Less Distributions:
From investment income	(0.35)	(0.22)	(0.36)	(0.38)		(0.67)

Total Distributions	(0.35)	(0.22)	(0.36)	(0.38)		(0.67)

Net Increase/(Decrease) in Net Asset Value	(0.29)	2.20	2.38	(1.55)		1.57

Net Asset Value, End of Period	$23.01	$23.30	$21.10	$18.72		$20.27

Total Return	0.18%	11.63%	14.89%	(5.92)%		12.49	%(d)
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$454	$432	$3,694	$223		$168
Ratios to Average Net Assets:
Net investment income including reimbursement/waiver/recoupment of past waived fees by advisor	1.29%	2.00%	1.45%	2.03%		2.60	%(e)
Operating expenses including reimbursement/waiver	n/a	n/a	n/a	1.28	%(f)	1.24	%(e)
Operating expenses excluding reimbursement/waiver	1.38%	1.29%	1.24%	1.29%		1.26	%(e)
Portfolio Turnover Rate	135%	101%	74%	88%		85	%(g)

(a) Prior to May 1, 2013, the Forward Global Infrastructure Fund Advisor Class was known as the Forward Global Infrastructure Fund Class M.

(b) The Fund began offering Advisor Class shares on February 1, 2010.

(c) Per share amounts are based upon average shares outstanding.

(d) Not Annualized.

(e) Annualized.

(f) Effective July 1, 2011, the expense limitation agreement expired.

(g) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2010.

December 31, 2014	72	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward International Real Estate Fund

	Investor Class
	Year Ended December 31, 2014		Year Ended December 31, 2013	Year Ended December 31, 2012	Period Ended December 31, 2011(a)
Net Asset Value, Beginning of Period	$15.65		$17.26	$12.17	$17.58
Income/(Loss) from Operations:
Net investment income(b)	0.18		0.38	0.46	0.17
Net realized and unrealized gain/(loss) on investments	0.02		(1.01)	6.03	(4.05)

Total from Investment Operations	0.20		(0.63)	6.49	(3.88)

Less Distributions:
From investment income	(1.11)		(0.98)	(1.40)	(1.53)

Total Distributions	(1.11)		(0.98)	(1.40)	(1.53)

Net Increase/(Decrease) in Net Asset Value	(0.91)		(1.61)	5.09	(5.41)

Net Asset Value, End of Period	$14.74		$15.65	$17.26	$12.17

Total Return	1.33%		(3.51)%	54.05%	(22.31	)%(c)
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$15,385		$51,393	$12,027	$30
Ratios to Average Net Assets:
Net investment income including reimbursement/waiver/recoupment of past waived fees by advisor	1.17%		2.30%	2.76%	1.81	%(d)
Operating expenses including reimbursement/waiver/recoupment of past waived fees by advisor	1.79	%(e)	1.75%	1.80%	1.80	%(d)
Operating expenses excluding reimbursement/waiver	1.79%		1.75%	1.84%	2.34	%(d)
Portfolio Turnover Rate	242%		202%	209%	309	%(f)

(a) The Fund began offering Investor Class shares on May 2, 2011.

(b) Per share amounts are based upon average shares outstanding.

(c) Not Annualized.

(d) Annualized.

(e) Effective May 1, 2014, the expense limitation agreement expired.

(f) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2011.

See Notes to Financial Statements	73	December 31, 2014

Financial Highlights

For a share outstanding throughout the periods presented.

Forward International Real Estate Fund

	Institutional Class
	Year Ended December 31, 2014		Year Ended December 31, 2013		Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010
Net Asset Value, Beginning of Period	$15.61		$17.24		$12.13	$15.97	$15.51
Income/(Loss) from Operations:
Net investment income	0.38	(a)	0.43	(a)	0.47 (a)	0.39 (a)	0.64
Net realized and unrealized gain/(loss) on investments	(0.12)		(1.02)		6.07	(2.66)	1.96

Total from Investment Operations	0.26		(0.59)		6.54	(2.27)	2.60

Less Distributions:
From investment income	(1.22)		(1.04)		(1.43)	(1.57)	(2.14)

Total Distributions	(1.22)		(1.04)		(1.43)	(1.57)	(2.14)

Net Increase/(Decrease) in Net Asset Value	(0.96)		(1.63)		5.11	(3.84)	0.46

Net Asset Value, End of Period	$14.65		$15.61		$17.24	$12.13	$15.97

Total Return	1.75%		(3.31)%		54.75%	(14.56)%	18.46%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$24,886		$64,484		$62,978	$4,260	$3,187
Ratios to Average Net Assets:
Net investment income including reimbursement/waiver/recoupment of past waived fees by advisor	2.47%		2.52%		2.81%	2.59%	2.90%
Operating expenses including reimbursement/waiver/recoupment of past waived fees by advisor	1.45	%(b)	1.40	%(c)	1.40%	1.40%	1.40%
Operating expenses excluding reimbursement/waiver	1.47%		1.40%		1.43%	1.78%	1.76%
Portfolio Turnover Rate	242%		202%		209%	309%	285%

(a) Per share amounts are based upon average shares outstanding.

(b) Effective May 1, 2014, the expense limitation agreement expired.

(c) Effective May 1, 2013, the annual expense limitation rate changed from 1.40% to 1.45%.

December 31, 2014	74	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward International Real Estate Fund

	Class A
	Year Ended December 31, 2014		Year Ended December 31, 2013		Year Ended December 31, 2012		Year Ended December 31, 2011	Year Ended December 31, 2010
Net Asset Value, Beginning of Period	$15.68		$17.28		$12.17		$16.04	$15.54
Income/(Loss) from Operations:
Net investment income	0.35	(a)	0.31	(a)	0.41	(a)	0.34 (a)	0.07
Net realized and unrealized gain/(loss) on investments	(0.15)		(0.97)		6.09		(2.67)	2.52

Total from Investment Operations	0.20		(0.66)		6.50		(2.33)	2.59

Less Distributions:
From investment income	(1.16)		(0.94)		(1.39)		(1.54)	(2.09)

Total Distributions	(1.16)		(0.94)		(1.39)		(1.54)	(2.09)

Net Increase/(Decrease) in Net Asset Value	(0.96)		(1.60)		5.11		(3.87)	0.50

Net Asset Value, End of Period	$14.72		$15.68		$17.28		$12.17	$16.04

Total Return(b)	1.32%		(3.71)%		54.06%		(14.80)%	18.33%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$25,369		$33,913		$74,449		$20,594	$29,007
Ratios to Average Net Assets:
Net investment income including reimbursement/waiver/recoupment of past waived fees by advisor	2.22%		1.80%		2.51%		2.23%	2.57%
Operating expenses including reimbursement/waiver/recoupment of past waived fees by advisor	1.85	%(c)	1.80	%(d)	1.77	%(e)	1.65%	1.65%
Operating expenses excluding reimbursement/waiver	1.87%		1.80%		1.83%		1.99%	2.01%
Portfolio Turnover Rate	242%		202%		209%		309%	285%

(a) Per share amounts are based upon average shares outstanding.

(b) Total return does not reflect the effect of sales charges.

(c) Effective May 1, 2014, the expense limitation agreement expired.

(d) Effective May 1, 2013, the annual expense limitation rate changed from 1.80% to 1.85%.

(e) Effective May 1, 2012, the annual expense limitation rate changed from 1.65% to 1.80%.

See Notes to Financial Statements	75	December 31, 2014

Financial Highlights

For a share outstanding throughout the periods presented.

Forward International Real Estate Fund

	Class C
	Year Ended December 31, 2014		Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010
Net Asset Value, Beginning of Period	$15.71		$17.33	$12.20	$16.06	$15.56
Income/(Loss) from Operations:
Net investment income	0.26	(a)	0.27 (a)	0.29 (a)	0.22 (a)	0.32
Net realized and unrealized gain/(loss) on investments	(0.15)		(1.02)	6.12	(2.67)	2.15

Total from Investment Operations	0.11		(0.75)	6.41	(2.45)	2.47

Less Distributions:
From investment income	(1.07)		(0.87)	(1.28)	(1.41)	(1.97)

Total Distributions	(1.07)		(0.87)	(1.28)	(1.41)	(1.97)

Net Increase/(Decrease) in Net Asset Value	(0.96)		(1.62)	5.13	(3.86)	0.50

Net Asset Value, End of Period	$14.75		$15.71	$17.33	$12.20	$16.06

Total Return(b)	0.75%		(4.23)%	53.13%	(15.42)%	17.40%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$11,896		$14,421	$12,780	$7,916	$11,489
Ratios to Average Net Assets:
Net investment income including reimbursement/waiver/recoupment of past waived fees by advisor	1.66%		1.60%	1.81%	1.45%	1.87%
Operating expenses including reimbursement/waiver/recoupment of past waived fees by advisor	2.40	%(c)	2.39%	2.40%	2.40%	2.40%
Operating expenses excluding reimbursement/waiver	2.42%		2.39%	2.48%	2.74%	2.76%
Portfolio Turnover Rate	242%		202%	209%	309%	285%

(a) Per share amounts are based upon average shares outstanding.

(b) Total return does not reflect the effect of sales charges.

(c) Effective May 1, 2014, the expense limitation agreement expired.

December 31, 2014	76	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward International Real Estate Fund

	Advisor Class
	Year Ended December 31, 2014		Year Ended December 31, 2013(a)		Year Ended December 31, 2012	Period Ended December 31, 2011(b)
Net Asset Value, Beginning of Period	$15.60		$17.22		$12.12	$17.52
Income/(Loss) from Operations:
Net investment income(c)	0.44		0.41		0.25	0.32
Net realized and unrealized gain/(loss) on investments	(0.18)		(1.00)		6.29	(4.15)

Total from Investment Operations	0.26		(0.59)		6.54	(3.83)

Less Distributions:
From investment income	(1.22)		(1.03)		(1.44)	(1.57)

Total Distributions	(1.22)		(1.03)		(1.44)	(1.57)

Net Increase/(Decrease) in Net Asset Value	(0.96)		(1.62)		5.10	(5.40)

Net Asset Value, End of Period	$14.64		$15.60		$17.22	$12.12

Total Return	1.71%		(3.29)%		54.68%	(22.10	)%(d)
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$4,136		$3,256		$1,682	$8
Ratios to Average Net Assets:
Net investment income including reimbursement/waiver/recoupment of past waived fees by advisor	2.83%		2.42%		1.46%	3.32	%(e)
Operating expenses including reimbursement/waiver/recoupment of past waived fees by advisor	1.50	%(f)	1.41	%(g)	1.38%	1.40	%(e)
Operating expenses excluding reimbursement/waiver	1.52%		1.41%		1.45%	1.91	%(e)
Portfolio Turnover Rate	242%		202%		209%	309	%(h)

(a) Prior to May 1, 2013, the Forward International Real Estate Fund Advisor Class was known as the Forward International Real Estate Fund Class M.

(b) The Fund began offering Advisor Class shares on May 2, 2011.

(c) Per share amounts are based upon average shares outstanding.

(d) Not Annualized.

(e) Annualized.

(f) Effective May 1, 2014, the expense limitation agreement expired.

(g) Effective May 1, 2013, the annual expense limitation rate changed from 1.40% to 1.50%.

(h) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2011.

See Notes to Financial Statements	77	December 31, 2014

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Real Estate Fund

	Investor Class
	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011		Year Ended December 31, 2010
Net Asset Value, Beginning of Period	$14.73	$14.97	$12.71	$12.33		$10.03
Income/(Loss) from Operations:
Net investment income	0.18 (a)	0.15 (a)	0.11 (a)	0.10	(a)	0.17
Net realized and unrealized gain on investments	3.96	0.22	2.26	0.37		2.36

Total from Investment Operations	4.14	0.37	2.37	0.47		2.53

Less Distributions:
From investment income	(0.18)	(0.11)	(0.11)	(0.09)		(0.23)
From capital gains	(1.24)	(0.50)	—	—		—

Total Distributions	(1.42)	(0.61)	(0.11)	(0.09)		(0.23)

Net Increase/(Decrease) in Net Asset Value	2.72	(0.24)	2.26	0.38		2.30

Net Asset Value, End of Period	$17.45	$14.73	$14.97	$12.71		$12.33

Total Return	28.30%	2.47%	18.69%	3.84%		25.40%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$73,060	$59,219	$25,602	$24,126		$25,733
Ratios to Average Net Assets:
Net investment income including reimbursement/waiver/recoupment of past waived fees by advisor	1.10%	0.99%	0.78%	0.78%		1.48%
Operating expenses including reimbursement/waiver	n/a	n/a	n/a	1.65	%(b)	1.60%
Operating expenses excluding reimbursement/waiver	1.58%	1.63%	1.67%	1.68%		1.87%
Portfolio Turnover Rate	85%	58%	33%	36%		66%

(a) Per share amounts are based upon average shares outstanding.

(b) Effective July 1, 2011, the expense limitation agreement expired.

December 31, 2014	78	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Real Estate Fund

	Institutional Class
	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011		Year Ended December 31, 2010
Net Asset Value, Beginning of Period	$13.06	$13.35	$11.34	$11.01		$8.98
Income/(Loss) from Operations:
Net investment income	0.21 (a)	0.18 (a)	0.17 (a)	0.14	(a)	0.08
Net realized and unrealized gain on investments	3.51	0.20	2.01	0.33		2.22

Total from Investment Operations	3.72	0.38	2.18	0.47		2.30

Less Distributions:
From investment income	(0.24)	(0.17)	(0.17)	(0.14)		(0.27)
From capital gains	(1.24)	(0.50)	—	—		—

Total Distributions	(1.48)	(0.67)	(0.17)	(0.14)		(0.27)

Net Increase/(Decrease) in Net Asset Value	2.24	(0.29)	2.01	0.33		2.03

Net Asset Value, End of Period	$15.30	$13.06	$13.35	$11.34		$11.01

Total Return	28.77%	2.81%	19.28%	4.25%		25.91%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$9,065	$9,625	$4,454	$764		$680
Ratios to Average Net Assets:
Net investment income including reimbursement/waiver	1.42%	1.30%	1.30%	1.23%		1.86%
Operating expenses including reimbursement/waiver	n/a	n/a	n/a	1.25	%(b)	1.20%
Operating expenses excluding reimbursement/waiver	1.22%	1.28%	1.25%	1.28%		1.47%
Portfolio Turnover Rate	85%	58%	33%	36%		66%

(a) Per share amounts are based upon average shares outstanding.

(b) Effective July 1, 2011, the expense limitation agreement expired.

See Notes to Financial Statements	79	December 31, 2014

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Real Estate Fund

	Class A
	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011		Year Ended December 31, 2010
Net Asset Value, Beginning of Period	$14.61	$14.85	$12.60	$12.22		$9.95
Income/(Loss) from Operations:
Net investment income	0.17 (a)	0.11 (a)	0.12 (a)	0.12	(a)	0.15
Net realized and unrealized gain on investments	3.92	0.26	2.25	0.37		2.37

Total from Investment Operations	4.09	0.37	2.37	0.49		2.52

Less Distributions:
From investment income	(0.17)	(0.11)	(0.12)	(0.11)		(0.25)
From capital gains	(1.24)	(0.50)	—	—		—

Total Distributions	(1.41)	(0.61)	(0.12)	(0.11)		(0.25)

Net Increase/(Decrease) in Net Asset Value	2.68	(0.24)	2.25	0.38		2.27

Net Asset Value, End of Period	$17.29	$14.61	$14.85	$12.60		$12.22

Total Return(b)	28.29%	2.44%	18.83%	4.01%		25.49%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$6,846	$6,351	$6,994	$7,159		$8,571
Ratios to Average Net Assets:
Net investment income including reimbursement/waiver	1.00%	0.69%	0.82%	0.92%		1.62%
Operating expenses including reimbursement/waiver	n/a	n/a	n/a	1.50	%(c)	1.45%
Operating expenses excluding reimbursement/waiver	1.63%	1.66%	1.62%	1.53%		1.71%
Portfolio Turnover Rate	85%	58%	33%	36%		66%

(a) Per share amounts are based upon average shares outstanding.

(b) Total return does not reflect the effect of sales charges.

(c) Effective July 1, 2011, the expense limitation agreement expired.

December 31, 2014	80	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Real Estate Fund

	Class C
	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011		Year Ended December 31, 2010
Net Asset Value, Beginning of Period	$14.73	$14.99	$12.72	$12.35		$10.04
Income/(Loss) from Operations:
Net investment income	0.12 (a)	0.02 (a)	0.02 (a)	0.02	(a)	0.10
Net realized and unrealized gain on investments	3.92	0.25	2.27	0.38		2.37

Total from Investment Operations	4.04	0.27	2.29	0.40		2.47

Less Distributions:
From investment income	(0.09)	(0.03)	(0.02)	(0.03)		(0.16)
From capital gains	(1.24)	(0.50)	—	—		—

Total Distributions	(1.33)	(0.53)	(0.02)	(0.03)		(0.16)

Net Increase/(Decrease) in Net Asset Value	2.71	(0.26)	2.27	0.37		2.31

Net Asset Value, End of Period	$17.44	$14.73	$14.99	$12.72		$12.35

Total Return(b)	27.57%	1.79%	18.04%	3.21%		24.71%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$3,644	$2,117	$2,190	$2,178		$2,656
Ratios to Average Net Assets:
Net investment income including reimbursement/waiver/recoupment of past waived fees by advisor	0.71%	0.13%	0.17%	0.17%		0.88%
Operating expenses including reimbursement/waiver	n/a	n/a	n/a	2.25	%(c)	2.20%
Operating expenses excluding reimbursement/waiver	2.19%	2.23%	2.27%	2.28%		2.46%
Portfolio Turnover Rate	85%	58%	33%	36%		66%

(a) Per share amounts are based upon average shares outstanding.

(b) Total return does not reflect the effect of sales charges.

(c) Effective July 1, 2011, the expense limitation agreement expired.

See Notes to Financial Statements	81	December 31, 2014

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Real Estate Long/Short Fund

	Investor Class
	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Period Ended December 31, 2011(a)
Net Asset Value, Beginning of Period	$27.29	$27.05	$22.48	$24.62
Income/(Loss) from Operations:
Net investment income(b)	0.36	0.24	0.32	0.31
Net realized and unrealized gain/(loss) on investments	6.19	0.40	4.82	(2.06)

Total from Investment Operations	6.55	0.64	5.14	(1.75)

Less Distributions:
From investment income	(0.31)	(0.40)	(0.57)	(0.39)

Total Distributions	(0.31)	(0.40)	(0.57)	(0.39)

Net Increase/(Decrease) in Net Asset Value	6.24	0.24	4.57	(2.14)

Net Asset Value, End of Period	$33.53	$27.29	$27.05	$22.48

Total Return	24.01%	2.37%	22.98%	(7.09	)%(c)
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$2,172	$736	$1,894	$92
Ratios to Average Net Assets (excluding interest and dividends on short sales expense):
Net investment income	1.83%	1.47%	1.91%	2.51	%(d)
Operating expenses	1.82%	1.79%	1.73%	1.98	%(d)
Ratios to Average Net Assets (including interest and dividends on short sales expense):
Net investment income	1.15%	0.83%	1.24%	2.08	%(d)
Operating expenses	2.50%	2.44%	2.40%	2.42	%(d)
Portfolio Turnover Rate	45%	63%	53%	78	%(e)

(a) The Fund began offering Investor Class shares on May 2, 2011.

(b) Per share amounts are based upon average shares outstanding.

(c) Not Annualized.

(d) Annualized.

(e) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2011.

December 31, 2014	82	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Real Estate Long/Short Fund

	Institutional Class
	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011(a)	Year Ended December 31, 2010
Net Asset Value, Beginning of Period	$28.12	$27.87	$23.10	$23.42	$18.43
Income/(Loss) from Operations:
Net investment income	0.40 (b)	0.38 (b)	0.31 (b)	0.52 (b)	0.90
Net realized and unrealized gain/(loss) on investments	6.45	0.39	5.10	(0.27)	5.23

Total from Investment Operations	6.85	0.77	5.41	0.25	6.13

Less Distributions:
From investment income	(0.42)	(0.52)	(0.64)	(0.57)	(1.14)

Total Distributions	(0.42)	(0.52)	(0.64)	(0.57)	(1.14)

Net Increase/(Decrease) in Net Asset Value	6.43	0.25	4.77	(0.32)	4.99

Net Asset Value, End of Period	$34.55	$28.12	$27.87	$23.10	$23.42

Total Return	24.44%	2.73%	23.54%	1.10%	33.67%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$14,217	$14,926	$13,598	$8,692	$3,287
Ratios to Average Net Assets (excluding interest and dividends on short sales expense):
Net investment income	1.95%	1.93%	1.85%	2.71%	4.58%
Operating expenses	1.46%	1.42%	1.37%	1.46%	1.34%
Ratios to Average Net Assets (including interest and dividends on short sales expense):
Net investment income	1.27%	1.29%	1.18%	2.27%	4.33%
Operating expenses	2.14%	2.07%	2.03%	1.90%	1.59%
Portfolio Turnover Rate	45%	63%	53%	78%	95%

(a) Prior to May 1, 2011, the Forward Real Estate Long/Short Fund was known as the Forward Strategic Realty Fund.

(b) Per share amounts are based upon average shares outstanding.

See Notes to Financial Statements	83	December 31, 2014

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Real Estate Long/Short Fund

	Class A
	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011(a)	Year Ended December 31, 2010
Net Asset Value, Beginning of Period	$27.35	$27.12	$22.50	$22.83	$17.99
Income/(Loss) from Operations:
Net investment income	0.28 (b)	0.23 (b)	0.19 (b)	0.35 (b)	0.77
Net realized and unrealized gain/(loss) on investments	6.25	0.40	4.98	(0.17)	5.16

Total from Investment Operations	6.53	0.63	5.17	0.18	5.93

Less Distributions:
From investment income	(0.29)	(0.40)	(0.55)	(0.51)	(1.09)

Total Distributions	(0.29)	(0.40)	(0.55)	(0.51)	(1.09)

Net Increase/(Decrease) in Net Asset Value	6.24	0.23	4.62	(0.33)	4.84

Net Asset Value, End of Period	$33.59	$27.35	$27.12	$22.50	$22.83

Total Return(c)	23.94%	2.30%	23.07%	0.82%	33.34%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$35,410	$30,582	$35,831	$33,601	$48,211
Ratios to Average Net Assets (excluding interest and dividends on short sales expense):
Net investment income	1.58%	1.47%	1.40%	1.97%	4.11%
Operating expenses	1.87%	1.82%	1.72%	1.67%	1.60%
Ratios to Average Net Assets (including interest and dividends on short sales expense):
Net investment income	0.90%	0.82%	0.74%	1.53%	3.86%
Operating expenses	2.55%	2.46%	2.39%	2.11%	1.85%
Portfolio Turnover Rate	45%	63%	53%	78%	95%

(a) Prior to May 1, 2011, the Forward Real Estate Long/Short Fund was known as the Forward Strategic Realty Fund.

(b) Per share amounts are based upon average shares outstanding.

(c) Total return does not reflect the effect of sales charges.

December 31, 2014	84	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Real Estate Long/Short Fund

	Class B
	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012		Year Ended December 31, 2011(a)	Year Ended December 31, 2010
Net Asset Value, Beginning of Period	$27.20	$26.98	$22.37		$22.70	$17.89
Income/(Loss) from Operations:
Net investment income/(loss)	0.08 (b)	0.06 (b)	(0.00	)(b)(c)	0.17 (b)	0.14
Net realized and unrealized gain/(loss) on investments	6.24	0.41	4.98		(0.17)	5.59

Total from Investment Operations	6.32	0.47	4.98		0.00	5.73

Less Distributions:
From investment income	(0.10)	(0.25)	(0.37)		(0.33)	(0.92)

Total Distributions	(0.10)	(0.25)	(0.37)		(0.33)	(0.92)

Net Increase/(Decrease) in Net Asset Value	6.22	0.22	4.61		(0.33)	4.81

Net Asset Value, End of Period	$33.42	$27.20	$26.98		$22.37	$22.70

Total Return(d)	23.25%	1.71%	22.31%		0.06%	32.34%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$1,040	$1,643	$2,593		$4,384	$7,755
Ratios to Average Net Assets (excluding interest and dividends on short sales expense):
Net investment income	0.95%	0.85%	0.65%		1.20%	3.04%
Operating expenses	2.41%	2.38%	2.38%		2.42%	2.36%
Ratios to Average Net Assets (including interest and dividends on short sales expense):
Net investment income/(loss)	0.27%	0.20%	(0.02)%		0.76%	2.80%
Operating expenses	3.09%	3.03%	3.05%		2.86%	2.60%
Portfolio Turnover Rate	45%	63%	53%		78%	95%

(a) Prior to May 1, 2011, the Forward Real Estate Long/Short Fund was known as the Forward Strategic Realty Fund.

(b) Per share amounts are based upon average shares outstanding.

(c) Amount represents less than $0.01 per share.

(d) Total return does not reflect the effect of sales charges.

See Notes to Financial Statements	85	December 31, 2014

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Real Estate Long/Short Fund

	Class C
	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011(a)	Year Ended December 31, 2010
Net Asset Value, Beginning of Period	$27.14	$26.93	$22.34	$22.67	$17.87
Income/(Loss) from Operations:
Net investment income	0.11 (b)	0.08 (b)	0.02 (b)	0.19 (b)	0.47
Net realized and unrealized gain/(loss) on investments	6.19	0.39	4.95	(0.18)	5.26

Total from Investment Operations	6.30	0.47	4.97	0.01	5.73

Less Distributions:
From investment income	(0.12)	(0.26)	(0.38)	(0.34)	(0.93)

Total Distributions	(0.12)	(0.26)	(0.38)	(0.34)	(0.93)

Net Increase/(Decrease) in Net Asset Value	6.18	0.21	4.59	(0.33)	4.80

Net Asset Value, End of Period	$33.32	$27.14	$26.93	$22.34	$22.67

Total Return(c)	23.22%	1.73%	22.30%	0.04%	32.35%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$17,936	$17,095	$19,171	$19,272	$25,152
Ratios to Average Net Assets (excluding interest and dividends on short sales expense):
Net investment income	1.03%	0.92%	0.74%	1.27%	3.16%
Operating expenses	2.42%	2.38%	2.38%	2.43%	2.36%
Ratios to Average Net Assets (including interest and dividends on short sales expense):
Net investment income	0.35%	0.27%	0.07%	0.83%	2.92%
Operating expenses	3.10%	3.03%	3.04%	2.87%	2.60%
Portfolio Turnover Rate	45%	63%	53%	78%	95%

(a) Prior to May 1, 2011, the Forward Real Estate Long/Short Fund was known as the Forward Strategic Realty Fund.

(b) Per share amounts are based upon average shares outstanding.

(c) Total return does not reflect the effect of sales charges.

December 31, 2014	86	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Real Estate Long/Short Fund

	Advisor Class
	Year Ended December 31, 2014	Year Ended December 31, 2013(a)	Year Ended December 31, 2012	Period Ended December 31, 2011(b)
Net Asset Value, Beginning of Period	$28.14	$27.88	$23.10	$25.26
Income/(Loss) from Operations:
Net investment income(c)	0.41	0.26	0.40	0.36
Net realized and unrealized gain/(loss) on investments	6.43	0.50	5.02	(2.09)

Total from Investment Operations	6.84	0.76	5.42	(1.73)

Less Distributions:
From investment income	(0.40)	(0.50)	(0.64)	(0.43)

Total Distributions	(0.40)	(0.50)	(0.64)	(0.43)

Net Increase/(Decrease) in Net Asset Value	6.44	0.26	4.78	(2.16)

Net Asset Value, End of Period	$34.58	$28.14	$27.88	$23.10

Total Return	24.38%	2.71%	23.59%	(6.81	)%(d)
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$946	$942	$2,526	$9
Ratios to Average Net Assets (excluding interest and dividends on short sales expense):
Net investment income	1.97%	1.53%	2.14%	2.78	%(e)
Operating expenses	1.52%	1.42%	1.33%	1.50	%(e)
Ratios to Average Net Assets (including interest and dividends on short sales expense):
Net investment income	1.29%	0.89%	1.47%	2.34	%(e)
Operating expenses	2.20%	2.07%	1.99%	1.94	%(e)
Portfolio Turnover Rate	45%	63%	53%	78	%(f)

(a) Prior to May 1, 2013, the Forward Real Estate Long/Short Fund Advisor Class was known as the Forward Real Estate Long/Short Fund Class M.

(b) The Fund began offering Advisor Class shares on May 2, 2011.

(c) Per share amounts are based upon average shares outstanding.

(d) Not Annualized.

(e) Annualized.

(f) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2011.

See Notes to Financial Statements	87	December 31, 2014

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Select Income Fund

	Investor Class
	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Period Ended December 31, 2011(a)
Net Asset Value, Beginning of Period	$23.50	$24.38	$22.01	$21.75
Income/(Loss) from Operations:
Net investment income(b)	0.75	1.01	1.18	0.38
Net realized and unrealized gain on investments	3.12	0.05	2.95	0.33

Total from Investment Operations	3.87	1.06	4.13	0.71

Less Distributions:
From investment income	(0.75)	(1.11)	(1.59)	(0.45)
From capital gains	(1.22)	(0.83)	—	—
From return of capital	—	—	(0.17)	—

Total Distributions	(1.97)	(1.94)	(1.76)	(0.45)

Net Increase/(Decrease) in Net Asset Value	1.90	(0.88)	2.37	0.26

Net Asset Value, End of Period	$25.40	$23.50	$24.38	$22.01

Total Return	16.75%	4.33%	19.23%	3.28	%(c)
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$115,091	$98,756	$41,499	$283
Ratios to Average Net Assets (excluding interest and dividends on short sales expense):
Net investment income	3.21%	4.20%	5.16%	10.11	%(d)
Operating expenses	1.61%	1.60%	1.59%	1.67	%(d)
Ratios to Average Net Assets (including interest and dividends on short sales expense):
Net investment income	2.99%	4.04%	4.92%	9.77	%(d)
Operating expenses	1.83%	1.75%	1.83%	2.01	%(d)
Portfolio Turnover Rate	32%	50%	53%	73	%(e)

(a) The Fund began offering Investor Class shares on October 26, 2011.

(b) Per share amounts are based upon average shares outstanding.

(c) Not Annualized.

(d) Annualized.

(e) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2011.

December 31, 2014	88	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Select Income Fund

	Institutional Class
	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010
Net Asset Value, Beginning of Period	$23.53	$24.40	$22.00	$23.24	$20.11
Income/(Loss) from Operations:
Net investment income	0.85 (a)	1.01 (a)	1.04 (a)	1.45 (a)	1.91
Net realized and unrealized gain/(loss) on investments	3.11	0.14	3.18	(0.70)	3.29

Total from Investment Operations	3.96	1.15	4.22	0.75	5.20

Less Distributions:
From investment income	(0.84)	(1.17)	(1.65)	(1.99)	(2.07)
From capital gains	(1.22)	(0.85)	—	—	—
From return of capital	—	—	(0.17)	—	—

Total Distributions	(2.06)	(2.02)	(1.82)	(1.99)	(2.07)

Net Increase/(Decrease) in Net Asset Value	1.90	(0.87)	2.40	(1.24)	3.13

Net Asset Value, End of Period	$25.43	$23.53	$24.40	$22.00	$23.24

Total Return	17.16%	4.71%	19.66%	3.31%	26.74%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$637,666	$494,495	$654,961	$362,894	$319,717
Ratios to Average Net Assets (excluding interest and dividends on short sales expense):
Net investment income	3.59%	4.18%	4.59%	6.64%	8.98%
Operating expenses	1.26%	1.22%	1.18%	1.19%	1.20%
Ratios to Average Net Assets (including interest and dividends on short sales expense):
Net investment income	3.37%	4.02%	4.35%	6.31%	8.68%
Operating expenses	1.48%	1.37%	1.42%	1.52%	1.50%
Portfolio Turnover Rate	32%	50%	53%	73%	93%

(a) Per share amounts are based upon average shares outstanding.

See Notes to Financial Statements	89	December 31, 2014

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Select Income Fund

	Class A
	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010
Net Asset Value, Beginning of Period	$23.56	$24.43	$22.03	$23.26	$20.13
Income/(Loss) from Operations:
Net investment income	0.75 (a)	0.92 (a)	0.94 (a)	1.38 (a)	1.68
Net realized and unrealized gain/(loss) on investments	3.12	0.12	3.19	(0.67)	3.47

Total from Investment Operations	3.87	1.04	4.13	0.71	5.15

Less Distributions:
From investment income	(0.74)	(1.08)	(1.57)	(1.94)	(2.02)
From capital gains	(1.22)	(0.83)	—	—	—
From return of capital	—	—	(0.16)	—	—

Total Distributions	(1.96)	(1.91)	(1.73)	(1.94)	(2.02)

Net Increase/(Decrease) in Net Asset Value	1.91	(0.87)	2.40	(1.23)	3.13

Net Asset Value, End of Period	$25.47	$23.56	$24.43	$22.03	$23.26

Total Return(b)	16.72%	4.26%	19.22%	3.09%	26.41%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$676,775	$540,264	$754,615	$591,167	$642,665
Ratios to Average Net Assets (excluding interest and dividends on short sales expense):
Net investment income	3.17%	3.79%	4.19%	6.33%	8.38%
Operating expenses	1.66%	1.62%	1.54%	1.44%	1.44%
Ratios to Average Net Assets (including interest and dividends on short sales expense):
Net investment income	2.95%	3.63%	3.95%	6.00%	8.07%
Operating expenses	1.88%	1.77%	1.77%	1.77%	1.75%
Portfolio Turnover Rate	32%	50%	53%	73%	93%

(a) Per share amounts are based upon average shares outstanding.

(b) Total return does not reflect the effect of sales charges.

December 31, 2014	90	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Select Income Fund

	Class B
	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010
Net Asset Value, Beginning of Period	$23.32	$24.19	$21.83	$23.06	$19.96
Income/(Loss) from Operations:
Net investment income	0.59 (a)	0.78 (a)	0.75 (a)	1.16 (a)	1.45
Net realized and unrealized gain/(loss) on investments	3.10	0.12	3.18	(0.63)	3.50

Total from Investment Operations	3.69	0.90	3.93	0.53	4.95

Less Distributions:
From investment income	(0.60)	(0.97)	(1.42)	(1.76)	(1.85)
From capital gains	(1.22)	(0.80)	—	—	—
From return of capital	—	—	(0.15)	—	—

Total Distributions	(1.82)	(1.77)	(1.57)	(1.76)	(1.85)

Net Increase/(Decrease) in Net Asset Value	1.87	(0.87)	2.36	(1.23)	3.10

Net Asset Value, End of Period	$25.19	$23.32	$24.19	$21.83	$23.06

Total Return(b)	16.07%	3.72%	18.42%	2.31%	25.52%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$7,251	$8,688	$11,857	$16,165	$25,445
Ratios to Average Net Assets (excluding interest and dividends on short sales expense):
Net investment income	2.59%	3.28%	3.44%	5.42%	7.23%
Operating expenses	2.20%	2.19%	2.18%	2.19%	2.19%
Ratios to Average Net Assets (including interest and dividends on short sales expense):
Net investment income	2.37%	3.12%	3.20%	5.09%	6.93%
Operating expenses	2.42%	2.34%	2.42%	2.52%	2.50%
Portfolio Turnover Rate	32%	50%	53%	73%	93%

(a) Per share amounts are based upon average shares outstanding.

(b) Total return does not reflect the effect of sales charges.

See Notes to Financial Statements	91	December 31, 2014

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Select Income Fund

	Class C
	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010
Net Asset Value, Beginning of Period	$23.10	$23.99	$21.66	$22.91	$19.86
Income/(Loss) from Operations:
Net investment income	0.59 (a)	0.78 (a)	0.77 (a)	1.20 (a)	1.61
Net realized and unrealized gain/(loss) on investments	3.06	0.11	3.14	(0.68)	3.30

Total from Investment Operations	3.65	0.89	3.91	0.52	4.91

Less Distributions:
From investment income	(0.60)	(0.98)	(1.43)	(1.77)	(1.86)
From capital gains	(1.22)	(0.80)	—	—	—
From return of capital	—	—	(0.15)	—	—

Total Distributions	(1.82)	(1.78)	(1.58)	(1.77)	(1.86)

Net Increase/(Decrease) in Net Asset Value	1.83	(0.89)	2.33	(1.25)	3.05

Net Asset Value, End of Period	$24.93	$23.10	$23.99	$21.66	$22.91

Total Return(b)	16.07%	3.68%	18.47%	2.29%	25.46%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$271,510	$264,263	$308,131	$262,310	$275,529
Ratios to Average Net Assets (excluding interest and dividends on short sales expense):
Net investment income	2.61%	3.31%	3.53%	5.63%	7.60%
Operating expenses	2.20%	2.19%	2.18%	2.19%	2.19%
Ratios to Average Net Assets (including interest and dividends on short sales expense):
Net investment income	2.39%	3.16%	3.29%	5.30%	7.29%
Operating expenses	2.42%	2.34%	2.42%	2.52%	2.50%
Portfolio Turnover Rate	32%	50%	53%	73%	93%

(a) Per share amounts are based upon average shares outstanding.

(b) Total return does not reflect the effect of sales charges.

December 31, 2014	92	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Select Income Fund

	Advisor Class
	Year Ended December 31, 2014	Year Ended December 31, 2013(a)	Year Ended December 31, 2012	Year Ended December 31, 2011	Period Ended December 31, 2010(b)
Net Asset Value, Beginning of Period	$23.52	$24.39	$22.00	$23.24	$20.56
Income/(Loss) from Operations:
Net investment income	0.89 (c)	1.05 (c)	1.12 (c)	1.48 (c)	2.06
Net realized and unrealized gain/(loss) on investments	3.07	0.09	3.09	(0.73)	2.69

Total from Investment Operations	3.96	1.14	4.21	0.75	4.75

Less Distributions:
From investment income	(0.83)	(1.16)	(1.65)	(1.99)	(2.07)
From capital gains	(1.22)	(0.85)	—	—	—
From return of capital	—	—	(0.17)	—	—

Total Distributions	(2.05)	(2.01)	(1.82)	(1.99)	(2.07)

Net Increase/(Decrease) in Net Asset Value	1.91	(0.87)	2.39	(1.24)	2.68

Net Asset Value, End of Period	$25.43	$23.52	$24.39	$22.00	$23.24

Total Return	17.11%	4.68%	19.62%	3.31%	23.96	%(d)
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$32,459	$15,501	$11,852	$3,160	$2,212
Ratios to Average Net Assets (excluding interest and dividends on short sales expense):
Net investment income	3.74%	4.36%	4.97%	6.81%	11.92	%(e)
Operating expenses	1.31%	1.26%	1.19%	1.20%	1.23	%(e)
Ratios to Average Net Assets (including interest and dividends on short sales expense):
Net investment income	3.52%	4.21%	4.73%	6.48%	11.62	%(e)
Operating expenses	1.53%	1.41%	1.43%	1.53%	1.53	%(e)
Portfolio Turnover Rate	32%	50%	53%	73%	93	%(f)

(a) Prior to May 1, 2013, the Forward Select Income Fund Advisor Class was known as the Forward Select Income Fund Class M.

(b) The Fund began offering Advisor Class shares on February 1, 2010.

(c) Per share amounts are based upon average shares outstanding.

(d) Not Annualized.

(e) Annualized.

(f) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2010.

See Notes to Financial Statements	93	December 31, 2014

Financial Highlights

For a share outstanding throughout the period presented.

Forward Select Opportunity Fund

	Investor Class
	Period Ended December 31, 2014(a)
Net Asset Value, Beginning of Period	$28.86
Income/(Loss) from Operations:
Net investment income(b)	0.46
Net realized and unrealized loss on investments	(1.52	)(c)

Total from Investment Operations	(1.06)

Less Distributions:
From investment income	(0.54)
From capital gains	(2.42)

Total Distributions	(2.96)

Net Decrease in Net Asset Value	(4.02)

Net Asset Value, End of Period	$24.84

Total Return	(3.65	)%(d)
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$1,013
Ratios to Average Net Assets (excluding interest expense):
Net investment income including reimbursement/waiver	2.06	%(e)
Operating expenses including reimbursement/waiver	1.58	%(e)
Operating expenses excluding reimbursement/waiver	2.02	%(e)
Ratios to Average Net Assets (including interest expense):
Net investment income including reimbursement/waiver	2.00	%(e)
Operating expenses including reimbursement/waiver	1.64	%(e)
Operating expenses excluding reimbursement/waiver	2.08	%(e)
Portfolio Turnover Rate	181	%(f)

(a) The Fund began offering Investor Class shares on June 2, 2014.

(b) Per share amounts are based upon average shares outstanding.

(c) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and redemptions of Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(d) Not Annualized.

(e) Annualized.

(f) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2014.

December 31, 2014	94	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Select Opportunity Fund

	Institutional Class
	Year Ended December 31, 2014	Period Ended December 31, 2013(a)
Net Asset Value, Beginning of Period	$26.06	$25.00
Income/(Loss) from Operations:
Net investment income(b)	0.53	0.13
Net realized and unrealized gain on investments	1.40	1.16

Total from Investment Operations	1.93	1.29

Less Distributions:
From investment income	(0.74)	(0.11)
From capital gains	(2.42)	(0.12)

Total Distributions	(3.16)	(0.23)

Net Increase/(Decrease) in Net Asset Value	(1.23)	1.06

Net Asset Value, End of Period	$24.83	$26.06

Total Return	7.43%	5.19	%(c)
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$6,046	$9,749
Ratios to Average Net Assets (excluding interest expense):
Net investment income including reimbursement/waiver	1.96%	1.26	%(d)
Operating expenses including reimbursement/waiver	1.23%	1.23	%(d)
Operating expenses excluding reimbursement/waiver	1.59%	2.29	%(d)
Ratios to Average Net Assets (including interest expense):
Net investment income including reimbursement/waiver	1.90%	n/a
Operating expenses including reimbursement/waiver	1.29%	n/a
Operating expenses excluding reimbursement/waiver	1.65%	n/a
Portfolio Turnover Rate	181%	46	%(c)

(a) The Forward Select Opportunity Fund commenced operations on August 1, 2013. Prior to December 23, 2013, the Forward Select Opportunity Fund was known as the Forward Select Income Opportunity Fund.

(b) Per share amounts are based upon average shares outstanding.

(c) Not Annualized.

(d) Annualized.

See Notes to Financial Statements	95	December 31, 2014

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Select Opportunity Fund

	Class A
	Year Ended December 31, 2014	Period Ended December 31, 2013(a)
Net Asset Value, Beginning of Period	$26.05	$25.00
Income/(Loss) from Operations:
Net investment income(b)	0.41	0.13
Net realized and unrealized gain on investments	1.38	1.11

Total from Investment Operations	1.79	1.24

Less Distributions:
From investment income	(0.59)	(0.08)
From capital gains	(2.42)	(0.11)

Total Distributions	(3.01)	(0.19)

Net Increase/(Decrease) in Net Asset Value	(1.22)	1.05

Net Asset Value, End of Period	$24.83	$26.05

Total Return(c)	6.89%	4.98	%(d)
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$13,510	$14,521
Ratios to Average Net Assets (excluding interest expense):
Net investment income including reimbursement/waiver	1.54%	1.22	%(e)
Operating expenses including reimbursement/waiver	1.73%	1.73	%(e)
Operating expenses excluding reimbursement/waiver	2.09%	2.59	%(e)
Ratios to Average Net Assets (including interest expense):
Net investment income including reimbursement/waiver	1.48%	n/a
Operating expenses including reimbursement/waiver	1.79%	n/a
Operating expenses excluding reimbursement/waiver	2.15%	n/a
Portfolio Turnover Rate	181%	46	%(d)

(a) The Forward Select Opportunity Fund commenced operations on August 1, 2013. Prior to December 23, 2013, the Forward Select Opportunity Fund was known as the Forward Select Income Opportunity Fund.

(b) Per share amounts are based upon average shares outstanding.

(c) Total return does not reflect the effect of sales charges.

(d) Not Annualized.

(e) Annualized.

December 31, 2014	96	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the period presented.

Forward Select Opportunity Fund

	Class C
	Period Ended December 31, 2014(a)
Net Asset Value, Beginning of Period	$27.11
Income/(Loss) from Operations:
Net investment income(b)	0.32
Net realized and unrealized gain on investments	0.30

Total from Investment Operations	0.62

Less Distributions:
From investment income	(0.51)
From capital gains	(2.42)

Total Distributions	(2.93)

Net Decrease in Net Asset Value	(2.31)

Net Asset Value, End of Period	$24.80

Total Return(c)	2.30	%(d)
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$1,266
Ratios to Average Net Assets (excluding interest expense):
Net investment income including reimbursement/waiver	1.28	%(e)
Operating expenses including reimbursement/waiver	2.18	%(e)
Operating expenses excluding reimbursement/waiver	2.57	%(e)
Ratios to Average Net Assets (including interest expense):
Net investment income including reimbursement/waiver	1.22	%(e)
Operating expenses including reimbursement/waiver	2.24	%(e)
Operating expenses excluding reimbursement/waiver	2.63	%(e)
Portfolio Turnover Rate	181	%(f)

(a) The Fund began offering Class C shares on February 18, 2014.

(b) Per share amounts are based upon average shares outstanding.

(c) Total return does not reflect the effect of sales charges.

(d) Not Annualized.

(e) Annualized.

(f) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2014.

See Notes to Financial Statements	97	December 31, 2014

Notes to Financial Statements

1. Organization

Forward Funds (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of December 31, 2014, the Trust has 32 registered funds. This annual report describes 6 funds offered by the Trust (each a “Fund” and collectively, the “Funds”). The accompanying financial statements and financial highlights include the Forward Global Infrastructure Fund (“Global Infrastructure Fund”), the Forward International Real Estate Fund (“International Real Estate Fund”), the Forward Real Estate Fund (“Real Estate Fund”), the Forward Real Estate Long/Short Fund (“Real Estate Long/Short Fund”), the Forward Select Income Fund (“Select Income Fund”), and the Forward Select Opportunity Fund (“Select Opportunity Fund”).

The Global Infrastructure Fund seeks total return through capital appreciation and current income by investing primarily in global infrastructure-related securities issued by companies involved in the construction, development, financing or operation of infrastructure assets. The International Real Estate Fund seeks total return from both capital appreciation and current income through investing primarily in non-U.S. securities of real estate and real estate-related companies, including real estate investment trusts (“REITs”). The Real Estate Fund seeks income with capital appreciation as a secondary goal through investing primarily in securities of real estate companies, including REITs. The Real Estate Long/Short Fund seeks total return through a combination of high current income relative to equity investment alternatives plus long-term growth of capital through investing primarily in securities of issuers engaged primarily in the real estate industry, such as REITs, master limited partnerships and other real estate firms. The Select Income Fund seeks high current income and potential for modest long-term growth of capital through investing primarily in income-producing securities of companies in the real estate industry, such as REITs, master limited partnerships and other real estate firms. The Select Opportunity Fund seeks total return through current income and long-term capital appreciation by investing in equity, fixed income and hybrid securities.

Information presented in the accompanying Funds’ financial statements pertains to the Investor Class, Institutional Class, Class A, Class B, Class C and Advisor Class shares offered by the Trust.

Effective May 1, 2009, the Funds no longer offer for sale Class B shares of the Funds; and shareholders are no longer able to make new or additional investments in Class B shares. As of May 1, 2009, the current holders of Class B shares of the Fund will continue to be permitted to: hold their Class B shares until they are converted to Class A shares; exchange their Class B shares for Class B shares of another fund of the Trust that offers Class B shares, if any; automatically reinvest dividends in Class B shares; and make additional investments in other share classes of the Funds, subject to pricing and eligibility requirements of those other share classes.

All classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.

The International Real Estate Fund, the Real Estate Fund, the Real Estate Long/Short Fund, the Select Income Fund, and the Select Opportunity Fund may invest a substantial portion of assets in the securities of issuers engaged in the real estate industry, including REITs. The Global Infrastructure Fund invests a substantial portion of its assets in securities of issuers engaged in the infrastructure industry. As a result, the Funds may be more affected by economic and regulatory developments in these industries than would a fund not concentrating its investments in a particular sector.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Funds ultimately realize upon sale of the securities. Each Fund is considered an investment company for financial reporting purposes under GAAP. The financial statements have been prepared as of the close of the New York Stock Exchange (“NYSE”) on December 31, 2014.

Portfolio Valuation: Portfolio securities or contracts that are listed or traded on a national securities exchange, contract market or over-the-counter market and that are freely transferable are valued at the last reported sale price or a market’s official closing price on the valuation day. If there have been no sales that day, such securities or contracts are valued at the average of the last reported bid and ask price for long positions or ask prices for short positions. If no bid or ask prices are quoted before closing, such securities or contracts are valued either at the last available sale price or at fair value in accordance with procedures established by, and under the general supervision of, the Board of Trustees.

Debt securities that have an original maturity of more than 365 days or that are credit impaired are valued on the basis of the average of the latest bid

December 31, 2014	98

Notes to Financial Statements

and ask price. Debt securities that have an original maturity of less than 365 days and that are not credit impaired are valued as follows: (a) maturity of 61 to 365 days, on the basis of the average of the latest bid and ask price; and (b) maturity of 60 days or less, at amortized cost.

The Funds’ independent pricing vendors (approved by the Board of Trustees) use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing vendors may utilize a market-based approach through which quotes from market makers are used to determine value. In instances where sufficient market activity may not exist or is limited, the pricing vendors may also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the value.

In the event valuation information is not available from the Funds’ independent pricing vendors for a security held by a Fund, such security may be valued by alternate pricing methods, including the use of quotations obtained from dealers that make markets in such securities, or otherwise determined based on the fair value of such securities. To the extent that such securities do not trade on a valuation day and the last bid and ask prices are not available, the securities may be valued using matrix pricing or similar valuation methods from the Funds’ independent pricing vendors. Bonds that do not trade regularly tend to be less liquid, and their values may be determined based on alternate or fair valuation methods (approved by the Board of Trustees) more frequently than portfolio holdings that are more frequently traded.

Futures, options on futures and swap contracts that are listed or traded on a national securities exchange, commodities exchange, contract market or comparable over-the-counter market and that are freely transferable are valued at their closing settlement price on the exchange on which they are primarily traded or based upon the current settlement price for a like instrument acquired on the day on which the instrument is being valued. A settlement price may not be used if the market makes a limit move with respect to a particular commodity. Over-the-counter futures, options on futures and swap contracts for which market quotations are readily available are valued based on quotes received from independent pricing vendors or one or more dealers that make markets in such securities. If quotes are not available from an independent pricing vendor or dealers, over-the-counter futures and options on futures contracts are valued using fair valuation methodologies.

Options on securities and options on indices are valued using the last quoted sale price as of the close of the securities or commodities exchange on which they are traded. If there has been no sale that day, such securities are valued at the average of the last reported bid and ask prices on the valuation day for long positions or ask prices for short positions. Certain investments including options may trade in the over-the-counter market and generally are valued based on quotes received from independent pricing vendors or one or more dealers that make markets in such securities.

Portfolio securities that are traded on foreign securities exchanges are generally valued at the last reported sale or closing price of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. In such an event, the fair value of those securities is determined in good faith through consideration of other factors in accordance with procedures established by, and under the general supervision of, the Board of Trustees. Certain Funds will use a fair valuation model provided by independent pricing vendors, which is intended to reflect fair value when a security’s value is believed to have been materially affected by a valuation event that has occurred between the close of the exchange or market on which the security is traded and the close of the normal trading day of the NYSE, 4:00 p.m. Eastern Time. The Funds’ procedures set forth certain triggers that instruct when to use the fair valuation model. The value assigned to a security by the fair valuation model is a determination of fair value made under the Funds’ valuation procedures and under the supervision of the Board of Trustees. In such a case, a Fund’s value for a security may be different from the last sales price (or the latest closing price) and there is no guarantee that a fair valued security will be sold at the price at which a Fund is valuing the security.

Forward currency contracts have a market value determined by the prevailing daily foreign currency exchange rates and current foreign currency exchange forward rates. The foreign currency exchange forward rates are calculated using an automated system that estimates rates on the basis of the current day foreign currency exchange rates and forward foreign currency exchange rates supplied by a pricing vendor. Foreign exchange rates and forward foreign currency exchange rates may generally be obtained at the close of the NYSE, normally 4:00 p.m. Eastern Time.

Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies, which are priced as equity securities.

All other securities and other assets are carried at their fair value as determined in good faith using methodologies approved by the Board of

99	December 31, 2014

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Trustees. The valuation methodologies include: analysis of recent public transactions in securities or assets of the same class or that are highly similar; analysis of recent private transactions in securities or assets of the same class or that are highly similar; analysis of information that provides a reasonable basis for valuation, such as appraisals, analysts’ reports, and valuation models; and cost, if other valuation methods are not available.

Securities Transactions and Investment Income: Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales of securities are determined by the identified cost method. Interest income, adjusted for accretion of discounts and amortization of premiums, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as a Fund is informed of such dividends in the exercise of reasonable diligence. If applicable, any foreign capital gains taxes are accrued, net of unrealized gains, and are payable upon the sale of such investments.

Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE, normally 4:00 p.m. Eastern Time. The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed.

Debt Securities: Debt securities are affected primarily by the financial condition of the companies or other entities that have issued them and by changes in interest rates. There is a risk that an issuer of a Fund’s debt investments may not be able to meet its financial obligations (e.g., may not be able to make principal and/or interest payments when they are due or otherwise default on other financial terms) and/or go bankrupt. Lower rated debt securities, such as high-yield/high-risk bonds, are especially subject to credit risk during periods of economic uncertainty or during economic downturns and are more likely to default on their interest and/or principal payments than higher rated debt securities. Debt securities with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt securities with shorter durations. The value of debt securities may fall when interest rates rise. Given the current historically low interest rate environment, the risks associated with rising interest rates are heightened and future increases in interest rates may result in periods of dramatic volatility and may negatively impact the value of debt securities. The liquidity of the market for debt securities may decrease during periods of increased volatility. Additionally, new regulations applicable to and changing business practices of broker-dealers that make markets in debt securities may result in those broker-dealers restricting their market making activities for certain debt securities, which may reduce the liquidity and increase the volatility of such debt securities.

Exchange-Traded Funds (“ETFs”): Certain Funds may invest in ETFs, which are funds whose shares are traded on a national securities exchange. ETFs may be based on underlying equity or fixed income securities, as well as commodities or currencies. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.” The investor purchasing a creation unit then sells the individual shares on a secondary market. Although similar diversification benefits may be achieved through an investment in another investment company, ETFs generally offer greater liquidity and lower expenses. Because an ETF incurs its own fees and expenses, shareholders of a Fund investing in an ETF will indirectly bear those costs. Such Funds will also incur brokerage commissions and related charges when purchasing or selling shares of an ETF. Unlike typical investment company shares, which are valued once daily, shares in an ETF may be purchased or sold on a securities exchange throughout the trading day at market prices that are generally close to the net asset value of the ETF.

Foreign Securities: Certain Funds may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. These risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Master Limited Partnerships (“MLPs”): Certain Funds may invest in MLPs, which are limited partnerships in which ownership units are publicly traded. MLPs often own interests in properties or businesses that are related to the oil and gas industries, although MLPs may invest in other types of investments. Generally, a MLP is operated under the supervision of one or more managing general partners. Limited partners (such as a Fund investing in a MLP) are not involved in the day-to-day management of the partnership.

Investments in MLPs are generally subject to many of the risks that apply to partnerships. For example, holders of units of a MLP may have limited control and limited voting rights on matters affecting the partnership. There may be fewer corporate protections afforded investors in a MLP than investors in a corporation, and conflicts of interest may exist among unit holders and the general partner of a MLP. MLPs that concentrate in a

December 31, 2014	100

Notes to Financial Statements

particular industry or region are subject to risk associated with such industry or region. Investments held by MLPs may be illiquid. MLP unit prices may be more volatile than securities of larger or more broadly based companies.

Unlike most corporations, MLPs do not pay income tax but instead pass through their taxable income to unit holders who are required to report their allocable share of a MLP’s taxable income. A MLP’s distribution to unit holders may exceed the unit holder’s share of the MLP’s taxable income, and a portion of the distribution may represent a return of capital. If a Fund invests in a MLP that makes a return of capital, a portion of the Fund’s distribution to shareholders may also represent a return of capital.

Real Estate Investment Trusts: Certain Funds invest a substantial portion of their assets in REITs and are subject to certain risks associated with direct investments in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. There is no guarantee that the REITs held by the Funds will continue to pay dividends. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”), or its failure to maintain exemption from registration under the 1940 Act.

Short Sales: Certain Funds may sell securities short. Short sales are transactions in which a Fund sells a security that it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, a Fund must borrow the security to deliver to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it in the open market at some later date. The Fund bears the risk of a loss if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in value between those dates. There can be no assurance that securities necessary to cover a short position will be available for purchase. All short sales must be fully collateralized. The Fund maintains collateral consisting of cash, U.S. Government securities or other liquid assets in an amount at least equal to the market value of their respective short positions. The Fund is liable for any dividends or interest payable on securities while those securities are in a short position. The Fund typically intends to hold securities sold short for the short term; therefore, they are excluded from the purchases and sales of investments in Note 7 and the Fund’s Portfolio Turnover Calculation in the Financial Highlights. As of December 31, 2014, the Real Estate Long/Short Fund and the Select Income Fund held securities sold short with a market value of $10,414,160 and $139,080,400, respectively. No other Funds held securities sold short as of December 31, 2014.

Fair Value Measurements: A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of each Fund’s investments as of the reporting period end. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1—Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date.

Level 2—Quoted prices in markets which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability. The Board of Trustees has approved independent pricing vendors that calculate fair valuations of international equity securities based on a number of factors that appear to correlate to the movements in the U.S. markets.

Level 3—Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

101	December 31, 2014

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The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of December 31, 2014:

Investments in Securities	Level 1	Level 2	Level 3	Total
Global Infrastructure Fund
Common Stocks(a)	$89,265,555	—	—	$89,265,555
Limited Partnerships(a)	1,186,800	—	—	1,186,800
Preferred Stocks(a)	949,974	—	—	949,974

Total	$91,402,329	—	—	$91,402,329

International Real Estate Fund
Common Stocks
Australia	$2,878,347	$5,891,469	—	$8,769,816
China	301,754	490,004	—	791,758
Finland	—	2,219,959	—	2,219,959
France	2,909,763	1,803,404	—	4,713,167
Hong Kong	11,449,729	16,971,188	—	28,420,917
Japan	37,970	7,533,787	—	7,571,757
Netherlands	—	3,232,144	—	3,232,144
Philippines	598,585	789,756	—	1,388,341
Singapore	1,201,827	1,922,412	—	3,124,239
Sweden	—	1,674,022	—	1,674,022
United Kingdom	2,467,871	9,598,747	—	12,066,618
Other(a)	3,363,096	—	—	3,363,096

Total	$25,208,942	$52,126,892	—	$77,335,834

Real Estate Fund
Common Stocks(a)	$84,645,280	—	—	$84,645,280

Total	$84,645,280	—	—	$84,645,280

Real Estate Long/Short Fund
Common Stocks
REITs-Healthcare	$5,203,304	$750,000	—	$5,953,304
Other(a)	60,369,141	—	—	60,369,141
Convertible Preferred Stocks(a)	1,404,700	—	—	1,404,700
Preferred Stocks(a)	7,876,575	—	—	7,876,575
Rights	2,947	—	—	2,947
Corporate Bonds(a)	—	767,250	—	767,250

Total	$74,856,667	$1,517,250	—	$76,373,917

Select Income Fund
Common Stocks
REITs-Residential	$11,125,996	$4,392,500	—	$15,518,496
REITs-Healthcare	61,505,128	23,625,000	—	85,130,128
Other(a)	488,276,372	—	—	488,276,372
Convertible Preferred Stocks(a)	97,518,345	—	—	97,518,345
Preferred Stocks(a)	820,715,298	—	—	820,715,298
Contingent Convertible Securities(a)	—	23,220,675	—	23,220,675
Corporate Bonds(a)	—	63,777,113	—	63,777,113

Total	$1,479,141,139	$115,015,288	—	$1,594,156,427

December 31, 2014	102

Notes to Financial Statements

Investments in Securities	Level 1	Level 2	Level 3	Total
Select Opportunity Fund
Common Stocks(a)	$12,967,631	—	—	$12,967,631
Limited Partnerships(a)	320,800	—	—	320,800
Preferred Stocks(a)	6,599,362	—	—	6,599,362
Contingent Convertible Securities(a)	—	$1,939,000	—	1,939,000
Corporate Bonds(a)	—	837,000	—	837,000

Total	$19,887,793	$2,776,000	—	$22,663,793

a) For detailed descriptions of industry or country see the accompanying Portfolio of Investments.

Other Financial Instruments(a)	Level 1	Level 2	Level 3	Total
Global Infrastructure Fund
Assets
Futures Contracts	$195,424	—	—	$195,424

Total	$195,424	—	—	$195,424

Real Estate Long/Short Fund
Liabilities
Securities Sold Short
Common Stocks	$(7,138,499)	—	—	$(7,138,499)
Exchange-Traded Funds	(3,275,661)	—	—	(3,275,661)
Options Written	(147,900)	—	—	(147,900)

Total	$(10,562,060)	—	—	$(10,562,060)

Select Income Fund
Liabilities
Securities Sold Short
Exchange-Traded Funds	$(139,080,400)	—	—	$(139,080,400)

Total	$(139,080,400)	—	—	$(139,080,400)

(a) Other financial instruments are derivative instruments reflected in the schedules to the Portfolio of Investments, such as written options, futures contracts and short sales.

The Funds recognize transfers between levels as of the beginning of the annual period in which the transfer occurred. As of December 31, 2014, the only transfer of a security from Level 2 to Level 1 was for a security in the Select Income Fund as follows:

	Level 1		Level 2
Select Income Fund	Transfer In	Transfers (Out)	Transfer In	Transfers (Out)
Preferred Stocks	$6,230,000	—	—	$(6,230,000)

Total	$6,230,000	—	—	$(6,230,000)

The above transfer was due to the availability of a quoted market price becoming available since December 31, 2013. As of December 31, 2014 the only transfers of securities from Level 1 to Level 2 was for the International Real Estate Fund due to the utilization of a fair valuation model provided by the Funds’ independent pricing vendor. The Funds’ procedures set forth certain triggers which instruct when to use the fair valuation model, and the value assigned to a security by the fair valuation model is a determination of fair value made under the Funds’ valuation procedures and under the supervision of the Board of Trustees. No other Funds had transfers from Level 1 and Level 2 securities.

103	December 31, 2014

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As of December 31, 2014, the Funds did not have transfers between the fair value levels designated in the preceding table and unobservable inputs (Level 3) used in determining fair value. Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

Derivative Instruments and Hedging Activities: The following discloses the Funds’ use of derivative instruments and hedging activities.

The Funds’ investment objectives not only permit the Funds to purchase investment securities but also allow certain Funds to enter into various types of derivative contracts, including, but not limited to, futures contracts, forward currency contracts, and purchased and written option contracts. In doing so, the Funds will employ strategies in differing combinations to permit them to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity or debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors: In pursuit of their investment objectives, certain Funds may use derivatives that increase or decrease a Fund’s exposure to the following market risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk: Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the value of the foreign currency denominated security will increase as the dollar depreciates against the currency.

Interest Rate Risk: Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase the value of such investments. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Risk of Investing in Derivatives: The Funds’ use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Funds are using derivatives to decrease or hedge exposures to market risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected, resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Funds to increase their market value exposure relative to their net assets and can substantially increase the volatility of the Funds’ performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Typically, the associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to settle the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Futures: Certain Funds may invest in futures contracts in accordance with their investment objectives. Each Fund does so for a variety of reasons, including for cash management, hedging or non-hedging purposes in an attempt to achieve investment returns consistent with the Fund’s investment objective. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Futures transactions may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. There can be no

December 31, 2014	104

Notes to Financial Statements

assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, a Fund could be exposed to risk if the counterparties to the contracts are unable to meet the terms of their contracts. With exchange-traded futures, there is minimal counterparty credit risk to the Funds since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of liquid assets (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to a Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each day a Fund may pay or receive cash, called “variation margin,” equal to the daily change in value of the futures contract. Such payments or receipts are recorded for financial statement purposes as unrealized gains or losses by a Fund. Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between a Fund and the broker of the amount one would owe the other if the futures contract expired. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. As of December 31, 2014, the Global Infrastructure Fund held futures contracts outstanding with an unrealized gain of $195,424. No other Funds held futures contracts as of December 31, 2014.

Option Writing/Purchasing: Certain Funds may write or purchase option contracts to adjust risk and return of their overall investment positions. When a Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options that expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on affecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase, or proceeds from the sale, in determining whether the Fund has realized a gain or loss on investment transactions. Risks from entering into option transactions arise from the potential inability of counterparties to meet the terms of the contracts, the potential inability to enter into closing transactions because of an illiquid secondary market and unexpected movements in security values. As of December 31, 2014, the Real Estate Long/Short Fund held written options with a market value of $147,900.

Written option activity for the year ended December 31, 2014 was as follows:

	Written Call Options
Real Estate Long/Short Fund	Number of Contracts	Contract Premium
Outstanding, at beginning of year December 31, 2013	(400)	$(31,039)

Options written	(993)	(155,534)
Options exercised or closed	1,109	130,409
Options expired	—	—

Outstanding, December 31, 2014	(284)	$(56,164)

No other Funds held written options and the Funds held no purchased options as of December 31, 2014.

The values in the following tables exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not necessarily representative of the Funds’ net exposure. Cash held as collateral is in a segregated account with the Funds’ custodian and is reflected in the Statement of Assets and Liabilities.

Balance Sheet – Fair Value of Derivative Instruments as of December 31, 2014(a):

Derivatives not Accounted for as Hedging Instruments	Asset Derivatives Balance Sheet Location	Fair Value	Liabilities Derivatives Balance Sheet Location	Fair Value
Global Infrastructure Fund
Equity Contracts (Futures Contracts)	Variation margin receivable	$195,424		—

Total		$195,424		—

Real Estate Long/Short Fund
Equity Contracts (Options Written)		—	Options written, at value	$147,900

Total		—		$147,900

105	December 31, 2014

Notes to Financial Statements

(a) For open derivative instruments as of December 31, 2014, see the Portfolio of Investments. The Portfolio of Investments is representative of the activity for the year ended December 31, 2014.

The gains/(losses) in the following table are included in “Net realized gain/(loss)” or “Net change in unrealized gain/(loss)” on the Statement of Operations.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2014:

Derivatives not Accounted for as Hedging Instruments	Location of Gains/(Loss) on Derivatives Recognized in Income	Realized Gain/(Loss) on Derivatives Recognized in Income	Change in Unrealized Gain/(Loss) on Derivatives Recognized in Income
Global Infrastructure Fund
Equity Contracts (Futures Contracts)	Net realized loss on futures contracts/Net change in unrealized appreciation on futures contracts	$(149,925)	$195,424

Total		$(149,925)	$195,424

Real Estate Long/Short Fund
Equity Contracts (Options Purchased)	Net realized gain on investments/Net change in unrealized appreciation/(depreciation) on investments	$(155,304)	$87,819
Equity Contracts (Options Written)	Net realized loss on written option contracts/Net change in unrealized depreciation on written option contracts	(19,775)	(28,775)

Total		$(175,079)	$59,044

Select Income Fund
Equity Contracts (Options Purchased)	Net realized gain on investments/Net change in unrealized appreciation/(depreciation) on investments	$318,328	$(263,390)

Total		$318,328	$(263,390)

Select Opportunity Fund
Equity Contracts (Options Purchased)	Net realized gain on investments	$(50,182)	—

Total		$(50,182)	—

Certain derivative contracts are executed under either standardized netting agreements or, for exchange-traded derivatives, the relevant contracts for a particular exchange which contain enforceable netting provisions. A derivative netting arrangement creates an enforceable right of set-off that becomes effective and affects the realization of settlement on individual assets, liabilities and collateral amounts, only following a specified event of default or early termination. Default events may include the failure to make payments or deliver securities timely, material adverse changes in financial condition or insolvency, the breach of minimum regulatory capital requirements, or loss of license, charter or other legal authorization necessary to perform under the contract. There were no derivative financial instruments that are subject to enforceable netting arrangements or other similar agreements as of December 31, 2014.

Warrants: Certain Funds may invest in warrants. A Fund may purchase warrants issued by domestic and foreign companies to purchase newly created equity securities consisting of common and preferred stock. Warrants are securities that give the holder the right, but not the obligation, to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a certain date or during a set period. The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant.

Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a speculative investment. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price

December 31, 2014	106

Notes to Financial Statements

movements in the underlying security are generally magnified in the price movements of the warrant.

The leveraging effect enables the investor to gain exposure to the underlying security with a relatively low capital investment. This leveraging increases an investor’s risk, as a complete loss of the amount invested in the warrant may result in the event of a decline in the value of the underlying security. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant, a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants generally pay no dividends and confer no voting or other rights other than to purchase the underlying security. As of December 31, 2014, the Funds held no warrants.

Cash Management Transactions: The Funds may hold cash balances in bank demand deposit accounts with the Funds’ custodian, Citibank, N.A. (“Citibank”). Such amounts are readily accessible to purchase investments or pay Fund expenses. The Funds consider liquid assets deposited in a bank demand deposit account to be cash equivalents. Cash and cash equivalents are valued at cost plus any accrued interest. The Funds may maintain demand deposit accounts that have an aggregate value in excess of Federal Deposit Insurance Corporation (FDIC) insurance limits. As a result, the Funds may be exposed to credit risk in the event of insolvency or other failure of Citibank to meet its obligations.

Leverage: The Real Estate Long/Short Fund, the Select Income Fund and the Select Opportunity Fund may purchase securities with borrowed money, including bank overdrafts (a form of leverage). The Funds may borrow amounts up to one-third of the value of their assets. Leverage exaggerates the effect on the net asset value of any increase or decrease in the market value of the Fund’s portfolio securities. These borrowings will be subject to interest costs, which may or may not be recovered by appreciation of the securities purchased. In certain cases, interest costs may exceed the return received on the securities purchased.

The Real Estate Long/Short Fund, the Select Income Fund and the Select Opportunity Fund maintain separate lines of credit with BNP Paribas (acting through its New York Branch). The Funds are charged interest of 1.20% above the one-month London Interbank Offered Rate (“LIBOR”) rate for borrowing under these agreements.

The Real Estate Long/Short Fund and the Select Income Fund maintained separate lines of credit with Bank of America Merrill Lynch. The Funds were charged interest of 1.00% above the one-month LIBOR rate for borrowing under the agreements and were charged a commitment fee on the average daily undrawn balance of the line of credit at the rate of 0.45% per annum. The Real Estate Long/Short Fund and the Select Income Fund terminated their line of credit agreements with Bank of America Merrill Lynch on July 18, 2014 and June 27, 2014, respectively. The Real Estate Long/Short Fund and the Select Income Fund may seek to establish lines of credit with other lenders.

The Real Estate Long/Short Fund, the Select Income Fund, and the Select Opportunity Fund have each pledged a portion of their investment securities as the collateral for their lines of credit. As of December 31, 2014, the value of the investment securities pledged as collateral and the borrowed amounts on the lines of credit were as follows:

Fund	Collateral Pledged	Borrowed Amounts
Real Estate Long/Short Fund	$22,846,968	$10,605,436
Select Income Fund	270,560,088	67,048,570
Select Opportunity Fund	6,963,390	1,501,251

The average interest rate charged and the average outstanding loan payable for the year ended December 31, 2014 were as follows:

Fund	Average Interest Rate	Average Outstanding Loan Payable
Real Estate Long/Short Fund	1.330%	$11,356,850
Select Income Fund	1.173%	131,628,656
Select Opportunity Fund	1.355%	2,085,471

Distributions to Shareholders: Dividends from net investment income, if any, are declared and paid quarterly for the Funds. For all Funds, net realized capital gains, if any, are normally distributed annually in December, and a spillover capital gain distribution, if any, may be distributed annually in June. There is no guarantee the Funds will continue paying dividends.

Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from GAAP. Therefore, the source of the Funds’ distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain or from paid in capital depending upon the type of book/tax differences that may exist.

Based on information provided by the REITs, the Funds recharacterize distributions received from REIT investments into the following categories: ordinary income, long-term capital gains, and return of capital. If information is not available on a timely basis from the REITs, the

107	December 31, 2014

Notes to Financial Statements

recharacterization will be estimated based on available information that may include the previous year’s allocation. If new or additional information becomes available from the REITs at a later date, a recharacterization will be made in the following annual financial reporting period. There is no guarantee that the REITS held by the Funds will continue to pay dividends. The Funds record as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as long-term capital gain in the Statement of Operations, and the amount recharacterized as a return of capital as a reduction to the cost of investments in the Statement of Assets and Liabilities and in the Portfolio of Investments. These recharacterizations are reflected in the accompanying financial statements.

Federal Income Taxes: The Trust treats each Fund as a separate entity for Federal income tax purposes. Each Fund intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Code. By so qualifying, each Fund will not be subject to Federal income taxes to the extent that it distributes substantially all of its taxable or tax-exempt income, if any, for its tax year ending December 31. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, each Fund will not be subject to a Federal excise tax. Therefore, no provision is made by the Funds for Federal income or excise taxes. Withholding taxes on foreign dividends are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses, short-term capital gains and losses, capital losses related to wash sales, unrealized appreciation of certain investments in non-U.S. securities, and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Funds for financial reporting purposes. The Funds may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

As of and during the year ended December 31, 2014, and for all open tax years, the Funds did not have a liability for any unrecognized tax benefits in the accompanying financial statements. The Funds recognize the interest and penalties, if any, related to the unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Funds did not incur any interest or penalties. Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Expenses: Expenses that are specific to a Fund or class of shares of a Fund are charged directly to that Fund or share class. Expenses that are common to all Funds generally are allocated among the Funds in proportion to their average daily net assets. For Funds offering multiple share classes, all of the realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class in proportion to its average daily net assets. Fees provided under the distribution (Rule 12b-1 of the 1940 Act) and/or shareholder services plans for a particular class of a Fund are charged to the operations of such class.

ReFlow Transactions: Certain Funds may participate in ReFlow, a program designed to provide an alternative liquidity source for mutual funds experiencing redemptions of their shares. In order to pay cash to shareholders who redeem their shares on a given day, a mutual fund typically must hold cash in its portfolio, liquidate portfolio securities, or borrow money, all of which impose certain costs on the fund. ReFlow provides participating mutual funds with another source of cash by standing ready to purchase shares from a fund equal to the amount of the fund’s net redemptions on a given day. ReFlow then generally redeems those shares when the fund experiences net sales. In return for this service, the fund will pay a fee to ReFlow at a rate determined by a daily auction with other participating mutual funds. The costs to a Fund for participating in ReFlow are generally expected to be influenced by and comparable to the cost of other sources of liquidity, such as the Fund’s short-term lending arrangements or the costs of selling portfolio securities to meet redemptions. ReFlow is prohibited from acquiring more than 3% of the outstanding voting securities of any Fund, but in no case will ReFlow’s position in any Fund exceed $15 million.

ReFlow Services, LLC (“ReFlow Services”), the entity which facilitates the day-to-day operations of ReFlow, is under common control with Forward Management, LLC, the investment advisor to the Funds (the “Advisor” or “Forward Management”). In light of this, the Board of Trustees has adopted certain procedures to govern the Funds’ participation in ReFlow. ReFlow fees that were incurred by the Funds during the year ended December 31, 2014 are recorded in the Statement of Operations.

December 31, 2014	108

Notes to Financial Statements

3. Investment Management Services

The Trust has entered into an investment management agreement with Forward Management pursuant to which Forward Management provides investment management services to the Funds and is entitled to receive a fee calculated daily and payable monthly at the following annual rates, as of December 31, 2014, based on each Fund’s average daily net assets:

Fund	Advisory Fee
Global Infrastructure Fund	0.90%

International Real Estate Fund	1.00%

Real Estate Fund	0.85% up to and including $100 million
0.80% over $100 million up to and including $500 million
0.70% over $500 million

Real Estate Long/Short Fund	1.00%

Select Income Fund	1.00%

Select Opportunity Fund	1.00%

Expense Limitations: Forward Management has entered into an Expense Limitation Agreement with the Select Opportunity Fund, which limits the total expenses (exclusive of brokerage costs, interest, taxes, dividends, acquired fund fees and expenses, and extraordinary expenses) of certain classes of the Fund, through a specified date. In addition, Forward Management may voluntarily reimburse additional expenses of certain classes of the Fund. Following are the annual expense limitation rates and expiration dates for the Fund:

Fund	Investor Class	Institutional Class	Class A	Class C	Advisor Class	End Date
Select Opportunity Fund	1.58%	1.23%	1.73%	2.18%	N/A	April 30, 2015

Pursuant to the Expense Limitation Agreement, the Fund will reimburse Forward Management for any fee waivers and expense reimbursements made by Forward Management, provided that any such reimbursements made by the Fund to Forward Management will not cause the Fund’s expense limitation to exceed the expense limitation in existence at the time the expenses were incurred or at the time of the reimbursement, whichever is lower, and the reimbursement is made within three years following the year in which the expenses were incurred.

For the year ended December 31, 2014, the fee waivers and/or reimbursements were as follows:

Fund	Fees Waived/ Reimbursed by Advisor	Recoupment of Past Waived Fees by Advisor	Total
International Real Estate Fund(a)
Investor Class	—	—	—
Institutional Class	$6,829	—	$6,829
Class A	4,963	—	4,963
Class C	2,134	—	2,134
Advisor Class	653	—	653
Real Estate Fund
Investor Class	—	$(8,810)	(8,810)
Institutional Class	—	—	—
Class A	—	—	—
Class C	—	(329)	(329)

109	December 31, 2014

Notes to Financial Statements

For the year ended December 31, 2014, the fee waivers and/or reimbursements were as follows (continued):

Fund	Fees Waived/ Reimbursed by Advisor	Recoupment of Past Waived Fees by Advisor	Total
Select Opportunity Fund
Investor Class	$2,103	—	$2,103
Institutional Class	42,546	—	42,546
Class A	46,586	—	46,586
Class C	3,700	—	3,700

(a) Prior to April 30, 2014, Forward Management had an Expense Limitation Agreement with the International Real Estate Fund.

As of December 31, 2014, the balances of recoupable expenses for each Fund were as follows:

Fund	2012	2013	2014	Total
International Real Estate Fund
Investor Class	—	—	—	—
Institutional Class	$7,899	—	$6,829	$14,728
Class A	—	—	4,963	4,963
Class C	7,702	—	2,134	9,836
Advisor Class	335	—	653	988
Select Opportunity Fund
Investor Class	N/A	N/A	2,103	2,103
Institutional Class	N/A	$37,598	42,546	80,144
Class A	N/A	23,259	46,586	69,845
Class C	N/A	N/A	3,700	3,700

4. Distribution and Shareholder Services Plans

The Funds have adopted Distribution Plans (the “Distribution Plans”) pursuant to Rule 12b-1 of the 1940 Act that allow each of the Funds to pay for the sale and distribution of its shares at an annual rate of up to the following amounts based on each Fund’s daily average net assets:

Fund	Investor Class	Class A	Class B	Class C
Global Infrastructure Fund	0.25%	0.35%	0.75%	0.75%
International Real Estate Fund	0.25%	0.35%	N/A	0.75%
Real Estate Fund	0.25%	0.35%	N/A	0.75%
Real Estate Long/Short Fund	0.25%	0.35%	0.75%	0.75%
Select Income Fund	0.25%	0.35%	0.75%	0.75%
Select Opportunity Fund	0.25%	0.35%	N/A	0.75%

December 31, 2014	110

Notes to Financial Statements

The Funds have adopted a shareholder services plan (the “Shareholder Services Plan”) with respect to certain Funds. Under the Shareholder Services Plan, a Fund is authorized to pay third party service providers for non-distribution related services to shareholders. Payments under the Shareholder Services Plan are calculated daily and paid monthly and are not to exceed the following annual rates:

Fund	Investor Class	Institutional Class	Class A	Class B	Class C	Advisor Class
Global Infrastructure Fund	0.15%	0.05%	0.20%	0.25%	0.25%	0.10%
International Real Estate Fund	0.15%	0.05%	0.20%	N/A	0.25%	0.10%
Real Estate Fund	0.15%	0.05%	0.20%	N/A	0.25%	N/A
Real Estate Long/Short Fund	0.15%	0.05%	0.20%	0.25%	0.25%	0.10%
Select Income Fund	0.15%	0.05%	0.20%	0.25%	0.25%	0.10%
Select Opportunity Fund	0.15%	0.05%	0.20%	N/A	0.25%	N/A

The expenses of the Distribution Plans and the Shareholder Services Plan are reflected as distribution and service fees in the Statement of Operations.

Administrator, Custodian, Distributor, Dividend Paying Agent & Transfer Agent

ALPS Fund Services, Inc. (“AFS”) serves as the Funds’ administrator, transfer agent and dividend paying agent.

Citibank is the Funds’ custodian.

Forward Securities, LLC (the “Distributor”) serves as the Funds’ distributor. The Distributor acts as an agent for the Funds and the distributor of their shares.

5. Trustee and Officer Fees

The Funds do not pay any compensation directly to the officers or trustees who are also trustees, officers or employees of Forward Management or its affiliates, except as noted below. As of December 31, 2014, there were seven Trustees, six of whom are not “interested persons” of the Trust within the meaning of that term under the 1940 Act (each, an “Independent Trustee”). The Funds pay each Independent Trustee a retainer fee in the amount of $35,000 per year. The Funds pay each Independent Trustee the amount of: $12,500 for attendance in person at a regular meeting and $9,000 for attendance by telephone at a regular meeting; $5,000 for attendance in person or by video conference at a special meeting that is not held in conjunction with a regular meeting (prior to April 1, 2014 the fee was $3,000) and $3,000 for attendance by telephone at a special meeting that is not held in conjunction with a regular meeting (prior to April 1, 2014 the fee was $2,250); and $1,500 per day for participation in Trust-related meetings not held in conjunction with a meeting (prior to April 1, 2014 the fee was $1,000). The Chairman of the Board of Trustees, the Chairman of the Audit Committee and the Chairman of the Nominating Committee each receive a special retainer fee in the amount of $15,000, $12,500 and $7,500, respectively per year (prior to April 1, 2014, the Chairman of the Board of Trustees and the Chairman of the Audit Committee each received a special retainer fee in the amount of $10,000 and $10,000, respectively). The interested Trustee receives no compensation from the Funds. In addition, Independent Trustees receive reimbursements for reasonable out-of-pocket expenses incurred for their services as a Trustee.

The Funds’ Chief Compliance Officer is employed by Forward Management. The Funds pay an allocated portion of the Chief Compliance Officer’s compensation and other related expenses, subject to approval by the Board of Trustees.

6. Indemnifications

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties with respect to the Funds. In addition, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with vendors and others that provide general indemnification. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust and/or the Funds. Based on experience, however, the Funds expect the risk of loss to be remote.

111	December 31, 2014

Notes to Financial Statements

7. Purchases and Sales of Investments

Investment transactions for the year ended December 31, 2014, excluding U.S. Government Obligations, short-term investments and short sales, were as follows:

Fund	Cost of Investments Purchased	Proceeds from Investments Sold
Global Infrastructure Fund	$136,172,178	$122,945,030
International Real Estate Fund	251,834,562	329,077,965
Real Estate Fund	71,796,081	80,600,648
Real Estate Long/Short Fund	35,719,536	54,520,177
Select Income Fund	530,053,778	758,153,347
Select Opportunity Fund	46,333,727	44,164,760

8. Tax Basis Information

Reclassifications: At December 31, 2014, permanent differences in book and tax accounting were reclassified. These differences had no effect on net assets and were primarily attributed to differences in the treatment of foreign currency, the treatment of net investment loss, and the treatment of certain other investments. These reclassifications were as follows:

Fund	Increase/(Decrease) Paid-in Capital	Increase/(Decrease) Accumulated Net Investment Income/(Loss)	Decrease Accumulated Net Realized Gain/(Loss)
Global Infrastructure Fund	$(23)	$409,609	$(409,586)
International Real Estate Fund	(2)	3,618,328	(3,618,326)
Real Estate Long/Short Fund	41,176	(18,795)	(22,381)
Select Income Fund	319,850	(164,031)	(155,819)
Select Opportunity Fund	(1,105)	182,580	(181,475)

Tax Basis of Investments: As of December 31, 2014, the aggregate cost of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation/(depreciation) for Federal tax purposes was as follows:

Fund	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Global Infrastructure Fund	$89,105,550	$7,632,131	$(5,335,352)	$2,296,779
International Real Estate Fund	81,236,200	2,146,131	(6,046,497)	(3,900,366)
Real Estate Fund	64,385,615	21,390,976	(1,131,311)	20,259,665
Real Estate Long/Short Fund	56,964,303	21,853,468	(2,443,854)	19,409,614
Select Income Fund	1,380,230,523	267,173,105	(53,247,201)	213,925,904
Select Opportunity Fund	23,683,141	1,000,357	(2,019,705)	(1,019,348)

Capital Losses: As of December 31, 2014, the following Funds had available for Federal income tax purposes unused capital losses as follows:

Pre-Enactment Capital Losses

Fund	Expiring in 2015	Expiring in 2016	Expiring in 2017	Expiring in 2018
Global Infrastructure Fund	—	$3,342,497	$30,182,432	$24,061,967
International Real Estate Fund	$319,827	67,712,152	60,639,639	3,986,802
Real Estate Fund(a)	—	1,123,334	—	—
Real Estate Long/Short Fund	—	53,630,252	107,182,629	—

December 31, 2014	112

Notes to Financial Statements

Capital loss carryovers used during the year ended December 31, 2014 were:

Fund	Amount
Global Infrastructure Fund	$(6,539,710)
Real Estate Fund	(561,666)
Real Estate Long/Short Fund	(5,949,489)

(a) Subject to limitations under §382 of the code.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (“the Act”) was enacted. Certain of the enacted provisions include:

Post-enactment losses may now be carried forward indefinitely, but must retain the character of the original loss. However, such losses must be utilized prior to the pre-enactment capital loss, which increases the likelihood that the pre-enactment capital losses will expire unused. Under the pre-enactment law, capital losses could be carried forward for eight years and carried forward as short-term capital losses irrespective of the character of the original loss. The Act contains simplification provisions, which are aimed at preventing disqualification of a Regulated Investment Company (“RIC”) for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Act exempts RICs from the preferential dividend rule and repeals the 60-day designation requirement for certain types of pay-through income and gains.
Finally, the Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Post-Enactment Capital Losses(a)

Capital losses as of December 31, 2014 deferred to the next tax year were as follows:

Fund	Short-Term	Long-Term
International Real Estate Fund	$8,765,171	$5,647,229

The Funds elect to defer to the period ending December 31, 2015 capital losses and late-year ordinary losses recognized during the period November 1, 2014 to December 31, 2014 in the amount of:

Fund	Capital Losses Total	Ordinary Losses Total
Global Infrastructure Fund	$425,532	$145,778
International Real Estate Fund	843,830	—
Real Estate Long/Short Fund	341,374	33,611
Select Opportunity Fund	59,152	1,536

(a) Post-Enactment Capital Losses arose in fiscal years beginning after December 22, 2010 and exclude any elective late-year capital losses (during the period November 1 to December 31) deferred for the current fiscal year. As a result of the enactment of the Act, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term losses rather than being considered all short-term as under previous law.

113	December 31, 2014

Notes to Financial Statements

Tax Basis of Distributable Earnings: At December 31, 2014, the following components of accumulated earnings on a tax basis were as follows:

	Global Infrastructure Fund	International Real Estate Fund	Real Estate Fund	Real Estate Long/Short Fund
Post-October losses	$(425,532)	$(843,830)	—	$(341,374)
Late year ordinary losses	(145,778)	—	—	(33,611)
Accumulated capital loss carryforwards	(57,586,896)	(147,070,820)	$(1,123,334)	(160,812,881)
Undistributed ordinary income	55,047	1,126,117	710,297	10,092
Undistributed capital gains	—	—	793,069	—
Net unrealized appreciation/(depreciation) on foreign currency, written option contracts, securities sold short and futures contracts	191,346	(337)	—	(3,035,517)
Net unrealized appreciation/(depreciation) on investments	2,296,779	(3,900,366)	20,259,665	19,409,614
Other cumulative effect of timing differences	(195,426)	(3,126)	—	—

Total distributable earnings	$(55,810,460)	$(150,692,362)	$20,639,697	$(144,803,677)

	Select Income Fund	Select Opportunity Fund
Post-October losses	—	$(59,152)
Late year ordinary losses	—	(1,536)
Undistributed ordinary income	—	22,863
Undistributed capital gains	$30,428,182	—
Net unrealized depreciation on foreign currency and securities sold short	(6,220,062)	(883)
Net unrealized appreciation/(depreciation) on investments	213,925,904	(1,019,348)
Other cumulative effect of timing differences	—	2,464

Total distributable earnings	$238,134,024	$(1,055,592)

Tax Character of Distributions to Shareholders: Income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from GAAP.

The tax character of distributions paid for the year ended December 31, 2014 were as follows:

Fund	Ordinary Income Total	Long-Term Capital Gain Total	Return of Capital Total
Global Infrastructure Fund	$1,331,975	—	—
International Real Estate Fund	6,907,422	—	—
Real Estate Fund	4,888,358	$2,463,705	—
Real Estate Long/Short Fund	605,965	—	—
Select Income Fund	74,987,736	52,828,576	—
Select Opportunity Fund	2,816,813	68,761	—

The tax character of distributions paid for the year ended December 31, 2013 were as follows:

Fund	Ordinary Income Total	Long-Term Capital Total	Return of Capital Total
Global Infrastructure Fund	$1,755,379	—	—
International Real Estate Fund	10,169,662	—	—
Real Estate Fund	497,069	$2,584,564	—
Real Estate Long/Short Fund	991,049	—	—
Select Income Fund	76,480,115	50,435,681	—
Select Opportunity Fund	181,184	—	—

December 31, 2014	114

Notes to Financial Statements

The Funds may own shares in certain foreign investment entities referred to under U.S. tax law, as “passive foreign investment companies” (PFICs). The Funds may elect to mark-to-market annually the shares of each PFIC and may be required to include in distributable income to shareholders any such mark-to-market gains.

9. Portfolio of Investments

The investment categories used in this report may differ from the industry classification categories used for determining compliance with industry concentration restrictions and requirements applicable to each of the Funds.

10. Subsequent Events

The Funds have evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements as of December 31, 2014. However, the following are details relating to the subsequent events through the date the financial statements were issued.

On February 10, 2015, Forward Management, the investment advisor to the Funds, signed a definitive agreement to be acquired by Salient Partners, L.P. (“Salient”), an asset manager headquartered in Houston, Texas advising across a broad spectrum of traditional and alternative investments (the “Transaction”). The Transaction is expected to be completed during the second quarter of 2015.

If completed, the Transaction will cause a change of control of Forward Management, which will result in the termination of the existing investment advisory agreement between Forward Management and the Funds. The Funds’ Board of Trustees has considered and approved a new investment advisory agreement between Forward Management and the Funds, as well as the submission of a proposal to the Funds’ shareholders to approve the new investment advisory agreement and other proposals related to the Transaction. Forward Management expects that, subject to obtaining the necessary approvals, Forward Management will continue to act as the investment advisor of the Funds as a subsidiary of Salient.

The Funds file a complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q was filed for the quarter ended September 30, 2014. The Funds’ Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the Funds’ proxy voting policies and procedures and how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2014 are available (i) without charge, upon request, by calling 1-800-999-6809 and (ii) on the SEC’s website at www.sec.gov.

115	December 31, 2014

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Forward Funds

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations, of changes in net assets, of cash flows where presented, and the financial highlights present fairly, in all material respects, the financial position of Forward Global Infrastructure Fund, Forward International Real Estate Fund, Forward Real Estate Fund, Forward Real Estate Long/Short Fund, Forward Select Income Fund and Forward Select Opportunity Fund (the “Funds”) at December 31, 2014, and the results of each of their operations, the changes in each of their net assets, the cash flows, where presented, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 24, 2015

December 31, 2014	116

Tax Information (Unaudited)

Pursuant to Section 852(b)(3) of the Internal Revenue Code the following Funds designate the amounts listed below as long-term capital gain dividends:

Real Estate Fund	$2,463,705
Select Income Fund	52,828,576
Select Opportunity Fund	68,761

The following Funds designate the percentages listed below of the income dividends distributed between January 1, 2014 and December 31, 2014, as qualified dividend income (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code:

Global Infrastructure Fund	100.00%
International Real Estate Fund	6.37%
Real Estate Fund	0.43%
Real Estate Long/Short Fund	9.45%
Select Income Fund	2.58%
Select Opportunity Fund	12.08%

The following Funds designate the percentages listed below of the income dividends distributed between January 1, 2014 and December 31, 2014, as qualifying for the corporate dividends received deduction (DRD) as defined in Section 854(b)(2) of the Internal Revenue Code:

Global Infrastructure Fund	18.33%
Real Estate Long/Short Fund	1.65%
Select Income Fund	1.98%
Select Opportunity Fund	7.15%

Pursuant to Section 853(c) of the Internal Revenue Code, the following Funds designate the amounts listed below as foreign taxes paid and foreign source income earned between January 1, 2014 and December 31, 2014, respectively.

	Foreign Taxes Paid	Foreign Source Income
Global Infrastructure Fund	$241,570	$2,526,635
International Real Estate Fund	335,262	4,611,206

Section 19 Notices

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the year and may be subject to changes based on the tax regulations. The Fund will send you a Form 1099-DIV each calendar year that will tell you how to report these distributions for Federal income tax purposes.

	Per Share				Percentage
	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
Select Income Fund
Institutional Class	$1.260970	$0.796915	—	$2.057885	58.67%	41.33%	—	100.00%
Investor Class	$1.167469	$0.796915	—	$1.964384	58.67%	41.33%	—	100.00%
Class A	$1.160177	$0.796915	—	$1.957092	58.67%	41.33%	—	100.00%
Class B	$1.017579	$0.796915	—	$1.814494	58.67%	41.33%	—	100.00%
Class C	$1.023983	$0.796915	—	$1.820898	58.67%	41.33%	—	100.00%
Advisor Class	$1.250318	$0.796915	—	$2.047233	58.67%	41.33%	—	100.00%

117	December 31, 2014

Approval of the Investment Management Agreement (Unaudited)

The Board of Trustees (the “Board”) of the Trust oversees the management of each series of the Trust and, as required by law, initially approves, and determines annually whether to renew, the investment advisory agreement for management of each series of the Trust.

At an in-person meeting of the Board held on December 10, 2014, the Board, including all of the Independent Trustees, approved the renewal of the Amended and Restated Investment Management Agreement (the “Advisory Agreement”) between Forward Management, LLC (“Forward Management” or the “Advisor”) and the Trust on behalf of the Funds.

In connection with these meetings, the Board, through counsel to the Trust and Independent Trustees and through the administrator of the Funds, requested information to enable the Board to evaluate the terms of the Advisory Agreement. In response, Forward Management provided materials (the “15(c)” Materials”) to the Board for its evaluation. In considering whether to approve the renewal of the Advisory Agreement, the Board reviewed the extensive information provided in the 15(c) materials, including: information related to the Funds’ investment results; portfolio composition; advisory fee and expense comparisons; financial information regarding Forward Management; descriptions of Forward Management’s compliance program; portfolio trading practices and information about the personnel providing, investment management and administrative services to each Fund and the nature and extent of services provided under the Advisory Agreement. In addition, during the course of each year, the Board receives a wide variety of materials relating to the services provided by Forward Management. At each of its quarterly meetings, the Board reviews Fund performance and a significant amount of information relating to Fund operations, including the Trust’s compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by Forward Management to the Funds. The Board also noted that the Funds’ Chief Compliance Officer reviewed the compliance procedures and systems in place with respect to compliance by Forward Management with the federal securities laws as prescribed under Rule 38a-1 of the 1940 Act and noted to the Board that they are reasonably designed to prevent violations by Forward Management of the federal securities laws.

Discussed below are the factors the Board considered in renewing the Advisory Agreement. This discussion is not intended to be all-inclusive. The Board reviewed a variety of factors and considered a significant amount of information, including information received on an ongoing basis at Board and committee meetings. The approval determinations were made on the basis of each Board member’s business judgment after consideration of all of the information taken as a whole. Individual Board members may have given different weights to certain factors and assigned various degrees of materiality to information in connection with the approval process.

Forward Management directly manages the Funds without employing a sub-advisor. In evaluating the Advisory Agreement, the Board, including the Independent Trustees, principally considered the following factors, among others: (i) the nature, extent and quality of the services to be provided by Forward Management; (ii) the investment performance of each Fund and Forward Management, where applicable; (iii) the reasonableness of investment advisory compensation to be paid and a comparative analysis of expense ratios of, and advisory fees paid by, similar funds; (iv) the profits to be realized by Forward Management from its relationships with the Funds; (v) the extent to which the fees to be paid to Forward Management reflect economies of scale; and (vi) if applicable, any benefits derived or to be derived by Forward Management from its relationship with the Funds, such as soft dollar arrangements. The Board also considered the ability of Forward Management to provide an appropriate level of support and resources to the Funds and whether Forward Management has sufficiently qualified personnel. The Board also considered the overall financial soundness of Forward Management as it relates to its ability to provide services to the Funds.

Additional discussion of certain of these factors follows:

Nature, extent, and quality of the services

The Board considered the nature of the services to be provided under the Advisory Agreement. The Board considered the ability of Forward Management to provide an appropriate level of support and resources to the Funds and whether Forward Management has sufficiently qualified personnel. The Board noted the background and experience of Forward Management’s senior management and investment personnel. The Board also noted that, because the series of the Trust are Forward Management’s principal investment advisory clients, the expertise of, and amount of attention expected to be given to the Funds by Forward Management’s management team is substantial. The Board considered Forward Management’s ability to attract and retain qualified business professionals. The Board also determined that Forward Management has made a commitment to the recruitment and retention of high quality personnel, and maintains the financial and operational resources reasonably necessary to manage the Funds. The Board also favorably considered Forward Management’s entrepreneurial commitment to the management and success of the Funds, which entails a substantial financial and professional commitment.

The Board also considered Forward Management’s compliance operations with respect to the Trust, including the measures taken by Forward Management to

December 31, 2014	118

Approval of the Investment Management Agreement (Unaudited)

assist the Trust in complying with Rule 38a-1 under the 1940 Act. The Board noted that personnel at Forward Management represented that the firm had no significant compliance or administrative problems over the past year and that no material deficiencies were found by any independent audit or material compliance issues found by the SEC in its recent routine examination of Forward Management or the series of the Trust.

The Board concluded that it was satisfied with the nature, extent, and quality of the services provided by Forward Management under the Advisory Agreement.

Investment Performance

In considering information about the Funds’ historical performance, unless otherwise noted below, the Board was provided with information by Forward Management using data from Morningstar and other sources about each Fund’s historical performance, noting whether there were periods of underperformance and outperformance relative to each Fund’s peer group as well as its respective benchmark indices over time. The Board was provided with a comparative analysis of the performance of each Fund relative to certain comparable funds and relevant market indices for certain periods, including annual performance information and cumulative performance information. In assessing the performance of Forward Management, the Board also considered the length of time Forward Management had served as investment advisor to the respective Fund. The Board also noted the need for Forward Management to adhere to its investment mandates, which could at times have an impact on a Fund’s performance.

The Board noted that, as a general matter, the Funds had periods of both underperformance and outperformance relative to the comparable funds within their respective Morningstar Category over time. Specifically, the Board noted:

•

The Global Infrastructure Fund outperformed in relation to the average performance of the comparable funds within its Morningstar category for the one-year period ended September 30, 2014; however, it underperformed the comparable funds within its Morningstar category for the three- and five-year periods ended September 30, 2014;

•

The International Real Estate Fund underperformed in relation to the average performance of the comparable funds within its Morningstar Category during the one-, and five-year periods ended September 30, 2014; however, it outperformed the comparable funds within its custom peer group average for the three-year period ended September 30, 2014;

•

The Real Estate Fund underperformed in relation to the average performance of the comparable funds within its Morningstar Category during the one- and five-year periods ended September 30, 2014; however, it outperformed the comparable funds within its Morningstar Category during the three-year period ended September 30, 2014. It was noted that Forward Management took over the day-to-day management of this Fund in March 2010;

•

The Real Estate Long/Short Fund underperformed in relation to the average performance of the comparable funds within its Morningstar Category during the one-year period ended September 30, 2014; however, it outperformed the comparable funds within its Morningstar Category during the three- and five-year periods ended September 30, 2014;

•	The Select Income Fund outperformed in relation to the average performance of the comparable funds within its Morningstar Category for the one-, three-, and five-year periods ended September 30, 2014;

•	The Select Opportunity Fund outperformed in relation to the average performance of the comparable funds within its Morningstar Category during the one-year period ended September 30, 2014.

Performance information for each class of shares of the Funds, including performance relative to each Fund’s benchmark index, is contained in this Report under the heading “Fund Performance.”

The Board considered the various performance data presented, and considered that certain Funds underperforming their benchmark or peer group for a given period had outperformed such benchmarks or peer groups during other periods. The Board also recognized that certain asset classes or strategies may be out of favor from time to time, which can have an effect on performance. The Board also noted the difficulties of constructing appropriate benchmarks for certain Funds. The Board discussed the possible reasons for the underperformance of certain Funds with Forward Management and took note of Forward Management’s plans to continue to monitor and address performance. The Board also noted recent portfolio management and/or strategy changes implemented by Forward Management.

The Board determined to continue to monitor the performance of the Funds and concluded, after consideration of the performance and strategy for each of the Funds, that Forward Management should continue to serve under the Advisory Agreement subject to the supervision of the Board.

119	December 31, 2014

Approval of the Investment Management Agreement (Unaudited)

Profitability and Reasonableness of Advisory Compensation

The Board considered Forward Management’s profitability and the methodology used to calculate profitability. The Board reviewed Forward Management’s audited financial statements, expense allocations and profitability analysis before marketing expenses, included in the 15(c) Materials. The Board considered Forward Management’s presentation of these materials at its meeting held on September 16, 2014, and well as the Board’s discussion of Forward Management’s profitability with Mr. Reid in executive session.

The Board considered the costs of services to be provided and profits to be realized by Forward Management from its relationship with the Funds, including the overall financial soundness of Forward Management. The Board considered financial information previously provided by Forward Management. The Board noted that Forward Management has been responsive to inquiries over time regarding the firm’s financial resources and ability to serve as the investment advisor to the Funds, and that the Board has been satisfied with this information. The Board also considered information about the profitability of each Fund to Forward Management. The Board also considered that Forward Management has historically waived fees or reimbursed the various series of the Trust for certain operating expenses that exceeded stated expense limits, and that amounts waived or reimbursed by Forward Management have been substantial.

The Board also considered information regarding the investment management fees charged to the Funds by Forward Management and operating expense comparisons for each Fund compared with other comparable registered investment companies. The Board noted that the investment management fees to be paid to Forward Management with respect to each of the Funds were within the range of the gross investment management fees charged to the group of similar investment companies presented to the Board.

The Board noted that Forward Management’s business currently consists primarily of managing the series of the Trust, and that, except as noted below, Forward Management does not currently manage other investment accounts for clients using strategies similar to the Funds so it is not possible to meaningfully compare the fees charged to the Funds with fees charged to other non-investment company clients of Forward Management. The Board noted that, with respect to certain Funds, the potential for additional meaningful comparisons will be revisited as Forward Management’s separate account business grows. The Board noted that overall expense ratios of certain of the Funds are currently limited by Forward Management pursuant to contractual expense limitation and/or reimbursement agreements.

The Board concluded that Forward Management’s profitability with respect to the Funds was not excessive and that the advisory fees charged to each Fund were reasonable in light of the services provided to each Fund.

Economies of scale

The Board considered the potential of Forward Management and the Funds to experience economies of scale as the Funds grow in size, but recognized that the current asset levels of certain of the Funds do not provide significant economies of scale. The Board noted that Forward Management has typically subsidized series of the Trust at smaller asset levels. The Board concluded that, considering the size and operating history of the Funds and the fee and financial information considered by the Board, the current fee structures reflected in the Advisory Agreements are appropriate. The Board also noted that it would have the opportunity to periodically re-examine whether the Funds had achieved economies of scale and the appropriateness of advisory fees payable to Forward Management in the future, and that fee reductions have been implemented from time to time with regard to certain of the Funds.

Any additional benefits and other considerations

The Board considered ancillary benefits to be received by Forward Management as a result of Forward Management’s relationship with the Funds, including the fees paid by the Funds to ReFlow Management Co., LLC, a company that is affiliated with Forward Management, for the Funds’ participation in ReFlow, a program designed to provide an alternative liquidity source for mutual funds experiencing redemptions of their shares. In addition, the Board also took into consideration the potential benefits that may be derived by Forward Management as a result of the establishment of Forward Securities, LLC, an affiliated broker-dealer that serves as distributor for the Funds. The Board also considered any benefits to be derived by Forward Management from soft dollar arrangements, and noted that the Board receives regular reports from Forward Management regarding its soft dollar policies and usage. The Board also noted that potential benefits to be derived by Forward Management from its relationship with the Funds include the potential for larger assets under management and reputational benefits, which are consistent with those benefits generally derived by investment advisors to mutual funds.

Based on the Trustees’ deliberations and their evaluation of the information described above, the Board, including all of the Independent Trustees, found that: (i) the compensation payable under the Advisory Agreement is fair and bears a reasonable relationship to the services to be rendered; and (ii) the renewal of the Advisory Agreement is in the best interests of each respective Fund and its shareholders. Based on the Trustees’ deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, unanimously approved, with respect to the Funds, the renewal of the Advisory Agreement.

December 31, 2014	120

Additional Company Information (Unaudited)

Board of Trustees

The Trust’s Board of Trustees oversees the management and business of the Funds. The Trustees are elected by shareholders of the Trust, or, in certain circumstances, may be appointed by the other Trustees. There are currently seven Trustees, six of whom are not “interested persons” of the Trust as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (each an “Independent Trustee” and together, the “Independent Trustees”). The Trustees and Officers of the Trust, along with their affiliations over the last five years, are set forth below. The Trust’s Statement of Additional Information includes additional information about the Trustees and is available at forwardinvesting.com or upon request, without charge, by calling 800-999-6809.

Independent Trustees:

Name, Address, and Year of Birth*	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee***
Haig G. Mardikian Year of Birth: 1947	Chairman	Since 1998+	Owner of Haig G. Mardikian Enterprises, a real estate investment business (since 1971); General Partner of M&B Development, a real estate investment business (since 1983); General Partner of George M. Mardikian Enterprises, a real estate investment business (1983 to 2002); President and Director of Adiuvana-Invest, Inc., a real estate investment business (since 1989); Director of PCG Asset Management, a private equity investment advisor (2001 to 2011); President of the William Saroyan Foundation (since 1992); Managing Director of the United Broadcasting Company, radio broadcasting (1983 to 2001); Trustee of the International House of UC Berkeley (2001 to 2007); Director of the Downtown Association of San Francisco (1982 to 2006); Director of the Market Street Association (1982 to 2006); Trustee of Trinity College (1998 to 2007); Trustee of the Herbert Hoover Presidential Library (since 1997); Trustee of the Herbert Hoover Foundation (since 2002); Trustee of the Advisor California Civil Liberties Public Education Fund (1997 to 2006); Director of The Walnut Management Co., a privately held family investment company (since 2008); President of the Foundation of City College (2006 to 2010); Director of Near East Foundation (since 2007).	32	Chairman and Director of SIFE Trust Fund (1978 to 2001).

Donald O’Connor Year of Birth:1936	Trustee	Since 2000+	Financial Consultant (since 1997); Retired Vice President of Operations, Investment Company Institute (“ICI”), a mutual fund trade association (1969 to 1993); Executive Vice President and Chief Operating Officer, ICI Mutual Insurance Company, an insurance company (1987 to 1997); Chief, Branch of Market Surveillance, Securities and Exchange Commission (1964 to 1969).	32	Trustee of the Advisors Series Trust (since 1997).

DeWitt F. Bowman Year of Birth: 1930	Trustee	Since 2006 (Director of Forward Funds, Inc. since 2000)+	Pension Investment Consulting, a consulting company (since 1994); Interim Treasurer and Vice President for Investments, University of California (2000 to 2001); Treasurer of Pacific Pension Institute, a non-profit education organization (1994 to 2002); Treasurer of Edgewood Center for Children and Families, a non-profit care center (1994 to 2004); Director, Episcopal Diocese of California, a non-profit religious organization (1964 to 2008); Trustee of the Pacific Gas and Electric Nuclear Decommissioning Trust Fund, a nuclear decommissioning trust (since 1994); Chief Investment Officer, California Public Employees Retirement System (1989 to 1994).	32	Trustee, Brandes Mutual Funds (1995 to 2012); Lead Director, RREEF America III REIT (2007 to 2012); Director, RREEF America I REIT (2004 to 2007); Trustee, PCG Private Equity Fund (since 1994).

121	December 31, 2014

Additional Company Information (Unaudited)

Name, Address, and Year of Birth*	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee***
Cecilia H. Herbert Year of Birth: 1949	Trustee, Nominating Committee Chairperson	Since 2009+	Director (2000 to 2013) and President (2007 to 2010) of the Board, Catholic Charities CYO; Member, Archdiocese Finance Committee, the advisory council to the San Francisco Catholic Archdiocese (since 1994); Trustee, The Thacher School (2002 to 2011); Trustee, WNET, the public media company of New York (since 2011); Managing Director and head of San Francisco Office, J.P. Morgan/Morgan Guaranty Trust Company, a commercial and investment banking institution (1973 to 1976 and 1978 to 1991).	32	Director, iShares Inc. (since 2005); Trustee, iShares Trust (since 2005); Trustee, Pacific Select Funds (2004 to 2005); Trustee, The Montgomery Funds (1992 to 2003).

Julie Allecta Year of Birth: 1946	Trustee, Audit Committee Chairperson	Since 2012+	Retired Partner, Paul Hastings, Janofsky & Walker LLP (1999 to 2009); Governing Council Member of the Independent Directors Council (since 2014); Vice President and Director, WildCare Bay Area (since 2007); Parliamentarian and Director, American Society of Botanical Artists, Northern California Chapter (since 2014).	32	Trustee, Litman Gregory Funds Trust (since 2013).

A. John Gambs Year of Birth: 1945	Trustee	Since 2012+	Director and Compensation Committee Chair, NMI Holdings, Inc. (2011 to 2012); Trustee and Audit Committee Chair, Barclays Global Investors Funds (2006 to 2010); Trustee and Audit Committee Chair, Master Investment Portfolio (2006 to 2010); Advisory Board Member, Fairview Capital Management (since 2009); Director, San Francisco Classical Voice (since 2011); Member, Board of Governors San Francisco Symphony (since 2001); Director, The New Century Chamber Orchestra (since 2010); Executive Vice President and Chief Financial Officer, The Charles Schwab Corporation (1988 to 1996); President and Director, Gambs Family Foundation (1997 to 2010).	32	None

December 31, 2014	122

Additional Company Information (Unaudited)

Interested Trustee:

Name, Address, and Year of Birth*	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee***
J. Alan Reid, Jr. **** Year of Birth: 1962	President, Trustee	Since 2001+	Chief Executive Officer and Director of Forward Management, LLC, an investment advisor (since 2001); President and Director, Forward Securities, LLC, a broker-dealer (since 2010); Chief Executive Officer and Director, ReFlow Management Co., LLC, an investment services company (2001 to 2010); Chief Executive Officer and Director, ReFlow Fund, LLC, an investment services company (2001 to 2010); Chief Executive Officer, Sutton Place Management, an investment services company (since 2001); Vice President of Sutton Place Associates (since 2001); Chief Executive Officer, FISCOP, LLC (since 2001); Vice President, Broderick Management, LLC (since 2001); Member of ICI Board of Governors (since 2008); Director, Legato Capital Management, an investment services company (2004 to 2009); Director, FOLIOfn, Inc. (since 2002); Executive Director, Private Wealth Management, Morgan Stanley (2000 to 2001); Senior Vice President, Director of Business Delivery, Morgan Stanley Online, a financial services company (1999 to 2000); Executive Vice President and Treasurer, Webster Investment Management Co., LLC (1998 to 1999); Vice President, Regional Director, Investment Consulting Services, Morgan Stanley, Dean Witter, Discover & Co., a financial services company (1992 to 1998); Vice President of the Board of Trustees of Centerpoint, a public health and welfare organization (1997 to 2010); Director, Ring Mountain Day School (2010 to 2013); Director, Arista Maritime Group Inc. (since 2013).	32	None

*	Each Trustee may be contacted by writing to the Trustee, c/o Forward Management, LLC, 101 California Street, 16th Floor, San Francisco, CA 94111.

**	Each Trustee will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his successor, if any, elected at such meeting; or (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust.

***	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., public companies) or other investment companies registered under the 1940 Act.

****	Mr. Reid is considered an interested Trustee because he acts as Chief Executive Officer of Forward Management, LLC, the Funds’ investment advisor, and holds other positions with an affiliate of the Trust.

+	Messrs. Mardikian, Bowman, O’Connor and Reid have served as Trustee to the Trust since May 1, 2005. However, beginning on the date indicated in the chart, Messrs. Mardikian, Bowman, O’Connor and Reid served as a director for the nine series of Forward Funds, Inc., which were reorganized as series of the Trust effective July 1, 2005. Mr. Bowman was appointed as Trustee effective January 1, 2006 and served as a director for the nine series of Forward Funds, Inc. since 2000. Ms. Herbert was appointed as a Trustee effective November 9, 2009. Ms. Allecta was appointed as a Trustee effective January 1, 2012. Mr. Gambs was appointed as a Trustee effective December 31, 2012.

123	December 31, 2014

Additional Company Information (Unaudited)

Officers:

Name, Address, and Year of Birth*	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Barbara H. Tolle 101 California Street, 16th Floor San Francisco, CA 94111 Year of Birth: 1949	Treasurer	Since 2006	Vice President, Director of Fund Accounting and Operations, Forward Management (since 2006); Vice President and Director, Fund Accounting and Administration, PFPC Inc. (1998 to 2006).

Judith M. Rosenberg 101 California Street, 16th Floor San Francisco, CA 94111 Year of Birth: 1948	Chief Compliance Officer and Chief Legal Officer	Since 2005	Chief Compliance Officer, Forward Management (since 2005); Chief Compliance Officer, Secretary and Director, Forward Securities, LLC (since 2010); First Vice President and Senior Attorney, Morgan Stanley (1984 to 1997; 2002 to 2005); Director of Compliance, Morgan Stanley Online (1997 to 2002).

Robert S. Naka 101 California Street, 16th Floor San Francisco, CA 94111 Year of Birth: 1963	Vice President, Funds and Secretary	Vice President, Funds since 2009 and Secretary since 2012	Chief Operating Officer, Forward Management (since 2009); Principal & Chief Operating Officer, Anew Capital Management LLC (2007 to 2009); Executive Vice President & Chief Operating Officer, ING Funds & Predecessors (1989 to 2007).

Kathryn A. Burns 1290 Broadway, Suite 1100 Denver, CO 80203 Year of Birth: 1976	Assistant Treasurer	Since 2014	Assistant Vice President and Fund Controller, ALPS Fund Services, Inc. (since 2013); Vice President and Chief Compliance Officer, Old Mutual Capital (2010 to 2012); Vice President and Regulatory Reporting Manager, Old Mutual Capital (2006 to 2012); Manager, PricewaterhouseCoopers LLP (2004 to 2006)

*	Each officer shall hold office at the pleasure of the Board of Trustees until the next annual meeting of the Trust or until his or her successor is duly elected and qualified, or until he or she dies, resigns, is removed or becomes disqualified.

December 31, 2014	124

Forward Funds Privacy Policy (Unaudited)

Forward Funds appreciates the privacy concerns and expectations of our customers. We are committed to maintaining a high level of privacy and confidentiality when it comes to your personal information and we use that information only where permitted by law. We recognize that, as our customer, you not only entrust us with your money but with your personal information. Your trust is important to us and you can be sure we will continue our tradition of protecting your personal information. We provide this privacy notice to you so that you may understand our policy with regard to the collection and disclosure of nonpublic personal information (“Information”) pertaining to you.

We collect the following categories of information about you:

•	Information we receive from you on applications or other forms; and

•	Information about your transactions with us, our affiliates, or others.

We do not disclose any Information about you or any current or former customer to anyone, except as permitted by law. We may disclose Information about you and any former customer to our affiliates and to nonaffiliated third parties, as permitted by law. We do not disclose personal information that we collect about you to non-affiliated companies except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, or in other limited circumstances permitted by law. For example, some instances where we may disclose Information about you to third parties include: for servicing and processing transactions, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information about you with these companies, we require them to limit their use of the personal information to the particular purpose for which it was shared and we do not allow them to share your personal information with others except to fulfill that limited purpose. In addition, these companies are required to adhere to our privacy standards with respect to any personal information that we provide them.

Protecting the Security and Confidentiality of Your Information

We restrict access to Information about you to those employees who need to know that Information to provide products or services to you. We maintain physical, electronic, and procedural safeguards to ensure the confidentiality of your Information. Our privacy policies apply only to those individual investors who have a direct customer relationship with us. If you are an individual shareholder of record of any of the Funds, we consider you to be a customer of Forward Funds. Shareholders purchasing or owning shares of any of the Funds through their bank, broker, or other financial institution should consult that financial institution’s privacy policies. If you own shares or receive investment services through a relationship with a third-party broker, bank, investment advisor or other financial service provider, that third-party’s privacy policies will apply to you and ours will not.

125	December 31, 2014

Investment Advisor

Forward Management, LLC

Administrator

ALPS Fund Services, Inc.

Distributor

Forward Securities, LLC

Counsel

Dechert LLP

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Custodian

Citibank, N.A.

Transfer Agent

ALPS Fund Services, Inc.

Forward Funds

P.O. Box 1345

Denver, CO 80201

(800) 999-6809

www.forwardinvesting.com

Forward Commodity Long/Short Strategy Fund

Forward Credit Analysis Long/Short Fund

Forward Dynamic Income Fund

Forward EM Corporate Debt Fund

Forward Emerging Markets Fund

Forward Equity Long/Short Fund

Forward Frontier Strategy Fund

Forward Global Dividend Fund

Forward Global Infrastructure Fund

Forward High Yield Bond Fund

Forward International Dividend Fund

Forward International Real Estate Fund

Forward International Small Companies Fund

Forward Investment Grade Fixed-Income Fund

Forward Real Estate Fund

Forward Real Estate Long/Short Fund

Forward Select EM Dividend Fund

Forward Select Income Fund

Forward Select Opportunity Fund

Forward Small Cap Equity Fund

Forward Tactical Enhanced Fund

Forward Tactical Growth Fund

Forward Total MarketPlus Fund

Forward U.S. Government Money Fund

Allocation Funds

Forward Balanced Allocation Fund

Forward Growth & Income Allocation Fund

Forward Growth Allocation Fund

Forward Income & Growth Allocation Fund

Forward Income Builder Fund

Forward Multi-Strategy Fund

Printed on paper containing recycled content using soy-based inks.	FSD001255 031016

Item 2.	Code of Ethics.

The registrant, as of the end of the period covered by the report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the registrant. During the period covered by this report, amendments were made to the provisions of the registrant’s Code of Ethics for principal executive and principal financial officers to designate the Chief Compliance Officer as the person of contact regarding all matters pertaining to the Code of Ethics. The registrant’s Code of Ethics for principal executive and principal financial officers is filed hereto under Item 12(a)(1) on this Form N-CSR.

During the period covered by this report, no implicit or explicit waivers to the provisions of the registrant’s Code of Ethics for principal executive or principal financial officers, as referenced above, were granted.

A copy of the registrant’s Code of Ethics for principal executive and principal financial officers will be sent to you free of charge, upon request, by calling or writing: Forward Funds, P.O. Box 1345, Denver, CO 80201, (800) 999-6809.

Item 3.	Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has two “audit committee financial experts” serving on its audit committee, DeWitt F. Bowman and A. John Gambs. Mr. Bowman and Mr. Gambs are “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed in each of the last two fiscal years for professional services rendered

1

by the principal accountant for the audit of the Funds’ annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements on behalf of the Funds were $762,140 for the fiscal year ended December 31, 2014 and $771,871 for the fiscal year ended December 31, 2013.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Funds’ financial statements and are not reported under paragraph (a) of this Item on behalf of the Funds were $70,527 for the fiscal year ended December 31, 2014 and $49,593 for the fiscal year ended December 31, 2013. These services consisted of semi-annual and annual independent pricing fees, review of legal proceedings and review of new accounting pronouncements.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning on behalf of the Funds was $184,482 for the fiscal year ended December 31, 2014 and $190,073 for the fiscal year ended December 31, 2013. These services consisted of professional services related to tax compliance and tax planning, including review of federal and state income tax returns, reviews of excise tax distribution requirements and review of excise tax returns.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant on behalf of the Funds, other than the services reported in paragraphs (a) through (c) of this Item, were NONE for the fiscal year ended December 31, 2014 and NONE for the fiscal year ended December 31, 2013.

(e)(1)	The registrant’s Audit Committee charter requires that the Audit Committee pre-approve all auditing services and non-audit services to be performed for the registrant by its independent accountant (“Auditor”). The registrant’s Audit Committee has established policies and procedures (“Procedures”) for pre-approval of all audit and permissible non-audit services provided by its Auditor. Under the Procedures, the Audit Committee must approve the engagement of the Auditor to certify the Funds’ financial statements for each fiscal year. In approving this engagement, the Audit Committee shall obtain, review and consider sufficient information concerning the Auditor to enable the Audit Committee to make a reasonable evaluation of the Auditor’s qualifications and independence. The Audit Committee shall also consider the Auditor’s proposed fees for the engagement in light of the scope and nature of the audit services that the Funds will receive. The Audit Committee will report to the registrant’s Board of Trustees regarding its approval of the engagement and the proposed fees for the engagement, and the basis for such approval.

Additionally, the Audit Committee may pre-approve certain types of non-audit services to the Funds and their service affiliates that are not a prohibited service, as described in the Procedures. The Audit Committee may set limits on fees and other conditions on such services as it believes to be appropriate. On an annual basis, management of the Funds, in consultation with the Auditor, shall provide to the Audit Committee for its consideration: (i) a list of those types of non-audit services, if any, that the Funds may request from the Auditor during the

2

fiscal year; and (ii) a list of those types of non-audit services directly impacting the Funds’ operations and financial reporting that service affiliates may request from the Auditor during the fiscal year. In addition, the Procedures permit the Audit Committee to pre-approve non-audit services to the Funds and to its service affiliates on a project-by-project basis.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	Not applicable
(c)	100%
(d)	Not applicable

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was zero percent (0%).

(g)	The aggregate non-audit fees billed by the Funds’ accountant for services rendered to the registrant, and rendered to the Funds’ investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for each of the last two fiscal years on behalf of the Funds were NONE for the fiscal year ended December 31, 2014 and NONE for the fiscal year ended December 31, 2013.

(h)	The registrant’s Audit Committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	The registrant’s Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Reports to Stockholders filed under Item 1 of Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

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Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

No material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees have been implemented after the registrant’s last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	No changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	The registrant’s Code of Ethics for Principal Executive and Senior Financial Officers that applies to the registrant’s principal executive officer and principal financial officer and as described in Item 2 hereof is attached hereto as Exhibit-99.(A)(1).

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Act (17 CFR 30a-2(a)) are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Act (17 CFR 30a-2(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are attached hereto.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FORWARD FUNDS

By:	/s/ J. Alan Reid, Jr.
J. Alan Reid, Jr.
President & Trustee

Date:	March 5, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ J. Alan Reid, Jr.
J. Alan Reid, Jr.
President & Trustee

Date:	March 5, 2015

By:	/s/ Barbara Tolle
Barbara Tolle
Treasurer

Date:	March 5, 2015

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